UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number  811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  505-984-0200

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2024

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Global Opportunities

Thornburg International Equity Fund

Thornburg Better World International Fund

Thornburg International Growth Fund

Thornburg Developing World Fund

Thornburg Small/Mid Cap Core Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Summit Fund

Thornburg Ultra Short Income Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Core Plus Bond Fund

Thornburg Strategic Income Fund

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Capital Management Fund

Thornburg Emerging Markets Managed Account Fund

Thornburg Municipal Managed Account Fund

Thornburg

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Semi-Annual Report | March 31, 2024

EQUITY FUNDS
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Equity Fund
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
U.S. Equity
Thornburg Small/Mid Cap Core Fund
Thornburg Small/Mid Cap Growth Fund
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund

Thornburg Equity Funds
Semi-Annual Report  |  March 31, 2024
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2024 (Unaudited)
Thornburg Global Opportunities Fund |
March 31, 2024 ( (Unaudited)
Dear Fellow Shareholder,
This note highlights the results of the Thornburg Global Opportunities Fund’s (the “Fund”) investment portfolio for the 6-month period ended March 31, 2024. It is published amidst the ongoing developments with the Russian invasion of Ukraine, declining inflation rates, Mideast tensions, and upcoming elections in many countries.
The net asset value of the Fund’s Class I shares increased by $3.83 per share ($32.82 to $36.65) during the period. For the 12-month period ended March 31, 2024, the net asset value of the Class I shares increased $4.49 ($32.16 to $36.65), including the reduction in net asset value by the $1.19 per share capital gains dividend paid by the Fund in the 4th quarter of 2023. For the 6-month period ended March 31, 2024, the Fund’s Class I share return of 18.45% trailed the 20.14% return of the MSCI All Country World Net Total Return USD Index (the “Index”).  For the trailing 12-month period ended March 31, 2024, the Fund’s Class I share return of 20.88% trailed the 23.22% return of the Index.
We are now in the 18th year of managing Thornburg Global Opportunities Fund. From its inception on July 28, 2006 through March 31, 2024, the Fund has outpaced the Index by an average margin of more than 2.8% per year, resulting in a total cumulative return since inception of 438% (Class I shares) versus 239% for the MSCI ACWI Net Total Return index.
As of March 31, 2024, the weighted average price-to-earnings ratio for the equity investments of the Fund was 17.5x. This compares to a weighted average multiple of 19.4x for the Index as of the same date. We believe that our strategy of owning a focused Fund portfolio of firms with above-average revenue growth that are value priced with respect to revenue/earnings/cash flow vis-à-vis the overall market has been a key ingredient to overall long-term outperformance by the Fund versus the Index.
Listed below in descending order are the 25 largest equity holdings of companies in the Fund as of March 31, 2024, along with their first quarter of 2024 and calendar year 2023 returns, the latter in parentheses. Returns for each company are shown in U.S. dollars and assume reinvestment of dividends in shares of the company.  We also show the trailing 5-year average annual revenue growth rates for these businesses through their respective 2023 fiscal year ends, along with each company’s latest reported trailing 12-month revenue growth. Select data below illustrates the general, overall growth trend of the Fund’s portfolio outpacing the Index for the following periods:
•	The trailing 5-year weighted average revenue growth rate of the 2,841 businesses included in the Index was +2.7%/year through December 31, 2023. The annualized average revenue growth rate was +4.7% through the most recently reported trailing 12-month period which ended December 31, 2023 for most of these businesses.
•	The trailing 5-year weighted average annual revenue per share growth rate of the 36 equity holdings in the Fund’s portfolio was +9.4%/year through December 31, 2023. The weighted average revenue growth rate of these companies was +8.89% through the most recently reported trailing 12-month period, which ended December 31, 2023 for many of these businesses. The weighted average portfolio revenue growth rates of the Fund’s portfolio has significantly exceeded that of the Index.

4  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2024 (Unaudited)
Together, these 25 companies comprised approximately 83% of the Fund’s total assets as of March 31, 2024. Cash and cash equivalents comprised 2% of Fund assets and 11 other equities comprised approximately 15% of Fund assets. Individual position sizes of the Fund’s top 25 holdings range from approximately 6.5.% (Meta Platforms) to approximately 2% for those shown near the bottom of this list (Barrett Developments).
These are not trivial businesses. Weighted average revenue growth for the Fund’s portfolio exceeded global gross domestic product (GDP) growth in calendar year 2023 and for the trailing 5-year period. As previously described, these businesses’ average revenue per share growth rates exceed the revenue growth of the Index, both in the 2023 fiscal years and over the trailing 5-year period*. In our view, most of these businesses emerged from the economic valley of the COVID-19 period with their competitive positions intact or improved and ready to address the challenges and opportunities that lie ahead.
The reader will notice a high incidence of Fund investments tied to the digital economy, producers of critical resources, and financial intermediaries that we believe should benefit from interest rates determined primarily by free market forces. For now, there appears to us to be subdued investor confidence in the outlook for industrial commodity sector businesses. Our viewpoint is evidenced by the lackluster relative or even negative share price performances of some investments from these sectors in the Fund’s portfolio during 2023 and continuing in the first quarter of 2024.
Sixteen equities positively contributed to the Fund’s performance of at least 0.20% each during the first quarter of 2024. Leading contributors to the Fund’s portfolio returns during this period included U.S. technology giants Meta Platforms and Alphabet; semiconductor producer Taiwan Semiconductor Manufacturing; business software developer SAP; financials Citigroup, Bank of Ireland, Capital One, Charles Schwab, and NN Group; Indian conglomerate Reliance Industries; technology systems integrator CACI International; miner Freeport-McMoran; vehicle manufacturer Mercedes-Benz Group; retailer TJX Companies, and tool manufacturer Techtronic Industries.
Three equities subtracted more than -0.20% each from Fund performance during the first quarter of 2024. The most significant detractors were wind turbine manufacturer Vestas Wind Systems, UK homebuilder Barratt Developments, and Macau casino and hospitality firm Galaxy Entertainment. We made various position size adjustments to the Fund’s holdings over the course of the first quarter of 2024 for portfolio diversification purposes and to better balance the downside risk vs upside capital appreciation potential of individual positions.
The following table summarizes major sector weightings within the Fund’s equity portfolio as of March 31, 2024, selected prior quarter ends, and year-over-year changes for quarters ended March 31, 2023 and 2024. The increases in Fund’s holdings in the communications services sector over the periods shown mostly reflect Meta Platforms and Alphabet’s strong share price increases, along with the addition of Spain’s Zegona Communications in the fourth quarter of 2023. The increased Fund portfolio weighting of information technology businesses primarily reflects the strong share price performances of Samsung Electronics and Taiwan Semiconductor over the prior 12 months ended March 31, 2024.

Thornburg Equity Funds Semi-Annual Report  |  5

Letter to Shareholders, Continued
March 31, 2024 (Unaudited)
The value of the U.S. dollar vis-à-vis most developed market foreign currencies generally fluctuated within a relatively narrow range in the first quarter of 2024, finishing slightly higher from December 31, 2023, to March 31, 2024. As in prior years, we hedged a significant percentage of the foreign currency exposure of the underlying businesses of the Fund’s non-U.S. dollar investments.
Incoming economic data from around the world indicate in our view a resilient global economy. U.S. domestic and Global inflation has dropped in recent quarters, though it remains above prior decade levels in most developed countries. Also, labor market conditions across the globe remain tight, contributing to ongoing inflation in services. Political developments in the U.S. and many other countries holding elections may likely impact financial asset prices in 2024. We are paying attention to the abilities of companies the Fund owns to manage cost inflation and maintain profit margins consistent with our expectations.
Our Investment Framework
Thornburg Global Opportunities Fund seeks capital appreciation from a focused portfolio of global equity investments. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly, and quarterly.  We see a clear example of the need to keep a longer-term investment perspective illustrated by comparing the trailing +112%  48-month return of the Fund (as of March 31, 2024) with the -24.8% quarterly return of the Fund at the onset of COVID-19 pandemic (as of March 31, 2020) that preceded these 48 months ended March 31, 2024. In our view, most of the companies currently in the Fund’s portfolio have managed well through varying economic environments across business cycles; a few have the potential to be much better businesses after being “fixed up.” We continue to follow our core investment principles of flexibility, focus, and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund.  Remember that you can monitor the holdings of the Fund and other information on our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director

6  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2024 (Unaudited)
Thornburg Investment Income Builder Fund |
31 March, 2024 (Unaudited)
Dear Fellow Shareholder,
This letter highlights the results of the Thornburg Investment Income Builder Fund’s (the “Fund”) investment portfolio for the 6-month period ended March 31, 2024. It is published amidst the ongoing developments associated with the Russian invasion of Ukraine, moderating inflation figures in the U.S., Mideast tensions, and upcoming political contests in the U.S. and many other countries. Most equity indices delivered price increases during this period. Returns from bonds were mixed.
The Fund paid ordinary dividends of $0.62 per Class I share for the trailing two quarters ended March 31, 2024. This is essentially flat against the Fund’s prior ordinary dividends pair for the comparable 6-month period ended March 31, 2023. The ordinary dividends per share for the period were lower for Class A and Class C shares to account for varying class-specific expenses. More than 65% of the Fund’s equity holdings increased dividends in local currencies in 2024 year to date, a slightly smaller percentage compared to the prior year. We are still petitioning to get refunds from certain European governments for withholding taxes on dividends received by the Fund in prior years.
The net asset value of the Fund’s Class I shares increased by $2.66 per share ($22.50 to $25.16) during the trailing six-month period and increased by $2.83 per share ($22.33 to $25.16) for the 12-month period ended March 31, 2024. The Fund’s Class I share return of 14.60% for the semi-annual period trailed the Fund’s Blended Benchmark return of 17.35% (the Blended Benchmark is comprised of 75% MSCI World Net Total Return USD Index and 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD (the “Blended Benchmark”)). For the year ended March 31, 2024, the Fund’s Class I share return of 18.38% trailed the Blended Benchmark return of 18.93% by 0.55%. Performance comparisons of the Fund to the Blended Benchmark over other various periods are shown elsewhere in this report.
The quarter ending March 31, 2024, was the 85th full calendar quarter of operations since the Fund’s inception in December 2002. In 62 of these quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in 16 of its 21 calendar years of existence. Importantly, for investors reinvesting dividends, the Fund has delivered an average annualized total return of more than 8.9% since its inception 21 years ago, split between quarterly income distributions and share price appreciation. On a $100,000 initial investment in the Fund, a hypothetical investor taking all ordinary dividends in cash (no reinvestment of quarterly dividends) would have received total dividends of $176,832 over these 85 quarters. In addition, that original investment would have a current value of $223,400 as of March 31, 2024.
Listed below in descending order are the 25 largest equity holdings in the Fund as of March 31, 2024, along with their first quarter of 2024 and 2023 calendar year share price changes in U.S. dollars. Also noted are dividend yields, stock prices, and the trailing 5-year growth rate of each company’s dividend/share in local currency, all as of March 31, 2024. These 25 firms comprised approximately 62% of the Fund’s total assets as of March 31, 2024. Cash and more than 250 interest-bearing debt and hybrid securities comprised around 16% of Fund assets, and 36 other common equities comprised approximately 22% of Fund assets. Individual position sizes of the 25 equities listed range from 5% of Fund assets (Orange SA) to approximately 1.4% for those shown near the bottom of the list (Assicurazioni Generali).
Thornburg Investment Income Builder Fund – Top 25 Equity Holdings as of 31 March 2024.

Thornburg Equity Funds Semi-Annual Report  |  7

Letter to Shareholders, Continued
March 31, 2024 (Unaudited)
These are not trivial businesses. These companies occupy important positions in their respective markets and tend to be well capitalized. Most have made reasonable progress growing their bases of paying customers and distributable cash flows to support multi-year dividend growth. Among these top 25 holdings, only Vodafone (a special situation with various subsidiaries sold or put into joint ventures) and AT&T paid lower dividends in 2023 versus 2018.
The reader will notice several telecommunications, financial, and healthcare businesses among the top 25 holdings, as well as other providers of various ingredients we view as important to modern life. We believe their attractive current dividend yields and records of dividend growth indicate good value.
We have maintained the Fund’s exposure to dividend-paying firms that we believe have resilient businesses with strong capital structures. The recent increase in the Fund’s communications services sector investments was primarily due to the addition of AT&T to the portfolio in December 2023. Here is a sector allocation comparison of the equities in the Fund’s portfolio as of March 31, 2024,  selected prior quarter ends, and year-over-year changes for quarters ended March 31, 2023 and 2024:
The value of the U.S. dollar vis-à-vis most developed market foreign currencies fluctuated within a relatively narrow range in the first quarter of 2024, generally finishing modestly lower from September 30, 2023 to March 31, 2024. As in prior years, we hedged a significant percentage of the foreign currency exposure of the underlying businesses of the Fund’s non-U.S. dollar investments.
Looking at returns for the equity portion of the Fund’s Blended Benchmark, all eleven sectors of the MSCI World Net Total Return USD Index delivered positive returns in U.S. dollars for the trailing 6-months ended March 31. 2024. Those sector returns for the period ranged from 32% for the communications services sector to 5.3% for the energy sector. Additionally, for calendar 2023, all eleven sectors of the MSCI World Index delivered positive returns in U.S. dollars, ranging from 58% for the information technology sector to 1% for utilities.
In the Fund’s portfolio thirty equity investments contributed positive returns of at least 0.10% each to overall portfolio performance during the first quarter of 2024. The most positive equity contributors to quarterly performance included information technology firms Taiwan Semiconductor, Broadcom, and Qualcomm; financials Citigroup, JPMorgan Chase, NN Group, Generali, Equitable Holdings, and Bank of Ireland; pharmaceuticals firms Merck and Abbvie; telecommunications network operators Orange, Zegona Communications, and AT&T; motor vehicle producer Stellantis; UK defense contractor BAE Systems; and Home Depot.
Six of the Fund’s equity investments made negative contributions to portfolio performance of less than -0.10% each during the first quarter of 2024. These negative contributors included European utilities Enel and Endesa; miners Glencore and BHP Group; pharmaceutical firms Roche and Pfizer; and energy producer Equinor.
During the trailing six-month period, the portfolio‘s bond allocation outperformed the fixed income portion of the Blended Benchmark, returning 6.80% versus 5.99% for the Bloomberg U.S. Aggregate Bond Index. Fixed income

8  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2024 (Unaudited)
yields broadly declined during the period, with the 10-year U.S. Treasury yield falling from 4.57% to 4.20% which was a positive for bond returns. Corporate and asset-backed bond yield spreads mostly narrowed versus treasuries as hopes of a soft-landing spurred risk assets. This contributed positively to Income Builder’s relative performance, as the portfolio is overweight credit relative to the Blended Benchmark. Developed world bond yields outside the U.S. lagged domestic bond yields, a circumstance that has supported the U.S. dollar in the face of large fiscal and trade deficits over the last nine quarters, contributing positively to the Fund’s fixed income performance during the  6-month period ended March 31, 2024.
Readers of this commentary who are long-time shareholders of the Fund will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% on June 30, 2009. We tend to allocate more portfolio assets to interest-bearing debt when debt yields are more attractive than  equity dividends. Approximately 16% of Fund portfolio assets were invested in interest-bearing debt and near cash assets on March 31, 2024. As previously described, the remaining 84% of portfolio assets were invested in equities.
The outlook for financial asset returns in our view remains uncertain. Earnings and other valuation multiples for most segments of the U.S. equity market are above historical averages. The “real” yield on the 10-year U.S. Treasury note (meaning the stated March 31, 2024 market yield on the 10-year U.S. Treasury of 4.20% minus inflation as measured by the core U.S. Consumer Price Index of 3.8% as of February 29, 2024) is positive at 0.4%. While showing a significant recovery from the negative real yields of recent years, this positive real yield level lags levels typically experienced over the investment lifetimes of many readers of this note. The average “real yield” on 10-year U.S. Treasury notes over the last 30 years was 1.40% as of March 31, 2024. U.S. price inflation headed lower in recent quarters and is approaching Federal Reserve targets, but recent progress has slowed. A large supply of new government debt being issued plus ongoing corporate borrowing over the past two fiscal quarters present challenges to further reductions in bond yields unless the U.S. economy weakens considerably in the coming quarters.
In our view, incoming economic data from around the world indicate a resilient global economy that has thus far resisted falling into a broadly predicted recession. Prices of traded financial assets will likely continue to be volatile with day-to-day news changing perceptions of near-term economic performance and interest rate policies. We are optimistic about the future return potential of Thornburg Investment Income Builder Fund’s assets. Why?
Virtually all the businesses in the Fund portfolio retain their market positions, providing products and services that generate cash flows to pay attractive dividends. We believe they are valued very attractively in relation to their own histories and relative to other assets.
We believe the Fund’s portfolio has and continues to incorporate significant intrinsic value, which has been demonstrated over the longer term investment horizon and its dividend yields. Although the weighted average price-to-earnings ratio for the Fund’s equity portfolio tabulated using Bloomberg reported results was approximately 11.6x as of March 31, 2024, well below the 19.3x price-to-earnings ratio of the MSCI World Net Total Return USD Index, the Fund’s 4.85% weighted average equity portfolio dividend yield significantly exceeded the 1.79% dividend yield of the MSCI World Net Total Return USD Index as of the semi-annual period end.  The bond portion of the Fund’s portfolio has a duration below four years and a yield to maturity-to-call of more than 7.5%.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember, you can review information about the portfolio by going to the website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director

Matt Burdett Portfolio Manager and Managing Director	Christian Hoffmann, cfa Portfolio Manager and Managing Director

Thornburg Equity Funds Semi-Annual Report  |  9

Thornburg Global Opportunities Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 4 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2024.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	20.49%	6.43%	12.46%	8.79%	9.56%
With sales charge	15.07%	4.81%	11.43%	8.30%	9.28%
Class C Shares (Incep: 7/28/06)
Without sales charge	19.51%	5.59%	11.60%	7.96%	8.72%
With sales charge	18.51%	5.59%	11.60%	7.96%	8.72%
Class I Shares (Incep: 7/28/06)	20.88%	6.76%	12.79%	9.14%	9.99%
Class R3 Shares (Incep: 2/1/08)	20.34%	6.24%	12.23%	8.59%	7.37%
Class R4 Shares (Incep: 2/1/08)	20.41%	6.33%	12.33%	8.69%	7.46%
Class R5 Shares (Incep: 2/1/08)	20.87%	6.76%	12.78%	9.14%	7.91%
Class R6 Shares (Incep: 4/10/17)	21.09%	6.92%	12.95%	-	9.32%
MSCI All Country World Net Total Return USD Index (Since 7/28/06)	23.22%	6.96%	10.92%	8.66%	7.16%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.33%; C shares, 2.13%; I shares, 1.06%; R3 shares, 2.43%; R4 shares, 2.10%; R5 shares, 1.20%; R6 shares, 1.02%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
10  |   Thornburg Equity Funds Semi-Annual Report

Thornburg International Equity Fund

Investment Goal and
Fund Overview
The International Equity Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests primarily in non-U.S. companies selected on a value basis using fundamental research. Under normal conditions, the Fund invests at least 80% of its assets in common stocks or depositary receipts.  As described in more detail in the Fund Prospectus, the portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ended March 31, 2024
» For the 6-month period ended March 31, 2024, the Fund’s Class I shares returned 17.69%, outperforming the 14.90% return of the MSCI All Country World ex USA Net Total Return USD Index (the "Index"), the Fund’s primary benchmark index, and the 16.81% return of the MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index, the Fund’s secondary benchmark index.
» The Fund’s strong stock selection, consistent with its bottom-up approach, was the primary driver of outperformance relative to its benchmark indices. Sector allocation detracted, while region/country allocation and currency effects both contributed positively to Fund performance relative to the Index.
» The Fund’s overweight exposure to the Eurozone and global companies domiciled in the U.S. were the most significant positive contributors to performance during the period, owing to favorable stock picks in both regions. Stock selection in Japan, which outperformed the Index, was also a positive. An underweight positioning in China was a positive contributor to Fund performance, but the Fund’s overweight positioning and stock selection in Hong Kong was a negative as the China region continued to underperform.
» Strong stock selection for the Fund in industrials and information technology contributed significantly as these sectors outperformed. Unfortunately, stock selection in financials and consumer discretionary negatively impacted Fund performance. An allocation to cash, an overweight positioning in utilities, and an underweight positioning in information technology detracted from Fund performance relative to the Index.
» The Fund’s overweight positioning to the Eurozone and its underweight positioning to Asian Emerging Markets primarily drove a small positive currency impact on performance, alongside partial Euro hedging.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL EQUITY FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	15.40%	2.11%	8.61%	5.94%	7.30%
With sales charge	10.20%	0.55%	7.61%	5.46%	7.11%
Class C Shares (Incep: 5/28/98)
Without sales charge	14.32%	1.32%	7.80%	5.15%	6.48%
With sales charge	13.32%	1.32%	7.80%	5.15%	6.48%
Class I Shares (Incep: 3/30/01)	15.72%	2.44%	8.95%	6.30%	7.20%
Class R3 Shares (Incep: 7/1/03)	15.13%	1.93%	8.40%	5.75%	7.76%
Class R4 Shares (Incep: 2/1/07)	15.38%	2.15%	8.62%	5.96%	4.57%
Class R5 Shares (Incep: 2/1/05)	15.67%	2.41%	8.90%	6.24%	6.70%
Class R6 Shares (Incep: 5/1/12)	15.88%	2.62%	9.11%	6.47%	6.69%
MSCI All Country World ex USA Net Total Return USD Index (Since 5/28/98)	13.26%	1.94%	5.97%	4.25%	4.82%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	15.32%	4.78%	7.33%	4.80%	4.66%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.23%; C shares, 2.12%; I shares, 1.01%; R3 shares, 1.71%; R4 shares, 1.48%; R5 shares, 1.23%; R6 shares, 0.94%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  I shares, 0.90%; R3 shares, 1.36%; R4 shares, 1.16%; R5 shares, 0.90%; R6 shares 0.70%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  11

Thornburg Better World International Fund

Investment Goal and
Fund Overview
The Better World International Fund seeks long-term capital appreciation. The Fund invests primarily in a broad range of foreign companies, based on fundamental research combined with analysis of those environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, also demonstrate one or more significant positive ESG characteristics. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended March 31, 2024
» For the 6-month period ended March 31, 2024, the Fund’s Class I shares returned 11.28%, versus a 14.90% for the MSCI All Country World ex USA Net Total Return USD Index (the “Index”).
» Stock selection was the primary detractor from Fund performance during the period, with sector allocation also being negative and currency effects slightly negative as secondary detractors.
» The Fund’s exposure to Hong Kong was the largest negative effect on Fund performance on a country basis, driven both by the Fund’s overweight positioning and stock selection. On a country basis, Fund holdings in China, and a lack of Fund investments in Taiwan, and India also contributed to underperformance in Asian Emerging Markets. The Fund had zero exposure to securities in India and Taiwan, which hurt Fund performance relative to the Index as those two countries outperformed during the period. An overweight positioning and poor stock selection for the Fund in China were negatives as China continued to underperform relative to the Index. Stock selection for the Fund in the Eurozone and Switzerland had a negative impact, but stock selection in Japan and global companies domiciled in the U.S. had a positive impact on Fund performance.
» From a Fund sector allocation perspective, an overweight positioning in consumer staples was a negative against performance during the period, along with stock selection in financials and consumer discretionary. Strong stock selection in industrials, information technology, and consumer staples contributed positively to Fund performance.
» The Fund’s exposure to U.S. dollar assets (through companies domiciled in the U.S. and cash), and an underweight positioning to the British Pound primarily contributed to a modestly negative currency impact on performance during the period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	9.01%	1.84%	10.27%	-	9.00%
With sales charge	4.12%	0.28%	9.25%	-	8.42%
Class C Shares (Incep: 10/1/15)
Without sales charge	8.20%	1.07%	9.51%	-	8.31%
With sales charge	7.20%	1.07%	9.51%	-	8.31%
Class I Shares (Incep: 10/1/15)	9.57%	2.37%	10.93%	-	9.73%
MSCI All Country World ex USA Net Total Return USD Index (Since 9/30/15)	13.26%	1.94%	5.97%	-	6.70%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.60%; C shares, 2.82%; I shares, 1.26%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  C shares, 2.19%; I shares, 0.90%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
12  |   Thornburg Equity Funds Semi-Annual Report

Thornburg International Growth Fund

Investment Goal and
Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities from around the world selected for their growth potential based on management’s belief that the companies will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ended March 31, 2024
» For the 6-month period ended March 31, 2024, the Fund’s Class I shares returned 22.67%, outperforming the 17.69% return for the MSCI All Country World ex USA Growth Net Total Return USD Index (the “Index”).
» During the period, the Fund’s strong stock selection, consistent with its bottom-up approach, primarily drove its outperformance relative to the Index. Sector allocation modestly detracted from the Fund’s relative performance, while region/country allocation and currency effects contributed positively to its performance relative to the Index.
» Fund exposure to global companies domiciled in the U.S. and the Eurozone, along with the Fund’s underweight positioning to underperforming China during the period were the main regional contributors to the Fund’s relative outperformance, owing to the Fund’s favorable stock selection in the U.S., its overweight exposure and selection in the Eurozone, and the impact of China’s broader weakness on the performance of the Index. Stock selection in Switzerland and the U.K. detracted from Fund performance relative to the Index.
» Stock selections for the Fund in information technology, health care, and consumer discretionary were the biggest positive contributors on a sector basis, as was an overweight positioning of the Fund in information technology during the period when that sector’s performance was more than double that of the Index. An overweight positioning in consumer staples and underweight positioning in industrials hampered Fund performance during the period. An allocation to cash in an up market also had a negative impact to Fund returns.
»  A modestly positive currency effect on Fund performance was primarily driven by its underweight positioning in Asian Emerging Markets and Japan.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	15.21%	-2.12%	5.87%	4.74%	6.51%
With sales charge	10.03%	-3.61%	4.90%	4.26%	6.22%
Class C Shares (Incep: 2/1/07)
Without sales charge	14.13%	-2.99%	4.98%	3.91%	5.71%
With sales charge	13.13%	-2.99%	4.98%	3.91%	5.71%
Class I Shares (Incep: 2/1/07)	15.67%	-1.77%	6.22%	5.13%	6.98%
Class R3 Shares (Incep: 2/1/08)	15.15%	-2.24%	5.70%	4.60%	5.67%
Class R4 Shares (Incep: 2/1/08)	15.23%	-2.17%	5.80%	4.70%	5.78%
Class R5 Shares (Incep: 2/1/08)	15.69%	-1.76%	6.23%	5.13%	6.20%
Class R6 Shares (Incep: 2/1/13)	15.84%	-1.66%	6.34%	5.24%	6.68%
MSCI All Country World ex USA Growth Net Total Return USD Index (Since 2/1/07)	11.22%	-0.76%	6.24%	5.12%	4.00%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.38%; C shares, 2.28%; I shares, 1.06%; R3 shares, 2.25%; R4 shares, 2.01%; R5 shares, 1.38%; R6 shares, 1.02%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  13

Thornburg Developing World Fund

Investment Goal and
Fund Overview
The Developing World Fund’s primary investment goal is to seek long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended March 31, 2024
» For the 6-month period ended March 31, 2024, the Fund’s Class I shares returned 11.14% versus a return of 10.42% for the MSCI Emerging Markets Net Total Return USD Index (the “Index”).
» The Fund’s strong stock selection was the primary driver of its outperformance relative to the Index during the period. The Fund’s currency exposures also contributed positively to performance.
» The Fund’s holdings within the information technology, consumer staples, real estate, and healthcare sectors contributed positively to performance, while its holdings in consumer discretionary, industrials, energy, and utilities sectors negatively impacted performance.
» From a geographic perspective, the Fund’s overweight allocations to emerging companies in India, South Korea, and Mexico boosted returns relative to the Index. However, overweight positions in Hong Kong and Canada, along with stock selection in the United Arab Emirates, hampered performance relative to the Index.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	5.39%	-7.88%	1.85%	1.99%	4.62%
With sales charge	0.63%	-9.28%	0.92%	1.52%	4.29%
Class C Shares (Incep: 12/16/09)
Without sales charge	4.52%	-8.63%	1.05%	1.20%	3.84%
With sales charge	3.52%	-8.63%	1.05%	1.20%	3.84%
Class I Shares (Incep: 12/16/09)	5.95%	-7.51%	2.25%	2.40%	5.09%
Class R5 Shares (Incep: 2/1/13)	5.92%	-7.52%	2.24%	2.40%	2.90%
Class R6 Shares (Incep: 2/1/13)	5.99%	-7.42%	2.34%	2.50%	3.01%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	8.15%	-5.05%	2.22%	2.95%	2.94%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.60%; C shares, 2.42%; I shares, 1.28%; R5 shares, 2.05%; R6 shares, 1.24%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  C shares, 2.33%; I shares, 1.04%; R5 shares, 1.04%; R6 shares, 0.94%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Small/Mid Cap Core Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended March 31, 2024
» For the 6-month period ended March 31, 2024, the Fund’s Class I shares returned 21.44% versus a return of 21.20% for the Russell 2500 Index - Total Return (the “Index”).
» The Fund’s modest outperformance for the period was primarily due to stock selection. Additionally, its allocation towards slightly larger companies was beneficial to its performance relative to the Index, as large-cap and mid-cap companies outperformed small-cap companies.
» The Fund’s stock selection in the energy and consumer staples sectors positively impacted performance relative to the Index during the period, as did an overallocation to industrials, one of the top-performing sectors in the Index.
» The Fund’s stock selection in the health care, utilities, and real estate sectors negatively impacted its performance relative to the Index during the period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP CORE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP CORE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	24.31%	2.39%	7.63%	8.19%	9.31%
With sales charge	18.71%	0.83%	6.65%	7.70%	9.14%
Class C Shares (Incep: 10/2/95)
Without sales charge	23.07%	1.43%	6.69%	7.30%	8.45%
With sales charge	22.07%	1.43%	6.69%	7.30%	8.45%
Class I Shares (Incep: 11/2/98)	24.82%	2.79%	8.03%	8.60%	7.76%
Class R3 Shares (Incep: 7/1/03)	24.37%	2.42%	7.65%	8.21%	7.82%
Class R4 Shares (Incep: 2/1/07)	24.51%	2.53%	7.76%	8.32%	6.36%
Class R5 Shares (Incep: 2/1/05)	24.82%	2.79%	8.03%	8.60%	7.93%
Russell 2500 Index - Total Return (Since 10/2/95)	21.43%	2.97%	9.90%	8.84%	9.89%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.36%; C shares, 2.59%; I shares, 1.08%; R3 shares, 1.93%; R4 shares, 2.30%; R5 shares, 1.75%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.34%; I shares, 0.95%; R3 shares, 1.31%; R4 shares, 1.21%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  15

Thornburg Small/Mid Cap Growth Fund

Investment Goal and
Fund Overview
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, disruptors, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended March 31, 2024
» For the 6-month period ended March 31, 2024, the Fund’s Class I shares returned 21.90% versus a return of 22.17% for the Russell 2500 Growth Index - Total Return (the “Index”).
» The Fund slightly underperformed its benchmark primarily due to stock selection across sectors and market capitalization ranges. The Fund’s allocation towards slightly larger companies benefited its performance relative to the Index as larger companies generally outperformed smaller companies within the Index’s small- and mid-cap growth universe.
» The Fund’s stock selection in industrials, consumer staples, and energy sectors had a positive impact on its performance relative to the Index during the period.
» During the period, the Fund’s stock selection in the consumer discretionary and information technology sectors had a negative impact on its performance relative to the Index.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	27.57%	-3.54%	5.77%	6.86%	6.59%
With sales charge	21.83%	-5.01%	4.81%	6.36%	6.38%
Class C Shares (Incep: 12/27/00)
Without sales charge	26.41%	-4.40%	4.89%	5.99%	5.74%
With sales charge	25.41%	-4.40%	4.89%	5.99%	5.74%
Class I Shares (Incep: 11/3/03)	28.21%	-3.11%	6.21%	7.28%	8.52%
Class R3 Shares (Incep: 7/1/03)	27.57%	-3.59%	5.67%	6.74%	8.49%
Class R4 Shares (Incep: 2/1/07)	27.69%	-3.51%	5.78%	6.85%	6.07%
Class R5 Shares (Incep: 10/3/05)	28.22%	-3.11%	6.20%	7.28%	7.77%
Russell 2500 Growth Index - Total Return (Since 12/27/00)	21.12%	-0.81%	9.39%	9.56%	8.11%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.42; C shares, 2.72%; I shares, 1.09%; R3 shares, 1.93%; R4 shares, 3.29%; R5 shares, 1.55%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.34%; I shares, 0.95%; R3 shares, 1.46%; R4 shares, 1.36%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Investment Income Builder Fund

Investment Goal and
Fund Overview
The Investment Income Builder Fund’s primary investment goal is to seek a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 7 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2024.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	18.17%	8.11%	8.42%	6.31%	8.94%
With sales charge	12.87%	6.47%	7.43%	5.83%	8.71%
Class C Shares (Incep: 12/24/02)
Without sales charge	17.32%	7.31%	7.61%	5.53%	8.24%
With sales charge	16.32%	7.31%	7.61%	5.53%	8.24%
Class I Shares (Incep: 11/3/03)	18.38%	8.37%	8.67%	6.60%	8.52%
Class R3 Shares (Incep: 2/1/05)	17.72%	7.71%	8.02%	5.95%	7.23%
Class R4 Shares (Incep: 2/1/08)	17.86%	7.83%	8.13%	6.05%	6.05%
Class R5 Shares (Incep: 2/1/07)	18.32%	8.27%	8.57%	6.48%	6.67%
Class R6 Shares (Incep: 4/10/17)	18.51%	8.47%	8.77%	-	8.26%
MSCI World Net Total Return USD Index (Since 12/24/02)	25.11%	8.60%	12.07%	9.39%	9.16%
Blended Index* (Since 12/24/02)	18.93%	5.89%	9.29%	7.57%	7.86%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows:  A shares, 1.17%; C shares, 1.90%; I shares, 0.92%; R3 shares, 1.67%; R4 shares, 1.48%; R5 shares, 1.20%; R6 shares, 0.87%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  R3 shares,1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.80%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 3/31/24 (Class A Shares) : 3.13%
* See glossary on page 19.
Thornburg Equity Funds Semi-Annual Report  |  17

Thornburg Summit Fund

Investment Goal and
Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended March 31, 2024
» For the 6-month period ended March 31, 2024, the Fund’s Class I shares returned 13.53% versus a return of 14.28% for the Fund’s blended benchmark index of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Bond Index (the "Blended Index").
» The Fund’s underweight positioning to equities during the period, which outperformed bonds, was a headwind to its performance relative to the Blended Index.
» Within the Fund’s equity holdings during the reporting period, selection effect from information technology and industrials as well as its underweight positioning within consumer staples and utilities contributed positively to performance relative to the Blended Index. Communication services and health care held by the Fund during the period detracted from results relative to the Blended Index.
» Within the Fund’s fixed income holdings, the shorter duration positioning of the portfolio during the reporting period was a primary driver of its underperformance relative to the Blended Index. The selection effect within asset-backed bonds was also a detractor from the Fund’s performance relative to the Blended Index.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 1/26/22)
Without sales charge	13.52%	-	-	-	4.85%
With sales charge	8.41%	-	-	-	2.65%
Class I Shares (Incep: 3/1/19)	13.80%	5.29%	11.11%	-	11.33%
Blended Index* (Since 3/1/19)	13.71%	2.28%	6.18%	-	6.30%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares.   As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 2.06%; I shares, 1.23%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.94%; I shares, 0.69%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
* See glossary on page 19.
18  |   Thornburg Equity Funds Semi-Annual Report

Glossary
March 31, 2024 (Unaudited)
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Thornburg Summit Fund’s Blended Index is composed of 60% MSCI All Country World Net Total Return USD Index and 40% Bloomberg Global Aggregate Bond Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World ex USA Net Total Return USD Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI All Country World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI All Country World ex USA ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. The Index consists of large and mid-cap companies across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries.
The MSCI All Country World ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The MSCI All Country World ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Russell 2500 Index - Total Return measures the performance of the 2,500 smallest companies in the Russell 3000 Index, with a weighted average market capitalization of approximately $4.3 billion, median capitalization of $1.2 billion and market capitalization of the largest company of $18.7 billion.
The Russell 2500 Growth Index - Total Return measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price-to-Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
Thornburg Equity Funds Semi-Annual Report  |  19

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 3/31/24.
Past performance does not guarantee future results.

20  |  Thornburg Equity Funds Semi-Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	29%	32%
Financials	27%	39%
Utilities	13%	0%
Consumer Discretionary	7%	6%
Materials	6%	1%
Consumer Staples	5%	4%
Energy	5%	11%
Health Care	3%	1%
Industrials	3%	1%
Communication Services	2%	4%
Information Technology	0%	1%
Source: FactSet as of March 31, 2024.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of March 31, 2024.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 56% of the top 100 dividend payers are in the financials and real estate sectors. In the (small cap) Russell 2000 Index, 71% of the top 100 dividend-yielding stocks are financials or real estate companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we seek to maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Semi-Annual Report  |  21

Fund Summary
Thornburg Global Opportunities Fund  |  March 31, 2024 (Unaudited)
Fund Summary
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Meta Platforms, Inc. Class A	6.5%
Samsung Electronics Co. Ltd.	5.0%
Alphabet, Inc. Class A	4.8%
Charles Schwab Corp.	4.5%
BNP Paribas SA	4.4%
Citigroup, Inc.	4.4%
Bank of Ireland Group plc	4.2%
TotalEnergies SE	4.2%
Reliance Industries Ltd.	4.0%
SAP SE	3.5%

SECTOR EXPOSURE
Financials	21.9%
Communication Services	17.2%
Consumer Discretionary	13.5%
Information Technology	12.4%
Energy	10.8%
Materials	8.5%
Industrials	7.8%
Consumer Staples	2.9%
Health Care	2.9%
Other Assets Less Liabilities	2.1%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	13.1%
Banks	13.0%
Energy	10.8%
Materials	8.5%
Financial Services	6.4%
Capital Goods	5.0%
Technology Hardware & Equipment	5.0%
Consumer Services	4.5%
Consumer Discretionary Distribution & Retail	4.3%
Telecommunication Services	4.1%

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

22  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Equity Fund  |  March 31, 2024 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	4.1%
NN Group NV	3.1%
Hitachi Ltd.	3.0%
Safran SA	3.0%
Canadian Pacific Kansas City Ltd.	3.0%
Schneider Electric SE	2.9%
Linde plc	2.9%
Tencent Holdings Ltd.	2.8%
L’Oreal SA	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	2.7%

SECTOR EXPOSURE
Industrials	21.3%
Financials	16.3%
Information Technology	11.0%
Consumer Staples	9.3%
Communication Services	7.6%
Utilities	7.6%
Health Care	5.7%
Materials	5.7%
Consumer Discretionary	5.6%
Energy	5.3%
Other Assets Less Liabilities	4.6%

TOP TEN INDUSTRY GROUPS
Capital Goods	17.1%
Utilities	7.6%
Insurance	6.1%
Banks	6.1%
Materials	5.7%
Energy	5.3%
Pharmaceuticals, Biotechnology & Life Sciences	4.7%
Semiconductors & Semiconductor Equipment	4.7%
Media & Entertainment	4.5%
Financial Services	4.1%

THORNBURG INTERNATIONAL EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  23

Fund Summary
Thornburg Better World International Fund  |  March 31, 2024 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Hitachi Ltd.	3.3%
Canadian Pacific Kansas City Ltd.	3.0%
Meituan Class B	3.0%
Tencent Holdings Ltd.	3.0%
Constellation Software, Inc.	2.9%
L’Oreal SA	2.8%
BNP Paribas SA	2.7%
Novo Nordisk AS Class B	2.6%
Hong Kong Exchanges & Clearing Ltd.	2.5%
SAP SE	2.5%

SECTOR EXPOSURE
Industrials	19.7%
Consumer Staples	14.7%
Financials	13.7%
Health Care	12.0%
Information Technology	9.3%
Consumer Discretionary	9.2%
Communication Services	8.6%
Utilities	3.3%
Materials	1.6%
Other Assets Less Liabilities	7.9%

TOP TEN INDUSTRY GROUPS
Pharmaceuticals, Biotechnology & Life Sciences	8.8%
Capital Goods	8.8%
Commercial & Professional Services	7.9%
Banks	6.4%
Media & Entertainment	6.2%
Household & Personal Products	6.1%
Consumer Staples Distribution & Retail	6.1%
Consumer Services	5.6%
Financial Services	5.5%
Software & Services	5.4%

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

24  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Growth Fund  |  March 31, 2024 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Novo Nordisk AS Sponsored ADR	6.1%
ASML Holding NV	5.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6%
Nestle SA	4.3%
AstraZeneca plc	3.4%
Mastercard, Inc. Class A	3.3%
Beiersdorf AG	2.8%
Lonza Group AG	2.6%
Diageo plc	2.6%
ICON plc ADR	2.5%

SECTOR EXPOSURE
Information Technology	25.3%
Health Care	18.9%
Financials	14.4%
Consumer Staples	12.9%
Consumer Discretionary	11.6%
Materials	5.0%
Communication Services	4.8%
Industrials	4.7%
Energy	1.4%
Other Assets Less Liabilities	1.0%

TOP TEN INDUSTRY GROUPS
Semiconductors & Semiconductor Equipment	17.5%
Pharmaceuticals, Biotechnology & Life Sciences	17.1%
Financial Services	10.5%
Food, Beverage & Tobacco	6.9%
Software & Services	5.9%
Materials	5.0%
Media & Entertainment	4.8%
Household & Personal Products	4.6%
Automobiles & Components	3.9%
Capital Goods	3.5%

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  25

Fund Summary
Thornburg Developing World Fund  |  March 31, 2024 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	9.4%
Naspers Ltd. Class N	4.6%
Samsung Electronics Co. Ltd.	4.5%
SK Hynix, Inc.	3.5%
Varun Beverages Ltd.	3.0%
Max Healthcare Institute Ltd.	2.8%
Dino Polska SA	2.4%
PRIO SA	2.1%
ASMPT Ltd.	2.0%
Chailease Holding Co. Ltd.	2.0%

SECTOR EXPOSURE
Information Technology	23.1%
Financials	19.3%
Consumer Discretionary	17.6%
Consumer Staples	14.1%
Health Care	5.8%
Industrials	4.8%
Energy	4.4%
Real Estate	4.2%
Communication Services	2.5%
Materials	1.3%
Utilities	0.9%
Other Assets Less Liabilities	2.0%

TOP TEN INDUSTRY GROUPS
Semiconductors & Semiconductor Equipment	17.1%
Banks	11.4%
Consumer Discretionary Distribution & Retail	8.4%
Consumer Staples Distribution & Retail	8.1%
Technology Hardware & Equipment	6.0%
Food, Beverage & Tobacco	5.0%
Health Care Equipment & Services	4.7%
Financial Services	4.7%
Energy	4.4%
Real Estate Management & Development	4.2%

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

26  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Small/Mid Cap Core Fund  |  March 31, 2024 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Casella Waste Systems, Inc. Class A	3.5%
Builders FirstSource, Inc.	3.0%
Vertiv Holdings Co. Class A	2.8%
Clean Harbors, Inc.	2.8%
MYR Group, Inc.	2.7%
Repay Holdings Corp. Class A	2.7%
ITT, Inc.	2.6%
LPL Financial Holdings, Inc.	2.5%
TechnipFMC plc	2.5%
Applied Industrial Technologies, Inc.	2.5%

SECTOR EXPOSURE
Industrials	28.1%
Financials	17.3%
Information Technology	15.0%
Consumer Discretionary	9.7%
Health Care	9.2%
Energy	5.6%
Consumer Staples	4.6%
Real Estate	3.9%
Materials	3.8%
Utilities	1.8%
Other Assets Less Liabilities	1.0%

TOP TEN INDUSTRY GROUPS
Capital Goods	17.3%
Financial Services	9.0%
Commercial & Professional Services	8.5%
Software & Services	6.0%
Energy	5.6%
Technology Hardware & Equipment	5.4%
Health Care Equipment & Services	5.4%
Consumer Durables & Apparel	4.5%
Insurance	4.2%
Banks	4.1%

THORNBURG SMALL/MID CAP CORE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  27

Fund Summary
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2024 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Vertiv Holdings Co. Class A	4.3%
Shockwave Medical, Inc.	3.9%
Casella Waste Systems, Inc. Class A	3.8%
Freshpet, Inc.	3.0%
Celsius Holdings, Inc.	2.9%
Bentley Systems, Inc. Class B	2.9%
MYR Group, Inc.	2.9%
TechnipFMC plc	2.7%
Saia, Inc.	2.7%
CCC Intelligent Solutions Holdings, Inc.	2.6%

SECTOR EXPOSURE
Industrials	26.2%
Information Technology	26.2%
Health Care	18.9%
Consumer Discretionary	8.3%
Financials	7.1%
Consumer Staples	5.9%
Energy	2.7%
Communication Services	1.8%
Real Estate	1.8%
Other Assets Less Liabilities	1.1%

TOP TEN INDUSTRY GROUPS
Software & Services	16.2%
Capital Goods	15.4%
Pharmaceuticals, Biotechnology & Life Sciences	12.1%
Commercial & Professional Services	8.1%
Semiconductors & Semiconductor Equipment	7.5%
Health Care Equipment & Services	6.8%
Food, Beverage & Tobacco	5.9%
Financial Services	4.6%
Consumer Durables & Apparel	4.2%
Energy	2.7%

THORNBURG SMALL/MID CAP GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN LONG HOLDINGS
Orange SA	4.8%
TotalEnergies SE	4.4%
Broadcom, Inc.	3.8%
BNP Paribas SA	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
NN Group NV	3.3%
Citigroup, Inc.	2.9%
Enel SpA	2.8%
AT&T, Inc.	2.6%
Vodafone Group plc	2.6%

SECTOR EXPOSURE (percent of equity holdings)
Financials	25.7%
Communication Services	16.9%
Information Technology	13.4%
Health Care	12.3%
Energy	10.5%
Utilities	6.3%
Materials	5.0%
Consumer Discretionary	3.7%
Consumer Staples	3.6%
Industrials	2.3%
Real Estate	0.3%
Thornburg Equity Funds Semi-Annual Report  |  29

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	19.0¢	21.0¢	29.0¢	88.0¢
2021	22.5¢	27.5¢	31.0¢	43.5¢	124.5¢
2022	20.0¢	25.0¢	29.0¢	38.8¢	112.8¢
2023	21.0¢	25.0¢	29.0¢	36.5¢	111.5¢
2024	22.5¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
30  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 3/31/2024
Telecommunication Services	16.8%
Banks	13.6%
Pharmaceuticals, Biotechnology & Life Sciences	11.4%
Energy	10.5%
Semiconductors & Semiconductor Equipment	9.3%
Utilities	6.3%
Insurance	6.2%
Financial Services	5.8%
Materials	5.0%
Technology Hardware & Equipment	3.8%

As of 12/31/2023
Telecommunication Services	15.3%
Banks	12.8%
Energy	11.3%
Semiconductors & Semiconductor Equipment	10.5%
Pharmaceuticals, Biotechnology & Life Sciences	10.0%
Utilities	7.1%
Materials	6.7%
Financial Services	6.5%
Insurance	5.6%
Technology Hardware & Equipment	4.1%

As of 9/30/2023
Energy	13.6%
Telecommunication Services	12.3%
Pharmaceuticals, Biotechnology & Life Sciences	11.3%
Banks	11.2%
Semiconductors & Semiconductor Equipment	9.4%
Financial Services	7.6%
Materials	7.5%
Utilities	6.8%
Insurance	5.6%
Technology Hardware & Equipment	4.3%

As of 6/30/2023
Pharmaceuticals, Biotechnology & Life Sciences	11.6%
Telecommunication Services	11.6%
Banks	11.1%
Energy	10.8%
Semiconductors & Semiconductor Equipment	10.7%
Utilities	8.9%
Financial Services	7.5%
Insurance	7.1%
Materials	5.9%
Technology Hardware & Equipment	4.4%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Thornburg Equity Funds Semi-Annual Report  |  31

Fund Summary
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	24.9%
Financials	14.6%
Communication Services	13.7%
Consumer Discretionary	10.9%
Health Care	10.4%
Industrials	7.3%
Exchange Traded Funds	6.3%
Energy	6.2%
Materials	2.0%
Utilities	1.9%
Consumer Staples	1.8%
TOP TEN LONG HOLDINGS
NVIDIA Corp.	2.1%
AT&T, Inc.	1.9%
Amazon.com, Inc.	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.8%
Alphabet, Inc. Class A	1.6%
Apple, Inc.	1.5%
Meta Platforms, Inc. Class A	1.4%
Microsoft Corp.	1.4%
Visa, Inc. Class A	1.4%
Zegona Communications plc	1.3%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSAMX	885-216-358
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

32  |  Thornburg Equity Funds Semi-Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.9%
	Automobiles & Components — 2.8%
	Automobiles — 2.8%
	Mercedes-Benz Group AG	400,248	$ 31,871,713
			31,871,713
	Banks — 13.0%
	Banks — 13.0%
	Bank of Ireland Group plc	4,803,087	48,968,104
	BNP Paribas SA	715,177	50,815,510
	Citigroup, Inc.	794,731	50,258,789
			150,042,403
	Capital Goods — 5.0%
	Aerospace & Defense — 1.3%
	L3Harris Technologies, Inc.	72,951	15,545,858
	Electrical Equipment — 1.9%
[a]	Vestas Wind Systems AS	789,850	22,031,760
	Machinery — 1.8%
	Techtronic Industries Co. Ltd.	1,514,669	20,532,571
			58,110,189
	Commercial & Professional Services — 2.8%
	Professional Services — 2.8%
[a]	CACI International, Inc. Class A	84,611	32,053,185
			32,053,185
	Consumer Discretionary Distribution & Retail — 4.3%
	Broadline Retail — 1.3%
	Alibaba Group Holding Ltd. Sponsored ADR	203,842	14,750,007
	Specialty Retail — 3.0%
	TJX Cos., Inc.	339,711	34,453,490
			49,203,497
	Consumer Durables & Apparel — 1.9%
	Household Durables — 1.9%
	Barratt Developments plc	3,573,789	21,452,685
			21,452,685
	Consumer Services — 4.5%
	Hotels, Restaurants & Leisure — 4.5%
	Booking Holdings, Inc.	7,525	27,299,797
	Galaxy Entertainment Group Ltd.	4,850,928	24,357,213
			51,657,010
	Consumer Staples Distribution & Retail — 1.6%
	Consumer Staples Distribution & Retail — 1.6%
	Tesco plc	4,801,589	17,974,922
			17,974,922
	Energy — 10.8%
	Oil, Gas & Consumable Fuels — 10.8%
	Reliance Industries Ltd.	1,289,311	45,917,574
	Shell plc	937,260	31,300,547
	TotalEnergies SE	698,605	47,836,700
			125,054,821
	Financial Services — 6.4%
	Capital Markets — 4.5%
	Charles Schwab Corp.	722,760	52,284,458
	Consumer Finance — 1.9%
	Capital One Financial Corp.	144,190	21,468,449
			73,752,907
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Food, Beverage & Tobacco — 1.3%
	Beverages — 1.3%
	Coca-Cola Icecek AS	880,539	$ 15,306,380
			15,306,380
	Insurance — 2.5%
	Insurance — 2.5%
	NN Group NV	636,830	29,419,223
			29,419,223
	Materials — 8.5%
	Chemicals — 2.8%
	OCI NV	1,191,376	32,634,170
	Metals & Mining — 5.7%
	Freeport-McMoRan, Inc.	853,306	40,122,448
	Mineral Resources Ltd.	549,665	25,384,870
			98,141,488
	Media & Entertainment — 13.1%
	Interactive Media & Services — 13.1%
[a]	Alphabet, Inc. Class A	369,578	55,780,408
	Meta Platforms, Inc. Class A	154,324	74,936,648
	Tencent Holdings Ltd.	537,813	20,875,134
			151,592,190
	Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
	Pharmaceuticals — 2.9%
	Pfizer, Inc.	571,041	15,846,388
	Roche Holding AG	68,837	17,532,692
			33,379,080
	Semiconductors & Semiconductor Equipment — 3.9%
	Semiconductors & Semiconductor Equipment — 3.9%
[a]	Qorvo, Inc.	63,906	7,338,326
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,577,114	37,895,876
			45,234,202
	Software & Services — 3.5%
	Software — 3.5%
	SAP SE	209,040	40,697,842
			40,697,842
	Technology Hardware & Equipment — 5.0%
	Technology Hardware, Storage & Peripherals — 5.0%
	Samsung Electronics Co. Ltd.	959,451	57,584,877
			57,584,877
	Telecommunication Services — 4.1%
	Diversified Telecommunication Services — 4.1%
[a]	Converge Information & Communications Technology Solutions, Inc.	49,879,315	8,842,349
	Deutsche Telekom AG	955,691	23,198,561
[a]	Zegona Communications plc	5,429,333	15,486,947
			47,527,857
	Total Common Stock (Cost $705,274,531)		1,130,056,471
	Short-Term Investments — 2.2%
[b]	Thornburg Capital Management Fund	2,506,975	25,069,745
	Total Short-Term Investments (Cost $25,069,745)		25,069,745
	Total Investments — 100.1% (Cost $730,344,276)		$1,155,126,216
	Liabilities Net of Other Assets — (0.1)%		(1,162,576)
34 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2024 (Unaudited)
Issuer-Description	SHARES	VALUE
Net Assets — 100.0%		$1,153,963,640

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2024
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	60,026,000	6/20/2024	64,963,494	$ 538,077	$ —
Euro	BBH	Sell	60,026,000	6/20/2024	64,963,494	529,074	—
Great Britain Pound	SSB	Sell	12,262,000	6/20/2024	15,482,873	124,262	—

Total						$ 1,191,413	—

Net unrealized appreciation (depreciation)						$ 1,191,413

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	42.1%
France	8.7%
Germany	8.5%
Netherlands	5.5%
South Korea	5.1%
United Kingdom	4.9%
Ireland	4.3%
India	4.1%
Taiwan	3.4%
China	3.1%
Australia	2.2%
Macao	2.2%
Denmark	1.9%
Hong Kong	1.8%
Turkey	1.4%
Philippines	0.8%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 35

Schedule of Investments
Thornburg International Equity Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.4%
	Banks — 6.1%
	Banks — 6.1%
	BNP Paribas SA	696,455	$ 49,485,255
	HDFC Bank Ltd.	2,137,567	37,085,932
	ING Groep NV Series N,	2,695,163	44,330,434
	Mitsubishi UFJ Financial Group, Inc.	2,939,663	29,808,315
			160,709,936
	Capital Goods — 17.1%
	Aerospace & Defense — 6.5%
	MTU Aero Engines AG	88,324	22,411,817
	Rheinmetall AG	124,340	69,889,127
	Safran SA	349,425	79,184,045
	Construction & Engineering — 2.1%
	Ferrovial SE	1,377,111	54,495,332
	Electrical Equipment — 5.5%
	ABB Ltd.	1,449,169	67,312,402
	Schneider Electric SE	345,230	78,084,426
	Industrial Conglomerates — 3.0%
	Hitachi Ltd.	884,468	80,366,345
			451,743,494
	Commercial & Professional Services — 1.2%
	Professional Services — 1.2%
	Recruit Holdings Co. Ltd.	738,258	32,328,658
			32,328,658
	Consumer Durables & Apparel — 2.6%
	Household Durables — 2.4%
	Sony Group Corp.	729,624	62,320,243
	Textiles, Apparel & Luxury Goods — 0.2%
	LVMH Moet Hennessy Louis Vuitton SE	7,522	6,765,566
			69,085,809
	Consumer Services — 3.0%
	Hotels, Restaurants & Leisure — 3.0%
	Galaxy Entertainment Group Ltd.	2,571,304	12,910,890
[a,b]	Meituan Class B	5,460,337	67,531,286
			80,442,176
	Consumer Staples Distribution & Retail — 3.7%
	Consumer Staples Distribution & Retail — 3.7%
	Alimentation Couche-Tard, Inc.	517,802	29,553,190
	Seven & i Holdings Co. Ltd.	4,759,830	69,174,435
			98,727,625
	Energy — 5.3%
	Oil, Gas & Consumable Fuels — 5.3%
	Shell plc	965,617	32,247,551
	TotalEnergies SE	1,574,144	107,788,886
			140,036,437
	Financial Services — 4.1%
	Capital Markets — 3.1%
	B3 SA - Brasil Bolsa Balcao	9,376,668	22,416,208
	Hong Kong Exchanges & Clearing Ltd.	2,009,414	58,483,500
	Financial Services — 1.0%
	Edenred SE	512,341	27,338,473
			108,238,181
	Food, Beverage & Tobacco — 2.8%
	Beverages — 0.9%
36 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2024 (Unaudited)
Issuer-Description	SHARES	VALUE
Diageo plc	643,769	$ 23,770,650
Food Products — 1.9%
Danone SA	351,997	22,743,343
Nestle SA	247,876	26,317,156
Nissin Foods Holdings Co. Ltd.	92,435	2,546,267
		75,377,416
Health Care Equipment & Services — 1.0%
Health Care Equipment & Supplies — 1.0%
Alcon, Inc.	323,070	26,908,500
		26,908,500
Household & Personal Products — 2.8%
Personal Care Products — 2.8%
L’Oreal SA	155,306	73,496,625
		73,496,625
Insurance — 6.1%
Insurance — 6.1%
AIA Group Ltd.	5,652,615	37,951,797
Assicurazioni Generali SpA	1,642,992	41,583,830
NN Group NV	1,758,962	81,257,629
		160,793,256
Materials — 5.7%
Chemicals — 5.7%
Air Liquide SA	243,343	50,626,395
Akzo Nobel NV	326,555	24,372,379
Linde plc	166,907	77,149,964
		152,148,738
Media & Entertainment — 4.5%
Entertainment — 1.0%
Nexon Co. Ltd.	1,220,556	20,237,783
Nintendo Co. Ltd.	114,199	6,230,477
Interactive Media & Services — 3.5%
Kanzhun Ltd. ADR	938,020	16,443,490
Tencent Holdings Ltd.	1,931,579	74,973,962
		117,885,712
Pharmaceuticals, Biotechnology & Life Sciences — 4.7%
Pharmaceuticals — 4.7%
AstraZeneca plc	469,030	63,212,276
Roche Holding AG	242,958	61,881,081
		125,093,357
Semiconductors & Semiconductor Equipment — 4.7%
Semiconductors & Semiconductor Equipment — 4.7%
Disco Corp.	36,209	13,201,048
NVIDIA Corp.	42,854	38,721,160
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	525,253	71,460,671
		123,382,879
Software & Services — 3.5%
Software — 3.5%
Constellation Software, Inc.	16,647	45,471,854
SAP SE	236,804	46,103,194
		91,575,048
Technology Hardware & Equipment — 2.8%
Electronic Equipment, Instruments & Components — 1.7%
Keyence Corp.	97,500	45,143,183
Technology Hardware, Storage & Peripherals — 1.1%
Samsung Electronics Co. Ltd.	466,723	28,012,047
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
			73,155,230
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.1%
	Orange SA	4,884,565	$ 57,376,629
	Wireless Telecommunication Services — 1.0%
	Vodafone Group plc	29,064,854	25,847,687
			83,224,316
	Transportation — 3.0%
	Ground Transportation — 3.0%
	Canadian Pacific Kansas City Ltd.	888,344	78,325,290
			78,325,290
	Utilities — 7.6%
	Electric Utilities — 5.6%
	Endesa SA	2,280,834	42,237,530
	Enel SpA	8,772,378	57,910,700
	Iberdrola SA	3,798,970	47,112,469
	Multi-Utilities — 2.0%
	E.ON SE	3,912,110	54,382,167
			201,642,866
	Total Common Stock (Cost $1,936,411,007)		2,524,321,549
	Warrant — 0.0%
	Software & Services — 0.0%
	Software — 0.0%
[b,c]	Constellation Software, Inc., 3/31/2040	16,647	1
			1
	Total Warrants (Cost $0)		1
	Short-Term Investments — 4.7%
[d]	Thornburg Capital Management Fund	12,345,130	123,451,296
	Total Short-Term Investments (Cost $123,451,296)		123,451,296
	Total Investments — 100.1% (Cost $2,059,862,303)		$2,647,772,846
	Liabilities Net of Other Assets — (0.1)%		(3,239,736)
	Net Assets — 100.0%		$2,644,533,110

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $67,531,286, representing 2.55% of the Fund’s net assets.
b	Non-income producing.
c	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
38 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2024 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
France	18.8%
United States	14.6%
Japan	14.3%
Germany	7.6%
China	6.3%
Canada	6.1%
Netherlands	6.0%
United Kingdom	4.5%
Italy	4.0%
Hong Kong	3.8%
Switzerland	3.7%
Spain	3.5%
Taiwan	2.8%
India	1.5%
South Korea	1.1%
Brazil	0.9%
Macao	0.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 39

Schedule of Investments
Thornburg Better World International Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 92.1%
	Automobiles & Components — 0.9%
	Automobiles — 0.9%
	Mercedes-Benz Group AG	62,754	$ 4,997,096
			4,997,096
	Banks — 6.4%
	Banks — 6.4%
	BNP Paribas SA	226,883	16,120,730
	HDFC Bank Ltd. ADR	143,075	8,007,908
	ING Groep NV Series N,	97,919	1,610,586
	Mitsubishi UFJ Financial Group, Inc.	1,164,700	11,810,110
			37,549,334
	Capital Goods — 8.8%
	Electrical Equipment — 4.3%
	ABB Ltd.	233,261	10,834,732
	Schneider Electric SE	64,454	14,578,263
	Industrial Conglomerates — 3.3%
	Hitachi Ltd.	209,800	19,063,278
	Machinery — 1.2%
	FANUC Corp.	262,200	7,309,314
			51,785,587
	Commercial & Professional Services — 7.9%
	Commercial Services & Supplies — 5.8%
	Daiei Kankyo Co. Ltd.	461,600	8,062,296
	Rentokil Initial plc	1,224,661	7,291,093
	Tetra Tech, Inc.	35,362	6,531,715
	Waste Connections, Inc.	70,034	12,046,549
	Professional Services — 2.1%
	Recruit Holdings Co. Ltd.	150,500	6,590,464
[a]	Visional, Inc.	87,100	5,569,613
			46,091,730
	Consumer Durables & Apparel — 2.7%
	Household Durables — 2.5%
	Sony Group Corp.	170,283	14,544,585
	Textiles, Apparel & Luxury Goods — 0.2%
	LVMH Moet Hennessy Louis Vuitton SE	1,691	1,520,948
			16,065,533
	Consumer Services — 5.6%
	Diversified Consumer Services — 1.0%
[a]	New Oriental Education & Technology Group, Inc. ADR	67,674	5,875,457
	Hotels, Restaurants & Leisure — 4.6%
[a,b]	Meituan Class B	1,411,977	17,462,772
	Yum China Holdings, Inc.	243,691	9,696,465
			33,034,694
	Consumer Staples Distribution & Retail — 6.1%
	Consumer Staples Distribution & Retail — 6.1%
	Alimentation Couche-Tard, Inc.	214,996	12,270,746
	Costco Wholesale Corp.	12,734	9,329,310
	Seven & i Holdings Co. Ltd.	977,100	14,200,159
			35,800,215
	Financial Services — 5.5%
	Capital Markets — 3.5%
	B3 SA - Brasil Bolsa Balcao	2,448,545	5,853,582
	Hong Kong Exchanges & Clearing Ltd.	506,464	14,740,510
	Financial Services — 2.0%
40 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Edenred SE	217,483	$ 11,604,875
			32,198,967
	Food, Beverage & Tobacco — 2.5%
	Food Products — 2.5%
	Danone SA	178,271	11,518,503
	Nissin Foods Holdings Co. Ltd.	104,100	2,867,598
			14,386,101
	Health Care Equipment & Services — 3.2%
	Health Care Equipment & Supplies — 2.2%
	Alcon, Inc.	154,060	12,767,583
	Health Care Technology — 1.0%
	Pro Medicus Ltd.	91,727	6,201,542
			18,969,125
	Household & Personal Products — 6.1%
	Personal Care Products — 6.1%
[a]	BellRing Brands, Inc.	154,240	9,104,787
	Estee Lauder Cos., Inc. Class A	66,939	10,318,647
	L’Oreal SA	35,092	16,606,851
			36,030,285
	Insurance — 1.8%
	Insurance — 1.8%
	AIA Group Ltd.	1,569,500	10,537,662
			10,537,662
	Materials — 1.6%
	Chemicals — 1.6%
	Linde plc	19,709	9,110,155
			9,110,155
	Media & Entertainment — 6.2%
	Entertainment — 2.1%
	NetEase, Inc. ADR	119,642	12,379,358
	Interactive Media & Services — 4.1%
	Kanzhun Ltd. ADR	383,217	6,717,794
	Tencent Holdings Ltd.	445,600	17,295,900
			36,393,052
	Pharmaceuticals, Biotechnology & Life Sciences — 8.8%
	Life Sciences Tools & Services — 1.0%
	Lonza Group AG	10,008	5,994,701
	Pharmaceuticals — 7.8%
	Novartis AG	60,951	5,904,850
	Novo Nordisk AS Class B	119,952	15,386,646
	Pfizer, Inc.	377,958	10,488,335
	Roche Holding AG	55,042	14,019,124
			51,793,656
	Semiconductors & Semiconductor Equipment — 1.1%
	Semiconductors & Semiconductor Equipment — 1.1%
[a]	ARM Holdings plc ADR	10,669	1,333,518
	Disco Corp.	13,300	4,848,904
			6,182,422
	Software & Services — 5.4%
	Software — 5.4%
	Constellation Software, Inc.	6,273	17,134,916
	SAP SE	75,388	14,677,233
			31,812,149
	Technology Hardware & Equipment — 2.8%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Electronic Equipment, Instruments & Components — 1.2%
	Hexagon AB Class B	132,306	$ 1,566,066
	Keyence Corp.	12,300	5,694,986
	Technology Hardware, Storage & Peripherals — 1.6%
	Samsung Electronics Co. Ltd.	156,002	9,363,017
			16,624,069
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
	Orange SA	893,777	10,498,767
[a]	Zegona Communications plc	1,273,160	3,631,636
			14,130,403
	Transportation — 3.0%
	Ground Transportation — 3.0%
	Canadian Pacific Kansas City Ltd.	202,200	17,827,974
			17,827,974
	Utilities — 3.3%
	Electric Utilities — 3.3%
	Endesa SA	406,239	7,522,920
	Enel SpA	1,321,818	8,725,958
	Iberdrola SA	254,728	3,158,979
			19,407,857
	Total Common Stock (Cost $485,871,727)		540,728,066
	Warrant — 0.0%
	Software & Services — 0.0%
	Software — 0.0%
[a,c]	Constellation Software, Inc., 3/31/2040	6,276	1
			1
	Total Warrants (Cost $0)		1
	Short-Term Investments — 7.4%
[d]	Thornburg Capital Management Fund	4,377,460	43,774,599
	Total Short-Term Investments (Cost $43,774,599)		43,774,599
	Total Investments — 99.5% (Cost $529,646,326)		$584,502,666
	Other Assets Less Liabilities — 0.5%		2,677,169
	Net Assets — 100.0%		$587,179,835

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $17,462,772, representing 2.97% of the Fund’s net assets.
c	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
42 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2024 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
Japan	18.6%
United States	17.9%
China	12.8%
France	12.6%
Canada	8.7%
Switzerland	6.6%
Hong Kong	4.7%
Germany	3.6%
Denmark	2.8%
United Kingdom	2.0%
Spain	2.0%
South Korea	1.7%
Italy	1.6%
India	1.5%
Australia	1.2%
Brazil	1.1%
Netherlands	0.3%
Sweden	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 43

Schedule of Investments
Thornburg International Growth Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.0%
	Automobiles & Components — 3.9%
	Automobile Components — 1.8%
[a]	Mobileye Global, Inc. Class A	503,080	$ 16,174,022
	Automobiles — 2.1%
	Ferrari NV	43,777	19,084,145
			35,258,167
	Banks — 2.6%
	Banks — 2.6%
	HDFC Bank Ltd.	865,535	15,016,686
[a]	NU Holdings Ltd. Class A	758,804	9,052,532
			24,069,218
	Capital Goods — 3.5%
	Machinery — 0.4%
[a]	ATS Corp.	117,037	3,938,243
	Trading Companies & Distributors — 3.1%
	Ashtead Group plc	249,723	17,776,593
	Diploma plc	220,687	10,367,261
			32,082,097
	Commercial & Professional Services — 1.2%
	Professional Services — 1.2%
	Wolters Kluwer NV	72,801	11,404,204
			11,404,204
	Consumer Discretionary Distribution & Retail — 3.0%
	Broadline Retail — 3.0%
	B&M European Value Retail SA	1,354,166	9,328,597
[a]	MercadoLibre, Inc.	12,196	18,439,864
			27,768,461
	Consumer Durables & Apparel — 3.5%
	Textiles, Apparel & Luxury Goods — 3.5%
	Brunello Cucinelli SpA	113,072	12,930,698
	LVMH Moet Hennessy Louis Vuitton SE	20,755	18,667,818
			31,598,516
	Consumer Services — 1.2%
	Hotels, Restaurants & Leisure — 1.2%
	Booking Holdings, Inc.	2,914	10,571,642
			10,571,642
	Consumer Staples Distribution & Retail — 1.4%
	Consumer Staples Distribution & Retail — 1.4%
[a]	BBB Foods, Inc. Class A	120,941	2,875,977
	Raia Drogasil SA	1,796,797	9,805,466
			12,681,443
	Energy — 1.4%
	Oil, Gas & Consumable Fuels — 1.4%
	TotalEnergies SE	187,228	12,820,363
			12,820,363
	Financial Services — 10.5%
	Capital Markets — 6.5%
	Blue Owl Capital, Inc. Class A	477,101	8,998,125
	Deutsche Boerse AG	78,642	16,090,458
	Hong Kong Exchanges & Clearing Ltd.	440,100	12,809,002
	Japan Exchange Group, Inc.	533,600	14,399,234
[a]	M&A Research Institute Holdings, Inc.	162,500	7,235,104
	Financial Services — 4.0%
44 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Mastercard, Inc. Class A	61,549	$ 29,640,152
	Visa, Inc. Class A	22,762	6,352,419
			95,524,494
	Food, Beverage & Tobacco — 6.9%
	Beverages — 2.6%
	Diageo plc	633,746	23,400,559
	Food Products — 4.3%
	Nestle SA	372,261	39,523,192
			62,923,751
	Health Care Equipment & Services — 1.8%
	Health Care Equipment & Supplies — 1.8%
	Hoya Corp.	129,300	16,087,763
			16,087,763
	Household & Personal Products — 4.6%
	Personal Care Products — 4.6%
	Beiersdorf AG	174,233	25,366,721
	L’Oreal SA	35,356	16,731,785
			42,098,506
	Insurance — 1.3%
	Insurance — 1.3%
[a]	PB Fintech Ltd.	914,200	12,309,542
			12,309,542
	Materials — 5.0%
	Chemicals — 1.9%
	Air Liquide SA	81,472	16,949,876
	Containers & Packaging — 1.1%
	SIG Group AG	450,870	9,998,780
	Metals & Mining — 2.0%
	Teck Resources Ltd. Class B	395,572	18,105,987
			45,054,643
	Media & Entertainment — 4.8%
	Entertainment — 0.5%
[a]	Sea Ltd. ADR	77,152	4,143,834
	Interactive Media & Services — 3.2%
	Hemnet Group AB	376,310	11,524,142
	Tencent Holdings Ltd.	461,700	17,920,820
	Media — 1.1%
	Schibsted ASA Class A	302,943	9,677,210
			43,266,006
	Pharmaceuticals, Biotechnology & Life Sciences — 17.1%
	Biotechnology — 1.6%
	CSL Ltd.	77,866	14,609,459
	Life Sciences Tools & Services — 6.0%
[a]	ICON plc ADR	67,263	22,597,005
	Lonza Group AG	39,650	23,749,992
[a]	Sartorius Stedim Biotech	27,819	7,932,310
	Pharmaceuticals — 9.5%
	AstraZeneca plc	232,507	31,335,515
	Novo Nordisk AS Sponsored ADR	428,623	55,035,193
			155,259,474
	Semiconductors & Semiconductor Equipment — 17.5%
	Semiconductors & Semiconductor Equipment — 17.5%
[a]	Advanced Micro Devices, Inc.	92,015	16,607,788
	ASML Holding NV	53,435	51,433,853
	BE Semiconductor Industries NV	87,365	13,374,603
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Disco Corp.	47,900	$ 17,463,344
	SK Hynix, Inc.	135,666	17,957,795
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,750,000	42,050,088
			158,887,471
	Software & Services — 5.9%
	Information Technology Services — 4.8%
[a]	Globant SA	48,277	9,747,126
	Nomura Research Institute Ltd.	647,400	18,205,720
[a]	Shopify, Inc. Class A	197,149	15,213,988
	Software — 1.1%
[a]	Money Forward, Inc.	227,600	10,111,045
			53,277,879
	Technology Hardware & Equipment — 1.9%
	Electronic Equipment, Instruments & Components — 1.9%
	Keyence Corp.	36,900	17,084,958
			17,084,958
	Total Common Stock (Cost $586,333,448)		900,028,598
	Short-Term Investments — 0.4%
[b]	Thornburg Capital Management Fund	389,712	3,897,124
	Total Short-Term Investments (Cost $3,897,124)		3,897,124
	Total Investments — 99.4% (Cost $590,230,572)		$903,925,722
	Other Assets Less Liabilities — 0.6%		5,103,088
	Net Assets — 100.0%		$909,028,810

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
46 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2024 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
United States	17.6%
Japan	11.2%
United Kingdom	10.2%
Netherlands	8.5%
France	8.1%
Denmark	6.1%
Taiwan	4.7%
Germany	4.6%
Brazil	4.1%
Canada	4.1%
Switzerland	3.8%
Italy	3.6%
India	3.0%
South Korea	2.0%
China	2.0%
Israel	1.8%
Hong Kong	1.4%
Sweden	1.3%
Norway	1.1%
Singapore	0.5%
Mexico	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 47

Schedule of Investments
Thornburg Developing World Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 96.7%
	Automobiles & Components — 3.2%
	Automobile Components — 1.0%
	Zhejiang Shuanghuan Driveline Co. Ltd. Class A,	2,919,761	$ 9,323,909
	Automobiles — 2.2%
	Kia Corp.	133,137	11,076,207
	Tata Motors Ltd.	740,935	8,839,427
			29,239,543
	Banks — 10.1%
	Banks — 10.1%
	Bank Rakyat Indonesia Persero Tbk. PT	23,444,867	8,946,165
	Credicorp Ltd.	68,836	11,662,884
	Grupo Financiero Banorte SAB de CV Class O	1,090,409	11,600,702
	ICICI Bank Ltd.	1,257,283	16,522,827
	IndusInd Bank Ltd.	506,583	9,413,111
	KB Financial Group, Inc.	196,563	10,264,348
[a]	NU Holdings Ltd. Class A	760,311	9,070,510
	SCB X PCL	4,672,525	14,598,639
			92,079,186
	Capital Goods — 0.9%
	Machinery — 0.9%
	Shenzhen Inovance Technology Co. Ltd. Class A	1,041,899	8,682,672
			8,682,672
	Consumer Discretionary Distribution & Retail — 8.4%
	Broadline Retail — 7.6%
[a]	MercadoLibre, Inc.	5,809	8,782,976
	Naspers Ltd. Class N	236,761	41,971,325
[a]	PDD Holdings, Inc. ADR	158,677	18,446,201
	Specialty Retail — 0.8%
	K Car Co. Ltd.	705,055	7,159,221
			76,359,723
	Consumer Durables & Apparel — 2.0%
	Textiles, Apparel & Luxury Goods — 2.0%
	Kalyan Jewellers India Ltd.	3,456,835	17,975,832
			17,975,832
	Consumer Services — 4.0%
	Diversified Consumer Services — 1.0%
[a]	New Oriental Education & Technology Group, Inc. ADR	101,619	8,822,562
	Hotels, Restaurants & Leisure — 3.0%
	Galaxy Entertainment Group Ltd.	1,810,000	9,088,272
[a]	Trip.com Group Ltd. ADR	207,063	9,087,995
[a]	Zomato Ltd.	4,415,457	9,643,302
			36,642,131
	Consumer Staples Distribution & Retail — 8.1%
	Consumer Staples Distribution & Retail — 8.1%
[a]	BBB Foods, Inc. Class A	460,483	10,950,286
	BIM Birlesik Magazalar AS	715,453	7,778,467
[a,b]	Dino Polska SA	223,341	21,678,218
	Raia Drogasil SA	2,230,120	12,170,193
	Sendas Distribuidora SA	3,986,700	11,692,857
	Wal-Mart de Mexico SAB de CV	2,454,307	9,910,250
			74,180,271
	Energy — 4.4%
	Energy Equipment & Services — 1.1%
	ADNOC Drilling Co. PJSC	9,143,979	9,885,383
	Oil, Gas & Consumable Fuels — 3.3%
48 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	PRIO SA	1,962,270	$ 19,069,474
[a]	Vista Energy SAB de CV ADR	263,472	10,902,471
			39,857,328
	Financial Services — 4.7%
	Capital Markets — 1.3%
	Saudi Tadawul Group Holding Co.	168,767	12,275,600
	Consumer Finance — 1.1%
	Bajaj Finance Ltd.	113,562	9,851,344
	Financial Services — 2.3%
	Chailease Holding Co. Ltd.	3,448,038	18,477,308
[b]	Home First Finance Co. India Ltd.	203,479	2,193,311
			42,797,563
	Food, Beverage & Tobacco — 5.0%
	Beverages — 4.0%
	Kweichow Moutai Co. Ltd. Class A	42,880	10,095,721
	Varun Beverages Ltd.	1,611,616	27,033,372
	Food Products — 1.0%
	China Mengniu Dairy Co. Ltd.	4,131,600	8,868,247
			45,997,340
	Health Care Equipment & Services — 4.7%
	Health Care Providers & Services — 4.7%
	Aier Eye Hospital Group Co. Ltd. Class A	4,676,793	8,321,546
	Max Healthcare Institute Ltd.	2,662,849	26,088,114
[a]	Oncoclinicas do Brasil Servicos Medicos SA	4,921,373	8,684,083
			43,093,743
	Household & Personal Products — 1.0%
	Personal Care Products — 1.0%
	Proya Cosmetics Co. Ltd. Class A	676,927	8,738,530
			8,738,530
	Insurance — 3.2%
	Insurance — 3.2%
	AIA Group Ltd.	2,663,992	17,886,108
[a]	PB Fintech Ltd.	846,425	11,396,964
			29,283,072
	Materials — 1.3%
	Metals & Mining — 1.3%
	Freeport-McMoRan, Inc.	247,435	11,634,394
			11,634,394
	Media & Entertainment — 1.4%
	Entertainment — 1.1%
[a]	Tencent Music Entertainment Group ADR	901,023	10,082,447
	Interactive Media & Services — 0.3%
	Tencent Holdings Ltd.	72,309	2,806,664
			12,889,111
	Pharmaceuticals, Biotechnology & Life Sciences — 1.1%
	Biotechnology — 1.1%
	Imeik Technology Development Co. Ltd. Class A	205,998	9,645,134
			9,645,134
	Real Estate Management & Development — 4.2%
	Real Estate Management & Development — 4.2%
	Aldar Properties PJSC	6,790,235	10,206,848
	Corp. Inmobiliaria Vesta SAB de CV ADR	318,950	12,515,598
[b]	Macrotech Developers Ltd.	1,176,336	15,909,679
			38,632,125
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Semiconductors & Semiconductor Equipment — 17.1%
	Semiconductors & Semiconductor Equipment — 17.1%
	Alchip Technologies Ltd.	85,000	$ 8,406,112
	ASMPT Ltd.	1,475,400	18,548,769
	MediaTek, Inc.	314,000	11,381,255
	SK Hynix, Inc.	239,028	31,639,584
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,595,000	86,382,895
			156,358,615
	Technology Hardware & Equipment — 6.0%
	Electronic Equipment, Instruments & Components — 1.6%
	Lotes Co. Ltd.	333,000	14,411,080
	Technology Hardware, Storage & Peripherals — 4.4%
	Samsung Electronics Co. Ltd.	678,302	40,710,716
			55,121,796
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
[a]	Converge Information & Communications Technology Solutions, Inc.	58,574,534	10,383,793
			10,383,793
	Transportation — 3.9%
	Ground Transportation — 1.7%
	Localiza Rent a Car SA	1,387,808	15,130,467
	Transportation Infrastructure — 2.2%
	Adani Ports & Special Economic Zone Ltd.	589,900	9,498,590
	Salik Co. PJSC	10,758,938	10,869,538
			35,498,595
	Utilities — 0.9%
	Independent Power and Renewable Electricity Producers — 0.9%
	China Longyuan Power Group Corp. Ltd. Class H	12,381,000	8,668,551
			8,668,551
	Total Common Stock (Cost $697,449,148)		883,759,048
	Preferred Stock — 1.3%
	Banks — 1.3%
	Banks — 1.3%
	Itau Unibanco Holding SA 6.818%	1,632,892	11,277,940
			11,277,940
	Total Preferred Stock (Cost $8,783,436)		11,277,940
	Short-Term Investments — 2.2%
[c]	Thornburg Capital Management Fund	2,048,295	20,482,950
	Total Short-Term Investments (Cost $20,482,950)		20,482,950
	Total Investments — 100.2% (Cost $726,715,534)		$915,519,938
	Liabilities Net of Other Assets — (0.2)%		(1,771,305)
	Net Assets — 100.0%		$913,748,633

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $39,781,208, representing 4.35% of the Fund’s net assets.
c	Investment in Affiliates.
50 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2024 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
India	18.4%
Taiwan	15.5%
China	13.6%
South Korea	11.3%
Brazil	10.7%
Mexico	6.2%
South Africa	4.7%
Hong Kong	4.1%
United Arab Emirates	3.4%
Poland	2.4%
Thailand	1.6%
Saudi Arabia	1.4%
Peru	1.3%
United States	1.3%
Philippines	1.2%
Macao	1.0%
Indonesia	1.0%
Turkey	0.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 51

Schedule of Investments
Thornburg Small/Mid Cap Core Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.0%
	Banks — 4.1%
	Banks — 4.1%
	Pinnacle Financial Partners, Inc.	144,898	$ 12,443,840
	Western Alliance Bancorp	166,535	10,689,882
			23,133,722
	Capital Goods — 17.3%
	Building Products — 3.0%
[a]	Builders FirstSource, Inc.	80,358	16,758,661
	Construction & Engineering — 6.4%
	AECOM	117,929	11,566,476
	Arcosa, Inc.	102,065	8,763,301
[a]	MYR Group, Inc.	85,613	15,132,098
	Electrical Equipment — 2.8%
	Vertiv Holdings Co. Class A	191,979	15,678,925
	Machinery — 2.6%
	ITT, Inc.	108,157	14,712,597
	Trading Companies & Distributors — 2.5%
	Applied Industrial Technologies, Inc.	70,103	13,848,847
			96,460,905
	Commercial & Professional Services — 8.5%
	Commercial Services & Supplies — 6.3%
[a]	Casella Waste Systems, Inc. Class A	198,920	19,667,220
[a]	Clean Harbors, Inc.	77,619	15,625,481
	Professional Services — 2.2%
	TransUnion	153,343	12,236,772
			47,529,473
	Consumer Discretionary Distribution & Retail — 3.5%
	Distributors — 1.7%
	Pool Corp.	23,984	9,677,544
	Specialty Retail — 1.8%
	Group 1 Automotive, Inc.	33,143	9,685,379
			19,362,923
	Consumer Durables & Apparel — 4.5%
	Household Durables — 2.3%
	SharkNinja, Inc.	137,403	8,558,833
[a]	Smith Douglas Homes Corp.	145,000	4,306,500
	Textiles, Apparel & Luxury Goods — 2.2%
[a]	Deckers Outdoor Corp.	12,918	12,159,197
			25,024,530
	Consumer Services — 1.7%
	Hotels, Restaurants & Leisure — 1.7%
	Wyndham Hotels & Resorts, Inc.	123,847	9,505,257
			9,505,257
	Consumer Staples Distribution & Retail — 2.3%
	Consumer Staples Distribution & Retail — 2.3%
[a]	BJ’s Wholesale Club Holdings, Inc.	172,639	13,060,140
			13,060,140
	Energy — 5.6%
	Energy Equipment & Services — 3.7%
	Liberty Energy, Inc. Class A	329,472	6,826,660
	TechnipFMC plc	558,646	14,027,601
	Oil, Gas & Consumable Fuels — 1.9%
	Matador Resources Co.	153,764	10,266,822
			31,121,083
52 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Equity Real Estate Investment Trusts (REITs) — 1.7%
	Retail REITs — 1.7%
	Kite Realty Group Trust	427,254	$ 9,262,867
			9,262,867
	Financial Services — 9.0%
	Capital Markets — 4.4%
	Bridge Investment Group Holdings, Inc. Class A	754,261	5,166,688
	LPL Financial Holdings, Inc.	53,552	14,148,439
	PJT Partners, Inc. Class A	57,843	5,452,281
	Financial Services — 4.6%
[a]	Repay Holdings Corp. Class A	1,369,601	15,065,611
	Walker & Dunlop, Inc.	105,737	10,685,781
			50,518,800
	Food, Beverage & Tobacco — 2.3%
	Food Products — 2.3%
[a]	SunOpta, Inc.	1,842,505	12,658,009
			12,658,009
	Health Care Equipment & Services — 5.4%
	Health Care Equipment & Supplies — 1.6%
	CONMED Corp.	107,184	8,583,295
	Health Care Providers & Services — 3.8%
[a]	Acadia Healthcare Co., Inc.	115,931	9,184,054
[a]	PetIQ, Inc. Class A	665,583	12,166,857
			29,934,206
	Insurance — 4.2%
	Insurance — 4.2%
	Assurant, Inc.	64,230	12,090,655
	Kemper Corp.	187,536	11,612,229
			23,702,884
	Materials — 3.8%
	Chemicals — 3.8%
	Scotts Miracle-Gro Co.	133,036	9,923,155
	Sensient Technologies Corp.	160,320	11,092,541
			21,015,696
	Pharmaceuticals, Biotechnology & Life Sciences — 3.8%
	Biotechnology — 1.3%
[a]	BioMarin Pharmaceutical, Inc.	85,367	7,455,954
	Life Sciences Tools & Services — 2.5%
[a]	Avantor, Inc.	539,959	13,806,751
			21,262,705
	Real Estate Management & Development — 2.2%
	Real Estate Management & Development — 2.2%
	DigitalBridge Group, Inc.	645,379	12,436,453
			12,436,453
	Semiconductors & Semiconductor Equipment — 3.6%
	Semiconductors & Semiconductor Equipment — 3.6%
	Entegris, Inc.	81,225	11,415,362
[a]	MACOM Technology Solutions Holdings, Inc.	91,038	8,706,874
			20,122,236
	Software & Services — 6.0%
	Software — 6.0%
[a]	Agilysys, Inc.	140,382	11,828,588
[a]	Aspen Technology, Inc.	44,575	9,506,956
[a]	CCC Intelligent Solutions Holdings, Inc.	1,033,845	12,364,786
			33,700,330
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Technology Hardware & Equipment — 5.4%
	Communications Equipment — 1.4%
[a]	Harmonic, Inc.	589,951	$ 7,928,941
	Electronic Equipment, Instruments & Components — 2.2%
[a]	Coherent Corp.	204,996	12,426,858
	Technology Hardware, Storage & Peripherals — 1.8%
[a]	Pure Storage, Inc. Class A	191,801	9,971,734
			30,327,533
	Transportation — 2.3%
	Ground Transportation — 2.3%
[a]	XPO, Inc.	102,959	12,564,087
			12,564,087
	Utilities — 1.8%
	Electric Utilities — 1.8%
	PNM Resources, Inc.	268,671	10,112,776
			10,112,776
	Total Common Stock (Cost $430,582,017)		552,816,615
	Short-Term Investments — 1.2%
[b]	Thornburg Capital Management Fund	662,077	6,620,772
	Total Short-Term Investments (Cost $6,620,772)		6,620,772
	Total Investments — 100.2% (Cost $437,202,789)		$559,437,387
	Liabilities Net of Other Assets — (0.2)%		(939,099)
	Net Assets — 100.0%		$558,498,288

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
54 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 98.9%
	Capital Goods — 15.4%
	Building Products — 2.0%
[a]	Builders FirstSource, Inc.	26,674	$ 5,562,863
	Construction & Engineering — 6.6%
	Arcosa, Inc.	48,106	4,130,381
[a]	MYR Group, Inc.	46,551	8,227,889
[a]	WillScot Mobile Mini Holdings Corp.	138,199	6,426,254
	Electrical Equipment — 4.3%
	Vertiv Holdings Co. Class A	150,251	12,270,999
	Trading Companies & Distributors — 2.5%
	Applied Industrial Technologies, Inc.	36,574	7,225,193
			43,843,579
	Commercial & Professional Services — 8.1%
	Commercial Services & Supplies — 5.9%
[a]	Casella Waste Systems, Inc. Class A	109,722	10,848,214
	Tetra Tech, Inc.	31,439	5,807,098
	Professional Services — 2.2%
	TransUnion	79,549	6,348,010
			23,003,322
	Consumer Discretionary Distribution & Retail — 1.9%
	Distributors — 1.9%
	Pool Corp.	13,093	5,283,025
			5,283,025
	Consumer Durables & Apparel — 4.2%
	Household Durables — 2.1%
	SharkNinja, Inc.	93,057	5,796,520
	Textiles, Apparel & Luxury Goods — 2.1%
[a]	On Holding AG Class A	169,647	6,002,111
			11,798,631
	Consumer Services — 2.2%
	Hotels, Restaurants & Leisure — 2.2%
	Churchill Downs, Inc.	50,657	6,268,804
			6,268,804
	Energy — 2.7%
	Energy Equipment & Services — 2.7%
	TechnipFMC plc	308,918	7,756,931
			7,756,931
	Financial Services — 4.6%
	Capital Markets — 2.7%
	Blue Owl Capital, Inc. Class A	198,004	3,734,355
	Tradeweb Markets, Inc. Class A	36,317	3,783,142
	Financial Services — 1.9%
[a]	Shift4 Payments, Inc. Class A	82,394	5,443,772
			12,961,269
	Food, Beverage & Tobacco — 5.9%
	Beverages — 2.9%
[a]	Celsius Holdings, Inc.	100,113	8,301,370
	Food Products — 3.0%
[a]	Freshpet, Inc.	71,803	8,319,096
			16,620,466
	Health Care Equipment & Services — 6.8%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Health Care Equipment & Supplies — 5.8%
[a]	Inspire Medical Systems, Inc.	25,808	$ 5,543,300
[a]	Shockwave Medical, Inc.	33,780	10,999,782
	Health Care Providers & Services — 1.0%
[a]	Surgery Partners, Inc.	93,077	2,776,487
			19,319,569
	Insurance — 2.5%
	Insurance — 2.5%
	Ryan Specialty Holdings, Inc. Class A	129,334	7,178,037
			7,178,037
	Media & Entertainment — 1.8%
	Entertainment — 1.8%
[a]	Liberty Media Corp.-Liberty Formula One Class C	78,977	5,180,891
			5,180,891
	Pharmaceuticals, Biotechnology & Life Sciences — 12.1%
	Biotechnology — 5.6%
[a]	BioMarin Pharmaceutical, Inc.	70,659	6,171,357
[a]	Cytokinetics, Inc.	83,761	5,872,484
[a]	Sarepta Therapeutics, Inc.	28,998	3,754,081
	Life Sciences Tools & Services — 6.5%
[a]	Avantor, Inc.	230,747	5,900,201
[a]	Repligen Corp.	34,064	6,265,051
	Stevanato Group SpA	196,840	6,318,564
			34,281,738
	Real Estate Management & Development — 1.8%
	Real Estate Management & Development — 1.8%
	DigitalBridge Group, Inc.	263,444	5,076,566
			5,076,566
	Semiconductors & Semiconductor Equipment — 7.5%
	Semiconductors & Semiconductor Equipment — 7.5%
[a]	Credo Technology Group Holding Ltd.	237,327	5,028,959
	Monolithic Power Systems, Inc.	6,786	4,596,972
[a]	Onto Innovation, Inc.	37,049	6,708,833
[a]	Rambus, Inc.	80,273	4,961,674
			21,296,438
	Software & Services — 16.2%
	Software — 16.2%
[a]	Agilysys, Inc.	76,143	6,415,809
	Bentley Systems, Inc. Class B	158,118	8,256,922
[a]	CCC Intelligent Solutions Holdings, Inc.	620,432	7,420,367
[a]	Clearwater Analytics Holdings, Inc. Class A	331,285	5,860,432
[a]	CyberArk Software Ltd.	24,725	6,567,702
[a]	JFrog Ltd.	120,692	5,337,000
[a]	Monday.com Ltd.	26,944	6,085,841
			45,944,073
	Technology Hardware & Equipment — 2.5%
	Technology Hardware, Storage & Peripherals — 2.5%
[a]	Pure Storage, Inc. Class A	136,814	7,112,960
			7,112,960
	Transportation — 2.7%
	Ground Transportation — 2.7%
[a]	Saia, Inc.	13,138	7,685,730
			7,685,730
	Total Common Stock (Cost $208,958,250)		280,612,029
56 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Short-Term Investments — 1.2%
[b]	Thornburg Capital Management Fund	335,851	$ 3,358,509
	Total Short-Term Investments (Cost $3,358,509)		3,358,509
	Total Investments — 100.1% (Cost $212,316,759)		$283,970,538
	Liabilities Net of Other Assets — (0.1)%		(349,275)
	Net Assets — 100.0%		$283,621,263

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 57

Schedule of Investments
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 84.9%
	Automobiles & Components — 1.7%
	Automobiles — 1.7%
	Mercedes-Benz Group AG	1,247,000	$ 99,298,499
	Stellantis NV	4,138,200	117,617,165
			216,915,664
	Banks — 11.5%
	Banks — 11.5%
	Bank of Ireland Group plc	16,525,250	168,477,098
	BNP Paribas SA	6,677,600	474,463,877
	Citigroup, Inc.	5,954,378	376,554,865
	JPMorgan Chase & Co.	1,520,220	304,500,066
	Regions Financial Corp.	7,854,921	165,267,538
			1,489,263,444
	Capital Goods — 1.4%
	Aerospace & Defense — 1.4%
	BAE Systems plc	10,930,100	186,169,236
			186,169,236
	Consumer Discretionary Distribution & Retail — 1.5%
	Specialty Retail — 1.5%
	Home Depot, Inc.	505,482	193,902,895
			193,902,895
	Consumer Staples Distribution & Retail — 2.6%
	Consumer Staples Distribution & Retail — 2.6%
	BIM Birlesik Magazalar AS	2,799,600	30,437,494
	Tesco plc	81,260,030	304,199,865
			334,637,359
	Energy — 8.9%
	Oil, Gas & Consumable Fuels — 8.9%
[a,b]	Drillco Holdings Luxembourg SA	147,823	3,025,937
	Enbridge, Inc.	3,309,521	119,597,691
	Eni SpA	4,369,900	69,057,501
	Equinor ASA	3,529,100	94,630,662
[a]	LUKOIL PJSC	314,000	226,080
[a,b,c]	Malamute Energy, Inc.	12,439	12,439
	Petroleo Brasileiro SA Sponsored ADR	7,310,155	111,187,458
	Shell plc	2,680,600	88,812,115
	TC Energy Corp.	2,370,000	95,251,412
	TotalEnergies SE	8,267,100	566,086,393
			1,147,887,688
	Equity Real Estate Investment Trusts (REITs) — 0.3%
	Residential REITs — 0.3%
	Elme Communities	2,454,592	34,167,921
			34,167,921
	Financial Services — 4.9%
	Capital Markets — 2.9%
	CME Group, Inc.	1,197,705	257,853,910
	MidCap Financial Investment Corp.	2,937,783	44,184,256
[c]	SLR Investment Corp.	4,307,900	66,126,265
	Financial Services — 1.5%
	Equitable Holdings, Inc.	5,226,798	198,670,592
	Mortgage Real Estate Investment Trusts — 0.5%
[c]	Chimera Investment Corp.	14,843,587	68,428,936
			635,263,959
58 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Food, Beverage & Tobacco — 0.5%
	Food Products — 0.5%
	Nestle SA	549,800	$ 58,372,623
			58,372,623
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.8%
	Medtronic plc	1,180,465	102,877,525
			102,877,525
	Insurance — 5.3%
	Insurance — 5.3%
	Assicurazioni Generali SpA	7,232,347	183,049,392
	AXA SA	1,809,000	67,946,328
	NN Group NV	9,352,716	432,061,368
			683,057,088
	Materials — 4.3%
	Chemicals — 1.9%
	LyondellBasell Industries NV Class A	1,867,909	191,049,733
	OCI NV	1,908,000	52,263,934
	Metals & Mining — 2.4%
	BHP Group Ltd.	2,295,800	66,230,495
	Glencore plc	43,166,400	237,162,156
[a]	MMC Norilsk Nickel PJSC	351,400	2,073,260
			548,779,578
	Pharmaceuticals, Biotechnology & Life Sciences — 9.7%
	Biotechnology — 1.1%
	AbbVie, Inc.	799,560	145,599,876
	Pharmaceuticals — 8.6%
	AstraZeneca plc	1,549,800	208,870,192
	Merck & Co., Inc.	1,853,403	244,556,526
	Novartis AG	1,610,708	156,043,198
	Pfizer, Inc.	7,402,086	205,407,886
	Roche Holding AG	1,132,800	288,522,659
			1,249,000,337
	Semiconductors & Semiconductor Equipment — 7.9%
	Semiconductors & Semiconductor Equipment — 7.9%
	Broadcom, Inc.	369,386	489,587,898
	QUALCOMM, Inc.	485,831	82,251,188
	Taiwan Semiconductor Manufacturing Co. Ltd.	18,565,000	446,091,365
			1,017,930,451
	Software & Services — 0.3%
	Information Technology Services — 0.3%
	HCL Technologies Ltd.	2,092,600	38,816,065
			38,816,065
	Technology Hardware & Equipment — 3.2%
	Communications Equipment — 0.6%
	Cisco Systems, Inc.	1,619,187	80,813,623
	Technology Hardware, Storage & Peripherals — 2.6%
	Samsung Electronics Co. Ltd.	5,604,000	336,344,067
			417,157,690
	Telecommunication Services — 14.3%
	Diversified Telecommunication Services — 11.7%
	AT&T, Inc.	19,411,778	341,647,293
	Deutsche Telekom AG	8,752,500	212,459,260
[a,b]	Digicel Holdings Ltd.	220,592	200,066
	Koninklijke KPN NV	27,983,000	104,636,657
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	KT Corp.	704,000	$ 19,845,348
	Orange SA	52,501,480	616,709,566
	Singapore Telecommunications Ltd.	35,349,200	66,234,754
[b]	Swisscom AG	106,700	65,237,434
[b]	Zegona Communications plc	28,443,000	81,132,477
	Wireless Telecommunication Services — 2.6%
	Vodafone Group plc	382,909,524	340,525,547
			1,848,628,402
	Transportation — 0.5%
	Air Freight & Logistics — 0.5%
	Deutsche Post AG	1,596,100	68,731,727
			68,731,727
	Utilities — 5.3%
	Electric Utilities — 4.1%
	Endesa SA	9,158,357	169,598,655
	Enel SpA	54,201,371	357,809,405
	Multi-Utilities — 1.2%
	E.ON SE	5,039,400	70,052,604
	Engie SA	5,474,972	91,612,498
			689,073,162
	Total Common Stock (Cost $8,315,858,310)		10,960,632,814
	Preferred Stock — 0.1%
	Banks — 0.1%
	Banks — 0.1%
[d,e,f]	First Horizon Bank 6.437% (TSFR3M + 1.11%), 4/30/2024	12,000	7,620,000
			7,620,000
	Financial Services — 0.0%
	Capital Markets — 0.0%
[e,f]	Morgan Stanley Series A, 6.276% (TSFR3M + 0.96%), 4/29/2024	120,000	2,724,000
			2,724,000
	Total Preferred Stock (Cost $14,968,750)		10,344,000
	Asset Backed Securities — 1.1%
	Auto Receivables — 0.6%
	Carvana Auto Receivables Trust,
[d]	Series 2019-4A Class R, due 10/15/2026	$ 32,000	9,123,809
[d]	Series 2021-P1 Class R, due 12/10/2027	24,000	2,252,718
[d]	Series 2021-P2 Class R, due 5/10/2028	8,000	1,617,512
[d]	Series 2021-P4 Class R, due 9/11/2028	17,500	4,262,869
[d]	Series 2022-P1 Class R, due 1/10/2029	24,000	5,655,190
	CPS Auto Receivables Trust,
[d]	Series 2020-A Class E, 4.09% due 12/15/2025	1,139,332	1,136,452
[d]	Series 2020-C Class F, 6.67% due 11/15/2027	3,000,000	2,972,318
[d]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	14,000,000	14,247,857
[d]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	40,000	283,176
[d]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48% due 2/16/2027	4,500,000	4,451,292
[d]	FHF Trust, Series 2022-2A Class A, 6.14% due 12/15/2027	3,660,667	3,650,426
	Flagship Credit Auto Trust,
[d]	Series 2018-4 Class R, due 3/16/2026	53,000	2,585,128
[d]	Series 2019-1 Class R, due 6/15/2026	6,000	166,726
[d]	Series 2019-2 Class R, due 12/15/2026	33,000	1,344,105
[d]	Series 2019-3 Class R, due 12/15/2026	60,000	2,806,477
[d]	Series 2019-4 Class R, due 3/15/2027	60,000	2,683,779
	JPMorgan Chase Bank NA - CACLN,
[d]	Series 2020-1 Class R, 33.784% due 1/25/2028	1,238,046	1,306,186
60 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Series 2020-2 Class R, 31.355% due 2/25/2028	$ 3,301,051	$ 3,594,901
[d]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,633,873	4,258,427
[d]	Santander Consumer Auto Receivables Trust Series 2020-AA Class R, due 1/16/2029	45,588	4,506,987
[d]	United Auto Credit Securitization Trust Series 2022-1 Class R, due 11/10/2028	37,000	465,387
			73,371,722
	Other Asset Backed — 0.5%
[d]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	8,200,000	7,230,228
[d,f]	Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-HP1 Class CERT, due 12/15/2026	400,000	1,538,412
[d]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 7.00% due 7/25/2051	14,045,130	12,917,178
[a,d]	Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2 Class R, due 6/20/2051	42,000	2,352,772
[d]	LendingPoint Asset Securitization Trust, Series 2020-REV1 Class C, 7.699% due 10/15/2028	25,750,000	25,566,483
	Marlette Funding Trust,
[d]	Series 2021-1A Class R, due 6/16/2031	9,550	180,531
[d]	Series 2021-2A Class R, due 9/15/2031	26,000	630,763
[d]	Series 2021-3A Class R, due 12/15/2031	23,881	916,429
	Mosaic Solar Loan Trust,
[d]	Series 2020-2A Class R, due 8/20/2046	3,872,620	1,488,848
[d]	Series 2021-1A Class R, due 12/20/2046	6,819,752	654,798
[d]	Series 2021-2A Class R, due 4/22/2047	10,000,000	890,700
[d,f]	Oportun Funding LLC Series 2022-1 Class CERT, due 6/15/2029	11,604	607,484
	Prosper Pass-Thru Trust II,
[d]	Series 2019-ST1 Class CERT, due 7/15/2025	38,500,000	124,762
[d]	Series 2019-ST2 Class R1, due 11/15/2025	17,477,134	596,722
[d]	Series 2019-ST2 Class R2, due 11/15/2025	8,738,067	298,344
	Upstart Pass-Through Trust,
[d]	Series 2020-ST6 Class A, 3.00% due 1/20/2027	1,000,295	989,336
[d]	Series 2021-ST4 Class CERT, due 7/20/2027	1,375,000	145,846
[d]	Series 2021-ST8 Class CERT, due 10/20/2029	4,150,000	1,142,470
[d]	Series 2021-ST9 Class CERT, due 11/20/2029	1,415,000	381,583
[d]	Upstart Structured Pass-Through Trust, Series 2022-4A Class A, 7.01% due 11/15/2030	2,740,224	2,744,683
			61,398,372
	Student Loan — 0.0%
[d]	SoFi Professional Loan Program Trust Series 2021-B Class R1, due 2/15/2047	23,000	781,056
			781,056
	Total Asset Backed Securities (Cost $146,895,924)		135,551,150
	Corporate Bonds — 7.9%
	Banks — 0.2%
	Banks — 0.2%
	Bank of New York Mellon Corp.,
[e,f]	Series F, 4.625% (TSFR3M + 3.39%) due 9/20/2026	1,935,000	1,834,806
[e,f]	Series I, 3.75% (5-Yr. CMT + 2.630%) due 12/20/2026	11,400,000	10,456,992
	KeyBank NA, 5.00% due 1/26/2033	10,250,000	9,500,110
			21,791,908
	Capital Goods — 0.3%
	Aerospace & Defense — 0.1%
[d]	BWX Technologies, Inc., 4.125% due 6/30/2028	7,500,000	7,005,375
[d]	TransDigm, Inc., 6.75% due 8/15/2028	6,345,000	6,438,018
	Construction & Engineering — 0.1%
[d,g]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	9,995,000	9,538,728
	Trading Companies & Distributors — 0.1%
	LKQ Corp., 6.25% due 6/15/2033	5,840,000	6,079,498
[d]	Windsor Holdings III LLC, 8.50% due 6/15/2030	7,470,000	7,844,471
			36,906,090
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.2%
[d]	ACCO Brands Corp., 4.25% due 3/15/2029	7,500,000	6,750,075
[g]	Cimpress plc, 7.00% due 6/15/2026	11,859,000	11,858,407
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	CoreCivic, Inc., 8.25% due 4/15/2029	$ 12,869,000	$ 13,460,073
			32,068,555
	Consumer Durables & Apparel — 0.0%
	Leisure Products — 0.0%
	Polaris, Inc., 6.95% due 3/15/2029	5,000,000	5,319,400
			5,319,400
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
	Marriott International, Inc., 4.50% due 10/1/2034	4,497,000	4,090,066
[d]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	3,750,000	3,743,963
[d]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	24,785,000	24,801,854
[d]	Six Flags Entertainment Corp., 7.25% due 5/15/2031	4,912,000	4,973,498
			37,609,381
	Consumer Staples Distribution & Retail — 0.2%
	Consumer Staples Distribution & Retail — 0.2%
[d]	KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00% due 2/15/2029	20,667,000	20,946,005
[d]	U.S. Foods, Inc., 4.75% due 2/15/2029	5,880,000	5,580,708
			26,526,713
	Energy — 2.1%
	Energy Equipment & Services — 0.1%
[d,g]	Empresa Generadora de Electricidad Haina SA, 5.625% due 11/8/2028	7,850,000	7,133,216
[d,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 4/29/2024	2,337,727	127,196
	Oil, Gas & Consumable Fuels — 2.0%
[d]	CITGO Petroleum Corp., 7.00% due 6/15/2025	10,750,000	10,738,820
[d]	Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625% due 3/15/2029	3,500,000	3,574,480
	Energean Israel Finance Ltd.,
[g]	5.375% due 3/30/2028	6,500,000	5,939,050
[g]	8.50% due 9/30/2033	5,025,000	4,974,700
[f]	Energy Transfer LP, 8.586% (TSFR3M + 3.28%) due 11/1/2066	13,820,000	12,551,186
[f]	Enterprise TE Partners LP, Series 1, 8.38% (SOFR + 3.00%) due 6/1/2067	7,000,000	5,328,750
	Kinder Morgan Energy Partners LP,
	5.00% due 3/1/2043	10,000,000	8,865,700
	5.80% due 3/15/2035	10,000,000	10,151,800
	Kinder Morgan, Inc.,
	5.30% due 12/1/2034	23,630,000	23,254,047
	5.55% due 6/1/2045	5,000,000	4,771,450
[d,g]	Medco Maple Tree Pte. Ltd., 8.96% due 4/27/2029	7,000,000	7,281,470
	ONEOK Partners LP, 4.90% due 3/15/2025	9,544,000	9,475,760
	Petroleos Mexicanos,
[g]	5.95% due 1/28/2031	12,070,000	9,680,381
[g]	6.70% due 2/16/2032	3,000,000	2,496,030
[g]	7.69% due 1/23/2050	5,650,000	4,056,700
[e]	Summit Midstream Partners LP, Series A, 13.021% due 4/29/2024	16,097,000	15,292,150
	Sunoco LP/Sunoco Finance Corp., 5.875% due 3/15/2028	5,000,000	4,962,450
	Transcontinental Gas Pipe Line Co. LLC, 7.85% due 2/1/2026	32,700,000	33,919,056
	Williams Cos., Inc.,
	4.55% due 6/24/2024	69,318,000	69,137,080
	5.75% due 6/24/2044	14,198,000	14,135,387
			267,846,859
	Equity Real Estate Investment Trusts (REITs) — 0.3%
	Diversified REITs — 0.2%
[d]	Iron Mountain, Inc., 7.00% due 2/15/2029	7,500,000	7,646,625
[d]	SBA Tower Trust, 2.836% due 1/15/2050	5,000,000	4,880,128
[d,g]	Trust Fibra Uno, 5.25% due 1/30/2026	7,843,000	7,658,768
	Vornado Realty LP, 2.15% due 6/1/2026	8,186,500	7,430,231
	Retail REITs — 0.1%
	Retail Opportunity Investments Partnership LP, 6.75% due 10/15/2028	9,990,000	10,349,840
			37,965,592
62 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Financial Services — 0.7%
	Capital Markets — 0.5%
	Blue Owl Credit Income Corp., 7.75% due 9/16/2027	$ 2,500,000	$ 2,561,000
	Blue Owl Technology Finance Corp.,
[d]	3.75% due 6/17/2026	13,000,000	12,014,600
[d]	4.75% due 12/15/2025	10,000,000	9,609,500
[d]	Burford Capital Global Finance LLC, 9.25% due 7/1/2031	11,500,000	12,174,245
[d]	Compass Group Diversified Holdings LLC, 5.25% due 4/15/2029	6,272,000	5,957,334
[d,g]	FORESEA Holding SA, 7.50% due 6/15/2030	1,520,371	1,421,516
	Hercules Capital, Inc., 2.625% due 9/16/2026	4,098,000	3,715,902
[d]	Oaktree Strategic Credit Fund, 8.40% due 11/14/2028	3,000,000	3,182,970
[d]	StoneX Group, Inc., 8.625% due 6/15/2025	17,784,000	17,873,454
	Financial Services — 0.2%
	Antares Holdings LP,
[d]	3.75% due 7/15/2027	3,000,000	2,726,340
[d]	7.95% due 8/11/2028	3,000,000	3,120,000
[d]	8.50% due 5/18/2025	11,500,000	11,695,730
[d]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	5,000,000	4,955,250
			91,007,841
	Food, Beverage & Tobacco — 0.6%
	Beverages — 0.1%
[d,g]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	10,443,000	9,954,685
	Food Products — 0.1%
[d]	Darling Ingredients, Inc., 6.00% due 6/15/2030	4,050,000	4,015,049
[d]	Post Holdings, Inc., 5.50% due 12/15/2029	10,000,000	9,660,500
	Tobacco — 0.4%
[d,g]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	5,102,700
[d,g]	JT International Financial Services BV, 6.875% due 10/24/2032	5,000,000	5,572,850
[d]	Vector Group Ltd., 10.50% due 11/1/2026	44,464,000	44,719,668
			79,025,452
	Insurance — 0.4%
	Insurance — 0.4%
[d,g]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	5,000,000	4,902,500
[f]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.468%) due 9/1/2040	1,632,000	1,583,383
[g]	Enstar Group Ltd., 3.10% due 9/1/2031	8,354,000	6,939,417
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	1,617,000	1,332,359
	3.40% due 6/15/2030	8,383,000	7,454,667
	Horace Mann Educators Corp., 7.25% due 9/15/2028	10,000,000	10,691,900
[d]	MetLife, Inc., 9.25% due 4/8/2068	12,000,000	14,022,600
	Stewart Information Services Corp., 3.60% due 11/15/2031	8,101,000	6,643,387
			53,570,213
	Materials — 0.2%
	Chemicals — 0.1%
[d,g]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	3,000,000	2,748,150
	OCP SA,
[d,g]	3.75% due 6/23/2031	2,000,000	1,705,900
[d,g]	4.50% due 10/22/2025	5,000,000	4,875,300
	Containers & Packaging — 0.1%
[d]	Matthews International Corp., Class C, 5.25% due 12/1/2025	14,969,000	14,685,487
	Metals & Mining — 0.0%
[d]	Compass Minerals International, Inc., 6.75% due 12/1/2027	3,000,000	2,897,520
[d,g]	WE Soda Investments Holding plc, 9.375% due 2/14/2031	4,150,000	4,269,354
			31,181,711
	Media & Entertainment — 0.2%
	Media — 0.2%
[d]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75% due 2/1/2032	8,000,000	6,536,960
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Sirius XM Radio, Inc.,
[d]	3.125% due 9/1/2026	$ 5,000,000	$ 4,687,850
[d]	5.00% due 8/1/2027	7,500,000	7,220,700
[d,g]	Telenet Finance Luxembourg Notes SARL, 5.50% due 3/1/2028	10,000,000	9,421,000
			27,866,510
	Real Estate Management & Development — 0.0%
	Real Estate Management & Development — 0.0%
[d]	Cushman & Wakefield U.S. Borrower LLC, 6.75% due 5/15/2028	3,000,000	2,962,620
[d]	Greystar Real Estate Partners LLC, 7.75% due 9/1/2030	2,490,000	2,606,806
			5,569,426
	Semiconductors & Semiconductor Equipment — 0.1%
	Semiconductors & Semiconductor Equipment — 0.1%
[d]	Qorvo, Inc., 3.375% due 4/1/2031	9,800,000	8,390,858
			8,390,858
	Software & Services — 0.5%
	Information Technology Services — 0.1%
[d]	Boost Newco Borrower LLC, 7.50% due 1/15/2031	5,000,000	5,235,700
[d]	Science Applications International Corp., 4.875% due 4/1/2028	5,000,000	4,775,000
	Internet Software & Services — 0.2%
[d]	Arches Buyer, Inc., 4.25% due 6/1/2028	6,500,000	5,720,130
[d]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	10,000,000	9,955,300
	Prosus NV,
[d,g]	3.061% due 7/13/2031	11,800,000	9,584,432
[d,g]	3.832% due 2/8/2051	5,000,000	3,076,200
[d,g]	4.027% due 8/3/2050	5,000,000	3,195,400
	Software — 0.2%
[d]	Fair Isaac Corp., 4.00% due 6/15/2028	7,000,000	6,541,710
[d]	GoTo Group, Inc.,5.50% due 5/1/2028	4,354,350	3,288,661
[d,g]	Open Text Corp., 3.875% due 12/1/2029	10,000,000	8,918,700
			60,291,233
	Technology Hardware & Equipment — 0.1%
	Electronic Equipment, Instruments & Components — 0.1%
	CDW LLC/CDW Finance Corp., 4.25% due 4/1/2028	5,000,000	4,784,100
	Vontier Corp., 2.40% due 4/1/2028	5,832,000	5,169,776
	Technology Hardware, Storage & Peripherals — 0.0%
[d,g]	Lenovo Group Ltd., 5.831% due 1/27/2028	5,000,000	5,058,750
			15,012,626
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.0%
[g]	Deutsche Telekom International Finance BV (Guaranty: Deutsche Telekom AG), 8.75% due 6/15/2030	26,150,000	30,917,406
[g]	Telefonica Emisiones SA (Guaranty: Telefonica SA), 7.045% due 6/20/2036	85,390,000	95,529,209
	Wireless Telecommunication Services — 0.3%
[g,h]	Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./Difl U.S., 12.00% due 5/25/2027 PIK	36,798,296	36,158,006
			162,604,621
	Transportation — 0.1%
	Passenger Airlines — 0.1%
	American Airlines Pass-Through Trust,
	Series 2016-3 Class B, 3.75% due 4/15/2027	8,663,597	8,332,648
	Series 2019-1 Class B, 3.85% due 8/15/2029	6,276,460	5,790,348
			14,122,996
	Utilities — 0.1%
	Electric Utilities — 0.1%
[d,g]	AES Espana BV, 5.70% due 5/4/2028	2,000,000	1,842,300
[g]	Comision Federal de Electricidad, 5.00% due 9/29/2036	9,884,000	8,720,851
			10,563,151
64 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Total Corporate Bonds (Cost $960,601,099)		1,025,241,136
	Other Government — 0.1%
[d,g]	Finance Department Government of Sharjah, 3.625% due 3/10/2033	$ 7,000,000	$ 5,908,980
[d,g]	Nigeria Government International Bonds, 7.625% due 11/28/2047	6,000,000	4,660,380
	Total Other Government (Cost $9,378,363)		10,569,360
	Mortgage Backed — 1.7%
[d,f]	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-6 Class A3, 4.30% due 7/25/2067	4,396,825	3,996,933
[d,f]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	14,845,329	13,812,191
[f]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 6.058% due 8/25/2033	22,907	22,904
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2019-1 Class B4, 3.889% due 3/25/2050	1,008,468	839,678
[d,f]	Series 2019-1 Class B5, 3.889% due 3/25/2050	471,784	367,345
[d,f]	Series 2019-1 Class B6, 3.70% due 3/25/2050	745,503	452,377
[d,f]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	684,703	610,852
	CIM Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-J1 Class AIO1, 0.445% due 7/25/2050	56,132,178	1,115,301
[d,f,i]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	50,065,320	1,239,147
[d,f,i]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	68,708,125	457,699
[d,f]	Series 2020-J1 Class B4, 3.445% due 7/25/2050	1,337,333	1,095,384
[d,f]	Series 2020-J1 Class B5, 3.445% due 7/25/2050	672,877	400,511
[d,f]	Series 2020-J1 Class B6, 3.445% due 7/25/2050	1,289,794	530,559
[d,f,i]	Series 2020-J2 Class AX1, 0.259% due 1/25/2051	104,052,629	1,364,962
[d,f,i]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	110,885,925	1,146,594
[d,f]	Series 2020-J2 Class B4, 2.759% due 1/25/2051	491,000	211,169
[d,f]	Series 2020-J2 Class B5, 2.759% due 1/25/2051	164,000	68,911
[d,f]	Series 2020-J2 Class B6, 2.759% due 1/25/2051	655,000	231,732
[d,f]	Series 2023-I1 Class M1, 7.121% due 4/25/2058	5,000,000	4,996,144
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[f]	Series 2004-HYB2 Class B1, 6.104% due 3/25/2034	160,310	122,713
[d,f]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	2,150,000	1,761,467
[d,f]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	1,450,000	1,139,144
[d,f]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	725,000	481,569
[d,i]	Series 2020-EXP1 Class XS, due 5/25/2060	36,544,847	1,969,537
[d,f]	Series 2020-EXP2 Class B5, 4.015% due 8/25/2050	585,000	349,751
[d,f]	Series 2020-EXP2 Class B6, 4.015% due 8/25/2050	1,400,000	670,243
[d,f]	Series 2021-J1 Class B4, 2.61% due 4/25/2051	379,000	164,165
[d,f]	Series 2021-J1 Class B5, 2.61% due 4/25/2051	615,000	223,306
[d,f]	Series 2021-J1 Class B6, 2.61% due 4/25/2051	459,574	141,163
[d,f]	Series 2021-J3 Class B4, 2.859% due 9/25/2051	1,033,000	574,322
[d,f]	Series 2021-J3 Class B6, 2.859% due 9/25/2051	590,000	197,839
[d,f]	CSMC Trust, CMBS, Series 2020-522F Class A, 9.179% (TSFR1M + 3.85%) due 9/16/2025	15,450,000	8,782,860
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2020-AFC1 Class M1, 2.841% due 2/25/2050	3,808,500	3,048,650
[d,f,i]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	81,664,486	656,860
[d,f]	Series 2021-AFC1 Class B3, 4.334% due 3/25/2056	215,000	150,187
[d,f,i]	Series 2021-AFC1 Class XS, 3.286% due 3/25/2056	81,664,486	14,621,096
[d,f]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	3,683,017	3,545,790
[d]	DataBank Issuer LLC, CMBS, Series 2024-1A Class A2, 5.30% due 1/26/2054	10,000,000	9,483,130
[d]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	3,025,000	2,581,455
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-2 Class AX1, 0.664% due 8/25/2050	102,589,034	3,003,663
[d,f,i]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	17,583,227	417,904
[d,f]	Series 2020-2 Class B4, 3.664% due 8/25/2050	824,778	649,951
[d,f]	Series 2020-2 Class B5, 3.664% due 8/25/2050	2,474,335	1,839,876
[d,f]	Series 2020-2 Class B6C, 3.512% due 8/25/2050	3,299,114	1,704,859
[d,f,i]	Series 2021-13IN Class AX1, 0.179% due 12/30/2051	165,324,041	1,314,607
[d,f,i]	Series 2021-13IN Class AX17, 0.18% due 12/30/2051	13,705,620	131,881
[d,f,i]	Series 2021-13IN Class AX4, 0.50% due 12/30/2051	12,506,378	355,715
[d,f]	Series 2021-13IN Class B4, 3.359% due 12/30/2051	2,382,630	1,845,623
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2021-13IN Class B5, 3.359% due 12/30/2051	$ 466,995	$ 334,144
[d,f]	Series 2021-13IN Class B6C, 3.331% due 12/30/2051	4,097,987	2,194,021
[d,f]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386% due 1/25/2060	4,379,900	2,961,129
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-INV1 Class A11X, 3.412% due 10/25/2050	1,370,675	206,075
[d,f,i]	Series 2020-INV1 Class A12X, 2.925% due 10/25/2050	16,411,454	2,114,921
[d,f,i]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	88,628,785	620,588
[d,f,i]	Series 2020-INV1 Class AX1, due 10/25/2050	59,338,691	593
[d,f,i]	Series 2020-INV1 Class AX2, 0.425% due 10/25/2050	2,957,773	34,862
[d,f,i]	Series 2020-INV1 Class AX4, 0.926% due 10/25/2050	3,184,295	82,430
[d,f]	Series 2020-INV1 Class B4, 3.851% due 10/25/2050	1,855,178	1,474,066
[d,f]	Series 2020-INV1 Class B5, 3.851% due 10/25/2050	1,859,569	1,601,034
[d,f]	Series 2020-INV1 Class B6, 3.851% due 10/25/2050	4,402,016	2,896,426
[d,f,i]	Series 2020-INV1 Class BX, 0.351% due 10/25/2050	21,173,125	364,008
[d]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	8,033,750	7,768,399
	JP Morgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-3 Class AX1, 0.14% due 8/25/2050	14,493,188	73,749
[d,f,i]	Series 2020-4 Class A11X, (5.14% - TSFR1M) due 11/25/2050	2,763,679	141,779
[d,f,i]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	12,528,679	286,500
[d,f,i]	Series 2020-4 Class AX1, 0.081% due 11/25/2050	46,276,428	144,998
[d,f,i]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	1,280,351	207,388
[d,f,i]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	2,954,834	74,253
[d,f]	Series 2020-4 Class B4, 3.631% due 11/25/2050	1,913,863	1,603,749
[d,f]	Series 2020-4 Class B5, 3.631% due 11/25/2050	883,463	640,049
[d,f]	Series 2020-4 Class B6, 3.516% due 11/25/2050	1,582,548	732,610
[d,f]	Series 2020-7 Class B4, 3.508% due 1/25/2051	2,333,673	1,934,863
[d,f]	Series 2020-7 Class B5, 3.508% due 1/25/2051	1,635,408	935,792
[d,f]	Series 2020-7 Class B6, 3.508% due 1/25/2051	2,289,984	969,603
[d,f]	Series 2021-11 Class B5, 3.024% due 1/25/2052	3,663,780	2,506,983
[d,f]	Series 2021-11 Class B6, 2.589% due 1/25/2052	4,187,607	1,825,934
[d,f]	Series 2022-2 Class B4, 3.129% due 8/25/2052	3,210,068	2,379,773
[d,f]	Series 2022-2 Class B5, 3.129% due 8/25/2052	1,705,051	1,015,089
[d,f]	Series 2022-2 Class B6, 2.738% due 8/25/2052	1,802,416	628,482
[d,f]	Series 2022-3 Class B4, 3.106% due 8/25/2052	2,636,142	1,948,410
[d,f]	Series 2022-3 Class B5, 3.106% due 8/25/2052	1,677,805	776,533
[d,f]	Series 2022-3 Class B6, 2.449% due 8/25/2052	1,459,907	462,530
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2021-INV2 Class AX1, 0.123% due 8/25/2051	99,948,540	502,311
[d,f,i]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	6,848,295	274,769
[d,f]	Series 2021-INV2 Class B5, 3.323% due 8/25/2051	311,595	216,039
[d,f]	Series 2021-INV2 Class B6, 3.217% due 8/25/2051	1,508,420	736,149
[d,f,i]	Series 2021-INV3 Class AX1, 0.164% due 10/25/2051	119,311,285	832,494
[d,f,i]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	9,662,534	263,547
[d,f]	Series 2021-INV3 Class B5, 3.214% due 10/25/2051	435,257	306,618
[d,f]	Series 2021-INV3 Class B6, 3.078% due 10/25/2051	1,908,502	955,039
[f]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.92% due 8/25/2034	836,123	794,790
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2021-INV1 Class AX1, 0.75% due 6/25/2051	97,186,967	3,613,684
[d,f]	Series 2021-INV1 Class B5, 3.25% due 6/25/2051	1,076,024	801,893
[d,f]	Series 2021-INV1 Class B6, 2.771% due 6/25/2051	1,930,056	983,294
[d]	NYC Commercial Mortgage Trust, CMBS, Series 2021-909 Class A, 2.941% due 4/10/2043	5,000,000	4,088,446
[d,f]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	18,507,195	15,058,053
[d,f]	PRPM LLC, Whole Loan Securities Trust CMO, Series 2022-NQM1 Class A1, 5.50% due 8/25/2067	8,763,303	8,731,722
[d,f]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81% due 9/25/2059	1,500,000	1,390,111
[d]	Retained Vantage Data Centers Issuer LLC, CMBS, Series 2023-1A Class A2A, 5.00% due 9/15/2048	5,000,000	4,825,871
[d,f]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	6,002,836	2,112,248
[d,f]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.725% due 10/25/2047	2,012,254	1,752,841
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	48,362,953	818,190
[d,f]	Series 2019-3 Class B2, 5.663% due 9/25/2059	7,910,000	6,688,673
[d,f]	Series 2019-3 Class B3, 6.10% due 9/25/2059	3,366,214	2,679,219
[a,d,f]	Series 2019-3 Class C, due 9/25/2059	950	950
66 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Series 2019-3 Class XS1, due 9/25/2059	$ 47,727,627	$ 477
[d]	Series 2019-3 Class XS2, due 9/25/2059	47,727,627	1,889,460
[d,f]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class B1, 3.657% due 9/27/2049	10,000,000	8,749,446
[d,f]	Visio Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class M1, 6.22% due 8/25/2057	5,351,000	5,192,676
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-3 Class AIO1, 0.188% due 6/25/2050	157,489,430	1,423,594
[d,f]	Series 2020-3 Class B5, 3.188% due 6/25/2050	1,046,000	533,107
[d,f]	Series 2020-3 Class B6, 3.188% due 6/25/2050	1,912,755	831,605
[d,f,i]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	177,809,069	4,949,973
[d,f]	Series 2021-INV1 Class B4, 3.313% due 8/25/2051	3,329,631	2,538,520
[d,f]	Series 2021-INV1 Class B5, 3.313% due 8/25/2051	2,568,572	1,810,585
[d,f]	Series 2021-INV1 Class B6, 3.313% due 8/25/2051	1,965,349	834,789
	Total Mortgage Backed (Cost $219,095,652)		224,012,665
	Loan Participations — 0.2%
	Commercial & Professional Services — 0.1%
	Commercial Services & Supplies — 0.1%
	Imagefirst Holdings LLC,
[j]	9.566% (SOFR + 4.25%), due 4/27/2028	3,183,876	3,175,917
[j]	9.996% (SOFR + 4.75%), due 4/27/2028	4,554,876	4,543,488
	Professional Services — 0.0%
[j]	VT Topco, Inc., 9.58% (SOFR + 4.25%) due 8/9/2030	997,500	998,927
			8,718,332
	Media & Entertainment — 0.0%
	Media — 0.0%
[j]	Simon & Schuster, Inc., 9.317% (SOFR + 4.00%) due 10/30/2030	1,500,000	1,504,500
			1,504,500
	Semiconductors & Semiconductor Equipment — 0.0%
	Information Technology Services — 0.0%
[j]	Xperi Corp., 8.945% (SOFR + 3.50%) due 6/8/2028	7,270,197	7,270,197
			7,270,197
	Software & Services — 0.0%
	Software — 0.0%
[j]	GoTo Group, Inc., 10.074% (SOFR + 4.75%) due 8/31/2027	2,954,315	2,267,437
			2,267,437
	Technology Hardware & Equipment — 0.1%
	Technology Hardware, Storage & Peripherals — 0.1%
[j]	Xerox Holdings Corp., 9.33% (SOFR + 4.00%) due 11/17/2029	7,900,000	7,917,301
			7,917,301
	Total Loan Participations (Cost $27,306,469)		27,677,767
	Short-Term Investments — 2.6%
[c]	Thornburg Capital Management Fund	33,733,636	337,336,359
	Total Short-Term Investments (Cost $337,336,359)		337,336,359
	Total Investments — 98.6% (Cost $10,031,440,926)		$12,731,365,251
	Other Assets Less Liabilities — 1.4%		175,547,531
	Net Assets — 100.0%		$12,906,912,782
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 67

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2024
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Swiss Franc	SSB	Sell	24,166,500	6/20/2024	27,029,242	$ 482,524	$ —
Euro	SSB	Sell	829,116,000	6/20/2024	897,315,702	7,432,260	—
Euro	BBH	Sell	829,116,000	6/20/2024	897,315,702	7,307,892	—
Great Britain Pound	SSB	Sell	262,079,600	6/20/2024	330,920,336	2,655,889	—

Total						$ 17,878,565	—

Net unrealized appreciation (depreciation)						$ 17,878,565

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
b	Non-income producing.
c	Investment in Affiliates.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $846,358,445, representing 6.56% of the Fund’s net assets.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2024.
i	Interest only.
j	The stated coupon rate represents the greater of the SOFR or the SOFR floor rate plus a spread at March 31, 2024.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
PIK	Payment-in-kind
SOFR	Secured Overnight Financing Rate
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
68 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2024 (Unaudited)
COUNTRY EXPOSURE * (percent of net assets)
United States	40.5%
France	14.1%
United Kingdom	8.7%
Italy	4.7%
Netherlands	4.6%
Germany	3.7%
Taiwan	3.5%
South Korea	2.8%
Australia	2.4%
Spain	2.0%
Canada	1.9%
Switzerland	1.7%
Ireland	1.4%
Brazil	0.9%
Norway	0.7%
Singapore	0.5%
India	0.3%
Jamaica	0.3%
Turkey	0.3%
Mexico	0.2%
China	0.2%
Nigeria	0.1%
Israel	0.1%
Guatemala	0.1%
Belgium	0.1%
Dominican Republic	0.1%
Indonesia	0.1%
Morocco	0.0%**
United Arab Emirates	0.0%**
Japan	0.0%**
Bermuda	0.0%**
Cayman Islands	0.0%**
Russian Federation	0.0%**
Luxembourg	0.0%**
Other Assets Less Liabilities	4.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 69

Schedule of Investments
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Common Stock — 53.9%
	Banks — 2.5%
	Banks — 2.5%
	BNP Paribas SA	9,575	$ 680,333
	Citigroup, Inc.	12,653	800,176
	JPMorgan Chase & Co.	5,242	1,049,972
			2,530,481
	Capital Goods — 2.4%
	Aerospace & Defense — 0.5%
	L3Harris Technologies, Inc.	2,560	545,536
	Electrical Equipment — 0.7%
	Vertiv Holdings Co. Class A	8,050	657,443
	Machinery — 0.6%
	FANUC Corp.	21,400	596,565
	Trading Companies & Distributors — 0.6%
	ITOCHU Corp.	13,500	576,457
			2,376,001
	Commercial & Professional Services — 1.0%
	Professional Services — 1.0%
	Jacobs Solutions, Inc.	6,196	952,511
			952,511
	Consumer Discretionary Distribution & Retail — 4.1%
	Broadline Retail — 3.4%
[a]	Amazon.com, Inc.	9,760	1,760,509
[a]	MercadoLibre, Inc.	638	964,630
[a]	PDD Holdings, Inc. ADR	5,991	696,454
	Specialty Retail — 0.7%
	Home Depot, Inc.	1,713	657,107
			4,078,700
	Consumer Durables & Apparel — 0.7%
	Textiles, Apparel & Luxury Goods — 0.7%
	LVMH Moet Hennessy Louis Vuitton SE	791	711,455
			711,455
	Consumer Services — 1.5%
	Hotels, Restaurants & Leisure — 1.5%
	Galaxy Entertainment Group Ltd.	207,000	1,039,377
	Wyndham Hotels & Resorts, Inc.	5,417	415,755
			1,455,132
	Consumer Staples Distribution & Retail — 0.5%
	Consumer Staples Distribution & Retail — 0.5%
	Costco Wholesale Corp.	727	532,622
			532,622
	Energy — 3.6%
	Energy Equipment & Services — 0.4%
	Liberty Energy, Inc. Class A	20,838	431,763
	Oil, Gas & Consumable Fuels — 3.2%
	Enbridge, Inc.	19,134	691,454
	PRIO SA	62,900	611,267
	Shell plc	30,828	1,021,376
	TotalEnergies SE	12,107	829,022
			3,584,882
	Financial Services — 4.3%
	Capital Markets — 1.9%
70 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Charles Schwab Corp.	17,608	$ 1,273,763
	CME Group, Inc.	2,781	598,721
	Financial Services — 2.4%
	Mastercard, Inc. Class A	2,211	1,064,751
	Visa, Inc. Class A	4,906	1,369,167
			4,306,402
	Food, Beverage & Tobacco — 0.5%
	Beverages — 0.5%
	Varun Beverages Ltd.	29,948	502,350
			502,350
	Health Care Equipment & Services — 0.7%
	Health Care Equipment & Supplies — 0.7%
	Medtronic plc	8,377	730,055
			730,055
	Insurance — 1.5%
	Insurance — 1.5%
	NN Group NV	20,324	938,894
[a]	PB Fintech Ltd.	43,001	579,001
			1,517,895
	Materials — 1.2%
	Chemicals — 0.8%
	Linde plc	1,601	743,376
	Metals & Mining — 0.4%
	Glencore plc	76,743	421,637
			1,165,013
	Media & Entertainment — 3.1%
	Interactive Media & Services — 3.1%
[a]	Alphabet, Inc. Class A	10,915	1,647,401
	Meta Platforms, Inc. Class A	2,934	1,424,692
			3,072,093
	Pharmaceuticals, Biotechnology & Life Sciences — 5.2%
	Biotechnology — 1.4%
[a]	BioMarin Pharmaceutical, Inc.	5,428	474,081
[a]	Sarepta Therapeutics, Inc.	7,273	941,563
	Life Sciences Tools & Services — 0.5%
[a]	Repligen Corp.	2,541	467,341
	Pharmaceuticals — 3.3%
	AstraZeneca plc	5,396	727,232
	Merck & Co., Inc.	5,273	695,772
	Novo Nordisk AS Class B	5,098	653,938
	Pfizer, Inc.	20,779	576,617
	Roche Holding AG	2,647	674,187
			5,210,731
	Semiconductors & Semiconductor Equipment — 7.7%
	Semiconductors & Semiconductor Equipment — 7.7%
[a]	Advanced Micro Devices, Inc.	3,386	611,139
	ASML Holding NV	1,220	1,174,311
	Broadcom, Inc.	632	837,659
	NVIDIA Corp.	2,274	2,054,696
	SK Hynix, Inc.	9,016	1,193,427
	Taiwan Semiconductor Manufacturing Co. Ltd.	73,000	1,754,089
			7,625,321
	Software & Services — 4.3%
	Information Technology Services — 1.6%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 71

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Nomura Research Institute Ltd.	27,100	$ 762,087
[a]	Shopify, Inc. Class A	11,265	869,320
	Software — 2.7%
	Microsoft Corp.	3,316	1,395,107
	SAP SE	3,726	725,412
[a]	ServiceNow, Inc.	755	575,612
			4,327,538
	Technology Hardware & Equipment — 2.3%
	Electronic Equipment, Instruments & Components — 0.8%
	Keyence Corp.	1,719	795,909
	Technology Hardware, Storage & Peripherals — 1.5%
	Apple, Inc.	9,002	1,543,663
			2,339,572
	Telecommunication Services — 4.8%
	Diversified Telecommunication Services — 4.0%
	AT&T, Inc.	105,251	1,852,418
	Orange SA	73,262	860,573
[a]	Zegona Communications plc	458,176	1,306,928
	Wireless Telecommunication Services — 0.8%
	KDDI Corp.	25,500	752,636
			4,772,555
	Transportation — 0.9%
	Ground Transportation — 0.9%
	Canadian Pacific Kansas City Ltd.	9,828	866,535
			866,535
	Utilities — 1.1%
	Electric Utilities — 1.1%
	PNM Resources, Inc.	29,595	1,113,956
			1,113,956
	Total Common Stock (Cost $41,639,337)		53,771,800
	Asset Backed Securities — 4.6%
	Auto Receivables — 1.6%
[b]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	$ 61,178	60,996
[b]	Ally Auto Receivables Trust Series 2023-1 Class CERT, due 4/15/2034	1,000	338,396
	CarMax Auto Owner Trust, Series 2021-1 Class A3, 0.34% due 12/15/2025	108,438	107,080
[b]	Carvana Auto Receivables Trust, Series 2023-N4 Class A, 6.42% due 1/10/2028	126,282	126,992
[b]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	5,883	41,648
	Exeter Automobile Receivables Trust,
[b]	Series 2019-3A Class D, 3.11% due 8/15/2025	30,381	30,344
	Series 2021-3A Class C, 0.96% due 10/15/2026	217,896	214,517
	Flagship Credit Auto Trust,
[b]	Series 2019-4 Class R, due 3/15/2027	5,000	223,648
[b]	Series 2022-1 Class A, 1.79% due 10/15/2026	136,173	134,307
[b]	Foursight Capital Automobile Receivables Trust, Series 2022-2 Class A2, 4.49% due 3/16/2026	17,614	17,605
	Harley-Davidson Motorcycle Trust, Series 2021-B Class A3, 0.56% due 11/16/2026	178,530	174,777
	Santander Drive Auto Receivables Trust, Series 2021-3 Class C, 0.95% due 9/15/2027	81,908	81,588
			1,551,898
	Other Asset Backed — 2.3%
[b]	Amur Equipment Finance Receivables IX LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	600,000	582,152
[b]	Aqua Finance Trust, Series 2019-A Class B, 3.47% due 7/16/2040	141,515	131,819
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	141,783	96,405
[b]	Foundation Finance Trust, Series 2019-1A Class A, 3.86% due 11/15/2034	5,177	5,144
[b,d]	Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2 Class R, due 6/20/2051	2,000	112,037
[b]	LendingPoint Pass-Through Trust, Series 2022-ST1 Class A, 2.50% due 3/15/2028	67,111	65,079
72 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Marlette Funding Trust,
[b]	Series 2019-4A Class C, 3.76% due 12/17/2029	$ 121,900	$ 121,778
[b]	Series 2021-1A Class R, due 6/16/2031	1,200	22,685
[b]	Series 2021-2A Class R, due 9/15/2031	1,150	27,899
[b]	Series 2021-3A Class R, due 12/15/2031	1,200	46,050
[b]	Momnt Technologies Trust, Series 2023-1A Class A, 6.92% due 3/20/2045	182,412	183,533
[b]	Mosaic Solar Loan Trust Series 2021-2A Class R, due 4/22/2047	1,150,000	102,431
	Pagaya AI Debt Trust,
[b]	Series 2022-1 Class A, 2.03% due 10/15/2029	87,056	86,097
[b,e]	Series 2023-5 Class AB, 7.31% due 4/15/2031	137,600	138,342
[b]	Republic Finance Issuance Trust, Series 2021-A Class A, 2.30% due 12/22/2031	100,000	95,618
[b,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	30,000	29,643
[b]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	300,000	281,078
[b]	Upstart Pass-Through Trust Series 2021-ST4 Class CERT, due 7/20/2027	500,000	53,035
	Upstart Securitization Trust,
[b,f]	Series 2018-2 Class CERT, due 12/22/2025	8,000	85,402
[b]	Series 2020-1 Class C, 4.899% due 4/22/2030	47,135	46,973
			2,313,200
	Student Loan — 0.7%
[b]	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A Class A, 1.80% due 11/25/2045	324,020	288,128
[b]	SMB Private Education Loan Trust, Series 2020-B Class A1A, 1.29% due 7/15/2053	107,370	97,909
[b]	SoFi Professional Loan Program LLC, Series 2021-B Class AFX, 1.14% due 2/15/2047	322,914	277,433
			663,470
	Total Asset Backed Securities (Cost $5,101,164)		4,528,568
	Corporate Bonds — 16.1%
	Automobiles & Components — 0.3%
	Automobiles — 0.3%
[b]	Hyundai Capital America, 0.875% due 6/14/2024	300,000	296,961
			296,961
	Banks — 0.9%
	Banks — 0.9%
[e,g]	Bank of New York Mellon Corp., Series F, 4.625% (TSFR3M + 3.39%) due 9/20/2026	100,000	94,822
[b,c,e]	Credit Agricole SA, 5.335% (SOFR + 1.69%) due 1/10/2030	300,000	299,217
[e]	Santander Holdings USA, Inc., 6.174% (SOFR + 2.50%) due 1/9/2030	200,000	201,944
[e]	Wells Fargo & Co., 6.303% (SOFR + 1.79%) due 10/23/2029	300,000	312,537
			908,520
	Capital Goods — 1.1%
	Aerospace & Defense — 0.4%
[b]	TransDigm, Inc., 6.75% due 8/15/2028	400,000	405,864
	Construction & Engineering — 0.2%
[b,c]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	200,000	190,870
	Machinery — 0.3%
[b]	Regal Rexnord Corp., 6.05% due 2/15/2026	250,000	251,500
	Trading Companies & Distributors — 0.2%
	LKQ Corp., 6.25% due 6/15/2033	200,000	208,202
			1,056,436
	Commercial & Professional Services — 0.2%
	Professional Services — 0.2%
[b]	Korn Ferry, 4.625% due 12/15/2027	250,000	238,310
			238,310
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[b]	Six Flags Entertainment Corp., 7.25% due 5/15/2031	250,000	253,130
			253,130
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 73

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Energy — 1.1%
	Energy Equipment & Services — 0.3%
[b,c]	Empresa Generadora de Electricidad Haina SA, 5.625% due 11/8/2028	$ 350,000	$ 318,042
	Oil, Gas & Consumable Fuels — 0.8%
	Ecopetrol SA,
[c]	6.875% due 4/29/2030	125,000	122,061
[c]	8.875% due 1/13/2033	117,000	123,688
	Petroleos Mexicanos,
[c]	5.95% due 1/28/2031	120,000	96,242
[c]	7.69% due 1/23/2050	315,000	226,170
[b,c]	Raizen Fuels Finance SA, 6.45% due 3/5/2034	200,000	204,994
			1,091,197
	Equity Real Estate Investment Trusts (REITs) — 0.8%
	Diversified REITs — 0.5%
[b]	American Tower Trust #1, 3.652% due 3/15/2048	300,000	284,251
	Extra Space Storage LP, 5.70% due 4/1/2028	250,000	254,463
	Retail REITs — 0.3%
	Brixmor Operating Partnership LP, 3.85% due 2/1/2025	300,000	294,867
			833,581
	Financial Services — 2.6%
	Capital Markets — 1.5%
[b]	Blue Owl Technology Finance Corp., 4.75% due 12/15/2025	179,000	172,010
[b]	Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV (GBP), 8.50% due 1/15/2031	250,000	340,354
[b]	Burford Capital Global Finance LLC, 9.25% due 7/1/2031	250,000	264,658
[b]	Compass Group Diversified Holdings LLC, 5.00% due 1/15/2032	250,000	223,670
	Hercules Capital, Inc., 2.625% due 9/16/2026	250,000	226,690
	Main Street Capital Corp., 6.95% due 3/1/2029	300,000	304,821
	Financial Services — 1.1%
[b]	Antares Holdings LP, 6.50% due 2/8/2029	250,000	248,140
[c,e]	HSBC Holdings plc, 3.973% (TSFR3M + 1.87%) due 5/22/2030	350,000	326,718
[e]	Truist Financial Corp., 7.161% (SOFR + 2.45%) due 10/30/2029	200,000	213,362
[b,c,e]	UBS Group AG, 5.428% (H15T1Y + 1.52%) due 2/8/2030	250,000	250,270
			2,570,693
	Food, Beverage & Tobacco — 0.5%
	Food Products — 0.2%
[b]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	200,000	213,613
	Tobacco — 0.3%
[b]	Vector Group Ltd., 10.50% due 11/1/2026	251,000	252,443
			466,056
	Industrials — 0.5%
	Transportation Infrastructure — 0.5%
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
[b]	6.05% due 8/1/2028	250,000	257,412
[b]	6.20% due 6/15/2030	200,000	208,150
			465,562
	Insurance — 1.4%
	Insurance — 1.4%
[b]	GA Global Funding Trust, 5.50% due 1/8/2029	250,000	250,927
[c]	Pentair Finance SARL, 5.90% due 7/15/2032	400,000	412,472
[b]	Principal Life Global Funding II, 5.50% due 6/28/2028	250,000	251,255
[b]	Protective Life Global Funding, 5.467% due 12/8/2028	150,000	152,721
	Reinsurance Group of America, Inc., 6.00% due 9/15/2033	154,000	159,777
[b]	RGA Global Funding, 5.50% due 1/11/2031	200,000	200,662
			1,427,814
	Materials — 1.3%
	Chemicals — 0.4%
74 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	FMC Corp., 5.15% due 5/18/2026	$ 200,000	$ 198,954
[b,c]	NOVA Chemicals Corp., 5.25% due 6/1/2027	250,000	235,870
	Metals & Mining — 0.9%
[b]	Compass Minerals International, Inc., 6.75% due 12/1/2027	500,000	482,920
[b,c]	POSCO, 5.625% due 1/17/2026	200,000	200,488
[b,c]	WE Soda Investments Holding plc, 9.375% due 2/14/2031	200,000	205,752
			1,323,984
	Media & Entertainment — 0.6%
	Media — 0.6%
[b]	CCO Holdings LLC/CCO Holdings Capital Corp.,4.25% due 2/1/2031 - 1/15/2034	750,000	595,650
			595,650
	Pharmaceuticals, Biotechnology & Life Sciences — 0.1%
	Life Sciences Tools & Services — 0.1%
[b]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	100,000	105,367
			105,367
	Real Estate Management & Development — 0.2%
	Real Estate Management & Development — 0.2%
[b]	Cushman & Wakefield U.S. Borrower LLC, 6.75% due 5/15/2028	250,000	246,885
			246,885
	Semiconductors & Semiconductor Equipment — 0.4%
	Semiconductors & Semiconductor Equipment — 0.4%
[b]	Qorvo, Inc., 3.375% due 4/1/2031	200,000	171,242
[b,c]	SK Hynix, Inc., 6.25% due 1/17/2026	200,000	202,180
			373,422
	Software & Services — 0.8%
	Internet Software & Services — 0.3%
[b]	Prosus NV (EUR), 1.288% due 7/13/2029	285,000	260,693
	Software — 0.5%
[b]	GoTo Group, Inc.,5.50% due 5/1/2028	184,029	138,990
[b,c]	Open Text Corp., 3.875% due 12/1/2029	400,000	356,748
			756,431
	Technology Hardware & Equipment — 0.8%
	Electronic Equipment, Instruments & Components — 0.5%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	300,000	299,670
	CDW LLC/CDW Finance Corp., 3.25% due 2/15/2029	250,000	226,622
	Technology Hardware, Storage & Peripherals — 0.3%
[b,c]	Lenovo Group Ltd., 5.831% due 1/27/2028	300,000	303,525
			829,817
	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc., 5.539% due 2/20/2026	250,000	249,990
			249,990
	Utilities — 1.9%
	Electric Utilities — 1.9%
	AEP Texas, Inc., 5.40% due 6/1/2033	300,000	299,514
	Black Hills Corp., 6.15% due 5/15/2034	250,000	257,815
	Duke Energy Corp., 5.75% due 9/15/2033	425,000	437,113
	Eversource Energy, 5.125% due 5/15/2033	450,000	441,211
[b]	ITC Holdings Corp., 5.40% due 6/1/2033	200,000	200,094
	System Energy Resources, Inc., 6.00% due 4/15/2028	260,000	265,135
			1,900,882
	Total Corporate Bonds (Cost $15,684,002)		15,990,688
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 75

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Other Government — 1.2%
	Australia Government Bonds (AUD), Series 166, 3.00% due 11/21/2033	$ 1,000,000	$ 600,893
	Egypt Treasury Bills (EGP), Series 364D, due 3/11/2025	12,650,000	211,159
[c]	Panama Bonos del Tesoro, Series DOM, 6.375% due 7/25/2033	100,000	93,797
	U.K. Gilts (GBP), 1.625% due 10/22/2028	275,000	316,158
	Total Other Government (Cost $1,208,019)		1,222,007
	U.S. Treasury Securities — 8.1%
	U.S. Treasury Inflation-Indexed Bonds, 0.125%, 2/15/2052	553,865	326,405
	U.S. Treasury Inflation-Indexed Notes,
	0.125%, 7/15/2024 - 1/15/2031	3,102,702	2,791,369
	1.125%, 1/15/2033	227,746	213,855
	1.25%, 4/15/2028	205,610	199,897
	U.S. Treasury Notes,
	0.875%, 9/30/2026	400,000	366,063
	1.125%, 2/15/2031	1,200,000	984,375
	3.50%, 2/15/2039	900,000	826,453
	3.875%, 8/15/2033	250,000	243,516
	4.125%, 11/15/2032	550,000	546,477
	4.50%, 11/15/2033	1,550,000	1,585,117
	Total U.S. Treasury Securities (Cost $8,227,620)		8,083,527
	Mortgage Backed — 9.8%
[b,e]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.805% due 1/25/2049	30,878	29,349
[b]	BXP Trust, CMBS, Series 2021-601L Class A, 2.618% due 1/15/2044	325,000	261,007
[b]	Century Plaza Towers, CMBS, Series 2019-CPT Class A, 2.865% due 11/13/2039	245,000	210,249
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-J1 Class B4, 2.61% due 4/25/2051	100,000	43,315
[b,e]	Series 2021-J1 Class B5, 2.61% due 4/25/2051	100,000	36,310
[b,e]	Series 2021-J1 Class B6, 2.61% due 4/25/2051	99,908	30,688
	COMM Mortgage Trust, CMBS, Series 2015-LC23 Class ASB, 3.598% due 10/10/2048	185,854	182,701
[b,e]	CSMC Trust, CMBS, Series 2020-522F Class A, 9.179% (TSFR1M + 3.85%) due 9/16/2025	100,000	56,847
[b]	DataBank Issuer LLC, CMBS, Series 2024-1A Class A2, 5.30% due 1/26/2054	200,000	189,663
[b]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	250,000	213,343
[b,e]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class A1, 2.206% due 1/25/2067	240,955	204,472
	Federal Home Loan Mtg Corp., Pool SE9046, 3.00% due 12/1/2051	252,123	216,860
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool SD1669, 2.50% due 1/1/2052	277,683	229,570
	Pool SD4175, 2.50% due 6/1/2052	1,102,332	912,355
	Pool SD8242, 3.00% due 9/1/2052	604,555	520,498
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	65,249	55,945
	Federal National Mtg Assoc., UMBS Collateral,
	Pool CB1388, 2.50% due 8/1/2051	550,873	457,563
	Pool FS5447, 2.50% due 9/1/2052	361,844	300,510
	Pool FS6130, 2.50% due 7/1/2052	550,825	455,896
	Pool FS6157, 3.00% due 9/1/2052	1,034,431	890,926
	Pool MA4512, 2.50% due 1/1/2052	763,128	632,353
	Pool MA4548, 2.50% due 2/1/2052	548,247	454,126
	Pool MA4653, 3.00% due 7/1/2052	532,404	458,420
[b,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.007% due 12/25/2049	113,323	98,476
	GCAT Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	205,751	185,666
[b,e]	Series 2023-NQM4 Class A1, 4.25% due 5/25/2067	242,829	224,836
[b]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	215,000	207,899
[b,e]	Hudson Yards Mortgage Trust, CMBS, Series 2019-55HY Class A, 2.943% due 12/10/2041	245,000	214,709
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-NQM2 Class A1, 1.073% due 9/25/2056	203,200	166,507
[b,e]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	308,183	255,665
[b,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	37,219	35,979
[b,e]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	268,017	253,853
[b,e]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	347,936	318,577
76 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
[b]	One Bryant Park Trust, CMBS, Series 2019-OBP Class A, 2.516% due 9/15/2054	$ 250,000	$ 213,593
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50% due 7/25/2058	42,258	39,707
[b]	SLG Office Trust, CMBS, Series 2021-OVA Class A, 2.585% due 7/15/2041	250,000	206,417
[b,e]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.675% due 7/25/2048	155,499	137,422
[b,e]	WB Commercial Mortgage Trust, CMBS, Series 2024-HQ Class A, 6.134% due 3/15/2040	205,000	206,097
	Total Mortgage Backed (Cost $9,875,640)		9,808,369
	Loan Participations — 0.2%
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.2%
[h]	Imagefirst Holdings LLC, 9.996% (SOFR + 4.75%) due 4/27/2028	198,474	197,978
			197,978
	Total Loan Participations (Cost $195,862)		197,978
	Exchange-Traded Funds — 3.6%
[a]	Invesco DB Agriculture Fund	19,822	490,793
[a]	Invesco DB Base Metals Fund	34,412	618,040
[a]	SPDR Gold Shares Fund	5,318	1,094,019
[a]	U.S. Oil Fund LP	18,036	1,419,974
	Total Exchange-Traded Funds (Cost $2,900,988)		3,622,826
	Total Long-Term Investments — 97.5% (Cost $84,832,632)		97,225,763
	Short-Term Investments — 2.2%
[i]	Thornburg Capital Management Fund	215,565	2,155,656
	Total Short-Term Investments (Cost $2,155,656)		2,155,656
	Total Investments — 99.7% (Cost $86,988,288)		$99,381,419
	Other Assets Less Liabilities — 0.3%		323,303
	Net Assets — 100.0%		$99,704,722

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2024
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Buy	2,193,820	4/30/2024	2,369,360	$ —	$ (10,243)
Japanese Yen	MSC	Buy	246,842,000	4/30/2024	1,637,591	—	(57,429)

Total						—	$ (67,672)

Net unrealized appreciation (depreciation)							$ (67,672)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Morgan Stanely & Co. Inc. ("MSC").
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 77

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2024 (Unaudited)
Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $17,687,373, representing 17.74% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
e	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
f	Interest only.
g	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
h	The stated coupon rate represents the greater of the SOFR or the SOFR floor rate plus a spread at March 31, 2024.
i	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ADR	American Depositary Receipt
AUD	Denominated in Australian Dollar
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
EGP	Denominated in Egyptian Pound
EUR	Denominated in Euro
GBP	Denominated in Pound Sterling
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
COUNTRY EXPOSURE * (percent of net assets)
United States	69.3%
Japan	3.5%
France	3.4%
Canada	3.3%
United Kingdom	2.7%
Netherlands	2.5%
Brazil	1.8%
Taiwan	1.8%
South Korea	1.6%
China	1.3%
India	1.1%
Macao	1.0%
Australia	1.0%
Germany	0.7%
Denmark	0.7%
Mexico	0.3%
Dominican Republic	0.3%
Switzerland	0.2%
Colombia	0.2%
Egypt	0.2%
Turkey	0.2%
Nigeria	0.2%
Cayman Islands	0.1%
Panama	0.1%
Other Assets Less Liabilities	2.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
78 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Equity Funds Semi-Annual Report  |  79

Statements of Assets and Liabilities
March 31, 2024 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 705,274,531	$ 1,936,411,007	$ 485,871,727	$ 586,333,448	$ 706,232,584
Non-controlled affiliated issuers	25,069,745	123,451,296	43,774,599	3,897,124	20,482,950
Investments at value
Non-affiliated issuers	1,130,056,471	2,524,321,550	540,728,067	900,028,598	895,036,988
Non-controlled affiliated issuers	25,069,745	123,451,296	43,774,599	3,897,124	20,482,950
Foreign currency at value (a)	666	35,179	1,575	35,555	476,920
Unrealized appreciation on forward currency contracts	1,191,413	-	-	-	-
Receivable for investments sold	-	-	4,239,975	5,773,571	8,024,000
Receivable for fund shares sold	791,457	7,352,127	828,006	133,751	1,243,712
Dividends receivable	1,163,189	4,717,079	765,078	1,568,994	2,403,495
Tax reclaims receivable	1,154,817	7,765,547	1,000,695	1,772,864	160,133
Prepaid expenses and other assets	112,948	85,452	61,235	86,137	65,885
Total Assets	1,159,540,706	2,667,728,230	591,399,230	913,296,594	927,894,083
Liabilities
Payable for investments purchased	-	13,114,036	2,813,952	2,447,166	5,746,553
Payable for fund shares redeemed	654,324	6,999,222	898,781	515,619	750,063
Payable to investment advisor and other affiliates	952,006	1,903,058	381,272	740,543	679,575
Deferred taxes payable	3,734,088	-	-	-	6,313,049
Accounts payable and accrued expenses	236,638	1,175,328	125,390	564,456	656,210
Dividends payable	10	3,476	-	-	-
Total Liabilities	5,577,066	23,195,120	4,219,395	4,267,784	14,145,450
Net Assets	$ 1,153,963,640	$ 2,644,533,110	$ 587,179,835	$ 909,028,810	$ 913,748,633
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 716,542,098	$ 1,975,477,227	$ 583,880,416	$ 571,536,806	$ 933,208,373
Distributable earnings (accumulated loss)	437,421,542	669,055,883	3,299,419	337,492,004	(19,459,740)
Net Assets	$ 1,153,963,640	$ 2,644,533,110	$ 587,179,835	$ 909,028,810	$ 913,748,633
80   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2024 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 326,362,946	$ 406,163,437	$ 40,444,456	$ 96,746,129	$ 80,754,782
Shares outstanding	8,944,817	15,708,836	2,286,194	3,668,316	3,762,140
Net asset value and redemption price per share	$ 36.49	$ 25.86	$ 17.69	$ 26.37	$ 21.47
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 38.21	$ 27.08	$ 18.52	$ 27.61	$ 22.48
Class C Shares:
Net assets applicable to shares outstanding	31,924,363	10,721,697	6,239,297	8,142,183	10,091,638
Shares outstanding	920,957	483,766	363,210	347,649	500,018
Net asset value and redemption price per share*	34.66	22.16	17.18	23.42	20.18
Class I Shares:
Net assets applicable to shares outstanding	697,661,701	1,538,793,262	540,496,082	691,419,400	753,462,748
Shares outstanding	19,034,984	57,100,082	29,651,665	25,238,833	34,253,724
Net asset value and redemption price per share	36.65	26.95	18.23	27.40	22.00
Class R3 Shares:
Net assets applicable to shares outstanding	2,670,498	121,905,912	-	5,148,964	-
Shares outstanding	74,104	4,721,928	-	198,663	-
Net asset value and redemption price per share	36.04	25.82	-	25.92	-
Class R4 Shares:
Net assets applicable to shares outstanding	5,350,734	91,498,306	-	7,213,916	-
Shares outstanding	147,841	3,578,734	-	276,280	-
Net asset value and redemption price per share	36.19	25.57	-	26.11	-
Class R5 Shares:
Net assets applicable to shares outstanding	18,187,738	106,426,450	-	11,299,668	3,203,085
Shares outstanding	495,383	3,953,705	-	411,075	146,114
Net asset value and redemption price per share	36.71	26.92	-	27.49	21.92
Class R6 Shares:
Net assets applicable to shares outstanding	71,805,660	369,024,046	-	89,058,550	66,236,380
Shares outstanding	1,950,897	13,773,293	-	3,225,999	3,004,821
Net asset value and redemption price per share	36.81	26.79	-	27.61	22.04

(a)	Cost of foreign currency is $669; $35,197; $1,589; $35,563; $477,321 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  81

Statements of Assets and Liabilities, Continued
March 31, 2024 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 430,582,017	$ 208,958,250	$ 9,485,150,528	$ 84,832,632
Non-controlled affiliated issuers	6,620,772	3,358,509	546,290,398	2,155,656
Investments at value
Non-affiliated issuers	552,816,615	280,612,029	12,259,461,252	97,225,763
Non-controlled affiliated issuers	6,620,772	3,358,509	471,903,999	2,155,656
Cash	-	-	68,127,855	24,812
Foreign currency at value (a)	-	-	27	276
Unrealized appreciation on forward currency contracts	-	-	17,878,565	-
Receivable for investments sold	-	-	51,055,005	-
Receivable for fund shares sold	199,881	83,426	11,007,469	227,583
Dividends receivable	139,254	27,071	25,618,405	70,344
Tax reclaims receivable	-	-	44,978,254	53,833
Principal and interest receivable	-	-	21,840,776	339,229
Prepaid expenses and other assets	57,684	54,216	111,265	25,705
Total Assets	559,834,206	284,135,251	12,971,982,872	100,123,201
Liabilities
Unrealized depreciation on forward currency contracts	-	-	-	67,672
Payable for investments purchased	-	-	29,686,767	-
Payable for fund shares redeemed	479,669	76,851	8,064,361	265,320
Payable to investment advisor and other affiliates	544,850	279,000	10,418,783	35,533
Deferred taxes payable	-	-	1,673,698	30,510
Accounts payable and accrued expenses	311,399	158,137	2,231,599	19,444
Dividends payable	-	-	12,994,102	-
Total Liabilities	1,335,918	513,988	65,069,310	418,479
Commitments and contingencies
Unrealized depreciation on unfunded commmitments	-	-	(780)	-
Net Assets	$ 558,498,288	$ 283,621,263	$ 12,906,912,782	$ 99,704,722
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 482,573,738	$ 329,497,699	$ 10,266,507,231	$ 88,485,014
Distributable earnings (accumulated loss)	75,924,550	(45,876,436)	2,640,405,551	11,219,708
Net Assets	$ 558,498,288	$ 283,621,263	$ 12,906,912,782	$ 99,704,722
82   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2024 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 309,142,373	$ 146,386,790	$ 4,275,016,399	$ 8,737,701
Shares outstanding	4,203,987	4,958,214	171,172,274	688,667
Net asset value and redemption price per share	$ 73.54	$ 29.52	$ 24.97	$ 12.69
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 77.01	$ 30.91	$ 26.15	$ 13.29
Class C Shares:
Net assets applicable to shares outstanding	4,055,436	3,323,049	507,895,477	-
Shares outstanding	65,482	156,349	20,368,245	-
Net asset value and redemption price per share*	61.93	21.25	24.94	-
Class I Shares:
Net assets applicable to shares outstanding	226,591,146	108,647,861	7,800,606,295	90,967,021
Shares outstanding	2,935,436	3,178,533	309,984,096	7,165,962
Net asset value and redemption price per share	77.19	34.18	25.16	12.69
Class R3 Shares:
Net assets applicable to shares outstanding	13,093,539	15,624,837	21,072,035	-
Shares outstanding	179,064	540,312	844,163	-
Net asset value and redemption price per share	73.12	28.92	24.96	-
Class R4 Shares:
Net assets applicable to shares outstanding	2,600,706	895,394	11,985,613	-
Shares outstanding	34,968	30,199	479,452	-
Net asset value and redemption price per share	74.37	29.65	25.00	-
Class R5 Shares:
Net assets applicable to shares outstanding	3,015,088	8,743,332	20,444,773	-
Shares outstanding	39,131	256,234	813,070	-
Net asset value and redemption price per share	77.05	34.12	25.15	-
Class R6 Shares:
Net assets applicable to shares outstanding	-	-	269,892,190	-
Shares outstanding	-	-	10,757,873	-
Net asset value and redemption price per share	-	-	25.09	-

(a)	Cost of foreign currency is $0; $0; $27; $271 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  83

Statements of Operations
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 7,879,786	$ 22,023,839	$ 4,862,136	$ 4,128,480	$ 8,047,565
Non-controlled affiliated issuers	901,368	4,175,751	1,480,917	394,147	277,233
Dividend taxes withheld	(442,563)	(1,607,092)	(366,521)	(303,380)	(1,107,335)
Interest income	629	880	50	2,422	129
Foreign withholding tax claims	206,901	519,952	15,186	164,556	-
Total Income	8,546,121	25,113,330	5,991,768	4,386,225	7,217,592
EXPENSES
Investment management fees	4,500,823	9,607,373	2,773,891	3,669,381	4,429,892
Administration fees	468,437	1,089,403	251,982	378,010	409,560
Distribution and service fees
Class A Shares	371,258	483,456	50,974	112,940	100,688
Class C Shares	172,463	55,712	30,153	40,877	52,535
Class R3 Shares	6,754	285,682	-	11,835	-
Class R4 Shares	6,120	107,742	-	9,238	-
Transfer agent fees
Class A Shares	153,565	235,457	26,940	56,054	67,778
Class C Shares	30,410	8,504	3,159	8,140	11,342
Class I Shares	276,035	548,963	205,547	175,695	369,568
Class R3 Shares	5,764	148,396	-	9,277	-
Class R4 Shares	14,800	129,524	-	20,497	-
Class R5 Shares	23,313	131,321	-	33,488	5,488
Class R6 Shares	4,661	17,007	-	6,859	12,712
Registration and filing fees
Class A Shares	10,383	8,895	8,907	8,148	7,667
Class C Shares	7,717	7,183	8,864	7,249	7,552
Class I Shares	14,245	23,467	16,139	10,465	15,408
Class R3 Shares	7,671	7,370	-	7,449	-
Class R4 Shares	7,671	7,226	-	7,453	-
Class R5 Shares	7,661	7,226	-	7,412	7,769
Class R6 Shares	7,738	8,117	-	7,464	7,769
Custodian fees	88,278	220,125	72,093	81,584	417,267
Professional fees	41,789	118,008	35,226	49,917	36,750
Trustee and officer fees	33,061	77,671	20,217	28,052	32,632
Other expenses	116,340	187,473	67,227	35,787	114,795
Total Expenses	6,376,957	13,521,301	3,571,319	4,783,271	6,107,172
Less:
Expenses reimbursed	(216,524)	(447,480)	(459,006)	(272,942)	(401,151)
Investment management fees waived	(258,599)	(1,548,754)	(391,527)	(42,369)	(658,553)
Net Expenses	5,901,834	11,525,067	2,720,786	4,467,960	5,047,468
Net Investment Income (Loss)	$ 2,644,287	$ 13,588,263	$ 3,270,982	$ (81,735)	$ 2,170,124
84   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuers investments*	$ 20,993,520	$ 64,803,832	$ (4,922,854)	$ 36,746,546	$ (2,086,592)
Forward currency contracts	1,600,892	14,029,708	-	-	-
Foreign currency transactions	(49,170)	(162,778)	(41,718)	(9,769)	(318,588)
Net realized gain (loss)	22,545,242	78,670,762	(4,964,572)	36,736,777	(2,405,180)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	161,689,353	322,197,284	63,498,320	139,374,898	97,686,504
Forward currency contracts	(4,089,824)	(8,997,761)	-	-	-
Foreign currency translations	13,416	166,299	8,403	39,492	(5,837)
Change in net unrealized appreciation (depreciation)	157,612,945	313,365,822	63,506,723	139,414,390	97,680,667
Net Realized and Unrealized Gain (Loss)	180,158,187	392,036,584	58,542,151	176,151,167	95,275,487
Change in Net Assets Resulting from Operations	$ 182,802,474	$ 405,624,847	$ 61,813,133	$ 176,069,432	$ 97,445,611
* Net of foreign capital gain taxes	$ 651,917	$ -	$ -	$ -	$ 2,158,559
** Net of change in deferred taxes	$ (645,405)	$ -	$ -	$ -	$ (3,190,365)
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  85

Statements of Operations, Continued
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 1,847,010	$ 269,014	$ 209,592,236	$ 442,177
Non-controlled affiliated issuers	141,534	90,458	18,106,701	109,489
Dividend taxes withheld	-	-	(12,722,250)	(18,108)
Interest income	-	-	43,222,845	744,894
Foreign withholding tax claims	-	-	-	27,333
Total Income	1,988,544	359,472	258,199,532	1,305,785
EXPENSES
Investment management fees	2,219,207	1,125,410	41,742,214	339,344
Administration fees	223,521	113,165	5,278,244	39,807
Distribution and service fees
Class A Shares	353,550	165,713	5,032,999	9,477
Class C Shares	20,408	17,052	2,454,576	-
Class R3 Shares	31,420	35,198	50,776	-
Class R4 Shares	3,037	1,044	13,674	-
Transfer agent fees
Class A Shares	173,276	98,241	1,257,600	3,907
Class C Shares	12,526	10,972	189,659	-
Class I Shares	79,138	23,689	2,549,782	14,813
Class R3 Shares	16,645	19,486	28,227	-
Class R4 Shares	4,392	1,921	17,235	-
Class R5 Shares	7,325	5,211	36,596	-
Class R6 Shares	-	-	12,526	-
Registration and filing fees
Class A Shares	8,381	7,666	39,354	9,066
Class C Shares	7,562	7,200	21,549	-
Class I Shares	7,712	7,226	80,047	8,970
Class R3 Shares	7,307	7,253	16,883	-
Class R4 Shares	7,375	7,346	16,849	-
Class R5 Shares	7,378	7,236	16,930	-
Class R6 Shares	-	-	16,951	-
Custodian fees	16,995	14,542	405,449	35,364
Professional fees	35,137	28,083	193,092	32,091
Trustee and officer fees	15,907	9,275	384,984	3,093
Other expenses	21,409	20,200	825,807	24,694
Total Expenses	3,279,608	1,733,129	60,682,003	520,626
Less:
Expenses reimbursed	(210,763)	(132,367)	(126,123)	(76,546)
Investment management fees waived	-	-	-	(122,407)
Net Expenses	3,068,845	1,600,762	60,555,880	321,673
Net Investment Income (Loss)	$ (1,080,301)	$ (1,241,290)	$ 197,643,652	$ 984,112
86   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuers investments*	$ 4,218,202	$ (6,253,192)	$ 332,753,929	$ 478,835
Forward currency contracts	-	-	30,954,485	(191,699)
Foreign currency transactions	-	(788)	(67,923)	(4,592)
Net realized gain (loss)	4,218,202	(6,253,980)	363,640,491	282,544
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	96,899,512	57,910,850	1,165,821,436	10,141,942
Non-controlled affiliated issuers	-	-	(12,789,365)	-
Forward currency contracts	-	-	(58,518,581)	149,417
Foreign currency translations	-	-	522,346	(2,988)
Change in net unrealized appreciation (depreciation)	96,899,512	57,910,850	1,095,035,836	10,288,371
Net Realized and Unrealized Gain (Loss)	101,117,714	51,656,870	1,458,676,327	10,570,915
Change in Net Assets Resulting from Operations	$ 100,037,413	$ 50,415,580	$ 1,656,319,979	$ 11,555,027
* Net of foreign capital gain taxes	$ -	$ -	$ -	$ 13,773
** Net of change in deferred taxes	$ -	$ -	$ (947,894)	$ (30,510)
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  87

Statements of Changes in Net Assets

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL EQUITY FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,644,287	$ 22,966,683	$ 13,588,263	$ 45,245,909
Net realized gain (loss)	22,545,242	42,293,182	78,670,762	42,874,938
Net change in unrealized appreciation (depreciation)	157,612,945	121,450,660	313,365,822	445,485,130
Net Increase (Decrease) in Net Assets Resulting from Operations	182,802,474	186,710,525	405,624,847	533,605,977
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(16,081,299)	(9,456,995)	(8,698,557)	(6,396,784)
Class C Shares	(1,610,420)	(1,959,214)	(175,163)	(180,196)
Class I Shares	(36,940,875)	(22,157,893)	(34,545,635)	(27,585,467)
Class R3 Shares	(144,111)	(100,397)	(2,284,889)	(1,851,400)
Class R4 Shares	(268,120)	(189,199)	(1,907,091)	(1,536,366)
Class R5 Shares	(1,026,988)	(660,145)	(2,400,229)	(2,007,059)
Class R6 Shares	(3,542,680)	(2,165,798)	(8,275,441)	(6,118,423)
FUND SHARE TRANSACTIONS
Class A Shares	7,121,000	25,050,330	(18,975,091)	(48,099,827)
Class C Shares	(11,803,316)	(35,106,383)	(3,193,641)	(4,907,521)
Class I Shares	(3,365,918)	94,529,948	(55,886,473)	(150,959,707)
Class R3 Shares	(399,744)	(347,655)	(4,472,679)	(14,278,178)
Class R4 Shares	(231,416)	(381,691)	(3,160,979)	(4,541,851)
Class R5 Shares	(1,402,361)	(642,889)	(9,418,420)	(5,295,441)
Class R6 Shares	6,428,451	2,091,987	28,574,219	(4,922,712)
Net Increase (Decrease) in Net Assets	119,534,677	235,214,531	280,804,778	254,925,045
NET ASSETS
Beginning of Period	1,034,428,963	799,214,432	2,363,728,332	2,108,803,287
End of Period	$ 1,153,963,640	$ 1,034,428,963	$ 2,644,533,110	$ 2,363,728,332

*	Unaudited.
See notes to financial statements.
88   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,270,982	$ 6,931,440	$ (81,735)	$ 3,980,329
Net realized gain (loss)	(4,964,572)	2,557,196	36,736,777	33,111,710
Net change in unrealized appreciation (depreciation)	63,506,723	65,793,514	139,414,390	136,078,025
Net Increase (Decrease) in Net Assets Resulting from Operations	61,813,133	75,282,150	176,069,432	173,170,064
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(441,083)	(110,786)	(205,276)	(255,104)
Class C Shares	(23,443)	-	-	-
Class I Shares	(8,100,820)	(3,365,207)	(3,944,778)	(5,140,255)
Class R3 Shares	-	-	(6,666)	(7,298)
Class R4 Shares	-	-	(16,845)	(24,867)
Class R5 Shares	-	-	(74,501)	(170,516)
Class R6 Shares	-	-	(555,216)	(626,086)
FUND SHARE TRANSACTIONS
Class A Shares	(3,946,889)	1,010,983	(8,334,503)	(14,839,351)
Class C Shares	(518,513)	1,007,401	(2,030,226)	(4,338,314)
Class I Shares	(21,697,155)	102,433,867	(66,294,973)	(228,228,192)
Class R3 Shares	-	-	(317,170)	(570,566)
Class R4 Shares	-	-	(1,356,886)	(800,493)
Class R5 Shares	-	-	(4,123,514)	(12,274,626)
Class R6 Shares	-	-	(84,846)	(6,278,518)
Net Increase (Decrease) in Net Assets	27,085,230	176,258,408	88,724,032	(100,384,122)
NET ASSETS
Beginning of Period	560,094,605	383,836,197	820,304,778	920,688,900
End of Period	$ 587,179,835	$ 560,094,605	$ 909,028,810	$ 820,304,778

*	Unaudited.
See notes to financial statements.
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Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG SMALL/MID CAP CORE FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,170,124	$ 13,014,821	$ (1,080,301)	$ (1,293,541)
Net realized gain (loss)	(2,405,180)	(78,110,701)	4,218,202	(21,084,817)
Net change in unrealized appreciation (depreciation)	97,680,667	141,980,715	96,899,512	73,412,671
Net Increase (Decrease) in Net Assets Resulting from Operations	97,445,611	76,884,835	100,037,413	51,034,313
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,337,723)	(1,251,706)	-	(136,460)
Class C Shares	(66,116)	(41,004)	-	-
Class I Shares	(16,040,523)	(13,972,476)	-	(1,088,874)
Class R3 Shares	-	-	-	(15,650)
Class R4 Shares	-	-	-	(6,736)
Class R5 Shares	(66,847)	(57,870)	-	(29,855)
Class R6 Shares	(1,351,847)	(1,105,768)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	(9,583,233)	(10,748,385)	(22,716,481)	(44,442,447)
Class C Shares	(2,485,017)	(6,854,299)	(1,205,853)	(3,590,500)
Class I Shares	(113,839,778)	(19,576,461)	(10,620,907)	(29,769,151)
Class R3 Shares	-	-	(2,001,468)	(2,018,695)
Class R4 Shares	-	-	(171,253)	(806,342)
Class R5 Shares	(275,218)	593,489	(434,301)	(3,866,821)
Class R6 Shares	107,578	2,710,356	-	-
Net Increase (Decrease) in Net Assets	(47,493,113)	26,580,711	62,887,150	(34,737,218)
NET ASSETS
Beginning of Period	961,241,746	934,661,035	495,611,138	530,348,356
End of Period	$ 913,748,633	$ 961,241,746	$ 558,498,288	$ 495,611,138

*	Unaudited.
See notes to financial statements.
90   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG SMALL/MID CAP GROWTH FUND		THORNBURG INVESTMENT INCOME BUILDER FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (1,241,290)	$ (2,881,209)	$ 197,643,652	$ 568,370,299
Net realized gain (loss)	(6,253,980)	(16,541,247)	363,640,491	17,376,938
Net change in unrealized appreciation (depreciation)	57,910,850	59,027,788	1,095,035,836	1,497,653,372
Net Increase (Decrease) in Net Assets Resulting from Operations	50,415,580	39,605,332	1,656,319,979	2,083,400,609
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	-	(98,191,191)	(198,693,407)
Class C Shares	-	-	(10,142,197)	(25,228,489)
Class I Shares	-	-	(183,972,586)	(340,484,174)
Class R3 Shares	-	-	(457,641)	(1,007,983)
Class R4 Shares	-	-	(251,754)	(558,366)
Class R5 Shares	-	-	(481,504)	(1,414,560)
Class R6 Shares	-	-	(6,111,719)	(9,645,525)
FUND SHARE TRANSACTIONS
Class A Shares	(12,765,820)	(34,425,116)	(67,159,499)	1,283,935
Class C Shares	(1,049,565)	(2,503,123)	(40,429,349)	(165,858,454)
Class I Shares	(20,924,370)	(18,693,030)	185,945,719	742,990,448
Class R3 Shares	(1,087,293)	(2,165,143)	(1,180,110)	(2,989,507)
Class R4 Shares	(128,805)	(407,355)	561,681	(1,677,122)
Class R5 Shares	(699,427)	(2,576,183)	(40,182)	(15,865,894)
Class R6 Shares	-	-	42,989,735	43,901,859
Net Increase (Decrease) in Net Assets	13,760,300	(21,164,618)	1,477,399,382	2,108,153,370
NET ASSETS
Beginning of Period	269,860,963	291,025,581	11,429,513,400	9,321,360,030
End of Period	$ 283,621,263	$ 269,860,963	$ 12,906,912,782	$ 11,429,513,400

*	Unaudited.
See notes to financial statements.
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Statements of Changes in Net Assets, Continued

	THORNBURG SUMMIT FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 984,112	$ 1,912,535
Net realized gain (loss)	282,544	369,559
Net change in unrealized appreciation (depreciation)	10,288,371	5,120,076
Net Increase (Decrease) in Net Assets Resulting from Operations	11,555,027	7,402,170
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(77,881)	(110,469)
Class I Shares	(940,266)	(1,952,484)
FUND SHARE TRANSACTIONS
Class A Shares	1,887,161	5,450,972
Class I Shares	6,433,824	13,513,853
Net Increase (Decrease) in Net Assets	18,857,865	24,304,042
NET ASSETS
Beginning of Period	80,846,857	56,542,815
End of Period	$ 99,704,722	$ 80,846,857

*	Unaudited.
See notes to financial statements.
92   |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements
March 31, 2024 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Equity Fund ("International Equity Fund"), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund"), Thornburg Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), Thornburg Investment Income Builder Fund ("Income Builder Fund"), and Thornburg Summit Fund ("Summit Fund"), collectively the "Funds", are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified,  open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  As of March 31, 2024, the Funds are currently nine of twenty-four separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Global Opportunities Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, real estate risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Equity Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Better World International Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, Environmental, Social and Governance ("ESG") investing risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, real estate risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Growth Fund: The Fund’s investment goal is to seek long-term growth of capital by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Developing World Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Core Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal the Fund to seek some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include cybersecurity and operational risk, equity risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Growth Fund: The Fund’s investment goal is to seek long-term growth of capital by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include cybersecurity and operational risk, equity risk, foreign investment risk, information technology securities risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, real estate risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include commodities-related investment risk, credit risk, cybersecurity and operational risk, derivatives risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, high yield risk, inflation risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, real estate risk, redemption risk, risks affecting specific issuers, short sale risk, small and mid-cap company risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2024, the Funds each currently offer up to seven classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2024, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	X	X	X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Small/Mid Cap Core Fund	X	X	X	X	X	X
Small/Mid Cap Growth Fund	X	X	X	X	X	X
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund	X		X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by
94   |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the six months ended March 31, 2024, the Funds did not enter into repurchase agreements.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Unfunded Loan Commitments: The Income Builder Fund has entered into a loan commitment with Imagefirst Holdings, LLC of which at March 31, 2024, $0 of the $311,940 par commitment had been funded. The maturity date is April 27, 2028.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction
Thornburg Equity Funds Semi-Annual Report  |  95

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2024 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
96  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Over-the-counter options are valued by a third-party pricing service provider.
Forward currency contracts are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Thornburg Equity Funds Semi-Annual Report  |  97

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2024:
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,130,056,471	$ 1,130,056,471	$ —	$ —
Short-Term Investments	25,069,745	25,069,745	—	—
Total Investments in Securities	$ 1,155,126,216	$ 1,155,126,216	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 1,191,413	$ —	$ 1,191,413	$ —
Total Assets	$ 1,156,317,629	$ 1,155,126,216	$ 1,191,413	$ —
INTERNATIONAL EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 2,524,321,549	$ 2,524,321,549	$ —	$ —
Warrant	1	—	—	1
Short-Term Investments	123,451,296	123,451,296	—	—
Total Investments in Securities	$ 2,647,772,846	$ 2,647,772,845	$ —	$ 1(a)
Total Assets	$ 2,647,772,846	$ 2,647,772,845	$ —	$1

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2024 is not presented.

BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 540,728,066	$ 540,728,066	$ —	$ —
Warrant	1	—	—	1
Short-Term Investments	43,774,599	43,774,599	—	—
Total Investments in Securities	$ 584,502,666	$ 584,502,665	$ —	$ 1(a)
Total Assets	$ 584,502,666	$ 584,502,665	$ —	$1

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2024 is not presented.

INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 900,028,598	$ 900,028,598	$ —	$ —
Short-Term Investments	3,897,124	3,897,124	—	—
Total Investments in Securities	$ 903,925,722	$ 903,925,722	$ —	$ —
Total Assets	$ 903,925,722	$ 903,925,722	$ —	$ —
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 883,759,048	$ 883,759,048	$ —	$ —
Preferred Stock	11,277,940	11,277,940	—	—
Short-Term Investments	20,482,950	20,482,950	—	—
Total Investments in Securities	$ 915,519,938	$ 915,519,938	$ —	$ —
Total Assets	$ 915,519,938	$ 915,519,938	$ —	$—
98   |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
SMALL/MID CAP CORE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 552,816,615	$ 552,816,615	$ —	$ —
Short-Term Investments	6,620,772	6,620,772	—	—
Total Investments in Securities	$ 559,437,387	$ 559,437,387	$ —	$ —
Total Assets	$ 559,437,387	$ 559,437,387	$ —	$ —
SMALL/MID CAP GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 280,612,029	$ 280,612,029	$ —	$ —
Short-Term Investments	3,358,509	3,358,509	—	—
Total Investments in Securities	$ 283,970,538	$ 283,970,538	$ —	$ —
Total Assets	$ 283,970,538	$ 283,970,538	$ —	$ —
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 10,960,632,814	$ 10,955,095,032	$ —	$ 5,537,782
Preferred Stock	10,344,000	2,724,000	7,620,000	—
Asset Backed Securities	135,551,150	—	133,198,378	2,352,772
Corporate Bonds	1,025,241,136	—	1,025,241,136	—
Other Government	10,569,360	—	10,569,360	—
Mortgage Backed	224,012,665	—	224,011,715	950
Loan Participations	27,677,767	—	27,677,767	—
Short-Term Investments	337,336,359	337,336,359	—	—
Total Investments in Securities	$ 12,731,365,251	$ 11,295,155,391	$ 1,428,318,356	$ 7,891,504
Other Financial Instruments
Forward Currency Contracts	$ 17,878,565	$ —	$ 17,878,565	$ —
Total Assets	$ 12,749,243,816	$ 11,295,155,391	$ 1,446,196,921	$7,891,504(a)

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2024 is not presented.

SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 53,771,800	$ 53,771,800	$ —	$ —
Asset Backed Securities	4,528,568	—	4,416,531	112,037
Corporate Bonds	15,990,688	—	15,990,688	—
Other Government	1,222,007	—	1,222,007	—
U.S. Treasury Securities	8,083,527	8,083,527	—	—
Mortgage Backed	9,808,369	—	9,808,369	—
Loan Participations	197,978	—	197,978	—
Exchange-Traded Funds	3,622,826	3,622,826	—	—
Short-Term Investments	2,155,656	2,155,656	—	—
Total Investments in Securities	$ 99,381,419	$ 67,633,809	$ 31,635,573	$ 112,037
Total Assets	$ 99,381,419	$ 67,633,809	$ 31,635,573	$ 112,037(a)
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (67,672)	$ —	$ (67,672)	$ —
Total Other Financial Instruments	$ (67,672)	$ —	$ (67,672)	$ —
Total Liabilities	$ (67,672)	$ —	$ (67,672)	$—

Thornburg Equity Funds Semi-Annual Report  |  99

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2024 is not presented.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
GLOBAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, SMALL/MID CAP CORE FUND, SMALL/MID CAP GROWTH FUND, INCOME BUILDER FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		SUMMIT FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.975%	Up to $500 million	0.750%
Next $500 million	0.825	Next $500 million	0.925	Next $500 million	0.700
Next $500 million	0.775	Next $500 million	0.875	Next $500 million	0.650
Next $500 million	0.725	Next $500 million	0.825	Next $500 million	0.625
Over $2 billion	0.675	Over $2 billion	0.775	Over $2 billion	0.600
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2024 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2024 are set forth in the Statement of Operations.
Effective Management Fee
Global Opportunities Fund	0.845%
International Equity Fund	0.776
Better World International Fund	0.969
International Growth Fund	0.854
Developing World Fund	0.952
Small/Mid Cap Core Fund	0.874
Small/Mid Cap Growth Fund	0.875
Income Builder Fund	0.696
Summit Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all applicable Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
100  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2024, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities LLC (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2024, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Global Opportunities Fund	$ 4,904	$ 152
International Equity Fund	755	28
Better World International Fund	689	988
International Growth Fund	514	4
Developing World Fund	353	13
Small/Mid Cap Core Fund	1,335	76
Small/Mid Cap Growth Fund	588	4
Income Builder Fund	144,706	11,958
Summit Fund	1,379	—
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund and Income Builder Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class A and Class I shares of the Summit Fund. For the six months ended March 31, 2024, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2024 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2025 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2024 if, during the period, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	—%	—%	0.99%	1.50%	1.40%	0.99%	0.85%
International Equity Fund	—	—	0.90	1.36	1.16	0.90	0.70
Better World International Fund	—	2.19	0.90	—	—	—	—
International Growth Fund	—	—	0.99	1.50	1.40	0.99	0.89
Developing World Fund	—	2.33	1.04	—	—	1.04	0.94
Small/Mid Cap Core Fund	—	2.34	0.95	1.31	1.21	0.95	—
Small/Mid Cap Growth Fund	—	2.34	0.95	1.46	1.36	0.95	—
Income Builder Fund	—	—	—	1.50	1.40	0.99	0.80
Summit Fund	0.94	—	0.69	—	—	—	—
Thornburg Equity Funds Semi-Annual Report  |  101

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
For the six months ended March 31, 2024, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived certain expenses as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ —	$ —	$ 120,358	$ 12,557	$ 17,275	$ 26,263	$ 40,071	$ 216,524
International Equity Fund	—	—	—	114,348	83,975	80,980	168,177	447,480
Better World International Fund	—	5,924	453,082	—	—	—	—	459,006
International Growth Fund	—	—	145,348	16,196	21,571	40,137	49,690	272,942
Developing World Fund	—	2,960	336,923	—	—	13,052	48,216	401,151
Small/Mid Cap Core Fund	—	4,918	134,467	35,658	12,214	15,355	—	202,612
Small/Mid Cap Growth Fund	—	12,682	64,721	30,905	8,890	15,169	—	132,367
Income Builder Fund	—	—	—	26,191	15,713	36,573	47,646	126,123
Summit Fund	16,292	—	60,254	—	—	—	—	76,546
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ 72,137	$ 8,360	$ 156,660	$ 654	$ 1,190	$ 4,320	$ 15,278	$ 258,599
International Equity Fund	241,881	6,955	907,210	71,465	53,907	63,938	203,398	1,548,754
Better World International Fund	27,862	4,122	359,543	—	—	—	—	391,527
International Growth Fund	4,454	403	32,346	233	364	604	3,965	42,369
Developing World Fund	56,988	7,426	547,275	—	—	2,260	44,604	658,553
Small/Mid Cap Core Fund	—	8,151	—	—	—	—	—	8,151
Summit Fund	10,261	—	112,146	—	—	—	—	122,407
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2024, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Global Opportunities Fund	5.68%
International Equity Fund	1.81
Better World International Fund	7.61
International Growth Fund	4.09
Developing World Fund	3.98
Small/Mid Cap Core Fund	7.41
Small/Mid Cap Growth Fund	8.79
Income Builder Fund	1.70
Summit Fund	45.53
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2024, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
GLOBAL OPPORTUNITIES FUND	Market Value 9/30/23	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/24	Dividend Income
Thornburg Capital Mgmt. Fund	$ 28,657,059	$103,062,525	$ (106,649,839)	$-	$ -	$ 25,069,745	$ 901,368
INTERNATIONAL EQUITY FUND
Thornburg Capital Mgmt. Fund	$204,881,109	$271,961,358	$ (353,391,171)	$-	$ -	$123,451,296	$ 4,175,751
102  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
BETTER WORLD INTERNATIONAL FUND	Market Value 9/30/23	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/24	Dividend Income
Thornburg Capital Mgmt. Fund	$ 60,081,518	$105,307,334	$ (121,614,253)	$-	$ -	$ 43,774,599	$ 1,480,917
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 25,575,164	$120,952,618	$ (142,630,658)	$-	$ -	$ 3,897,124	$ 394,147
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 31,140,363	$162,567,841	$ (173,225,254)	$-	$ -	$ 20,482,950	$ 277,233
SMALL/MID CAP CORE FUND
Thornburg Capital Mgmt. Fund	$ 2,222,573	$ 72,121,988	$ (67,723,789)	$-	$ -	$ 6,620,772	$ 141,534
SMALL/MID CAP GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 3,331,787	$ 37,206,601	$ (37,179,879)	$-	$ -	$ 3,358,509	$ 90,458
INCOME BUILDER FUND
Chimera Investment Corp	$ 81,045,985	$ -	$ -	$-	$(12,617,049)	$ 68,428,936	$ 1,632,795
Malamute Energy, Inc.	12,439	-	-	-	-	12,439	-
SLR Investment Corp	66,298,581	-	-	-	(172,316)	66,126,265	3,532,478
Thornburg Capital Mgmt. Fund	616,523,198	839,484,874	(1,118,671,713)	-	-	337,336,359	12,941,428
Total	$763,880,203	$839,484,874	$(1,118,671,713)	$-	$(12,789,365)	$471,903,999	$18,106,701
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 4,641,593	$ 20,727,094	$ (23,213,031)	$-	$ -	$ 2,155,656	$ 109,489
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2024, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
Thornburg Equity Funds Semi-Annual Report  |  103

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
At March 31, 2024, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Opportunities Fund	$ 730,344,276	$ 451,701,575	$ (26,919,635)	$ 424,781,940
International Equity Fund	2,059,862,303	657,900,770	(69,990,227)	587,910,543
Better World International Fund	529,646,326	85,241,630	(30,385,290)	54,856,340
International Growth Fund	590,230,572	323,425,681	(9,730,531)	313,695,150
Developing World Fund	726,715,534	233,161,327	(44,356,923)	188,804,404
Small/Mid Cap Core Fund	437,202,789	144,200,593	(21,965,995)	122,234,598
Small/Mid Cap Growth Fund	212,316,759	74,482,101	(2,828,322)	71,653,779
Income Builder Fund	10,031,440,926	3,365,053,596	(665,129,271)	2,699,924,325
Summit Fund	86,988,288	14,415,137	(2,022,006)	12,393,131
At March 31, 2024, the Funds had deferred tax basis late-year ordinary investment losses occurring subsequent to October 31, 2022 through September 30, 2023 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2024.
Deferred Tax Basis
Late-Year Ordinary Losses
Small/Mid Cap Core Fund	$ 1,302,272
Small/Mid Cap Growth Fund	2,132,450
At March 31, 2024, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Better World International Fund	$ 48,636,367	$ —
International Growth Fund	8,719,523	—
Developing World Fund	157,418,334	36,615,339
Small/Mid Cap Core Fund	7,744,956	38,130,248
Small/Mid Cap Growth Fund	40,215,296	65,451,819
Income Builder Fund	250,083,277	—
Summit Fund	1,049,460	—
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France and Sweden, the French and Swedish tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding.  These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”.  Reducing the “Foreign withholding tax claim” payments for the calculation of Net Investment Income/Loss in the Statement of Operations are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax Reclaim Collection Fees” and are excluded from the expense limitation agreement; therefore, certain net expenses are above the contractual limit.  For U.S. income tax purposes, tax reclaims paid by France and Sweden and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2024, exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders.  These IRS fees are estimated through the six months ended March 31, 2024 and are reflected as “IRS Compliance Fees” in the Statements of Operations.
104  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2024, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	572,225	$ 18,957,546	1,973,169	$ 62,289,387
Shares issued to shareholders in reinvestment of dividends	474,492	15,180,833	286,501	8,832,745
Shares repurchased	(815,102)	(27,017,379)	(1,435,099)	(46,071,802)
Net increase (decrease)	231,615	$ 7,121,000	824,571	$ 25,050,330
Class C Shares
Shares sold	24,067	$ 759,871	70,051	$ 2,092,029
Shares issued to shareholders in reinvestment of dividends	52,823	1,582,206	66,415	1,933,568
Shares repurchased	(450,939)	(14,145,393)	(1,282,660)	(39,131,980)
Net increase (decrease)	(374,049)	$ (11,803,316)	(1,146,194)	$ (35,106,383)
Class I Shares
Shares sold	1,774,683	$ 59,006,658	6,841,982	$ 213,696,940
Shares issued to shareholders in reinvestment of dividends	1,077,890	34,707,454	667,251	20,667,164
Shares repurchased	(2,921,033)	(97,080,030)	(4,395,367)	(139,834,156)
Net increase (decrease)	(68,460)	$ (3,365,918)	3,113,866	$ 94,529,948
Class R3 Shares
Shares sold	2,683	$ 87,223	10,289	$ 322,839
Shares issued to shareholders in reinvestment of dividends	4,569	144,105	3,300	100,393
Shares repurchased	(18,884)	(631,072)	(24,277)	(770,887)
Net increase (decrease)	(11,632)	$ (399,744)	(10,688)	$ (347,655)
Class R4 Shares
Shares sold	23,541	$ 783,781	31,219	$ 985,890
Shares issued to shareholders in reinvestment of dividends	6,692	212,163	4,888	149,433
Shares repurchased	(37,627)	(1,227,360)	(47,011)	(1,517,014)
Net increase (decrease)	(7,394)	$ (231,416)	(10,904)	$ (381,691)
Class R5 Shares
Shares sold	62,279	$ 2,070,430	165,294	$ 5,364,183
Shares issued to shareholders in reinvestment of dividends	26,661	859,773	18,221	565,110
Shares repurchased	(128,759)	(4,332,564)	(203,337)	(6,572,182)
Net increase (decrease)	(39,819)	$ (1,402,361)	(19,822)	$ (642,889)
Thornburg Equity Funds Semi-Annual Report  |  105

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	140,931	$ 4,712,757	79,117	$ 2,576,009
Shares issued to shareholders in reinvestment of dividends	103,441	3,343,892	65,982	2,052,294
Shares repurchased	(47,984)	(1,628,198)	(78,043)	(2,536,316)
Net increase (decrease)	196,388	$ 6,428,451	67,056	$ 2,091,987
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	573,475	$ 13,605,767	958,627	$ 21,441,973
Shares issued to shareholders in reinvestment of dividends	332,206	7,864,729	272,209	5,792,603
Shares repurchased	(1,682,786)	(40,445,587)	(3,414,315)	(75,334,403)
Net increase (decrease)	(777,105)	$ (18,975,091)	(2,183,479)	$ (48,099,827)
Class C Shares
Shares sold	36,647	$ 764,572	38,922	$ 720,919
Shares issued to shareholders in reinvestment of dividends	8,282	167,683	9,319	170,731
Shares repurchased	(203,594)	(4,125,896)	(301,230)	(5,799,171)
Net increase (decrease)	(158,665)	$ (3,193,641)	(252,989)	$ (4,907,521)
Class I Shares
Shares sold	3,515,440	$ 86,938,699	7,966,745	$ 184,784,897
Shares issued to shareholders in reinvestment of dividends	1,295,190	31,956,670	1,155,316	25,578,700
Shares repurchased	(7,011,094)	(174,781,842)	(15,936,850)	(361,323,304)
Net increase (decrease)	(2,200,464)	$ (55,886,473)	(6,814,789)	$ (150,959,707)
Class R3 Shares
Shares sold	405,645	$ 9,692,954	767,878	$ 17,159,971
Shares issued to shareholders in reinvestment of dividends	96,113	2,271,486	86,320	1,835,166
Shares repurchased	(693,659)	(16,437,119)	(1,487,151)	(33,273,315)
Net increase (decrease)	(191,901)	$ (4,472,679)	(632,953)	$ (14,278,178)
Class R4 Shares
Shares sold	291,453	$ 6,880,475	1,086,901	$ 23,264,851
Shares issued to shareholders in reinvestment of dividends	66,517	1,557,309	60,137	1,265,884
Shares repurchased	(491,242)	(11,598,763)	(1,308,585)	(29,072,586)
Net increase (decrease)	(133,272)	$ (3,160,979)	(161,547)	$ (4,541,851)
Class R5 Shares
Shares sold	454,231	$ 11,292,168	910,913	$ 21,417,736
Shares issued to shareholders in reinvestment of dividends	96,280	2,372,344	87,952	1,945,490
Shares repurchased	(926,777)	(23,082,932)	(1,230,400)	(28,658,667)
Net increase (decrease)	(376,266)	$ (9,418,420)	(231,535)	$ (5,295,441)
106  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	1,685,550	$ 42,202,784	2,065,947	$ 47,957,012
Shares issued to shareholders in reinvestment of dividends	298,157	7,313,121	243,087	5,347,922
Shares repurchased	(847,135)	(20,941,686)	(2,559,868)	(58,227,646)
Net increase (decrease)	1,136,572	$ 28,574,219	(250,834)	$ (4,922,712)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	168,980	$ 2,798,147	670,874	$ 10,677,311
Shares issued to shareholders in reinvestment of dividends	26,486	440,725	7,172	109,299
Shares repurchased	(429,473)	(7,185,761)	(609,070)	(9,775,627)
Net increase (decrease)	(234,007)	$ (3,946,889)	68,976	$ 1,010,983
Class C Shares
Shares sold	18,912	$ 308,684	125,030	$ 1,989,268
Shares issued to shareholders in reinvestment of dividends	1,448	23,443	-	-
Shares repurchased	(53,225)	(850,640)	(63,960)	(981,867)
Net increase (decrease)	(32,865)	$ (518,513)	61,070	$ 1,007,401
Class I Shares
Shares sold	4,644,468	$ 79,598,203	13,217,836	$ 219,934,154
Shares issued to shareholders in reinvestment of dividends	459,512	7,866,834	207,000	3,245,758
Shares repurchased	(6,309,933)	(109,162,192)	(7,435,794)	(120,746,045)
Net increase (decrease)	(1,205,953)	$ (21,697,155)	5,989,042	$ 102,433,867
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	323,412	$ 7,749,527	578,109	$ 12,679,011
Shares issued to shareholders in reinvestment of dividends	8,080	192,231	11,150	232,369
Shares repurchased	(692,183)	(16,276,261)	(1,288,447)	(27,750,731)
Net increase (decrease)	(360,691)	$ (8,334,503)	(699,188)	$ (14,839,351)
Class C Shares
Shares sold	3,512	$ 74,589	8,990	$ 174,379
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(101,809)	(2,104,815)	(233,053)	(4,512,693)
Net increase (decrease)	(98,297)	$ (2,030,226)	(224,063)	$ (4,338,314)
Class I Shares
Shares sold	1,135,462	$ 27,894,278	3,789,292	$ 84,031,408
Shares issued to shareholders in reinvestment of dividends	149,145	3,680,897	221,806	4,795,444
Shares repurchased	(3,958,666)	(97,870,148)	(14,293,232)	(317,055,044)
Net increase (decrease)	(2,674,059)	$ (66,294,973)	(10,282,134)	$ (228,228,192)
Thornburg Equity Funds Semi-Annual Report  |  107

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	13,146	$ 307,941	38,644	$ 837,250
Shares issued to shareholders in reinvestment of dividends	282	6,584	351	7,201
Shares repurchased	(27,330)	(631,695)	(68,867)	(1,415,017)
Net increase (decrease)	(13,902)	$ (317,170)	(29,872)	$ (570,566)
Class R4 Shares
Shares sold	23,750	$ 557,381	53,972	$ 1,179,309
Shares issued to shareholders in reinvestment of dividends	307	7,228	545	11,257
Shares repurchased	(79,127)	(1,921,495)	(92,569)	(1,991,059)
Net increase (decrease)	(55,070)	$ (1,356,886)	(38,052)	$ (800,493)
Class R5 Shares
Shares sold	42,044	$ 1,064,641	140,396	$ 3,239,664
Shares issued to shareholders in reinvestment of dividends	2,995	74,150	7,816	169,448
Shares repurchased	(210,077)	(5,262,305)	(688,032)	(15,683,738)
Net increase (decrease)	(165,038)	$ (4,123,514)	(539,820)	$ (12,274,626)
Class R6 Shares
Shares sold	70,395	$ 1,771,179	184,989	$ 4,241,064
Shares issued to shareholders in reinvestment of dividends	19,758	491,183	25,612	557,839
Shares repurchased	(93,011)	(2,347,208)	(477,558)	(11,077,421)
Net increase (decrease)	(2,858)	$ (84,846)	(266,957)	$ (6,278,518)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	503,099	$ 10,144,758	831,891	$ 16,932,746
Shares issued to shareholders in reinvestment of dividends	63,772	1,288,201	60,652	1,196,665
Shares repurchased	(1,041,660)	(21,016,192)	(1,423,791)	(28,877,796)
Net increase (decrease)	(474,789)	$ (9,583,233)	(531,248)	$ (10,748,385)
Class C Shares
Shares sold	30,302	$ 580,127	46,605	$ 859,875
Shares issued to shareholders in reinvestment of dividends	3,471	66,087	2,206	40,950
Shares repurchased	(165,367)	(3,131,231)	(409,111)	(7,755,124)
Net increase (decrease)	(131,594)	$ (2,485,017)	(360,300)	$ (6,854,299)
Class I Shares
Shares sold	3,621,169	$ 75,057,766	13,630,885	$ 284,495,601
Shares issued to shareholders in reinvestment of dividends	762,019	15,758,554	680,314	13,735,542
Shares repurchased	(9,820,646)	(204,656,098)	(15,447,650)	(317,807,604)
Net increase (decrease)	(5,437,458)	$ (113,839,778)	(1,136,451)	$ (19,576,461)
108  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	12,118	$ 251,274	64,298	$ 1,260,653
Shares issued to shareholders in reinvestment of dividends	3,239	66,745	2,871	57,789
Shares repurchased	(28,405)	(593,237)	(35,359)	(724,953)
Net increase (decrease)	(13,048)	$ (275,218)	31,810	$ 593,489
Class R6 Shares
Shares sold	223,206	$ 4,703,911	402,990	$ 8,389,832
Shares issued to shareholders in reinvestment of dividends	59,957	1,241,706	50,092	1,013,358
Shares repurchased	(275,998)	(5,838,039)	(322,162)	(6,692,834)
Net increase (decrease)	7,165	$ 107,578	130,920	$ 2,710,356
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	35,769	$ 2,342,208	80,057	$ 4,815,941
Shares issued to shareholders in reinvestment of dividends	-	-	2,209	130,588
Shares repurchased	(388,661)	(25,058,689)	(823,989)	(49,388,976)
Net increase (decrease)	(352,892)	$ (22,716,481)	(741,723)	$ (44,442,447)
Class C Shares
Shares sold	1,376	$ 77,083	3,207	$ 164,823
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(23,894)	(1,282,936)	(73,298)	(3,755,323)
Net increase (decrease)	(22,518)	$ (1,205,853)	(70,091)	$ (3,590,500)
Class I Shares
Shares sold	59,819	$ 4,094,558	101,666	$ 6,454,179
Shares issued to shareholders in reinvestment of dividends	-	-	16,489	1,017,848
Shares repurchased	(219,850)	(14,715,465)	(595,212)	(37,241,178)
Net increase (decrease)	(160,031)	$ (10,620,907)	(477,057)	$ (29,769,151)
Class R3 Shares
Shares sold	7,946	$ 503,246	25,100	$ 1,501,124
Shares issued to shareholders in reinvestment of dividends	-	-	266	15,650
Shares repurchased	(38,453)	(2,504,714)	(59,406)	(3,535,469)
Net increase (decrease)	(30,507)	$ (2,001,468)	(34,040)	$ (2,018,695)
Class R4 Shares
Shares sold	1,886	$ 124,005	5,518	$ 336,921
Shares issued to shareholders in reinvestment of dividends	-	-	107	6,387
Shares repurchased	(4,230)	(295,258)	(18,697)	(1,149,650)
Net increase (decrease)	(2,344)	$ (171,253)	(13,072)	$ (806,342)
Thornburg Equity Funds Semi-Annual Report  |  109

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	3,015	$ 200,528	9,468	$ 593,423
Shares issued to shareholders in reinvestment of dividends	-	-	484	29,855
Shares repurchased	(9,534)	(634,829)	(69,751)	(4,490,099)
Net increase (decrease)	(6,519)	$ (434,301)	(59,799)	$ (3,866,821)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	92,677	$ 2,422,062	195,052	$ 4,608,839
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(598,357)	(15,187,882)	(1,697,313)	(39,033,955)
Net increase (decrease)	(505,680)	$ (12,765,820)	(1,502,261)	$ (34,425,116)
Class C Shares
Shares sold	5,483	$ 98,329	5,569	$ 94,146
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(62,296)	(1,147,894)	(154,543)	(2,597,269)
Net increase (decrease)	(56,813)	$ (1,049,565)	(148,974)	$ (2,503,123)
Class I Shares
Shares sold	60,269	$ 1,851,886	134,409	$ 3,559,163
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(835,604)	(22,776,256)	(842,729)	(22,252,193)
Net increase (decrease)	(775,335)	$ (20,924,370)	(708,320)	$ (18,693,030)
Class R3 Shares
Shares sold	24,657	$ 619,094	67,079	$ 1,543,065
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(67,422)	(1,706,387)	(164,259)	(3,708,208)
Net increase (decrease)	(42,765)	$ (1,087,293)	(97,180)	$ (2,165,143)
Class R4 Shares
Shares sold	883	$ 22,652	4,685	$ 107,643
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(6,015)	(151,457)	(21,567)	(514,998)
Net increase (decrease)	(5,132)	$ (128,805)	(16,882)	$ (407,355)
Class R5 Shares
Shares sold	21,469	$ 613,179	63,782	$ 1,783,353
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(45,725)	(1,312,606)	(163,354)	(4,359,536)
Net increase (decrease)	(24,256)	$ (699,427)	(99,572)	$ (2,576,183)
110  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,868,474	$ 136,997,350	17,596,421	$ 385,599,031
Shares issued to shareholders in reinvestment of dividends	3,902,253	94,311,327	8,296,992	183,332,988
Shares repurchased	(12,715,714)	(298,468,176)	(25,830,307)	(567,648,084)
Net increase (decrease)	(2,944,987)	$ (67,159,499)	63,106	$ 1,283,935
Class C Shares
Shares sold	1,595,445	$ 37,312,123	2,870,931	$ 63,315,846
Shares issued to shareholders in reinvestment of dividends	419,020	10,107,080	1,113,980	24,504,174
Shares repurchased	(3,774,735)	(87,848,552)	(11,575,054)	(253,678,474)
Net increase (decrease)	(1,760,270)	$ (40,429,349)	(7,590,143)	$ (165,858,454)
Class I Shares
Shares sold	28,178,104	$ 662,032,078	64,411,465	$ 1,435,919,240
Shares issued to shareholders in reinvestment of dividends	7,234,917	176,224,911	14,007,229	312,275,940
Shares repurchased	(27,607,050)	(652,311,270)	(45,547,584)	(1,005,204,732)
Net increase (decrease)	7,805,971	$ 185,945,719	32,871,110	$ 742,990,448
Class R3 Shares
Shares sold	34,608	$ 811,132	73,395	$ 1,622,458
Shares issued to shareholders in reinvestment of dividends	19,248	464,864	44,819	988,379
Shares repurchased	(105,519)	(2,456,106)	(255,363)	(5,600,344)
Net increase (decrease)	(51,663)	$ (1,180,110)	(137,149)	$ (2,989,507)
Class R4 Shares
Shares sold	42,918	$ 986,061	59,372	$ 1,302,050
Shares issued to shareholders in reinvestment of dividends	9,343	226,048	21,972	485,428
Shares repurchased	(28,292)	(650,428)	(155,126)	(3,464,600)
Net increase (decrease)	23,969	$ 561,681	(73,782)	$ (1,677,122)
Class R5 Shares
Shares sold	92,892	$ 2,195,684	172,160	$ 3,781,989
Shares issued to shareholders in reinvestment of dividends	19,238	468,216	50,269	1,114,795
Shares repurchased	(114,021)	(2,704,082)	(922,962)	(20,762,678)
Net increase (decrease)	(1,891)	$ (40,182)	(700,533)	$ (15,865,894)
Class R6 Shares
Shares sold	2,032,668	$ 47,210,410	1,979,752	$ 43,778,848
Shares issued to shareholders in reinvestment of dividends	241,320	5,866,032	397,853	8,855,951
Shares repurchased	(428,761)	(10,086,707)	(393,241)	(8,732,940)
Net increase (decrease)	1,845,227	$ 42,989,735	1,984,364	$ 43,901,859
Thornburg Equity Funds Semi-Annual Report  |  111

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	321,342	$ 3,776,396	579,948	$ 6,585,955
Shares issued to shareholders in reinvestment of dividends	6,328	77,880	9,556	110,469
Shares repurchased	(168,200)	(1,967,115)	(109,451)	(1,245,452)
Net increase (decrease)	159,470	$ 1,887,161	480,053	$ 5,450,972
Class I Shares
Shares sold	729,771	$ 8,639,970	1,638,376	$ 18,606,705
Shares issued to shareholders in reinvestment of dividends	68,766	844,484	153,205	1,755,389
Shares repurchased	(257,156)	(3,050,630)	(601,699)	(6,848,241)
Net increase (decrease)	541,381	$ 6,433,824	1,189,882	$ 13,513,853
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2024, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Global Opportunities Fund	$ 50,918,352	$ 106,991,596
International Equity Fund	433,989,479	432,941,440
Better World International Fund	158,708,958	176,871,086
International Growth Fund	173,633,976	242,996,720
Developing World Fund	476,103,778	603,742,527
Small/Mid Cap Core Fund	100,991,440	141,402,786
Small/Mid Cap Growth Fund	48,635,703	87,327,262
Income Builder Fund	1,737,961,022	1,468,074,435
Summit Fund	35,913,624	25,415,818
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2024, certain Funds’ principal exposures to derivative financial instruments of the type addressed by ASC 815 were investments in forward currency contracts, except for Summit Fund, which also had exposure to options during the period.
Forward Currency Contracts:  During the six months ended March 31, 2024, some of the Funds entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Forward currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss.
112  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
The monthly average values of open forward currency contracts for the six months ended March 31, 2024 were as follows:
	Forward currency purchase	Forward currency sell
Global Opportunities Fund	$ —	$ 146,611,453
International Equity Fund	38,388,385	165,174,819
Income Builder Fund	1,010,877	2,082,626,671
Summit Fund	4,064,009	—
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”) and with Morgan Stanley & Co. Inc. ("MSC") were entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. Outstanding forward currency contracts, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB, the ISDA Master Agreement with MSC, and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net their respective outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
Option Contracts: Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset.  When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
During the six months ended March 31, 2024, no Fund engaged in over-the-counter ("OTC") option trades.
Options written by a Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange-traded purchased options have minimal counterparty credit risk to a Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
During the six months ended March 31, 2024, no Fund engaged in written options or exchanged-traded purchased options.
Thornburg Equity Funds Semi-Annual Report  |  113

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2024 is disclosed in the following table:
	Type of Derivative(a)	Principal Risk	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Global Opportunities Fund	Forward currency contracts	Foreign currency risk	SSB	$ 662,339	$ —	$ 662,339
	Forward currency contracts	Foreign currency risk	BBH	529,074	—	529,074
				$ 1,191,413	$ —	$ 1,191,413
Income Builder Fund	Forward currency contracts	Foreign currency risk	SSB	10,570,673	—	10,570,673
	Forward currency contracts	Foreign currency risk	BBH	7,307,892	—	7,307,892
				$ 17,878,565	$ —	$ 17,878,565
Summit Fund	Forward currency contracts	Foreign currency risk	SSB	—	(10,243)	(10,243)
	Forward currency contracts	Foreign currency risk	MSC	—	(57,429)	(57,429)
				$ —	$ (67,672)	$ (67,672)

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with their forward currency contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2024 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts and written options are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts and options are expected to vary over time.
The net realized gain (loss) from forward currency contracts  and net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the six months ended March 31, 2024 are disclosed in the following table:
			Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Principal Risk	Gain (Loss)	Appreciation (Depreciation)
Global Opportunities Fund	Forward currency contracts	Foreign currency risk	$ 1,600,892	$ (4,089,824)
International Equity Fund	Forward currency contracts	Foreign currency risk	14,029,708	(8,997,761)
Income Builder Fund	Forward currency contracts	Foreign currency risk	30,954,485	(58,518,581)
Summit Fund	Forward currency contracts	Foreign currency risk	(191,699)	149,417

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
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Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2024 (d)	$ 32.63	0.05	5.64	5.69	(0.63)	(1.20)	—	(1.83)	$ 36.49
2023	$ 27.76	0.67	5.35	6.02	(0.36)	(0.79)	—	(1.15)	$ 32.63
2022	$ 39.32	0.28	(6.80)	(6.52)	(0.49)	(4.55)	—	(5.04)	$ 27.76
2021	$ 31.69	0.53	9.40	9.93	— (g)	(2.30)	—	(2.30)	$ 39.32
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$ 31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$ 27.56
CLASS C SHARES
2024 (d)	$ 30.82	(0.09)	5.34	5.25	(0.21)	(1.20)	—	(1.41)	$ 34.66
2023	$ 26.21	0.40	5.06	5.46	(0.06)	(0.79)	—	(0.85)	$ 30.82
2022	$ 37.36	— (h)	(6.41)	(6.41)	(0.19)	(4.55)	—	(4.74)	$ 26.21
2021	$ 30.44	0.22	9.00	9.22	—	(2.30)	—	(2.30)	$ 37.36
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$ 30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$ 26.55
CLASS I SHARES
2024 (d)	$ 32.82	0.10	5.66	5.76	(0.73)	(1.20)	—	(1.93)	$ 36.65
2023	$ 27.91	0.78	5.37	6.15	(0.45)	(0.79)	—	(1.24)	$ 32.82
2022	$ 39.49	0.39	(6.83)	(6.44)	(0.59)	(4.55)	—	(5.14)	$ 27.91
2021	$ 31.81	0.64	9.43	10.07	(0.09)	(2.30)	—	(2.39)	$ 39.49
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$ 27.67
CLASS R3 SHARES
2024 (d)	$ 32.20	0.02	5.57	5.59	(0.55)	(1.20)	—	(1.75)	$ 36.04
2023	$ 27.37	0.61	5.28	5.89	(0.27)	(0.79)	—	(1.06)	$ 32.20
2022	$ 38.81	0.20	(6.69)	(6.49)	(0.40)	(4.55)	—	(4.95)	$ 27.37
2021	$ 31.38	0.42	9.31	9.73	—	(2.30)	—	(2.30)	$ 38.81
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$ 31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$ 27.28
CLASS R4 SHARES
2024 (d)	$ 32.36	0.03	5.59	5.62	(0.59)	(1.20)	—	(1.79)	$ 36.19
2023	$ 27.53	0.64	5.30	5.94	(0.32)	(0.79)	—	(1.11)	$ 32.36
2022	$ 39.01	0.24	(6.73)	(6.49)	(0.44)	(4.55)	—	(4.99)	$ 27.53
2021	$ 31.50	0.49	9.32	9.81	—	(2.30)	—	(2.30)	$ 39.01
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$ 31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$ 27.32
CLASS R5 SHARES
2024 (d)	$ 32.87	0.10	5.67	5.77	(0.73)	(1.20)	—	(1.93)	$ 36.71
2023	$ 27.95	0.79	5.37	6.16	(0.45)	(0.79)	—	(1.24)	$ 32.87
2022	$ 39.53	0.38	(6.83)	(6.45)	(0.58)	(4.55)	—	(5.13)	$ 27.95
2021	$ 31.84	0.61	9.47	10.08	(0.09)	(2.30)	—	(2.39)	$ 39.53
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$ 27.70
CLASS R6 SHARES
2024 (d)	$ 32.97	0.13	5.69	5.82	(0.78)	(1.20)	—	(1.98)	$ 36.81
2023	$ 28.03	0.82	5.40	6.22	(0.49)	(0.79)	—	(1.28)	$ 32.97
2022	$ 39.64	0.44	(6.86)	(6.42)	(0.64)	(4.55)	—	(5.19)	$ 28.03
2021	$ 31.93	0.70	9.44	10.14	(0.13)	(2.30)	—	(2.43)	$ 39.64
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$ 31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$ 27.77

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
2024	0.27%	(0.59)%	0.58%	0.06%	0.17%	0.57%	0.72%
2023	2.07%	1.28%	2.38%	1.91%	1.97%	2.41%	2.52%
2022	0.79%	(0.04)%	1.10%	0.56%	0.67%	1.08%	1.24%
2021	1.36%	0.57%	1.64%	1.10%	1.27%	1.60%	1.80%

(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
See notes to financial statements.
116  |   Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2024 (d)	0.31 (e)	1.30 (e)	1.35 (e)	18.28 (f)	4.91	$ 326,363
2023	2.09	1.29	1.33	21.93	17.07	$ 284,351
2022	0.83	1.29	1.35	(19.31)	26.92	$ 218,968
2021	1.42	1.27	1.31	32.82	25.48	$ 277,126
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
CLASS C SHARES
2024 (d)	(0.55) (e)	2.16 (e)	2.21 (e)	17.77	4.91	$ 31,924
2023	1.31	2.09	2.13	20.99	17.07	$ 39,916
2022	— (h)	2.06	2.11	(19.94)	26.92	$ 63,994
2021	0.63	2.04	2.08	31.77	25.48	$ 112,420
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
CLASS I SHARES
2024 (d)	0.61 (e)	0.99 (e)	1.08 (e)	18.45	4.91	$ 697,662
2023	2.41	0.99	1.06	22.32	17.07	$ 626,942
2022	1.14	0.99	1.06	(19.06)	26.92	$ 446,228
2021	1.69	0.99	1.06	33.17	25.48	$ 605,581
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
CLASS R3 SHARES
2024 (d)	0.10 (e)	1.50 (e)	2.48 (e)	18.21	4.91	$ 2,670
2023	1.94	1.50	2.43	21.76	17.07	$ 2,761
2022	0.61	1.50	2.40	(19.47)	26.92	$ 2,639
2021	1.15	1.50	2.07	32.48	25.48	$ 3,776
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
CLASS R4 SHARES
2024 (d)	0.20 (e)	1.40 (e)	2.15 (e)	18.21	4.91	$ 5,351
2023	2.00	1.40	2.10	21.82	17.07	$ 5,023
2022	0.72	1.40	2.09	(19.37)	26.92	$ 4,573
2021	1.32	1.40	1.83	32.62	25.48	$ 6,177
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
CLASS R5 SHARES
2024 (d)	0.61 (e)	0.99 (e)	1.33 (e)	18.45	4.91	$ 18,188
2023	2.43	0.99	1.20	22.32	17.07	$ 17,592
2022	1.12	0.99	1.38	(19.06)	26.92	$ 15,512
2021	1.64	0.99	1.36	33.18	25.48	$ 20,673
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
CLASS R6 SHARES
2024 (d)	0.76 (e)	0.85 (e)	1.03 (e)	18.55	4.91	$ 71,806
2023	2.54	0.85	1.02	22.50	17.07	$ 57,844
2022	1.28	0.85	1.03	(18.95)	26.92	$ 47,300
2021	1.85	0.85	1.00	33.32	25.48	$ 57,072
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699

(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 18.31%.
(g)	Dividends From Net Investment Income was less than 0.01.
(h)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
Thornburg Equity Funds Semi-Annual Report  |  117

Financial Highlights
International Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2024 (e)	$ 22.51	0.10	3.79	3.89	(0.44)	(0.10)	—	(0.54)	$ 25.86
2023	$ 18.19	0.38	4.30	4.68	(0.36)	—	—	(0.36)	$ 22.51
2022	$ 28.75	0.29	(7.15)	(6.86)	(0.27)	(3.43)	—	(3.70)	$ 18.19
2021	$ 24.78	0.31	4.49	4.80	(0.06)	(0.77)	—	(0.83)	$ 28.75
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$ 24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$ 22.91
CLASS C SHARES
2024 (e)	$ 19.24	(0.01)	3.24	3.23	(0.21)	(0.10)	—	(0.31)	$ 22.16
2023	$ 15.61	0.15	3.69	3.84	(0.21)	—	—	(0.21)	$ 19.24
2022	$ 25.20	0.11	(6.13)	(6.02)	(0.14)	(3.43)	—	(3.57)	$ 15.61
2021	$ 21.91	0.06	4.00	4.06	—	(0.77)	—	(0.77)	$ 25.20
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$ 21.91
2019	$ 20.01	— (h)	0.32	0.32	—	—	—	—	$ 20.33
CLASS I SHARES
2024 (e)	$ 23.46	0.14	3.94	4.08	(0.49)	(0.10)	—	(0.59)	$ 26.95
2023	$ 18.98	0.44	4.48	4.92	(0.44)	—	—	(0.44)	$ 23.46
2022	$ 29.88	0.41	(7.47)	(7.06)	(0.41)	(3.43)	—	(3.84)	$ 18.98
2021	$ 25.70	0.39	4.68	5.07	(0.12)	(0.77)	—	(0.89)	$ 29.88
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$ 25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$ 23.69
CLASS R3 SHARES
2024 (e)	$ 22.44	0.08	3.78	3.86	(0.38)	(0.10)	—	(0.48)	$ 25.82
2023	$ 18.17	0.32	4.29	4.61	(0.34)	—	—	(0.34)	$ 22.44
2022	$ 28.75	0.27	(7.16)	(6.89)	(0.26)	(3.43)	—	(3.69)	$ 18.17
2021	$ 24.77	0.23	4.52	4.75	—	(0.77)	—	(0.77)	$ 28.75
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$ 24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$ 22.89
CLASS R4 SHARES
2024 (e)	$ 22.25	0.10	3.75	3.85	(0.43)	(0.10)	—	(0.53)	$ 25.57
2023	$ 18.03	0.36	4.25	4.61	(0.39)	—	—	(0.39)	$ 22.25
2022	$ 28.56	0.32	(7.10)	(6.78)	(0.32)	(3.43)	—	(3.75)	$ 18.03
2021	$ 24.60	0.28	4.49	4.77	(0.04)	(0.77)	—	(0.81)	$ 28.56
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$ 24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$ 22.74
CLASS R5 SHARES
2024 (e)	$ 23.43	0.14	3.94	4.08	(0.49)	(0.10)	—	(0.59)	$ 26.92
2023	$ 18.96	0.44	4.47	4.91	(0.44)	—	—	(0.44)	$ 23.43
2022	$ 29.84	0.39	(7.44)	(7.05)	(0.40)	(3.43)	—	(3.83)	$ 18.96
2021	$ 25.66	0.38	4.67	5.05	(0.10)	(0.77)	—	(0.87)	$ 29.84
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$ 25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$ 23.67
CLASS R6 SHARES
2024 (e)	$ 23.34	0.17	3.92	4.09	(0.54)	(0.10)	—	(0.64)	$ 26.79
2023	$ 18.89	0.48	4.46	4.94	(0.49)	—	—	(0.49)	$ 23.34
2022	$ 29.75	0.45	(7.43)	(6.98)	(0.45)	(3.43)	—	(3.88)	$ 18.89
2021	$ 25.59	0.44	4.65	5.09	(0.16)	(0.77)	—	(0.93)	$ 29.75
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$ 25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$ 23.61

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
2024	0.82%	-0.14%	1.12%	0.63%	0.82%	1.07%	1.31%
2023	1.77%	0.87%	1.99%	1.51%	1.72%	1.98%	2.18%
2022	1.20%	0.52%	1.61%	1.11%	1.32%	1.53%	1.80%
2021	0.99%	0.16%	1.23%	0.71%	0.90%	1.18%	1.40%

(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.25%; Class C, 1.96%; Class I, 0.94%; Class R3, 1.45%; Class R4, 1.25%; Class R5, 0.99%; Class R6, 0.79%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
See notes to financial statements.
118  |   Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2024 (e)	0.86 (f)	1.16 (f)	1.29 (f)	17.45 (g)	18.70	$ 406,163
2023	1.68	1.10	1.23	25.83	43.13	$ 371,073
2022	1.25	1.30	1.38	(27.88)	48.88	$ 339,638
2021	1.07	1.58	1.58	19.66	42.85	$ 543,262
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
CLASS C SHARES
2024 (e)	(0.09) (f)	2.07 (f)	2.19 (f)	16.94	18.70	$ 10,722
2023	0.77	1.98	2.12	24.70	43.13	$ 12,360
2022	0.56	1.96	2.05	(28.38)	48.88	$ 13,978
2021	0.24	2.26	2.26	18.83	42.85	$ 27,189
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
CLASS I SHARES
2024 (e)	1.16 (f)	0.87 (f)	0.99 (f)	17.69	18.70	$ 1,538,794
2023	1.90	0.88	1.01	26.09 (i)	43.13	$ 1,390,996
2022	1.66	0.90	1.00	(27.64)	48.88	$ 1,254,672
2021	1.32	1.24	1.24	20.05	42.85	$ 2,000,723
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
CLASS R3 SHARES
2024 (e)	0.67 (f)	1.36 (f)	1.69 (f)	17.39	18.70	$ 121,906
2023	1.42	1.36	1.71	25.47	43.13	$ 110,275
2022	1.16	1.40	1.70	(27.97)	48.88	$ 100,783
2021	0.80	1.75	1.91	19.46	42.85	$ 157,724
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
CLASS R4 SHARES
2024 (e)	0.87 (f)	1.16 (f)	1.48 (f)	17.51	18.70	$ 91,498
2023	1.62	1.16	1.48	25.68	43.13	$ 82,599
2022	1.37	1.19	1.50	(27.81)	48.88	$ 69,822
2021	0.99	1.55	1.70	19.69	42.85	$ 104,735
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
CLASS R5 SHARES
2024 (e)	1.12 (f)	0.90 (f)	1.18 (f)	17.64	18.70	$ 106,426
2023	1.90	0.90	1.23	26.03	43.13	$ 101,451
2022	1.57	0.94	1.28	(27.60)	48.88	$ 86,468
2021	1.26	1.29	1.46	19.97	42.85	$ 160,007
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
CLASS R6 SHARES
2024 (e)	1.35 (f)	0.70 (f)	0.93 (f)	17.77	18.70	$ 369,024
2023	2.09	0.70	0.94	26.29	43.13	$ 294,974
2022	1.85	0.73	0.92	(27.47)	48.88	$ 243,442
2021	1.49	1.09	1.18	20.21	42.85	$ 331,621
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441

(g)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 17.49%.
(h)	Net investment income (loss) was less than $(0.01) per share.
(i)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 26.15%.
+	Based on weighted average shares outstanding.
Thornburg Equity Funds Semi-Annual Report  |  119

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2024 (d)	$ 16.10	0.06	1.71	1.77	(0.18)	—	—	(0.18)	$ 17.69
2023	$ 13.48	0.14	2.52	2.66	(0.04)	—	—	(0.04)	$ 16.10
2022	$ 21.46	0.06	(5.18)	(5.12)	—	(2.86)	—	(2.86)	$ 13.48
2021	$ 15.66	0.01	5.79	5.80	—	—	—	—	$ 21.46
2020	$ 12.85	— (f)	2.90	2.90	(0.09)	—	—	(0.09)	$ 15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$ 12.85
CLASS C SHARES
2024 (d)	$ 15.59	(0.01)	1.66	1.65	(0.06)	—	—	(0.06)	$ 17.18
2023	$ 13.11	0.02	2.46	2.48	—	—	—	—	$ 15.59
2022	$ 21.08	(0.07)	(5.04)	(5.11)	—	(2.86)	—	(2.86)	$ 13.11
2021	$ 15.51	(0.15)	5.72	5.57	—	—	—	—	$ 21.08
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$ 15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$ 12.72
CLASS I SHARES
2024 (d)	$ 16.64	0.10	1.76	1.86	(0.27)	—	—	(0.27)	$ 18.23
2023	$ 13.93	0.24	2.61	2.85	(0.14)	—	—	(0.14)	$ 16.64
2022	$ 22.03	0.15	(5.34)	(5.19)	(0.05)	(2.86)	—	(2.91)	$ 13.93
2021	$ 16.06	0.11	5.93	6.04	(0.07)	—	—	(0.07)	$ 22.03
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$ 16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$ 13.16

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class C	Class I
2024	0.66%	(0.09)%	1.19%
2023	0.85%	0.12%	1.42%
2022	0.32%	(0.43)%	0.88%
2021	0.04%	(0.78)%	0.51%

(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2024 (d)	0.67 (e)	1.41 (e)	1.55 (e)	11.04	30.73	$ 40,444
2023	0.87	1.46	1.60	19.79	80.23	$ 40,587
2022	0.34	1.47	1.58	(27.93)	140.89	$ 33,050
2021	0.05	1.57	1.57	37.04	119.96	$ 40,287
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
CLASS C SHARES
2024 (d)	(0.09) (e)	2.19 (e)	2.52 (e)	10.63	30.73	$ 6,239
2023	0.14	2.19	2.82	18.92	80.23	$ 6,177
2022	(0.42)	2.24	2.50	(28.44)	140.89	$ 4,391
2021	(0.77)	2.38	2.85	35.91	119.96	$ 5,597
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
CLASS I SHARES
2024 (d)	1.19 (e)	0.90 (e)	1.21 (e)	11.28	30.73	$ 540,497
2023	1.44	0.90	1.26	20.49	80.23	$ 513,331
2022	0.89	0.96	1.25	(27.54)	140.89	$ 346,395
2021	0.53	1.09	1.21	37.72	119.96	$ 302,026
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
Thornburg Equity Funds Semi-Annual Report  |  121

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2024 (e)	$ 21.59	(0.04)	4.87	4.83	(0.05)	—	—	(0.05)	$ 26.37
2023	$ 18.22	0.02	3.41	3.43	(0.06)	—	—	(0.06)	$ 21.59
2022	$ 30.27	0.03	(10.09)	(10.06)	—	(1.99)	—	(1.99)	$ 18.22
2021	$ 28.37	(0.09)	2.37	2.28	—	(0.38)	—	(0.38)	$ 30.27
2020	$ 21.46	(0.08)	7.10	7.02	— (g)	(0.11)	—	(0.11)	$ 28.37
2019	$ 23.78	— (h)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$ 21.46
CLASS C SHARES
2024 (e)	$ 19.22	(0.14)	4.34	4.20	—	—	—	—	$ 23.42
2023	$ 16.33	(0.16)	3.05	2.89	—	—	—	—	$ 19.22
2022	$ 27.55	(0.17)	(9.06)	(9.23)	—	(1.99)	—	(1.99)	$ 16.33
2021	$ 26.06	(0.31)	2.18	1.87	—	(0.38)	—	(0.38)	$ 27.55
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$ 26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$ 19.87
CLASS I SHARES
2024 (e)	$ 22.46	— (h)	5.09	5.09	(0.15)	—	—	(0.15)	$ 27.40
2023	$ 18.97	0.11	3.53	3.64	(0.15)	—	—	(0.15)	$ 22.46
2022	$ 31.32	0.12	(10.48)	(10.36)	—	(1.99)	—	(1.99)	$ 18.97
2021	$ 29.27	(0.01)	2.44	2.43	—	(0.38)	—	(0.38)	$ 31.32
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$ 29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$ 22.13
CLASS R3 SHARES
2024 (e)	$ 21.21	(0.06)	4.80	4.74	(0.03)	—	—	(0.03)	$ 25.92
2023	$ 17.90	(0.01)	3.35	3.34	(0.03)	—	—	(0.03)	$ 21.21
2022	$ 29.80	— (h)	(9.91)	(9.91)	—	(1.99)	—	(1.99)	$ 17.90
2021	$ 28.01	(0.16)	2.33	2.17	—	(0.38)	—	(0.38)	$ 29.80
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$ 28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$ 21.23
CLASS R4 SHARES
2024 (e)	$ 21.38	(0.05)	4.83	4.78	(0.05)	—	—	(0.05)	$ 26.11
2023	$ 18.06	0.02	3.37	3.39	(0.07)	—	—	(0.07)	$ 21.38
2022	$ 30.02	0.03	(10.00)	(9.97)	—	(1.99)	—	(1.99)	$ 18.06
2021	$ 28.18	(0.13)	2.35	2.22	—	(0.38)	—	(0.38)	$ 30.02
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$ 28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$ 21.34
CLASS R5 SHARES
2024 (e)	$ 22.53	— (h)	5.09	5.09	(0.13)	—	—	(0.13)	$ 27.49
2023	$ 19.03	0.11	3.55	3.66	(0.16)	—	—	(0.16)	$ 22.53
2022	$ 31.41	0.12	(10.51)	(10.39)	—	(1.99)	—	(1.99)	$ 19.03
2021	$ 29.35	(0.01)	2.45	2.44	—	(0.38)	—	(0.38)	$ 31.41
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$ 29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$ 22.19
CLASS R6 SHARES
2024 (e)	$ 22.65	0.02	5.11	5.13	(0.17)	—	—	(0.17)	$ 27.61
2023	$ 19.13	0.14	3.56	3.70	(0.18)	—	—	(0.18)	$ 22.65
2022	$ 31.54	0.15	(10.57)	(10.42)	—	(1.99)	—	(1.99)	$ 19.13
2021	$ 29.44	0.02	2.46	2.48	—	(0.38)	—	(0.38)	$ 31.54
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$ 29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$ 22.26

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
2024	(0.38)%	(1.39)%	(0.01)%	(0.51)%	(0.43)%	(0.05)%	0.11%
2023	0.08%	(0.83)%	0.45%	(0.05)%	0.05%	0.48%	0.58%
2022	0.08%	(0.83)%	0.42%	(0.06)%	0.07%	0.44%	0.56%
2021	(0.37)%	(1.18)%	(0.10)%	(0.60)%	(0.51)%	(0.11)%	(0.02)%
See notes to financial statements.
122  |   Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2024 (e)	(0.35) (f)	1.37 (f)	1.38 (f)	22.42	20.66	$ 96,746
2023	0.10	1.37	1.38	18.82	37.24	$ 86,983
2022	0.13	1.36	1.36	(35.72)	63.54	$ 86,145
2021	(0.29)	1.27	1.27	8.07	34.41	$ 154,613
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
CLASS C SHARES
2024 (e)	(1.36) (f)	2.35 (f)	2.36 (f)	21.85	20.66	$ 8,142
2023	(0.81)	2.27	2.28	17.70	37.24	$ 8,572
2022	(0.78)	2.22	2.23	(36.27)	63.54	$ 10,939
2021	(1.10)	2.07	2.07	7.21	34.41	$ 27,864
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
CLASS I SHARES
2024 (e)	0.03 (f)	0.99 (f)	1.04 (f)	22.67 (i)	20.66	$ 691,419
2023	0.47	0.99	1.06	19.23	37.24	$ 627,050
2022	0.47	0.99	1.06	(35.47)	63.54	$ 724,495
2021	(0.02)	1.00	1.00	8.34	34.41	$ 1,584,102
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
CLASS R3 SHARES
2024 (e)	(0.47) (f)	1.50 (f)	2.19 (f)	22.38	20.66	$ 5,149
2023	(0.03)	1.50	2.25	18.69	37.24	$ 4,508
2022	(0.01)	1.50	2.29	(35.79)	63.54	$ 4,340
2021	(0.52)	1.51	1.89	7.78	34.41	$ 7,643
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
CLASS R4 SHARES
2024 (e)	(0.39) (f)	1.40 (f)	1.99 (f)	22.40	20.66	$ 7,214
2023	0.08	1.40	2.01	18.78	37.24	$ 7,083
2022	0.12	1.40	2.00	(35.72)	63.54	$ 6,670
2021	(0.42)	1.41	1.63	7.91	34.41	$ 9,903
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
CLASS R5 SHARES
2024 (e)	(0.02) (f)	0.99 (f)	1.65 (f)	22.67	20.66	$ 11,300
2023	0.50	0.99	1.38	19.25	37.24	$ 12,979
2022	0.49	0.99	1.45	(35.46)	63.54	$ 21,233
2021	(0.02)	1.00	1.27	8.35	34.41	$ 36,396
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
CLASS R6 SHARES
2024 (e)	0.15 (f)	0.89 (f)	1.02 (f)	22.74	20.66	$ 89,059
2023	0.60	0.89	1.02	19.38	37.24	$ 73,130
2022	0.61	0.89	1.01	(35.41)	63.54	$ 66,867
2021	0.06	0.90	0.96	8.46	34.41	$ 107,884
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923

(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.26%; Class C, 2.07%; Class I, 0.99%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.89%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	Dividends from net investment income per share were less than $(0.01).
(h)	Net investment income (loss) was less than $0.01 per share.
(i)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 22.72%.
+	Based on weighted average shares outstanding.
Thornburg Equity Funds Semi-Annual Report  |  123

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2024 (e)	$ 19.68	0.01	2.12	2.13	(0.34)	—	—	(0.34)	$ 21.47
2023	$ 18.43	0.18	1.34	1.52	(0.27)	—	—	(0.27)	$ 19.68
2022	$ 27.58	0.39	(9.54)	(9.15)	—	—	—	—	$ 18.43
2021	$ 22.92	— (h)	4.66	4.66	—	—	—	—	$ 27.58
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$ 22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$ 20.43
CLASS C SHARES
2024 (e)	$ 18.40	(0.07)	1.97	1.90	(0.12)	—	—	(0.12)	$ 20.18
2023	$ 17.18	0.01	1.26	1.27	(0.05)	—	—	(0.05)	$ 18.40
2022	$ 25.93	0.14	(8.89)	(8.75)	—	—	—	—	$ 17.18
2021	$ 21.71	(0.21)	4.43	4.22	—	—	—	—	$ 25.93
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$ 21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$ 19.35
CLASS I SHARES
2024 (e)	$ 20.21	0.05	2.17	2.22	(0.43)	—	—	(0.43)	$ 22.00
2023	$ 18.93	0.27	1.37	1.64	(0.36)	—	—	(0.36)	$ 20.21
2022	$ 28.22	0.50	(9.79)	(9.29)	—	—	—	—	$ 18.93
2021	$ 23.40	0.10	4.76	4.86	(0.04)	—	—	(0.04)	$ 28.22
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$ 23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$ 20.86
CLASS R5 SHARES
2024 (e)	$ 20.15	0.05	2.15	2.20	(0.43)	—	—	(0.43)	$ 21.92
2023	$ 18.87	0.27	1.37	1.64	(0.36)	—	—	(0.36)	$ 20.15
2022	$ 28.12	0.48	(9.73)	(9.25)	—	—	—	—	$ 18.87
2021	$ 23.33	0.10	4.73	4.83	(0.04)	—	—	(0.04)	$ 28.12
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$ 23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$ 20.79
CLASS R6 SHARES
2024 (e)	$ 20.26	0.07	2.16	2.23	(0.45)	—	—	(0.45)	$ 22.04
2023	$ 18.98	0.29	1.37	1.66	(0.38)	—	—	(0.38)	$ 20.26
2022	$ 28.26	0.52	(9.80)	(9.28)	—	—	—	—	$ 18.98
2021	$ 23.43	0.12	4.78	4.90	(0.07)	—	—	(0.07)	$ 28.26
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$ 23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$ 20.88

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class C	Class I	Class R5	Class R6
2022	1.63%	0.61%	2.06%	1.94%	2.14%
2021	(0.02)%	(0.82)%	0.33%	0.34%	0.42%

(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.43%; Class C, 2.19%; Class I, 1.09%; Class R5, 1.09%; Class R6, 0.99%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 10.91%.
(h)	Net investment income (loss) was less than $0.01 per share.
(i)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 12.47% for 2020 and 19.44% for 2021.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2024 (e)	0.09 (f)	1.46 (f)	1.61 (f)	10.86 (g)	52.20	$ 80,755
2023	0.87	1.45	1.60	8.24	37.64	$ 83,389
2022	1.63	1.44	1.54	(33.18)	68.24	$ 87,897
2021	(0.01)	1.43	1.43	20.33	61.50	$ 131,471
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
CLASS C SHARES
2024 (e)	(0.79) (f)	2.33 (f)	2.53 (f)	10.37	52.20	$ 10,092
2023	0.04	2.27	2.42	7.36	37.64	$ 11,621
2022	0.62	2.26	2.36	(33.74)	68.24	$ 17,044
2021	(0.81)	2.19	2.19	19.49 (i)	61.50	$ 40,933
2020	(0.64)	2.20	2.23	12.42 (i)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
CLASS I SHARES
2024 (e)	0.51 (f)	1.04 (f)	1.27 (f)	11.14	52.20	$ 753,463
2023	1.31	1.04	1.28	8.66	37.64	$ 802,285
2022	2.07	1.06	1.23	(32.92)	68.24	$ 772,911
2021	0.34	1.09	1.15	20.78	61.50	$ 925,280
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
CLASS R5 SHARES
2024 (e)	0.51 (f)	1.04 (f)	2.00 (f)	11.07	52.20	$ 3,203
2023	1.31	1.04	2.05	8.69	37.64	$ 3,206
2022	1.94	1.06	2.15	(32.89)	68.24	$ 2,403
2021	0.35	1.09	1.70	20.72	61.50	$ 4,157
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
CLASS R6 SHARES
2024 (e)	0.63 (f)	0.94 (f)	1.23 (f)	11.17	52.20	$ 66,236
2023	1.40	0.94	1.24	8.75	37.64	$ 60,741
2022	2.14	0.96	1.20	(32.84)	68.24	$ 54,406
2021	0.43	0.99	1.11	20.90	61.50	$ 78,006
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
Thornburg Equity Funds Semi-Annual Report  |  125

Financial Highlights
Small/Mid Cap Core Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2024 (d)	$ 60.68	(0.19)	13.05	12.86	—	—	—	—	$ 73.54
2023	$ 55.35	(0.24)	5.60	5.36	(0.03)	—	—	(0.03)	$ 60.68
2022	$ 97.60	(0.27)	(15.33)	(15.60)	(0.30)	(26.35)	—	(26.65)	$ 55.35
2021	$ 74.81	(0.05)	22.84	22.79	—	—	—	—	$ 97.60
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$ 74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$ 71.81
CLASS C SHARES
2024 (d)	$ 51.36	(0.42)	10.99	10.57	—	—	—	—	$ 61.93
2023	$ 47.29	(0.70)	4.77	4.07	—	—	—	—	$ 51.36
2022	$ 87.40	(0.81)	(12.95)	(13.76)	—	(26.35)	—	(26.35)	$ 47.29
2021	$ 67.54	(0.71)	20.57	19.86	—	—	—	—	$ 87.40
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$ 67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$ 65.19
CLASS I SHARES
2024 (d)	$ 63.56	(0.06)	13.69	13.63	—	—	—	—	$ 77.19
2023	$ 58.01	0.01	5.86	5.87	(0.32)	—	—	(0.32)	$ 63.56
2022	$ 100.99	0.01	(16.09)	(16.08)	(0.55)	(26.35)	—	(26.90)	$ 58.01
2021	$ 77.16	0.25	23.58	23.83	—	—	—	—	$ 100.99
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$ 74.04
CLASS R3 SHARES
2024 (d)	$ 60.32	(0.17)	12.97	12.80	—	—	—	—	$ 73.12
2023	$ 55.03	(0.21)	5.57	5.36	(0.07)	—	—	(0.07)	$ 60.32
2022	$ 97.10	(0.25)	(15.21)	(15.46)	(0.26)	(26.35)	—	(26.61)	$ 55.03
2021	$ 74.46	(0.08)	22.72	22.64	—	—	—	—	$ 97.10
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$ 74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$ 71.44
CLASS R4 SHARES
2024 (d)	$ 61.32	(0.14)	13.19	13.05	—	—	—	—	$ 74.37
2023	$ 55.96	(0.15)	5.65	5.50	(0.14)	—	—	(0.14)	$ 61.32
2022	$ 98.30	(0.16)	(15.50)	(15.66)	(0.33)	(26.35)	—	(26.68)	$ 55.96
2021	$ 75.30	0.01	22.99	23.00	—	—	—	—	$ 98.30
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$ 75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$ 72.25
CLASS R5 SHARES
2024 (d)	$ 63.45	(0.06)	13.66	13.60	—	—	—	—	$ 77.05
2023	$ 57.90	0.02	5.84	5.86	(0.31)	—	—	(0.31)	$ 63.45
2022	$ 100.84	— (g)	(16.04)	(16.04)	(0.55)	(26.35)	—	(26.90)	$ 57.90
2021	$ 77.05	0.26	23.53	23.79	—	—	—	—	$ 100.84
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$ 73.93

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5
2021	(0.15)%	(0.95)%	0.17%	(0.17)%	0.18%	0.18%

(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
(g)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Core Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2024 (d)	(0.59) (e)	1.38 (e)	1.38 (e)	21.19	19.95	$ 309,142
2023	(0.40)	1.36	1.36	9.68	37.54	$ 276,512
2022	(0.38)	1.31	1.37	(23.16)	46.19	$ 293,290
2021	(0.06)	1.18	1.33	30.46	135.80 (f)	$ 454,488
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
CLASS C SHARES
2024 (d)	(1.56) (e)	2.34 (e)	2.98 (e)	20.58	19.95	$ 4,055
2023	(1.36)	2.34	2.59	8.61	37.54	$ 4,520
2022	(1.31)	2.22	2.34	(23.86)	46.19	$ 7,476
2021	(0.86)	2.00	2.15	29.40	135.80 (f)	$ 17,364
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
CLASS I SHARES
2024 (d)	(0.17) (e)	0.95 (e)	1.08 (e)	21.44	19.95	$ 226,591
2023	0.01	0.95	1.08	10.13	37.54	$ 196,754
2022	0.02	0.91	1.09	(22.84)	46.19	$ 207,251
2021	0.26	0.86	1.08	30.88	135.80 (f)	$ 332,235
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
CLASS R3 SHARES
2024 (d)	(0.53) (e)	1.31 (e)	1.88 (e)	21.22	19.95	$ 13,094
2023	(0.34)	1.31	1.93	9.74	37.54	$ 12,641
2022	(0.35)	1.27	1.87	(23.11)	46.19	$ 13,406
2021	(0.08)	1.22	1.81	30.41	135.80 (f)	$ 23,594
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
CLASS R4 SHARES
2024 (d)	(0.43) (e)	1.21 (e)	2.22 (e)	21.28	19.95	$ 2,601
2023	(0.24)	1.21	2.30	9.83	37.54	$ 2,288
2022	(0.23)	1.17	2.04	(23.03)	46.19	$ 2,819
2021	0.01	1.12	1.78	30.54	135.80 (f)	$ 4,386
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
CLASS R5 SHARES
2024 (d)	(0.17) (e)	0.95 (e)	2.03 (e)	21.43	19.95	$ 3,015
2023	0.03	0.95	1.75	10.13	37.54	$ 2,896
2022	— (g)	0.90	1.64	(22.83)	46.19	$ 6,106
2021	0.27	0.86	1.48	30.88	135.80 (f)	$ 14,710
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
Thornburg Equity Funds Semi-Annual Report  |  127

Financial Highlights
Small/Mid Cap Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 24.28	(0.15)	5.39	5.24	—	—	—	—	$ 29.52
2023	$ 21.17	(0.28)	3.39	3.11	—	—	—	—	$ 24.28
2022	$ 51.77	(0.35)	(12.37)	(12.72)	—	(17.88)	—	(17.88)	$ 21.17
2021	$ 48.17	(0.51)	7.33	6.82	—	(3.22)	—	(3.22)	$ 51.77
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$ 48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$ 39.37
CLASS C SHARES
2024 (c)	$ 17.56	(0.19)	3.88	3.69	—	—	—	—	$ 21.25
2023	$ 15.45	(0.36)	2.47	2.11	—	—	—	—	$ 17.56
2022	$ 42.67	(0.48)	(8.86)	(9.34)	—	(17.88)	—	(17.88)	$ 15.45
2021	$ 40.53	(0.75)	6.11	5.36	—	(3.22)	—	(3.22)	$ 42.67
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$ 40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$ 33.91
CLASS I SHARES
2024 (c)	$ 28.04	(0.10)	6.24	6.14	—	—	—	—	$ 34.18
2023	$ 24.34	(0.20)	3.90	3.70	—	—	—	—	$ 28.04
2022	$ 56.75	(0.26)	(14.27)	(14.53)	—	(17.88)	—	(17.88)	$ 24.34
2021	$ 52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$ 56.75
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$ 52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$ 42.35
CLASS R3 SHARES
2024 (c)	$ 23.78	(0.15)	5.29	5.14	—	—	—	—	$ 28.92
2023	$ 20.75	(0.28)	3.31	3.03	—	—	—	—	$ 23.78
2022	$ 51.09	(0.36)	(12.10)	(12.46)	—	(17.88)	—	(17.88)	$ 20.75
2021	$ 47.67	(0.60)	7.24	6.64	—	(3.22)	—	(3.22)	$ 51.09
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$ 47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$ 39.05
CLASS R4 SHARES
2024 (c)	$ 24.37	(0.14)	5.42	5.28	—	—	—	—	$ 29.65
2023	$ 21.24	(0.27)	3.40	3.13	—	—	—	—	$ 24.37
2022	$ 51.86	(0.34)	(12.40)	(12.74)	—	(17.88)	—	(17.88)	$ 21.24
2021	$ 48.30	(0.55)	7.33	6.78	—	(3.22)	—	(3.22)	$ 51.86
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$ 48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$ 39.49
CLASS R5 SHARES
2024 (c)	$ 27.99	(0.10)	6.23	6.13	—	—	—	—	$ 34.12
2023	$ 24.30	(0.20)	3.89	3.69	—	—	—	—	$ 27.99
2022	$ 56.68	(0.26)	(14.24)	(14.50)	—	(17.88)	—	(17.88)	$ 24.30
2021	$ 52.30	(0.38)	7.98	7.60	—	(3.22)	—	(3.22)	$ 56.68
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$ 52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$ 42.31

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	(1.15) (d)	1.43 (d)	1.43 (d)	21.58	19.01	$ 146,387
2023	(1.20)	1.42	1.42	14.69	45.46	$ 132,659
2022	(1.20)	1.33	1.40	(38.84)	57.56	$ 147,493
2021	(0.99)	1.16	1.31	14.69	161.43 (e)	$ 340,545
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
CLASS C SHARES
2024 (c)	(2.06) (d)	2.34 (d)	3.08 (d)	21.01	19.01	$ 3,323
2023	(2.12)	2.34	2.72	13.66	45.46	$ 3,743
2022	(2.09)	2.21	2.40	(39.39)	57.56	$ 5,596
2021	(1.76)	1.94	2.09	13.80	161.43 (e)	$ 23,433
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
CLASS I SHARES
2024 (c)	(0.67) (d)	0.95 (d)	1.08 (d)	21.90	19.01	$ 108,648
2023	(0.73)	0.95	1.09	15.20	45.46	$ 110,878
2022	(0.76)	0.90	1.10	(38.54)	57.56	$ 113,478
2021	(0.67)	0.84	1.04	15.04	161.43 (e)	$ 274,357
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
CLASS R3 SHARES
2024 (c)	(1.18) (d)	1.46 (d)	1.90 (d)	21.61	19.01	$ 15,625
2023	(1.24)	1.46	1.93	14.60	45.46	$ 13,868
2022	(1.27)	1.41	1.92	(38.84)	57.56	$ 14,115
2021	(1.17)	1.35	1.79	14.45	161.43 (e)	$ 26,881
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
CLASS R4 SHARES
2024 (c)	(1.08) (d)	1.36 (d)	3.49 (d)	21.67	19.01	$ 895
2023	(1.14)	1.36	3.29	14.74	45.46	$ 861
2022	(1.18)	1.31	2.97	(38.79)	57.56	$ 1,109
2021	(1.07)	1.25	2.17	14.56	161.43 (e)	$ 2,076
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
CLASS R5 SHARES
2024 (c)	(0.67) (d)	0.95 (d)	1.34 (d)	21.90	19.01	$ 8,743
2023	(0.73)	0.95	1.55	15.19	45.46	$ 7,852
2022	(0.77)	0.90	1.52	(38.53)	57.56	$ 9,235
2021	(0.67)	0.84	1.31	15.04	161.43 (e)	$ 22,945
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
Thornburg Equity Funds Semi-Annual Report  |  129

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2024 (e)	$ 22.33	0.37	2.84	3.21	(0.57)	—	—	(0.57)	$ 24.97
2023	$ 19.22	1.11	3.14	4.25	(1.14)	—	—	(1.14)	$ 22.33
2022	$ 22.96	1.18	(3.75)	(2.57)	(1.17)	—	—	(1.17)	$ 19.22
2021	$ 18.70	1.19	4.19	5.38	(1.12)	—	—	(1.12)	$ 22.96
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$ 18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$ 21.72
CLASS C SHARES
2024 (e)	$ 22.30	0.28	2.84	3.12	(0.48)	—	—	(0.48)	$ 24.94
2023	$ 19.19	0.94	3.15	4.09	(0.98)	—	—	(0.98)	$ 22.30
2022	$ 22.93	0.98	(3.72)	(2.74)	(1.00)	—	—	(1.00)	$ 19.19
2021	$ 18.68	1.00	4.19	5.19	(0.94)	—	—	(0.94)	$ 22.93
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$ 18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$ 21.69
CLASS I SHARES
2024 (e)	$ 22.50	0.40	2.86	3.26	(0.60)	—	—	(0.60)	$ 25.16
2023	$ 19.36	1.19	3.15	4.34	(1.20)	—	—	(1.20)	$ 22.50
2022	$ 23.13	1.25	(3.78)	(2.53)	(1.24)	—	—	(1.24)	$ 19.36
2021	$ 18.84	1.25	4.22	5.47	(1.18)	—	—	(1.18)	$ 23.13
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$ 18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$ 21.88
CLASS R3 SHARES
2024 (e)	$ 22.32	0.33	2.84	3.17	(0.53)	—	—	(0.53)	$ 24.96
2023	$ 19.21	1.02	3.15	4.17	(1.06)	—	—	(1.06)	$ 22.32
2022	$ 22.95	1.09	(3.74)	(2.65)	(1.09)	—	—	(1.09)	$ 19.21
2021	$ 18.70	1.10	4.18	5.28	(1.03)	—	—	(1.03)	$ 22.95
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$ 18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$ 21.71
CLASS R4 SHARES
2024 (e)	$ 22.35	0.34	2.85	3.19	(0.54)	—	—	(0.54)	$ 25.00
2023	$ 19.24	1.06	3.13	4.19	(1.08)	—	—	(1.08)	$ 22.35
2022	$ 22.98	1.12	(3.75)	(2.63)	(1.11)	—	—	(1.11)	$ 19.24
2021	$ 18.72	1.12	4.20	5.32	(1.06)	—	—	(1.06)	$ 22.98
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$ 18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$ 21.74
CLASS R5 SHARES
2024 (e)	$ 22.48	0.39	2.87	3.26	(0.59)	—	—	(0.59)	$ 25.15
2023	$ 19.35	1.09	3.22	4.31	(1.18)	—	—	(1.18)	$ 22.48
2022	$ 23.11	1.21	(3.76)	(2.55)	(1.21)	—	—	(1.21)	$ 19.35
2021	$ 18.83	1.22	4.21	5.43	(1.15)	—	—	(1.15)	$ 23.11
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$ 18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$ 21.86
CLASS R6 SHARES
2024 (e)	$ 22.43	0.41	2.86	3.27	(0.61)	—	—	(0.61)	$ 25.09
2023	$ 19.30	1.21	3.13	4.34	(1.21)	—	—	(1.21)	$ 22.43
2022	$ 23.06	1.27	(3.78)	(2.51)	(1.25)	—	—	(1.25)	$ 19.30
2021	$ 18.78	1.27	4.20	5.47	(1.19)	—	—	(1.19)	$ 23.06
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$ 18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$ 21.81

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
2023	5.05%	4.25%	5.34%	4.63%	4.81%	4.88%	5.45%
2022	4.71%	3.83%	4.96%	4.32%	4.44%	4.79%	5.14%
2021	5.07%	4.25%	5.28%	4.68%	4.77%	5.18%	5.40%

(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.13%; Class C, 1.90%; Class I, 0.89%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.80%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
See notes to financial statements.
130  |   Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2024 (e)	3.18 (f)	1.13 (f)	1.13 (f)	14.51 (g)	12.77	$ 4,275,016
2023	5.07	1.13	1.13	22.29	26.28	$ 3,888,316
2022	5.14	1.14	1.14	(11.81)	25.31	$ 3,344,513
2021	5.32	1.26	1.26	28.90	18.99	$ 3,876,333
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
CLASS C SHARES
2024 (e)	2.39 (f)	1.90 (f)	1.90 (f)	14.08	12.77	$ 507,895
2023	4.26	1.86	1.86	21.46	26.28	$ 493,453
2022	4.26	1.89	1.89	(12.52)	25.31	$ 570,348
2021	4.49	2.03	2.03	27.93	18.99	$ 922,523
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
CLASS I SHARES
2024 (e)	3.42 (f)	0.89 (f)	0.89 (f)	14.60	12.77	$ 7,800,607
2023	5.35	0.88	0.88	22.61	26.28	$ 6,799,321
2022	5.40	0.89	0.89	(11.61)	25.31	$ 5,213,452
2021	5.54	1.02	1.02	29.18	18.99	$ 5,858,020
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
CLASS R3 SHARES
2024 (e)	2.79 (f)	1.50 (f)	1.76 (f)	14.27	12.77	$ 21,072
2023	4.65	1.50	1.63	21.87	26.28	$ 19,995
2022	4.76	1.50	1.63	(12.15)	25.31	$ 19,842
2021	4.93	1.63	1.71	28.39	18.99	$ 24,971
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
CLASS R4 SHARES
2024 (e)	2.92 (f)	1.40 (f)	1.69 (f)	14.36	12.77	$ 11,986
2023	4.82	1.40	1.44	21.96	26.28	$ 10,181
2022	4.87	1.40	1.50	(12.08)	25.31	$ 10,181
2021	5.02	1.53	1.59	28.60 (h)	18.99	$ 12,751
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
CLASS R5 SHARES
2024 (e)	3.30 (f)	0.99 (f)	1.37 (f)	14.60	12.77	$ 20,445
2023	4.91	0.99	1.16	22.44	26.28	$ 18,323
2022	5.21	0.99	1.12	(11.71)	25.31	$ 29,318
2021	5.43	1.12	1.22	29.07 (i)	18.99	$ 38,749
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
CLASS R6 SHARES
2024 (e)	3.50 (f)	0.80 (f)	0.84 (f)	14.68	12.77	$ 269,892
2023	5.47	0.80	0.83	22.70	26.28	$ 199,924
2022	5.55	0.80	0.85	(11.54)	25.31	$ 133,706
2021	5.66	0.93	0.97	29.32	18.99	$ 113,387
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924

(g)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 14.47%.
(h)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 28.55%.
(i)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 29.02%.
+	Based on weighted average shares outstanding.
Thornburg Equity Funds Semi-Annual Report  |  131

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(e)(f)
2024 (g)	$ 11.30	0.12	1.39	1.51	(0.12)	—	—	(0.12)	$ 12.69
2023	$ 10.31	0.29	0.99	1.28	(0.29)	—	—	(0.29)	$ 11.30
2022	$ 12.06	0.18	(1.74)	(1.56)	(0.19)	—	—	(0.19)	$ 10.31
CLASS I SHARES
2024 (g)	$ 11.30	0.13	1.39	1.52	(0.13)	—	—	(0.13)	$ 12.69
2023	$ 10.31	0.30	1.01	1.31	(0.32)	—	—	(0.32)	$ 11.30
2022	$ 14.25	0.28	(1.81)	(1.53)	(0.24)	(2.17)	—	(2.41)	$ 10.31
2021	$ 12.18	0.16	2.71	2.87	(0.22)	(0.58)	—	(0.80)	$ 14.25
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$ 12.18
2019 (j)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$ 10.47

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been as follows:

	Class A	Class I
2024	1.89%	2.13%
2023	2.57%	2.61%

(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.
(c)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.19%, 1.31% and 1.71% respectively.
(d)	Not annualized for periods less than one year.
(e)	Effective date of this class of shares was January 26, 2022.
(f)	Sales loads are not reflected in computing total return.
(g)	Unaudited Six Month Period Ended March 31.
(h)	Annualized.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(j)	Fund commenced operations on March 1, 2019.
+	Based on weighted average shares outstanding.
See notes to financial statements.
132  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)(c)	Total Return (%)(d)	Portfolio Turnover Rate (%)(d)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(e)(f)
2024 (g)	1.96 (h)	0.94 (h)	1.64 (h)	13.40	29.33	$ 8,738
2023	2.58	0.94	2.03	12.39	80.17	$ 5,978
2022	2.40 (h)	0.99 (h)	9.32 (h)(i)	(13.02)	128.69	$ 507
CLASS I SHARES
2024 (g)	2.19 (h)	0.69 (h)	1.11 (h)	13.53	29.33	$ 90,967
2023	2.63	0.69	1.20	12.66	80.17	$ 74,869
2022	2.38	0.88	1.22	(13.36)	128.69	$ 56,036
2021	1.20	1.01	1.21	24.63	155.26	$ 62,466
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (j)	1.78 (h)	1.72 (h)	2.44 (h)	5.45	53.38	$ 35,489
Thornburg Equity Funds Semi-Annual Report  |  133

Expense Example
March 31, 2024 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2023, and held until March 31, 2024.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2023 and held through March 31, 2024.
	Actual		Hypothetical *
	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Ending Account Value 3/31/24	Expenses Paid During Period† 10/1/23-3/31/24	Annualized Expense Ratio
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$1,182.76	$ 7.09	$1,018.50	$6.56	1.30%
CLASS C SHARES	$1,177.68	$11.76	$1,014.20	$10.88	2.16%
CLASS I SHARES	$1,184.51	$ 5.41	$1,020.05	$5.00	0.99%
CLASS R3 SHARES	$1,182.06	$ 8.18	$1,017.50	$7.57	1.50%
CLASS R4 SHARES	$1,182.11	$ 7.64	$1,018.00	$7.06	1.40%
CLASS R5 SHARES	$1,184.45	$ 5.41	$1,020.05	$5.00	0.99%
CLASS R6 SHARES	$1,185.53	$ 4.64	$1,020.75	$4.29	0.85%
INTERNATIONAL EQUITY FUND
CLASS A SHARES	$1,174.48	$ 6.31	$1,019.20	$5.86	1.16%
CLASS C SHARES	$1,169.36	$11.23	$1,014.65	$10.43	2.07%
CLASS I SHARES	$1,176.91	$ 4.73	$1,020.65	$4.39	0.87%
CLASS R3 SHARES	$1,173.90	$ 7.39	$1,018.20	$6.86	1.36%
CLASS R4 SHARES	$1,175.07	$ 6.31	$1,019.20	$5.86	1.16%
CLASS R5 SHARES	$1,176.44	$ 4.90	$1,020.50	$4.55	0.90%
CLASS R6 SHARES	$1,177.68	$ 3.81	$1,021.50	$3.54	0.70%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$1,110.41	$ 7.44	$1,017.95	$7.11	1.41%
CLASS C SHARES	$1,106.31	$11.53	$1,014.05	$11.03	2.19%
CLASS I SHARES	$1,112.79	$ 4.75	$1,020.50	$4.55	0.90%
134  |   Thornburg Equity Funds Semi-Annual Report

Expense Example, Continued
March 31, 2024 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Ending Account Value 3/31/24	Expenses Paid During Period† 10/1/23-3/31/24	Annualized Expense Ratio
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$1,224.17	$ 7.62	$1,018.15	$6.91	1.37%
CLASS C SHARES	$1,218.52	$13.03	$1,013.25	$11.83	2.35%
CLASS I SHARES	$1,226.73	$ 5.51	$1,020.05	$5.00	0.99%
CLASS R3 SHARES	$1,223.75	$ 8.34	$1,017.50	$7.57	1.50%
CLASS R4 SHARES	$1,223.96	$ 7.78	$1,018.00	$7.06	1.40%
CLASS R5 SHARES	$1,226.73	$ 5.51	$1,020.05	$5.00	0.99%
CLASS R6 SHARES	$1,227.42	$ 4.96	$1,020.55	$4.50	0.89%
DEVELOPING WORLD FUND
CLASS A SHARES	$1,108.55	$ 7.70	$1,017.70	$7.36	1.46%
CLASS C SHARES	$1,103.68	$12.25	$1,013.35	$11.73	2.33%
CLASS I SHARES	$1,111.42	$ 5.49	$1,019.80	$5.25	1.04%
CLASS R5 SHARES	$1,110.72	$ 5.49	$1,019.80	$5.25	1.04%
CLASS R6 SHARES	$1,111.70	$ 4.96	$1,020.30	$4.75	0.94%
SMALL/MID CAP CORE FUND
CLASS A SHARES	$1,211.93	$ 7.63	$1,018.10	$6.96	1.38%
CLASS C SHARES	$1,205.80	$12.90	$1,013.30	$11.78	2.34%
CLASS I SHARES	$1,214.44	$ 5.26	$1,020.25	$4.80	0.95%
CLASS R3 SHARES	$1,212.19	$ 7.24	$1,018.45	$6.61	1.31%
CLASS R4 SHARES	$1,212.81	$ 6.69	$1,018.95	$6.11	1.21%
CLASS R5 SHARES	$1,214.33	$ 5.26	$1,020.25	$4.80	0.95%
SMALL/MID CAP GROWTH FUND
CLASS A SHARES	$1,215.81	$ 7.92	$1,017.85	$7.21	1.43%
CLASS C SHARES	$1,210.13	$12.93	$1,013.30	$11.78	2.34%
CLASS I SHARES	$1,218.97	$ 5.27	$1,020.25	$4.80	0.95%
CLASS R3 SHARES	$1,216.14	$ 8.09	$1,017.70	$7.36	1.46%
CLASS R4 SHARES	$1,216.66	$ 7.54	$1,018.20	$6.86	1.36%
CLASS R5 SHARES	$1,219.00	$ 5.27	$1,020.25	$4.80	0.95%
INCOME BUILDER FUND
CLASS A SHARES	$1,145.13	$ 6.06	$1,019.35	$5.70	1.13%
CLASS C SHARES	$1,140.79	$10.17	$1,015.50	$9.57	1.90%
CLASS I SHARES	$1,145.99	$ 4.77	$1,020.55	$4.50	0.89%
CLASS R3 SHARES	$1,142.74	$ 8.04	$1,017.50	$7.57	1.50%
CLASS R4 SHARES	$1,143.56	$ 7.50	$1,018.00	$7.06	1.40%
CLASS R5 SHARES	$1,145.95	$ 5.31	$1,020.05	$5.00	0.99%
CLASS R6 SHARES	$1,146.77	$ 4.29	$1,021.00	$4.04	0.80%
SUMMIT FUND
CLASS A SHARES	$1,133.98	$ 5.01	$1,020.30	$4.75	0.94%
CLASS I SHARES	$1,135.32	$ 3.68	$1,021.55	$3.49	0.69%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
Thornburg Equity Funds Semi-Annual Report  |  135

Other Information
March 31, 2024 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the U.S. Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
SHAREHOLDER MEETING INFORMATION
A special meeting (the “Meeting”) of shareholders of Thornburg Investment Trust (the “Trust”) was held on October 2, 2023 at the offices of Thornburg Investment Management, Inc., 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506. At the Meeting, the shareholders of the Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, and Summit Fund considered the election of Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).
The Independent Trustees elected at the Meeting were Elizabeth D. Black, Sally Corning, David L. Gardner and Patrick J. Talamantes (the “Nominees”). Each Nominee was elected by a plurality of the shares of the Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, and Summit Fund voted in person or by proxy. Abstentions and broker non-votes were treated as present for purposes of determining a quorum at the Meeting. Garrett Thornburg, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch did not stand for election as they are all Trustees previously elected by shareholders of the Trust and continue to serve as Trustees of the Trust.
The voting results for the Funds are set out as follows:
Elizabeth (Lisa) D. Black
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Global Opportunities Fund	31,608,017.43	24,335,811.19	97.60%	76.99%	599,620.52	2.40%	1.90%
International Equity Fund	103,558,631.28	64,496,748.21	98.85%	62.28%	748,276.48	1.15%	0.72%
Better World International Fund	33,164,191.09	23,025,183.35	99.01%	69.43%	229,525.63	0.99%	0.69%
International Growth Fund	37,629,354.94	29,997,845.57	99.40%	79.72%	179,933.71	0.60%	0.48%
Developing World Fund	50,670,027.99	45,585,050.65	99.50%	89.96%	231,007.81	0.50%	0.46%
Small/Mid Cap Core Fund	8,220,271.33	5,591,432.22	98.22%	68.02%	101,076.33	1.78%	1.23%
Small/Mid Cap Growth Fund	10,775,497.16	6,589,279.80	97.12%	61.15%	195,567.00	2.88%	1.81%
Investment Income Builder Fund	506,647,628.33	420,675,941.34	98.71%	83.03%	5,476,095.86	1.29%	1.08%
Summit Fund	7,102,474.50	5,132,558.01	99.52%	72.26%	24,628.00	0.48%	0.35%
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Other Information, Continued
March 31, 2024 (Unaudited)
Sally Corning
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Global Opportunities Fund	31,608,017.43	24,349,422.19	97.65%	77.04%	586,009.52	2.35%	1.85%
International Equity Fund	103,558,631.28	64,540,435.25	98.92%	62.32%	704,589.44	1.08%	0.68%
Better World International Fund	33,164,191.09	22,816,243.35	98.11%	68.80%	438,465.63	1.89%	1.32%
International Growth Fund	37,629,354.94	29,987,028.57	99.37%	79.69%	190,750.71	0.63%	0.51%
Developing World Fund	50,670,027.99	45,582,875.65	99.49%	89.96%	233,182.81	0.51%	0.46%
Small/Mid Cap Core Fund	8,220,271.33	5,589,377.42	98.19%	68.00%	103,131.12	1.81%	1.25%
Small/Mid Cap Growth Fund	10,775,497.16	6,585,119.80	97.06%	61.11%	199,727.00	2.94%	1.85%
Investment Income Builder Fund	506,647,628.33	420,942,933.53	98.78%	83.08%	5,209,103.68	1.22%	1.03%
Summit Fund	7,102,474.50	5,132,558.01	99.52%	72.26%	24,628.00	0.48%	0.35%
David L. Gardner
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Global Opportunities Fund	31,608,017.43	24,181,806.42	96.98%	76.51%	753,625.29	3.02%	2.38%
International Equity Fund	103,558,631.28	63,889,537.33	97.92%	61.69%	1,355,487.37	2.08%	1.31%
Better World International Fund	33,164,191.09	22,794,342.35	98.02%	68.73%	460,366.63	1.98%	1.39%
International Growth Fund	37,629,354.94	29,905,570.57	99.10%	79.47%	272,208.71	0.90%	0.72%
Developing World Fund	50,670,027.99	45,517,585.65	99.35%	89.83%	298,472.81	0.65%	0.59%
Small/Mid Cap Core Fund	8,220,271.33	5,589,123.42	98.18%	67.99%	103,385.12	1.82%	1.26%
Small/Mid Cap Growth Fund	10,775,497.16	6,533,171.80	96.29%	60.63%	251,675.00	3.71%	2.34%
Investment Income Builder Fund	506,647,628.33	419,952,593.07	98.55%	82.89%	6,199,444.14	1.45%	1.22%
Summit Fund	7,102,474.50	5,110,246.01	99.09%	71.95%	46,940.00	0.91%	0.66%
Patrick J. Talamantes
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Global Opportunities Fund	31,608,017.43	24,051,439.89	96.45%	76.09%	883,991.82	3.55%	2.80%
International Equity Fund	103,558,631.28	63,485,259.86	97.30%	61.30%	1,759,764.83	2.70%	1.70%
Better World International Fund	33,164,191.09	22,669,917.35	97.49%	68.36%	584,791.63	2.51%	1.76%
International Growth Fund	37,629,354.94	29,848,015.82	98.91%	79.32%	329,763.46	1.09%	0.88%
Developing World Fund	50,670,027.99	43,223,985.58	94.34%	85.30%	2,592,072.88	5.66%	5.12%
Small/Mid Cap Core Fund	8,220,271.33	5,571,394.17	97.87%	67.78%	121,114.38	2.13%	1.47%
Small/Mid Cap Growth Fund	10,775,497.16	6,471,786.15	95.39%	60.06%	313,060.65	4.61%	2.91%
Investment Income Builder Fund	506,647,628.33	416,077,078.75	97.64%	82.12%	10,074,958.46	2.36%	1.99%
Summit Fund	7,102,474.50	5,095,965.01	98.81%	71.75%	61,221.00	1.19%	0.86%
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program
Thornburg Equity Funds Semi-Annual Report  |  137

Other Information, Continued
March 31, 2024 (Unaudited)
Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 13, 2023, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2022 through November 20, 2023 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial  ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
138  |   Thornburg Equity Funds Semi-Annual Report

Trustees and Officers
March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 78 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Lisa Black, 64 Trustee since 2023(6), Member of Audit Committee and Operations Risk Oversight Committee	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
Sally Corning, 63 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 75 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 61 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Governance & Nominating Committee and Operations Risk Oversight Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 65 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
Thornburg Equity Funds Semi-Annual Report  |  139

Trustees and Officers, Continued
March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Geoffrey Black, 62 Secretary since 2024(6)(7)	Director of Fund Operations of Thornburg Investment Management, Inc. since 2024; Director, Transfer Agent Services at Russell Investments (2010-2024).	Not applicable
Randy Dry, 49 Vice President 2014-2024(6)	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023, Secretary 2024(6), Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 43 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary 2021-2024(6)(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 24 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 24 Funds of the Trust. Each Trustee oversees the 24 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise, each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 24 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	Ms. Black served as an Advisory Trustee from April 1, 2023 through October 1, 2023 and was elected as an independent Trustee effective October 2, 2023. Mr. Dry concluded his service as a Vice President of the Trust effective April 15, 2024. Ms. Rippel concluded her service as Secretary of the Trust effective April 19, 2024.Mr. Holloway served as Secretary of the Trust from April 22, 2024 through May 15, 2024, when he was succeeded by Mr. Black, who was appointed as Secretary of the Trust effective May 15, 2024.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
140  |   Thornburg Equity Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Equity Funds Semi-Annual Report  |  141

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2024) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Ultra Short Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Core Plus Bond Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
142  |   Thornburg Equity Funds Semi-Annual Report

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Thornburg Equity Funds Semi-Annual Report  |  143

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities LLC
800.847.0200	TH4624

Semi-Annual Report | March 31, 2024

Thornburg Taxable Fixed Income Funds
Thornburg Ultra Short Income Fund
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Core Plus Bond Fund
Thornburg Strategic Income Fund

Thornburg Taxable Fixed Income Funds
Semi-Annual Report  |  March 31, 2024
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  3

Thornburg Ultra Short Income Fund

Investment Goal and
Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed portfolio of debt obligations, and under normal conditions at least 80% of the Fund’s net assets are invested in (i) debt obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 3.09% for the 6-month period ended March 31, 2024, outperforming the ICE BofA U.S. Treasury Bill Index (the “Index”), which returned 2.70% over the period.
» The Fund’s security selection in shorter maturity asset-backed securities (ABS) proved to be additive to performance relative to the Index over the period.
» Additionally, the Fund’s exposure to corporate bonds benefited performance relative to the Index as sector spreads tightened against the backdrop of a benign risk-taking environment.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	5.58%	2.30%	2.46%	1.90%	1.92%
With sales charge	3.20%	1.52%	2.15%	1.75%	1.77%
Class I Shares (Incep: 12/30/13)	5.79%	2.51%	2.67%	2.09%	2.11%
ICE BofA U.S. Treasury Bill Index (Since 12/30/13)	5.26%	2.56%	2.03%	1.39%	1.36%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.86%; I shares, 0.52%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, resulting in net expense ratios of the following:  A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
4  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Thornburg Limited Term U.S. Government Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term U.S. Government Fund is to seek as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity or expected life of normally less than five years. The Fund generally invests at least 80% of its net assets in U.S. Government securities, including debt obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored entities.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 4.28% for the 6-month period ended March 31, 2024, outperforming the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (the “Index”), which returned 3.61% over the period.
» The Fund’s duration position during the period was longer than its Index, which contributed modestly to its performance relative to the Index as interest rates have trended downward. During the 6-month period, five- and ten-year U.S. Treasury yields fell by 40 and 37 basis points (bps), respectively.
» The Fund’s allocations to mortgage pass-throughs and collateralized mortgage obligations positively contributed to the Fund’s performance relative to the Index during the 6-month period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	1.58%	-1.59%	-0.11%	0.48%	3.97%
With sales charge	-0.67%	-2.33%	-0.42%	0.33%	3.93%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.23%	-1.93%	-0.44%	0.17%	2.85%
With sales charge	0.74%	-1.93%	-0.44%	0.17%	2.85%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	1.31%	-1.90%	-	-	-2.14%
With sales charge	0.67%	-1.90%	-	-	-2.14%
Class I Shares (Incep: 7/5/96)	1.82%	-1.33%	0.16%	0.78%	3.30%
Class R3 Shares (Incep: 7/1/03)	1.48%	-1.65%	-0.19%	0.41%	1.68%
Class R4 Shares (Incep: 2/1/14)	1.48%	-1.68%	-0.20%	0.41%	0.38%
Class R5 Shares (Incep: 5/1/12)	1.81%	-1.36%	0.12%	0.74%	0.67%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged ( Since 11/16/87)	1.65%	-1.37%	0.64%	1.14%	4.67%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.95%; C shares, 1.56%; C2 shares, 2.63%; I shares, 0.65%; R3 shares, 1.75%; R4 shares, 2.91%; R5 shares, 2.01%;  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  C shares, 1.24%; C2 shares, 1.24%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  5

Thornburg Limited Term Income Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term Income Fund is to seek as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed portfolio of short and intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund invests in investment grade debt obligations, investing at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings or Moody’s Investors Services, Inc., or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 5.39% for the 6-month period ended March 31, 2024, outperforming the Bloomberg Intermediate U.S. Government/ Credit Total Return Index Value Unhedged (the “Index”), which returned 4.40% during the period.
» The Fund’s allocation to investment-grade corporate bonds and collateralized mortgage obligations was a positive contributor to the Fund’s performance relative to the Index during the period.
» The Fund’s modest short-duration position proved to be neither a material contributor nor detractor to performance. The period began with yields rising until the end of October when Treasury yields reached post-Global Financial Crisis highs. However, the end of 2023 saw one of the strongest bond market rallies in recent memory, leading to a dramatic fall in yields, and due to the inverse relationship, a dramatic rise in prices. Yields recovered from the lows in December 2023 but still finished below where they began at the beginning of the period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	4.46%	-0.11%	1.72%	1.92%	4.31%
With sales charge	2.12%	-0.87%	1.41%	1.77%	4.26%
Class C Shares (Incep: 9/1/94)
Without sales charge	4.21%	-0.34%	1.48%	1.70%	3.98%
With sales charge	3.71%	-0.34%	1.48%	1.70%	3.98%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	3.97%	-0.58%	-	-	-0.74%
With sales charge	3.32%	-0.58%	-	-	-0.74%
Class I Shares (Incep: 7/5/96)	4.75%	0.18%	2.02%	2.25%	4.45%
Class R3 Shares (Incep: 7/1/03)	4.23%	-0.32%	1.49%	1.75%	3.04%
Class R4 Shares (Incep: 2/1/14)	4.23%	-0.32%	1.51%	1.75%	1.76%
Class R5 Shares (Incep: 5/1/12)	4.75%	0.18%	2.00%	2.18%	2.35%
Class R6 Shares (Incep: 4/10/17)	4.82%	0.25%	2.08%	-	2.31%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (Since 10/1/92)	2.69%	-1.06%	1.09%	1.61%	4.19%
Bloomberg U.S. Aggregate Bond Total Return Index Value USD (Since 10/1/92)	1.70%	-2.46%	0.36%	1.54%	4.47%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.78%; C shares, 1.01%; C2 shares, 1.44%; I shares, 0.54%; R3 shares, 1.06%; R4 shares, 1.15%; R5 shares, 0.74%; R6 shares, 0.46%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  C2 shares, 1.24%; I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Thornburg Core Plus Bond Fund

Investment Goal and
Fund Overview
The Core Plus Bond Fund seeks to maximize total return, consistent with the long-term preservation of capital.
The Fund is actively managed, aiming to invest at least 80% of its net assets in debt obligations. Up to 25% of assets may be in below investment-grade bonds or non-U.S. currency debt, while a maximum of 15% may be in emerging market debt. There is no limit on the duration or maturity of bonds the Fund may buy but the Fund generally seeks bonds with a dollar-weighted average duration within two years duration of the Bloomberg U.S. Aggregate Bond Total Return Value Index USD. It typically invests in corporate, government, mortgage-backed, and asset-backed securities, based on individual issuer and industry analysis. The Fund may use derivatives to hedge or enhance returns. While it focuses on long-term investments, it may sell a security early for various reasons. As the Fund prioritizes total return and capital preservation, it may not always obtain the highest yields.
Performance drivers and detractors for the reporting period ended March 31, 2024
»  The Fund’s Class I shares returned 7.05% since its inception on October 2, 2023, outperforming the Bloomberg U.S. Aggregate Total Return Index Value USD (the “Index”), which returned 6.72% during the period.
»  The Fund’s modest allocation to high-yield corporate bonds was a positive contributor to the Fund’s performance relative to the Index during the period, while the Fund’s exposure to mortgage pass-throughs proved to be a detractor to performance relative to the Index.
»  The Fund held, on average, a modest long duration relative to the Index over the period, though the position detracted from its relative performance. The period began with yields rising until the end of October when Treasury yields reached post-Global Financial Crisis highs. However, the end of 2023 saw one of the strongest bond market rallies in recent memory, leading to a dramatic fall in yields, and due to the inverse relationship, a dramatic rise in prices. Yields recovered from the lows in December 2023 but still finished below where they began at the beginning of the period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CORE PLUS BOND FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CORE PLUS BOND FUND	SINCE INCEPTION
Class A Shares (Incep: 10/2/23)
Without sales charge	6.91%
With sales charge	2.11%
Class C Shares (Incep: 10/2/23)
Without sales charge	6.62%
With sales charge	5.62%
Class I Shares (Incep: 10/2/23)	7.05%
Class R3 Shares (Incep: 10/2/23)	6.78%
Class R4 Shares (Incep: 10/2/23)	6.91%
Class R5 Shares (Incep: 10/2/23)	7.05%
Class R6 Shares (Incep: 10/2/23)	7.05%
Bloomberg U.S. Aggregate Bond Total Return Index Value USD (Since 10/2/23)	6.72%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 1.04%; C shares, 1.79%; I shares, 0.79%; R3 shares, 1.29%; R4 shares, 1.04%; R5 shares, 0.79%; R6 shares, 0.78%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.75%; C shares, 1.50%; I shares, 0.50%; R3 shares, 1.00%; R4 shares, 0.75%; R5 shares, 0.50%; R6 shares 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  7

Thornburg Strategic Income Fund

Investment Goal and
Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented portfolio seeking to achieve an attractive, sustainable yield. The Fund invests in a broad range of income-producing securities, primarily debt obligations.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 5.68% for the 6-month period ended March 31, 2024, underperforming the Bloomberg U.S. Universal Total Return Index Value Unhedged (the “Index”), which returned 6.33% during the period.
» The Fund’s structural short-duration position versus the Index’s longer position proved to be a detractor from relative performance as interest rates have trended downward. The period began with yields rising until the end of October when Treasury yields reached post-Global Financial Crisis highs. However, the end of 2023 saw one of the strongest bond market rallies in recent memory, leading to a dramatic fall in yields, and due to the inverse relationship, a dramatic rise in prices. Yields recovered from the lows in December 2023 but still finished below where they began at the beginning of the period.
» The Fund’s allocation to high-yield corporate bonds and collateralized mortgage obligations was a positive contributor to the Fund’s performance relative to the Index during the period, while the Fund’s exposure to asset-backed securities (ABS) detracted modestly from the Fund’s performance relative to the Index.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	5.29%	1.03%	3.07%	3.05%	5.00%
With sales charge	0.56%	-0.51%	2.13%	2.57%	4.71%
Class C Shares (Incep: 12/19/07)
Without sales charge	4.48%	0.29%	2.31%	2.34%	4.34%
With sales charge	3.48%	0.29%	2.31%	2.34%	4.34%
Class I Shares (Incep: 12/19/07)	5.70%	1.46%	3.47%	3.43%	5.37%
Class R3 Shares (Incep: 5/1/12)	5.04%	0.78%	2.77%	2.86%	3.66%
Class R4 Shares (Incep: 2/1/14)	5.04%	0.78%	2.79%	2.87%	3.03%
Class R5 Shares (Incep: 5/1/12)	5.70%	1.43%	3.45%	3.41%	4.16%
Class R6 Shares (Incep: 4/10/17)	5.77%	1.51%	3.53%	-	3.76%
Bloomberg U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	2.67%	-2.11%	0.69%	1.83%	3.07%
Blended Index* (Since 12/19/07)	6.10%	-0.20%	2.82%	3.23%	3.83%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.07%; C shares, 1.77%; I shares, 0.77%; R3 shares, 4.49%; R4 shares, 2.10%; R5 shares, 0.88% and R6 shares, 0.70%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, resulting in net expense ratios of the following: A shares, 1.05%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
* See glossary on page 9.
8  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Glossary
March 31, 2024 (Unaudited)
The Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The ICE BofA U.S. Treasury Bill Index is an unmanaged index that measures returns of U.S. Treasury Bills.
Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg U.S Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset Backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  9

Fund Summary
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	291
Effective Duration	0.5 Yrs
Average Maturity	0.5 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	4.99%
SEC Yield	4.64%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 4.58% and 4.21%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
18%	66%	15%	1%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	167
Effective Duration	4.0 Yrs
Average Maturity	5.2 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.89%
SEC Yield	3.03%
TYPES OF HOLDINGS
PORTFOLIO LADDER
7%	6%	5%	9%	15%	13%	10%	7%	2%	5%	21%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class C2	LTUQX	885-216-465
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  11

Fund Summary
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	664
Effective Duration	3.5 Yrs
Average Maturity	4.5 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.59%
SEC Yield	3.93%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
8%	14%	8%	11%	10%	9%	7%	6%	4%	6%	17%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class C2	THIQX	885-216-424
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	262
Effective Duration	6.4 Yrs
Average Maturity	8.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	4.02%
SEC Yield	3.62%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been -0.95% and -1.83%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
(1%)	5%	4%	6%	3%	6%	5%	10%	4%	3%	54%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG CORE PLUS BOND FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCAX	885-216-325
Class C	THCCX	885-216-317
Class I	THCIX	885-216-291
Class R3	THCHX	885-216-283
Class R4	THCEX	885-216-275
Class R5	THCFX	885-216-267
Class R6	THCSX	885-216-259
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  13

Fund Summary
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	42.1%
Asset Backed Securities	11.1%
Bank Loans	1.0%
Common & Preferred Stock	0.1%
U.S. Treasury Securities	16.9%
U.S. Government Agencies	0.1%
Other Fixed Income	21.1%
Other Assets Less Liabilities	7.6%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.97%
SEC Yield	4.25%
Without the fee waivers and expense reimbursements, the SEC yield would have been
4.23%. The Annualized Distribution yield would not have changed.
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
For purposes of presenting the credit quality information in the above graph, we have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). Unrated bonds are included in the not rated (NR) category.
TOP TEN INDUSTRY GROUPS
Financial Services	5.3%
Utilities	4.9%
Insurance	4.7%
Materials	3.3%
Software & Services	2.8%
Energy	2.7%
Commercial & Professional Services	2.1%
Equity Real Estate Investment Trusts (REITs)	1.8%
Food, Beverage & Tobacco	1.7%
Capital Goods	1.6%

THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

14  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Schedule of Investments
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 13.4%
	U.S. Treasury Bills,
	4.042% due 4/30/2024	$5,800,000	$ 5,775,482
	5.296% due 9/5/2024	3,000,000	2,933,032
	5.341% due 8/22/2024	3,500,000	3,428,673
	5.385% due 4/16/2024	4,075,000	4,066,070
	5.391% due 6/25/2024	3,000,000	2,963,359
	U.S. Treasury Notes,
	1.75% due 6/30/2024	3,000,000	2,973,164
	2.00% due 5/31/2024	2,750,000	2,734,746
	2.125% due 7/31/2024	3,000,000	2,968,477
	2.25% due 4/30/2024	2,700,000	2,692,828
	4.25% due 5/31/2025	3,000,000	2,975,156
	5.00% due 8/31/2025	2,000,000	2,003,984
	Total U.S. Treasury Securities (Cost $35,505,271)		35,514,971
	U.S. Government Agencies — 0.0%
[a,b]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 5.926% (TSFR3M + 0.61%) due 4/15/2025	12,500	12,246
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	2,924	2,908
	Series 2009-20E Class 1, 4.43% due 5/1/2029	13,186	12,945
	Total U.S. Government Agencies (Cost $28,698)		28,099
	Mortgage Backed — 1.4%
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	17,645	16,771
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	17,567	16,190
[c]	BRAVO Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	4,924	4,844
[a,c]	COLT Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2021-1R Class A1, 0.857% due 5/25/2065	225,117	187,214
[a,c]	CSMC Trust, CMBS, Series 2021-BPNY Class A, 9.155% (TSFR1M + 3.83%) due 8/15/2026	300,000	270,012
[a,c]	CSMC Trust, Whole Loan Securities Trust CMO, Series 2020-NQM1 Class A1, 1.208% due 5/25/2065	80,846	73,505
	Federal National Mtg Assoc., UMBS Collateral, Pool MA3557, 4.00% due 1/1/2029	23,755	23,219
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	10,553	9,548
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	208,988	196,008
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	129,948	117,263
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., CMBS, Series 2021-FL3 Class A, 6.46% (TSFR1M + 1.13%) due 7/15/2039	100,000	98,847
[c]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	750,000	725,228
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	55,828	53,968
[a,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	502,532	475,975
[a,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2017-5A Class A1, 6.944% (TSFR1M + 1.61%) due 6/25/2057	12,966	12,967
[a,c]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.654% due 5/25/2060	199,547	195,793
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	26,342	24,394
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	18,518	16,804
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	69,840	63,825
[a,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	334,769	328,085
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	462	460
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	18,962	18,341
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	652,288	637,152
[a,c]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV3 Class A1B, 3.192% due 11/25/2059	216,006	209,319
	Total Mortgage Backed (Cost $3,923,312)		3,775,732
	Asset Backed Securities — 27.3%
	Auto Receivables — 15.1%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 15

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	ACC Auto Trust,
[c]	Series 2021-A Class C, 3.79% due 4/15/2027	$ 710,371	$ 708,378
[c]	Series 2021-A Class D, 6.10% due 6/15/2029	575,000	567,627
[c]	Series 2022-A Class A, 4.58% due 7/15/2026	72,068	71,853
[c]	ACM Auto Trust, Series 2023-2A Class A, 7.97% due 6/20/2030	430,552	433,606
	American Credit Acceptance Receivables Trust,
[c]	Series 2021-4 Class C, 1.32% due 2/14/2028	510,474	508,351
[c]	Series 2023-1 Class A, 5.45% due 9/14/2026	232,994	232,886
	AmeriCredit Automobile Receivables Trust, Series 2021-1 Class B, 0.68% due 10/19/2026	398,196	395,024
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	163,892	162,054
[c]	Series 2022-1A Class A, 3.93% due 5/15/2028	692,496	681,560
[c]	Series 2024-1A Class A, 6.46% due 4/17/2028	2,000,000	2,002,977
[c]	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A Class A, 2.33% due 8/20/2026	1,500,000	1,445,542
	BOF URSA VI Funding Trust I,
[c]	Series 2023-CAR1 Class B, 6.029% due 10/27/2031	195,185	194,715
[c]	Series 2023-CAR2 Class B, 6.029% due 10/27/2031	553,440	550,536
[c]	BOF VII AL Funding Trust I, Series 2023-CAR3 Class A2, 6.291% due 7/26/2032	908,489	913,480
	CarMax Auto Owner Trust,
	Series 2020-4 Class A3, 0.50% due 8/15/2025	148,219	147,598
	Series 2021-1 Class A3, 0.34% due 12/15/2025	248,719	245,604
	Series 2021-3 Class A3, 0.55% due 6/15/2026	1,043,054	1,013,860
	Carvana Auto Receivables Trust,
	Series 2021-N4 Class A1, 0.83% due 9/11/2028	59,586	59,291
	Series 2021-P1 Class A4, 0.86% due 1/11/2027	743,789	719,717
[c]	Series 2022-N1 Class A1, 2.31% due 12/11/2028	223,845	221,651
[c]	Series 2023-N1 Class A, 6.36% due 4/12/2027	384,591	385,421
[c]	Series 2023-N3 Class A, 6.41% due 9/10/2027	504,646	506,804
[c]	Series 2023-N4 Class A, 6.42% due 1/10/2028	586,015	589,308
	CPS Auto Receivables Trust,
[c]	Series 2020-B Class E, 7.38% due 6/15/2027	1,226,692	1,234,809
[c]	Series 2023-A Class A, 5.54% due 3/16/2026	496,807	496,280
	DT Auto Owner Trust,
[c]	Series 2021-2A Class C, 1.10% due 2/16/2027	753,835	747,757
[c]	Series 2022-3A Class A, 6.05% due 10/15/2026	314,788	315,004
	Enterprise Fleet Financing LLC,
[c]	Series 2021-3 Class A2, 0.77% due 8/20/2027	676,064	663,169
[c]	Series 2022-2 Class A2, 4.65% due 5/21/2029	883,894	876,585
	Exeter Automobile Receivables Trust,
[c]	Series 2019-3A Class D, 3.11% due 8/15/2025	105,977	105,847
[c]	Series 2019-4A Class D, 2.58% due 9/15/2025	234,456	233,216
	Series 2021-1A Class D, 1.08% due 11/16/2026	1,222,323	1,192,759
	Series 2021-3A Class C, 0.96% due 10/15/2026	539,293	530,930
[c]	FHF Issuer Trust, Series 2024-1A Class A1, 5.769% due 3/17/2025	1,287,476	1,287,219
	FHF Trust,
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	18,826	18,320
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	38,688	37,635
[c]	Series 2022-2A Class A, 6.14% due 12/15/2027	690,692	688,760
[c]	First Investors Auto Owner Trust, Series 2021-2A Class A, 0.48% due 3/15/2027	424,688	419,382
	Flagship Credit Auto Trust,
[c]	Series 2019-2 Class D, 3.53% due 5/15/2025	872,899	869,253
[c]	Series 2019-4 Class D, 3.12% due 1/15/2026	373,613	368,872
[c]	Series 2022-1 Class A, 1.79% due 10/15/2026	453,908	447,692
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A Class C, 3.06% due 8/15/2025	20,666	20,642
[c]	Series 2020-1A Class C, 2.72% due 11/17/2025	20,763	20,736
[c]	Series 2021-2A Class C, 1.08% due 6/15/2026	255,238	253,044
[c]	Series 2022-2A Class A2, 3.55% due 1/15/2026	32,870	32,843
[c]	Hertz Vehicle Financing LLC, Series 2021-1A Class A, 1.21% due 12/26/2025	2,000,000	1,952,748
	Hyundai Auto Receivables Trust, Series 2020-A Class A4, 1.72% due 6/15/2026	460,406	459,112
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	90,679	87,819
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	461,706	452,738
16 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Series 2023-3A Class A1, 6.03% due 10/15/2024	$ 152,014	$ 152,018
[c]	Series 2024-1A Class A1, 5.789% due 1/15/2025	1,140,325	1,140,043
	Lobel Automobile Receivables Trust,
[c]	Series 2023-1 Class A, 6.97% due 7/15/2026	750,851	752,189
[c]	Series 2023-2 Class A, 7.59% due 4/16/2029	562,420	567,779
	Octane Receivables Trust,
[c]	Series 2022-1A Class A2, 4.18% due 3/20/2028	1,542,662	1,530,046
[c]	Series 2022-2A Class A, 5.11% due 2/22/2028	330,142	328,669
[c]	OneMain Direct Auto Receivables Trust, Series 2021-1A Class A, 0.87% due 7/14/2028	745,105	719,486
[b,c]	Oscar U.S. Funding XV LLC, Series 2023-1A Class A2, 6.07% due 9/10/2026	1,108,800	1,110,614
	Research-Driven Pagaya Motor Asset Trust,
[c]	Series 2023-3A Class A, 7.13% due 1/26/2032	1,197,228	1,204,393
[c]	Series 2023-4A Class A, 7.54% due 3/25/2032	1,478,140	1,494,650
[c]	Research-Driven Pagaya Motor Trust, Series 2024-1A Class A, 7.09% due 6/25/2032	250,000	250,336
[c]	SAFCO Auto Receivables Trust, Series 2024-1A Class A, 6.51% due 3/20/2028	1,097,201	1,098,616
	Santander Drive Auto Receivables Trust,
	Series 2020-4 Class D, 1.48% due 1/15/2027	403,628	396,635
	Series 2021-3 Class C, 0.95% due 9/15/2027	452,441	450,675
	Series 2022-3 Class A3, 3.40% due 12/15/2026	237,514	236,419
[c]	Veros Auto Receivables Trust, Series 2022-1 Class A, 3.47% due 12/15/2025	326,731	325,933
[c]	Westlake Automobile Receivables Trust, Series 2021-2A Class C, 0.89% due 7/15/2026	1,341,700	1,324,175
	World Omni Auto Receivables Trust, Series 2020-C Class A3, 0.48% due 11/17/2025	228,908	227,588
			39,881,278
	Credit Card — 1.0%
[c]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	1,500,000	1,448,181
[c]	Mercury Financial Credit Card Master Trust, Series 2023-1A Class A, 8.04% due 9/20/2027	700,000	706,009
[c]	Mission Lane Credit Card Master Trust, Series 2023-B Class A, 7.69% due 11/15/2028	500,000	507,261
			2,661,451
	Other Asset Backed — 10.0%
[c]	Affirm Asset Securitization Trust, Series 2021-Z2 Class A, 1.17% due 11/16/2026	183,620	180,144
[c]	AMCR ABS Trust, Series 2023-1A Class A, 7.66% due 1/21/2031	1,130,427	1,137,191
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	50,538	50,538
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	624,202	567,919
[c]	Auxilior Term Funding LLC, Series 2023-1A Class A1, 5.864% due 11/15/2024	1,094,599	1,094,739
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	4,200	4,186
[c]	BHG Securitization Trust, Series 2021-B Class A, 0.90% due 10/17/2034	42,197	41,234
[c]	CCG Receivables Trust, Series 2022-1 Class A2, 3.91% due 7/16/2029	396,503	391,864
[c]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	733,729	698,831
[c]	Crossroads Asset Trust, Series 2022-A Class A, 6.35% due 4/21/2031	812,708	814,677
	Dext ABS LLC,
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	582,695	572,141
[c]	Series 2023-2 Class A2, 6.56% due 5/15/2034	654,552	658,428
	Foundation Finance Trust,
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	133,565	132,701
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	156,927	153,118
[a,c]	Gracie Point International Funding LLC, Series 2023-2A Class A, 7.608% (SOFR90A + 2.25%) due 3/1/2027	778,512	784,960
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	31,698	30,361
[c]	Kubota Credit Owner Trust, Series 2021-1A Class A3, 0.62% due 8/15/2025	217,457	214,536
	LendingPoint Asset Securitization Trust,
[c]	Series 2022-B Class A, 4.77% due 10/15/2029	45,032	44,811
[c]	Series 2022-C Class A, 6.56% due 2/15/2030	209,781	209,838
	LendingPoint Pass-Through Trust,
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	111,851	108,466
[c]	Series 2022-ST2 Class A, 3.25% due 4/15/2028	109,037	106,299
[c]	Series 2022-ST3 Class A, 4.00% due 5/15/2028	150,949	148,573
	LL ABS Trust,
[c]	Series 2020-1A Class C, 6.54% due 1/17/2028	486,267	486,267
[c]	Series 2021-1A Class A, 1.07% due 5/15/2029	20,504	20,435
	Marlette Funding Trust,
[c]	Series 2019-4A Class C, 3.76% due 12/17/2029	73,140	73,067
[c]	Series 2021-3A Class B, 1.30% due 12/15/2031	350,695	348,043
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 17

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Series 2022-1A Class B, 2.34% due 4/15/2032	$ 433,002	$ 428,950
[c]	Series 2022-3A Class A, 5.18% due 11/15/2032	58,015	57,913
[c]	Series 2023-2A Class A, 6.04% due 6/15/2033	462,954	462,333
[c]	MMAF Equipment Finance LLC, Series 2020-BA Class A3, 0.49% due 8/14/2025	67,673	66,643
[c]	Mosaic Solar Loan Trust, Series 2018-1A Class C, Zero coupon due 6/22/2043	85,694	79,465
[c]	NMEF Funding LLC, Series 2022-A Class A2, 2.58% due 10/16/2028	555,976	550,415
[c]	Oportun Funding XIV LLC, Series 2021-A Class A, 1.21% due 3/8/2028	583,778	565,924
[c]	Oportun Issuance Trust, Series 2021-B Class A, 1.47% due 5/8/2031	830,000	781,439
[c]	Pagaya AI Debt Selection Trust, Series 2021-HG1 Class A, 1.22% due 1/16/2029	444,694	433,742
	Pagaya AI Debt Trust,
[c]	Series 2022-1 Class A, 2.03% due 10/15/2029	234,326	231,743
[c]	Series 2023-1 Class A, 7.556% due 7/15/2030	222,382	223,406
[c]	Series 2024-1 Class A, 6.66% due 7/15/2031	750,000	752,622
[c]	Pawnee Equipment Receivables LLC, Series 2021-1 Class A2, 1.10% due 7/15/2027	1,027,925	1,011,229
[c]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	13,621	13,601
	Prosper Marketplace Issuance Trust,
[c]	Series 2023-1A Class A, 7.06% due 7/16/2029	903,048	906,131
[c]	Series 2024-1A Class A, 6.12% due 8/15/2029	1,750,000	1,749,693
[c]	Reach Financial LLC, Series 2023-1A Class A, 7.05% due 2/18/2031	824,842	828,013
[c]	Republic Finance Issuance Trust, Series 2021-A Class A, 2.30% due 12/22/2031	1,500,000	1,434,269
[a,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	1,548,000	1,529,585
[c]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	1,456,950	1,364,994
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	252,713	232,282
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	1,660,000	1,555,300
[c]	Theorem Funding Trust, Series 2022-3A Class A, 7.60% due 4/15/2029	375,112	377,920
	Upstart Pass-Through Trust,
[c]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	8,504	8,462
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	18,169	17,980
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	7,740	7,623
[c]	Series 2020-ST6 Class A, 3.00% due 1/20/2027	441,579	436,741
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	201,573	193,971
[c]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	115,507	114,161
	Upstart Securitization Trust,
[c]	Series 2020-2 Class A, 2.309% due 11/20/2030	70,253	69,763
[c]	Series 2020-3 Class C, 6.25% due 11/20/2030	447,100	445,802
[c]	Series 2023-1 Class A, 6.59% due 2/20/2033	101,042	101,072
[c]	Series 2023-3 Class A, 6.90% due 10/20/2033	352,564	354,135
			26,460,689
	Student Loan — 1.2%
	Laurel Road Prime Student Loan Trust,
[c]	Series 2017-B Class BFX, 3.02% due 8/25/2042	735,344	717,952
[c]	Series 2019-A Class A2FX, 2.73% due 10/25/2048	197,655	195,559
[a]	National Collegiate Student Loan Trust, Series 2006-4 Class A4, 5.754% (TSFR1M + 0.42%) due 5/25/2032	202,559	196,437
[a,c]	Navient Private Education Loan Trust, Series 2018-BA Class A2B, 6.16% (TSFR1M + 0.83%) due 12/15/2059	33,984	33,828
[c]	Navient Private Education Refi Loan Trust, Series 2018-CA Class A2, 3.52% due 6/16/2042	171,256	170,418
[a,c]	Navient Student Loan Trust, Series 2019-BA Class A2B, 6.42% (TSFR1M + 1.09%) due 12/15/2059	253,431	252,410
	Nelnet Student Loan Trust,
[a,c]	Series 2012-2A Class A, 6.235% (SOFR30A + 0.91%) due 12/26/2033	56,835	56,540
[a,c]	Series 2015-3A Class A2, 6.035% (SOFR30A + 0.71%) due 2/27/2051	18,315	18,226
[a,c]	Series 2021-DA Class AFL, 6.133% (TSFR1M + 0.80%) due 4/20/2062	123,969	122,597
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 6.694% (TSFR1M + 1.36%) due 7/25/2051	56,429	55,967
	SLM Student Loan Trust,
[a]	Series 2013-4 Class A, 5.985% (SOFR30A + 0.66%) due 6/25/2043	19,251	18,921
[a]	Series 2013-6 Class A3, 6.085% (SOFR30A + 0.76%) due 6/26/2028	124,137	122,726
	SMB Private Education Loan Trust,
[a,c]	Series 2016-A Class A2B, 6.94% (TSFR1M + 1.61%) due 5/15/2031	84,329	84,452
[a,c]	Series 2016-B Class A2B, 6.89% (TSFR1M + 1.56%) due 2/17/2032	126,573	126,883
[a,c]	Series 2017-A Class A2B, 6.34% (TSFR1M + 1.01%) due 9/15/2034	134,193	133,892
[a,c]	Series 2017-B Class A2B, 6.19% (TSFR1M + 0.86%) due 10/15/2035	301,162	299,644
[a,c]	Series 2018-B Class A2B, 6.16% (TSFR1M + 0.83%) due 1/15/2037	411,936	410,065
[a,c]	Series 2018-C Class A2B, 6.19% (TSFR1M + 0.86%) due 11/15/2035	100,776	100,106
18 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Towd Point Asset Trust,
[a,c]	Series 2018-SL1 Class A, 6.044% (TSFR1M + 0.71%) due 1/25/2046	$ 3,997	$ 3,997
[a,c]	Series 2021-SL1 Class A2, 6.143% (TSFR1M + 0.81%) due 11/20/2061	106,805	106,366
			3,226,986
	Total Asset Backed Securities (Cost $71,953,042)		72,230,404
	Corporate Bonds — 47.7%
	Automobiles & Components — 1.2%
	Automobiles — 1.2%
[a,c]	Daimler Truck Finance North America LLC, 6.348% (SOFR + 1.00%) due 4/5/2024	1,545,000	1,545,000
[c]	Hyundai Capital America, 5.80% due 6/26/2025	500,000	500,840
[c]	Mercedes-Benz Finance North America LLC, 5.50% due 11/27/2024	1,000,000	998,990
			3,044,830
	Banks — 1.0%
	Banks — 1.0%
	HSBC USA, Inc., 3.75% due 5/24/2024	750,000	747,728
[c]	National Securities Clearing Corp., 5.15% due 5/30/2025	2,000,000	2,000,560
			2,748,288
	Capital Goods — 3.0%
	Aerospace & Defense — 1.5%
[c]	L3Harris Technologies, Inc., due 8/23/2024	2,000,000	1,952,800
	Teledyne Technologies, Inc., 0.95% due 4/1/2024	2,000,000	2,000,000
	Industrial Conglomerates — 0.4%
	Lennox International, Inc., 1.35% due 8/1/2025	1,000,000	945,930
	Machinery — 1.1%
[a]	Caterpillar Financial Services Corp., 5.60% (SOFR + 0.25%) due 5/17/2024	950,000	950,067
[c]	Stanley Black & Decker, Inc., 5.949% due 4/2/2024	2,000,000	1,999,675
			7,848,472
	Commercial & Professional Services — 2.2%
	Commercial Services & Supplies — 2.2%
	Avery Dennison Corp., 0.85% due 8/15/2024	2,557,000	2,509,823
	Equifax, Inc., 2.60% due 12/1/2024	1,400,000	1,372,574
	Quanta Services, Inc., 0.95% due 10/1/2024	2,050,000	1,999,201
			5,881,598
	Consumer Discretionary Distribution & Retail — 0.5%
	Broadline Retail — 0.5%
	Dollar General Corp., 4.25% due 9/20/2024	1,400,000	1,389,962
			1,389,962
	Consumer Services — 0.8%
	Hotels, Restaurants & Leisure — 0.8%
[c]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	620,000	619,002
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	1,500,000	1,500,045
			2,119,047
	Energy — 2.7%
	Gas Utilities — 0.4%
	Eastern Energy Gas Holdings LLC, 3.60% due 12/15/2024	1,000,000	985,090
	Oil, Gas & Consumable Fuels — 2.3%
	Columbia Pipeline Group, Inc., 4.50% due 6/1/2025	1,000,000	986,280
	Energy Transfer LP, 5.75% due 4/1/2025	1,300,000	1,299,233
[c]	Florida Gas Transmission Co. LLC, 4.35% due 7/15/2025	629,000	617,948
[c]	Gulfstream Natural Gas System LLC, 6.19% due 11/1/2025	750,000	752,520
	PDC Energy, Inc., 5.75% due 5/15/2026	1,250,000	1,248,838
	TC PipeLines LP, 4.375% due 3/13/2025	1,250,000	1,233,725
			7,123,634
	Equity Real Estate Investment Trusts (REITs) — 1.7%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 19

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Diversified REITs — 1.2%
	American Tower Corp., 2.40% due 3/15/2025	$1,000,000	$ 969,820
	Crown Castle, Inc., 1.35% due 7/15/2025	1,218,000	1,156,686
[c]	SBA Tower Trust, 2.836% due 1/15/2050	1,000,000	976,026
	Retail REITs — 0.5%
	Brixmor Operating Partnership LP, 3.85% due 2/1/2025	1,500,000	1,474,335
			4,576,867
	Financial Services — 4.1%
	Capital Markets — 1.5%
	Ares Capital Corp., 4.20% due 6/10/2024	1,250,000	1,244,937
[c]	Ares Finance Co. LLC, 4.00% due 10/8/2024	705,000	692,437
	Sixth Street Specialty Lending, Inc., 3.875% due 11/1/2024	2,000,000	1,974,060
	Financial Services — 2.6%
[c]	Antares Holdings LP, 8.50% due 5/18/2025	750,000	762,765
[a]	Bank of America Corp., 0.976% (SOFR + 0.69%) due 4/22/2025	1,250,000	1,246,275
[a]	Citigroup, Inc., 6.039% (SOFR + 0.69%) due 10/30/2024	1,250,000	1,251,463
[a]	Goldman Sachs Group, Inc., 5.84% (SOFR + 0.49%) due 10/21/2024	1,000,000	1,000,440
[a]	JPMorgan Chase & Co., 0.768% (SOFR + 0.49%) due 8/9/2025	1,500,000	1,472,085
[a,b]	Mitsubishi UFJ Financial Group, Inc., 0.953% (H15T1Y + 0.55%) due 7/19/2025	1,232,000	1,213,865
			10,858,327
	Food, Beverage & Tobacco — 2.2%
	Beverages — 0.3%
	Constellation Brands, Inc., 5.00% due 2/2/2026	700,000	695,744
	Food Products — 0.8%
[b,c]	Mondelez International Holdings Netherlands BV, 0.75% due 9/24/2024	2,100,000	2,050,986
	Tobacco — 1.1%
	BAT Capital Corp., 3.222% due 8/15/2024	1,620,000	1,603,767
[b,c]	Imperial Brands Finance plc, 3.125% due 7/26/2024	1,456,000	1,442,474
			5,792,971
	Health Care Equipment & Services — 0.9%
	Health Care Equipment & Supplies — 0.4%
[a]	Baxter International, Inc., 5.797% (SOFRINDX + 0.44%) due 11/29/2024	1,000,000	999,280
	Health Care Providers & Services — 0.5%
	Humana, Inc., 5.70% due 3/13/2026	1,500,000	1,498,620
			2,497,900
	Industrials — 0.4%
	Transportation Infrastructure — 0.4%
[c]	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.70% due 11/1/2024	1,000,000	981,970
			981,970
	Insurance — 6.8%
	Insurance — 6.8%
[b]	Aon Global Ltd., 3.50% due 6/14/2024	2,349,000	2,338,007
[a,c]	Brighthouse Financial Global Funding, 6.109% (SOFR + 0.76%) due 4/12/2024	1,500,000	1,494,375
[c]	Equitable Financial Life Global Funding, 0.80% due 8/12/2024	969,000	951,723
[c]	F&G Global Funding, 0.90% due 9/20/2024	1,631,000	1,591,579
	GA Global Funding Trust,
[c]	1.00% due 4/8/2024	170,000	169,832
[a,c]	5.862% (SOFR + 0.50%) due 9/13/2024	220,000	219,824
[a,c]	Jackson National Life Global Funding, 6.516% (SOFR + 1.15%) due 6/28/2024	840,000	841,184
	Lincoln National Corp., 3.35% due 3/9/2025	1,250,000	1,221,950
[a,c]	Nationwide Mutual Insurance Co., 7.881% (SOFR + 2.51%) due 12/15/2024	1,375,000	1,379,620
[a,c]	Pacific Life Global Funding II, 6.166% (SOFRINDX + 0.80%) due 3/30/2025	235,000	235,855
[c]	Prudential Insurance Co. of America, 8.30% due 7/1/2025	1,000,000	1,027,520
	Reliance Standard Life Global Funding II,
[c]	2.50% due 10/30/2024	1,000,000	979,400
[c]	5.243% due 2/2/2026	850,000	841,279
	RenaissanceRe Finance, Inc., 3.70% due 4/1/2025	1,965,000	1,926,525
20 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	$1,400,000	$ 1,388,478
	Willis North America, Inc., 3.60% due 5/15/2024	1,500,000	1,495,470
			18,102,621
	Materials — 2.8%
	Chemicals — 1.0%
[c]	International Flavors & Fragrances, Inc., 6.105% due 4/2/2024	2,670,000	2,669,555
	Containers & Packaging — 1.8%
	Amcor Flexibles North America, Inc., 4.00% due 5/17/2025	1,250,000	1,227,200
[c]	Berry Global, Inc., 4.875% due 7/15/2026	1,520,000	1,490,983
[c]	Graphic Packaging International LLC, 0.821% due 4/15/2024	1,080,000	1,077,451
	Sonoco Products Co., 1.80% due 2/1/2025	1,000,000	967,840
			7,433,029
	Media & Entertainment — 0.8%
	Media — 0.8%
[c]	Cox Communications, Inc., 3.15% due 8/15/2024	2,000,000	1,978,520
			1,978,520
	Pharmaceuticals, Biotechnology & Life Sciences — 0.7%
	Biotechnology — 0.1%
	Amgen, Inc., 5.507% due 3/2/2026	250,000	249,888
	Pharmaceuticals — 0.6%
	Cigna Group, 5.685% due 3/15/2026	500,000	500,020
	McKesson Corp., 5.25% due 2/15/2026	686,000	684,614
[c]	PRA Health Sciences, Inc., 2.875% due 7/15/2026	500,000	465,880
			1,900,402
	Semiconductors & Semiconductor Equipment — 1.2%
	Semiconductors & Semiconductor Equipment — 1.2%
	Qorvo, Inc., 1.75% due 12/15/2024	1,250,000	1,212,425
[b,c]	Renesas Electronics Corp., 1.543% due 11/26/2024	2,000,000	1,941,940
			3,154,365
	Software & Services — 3.1%
	Information Technology Services — 1.7%
[b]	Genpact Luxembourg SARL, 3.375% due 12/1/2024	1,250,000	1,227,450
	Global Payments, Inc., 1.50% due 11/15/2024	1,815,000	1,768,572
	Leidos, Inc., 3.625% due 5/15/2025	1,611,000	1,575,188
	Software — 1.4%
	Oracle Corp., 2.50% due 4/1/2025	1,082,000	1,049,605
	VMware LLC, 1.00% due 8/15/2024	2,690,000	2,642,064
			8,262,879
	Technology Hardware & Equipment — 1.9%
	Electronic Equipment, Instruments & Components — 1.4%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	900,000	899,010
	TD SYNNEX Corp., 1.25% due 8/9/2024	1,731,000	1,702,733
	Trimble, Inc., 4.75% due 12/1/2024	1,250,000	1,238,937
	Technology Hardware, Storage & Peripherals — 0.5%
	Hewlett Packard Enterprise Co., 5.90% due 10/1/2024	1,250,000	1,251,250
			5,091,930
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.9%
[b,c]	NTT Finance Corp., 4.142% due 7/26/2024	1,842,000	1,833,048
[b,c]	Videotron Ltd., 5.375% due 6/15/2024	502,000	500,323
	Wireless Telecommunication Services — 0.6%
	Sprint LLC, 7.625% due 2/15/2025	1,500,000	1,518,660
			3,852,031
	Transportation — 0.5%
	Air Freight & Logistics — 0.1%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Ryder System, Inc., 2.50% due 9/1/2024	$ 371,000	$ 365,954
	Ground Transportation — 0.4%
	GATX Corp., 3.25% due 3/30/2025	1,000,000	975,670
			1,341,624
	Utilities — 7.7%
	Electric Utilities — 7.7%
	Allegion U.S. Holding Co., Inc., 3.20% due 10/1/2024	1,463,000	1,443,264
	Arizona Public Service Co., 3.35% due 6/15/2024	1,979,000	1,966,691
	Avangrid, Inc., 3.15% due 12/1/2024	2,000,000	1,966,340
	Black Hills Corp., 1.037% due 8/23/2024	1,988,000	1,951,123
[a]	CenterPoint Energy, Inc., 6.004% (SOFRINDX + 0.65%) due 5/13/2024	795,000	794,976
	Cleveland Electric Illuminating Co., 5.50% due 8/15/2024	1,000,000	997,910
[a]	DTE Energy Co., 4.22% due 11/1/2024	907,000	898,855
[b,c]	Enel Finance International NV, 6.80% due 10/14/2025	1,000,000	1,020,420
	Eversource Energy, 4.20% due 6/27/2024	1,548,000	1,541,777
[c]	Jersey Central Power & Light Co., 4.70% due 4/1/2024	2,000,000	2,000,000
[a]	Mississippi Power Co., Series A, 5.666% (SOFR + 0.30%) due 6/28/2024	750,000	749,400
	NextEra Energy Capital Holdings, Inc., 4.255% due 9/1/2024	750,000	745,260
[c]	Niagara Mohawk Power Corp., 3.508% due 10/1/2024	1,750,000	1,727,355
	Oncor Electric Delivery Co. LLC, 2.75% due 6/1/2024	500,000	497,350
	Vistra Operations Co. LLC,
[c]	3.55% due 7/15/2024	1,000,000	992,100
[c]	4.875% due 5/13/2024	1,000,000	998,580
			20,291,401
	Total Corporate Bonds (Cost $126,177,084)		126,272,668
	Long-Term Municipal Bonds — 0.0%
	New Jersey Transportation Trust Fund Authority, ETM, Series B, 2.631% due 6/15/2024	25,000	24,852
	Total Long-Term Municipal Bonds (Cost $25,000)		24,852
	Short-Term Investments — 9.7%
[d]	Thornburg Capital Management Fund	2,576,715	25,767,151
	Total Short-Term Investments (Cost $25,767,151)		25,767,151
	Total Investments — 99.5% (Cost $263,379,558)		$263,613,877
	Other Assets Less Liabilities — 0.5%		1,267,728
	Net Assets — 100.0%		$264,881,605

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $117,175,415, representing 44.24% of the Fund’s net assets.
d	Investment in Affiliates.
22 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2024 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
DAC	Designated Activity Company
ETM	Escrowed to Maturity
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFR90A	Secured Overnight Financing Rate 90-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 23

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 17.1%
	U.S. Treasury Inflation-Indexed Bonds,
	1.75% due 1/15/2028	$ 2,446,348	$ 2,427,605
	2.375% due 1/15/2025	395,890	395,517
	U.S. Treasury Inflation-Indexed Notes,
	0.125% due 4/15/2027 - 1/15/2031	13,522,610	12,226,149
	0.50% due 4/15/2024	405,920	406,240
	U.S. Treasury Notes,
	1.875% due 2/15/2032	2,050,000	1,731,930
	3.375% due 5/15/2033	5,270,000	4,938,978
	3.50% due 2/15/2033	1,700,000	1,610,750
	4.00% due 2/28/2030	2,300,000	2,273,047
	4.50% due 11/15/2033	580,000	593,141
	Total U.S. Treasury Securities (Cost $26,457,537)		26,603,357
	U.S. Government Agencies — 6.9%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	131,030	128,898
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), 2.291% due 6/30/2027	978,158	921,164
[a]	MSN 41079 & 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	72,593	72,045
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	2.46% due 12/15/2025	500,000	465,775
[a,b]	5.926% (TSFR3M + 0.61%) due 4/15/2025	437,500	428,627
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	700,000	668,661
[a]	2.512% due 1/15/2026	1,055,000	1,015,437
	Small Business Administration Participation Certificates,
	Series 2005-20H Class 1, 5.11% due 8/1/2025	13,111	13,012
	Series 2007-20D Class 1, 5.32% due 4/1/2027	47,856	47,536
	Series 2007-20F Class 1, 5.71% due 6/1/2027	32,993	32,903
	Series 2007-20I Class 1, 5.56% due 9/1/2027	98,508	98,160
	Series 2007-20K Class 1, 5.51% due 11/1/2027	85,367	84,969
	Series 2008-20G Class 1, 5.87% due 7/1/2028	176,247	176,311
	Series 2011-20G Class 1, 3.74% due 7/1/2031	330,595	318,157
	Series 2011-20K Class 1, 2.87% due 11/1/2031	585,804	547,815
	Series 2014-20H Class 1, 2.88% due 8/1/2034	373,361	345,037
	Series 2015-20B Class 1, 2.46% due 2/1/2035	356,523	325,791
	Series 2015-20G Class 1, 2.88% due 7/1/2035	709,833	655,539
	Series 2015-20I Class 1, 2.82% due 9/1/2035	744,172	684,303
	Series 2017-20I Class 1, 2.59% due 9/1/2037	1,653,187	1,490,510
	Series 2017-20K Class 1, 2.79% due 11/1/2037	822,990	749,067
	Thirax 1 LLC (Guaranty: Export-Import Bank of the United States), 0.968% due 1/14/2033	1,144,822	968,783
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	520,834	504,433
[a,b]	Washington Aircraft 2 Co DAC (Guaranty: Export-Import Bank of the United States), 6.004% (TSFR3M + 0.69%) due 6/26/2024	52,284	52,306
	Total U.S. Government Agencies (Cost $11,657,300)		10,795,239
	Mortgage Backed — 67.4%
[b,c]	Federal Agricultural Mortgage Corp. Mtg Trust, Whole Loan Securities Trust CMO, Seies 2021-1 Class A, 2.18% due 1/25/2051	4,169,892	3,281,173
	Federal Home Loan Mtg Corp.,
[b]	Pool 1L0049, 6.717% (H15T1Y + 2.15%) due 2/1/2046	1,389,729	1,408,909
	Pool D98887, 3.50% due 1/1/2032	194,016	186,821
	Pool E09025, 2.50% due 3/1/2028	30,449	29,232
	Pool G13804, 5.00% due 3/1/2025	6,658	6,612
	Pool G16710, 3.00% due 11/1/2030	850,771	816,312
	Pool J11371, 4.50% due 12/1/2024	7,074	7,018
	Pool J21208, 2.50% due 11/1/2027	547,680	528,616
	Pool J37586, 3.50% due 9/1/2032	138,388	133,146
	Pool RE6097, 2.00% due 5/1/2051	2,069,033	1,592,643
	Pool RE6119, 2.50% due 12/1/2051	1,779,505	1,440,433
	Pool SE9046, 3.00% due 12/1/2051	2,101,022	1,807,165
	Pool T61943, 3.50% due 8/1/2045	88,134	79,869
	Pool T65457, 3.00% due 1/1/2048	396,544	344,872
	Federal Home Loan Mtg Corp., CMO REMIC,
24 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 3922 Class PQ, 2.00% due 4/15/2041	$ 63,084	$ 60,074
[b]	Series 4105 Class FG, 5.833% (SOFR30A + 0.51%) due 9/15/2042	476,077	465,728
	Series 4120 Class TC, 1.50% due 10/15/2027	288,387	273,396
	Series 4120 Class UE, 2.00% due 10/15/2027	345,217	328,931
	Federal Home Loan Mtg Corp., Multifamily Structured Pass-Through Certificates, CMBS,
	Series K042 Class A1, 2.267% due 6/25/2024	116,865	116,074
	Series K043 Class A2, 3.062% due 12/25/2024	1,330,570	1,307,993
[b]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,224,345
	Series K055 Class A1, 2.263% due 4/25/2025	12,564	12,416
[b]	Series K061 Class A2, 3.347% due 11/25/2026	287,862	277,872
[b]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	171,567
	Series K071 Class A2, 3.286% due 11/25/2027	2,000,000	1,907,595
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	114,990
	Series K073 Class A2, 3.35% due 1/25/2028	3,000,000	2,863,070
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	528,681
	Series K729 Class A2, 3.136% due 10/25/2024	2,971,873	2,930,997
[b]	Series K730 Class A2, 3.59% due 1/25/2025	180,024	177,501
	Series KHG1 Class A3, 3.341% due 12/25/2027	300,000	286,754
	Series KJ46 Class A2, 4.796% due 10/25/2031	216,000	216,747
[b]	Series KJ47 Class A2, 5.43% due 6/25/2031	149,000	153,740
	Series KJ48 Class A2, 5.028% due 10/25/2031	379,000	384,678
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
	Series 2017-4 Class MT, 3.50% due 6/25/2057	580,400	517,240
	Series 2018-4 Class MA, 3.50% due 3/25/2058	705,963	662,002
	Series 2022-1 Class MTU, 3.25% due 11/25/2061	1,016,544	872,892
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6808, 3.00% due 2/1/2052	2,083,267	1,800,100
	Pool RD5043, 2.00% due 12/1/2030	1,765,150	1,629,213
	Pool SB8010, 2.50% due 10/1/2034	514,809	471,106
	Pool SB8030, 2.00% due 12/1/2034	790,178	701,529
	Pool SB8118, 1.50% due 9/1/2036	1,273,767	1,104,852
	Pool SB8502, 2.00% due 8/1/2035	478,796	427,777
	Pool SD4175, 2.50% due 6/1/2052	1,820,184	1,506,493
	Pool ZS4730, 3.50% due 8/1/2047	754,345	686,953
	Pool ZS7299, 3.00% due 10/1/2030	447,079	427,822
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	193,305	173,319
	Series 2016-SC01 Class 1A, 3.00% due 7/25/2046	762,372	658,886
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	239,079	214,251
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	144,403	128,746
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	1,376,278	1,154,787
	Series 2017-SC01 Class 2A, 3.50% due 12/25/2046	461,223	400,242
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	294,056	252,128
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	139,748	122,935
	Federal National Mtg Assoc.,
[b]	Pool 895572, 6.07% (RFUCCT1Y + 1.82%) due 6/1/2036	61,382	62,485
	Pool BF0130, 3.50% due 8/1/2056	321,482	286,374
	Pool BF0144, 3.50% due 10/1/2056	456,788	410,637
[b]	Pool BH4524, 2.178% (5-Yr. CMT + 1.150%) due 6/1/2046	1,439,779	1,337,936
[b]	Pool BM6885, 1.617% (2.20% - SOFR30A) due 12/1/2051	494,809	442,248
	Pool BM6983, 3.00% due 3/1/2052	1,803,078	1,508,251
[b]	Pool CB2214, 1.527% (2.20% - SOFR30A) due 11/1/2051	525,766	470,187
	Federal National Mtg Assoc., CMBS,
[b]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	288,983	282,720
[b]	Series 2018-SB47 Class A5H, 6.135% (SOFR30A + 0.81%) due 1/25/2038	331,070	326,133
	Federal National Mtg Assoc., CMO REMIC,
[b]	Series 2009-17 Class AH, 0.509% due 3/25/2039	189,013	143,395
	Series 2011-70 Class CA, 3.00% due 8/25/2026	482,435	469,872
[b]	Series 2013-81 Class FW, 5.735% (SOFR30A + 0.41%) due 1/25/2043	819,954	803,292
[b]	Series 2013-92 Class FA, 5.985% (SOFR30A + 0.66%) due 9/25/2043	563,787	549,543
	Federal National Mtg Assoc., Grantor Trust, CMO, Series 2017-T1 Class A, 2.898% due 6/25/2027	990,750	933,182
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	149,992	147,477
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool AJ1752, 3.50% due 9/1/2026	$ 217,202	$ 211,748
	Pool AL6582, 3.50% due 4/1/2030	334,149	323,712
	Pool AL7801, 2.50% due 11/1/2030	1,260,023	1,192,350
	Pool AL9445, 3.00% due 7/1/2031	9,867	9,433
	Pool AL9821, 2.50% due 1/1/2032	1,542,502	1,453,704
	Pool AS9749, 4.00% due 6/1/2047	282,012	265,591
	Pool AU2669, 2.50% due 10/1/2028	374,945	358,319
	Pool AZ3778, 3.00% due 4/1/2030	762,590	732,430
	Pool BM4153, 3.00% due 6/1/2033	1,043,981	987,053
	Pool BM4864, 3.50% due 5/1/2033	669,695	645,359
	Pool CA0942, 2.50% due 12/1/2032	687,873	641,167
	Pool CA4102, 3.50% due 8/1/2029	466,739	448,650
	Pool CA5271, 2.50% due 3/1/2035	963,174	888,346
	Pool CA5282, 3.00% due 3/1/2035	1,979,491	1,859,218
	Pool CA7535, 1.50% due 10/1/2030	1,982,824	1,811,646
	Pool FM1523, 2.50% due 8/1/2029	426,113	402,376
	Pool FM2831, 2.50% due 5/1/2032	1,161,171	1,097,938
	Pool FM3494, 2.50% due 4/1/2048	1,097,551	936,210
	Pool FM4936, 2.00% due 12/1/2035	1,231,783	1,099,008
	Pool FM5458, 1.50% due 12/1/2035	1,210,646	1,053,198
	Pool FS0916, 3.00% due 3/1/2052	2,617,649	2,252,820
	Pool FS6096, 2.00% due 3/1/2037	3,331,178	2,967,319
	Pool FS6130, 2.50% due 7/1/2052	1,174,050	971,714
	Pool FS6157, 3.00% due 9/1/2052	7,032,960	6,057,285
	Pool FS6212, 1.50% due 5/1/2032	365,835	333,353
	Pool MA2353, 3.00% due 8/1/2035	583,307	542,293
	Pool MA3465, 4.00% due 9/1/2038	330,297	317,229
	Pool MA3681, 3.00% due 6/1/2034	279,107	261,912
	Pool MA3826, 3.00% due 11/1/2029	560,106	529,110
	Pool MA3896, 2.50% due 1/1/2035	87,415	79,994
	Pool MA4148, 2.00% due 10/1/2030	412,040	380,308
	Pool MA4390, 2.00% due 7/1/2031	2,967,257	2,737,584
	Government National Mtg Assoc.,
[b]	Pool 894205, 3.625% (H15T1Y + 1.50%) due 8/20/2039	78,991	77,126
[b]	Pool MA0100, 3.875% (H15T1Y + 1.50%) due 5/20/2042	156,192	155,664
	Pool MA0907, 2.00% due 4/20/2028	350,170	333,081
	Government National Mtg Assoc., CMBS,
	Series 2022-147 Class B, 2.20% due 10/16/2063	1,250,000	920,097
	Series 2023-104 Class AD, 4.00% due 1/16/2065	422,389	397,474
	Government National Mtg Assoc., CMO,
	Series 2016-H04 Class HA, 2.25% due 7/20/2065	863,244	835,909
	Series 2017-186 Class VA, 3.00% due 2/20/2031	1,732,073	1,674,224
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	878,062	813,149
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	2,583,114	2,279,281
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	1,111,093	1,008,247
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	611,098	558,471
	Series 2018-3 Class HA, 3.00% due 8/25/2057	826,175	749,482
[b]	Series 2018-3 Class MA, 3.50% due 8/25/2057	898,025	850,200
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,028,850	930,384
	Series 2019-1 Class MA, 3.50% due 7/25/2058	1,936,801	1,819,905
	Series 2019-2 Class MA, 3.50% due 8/25/2058	1,740,336	1,627,008
	Series 2019-3 Class MA, 3.50% due 10/25/2058	684,592	641,155
	Series 2019-4 Class MA, 3.00% due 2/25/2059	1,053,103	956,759
	Series 2020-1 Class MA, 2.50% due 8/25/2059	1,556,287	1,398,885
	Series 2020-2 Class MA, 2.00% due 11/25/2059	1,523,723	1,330,901
	Series 2020-3 Class MA, 2.00% due 5/25/2060	502,796	436,895
	Series 2020-3 Class MT, 2.00% due 5/25/2060	627,098	493,672
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO,
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	1,831,649	1,641,671
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	1,831,649	1,627,056
	Total Mortgage Backed (Cost $112,871,164)		104,958,048
26 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Corporate Bonds — 1.9%
	Utilities — 1.9%
	Electric Utilities — 1.9%
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	3,604,619	$ 2,979,910
			2,979,910
	Total Corporate Bonds (Cost $3,503,952)		2,979,910
	Short-Term Investments — 3.4%
	Federal Home Loan Bank Discount Notes, due 4/1/2024	222,000	221,867
	U.S. Treasury Bills
	5.332% due 4/25/2024	1,000,000	996,509
	5.356% due 4/2/2024	1,000,000	999,854
	5.361% due 4/11/2024	1,000,000	998,538
	5.363% due 4/9/2024	1,000,000	998,829
	5.366% due 4/23/2024	1,000,000	996,779
	Total Short-Term Investments (Cost $5,212,509)		5,212,376
	Total Investments — 96.7% (Cost $159,702,462)		$150,548,930
	Other Assets Less Liabilities — 3.3%		5,149,814
	Net Assets — 100.0%		$155,698,744

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $6,261,083, representing 4.02% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DAC	Designated Activity Company
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
RFUCCT1Y	Refinitiv USD Interbank Offered Rate Consumer Cash Fallbacks Term 1 Year
SOFR30A	Secured Overnight Financing Rate 30-Day Average
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 27

Schedule of Investments
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 15.9%
	U.S. Treasury Inflation-Indexed Bonds,
	1.75% due 1/15/2028	$105,880,341	$ 105,069,129
	2.375% due 1/15/2025	21,268,466	21,248,436
	U.S. Treasury Inflation-Indexed Notes,
	0.125% due 4/15/2027 - 1/15/2032	306,936,462	279,036,261
	0.50% due 4/15/2024	14,664,464	14,676,048
	1.125% due 1/15/2033	7,189,533	6,751,000
	1.25% due 4/15/2028	23,747,955	23,088,137
	1.375% due 7/15/2033	5,589,392	5,369,660
	U.S. Treasury Notes,
	1.25% due 5/31/2028	25,000,000	22,121,094
	2.75% due 8/15/2032	188,537,000	169,182,499
	3.25% due 6/30/2029	20,730,000	19,774,477
	3.50% due 2/15/2033	60,245,000	57,082,137
	3.875% due 8/15/2033	268,724,000	261,753,971
	4.00% due 2/15/2034	48,300,000	47,515,125
	4.625% due 9/30/2028	4,200,000	4,261,359
	Total U.S. Treasury Securities (Cost $1,016,074,606)		1,036,929,333
	U.S. Government Agencies — 0.4%
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	5.926% (TSFR3M + 0.61%) due 4/15/2025	1,295,000	1,268,738
[b]	6.50% due 1/23/2029	10,007,000	8,941,955
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[b]	2.06% due 1/15/2026	300,000	286,569
[b]	2.512% due 1/15/2026	1,300,000	1,251,250
	Santa Rosa Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	137,118	136,234
	Small Business Administration Participation Certificates,
	Series 2008-20D Class 1, 5.37% due 4/1/2028	227,952	226,780
	Series 2009-20E Class 1, 4.43% due 5/1/2029	131,860	129,454
	Series 2009-20K Class 1, 4.09% due 11/1/2029	976,670	955,318
	Series 2011-20E Class 1, 3.79% due 5/1/2031	1,246,468	1,205,301
	Series 2011-20F Class 1, 3.67% due 6/1/2031	263,633	253,656
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,322,381	1,272,626
	Series 2011-20I Class 1, 2.85% due 9/1/2031	2,536,123	2,363,136
	Series 2011-20K Class 1, 2.87% due 11/1/2031	2,280,241	2,132,370
	Series 2012-20D Class 1, 2.67% due 4/1/2032	1,957,696	1,815,165
	Series 2012-20J Class 1, 2.18% due 10/1/2032	1,673,513	1,525,986
	Series 2012-20K Class 1, 2.09% due 11/1/2032	1,155,388	1,059,344
	Total U.S. Government Agencies (Cost $27,002,932)		24,823,882
	Other Government — 0.1%
[b,c]	Bermuda Government International Bonds, 2.375% due 8/20/2030	6,800,000	5,696,292
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[b,c]	2.004% due 9/18/2024	662,213	653,889
[b,c]	2.581% due 11/11/2024	724,297	716,783
[b,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	843,836	826,327
[b]	Sharjah Sukuk Program Ltd., 4.226% due 3/14/2028	2,000,000	1,917,880
	Total Other Government (Cost $11,132,444)		9,811,171
	Mortgage Backed — 26.6%
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-2 Class A3, 5.00% due 1/26/2065	4,474,236	4,374,106
[a,c]	Series 2023-1 Class A1, 4.75% due 9/26/2067	13,764,643	13,282,480
[a,c]	Series 2023-2 Class A1, 4.65% due 10/25/2067	4,916,919	4,727,773
[a,b,c]	Arbor Realty Commercial Real Estate Notes Ltd., CMBS, Series 2022-FL1 Class A, 6.769% (SOFR30A + 1.45%) due 1/15/2037	20,000,000	19,843,766
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	3,798,012	3,609,884
[a,c]	Series 2019-1 Class A3, 4.208% due 1/25/2049	1,987,657	1,897,337
[a,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	1,653,687	1,554,188
28 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	$ 4,005,322	$ 3,691,390
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	5,767,408
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	4,500,000	3,731,242
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	3,189,000	2,672,466
[a,c]	Series 2021-1R Class A1, 1.175% due 10/25/2048	8,058,232	6,961,131
[c]	Series 2022-1 Class M1, 3.65% due 12/25/2056	7,338,000	5,139,586
[a,c]	BPR Trust, CMBS, Series 2023-BRK2 Class A, 6.899% due 11/5/2028	4,250,000	4,408,252
[c]	BRAVO Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	435,772	428,669
[a,c]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class A3, 3.253% due 2/25/2055	3,285,000	3,073,418
[c]	Century Plaza Towers, CMBS, Series 2019-CPT Class A, 2.865% due 11/13/2039	4,600,000	3,947,542
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[a,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	1,755,808	1,583,973
[a,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	2,158,110	1,944,844
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2022-1 Class A1, 3.007% due 1/25/2067	13,145,542	12,060,004
[a,c]	Series 2022-2 Class M1, 4.609% due 3/25/2067	14,163,000	11,864,937
[a,c]	Series 2023-1 Class A1, 7.065% due 3/25/2058	8,751,183	8,774,255
[a,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 2018-INV1 Class A4, 4.00% due 8/25/2048	700,180	647,481
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a]	Series 2004-HYB2 Class B1, 6.104% due 3/25/2034	44,486	34,053
[a,c]	Series 2014-A Class A, 4.00% due 1/25/2035	457,996	431,866
[a,c]	Series 2014-J1 Class B4, 3.627% due 6/25/2044	1,489,969	1,183,610
[a,c]	Series 2021-J2 Class A7A, 2.50% due 7/25/2051	22,203,538	19,276,764
	CSMC Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2013-HYB1 Class B3, 6.794% due 4/25/2043	69,824	69,619
[a,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	8,616,217	6,848,229
[a,c]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	10,559,515	8,691,486
[a,c]	Series 2021-NQM8 Class-A1, 1.841% due 10/25/2066	2,135,818	1,813,878
[a,c]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	11,294,525	10,820,529
[a,c]	Series 2022-NQM1 Class A1, 2.265% due 11/25/2066	12,306,501	10,625,867
[c]	DataBank Issuer LLC, CMBS, Series 2024-1A Class A2, 5.30% due 1/26/2054	13,300,000	12,612,564
[c]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	3,020,000	2,577,188
[a,c]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	2,897,782	2,648,819
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-2 Class A1, 2.739% due 11/25/2059	2,974,320	2,799,346
[a,c]	Series 2021-2 Class A1, 0.931% due 6/25/2066	10,149,598	8,078,485
[a,c]	Series 2022-1 Class A1, 2.206% due 1/25/2067	17,429,092	14,790,151
[a,c,d]	FARM Mortgage Trust, Whole Loan Securities Trust CMO, Series 2024-1 Class A, 4.721% due 10/1/2053	7,915,000	7,536,437
	Federal Home Loan Mtg Corp.,
[a]	Pool 1L0322, 4.053% (H15T1Y + 2.07%) due 2/1/2048	2,357,052	2,366,407
[a]	Pool 760025, 3.662% (5-Yr. CMT + 1.310%) due 10/1/2047	3,264,764	3,123,015
[a]	Pool 841097, 3.061% (5-Yr. CMT + 1.300%) due 9/1/2048	4,989,762	4,722,372
[a]	Pool 841362, 1.717% (2.15% - SOFR30A) due 2/1/2052	6,278,994	5,569,682
[a]	Pool 841377, 1.947% (2.23% - SOFR30A) due 4/1/2052	6,528,958	5,735,977
[a]	Pool 841463, 2.154% (2.18% - SOFR30A) due 7/1/2052	14,743,201	12,794,781
	Pool D98887, 3.50% due 1/1/2032	649,468	625,383
	Pool G16710, 3.00% due 11/1/2030	230,763	221,416
	Pool RE6097, 2.00% due 5/1/2051	26,169,128	20,143,749
	Pool SE9046, 3.00% due 12/1/2051	22,577,724	19,419,913
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	175,898	179,505
	Series 3922 Class PQ, 2.00% due 4/15/2041	94,626	90,111
	Series 4120 Class TC, 1.50% due 10/15/2027	374,472	355,007
	Federal Home Loan Mtg Corp., Multifamily Structured Pass-Through Certificates, CMBS,
	Series K071 Class A2, 3.286% due 11/25/2027	4,420,000	4,215,786
	Series KJ46 Class A2, 4.796% due 10/25/2031	8,741,000	8,771,209
[a]	Series KJ47 Class A2, 5.43% due 6/25/2031	5,968,000	6,157,843
	Series KJ48 Class A2, 5.028% due 10/25/2031	15,306,000	15,535,296
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6808, 3.00% due 2/1/2052	11,512,131	9,947,350
	Pool RA7373, 3.00% due 5/1/2052	5,626,772	4,865,169
	Pool SD1374, 3.00% due 3/1/2052	14,172,768	12,195,333
	Pool SD4175, 2.50% due 6/1/2052	131,325,148	108,692,515
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pool SD8367, 5.50% due 10/1/2053	$ 6,715,881	$ 6,677,724
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	916,469	821,294
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	8,311,567	6,973,950
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	532,788	468,691
	Federal National Mtg Assoc.,
[a]	Pool BH4523, 1.852% (5-Yr. CMT + 1.150%) due 4/1/2047	5,340,197	4,979,664
[a]	Pool BH4524, 2.178% (5-Yr. CMT + 1.150%) due 6/1/2046	10,070,134	9,357,819
[a]	Pool BM6929, 1.92% (2.13% - SOFR30A) due 7/1/2051	4,569,704	4,162,286
	Pool BM7067, 2.50% due 6/1/2051	3,326,615	2,693,345
[a]	Pool BO9998, 2.744% (H15T1Y + 2.03%) due 3/1/2048	4,044,902	3,825,360
[a]	Pool BU9934, 1.844% (2.37% - SOFR30A) due 2/1/2052	9,211,614	7,981,198
[a]	Pool CB2214, 1.527% (2.20% - SOFR30A) due 11/1/2051	5,296,901	4,736,955
	Federal National Mtg Assoc., CMO REMIC,
[a]	Series 2009-17 Class AH, 0.509% due 3/25/2039	315,022	238,991
	Series 2012-129 Class LA, 3.50% due 12/25/2042	1,235,666	1,129,632
[a]	Series 2013-81 Class FW, 5.735% (SOFR30A + 0.41%) due 1/25/2043	2,979,276	2,918,738
	Federal National Mtg Assoc., Grantor Trust, CMO, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,833,504	16,797,283
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	390,127	383,584
	Pool AS9749, 4.00% due 6/1/2047	8,098	7,626
	Pool BM4324, 3.50% due 7/1/2033	2,081,402	2,001,205
	Pool BP9550, 2.50% due 7/1/2035	7,768	7,148
	Pool BP9589, 2.50% due 8/1/2035	609,744	561,033
	Pool FS5447, 2.50% due 9/1/2052	41,973,933	34,859,113
	Pool FS6130, 2.50% due 7/1/2052	19,061,574	15,776,495
	Pool FS6157, 3.00% due 9/1/2052	125,030,409	107,685,069
	Pool FS6212, 1.50% due 5/1/2032	2,315,414	2,109,827
	Pool MA3465, 4.00% due 9/1/2038	2,962,101	2,844,909
	Pool MA4390, 2.00% due 7/1/2031	1,097,885	1,012,906
	Pool MA5138, 5.50% due 9/1/2053	4,789,458	4,762,569
	Pool MA5139, 6.00% due 9/1/2053	4,269,753	4,306,857
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	1,361,300	1,231,703
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-NQM3 Class A1, 3.686% due 11/25/2059	3,514,990	3,303,302
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	8,839,831	8,290,775
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	19,066,003	17,204,755
[a,c]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	11,913,048	9,579,432
	Government National Mtg Assoc., CMBS, Series 2023-104 Class AD, 4.00% due 1/16/2065	23,241,318	21,870,397
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., CMBS, Series 2021-FL3 Class A, 6.46% (TSFR1M + 1.13%) due 7/15/2039	13,382,000	13,227,671
	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-PJ2 Class B3, 3.55% due 7/25/2050	5,039,361	4,242,216
[a,c]	Series 2023-CCM1 Class A1, 6.65% due 8/25/2053	12,067,330	12,107,842
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2023-PJ2 Class A4, 5.50% due 5/25/2053	3,622,134	3,555,920
[a,c]	Series 2024-RPL2 Class A1, 3.75% due 7/25/2061	5,219,141	4,919,759
[a,c]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,344,229	5,265,967
[c]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	12,383,750	11,974,720
[a,c]	Hudson Yards Mortgage Trust, CMBS, Series 2019-55HY Class A, 2.943% due 12/10/2041	5,870,000	5,144,248
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	15,100,977	12,527,580
[a,c]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	20,286,811	16,934,986
[a,c]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	34,465,106	30,313,237
[a,c]	Series 2022-NQM2 Class A1, 3.638% due 3/25/2067	21,299,160	19,605,494
[a,c]	Series 2022-NQM4 Class A1, 4.767% due 6/25/2067	26,258,414	25,975,023
	JP Morgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2014-IVR3 Class B4, 6.163% due 9/25/2044	1,940,616	1,945,903
[a,c]	Series 2018-3 Class B2, 3.709% due 9/25/2048	2,357,577	2,145,992
[a,c]	Series 2018-6 Class B2, 3.888% due 12/25/2048	960,978	863,550
[a,c]	Series 2019-5 Class B3, 4.454% due 11/25/2049	7,777,393	7,132,599
[a,c]	Series 2019-HYB1 Class B3, 4.924% due 10/25/2049	5,499,072	5,372,513
[a,c]	Series 2019-INV2 Class B3A, 3.71% due 2/25/2050	9,038,944	7,653,582
[a,c]	Series 2021-LTV2 Class A1, 2.52% due 5/25/2052	33,712,732	27,718,778
30 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	$ 12,711,717	$ 10,793,206
[a,c]	Series 2022-2 Class A6A, 2.50% due 8/25/2052	30,243,238	26,857,820
[a,c]	Series 2022-DSC1 Class A1, 4.75% due 1/25/2063	8,679,264	8,261,789
[a]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.92% due 8/25/2034	113,604	107,988
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	976,990	944,445
	MFA Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-NQM3 Class A1, 1.014% due 1/26/2065	2,719,315	2,472,346
[a,c]	Series 2021-AEI1 Class A4, 2.50% due 8/25/2051	15,786,905	13,509,047
[a,c]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	2,927,229	2,719,100
[a,c]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	22,046,185	18,840,322
[a,c]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,995,000	4,178,286
[a,c]	Series 2022-NQM1 Class A3, 4.20% due 12/25/2066	13,129,000	10,921,105
[a,c]	Series 2022-NQM2 Class A1, 4.00% due 5/25/2067	5,774,119	5,500,576
[a,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	17,973,895	17,024,034
[a,c]	Mill City Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2023-NQM1 Class A1, 6.05% due 10/25/2067	13,294,268	13,200,091
	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,071,431
[a,c]	Morgan Stanley Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2024-NQM1 Class A1, 6.152% due 12/25/2068	14,398,289	14,390,864
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	2,690,840	2,539,422
[a,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	3,269,033	3,081,985
[a,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	3,512,261	3,313,769
[a,c]	Series 2017-5A Class A1, 6.944% (TSFR1M + 1.61%) due 6/25/2057	246,359	246,378
[a,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	1,533,268	1,450,673
[a,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	1,906,691	1,804,127
[a,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	3,322,598	3,210,096
[a,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	1,980,166	1,874,322
[a,c]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	37,992,043	34,786,196
[c]	NYC Commercial Mortgage Trust, CMBS, Series 2021-909 Class A, 2.941% due 4/10/2043	4,900,000	4,006,678
[c]	One Bryant Park Trust, CMBS, Series 2019-OBP Class A, 2.516% due 9/15/2054	7,655,652	6,540,790
[a,c]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	43,857,884	35,684,195
[a,c]	PRET Trust, Whole Loan Securities Trust CMO, Series 2024-RPL1 Class A1, 3.90% due 10/25/2063	3,870,000	3,624,159
	PRKCM Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	28,111,010	22,977,165
[a,c]	Series 2021-AFC2 Class A1, 2.071% due 11/25/2056	16,193,988	13,726,740
[a,c]	PRPM Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A1, 4.40% due 4/25/2067	30,894,154	30,031,910
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	238,179	238,179
[a,c]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	48,598,659	41,814,332
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.466% due 2/25/2050	3,036,840	2,599,235
[c]	Retained Vantage Data Centers Issuer LLC, CMBS, Series 2023-1A Class A2A, 5.00% due 9/15/2048	12,300,000	11,871,644
	Seasoned Credit Risk Transfer Trust, Series 2024-1 Class MT, 3.00% due 11/25/2063	7,987,050	6,652,963
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-1 Class HA, 3.00% due 1/25/2056	4,181,881	3,848,244
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	7,327,606	6,785,888
[a]	Series 2017-4 Class HT, 3.25% due 6/25/2057	6,924,287	6,109,834
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	4,416,594	4,007,782
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	9,777,562	8,935,538
	Series 2018-3 Class HA, 3.00% due 8/25/2057	11,896,922	10,792,538
[a]	Series 2018-3 Class MA, 3.50% due 8/25/2057	7,600,543	7,195,764
	Series 2018-4 Class HA, 3.00% due 3/25/2058	10,118,516	9,150,125
	Series 2019-1 Class MA, 3.50% due 7/25/2058	19,512,387	18,334,713
	Series 2019-2 Class MA, 3.50% due 8/25/2058	20,847,128	19,489,595
	Series 2019-3 Class MA, 3.50% due 10/25/2058	9,663,708	9,050,550
	Series 2019-4 Class MA, 3.00% due 2/25/2059	16,247,546	14,761,126
	Series 2020-1 Class MA, 2.50% due 8/25/2059	2,674,602	2,404,095
	Series 2020-2 Class MA, 2.00% due 11/25/2059	20,131,616	17,584,025
	Series 2020-3 Class MA, 2.00% due 5/25/2060	11,569,349	10,052,959
	Series 2020-3 Class MT, 2.00% due 5/25/2060	3,630,895	2,858,360
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO,
	Series 2019-2 Class A1C, 2.75% due 9/25/2029	14,662,614	13,472,527
	Series 2019-3 Class A1C, 2.75% due 11/25/2029	2,418,026	2,235,798
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	21,346,083	19,132,078
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	28,699,317	25,493,649
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[a]	Series 2013-6 Class B4, 3.516% due 5/25/2043	$ 716,584	$ 530,705
[a]	Series 2013-7 Class B4, 3.507% due 6/25/2043	408,200	303,347
[a,c]	Series 2023-3 Class A1, 6.00% due 9/25/2053	4,086,671	4,075,316
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	187,019	183,285
[a,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	324,994	319,038
[a,c]	Series 2020-2 Class A1, 1.381% due 5/25/2065	8,897,306	7,973,667
[a,c]	Series 2020-2 Class A2, 1.587% due 5/25/2065	1,728,742	1,556,666
[a,c]	Series 2020-2 Class A3, 1.895% due 5/25/2065	590,211	535,622
[a,c]	Series 2021-2 Class A1, 1.737% due 12/25/2061	14,470,453	11,675,716
[a,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	829,864	777,372
[c]	Stack Infrastructure Issuer LLC, CMBS, Series 2021-1A Class A2, 1.877% due 3/26/2046	7,500,000	6,915,471
[a,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	39,451,285	32,064,129
[a]	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 6.674% due 3/25/2033	262,877	262,877
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	68,882	68,593
[a,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	16,603	16,533
[a,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	229,265	222,804
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	10,462,049	10,119,861
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	6,202,523	6,058,589
[a,c]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	23,172,361	21,946,465
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	5,000,000	4,385,830
[a,c]	Series 2021-R1 Class A1, 0.82% due 10/25/2063	5,263,582	4,811,288
[a,c]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.475% due 4/25/2065	3,747,983	3,405,780
[a,c]	WB Commercial Mortgage Trust, CMBS, Series 2024-HQ Class A, 6.134% due 3/15/2040	4,050,000	4,071,669
[a,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.84% due 3/20/2045	1,027,439	940,601
	Total Mortgage Backed (Cost $1,841,743,180)		1,730,525,877
	Asset Backed Securities — 12.1%
	Auto Receivables — 1.9%
[c]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	1,768,659	1,763,395
[c]	ACM Auto Trust, Series 2023-2A Class A, 7.97% due 6/20/2030	5,573,260	5,612,787
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	614,656	607,764
[c]	Series 2024-1A Class A, 6.46% due 4/17/2028	3,755,000	3,760,589
[c]	Avid Automobile Receivables Trust, Series 2023-1 Class A, 6.63% due 7/15/2026	2,474,991	2,478,223
	BOF URSA VI Funding Trust I,
[c]	Series 2023-CAR1 Class B, 6.029% due 10/27/2031	2,684,548	2,678,081
[c]	Series 2023-CAR2 Class A2, 5.542% due 10/27/2031	5,205,366	5,180,199
[c]	Series 2023-CAR2 Class B, 6.029% due 10/27/2031	7,064,290	7,027,214
[c]	BOF VII AL Funding Trust I, Series 2023-CAR3 Class A2, 6.291% due 7/26/2032	9,575,478	9,628,077
	Carvana Auto Receivables Trust,
[c]	Series 2023-N1 Class A, 6.36% due 4/12/2027	4,494,910	4,504,603
[c]	Series 2023-N3 Class A, 6.41% due 9/10/2027	3,227,647	3,241,448
[c]	Series 2023-N4 Class A, 6.42% due 1/10/2028	7,841,052	7,885,112
[c]	CPS Auto Receivables Trust, Series 2020-B Class E, 7.38% due 6/15/2027	2,129,353	2,143,442
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	112,047	111,907
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	142,968	142,794
[c]	FHF Issuer Trust, Series 2024-1A Class A1, 5.769% due 3/17/2025	4,291,585	4,290,730
	FHF Trust,
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	3,738,769	3,638,335
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	3,004,037	2,922,292
[c]	Series 2023-1A Class A2, 6.57% due 6/15/2028	3,894,038	3,903,127
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	872,899	869,253
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	5,468,333	5,295,843
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	5,494,300	5,387,583
[c]	Series 2023-2A Class A2, 7.09% due 10/16/2028	4,113,474	4,145,903
[c]	Series 2023-3A Class A1, 6.03% due 10/15/2024	404,358	404,367
32 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Lobel Automobile Receivables Trust,
[c]	Series 2023-1 Class A, 6.97% due 7/15/2026	$ 2,628,179	$ 2,632,862
[c]	Series 2023-2 Class A, 7.59% due 4/16/2029	3,374,519	3,406,672
	Research-Driven Pagaya Motor Asset Trust,
[c]	Series 2023-3A Class A, 7.13% due 1/26/2032	15,517,918	15,610,788
[c]	Series 2023-4A Class A, 7.54% due 3/25/2032	8,868,838	8,967,902
[c]	SAFCO Auto Receivables Trust, Series 2024-1A Class A, 6.51% due 3/20/2028	6,802,649	6,811,419
[c]	Tricolor Auto Securitization Trust, Series 2023-1A Class A, 6.48% due 8/17/2026	1,913,653	1,914,955
			126,967,666
	Credit Card — 0.8%
[c]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	11,900,000	11,488,901
[c]	Brex Commercial Charge Card Master Trust, Series 2024-1 Class A1, 6.05% due 7/15/2027	8,627,000	8,620,402
[c]	Continental Finance Credit Card ABS Master Trust, Series 2020-1A Class A, 2.24% due 12/15/2028	11,736,008	11,592,855
[c]	Mercury Financial Credit Card Master Trust, Series 2023-1A Class A, 8.04% due 9/20/2027	14,600,000	14,725,330
[c]	Mission Lane Credit Card Master Trust, Series 2023-B Class A, 7.69% due 11/15/2028	5,000,000	5,072,616
			51,500,104
	Other Asset Backed — 6.6%
[c]	AFG ABS I LLC, Series 2023-1 Class A2, 6.30% due 9/16/2030	7,883,281	7,895,014
[c]	AMCR ABS Trust, Series 2023-1A Class A, 7.66% due 1/21/2031	4,144,899	4,169,699
[c]	Amur Equipment Finance Receivables X LLC, Series 2022-1A Class A2, 1.64% due 10/20/2027	13,011,280	12,704,003
	Aqua Finance Trust,
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	11,305,887	10,286,460
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	5,642,630
[c]	Series 2021-A Class A, 1.54% due 7/17/2046	9,513,699	8,328,131
[c]	Auxilior Term Funding LLC, Series 2023-1A Class A2, 6.18% due 12/15/2028	3,000,000	3,019,595
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	230,979	230,206
	BHG Securitization Trust,
[c]	Series 2021-B Class A, 0.90% due 10/17/2034	3,333,552	3,257,464
[c]	Series 2022-A Class A, 1.71% due 2/20/2035	10,628,964	10,470,218
[b,c]	CFG Investments Ltd., Series 2023-1 Class A, 8.56% due 7/25/2034	5,000,000	5,127,043
[c]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	2,659,768	2,533,264
[c]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	4,991,447	4,979,535
	Dext ABS LLC,
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	6,118,297	6,007,476
[c]	Series 2023-2 Class A2, 6.56% due 5/15/2034	4,982,373	5,011,880
[c]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	36,000,000	32,122,944
[c]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	27,894,000	24,890,151
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	2,835,670	1,928,119
	Entergy New Orleans Storm Recovery Funding I LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	948,864	943,711
[c]	EverBright Solar Trust, Series 2024-A Class A, 6.43% due 6/22/2054	9,540,000	9,511,950
[c]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/25/2049	9,855,000	9,742,909
	Foundation Finance Trust,
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	788,187	783,093
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	2,953,897	2,882,199
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	2,871,957
[c]	Series 2021-1A Class A, 1.27% due 5/15/2041	12,029,266	10,790,177
[c]	Series 2021-2A Class A, 2.19% due 1/15/2042	8,511,584	7,797,145
	Goldman Home Improvement Trust Issuer Trust,
[c]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	7,664,433	7,169,241
[c]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	3,898,103	3,803,174
[c]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	15,992,116	13,123,271
	GoodLeap Sustainable Home Solutions Trust,
[c]	Series 2021-3CS Class A, 2.10% due 5/20/2048	14,583,978	11,382,919
[c]	Series 2021-4GS Class A, 1.93% due 7/20/2048	9,664,402	7,379,686
[c]	Series 2021-5CS Class A, 2.31% due 10/20/2048	3,757,776	2,990,325
[a,c]	Gracie Point International Funding LLC, Series 2023-2A Class A, 7.608% (SOFR90A + 2.25%) due 3/1/2027	7,318,013	7,378,620
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	2,094,336	1,910,785
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	429,025	373,513
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	2,747,139	2,631,288
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	574,808	547,483
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	$ 2,810,564	$ 2,603,315
[c]	InStar Leasing III LLC, Series 2021-1A Class A, 2.30% due 2/15/2054	8,585,696	7,615,083
[c]	LendingPoint Asset Securitization Trust, Series 2022-B Class A, 4.77% due 10/15/2029	2,019,120	2,009,211
	LendingPoint Pass-Through Trust,
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	1,472,412	1,427,839
[c]	Series 2022-ST3 Class A, 4.00% due 5/15/2028	3,361,883	3,308,945
[c]	LL ABS Trust, Series 2021-1A Class A, 1.07% due 5/15/2029	395,163	393,841
[c]	Loanpal Solar Loan Ltd., Series 2021-1GS Class A, 2.29% due 1/20/2048	15,262,401	12,246,127
[c]	Marlette Funding Trust, Series 2022-3A Class A, 5.18% due 11/15/2032	812,204	810,778
[c]	Momnt Technologies Trust, Series 2023-1A Class A, 6.92% due 3/20/2045	5,707,672	5,742,758
	Mosaic Solar Loan Trust,
[c]	Series 2019-1A Class A, 4.37% due 12/21/2043	997,066	937,192
[c]	Series 2020-1A Class A, 2.10% due 4/20/2046	3,284,842	2,854,643
[c]	Oportun Funding XIV LLC, Series 2021-A Class A, 1.21% due 3/8/2028	2,257,275	2,188,238
[c]	Oportun Issuance Trust, Series 2022-A Class A, 5.05% due 6/9/2031	22,026,000	21,806,770
[c]	Pagaya AI Debt Selection Trust, Series 2021-HG1 Class A, 1.22% due 1/16/2029	2,470,521	2,409,677
	Pagaya AI Debt Trust,
[c]	Series 2022-1 Class A, 2.03% due 10/15/2029	5,877,741	5,812,947
[c]	Series 2022-2 Class A, 4.97% due 1/15/2030	3,176,077	3,160,535
[c]	Series 2023-1 Class A, 7.556% due 7/15/2030	3,224,547	3,239,389
[a,c]	Series 2023-5 Class AB, 7.31% due 4/15/2031	3,371,195	3,389,378
[c]	Series 2024-1 Class A, 6.66% due 7/15/2031	3,000,000	3,010,487
[c]	Pawnee Equipment Receivables LLC, Series 2021-1 Class A2, 1.10% due 7/15/2027	1,839,057	1,809,187
[c]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	958,753	957,329
[c]	PowerPay Issuance Trust, Series 2024-1A Class A, 6.53% due 2/18/2039	6,625,000	6,625,000
	Prosper Marketplace Issuance Trust,
[c]	Series 2023-1A Class A, 7.06% due 7/16/2029	1,565,284	1,570,628
[c]	Series 2024-1A Class A, 6.12% due 8/15/2029	7,500,000	7,498,685
[c]	Reach Financial LLC, Series 2023-1A Class A, 7.05% due 2/18/2031	1,390,448	1,395,793
[a,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	4,610,000	4,555,158
[c]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	2,639,732	2,622,017
[c]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	12,672,860	11,873,012
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	15,093,842	13,873,539
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	12,915,000	12,100,419
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	83,495	82,629
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	450,879	444,047
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	937,314	901,967
[c]	Series 2021-ST5 Class A, 2.00% due 7/20/2027	1,069,809	1,032,310
[c]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	1,318,671	1,275,805
[c]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	1,511,780	1,494,162
	Upstart Securitization Trust,
[c]	Series 2023-1 Class A, 6.59% due 2/20/2033	1,423,012	1,423,434
[c]	Series 2023-3 Class A, 6.90% due 10/20/2033	3,914,322	3,931,761
	Upstart Structured Pass-Through Trust,
[c]	Series 2022-1A Class A, 3.40% due 4/15/2030	13,441,302	13,185,440
[c]	Series 2022-4A Class A, 7.01% due 11/15/2030	2,685,420	2,689,789
			428,926,542
	Student Loan — 2.8%
	College Avenue Student Loans LLC,
[a,c]	Series 2021-A Class A1, 6.544% (TSFR1M + 1.21%) due 7/25/2051	7,386,442	7,329,495
[c]	Series 2021-A Class A2, 1.60% due 7/25/2051	1,708,130	1,499,150
[a,c]	Series 2021-C Class A1, 6.344% (TSFR1M + 1.01%) due 7/26/2055	11,953,218	11,608,106
	Commonbond Student Loan Trust,
[c]	Series 18-CGS Class A1, 3.87% due 2/25/2046	1,442,815	1,359,315
[c]	Series 2020-1 Class A, 1.69% due 10/25/2051	10,161,180	8,956,978
[c]	Series 2021-AGS Class A, 1.20% due 3/25/2052	8,288,053	6,858,262
[c]	Series 2021-BGS Class A, 1.17% due 9/25/2051	9,562,869	8,080,598
	Navient Private Education Refi Loan Trust,
[a,c]	Series 2019-D Class A2B, 6.49% (TSFR1M + 1.16%) due 12/15/2059	6,979,993	6,940,522
[c]	Series 2021-A Class A, 0.84% due 5/15/2069	2,667,239	2,329,142
[c]	Series 2022-BA Class A, 4.16% due 10/15/2070	19,309,776	18,452,029
34 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Navient Student Loan Trust,
[a]	Series 2014-1 Class A3, 5.945% (SOFR30A + 0.62%) due 6/25/2031	$ 3,744,290	$ 3,695,391
[a,c]	Series 2019-BA Class A2B, 6.42% (TSFR1M + 1.09%) due 12/15/2059	1,013,723	1,009,641
	Nelnet Student Loan Trust,
[a,c]	Series 2013-1A Class A, 6.035% (SOFR30A + 0.71%) due 6/25/2041	2,231,404	2,199,840
[a,c]	Series 2015-2A Class A2, 6.035% (SOFR30A + 0.71%) due 9/25/2042	17,429,085	17,122,647
[a,c]	Series 2015-3A Class A2, 6.035% (SOFR30A + 0.71%) due 2/27/2051	920,316	915,838
[a,c]	Series 2021-CA Class AFL, 6.183% (TSFR1M + 0.85%) due 4/20/2062	9,818,837	9,711,718
[a,c]	Series 2021-DA Class AFL, 6.133% (TSFR1M + 0.80%) due 4/20/2062	14,146,272	13,989,715
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 6.694% (TSFR1M + 1.36%) due 7/25/2051	1,579,999	1,567,067
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A2, 6.635% (SOFR30A + 1.31%) due 10/25/2034	7,170,895	7,194,098
[a]	Series 2013-6 Class A3, 6.085% (SOFR30A + 0.76%) due 6/26/2028	21,036,425	20,797,420
	SMB Private Education Loan Trust,
[a,c]	Series 2017-B Class A2B, 6.19% (TSFR1M + 0.86%) due 10/15/2035	542,091	539,360
[a,c]	Series 2021-D Class A1B, 6.04% (TSFR1M + 0.71%) due 3/17/2053	5,878,694	5,797,728
[a,c]	Series 2021-E Class A1B, 6.07% (TSFR1M + 0.74%) due 2/15/2051	16,961,795	16,731,487
[a,c]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 6.143% (TSFR1M + 0.81%) due 11/20/2061	4,449,079	4,430,793
			179,116,340
	Total Asset Backed Securities (Cost $823,378,247)		786,510,652
	Corporate Bonds — 36.1%
	Automobiles & Components — 0.7%
	Automobile Components — 0.1%
[b]	Aptiv plc/Aptiv Corp., 2.396% due 2/18/2025	5,434,000	5,278,805
	Automobiles — 0.6%
[a,c]	Daimler Truck Finance North America LLC, 6.111% (SOFR + 0.75%) due 12/13/2024	10,414,000	10,435,869
	Hyundai Capital America,
[c]	0.875% due 6/14/2024	8,710,000	8,621,768
[c]	1.00% due 9/17/2024	8,872,000	8,676,284
[c]	1.80% due 10/15/2025 - 1/10/2028	6,797,000	6,338,885
[c]	3.00% due 2/10/2027	2,105,000	1,975,795
[c]	5.30% due 3/19/2027	2,000,000	2,000,320
[b,c]	Kia Corp., 2.375% due 2/14/2025	4,800,000	4,667,712
			47,995,438
	Banks — 1.3%
	Banks — 1.3%
[a,b,c]	DNB Bank ASA, 5.896% (SOFRINDX + 1.95%) due 10/9/2026	7,500,000	7,537,650
	FNB Corp., 5.15% due 8/25/2025	5,748,000	5,661,723
	KeyBank NA, 5.00% due 1/26/2033	12,100,000	11,214,764
[a,b,c]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	13,033,000	11,883,098
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	4,023,000	3,799,120
	3.45% due 6/2/2025	4,453,000	4,328,850
[a]	6.174% (SOFR + 2.50%) due 1/9/2030	2,800,000	2,827,216
[b,c]	Sumitomo Mitsui Trust Bank Ltd., 5.65% due 3/9/2026	3,800,000	3,826,448
	Synchrony Bank, 5.40% due 8/22/2025	7,250,000	7,184,605
[a]	U.S. Bancorp, 5.775% (SOFR + 2.02%) due 6/12/2029	15,261,000	15,529,288
	Wells Fargo & Co.,
[a]	3.908% (SOFR + 1.32%) due 4/25/2026	8,792,000	8,629,260
[a]	4.808% (SOFR + 1.98%) due 7/25/2028	3,448,000	3,397,625
			85,819,647
	Capital Goods — 0.2%
	Machinery — 0.1%
	Regal Rexnord Corp.,
[c]	6.05% due 2/15/2026	4,906,000	4,935,436
[c]	6.30% due 2/15/2030	2,939,000	3,010,418
	Trading Companies & Distributors — 0.1%
	LKQ Corp., 6.25% due 6/15/2033	5,840,000	6,079,498
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
			14,025,352
	Commercial & Professional Services — 0.6%
	Commercial Services & Supplies — 0.6%
	Element Fleet Management Corp.,
[b,c]	5.643% due 3/13/2027	$ 4,400,000	$ 4,412,848
[b,c]	6.271% due 6/26/2026	11,400,000	11,534,178
[b,c]	6.319% due 12/4/2028	3,422,000	3,535,576
	Quanta Services, Inc., 0.95% due 10/1/2024	5,296,000	5,164,765
[c]	UL Solutions, Inc., 6.50% due 10/20/2028	12,800,000	13,342,720
			37,990,087
	Consumer Discretionary Distribution & Retail — 0.1%
	Specialty Retail — 0.1%
	Advance Auto Parts, Inc., 3.90% due 4/15/2030	5,231,000	4,744,988
			4,744,988
	Consumer Durables & Apparel — 0.0%
	Household Durables — 0.0%
[b,c]	Panasonic Holdings Corp., 2.679% due 7/19/2024	2,000,000	1,980,580
			1,980,580
	Consumer Services — 0.2%
	Hotels, Restaurants & Leisure — 0.2%
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	10,000,000	10,000,300
			10,000,300
	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
[c]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,092,000	8,779,872
[c]	El Paso Natural Gas Co. LLC, 3.50% due 2/15/2032	4,068,000	3,456,254
[c]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	5,684,000	4,597,276
	Galaxy Pipeline Assets Bidco Ltd.,
[b,c]	1.75% due 9/30/2027	26,856,531	25,231,174
[b,c]	2.16% due 3/31/2034	8,528,377	7,337,219
[b,c,e,f]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	32,475,000	16,922,398
[c]	Gray Oak Pipeline LLC, 3.45% due 10/15/2027	12,955,000	12,160,081
[c]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	13,090,000	12,641,798
[b,c]	TMS Issuer SARL, 5.78% due 8/23/2032	10,700,000	11,002,596
			102,128,668
	Equity Real Estate Investment Trusts (REITs) — 1.6%
	Diversified REITs — 1.6%
	American Tower Corp.,
	1.45% due 9/15/2026	4,969,000	4,533,865
	2.40% due 3/15/2025	12,850,000	12,462,187
[c]	American Tower Trust #1, 3.652% due 3/15/2048	6,065,000	5,746,609
	Crown Castle, Inc.,
	1.05% due 7/15/2026	2,722,000	2,475,632
	5.00% due 1/11/2028	3,801,000	3,763,028
	Digital Realty Trust LP, 4.45% due 7/15/2028	4,880,000	4,727,256
	Realty Income Corp., 5.05% due 1/13/2026	6,146,000	6,127,132
	SBA Tower Trust,
[c]	1.631% due 5/15/2051	26,000,000	23,525,642
[c]	1.84% due 4/15/2027	8,140,000	7,294,248
[c]	2.836% due 1/15/2050	12,661,000	12,357,461
[c]	6.599% due 1/15/2028	7,950,000	8,144,351
	Sun Communities Operating LP, 2.30% due 11/1/2028	4,555,000	3,980,797
	Vornado Realty LP,
	2.15% due 6/1/2026	7,000,000	6,353,340
	3.40% due 6/1/2031	2,916,000	2,307,343
			103,798,891
	Financial Services — 6.8%
36 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Capital Markets — 1.6%
	Blue Owl Credit Income Corp.,
	3.125% due 9/23/2026	$ 19,056,000	$ 17,489,406
	4.70% due 2/8/2027	3,162,000	2,999,695
	Blue Owl Technology Finance Corp.,
[c]	3.75% due 6/17/2026	12,276,000	11,345,479
[c]	4.75% due 12/15/2025	28,439,000	27,328,457
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	14,120,000	12,803,451
	3.375% due 1/20/2027	7,458,000	6,856,885
	Main Street Capital Corp., 3.00% due 7/14/2026	8,163,000	7,598,937
	Sixth Street Specialty Lending, Inc., 3.875% due 11/1/2024	14,960,000	14,765,969
	Financial Services — 5.1%
	Antares Holdings LP,
[c]	2.75% due 1/15/2027	7,360,000	6,596,253
[c]	3.75% due 7/15/2027	8,520,000	7,742,806
[c]	3.95% due 7/15/2026	14,391,000	13,512,717
[b]	Banco Santander SA, 5.147% due 8/18/2025	10,000,000	9,929,300
	Bank of America Corp.,
[a]	0.976% (SOFR + 0.69%) due 4/22/2025	9,525,000	9,496,615
[a]	1.319% (SOFR + 1.15%) due 6/19/2026	6,665,000	6,335,216
[a]	3.841% (SOFR + 1.11%) due 4/25/2025	7,305,000	7,295,357
[a]	4.948% (SOFR + 2.04%) due 7/22/2028	6,007,000	5,959,605
	BNP Paribas SA,
[a,b,c]	2.159% (SOFR + 1.22%) due 9/15/2029	3,650,000	3,188,019
[a,b,c]	2.219% (SOFR + 2.07%) due 6/9/2026	7,000,000	6,730,920
[a,b,c]	2.819% (TSFR3M + 1.37%) due 11/19/2025	4,775,000	4,684,132
[a]	Charles Schwab Corp., 6.41% (SOFRINDX + 1.05%) due 3/3/2027	18,833,000	18,888,934
	Citigroup, Inc.,
[a]	1.122% (SOFR + 0.77%) due 1/28/2027	1,332,000	1,232,153
[a]	1.462% (SOFR + 0.77%) due 6/9/2027	7,328,000	6,729,009
[a]	3.106% (SOFR + 2.84%) due 4/8/2026	4,265,000	4,158,076
	3.40% due 5/1/2026	2,425,000	2,335,518
[a]	6.021% (SOFR + 0.67%) due 5/1/2025	5,753,000	5,754,036
	Deutsche Bank AG,
[b]	0.898% due 5/28/2024	10,952,000	10,866,684
[a,b]	2.552% (SOFR + 1.32%) due 1/7/2028	4,940,000	4,535,068
	Goldman Sachs Group, Inc.,
[a]	5.848% (SOFR + 0.50%) due 7/16/2024	14,450,000	14,370,236
[a]	5.861% (SOFR + 0.50%) due 9/10/2024	6,506,000	6,508,472
[a]	6.181% (SOFR + 0.82%) due 9/10/2027	10,881,000	10,869,901
	HSBC Holdings plc,
[a,b]	1.589% (SOFR + 1.29%) due 5/24/2027	6,100,000	5,612,854
[a,b]	1.645% (SOFR + 1.54%) due 4/18/2026	3,025,000	2,898,373
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,521,268
[a,b]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	3,067,855
[a,b]	2.251% (SOFR + 1.10%) due 11/22/2027	3,430,000	3,161,843
[a,b]	4.18% (SOFR + 1.51%) due 12/9/2025	5,400,000	5,334,714
	JPMorgan Chase & Co.,
[a]	1.04% (TSFR3M + 0.70%) due 2/4/2027	4,690,000	4,338,250
[a]	3.54% (TSFR3M + 1.64%) due 5/1/2028	3,040,000	2,904,234
[a]	4.08% (SOFR + 1.32%) due 4/26/2026	5,500,000	5,415,905
[a]	6.277% (SOFR + 0.92%) due 2/24/2026	10,418,000	10,450,921
	Mitsubishi UFJ Financial Group, Inc.,
[a,b]	0.953% (H15T1Y + 0.55%) due 7/19/2025	21,875,000	21,553,000
[a,b]	4.788% (H15T1Y + 1.70%) due 7/18/2025	4,550,000	4,533,938
[a,b]	5.017% (H15T1Y + 1.95%) due 7/20/2028	6,785,000	6,763,492
	Morgan Stanley,
[a]	1.164% (SOFR + 0.56%) due 10/21/2025	9,635,000	9,381,407
[a]	5.86% (SOFR + 0.51%) due 1/22/2025	11,785,000	11,790,775
[a,b]	NatWest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	3,000,000	2,759,460
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Societe Generale SA,
[a,b,c]	1.792% (H15T1Y + 1.00%) due 6/9/2027	$ 4,933,000	$ 4,520,059
[b,c]	2.625% due 1/22/2025	4,000,000	3,897,680
[a,b,c]	6.40% (SOFR + 1.05%) due 1/21/2026	6,400,000	6,404,864
[b]	Sumitomo Mitsui Financial Group, Inc., 1.402% due 9/17/2026	11,650,000	10,651,828
[a,b,c]	UBS AG, 5.803% (SOFR + 0.45%) due 8/9/2024	2,800,000	2,801,316
	UBS Group AG,
[a,b,c]	1.494% (H15T1Y + 0.85%) due 8/10/2027	7,121,000	6,477,404
[a,b,c]	2.593% (SOFR + 1.56%) due 9/11/2025	6,533,000	6,440,950
[a,b,c]	4.49% (H15T1Y + 1.60%) due 8/5/2025	3,267,000	3,250,665
[a,b,c]	4.751% (H15T1Y + 1.75%) due 5/12/2028	4,300,000	4,210,775
	Western Union Co., 2.85% due 1/10/2025	7,256,000	7,094,917
	Mortgage Real Estate Investment Trusts — 0.1%
	Prologis Targeted U.S. Logistics Fund LP,
[c]	5.25% due 4/1/2029	4,350,000	4,339,299
[c]	5.50% due 4/1/2034	4,350,000	4,373,403
			439,858,755
	Food, Beverage & Tobacco — 0.7%
	Beverages — 0.5%
[b,c]	Becle SAB de CV, 2.50% due 10/14/2031	28,038,000	22,356,099
	Constellation Brands, Inc., 5.00% due 2/2/2026	2,750,000	2,733,280
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	9,771,000	8,539,268
	Tobacco — 0.2%
	BAT Capital Corp.,
	2.726% due 3/25/2031	2,950,000	2,482,956
	3.215% due 9/6/2026	4,632,000	4,409,525
[b]	BAT International Finance plc, 4.448% due 3/16/2028	3,000,000	2,914,020
			43,435,148
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.2%
[b,c]	Olympus Corp., 2.143% due 12/8/2026	14,061,000	12,918,403
	Health Care Providers & Services — 0.6%
	Centene Corp., 4.625% due 12/15/2029	4,906,000	4,658,247
[c]	Highmark, Inc., 1.45% due 5/10/2026	20,542,000	18,790,178
	Humana, Inc., 5.70% due 3/13/2026	11,996,000	11,984,964
	Laboratory Corp. of America Holdings, 1.55% due 6/1/2026	4,855,000	4,496,652
			52,848,444
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[b,c]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,900,000	3,898,167
			3,898,167
	Industrials — 0.1%
	Transportation Infrastructure — 0.1%
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
[c]	5.75% due 5/24/2026	2,480,000	2,498,054
[c]	6.05% due 8/1/2028	3,053,000	3,143,522
			5,641,576
	Insurance — 7.7%
	Insurance — 7.7%
[c]	American National Group LLC, 6.144% due 6/13/2032	25,662,000	24,221,848
	Aon North America, Inc., 5.45% due 3/1/2034	7,651,000	7,734,549
[b,c]	Ascot Group Ltd., 4.25% due 12/15/2030	12,308,000	10,285,796
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	7,771,341
	Brighthouse Financial Global Funding,
[c]	1.55% due 5/24/2026	7,538,000	6,899,230
[c]	2.00% due 6/28/2028	10,733,000	9,251,739
[a,c]	6.109% (SOFR + 0.76%) due 4/12/2024	7,247,000	7,219,824
38 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	CNO Global Funding,
[c]	1.65% due 1/6/2025	$ 5,359,000	$ 5,177,705
[c]	1.75% due 10/7/2026	9,414,000	8,574,554
[b,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	11,510,000	11,285,555
	Enstar Group Ltd.,
[b]	3.10% due 9/1/2031	12,954,000	10,760,499
[b]	4.95% due 6/1/2029	3,284,000	3,207,450
	Equitable Financial Life Global Funding,
[c]	1.00% due 1/9/2026	8,665,000	8,013,479
[c]	1.40% due 7/7/2025 - 8/27/2027	16,048,000	14,885,346
[c]	1.80% due 3/8/2028	6,800,000	5,992,568
	F&G Global Funding,
[c]	1.75% due 6/30/2026	16,912,000	15,327,176
[c]	2.00% due 9/20/2028	6,795,000	5,779,623
[c]	2.30% due 4/11/2027	11,752,000	10,551,181
	Fairfax Financial Holdings Ltd.,
[b]	3.375% due 3/3/2031	5,261,000	4,602,270
[b]	5.625% due 8/16/2032	11,202,000	11,205,697
[b,c]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	17,531,000	16,923,375
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	8,797,000	7,248,464
	4.50% due 8/15/2028	3,720,000	3,596,905
	First American Financial Corp.,
	2.40% due 8/15/2031	2,261,000	1,792,295
	4.00% due 5/15/2030	4,316,000	3,922,769
	GA Global Funding Trust,
[c]	1.625% due 1/15/2026	1,940,000	1,798,147
[c]	2.25% due 1/6/2027	6,479,000	5,928,674
[c]	3.85% due 4/11/2025	11,960,000	11,734,674
[a,c]	5.862% (SOFR + 0.50%) due 9/13/2024	6,888,000	6,882,490
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	22,285,000	20,713,239
	Horace Mann Educators Corp.,
	4.50% due 12/1/2025	6,533,000	6,391,887
	7.25% due 9/15/2028	2,952,000	3,156,249
	Jackson National Life Global Funding,
[c]	5.25% due 4/12/2028	8,153,000	8,013,665
[c]	5.50% due 1/9/2026	12,660,000	12,602,903
	Mercury General Corp., 4.40% due 3/15/2027	2,901,000	2,792,416
[c]	Mutual of Omaha Cos Global Funding, 5.45% due 12/12/2028	7,740,000	7,888,298
[a,c]	Nationwide Mutual Insurance Co., 7.881% (SOFR + 2.51%) due 12/15/2024	16,096,000	16,150,083
[a,c]	New York Life Global Funding, 5.841% (SOFR + 0.48%) due 6/9/2026	22,760,000	22,683,526
	Pacific Life Global Funding II,
[a,c]	5.98% (SOFR + 0.62%) due 6/4/2026	10,530,000	10,511,678
[a,c]	6.166% (SOFRINDX + 0.80%) due 3/30/2025	653,000	655,377
[c]	Protective Life Corp., 3.40% due 1/15/2030	16,787,000	14,845,416
	Protective Life Global Funding,
[c]	1.618% due 4/15/2026	14,716,000	13,674,401
[c]	3.218% due 3/28/2025	4,000,000	3,918,040
	Reinsurance Group of America, Inc., 6.00% due 9/15/2033	4,267,000	4,427,055
	Reliance Standard Life Global Funding II,
[c]	1.512% due 9/28/2026	10,762,000	9,641,138
[c]	5.243% due 2/2/2026	17,412,000	17,233,353
	RGA Global Funding,
[c]	2.70% due 1/18/2029	11,803,000	10,524,617
[c]	5.50% due 1/11/2031	4,148,000	4,161,730
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	7,574,839
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	29,169,000	28,928,939
	Stewart Information Services Corp., 3.60% due 11/15/2031	22,401,000	18,370,388
	Willis North America, Inc., 4.65% due 6/15/2027	7,831,000	7,706,722
			501,141,182
	Materials — 1.5%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Chemicals — 0.5%
[c]	International Flavors & Fragrances, Inc., 6.105% due 4/2/2024	$ 18,630,000	$ 18,626,895
[b,c]	LG Chem Ltd., 4.375% due 7/14/2025	5,000,000	4,920,750
[b,c]	OCP SA, 5.625% due 4/25/2024	8,555,000	8,553,973
[b,e,f]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.05% due 1/23/2025	2,525,000	2,046,210
	Containers & Packaging — 0.5%
[b,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	8,520,279
[c]	Graphic Packaging International LLC, 1.512% due 4/15/2026	6,873,000	6,370,859
[c]	Silgan Holdings, Inc., 1.40% due 4/1/2026	14,004,000	12,827,524
	Sonoco Products Co., 1.80% due 2/1/2025	8,725,000	8,444,404
	Metals & Mining — 0.5%
[b]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	19,785,000	17,810,259
[b,c,e,f]	Metalloinvest Finance DAC, 3.375% due 10/22/2028	12,700,000	7,315,835
[b,c]	POSCO, 5.625% due 1/17/2026	4,700,000	4,711,468
			100,148,456
	Media & Entertainment — 0.2%
	Media — 0.2%
	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.65% due 2/1/2034	14,750,000	15,117,422
			15,117,422
	Pharmaceuticals, Biotechnology & Life Sciences — 0.5%
	Biotechnology — 0.3%
	Amgen, Inc., 5.507% due 3/2/2026	7,240,000	7,236,742
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	2,320,000	2,199,221
	Illumina, Inc., 5.80% due 12/12/2025	5,600,000	5,611,704
[b]	Royalty Pharma plc, 1.75% due 9/2/2027	3,532,000	3,154,041
	Pharmaceuticals — 0.2%
[c]	Bayer U.S. Finance II LLC, 4.25% due 12/15/2025	1,750,000	1,706,617
	Cigna Group, 5.685% due 3/15/2026	11,172,000	11,172,447
	Viatris, Inc., 2.30% due 6/22/2027	4,935,000	4,483,053
			35,563,825
	Semiconductors & Semiconductor Equipment — 1.0%
	Semiconductors & Semiconductor Equipment — 1.0%
	Microchip Technology, Inc., 4.25% due 9/1/2025	10,634,000	10,467,259
	Qorvo, Inc.,
	1.75% due 12/15/2024	9,528,000	9,241,588
[c]	3.375% due 4/1/2031	14,210,000	12,166,744
[b,c]	Renesas Electronics Corp., 1.543% due 11/26/2024	19,196,000	18,638,740
	SK Hynix, Inc.,
[b,c]	1.50% due 1/19/2026	10,200,000	9,498,036
[b,c]	6.25% due 1/17/2026	3,000,000	3,032,700
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	3,574,000	3,316,887
			66,361,954
	Software & Services — 1.9%
	Information Technology Services — 1.0%
	Block Financial LLC, 2.50% due 7/15/2028	10,392,000	9,232,772
	DXC Technology Co., 2.375% due 9/15/2028	18,253,000	15,861,857
[b]	Genpact Luxembourg SARL, 3.375% due 12/1/2024	5,100,000	5,007,996
[b]	Genpact Luxembourg SARL/Genpact USA, Inc., 1.75% due 4/10/2026	5,335,000	4,950,133
	Global Payments, Inc.,
	1.20% due 3/1/2026	3,534,000	3,270,611
	1.50% due 11/15/2024	5,624,000	5,480,138
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	7,614,000	6,975,947
	2.70% due 10/15/2028	5,147,000	4,561,941
[c]	Wipro IT Services LLC, 1.50% due 6/23/2026	10,647,000	9,811,317
	Internet Software & Services — 0.4%
40 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Prosus NV,
[b,c]	3.061% due 7/13/2031	$ 7,816,000	$ 6,348,468
[b,c]	3.257% due 1/19/2027	6,400,000	5,931,136
[b,c]	4.193% due 1/19/2032	13,254,000	11,471,734
	Software — 0.5%
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	11,718,449
[c]	MSCI, Inc., 3.625% due 9/1/2030	10,700,000	9,492,505
[b,c]	Open Text Corp., 6.90% due 12/1/2027	9,723,000	10,058,930
	VMware LLC, 4.50% due 5/15/2025	4,543,000	4,499,069
			124,673,003
	Technology Hardware & Equipment — 1.6%
	Electronic Equipment, Instruments & Components — 1.2%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	7,556,000	7,547,688
	Avnet, Inc., 6.25% due 3/15/2028	3,938,000	4,037,237
	CDW LLC/CDW Finance Corp., 3.25% due 2/15/2029	16,381,000	14,849,213
	TD SYNNEX Corp., 1.75% due 8/9/2026	28,691,000	26,224,722
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	16,849,550
	Vontier Corp.,
	1.80% due 4/1/2026	5,272,000	4,892,732
	2.40% due 4/1/2028	5,266,000	4,668,046
	Technology Hardware, Storage & Peripherals — 0.4%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	3,476,000	3,452,815
	Lenovo Group Ltd.,
[b,c]	5.831% due 1/27/2028	10,065,000	10,183,264
[b]	5.875% due 4/24/2025	10,600,000	10,610,070
			103,315,337
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc., 5.539% due 2/20/2026	31,242,000	31,240,750
	NBN Co. Ltd.,
[b,c]	1.45% due 5/5/2026	20,000,000	18,509,400
[b,c]	5.75% due 10/6/2028	5,000,000	5,158,800
	Wireless Telecommunication Services — 0.1%
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	4,275,000	4,044,706
	2.625% due 4/15/2026	4,847,000	4,604,408
			63,558,064
	Transportation — 0.0%
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	183,000	180,539
			180,539
	Utilities — 5.9%
	Electric Utilities — 4.9%
	AEP Texas, Inc.,
	5.40% due 6/1/2033	4,350,000	4,342,953
	Series I, 2.10% due 7/1/2030	12,187,000	10,154,574
	Alliant Energy Finance LLC,
[c]	1.40% due 3/15/2026	5,240,000	4,781,343
[c]	5.95% due 3/30/2029	3,415,000	3,517,211
	American Electric Power Co., Inc., 2.30% due 3/1/2030	10,780,000	9,172,486
	Appalachian Power Co.,
	3.40% due 6/1/2025	3,000,000	2,925,390
	Series AA, 2.70% due 4/1/2031	5,750,000	4,844,432
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	8,720,718
	3.20% due 4/15/2025	9,395,000	9,158,340
	Black Hills Corp.,
	1.037% due 8/23/2024	22,410,000	21,994,294
	2.50% due 6/15/2030	5,490,000	4,597,326
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	$ 17,256,512	$ 14,265,820
[a]	CenterPoint Energy, Inc., 6.004% (SOFRINDX + 0.65%) due 5/13/2024	1,145,000	1,144,966
	Comision Federal de Electricidad,
[b,c]	3.348% due 2/9/2031	8,740,000	7,259,794
[b]	5.00% due 9/29/2036	17,791,200	15,697,532
	Dominion Energy, Inc.,
	5.375% due 11/15/2032	2,988,000	3,007,512
	Series B, 3.60% due 3/15/2027	13,076,000	12,551,129
	DTE Energy Co., 4.875% due 6/1/2028	8,813,000	8,721,433
	Enel Finance International NV,
[b,c]	1.375% due 7/12/2026	12,250,000	11,208,505
[b,c]	1.875% due 7/12/2028	8,844,000	7,745,487
[b,c]	2.25% due 7/12/2031	3,049,000	2,468,074
[b,c]	7.50% due 10/14/2032	4,000,000	4,516,240
	Entergy Mississippi LLC, 3.25% due 12/1/2027	4,727,000	4,355,363
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	8,640,000	7,878,989
	3.45% due 12/1/2027	9,000,000	8,445,870
	Evergy Metro, Inc., 4.95% due 4/15/2033	1,712,000	1,687,176
[c]	Evergy Missouri West, Inc., 5.15% due 12/15/2027	9,711,000	9,716,827
	FirstEnergy Pennsylvania Electric Co.,
[c]	5.15% due 3/30/2026	980,000	971,454
[c]	5.20% due 4/1/2028	1,475,000	1,477,021
	ITC Holdings Corp.,
[c]	2.95% due 5/14/2030	15,800,000	13,971,466
[c]	4.95% due 9/22/2027	12,703,000	12,622,082
[c]	5.40% due 6/1/2033	3,992,000	3,993,876
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	5,914,000	5,778,215
[c]	Liberty Utilities Co., 5.577% due 1/31/2029	5,240,000	5,272,802
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	9,518,000	7,710,151
[c]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	279,364	272,877
[a]	Mississippi Power Co., Series A, 5.666% (SOFR + 0.30%) due 6/28/2024	6,780,000	6,774,576
	NextEra Energy Capital Holdings, Inc.,
	5.749% due 9/1/2025	7,416,000	7,449,446
	6.051% due 3/1/2025	4,701,000	4,719,146
	Northern States Power Co., 3.30% due 6/15/2024	2,500,000	2,485,900
	Puget Energy, Inc.,
	2.379% due 6/15/2028	8,825,000	7,870,488
	4.10% due 6/15/2030	4,742,000	4,330,632
[c]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	25,918,000	25,881,196
	Wisconsin Power & Light Co., 5.375% due 3/30/2034	4,510,000	4,538,233
	Gas Utilities — 1.0%
[c]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	10,931,000	10,606,131
[c]	KeySpan Gas East Corp., 5.994% due 3/6/2033	14,757,000	14,954,449
	Southwest Gas Corp.,
	2.20% due 6/15/2030	5,120,000	4,319,539
	4.05% due 3/15/2032	5,180,000	4,746,123
	5.45% due 3/23/2028	3,462,000	3,514,795
	5.80% due 12/1/2027	4,828,000	4,932,912
[a]	Spire Missouri, Inc., 5.86% (SOFR + 0.50%) due 12/2/2024	21,347,000	21,349,989
			385,423,283
	Total Corporate Bonds (Cost $2,470,185,378)		2,349,649,106
	Long-Term Municipal Bonds — 0.3%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, Series B, 5.50% due 9/1/2031	5,035,000	5,224,517
	Los Angeles Community College District GO, 1.806% due 8/1/2030	12,115,000	10,451,320
	New Jersey Transportation Trust Fund Authority, ETM, Series B, 2.631% due 6/15/2024	860,000	854,915
	Total Long-Term Municipal Bonds (Cost $16,844,736)		16,530,752
	Preferred Stock — 0.4%
	Financial Services — 0.4%
42 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Capital Markets — 0.4%
[a,g]	Gabelli Dividend & Income Trust, Series J, 4.50% due 3/26/2028	$ 1,162	$ 27,416,228
			27,416,228
	Total Preferred Stock (Cost $29,019,196)		27,416,228
	Short-Term Investments — 6.3%
[h]	Thornburg Capital Management Fund	40,754,611	407,546,114
	Total Short-Term Investments (Cost $407,546,114)		407,546,114
	Total Investments — 98.2% (Cost $6,642,926,833)		$6,389,743,115
	Other Assets Less Liabilities — 1.8%		115,566,852
	Net Assets — 100.0%		$6,505,309,967

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $3,001,876,178, representing 46.15% of the Fund’s net assets.
d	When-issued security.
e	Bond in default.
f	Non-income producing.
g	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
h	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DAC	Designated Activity Company
ETM	Escrowed to Maturity
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
ISD	Independent School District
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFR90A	Secured Overnight Financing Rate 90-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 43

Schedule of Investments
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 38.4%
	U.S. Treasury Inflation-Indexed Bonds, 1.50% due 2/15/2053	$ 617,235	$ 539,684
	U.S. Treasury Inflation-Indexed Notes, 1.125% due 1/15/2033	755,703	709,608
	U.S. Treasury Notes,
	1.125% due 8/15/2040	225,000	139,254
	1.375% due 11/15/2040	2,660,000	1,711,128
	1.875% due 11/15/2051	295,000	176,908
	2.375% due 2/15/2042	1,403,000	1,043,920
	3.875% due 8/15/2033	2,637,000	2,568,603
	4.00% due 1/31/2031 - 2/15/2034	7,275,000	7,171,476
	4.125% due 8/15/2053	155,000	149,091
	4.25% due 2/15/2054	860,000	846,428
	4.50% due 11/15/2033	9,447,000	9,661,034
	Total U.S. Treasury Securities (Cost $24,434,848)		24,717,134
	Other Government — 0.3%
[a,b]	Finance Department Government of Sharjah, 4.00% due 7/28/2050	250,000	164,270
	Total Other Government (Cost $159,167)		164,270
	Mortgage Backed — 28.9%
[a,c]	510 Asset-Backed Trust, Whole Loan Securities Trust CMO, Series 2021-NPL2 Class A1, 2.116% due 6/25/2061	231,279	224,467
[a,c]	Ajax Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-B Class A, 2.239% due 6/25/2066	271,956	263,508
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2022-1 Class A1, 2.881% due 12/25/2066	119,578	107,022
[a,c]	Series 2024-3 Class A1, 4.80% due 11/26/2068	198,205	192,362
	BRAVO Residential Funding Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-NQM3 Class A1, 1.699% due 4/25/2060	43,649	39,298
[a,c]	Series 2022-NQM3 Class A1, 5.108% due 7/25/2062	81,747	82,863
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2022-1 Class A1, 3.007% due 1/25/2067	106,766	97,949
[a,c]	Series 2023-1 Class A1, 7.065% due 3/25/2058	337,884	338,774
[a,c]	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-INV2 Class A3A, 2.50% due 5/25/2051	80,179	64,611
[a,c]	Cross Mortgage Trust, Whole Loan Securities Trust CMO, Series 2023-H1 Class A1, 6.615% due 3/25/2068	90,706	90,787
	CSMC Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	53,851	42,801
[a,c]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	117,967	113,017
[a]	DataBank Issuer LLC, CMBS, Series 2024-1A Class A2, 5.30% due 1/26/2054	275,000	260,786
[a]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	200,000	170,675
[a,c,d]	FARM Mortgage Trust, Whole Loan Securities Trust CMO, Series 2024-1 Class A, 4.721% due 10/1/2053	325,000	309,456
[c]	Federal Home Loan Mtg Corp., Pool 841463, 2.154% (2.18% - SOFR30A) due 7/1/2052	111,874	97,089
	Federal Home Loan Mtg Corp., Multifamily Structured Pass-Through Certificates, CMBS,
[c]	Series K-154 Class A2, 4.35% due 1/25/2033	107,000	104,227
	Series KJ46 Class A2, 4.796% due 10/25/2031	32,000	32,111
[c]	Series KJ47 Class A2, 5.43% due 6/25/2031	22,000	22,700
	Series KJ48 Class A2, 5.028% due 10/25/2031	56,000	56,839
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6665, 3.00% due 2/1/2052	1,217,631	1,047,876
	Pool SD8206, 3.00% due 4/1/2052	724,365	623,819
	Pool SD8213, 3.00% due 5/1/2052	1,180,390	1,016,452
	Federal National Mtg Assoc.,
[c]	Pool BM7277, 1.97% (2.08% - SOFR30A) due 8/1/2051	120,186	104,350
[c]	Pool BM7341, 2.397% (RFUCCT1Y + 1.61%) due 12/1/2050	295,036	266,747
	Federal National Mtg Assoc., UMBS Collateral,
	Pool CB0199, 3.00% due 4/1/2051	422,899	363,941
	Pool CB2399, 2.50% due 12/1/2051	583,358	483,571
	Pool CB2404, 2.50% due 12/1/2051	313,235	259,122
	Pool CB2665, 3.00% due 1/1/2052	280,877	241,719
	Pool FS0957, 3.00% due 3/1/2052	526,528	453,484
	Pool FS2676, 3.00% due 6/1/2052	353,689	304,380
	Pool FS4862, 2.50% due 10/1/2051	284,481	235,442
	Pool FS4919, 2.50% due 5/1/2053	360,659	298,503
	Pool FS7059, 3.00% due 7/1/2052	567,616	489,884
44 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pool FS7065, 3.00% due 3/1/2053	$1,240,267	$ 1,068,013
	Pool MA4399, 2.50% due 8/1/2051	356,661	296,094
	Pool MA4548, 2.50% due 2/1/2052	1,993,866	1,651,564
	Pool MA4578, 2.50% due 4/1/2052	585,654	484,722
	Pool MA4599, 3.00% due 5/1/2052	1,273,604	1,096,721
	Pool MA4730, 3.00% due 9/1/2052	119,313	102,724
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	101,328	95,034
[a,c]	Series 2023-INV1 Class A1, 6.00% due 8/25/2053	281,971	281,371
[a,c]	Series 2023-NQM4 Class A1, 4.25% due 5/25/2067	121,415	112,418
	Government National Mtg Assoc., CMBS, Series 2023-104 Class AD, 4.00% due 1/16/2065	64,601	60,790
[a,c]	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO, Series 2024-RPL2 Class A1, 3.75% due 7/25/2061	194,039	182,908
[a,c]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	93,524	92,154
[a]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	165,000	159,550
[a,c]	Hudson Yards Mortgage Trust, CMBS, Series 2019-55HY Class A, 2.943% due 12/10/2041	250,000	219,091
[a,c]	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-NQM4 Class A1, 4.767% due 6/25/2067	104,366	103,239
	JP Morgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-1 Class A3A, 2.00% due 6/25/2051	379,939	300,137
[a,c]	Series 2021-INV6 Class A2, 3.00% due 4/25/2052	78,682	66,113
	MFA Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	77,792	66,480
[a,c]	Series 2022-NQM2 Class A1, 4.00% due 5/25/2067	104,452	99,504
[a,c]	Morgan Stanley Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2024-NQM1 Class A1, 6.152% due 12/25/2068	219,263	219,150
[a]	New Economy Assets Phase 1 Sponsor LLC, CMBS, Series 2021-1 Class A1, 1.91% due 10/20/2061	135,000	118,225
[a,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	113,079	103,537
[a,c]	NMLT Trust, Whole Loan Securities Trust CMO, Series 2021-INV1 Class A1, 1.185% due 5/25/2056	65,564	53,854
[a,c]	OBX Trust, Whole Loan Securities Trust CMO, Series 2022-NQM5 Class A1, 4.31% due 5/25/2062	104,260	99,884
[a]	One Bryant Park Trust, CMBS, Series 2019-OBP Class A, 2.516% due 9/15/2054	220,000	187,962
[a,c]	PRET LLC, Whole Loan Securities Trust CMO, Series 2021-RN3 Class A1, 1.843% due 9/25/2051	341,802	325,862
[a,c]	PRET Trust, Whole Loan Securities Trust CMO, Series 2024-RPL1 Class A1, 3.90% due 10/25/2063	195,000	182,613
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A13, 3.50% due 9/25/2049	32,193	28,642
[a]	Retained Vantage Data Centers Issuer LLC, CMBS, Series 2023-1A Class A2A, 5.00% due 9/15/2048	25,000	24,129
	Seasoned Credit Risk Transfer Trust, Series 2024-1 Class MT, 3.00% due 11/25/2063	513,524	427,750
[a]	SLG Office Trust, CMBS, Series 2021-OVA Class A, 2.585% due 7/15/2041	300,000	247,700
[a,c]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-SH1 Class A1A, 4.10% due 7/25/2057	108,203	101,788
[a,c]	Toorak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2024-RRTL1 Class A1, 6.597% due 2/25/2039	300,000	301,310
[a,c]	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class A2A, 3.10% due 1/25/2060	100,000	86,588
[a,c]	UWM Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A3, 2.50% due 6/25/2051	76,597	62,432
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2023-3 Class A1, 5.93% due 3/25/2068	104,832	104,207
[a,c]	Series 2023-4 Class A1, 5.811% due 5/25/2068	249,994	248,197
[a,c]	WB Commercial Mortgage Trust, CMBS, Series 2024-HQ Class A, 6.134% due 3/15/2040	195,000	196,043
[a,c]	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 2.50% due 12/25/2050	40,332	33,008
	Total Mortgage Backed (Cost $18,357,647)		18,592,140
	Asset Backed Securities — 6.6%
	Auto Receivables — 1.5%
[a]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	12,235	12,199
[a]	American Credit Acceptance Receivables Trust, Series 2021-4 Class C, 1.32% due 2/14/2028	12,375	12,324
	AmeriCredit Automobile Receivables Trust, Series 2021-1 Class B, 0.68% due 10/19/2026	20,958	20,791
[a]	Arivo Acceptance Auto Loan Receivables Trust, Series 2024-1A Class A, 6.46% due 4/17/2028	325,000	325,484
[a]	Carvana Auto Receivables Trust, Series 2023-N4 Class A, 6.42% due 1/10/2028	28,888	29,050
	Exeter Automobile Receivables Trust,
	Series 2021-1A Class D, 1.08% due 11/16/2026	97,786	95,421
	Series 2021-3A Class C, 0.96% due 10/15/2026	70,816	69,718
[a]	FHF Issuer Trust, Series 2024-1A Class A1, 5.769% due 3/17/2025	85,832	85,815
[a]	Flagship Credit Auto Trust, Series 2021-2 Class B, 0.93% due 6/15/2027	54,475	54,019
[a]	Lendbuzz Securitization Trust, Series 2023-3A Class A1, 6.03% due 10/15/2024	12,161	12,161
[a]	Lobel Automobile Receivables Trust, Series 2023-2 Class A, 7.59% due 4/16/2029	37,495	37,852
[a]	Octane Receivables Trust, Series 2022-2A Class A, 5.11% due 2/22/2028	103,759	103,296
[a]	OneMain Direct Auto Receivables Trust, Series 2022-1A Class A1, 4.65% due 3/14/2029	50,000	49,485
[a]	Research-Driven Pagaya Motor Asset Trust, Series 2023-4A Class A, 7.54% due 3/25/2032	34,490	34,875
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Santander Drive Auto Receivables Trust, Series 2021-3 Class C, 0.95% due 9/15/2027	$ 35,103	$ 34,966
			977,456
	Credit Card — 0.5%
[a]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	100,000	96,545
[a]	Brex Commercial Charge Card Master Trust, Series 2024-1 Class A1, 6.05% due 7/15/2027	200,000	199,847
			296,392
	Other Asset Backed — 4.3%
[a]	Amur Equipment Finance Receivables X LLC, Series 2022-1A Class A2, 1.64% due 10/20/2027	104,090	101,632
[a]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	165,000	145,486
[a]	Auxilior Term Funding LLC, Series 2023-1A Class A2, 6.18% due 12/15/2028	110,000	110,718
[a]	BHG Securitization Trust, Series 2022-C Class A, 5.32% due 10/17/2035	33,492	33,411
[a]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	100,000	89,230
[a]	EverBright Solar Trust, Series 2024-A Class A, 6.43% due 6/22/2054	160,000	159,530
	GoodLeap Sustainable Home Solutions Trust,
[a]	Series 2021-3CS Class A, 2.10% due 5/20/2048	238,181	185,902
[a]	Series 2021-4GS Class A, 1.93% due 7/20/2048	77,760	59,377
[a]	Series 2021-5CS Class A, 2.31% due 10/20/2048	61,414	48,871
[a,c]	Gracie Point International Funding LLC, Series 2023-2A Class A, 7.608% (SOFR90A + 2.25%) due 3/1/2027	77,851	78,496
[a]	Loanpal Solar Loan Ltd., Series 2021-1GS Class A, 2.29% due 1/20/2048	15,293	12,271
[a]	Marlette Funding Trust, Series 2022-3A Class A, 5.18% due 11/15/2032	11,603	11,583
[a,b]	Mill City Solar Loan Ltd., Series 2019-2GS Class A, 3.69% due 7/20/2043	106,836	93,698
[a]	MMAF Equipment Finance LLC, Series 2020-BA Class A3, 0.49% due 8/14/2025	76,312	75,151
[a]	Momnt Technologies Trust, Series 2023-1A Class A, 6.92% due 3/20/2045	114,008	114,708
[a]	NMEF Funding LLC, Series 2023-A Class A2, 6.57% due 6/17/2030	96,490	97,253
[a]	Oportun Issuance Trust, Series 2021-B Class A, 1.47% due 5/8/2031	100,000	94,149
	Pagaya AI Debt Trust,
[a]	Series 2023-3 Class A, 7.60% due 12/16/2030	56,235	56,634
[a]	Series 2024-3 Class A, 6.258% due 10/15/2031	130,000	129,925
[a]	PFS Financing Corp., Series 2023-B Class A, 5.27% due 5/15/2028	160,000	160,076
[a]	PowerPay Issuance Trust, Series 2024-1A Class A, 6.53% due 2/18/2039	190,000	190,000
[a,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	50,000	49,405
[a]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	52,034	48,750
[a]	SoFi Consumer Loan Program Trust, Series 2021-1 Class B, 1.30% due 9/25/2030	21,583	21,512
[a]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	395,000	370,086
[a]	Upstart Securitization Trust, Series 2021-2 Class C, 3.61% due 6/20/2031	220,202	214,737
[a]	Upstart Structured Pass-Through Trust, Series 2022-1A Class A, 3.40% due 4/15/2030	31,380	30,782
			2,783,373
	Student Loan — 0.3%
[a]	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A Class A, 1.80% due 11/25/2045	56,351	50,109
[a]	Navient Private Education Refi Loan Trust, Series 2020-IA Class A1A, 1.33% due 4/15/2069	139,668	125,650
[a]	SoFi Professional Loan Program LLC, Series 2021-B Class AFX, 1.14% due 2/15/2047	62,099	53,353
			229,112
	Total Asset Backed Securities (Cost $4,265,540)		4,286,333
	Corporate Bonds — 26.0%
	Automobiles & Components — 0.1%
	Automobiles — 0.1%
[a]	Hyundai Capital America, 0.875% due 6/14/2024	97,000	96,017
			96,017
	Banks — 1.6%
	Banks — 1.2%
[b,c]	Mizuho Financial Group, Inc., 5.376% (H15T1Y + 1.12%) due 5/26/2030	200,000	200,940
[c]	Santander Holdings USA, Inc., 6.174% (SOFR + 2.50%) due 1/9/2030	185,000	186,798
[c]	U.S. Bancorp, 5.775% (SOFR + 2.02%) due 6/12/2029	165,000	167,901
[c]	Wells Fargo & Co., 5.574% (SOFR + 1.74%) due 7/25/2029	225,000	227,576
	Financial Services — 0.4%
[c]	Bank of New York Mellon Corp., 4.975% (SOFR + 1.09%) due 3/14/2030	225,000	225,106
			1,008,321
46 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Capital Goods — 1.0%
	Aerospace & Defense — 0.3%
[a]	BWX Technologies, Inc., 4.125% due 4/15/2029	$ 85,000	$ 78,402
[a]	TransDigm, Inc., 6.375% due 3/1/2029	100,000	100,306
	Machinery — 0.3%
[b]	nVent Finance SARL, 2.75% due 11/15/2031	40,000	32,938
[a]	Regal Rexnord Corp., 6.30% due 2/15/2030	185,000	189,495
	Trading Companies & Distributors — 0.4%
	LKQ Corp., 6.25% due 6/15/2033	215,000	223,817
			624,958
	Commercial & Professional Services — 1.2%
	Commercial Services & Supplies — 1.0%
	CoreCivic, Inc., 8.25% due 4/15/2029	168,000	175,716
	Element Fleet Management Corp.,
[a,b]	5.643% due 3/13/2027	130,000	130,379
[a,b]	6.319% due 12/4/2028	216,000	223,169
	Equifax, Inc., 2.60% due 12/1/2024	85,000	83,335
[a]	UL Solutions, Inc., 6.50% due 10/20/2028	35,000	36,484
	Professional Services — 0.2%
[a]	Gartner, Inc., 3.625% due 6/15/2029	35,000	31,706
[a]	Korn Ferry, 4.625% due 12/15/2027	75,000	71,493
			752,282
	Consumer Discretionary Distribution & Retail — 0.2%
	Broadline Retail — 0.2%
	Dollar General Corp., 4.25% due 9/20/2024	100,000	99,283
	Specialty Retail — 0.0%
	Advance Auto Parts, Inc., 3.90% due 4/15/2030	32,000	29,027
			128,310
	Consumer Durables & Apparel — 0.3%
	Leisure Products — 0.3%
	Polaris, Inc., 6.95% due 3/15/2029	185,000	196,818
			196,818
	Consumer Services — 0.2%
	Hotels, Restaurants & Leisure — 0.2%
[a]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	120,000	119,807
[a]	Papa John’s International, Inc., 3.875% due 9/15/2029	48,000	42,598
			162,405
	Consumer Staples Distribution & Retail — 0.1%
	Consumer Staples Distribution & Retail — 0.1%
[a]	KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00% due 2/15/2029	50,000	50,675
[a]	U.S. Foods, Inc., 4.75% due 2/15/2029	45,000	42,709
			93,384
	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
[a]	Chesapeake Energy Corp., 5.50% due 2/1/2026	290,000	288,057
[a]	CITGO Petroleum Corp., 7.00% due 6/15/2025	100,000	99,896
[a]	Columbia Pipelines Operating Co. LLC, 5.927% due 8/15/2030	190,000	194,777
	Ecopetrol SA,
[b]	4.625% due 11/2/2031	70,000	58,239
[b]	8.375% due 1/19/2036	125,000	126,132
[b]	Energean Israel Finance Ltd., 8.50% due 9/30/2033	50,000	49,500
	Kinder Morgan Energy Partners LP, 5.80% due 3/15/2035	80,000	81,214
[a,b]	Parkland Corp., 5.875% due 7/15/2027	250,000	247,835
[b]	Petroleos Mexicanos, 7.69% due 1/23/2050	285,000	204,630
[a]	Sunoco LP/Sunoco Finance Corp., 7.00% due 9/15/2028	100,000	102,192
			1,452,472
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Equity Real Estate Investment Trusts (REITs) — 1.6%
	Diversified REITs — 1.5%
	Crown Castle, Inc., 5.80% due 3/1/2034	$ 195,000	$ 199,631
	Extra Space Storage LP, 3.90% due 4/1/2029	205,000	193,079
[a]	Iron Mountain Information Management Services, Inc., 5.00% due 7/15/2032	220,000	200,810
	SBA Tower Trust,
[a]	1.631% due 5/15/2051	70,000	63,338
[a]	1.884% due 7/15/2050	235,000	219,368
[a]	2.328% due 7/15/2052	111,000	97,547
	Retail REITs — 0.1%
	Retail Opportunity Investments Partnership LP, 6.75% due 10/15/2028	35,000	36,261
			1,010,034
	Financial Services — 3.6%
	Capital Markets — 1.7%
[a]	Ares Finance Co. LLC, 4.00% due 10/8/2024	200,000	196,436
[a,b]	B3 SA - Brasil Bolsa Balcao, 4.125% due 9/20/2031	250,000	218,345
[a]	Blue Owl Technology Finance Corp., 3.75% due 6/17/2026	250,000	231,050
	Hercules Capital, Inc., 3.375% due 1/20/2027	210,000	193,074
[a]	LPL Holdings, Inc., 4.00% due 3/15/2029	35,000	32,211
	Main Street Capital Corp., 6.95% due 3/1/2029	155,000	157,491
	Nasdaq, Inc., 5.55% due 2/15/2034	30,000	30,510
[a]	Oaktree Strategic Credit Fund, 8.40% due 11/14/2028	41,000	43,500
	Consumer Finance — 0.5%
	FirstCash, Inc.,
[a]	4.625% due 9/1/2028	100,000	94,138
[a]	6.875% due 3/1/2032	250,000	250,170
	Financial Services — 1.2%
[c]	Capital One Financial Corp., 7.149% (SOFR + 2.44%) due 10/29/2027	70,000	72,893
[c]	Citigroup, Inc., 3.785% (SOFR + 1.94%) due 3/17/2033	230,000	205,471
[b,c]	HSBC Holdings plc, 5.546% (SOFR + 1.46%) due 3/4/2030	250,000	251,575
[b]	Sumitomo Mitsui Financial Group, Inc., 3.544% due 1/17/2028	75,000	71,394
[c]	Truist Financial Corp., 5.867% (SOFR + 2.36%) due 6/8/2034	190,000	192,322
	Mortgage Real Estate Investment Trusts — 0.2%
	Prologis Targeted U.S. Logistics Fund LP,
[a]	5.25% due 4/1/2029	45,000	44,889
[a]	5.50% due 4/1/2034	45,000	45,242
			2,330,711
	Food, Beverage & Tobacco — 1.4%
	Beverages — 0.6%
[a,b]	Becle SAB de CV, 2.50% due 10/14/2031	400,000	318,940
[a,b]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	100,000	95,324
	Food Products — 0.4%
	Post Holdings, Inc.,
[a]	4.625% due 4/15/2030	150,000	137,683
[a]	5.50% due 12/15/2029	44,000	42,506
[a]	6.25% due 2/15/2032	50,000	50,349
	Tobacco — 0.4%
	BAT Capital Corp.,
	5.834% due 2/20/2031	120,000	121,565
	7.75% due 10/19/2032	60,000	67,764
[a]	Vector Group Ltd., 10.50% due 11/1/2026	40,000	40,230
			874,361
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.1%
[a]	Hologic, Inc., 3.25% due 2/15/2029	50,000	44,840
	Health Care Providers & Services — 0.7%
	Centene Corp., 3.00% due 10/15/2030	203,000	174,013
[a]	Highmark, Inc., 1.45% due 5/10/2026	240,000	219,533
[a]	Tenet Healthcare Corp., 6.75% due 5/15/2031	40,000	40,757
48 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Universal Health Services, Inc., 2.65% due 10/15/2030	$ 40,000	$ 33,896
			513,039
	Industrials — 0.1%
	Transportation Infrastructure — 0.1%
[a]	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.20% due 6/15/2030	80,000	83,260
			83,260
	Insurance — 3.0%
	Insurance — 3.0%
	Aon North America, Inc., 5.45% due 3/1/2034	195,000	197,129
	CNA Financial Corp., 5.125% due 2/15/2034	195,000	189,688
[b]	Enstar Group Ltd., 3.10% due 9/1/2031	235,000	195,208
[a]	F&G Global Funding, 2.00% due 9/20/2028	235,000	199,884
[b]	Fairfax Financial Holdings Ltd., 5.625% due 8/16/2032	220,000	220,073
	Horace Mann Educators Corp., 7.25% due 9/15/2028	35,000	37,422
[a,b]	Intact Financial Corp., 5.459% due 9/22/2032	60,000	60,041
[a]	Mutual of Omaha Cos Global Funding, 5.45% due 12/12/2028	80,000	81,533
[a]	Reliance Standard Life Global Funding II, 5.243% due 2/2/2026	196,000	193,989
	RenaissanceRe Finance, Inc., 3.70% due 4/1/2025	160,000	156,867
[b]	RenaissanceRe Holdings Ltd., 5.75% due 6/5/2033	188,000	189,397
[a]	RGA Global Funding, 2.70% due 1/18/2029	65,000	57,960
[a]	Security Benefit Global Funding, 1.25% due 5/17/2024	85,000	84,300
	Stewart Information Services Corp., 3.60% due 11/15/2031	90,000	73,806
			1,937,297
	Materials — 0.8%
	Containers & Packaging — 0.8%
	Ball Corp., 2.875% due 8/15/2030	95,000	81,134
[a]	Berry Global, Inc., 4.875% due 7/15/2026	250,000	245,227
[a,b]	CCL Industries, Inc., 3.05% due 6/1/2030	185,000	160,678
			487,039
	Media & Entertainment — 0.5%
	Media — 0.5%
[a]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.25% due 1/15/2034	105,000	79,246
[a]	Sirius XM Radio, Inc., 5.50% due 7/1/2029	250,000	238,030
			317,276
	Semiconductors & Semiconductor Equipment — 0.5%
	Semiconductors & Semiconductor Equipment — 0.5%
[a]	Broadcom, Inc., 3.187% due 11/15/2036	80,000	63,594
	Micron Technology, Inc., 6.75% due 11/1/2029	65,000	69,761
[a]	Qorvo, Inc., 3.375% due 4/1/2031	220,000	188,366
			321,721
	Software & Services — 1.1%
	Information Technology Services — 0.1%
	Kyndryl Holdings, Inc., 2.70% due 10/15/2028	25,000	22,158
	Internet Software & Services — 0.3%
[a,b]	Prosus NV, 3.832% due 2/8/2051	200,000	123,048
[a]	Prosus NV (EUR), 1.985% due 7/13/2033	100,000	83,239
	Software — 0.7%
[a,b]	Constellation Software, Inc., 5.158% due 2/16/2029	121,000	120,883
[a]	Fair Isaac Corp., 4.00% due 6/15/2028	85,000	79,435
[a]	MSCI, Inc., 3.625% due 9/1/2030	215,000	190,737
[a,b]	Open Text Corp., 3.875% due 12/1/2029	88,000	78,484
			697,984
	Technology Hardware & Equipment — 1.0%
	Electronic Equipment, Instruments & Components — 1.0%
	CDW LLC/CDW Finance Corp., 3.25% due 2/15/2029	185,000	167,701
[b]	Flex Ltd., 4.875% due 5/12/2030	30,000	29,209
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Vontier Corp., 2.40% due 4/1/2028	$ 250,000	$ 221,612
[a]	WESCO Distribution, Inc., 6.375% due 3/15/2029	200,000	202,102
			620,624
	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
[a]	Crown Castle Towers LLC, 4.241% due 7/15/2048	125,000	119,126
			119,126
	Transportation — 0.2%
	Air Freight & Logistics — 0.2%
	Ryder System, Inc., 5.30% due 3/15/2027	155,000	156,149
			156,149
	Utilities — 4.3%
	Electric Utilities — 4.2%
	AEP Texas, Inc., Series I, 2.10% due 7/1/2030	225,000	187,477
	Allegion U.S. Holding Co., Inc., 3.20% due 10/1/2024	85,000	83,853
	American Electric Power Co., Inc., 2.30% due 3/1/2030	220,000	187,194
	Black Hills Corp., 6.15% due 5/15/2034	220,000	226,877
[a]	Boston Gas Co., 3.757% due 3/16/2032	185,000	162,584
	Comision Federal de Electricidad,
[a,b]	3.348% due 2/9/2031	200,000	166,128
[b]	5.00% due 9/29/2036	141,200	124,584
[a]	Evergy Missouri West, Inc., 3.75% due 3/15/2032	65,000	57,398
	ITC Holdings Corp., 5.30% due 7/1/2043	170,000	160,482
[a]	Kentucky Power Co., 7.00% due 11/15/2033	191,000	204,261
[a]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	285,000	230,867
[a]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	205,847	201,067
[a]	Monongahela Power Co., 3.55% due 5/15/2027	80,000	76,086
[a]	Niagara Mohawk Power Corp., 3.508% due 10/1/2024	225,000	222,089
	Public Service Co. of Oklahoma, Series J, 2.20% due 8/15/2031	35,000	28,573
	Puget Energy, Inc., 4.224% due 3/15/2032	205,000	185,771
	Wisconsin Power & Light Co., 5.375% due 3/30/2034	225,000	226,408
	Gas Utilities — 0.1%
[a]	KeySpan Gas East Corp., 5.994% due 3/6/2033	60,000	60,803
			2,792,502
	Total Corporate Bonds (Cost $16,498,630)		16,776,090
	Long-Term Municipal Bonds — 0.2%
	County of Miami-Dade Seaport Department, 6.224% due 11/1/2055	100,000	106,605
	Total Long-Term Municipal Bonds (Cost $100,000)		106,605
	Preferred Stock — 0.1%
	Financial Services — 0.1%
	Capital Markets — 0.1%
[c,e]	Gabelli Dividend & Income Trust, Series J, 4.50% due 3/26/2028	4	94,376
			94,376
	Total Preferred Stock (Cost $80,000)		94,376
	Short-Term Investments — 0.2%
[f]	Thornburg Capital Management Fund	10,715	107,148
	Total Short-Term Investments (Cost $107,148)		107,148
	Total Investments — 100.7% (Cost $64,002,980)		$64,844,096
	Liabilities Net of Other Assets — (0.7)%		(427,512)
	Net Assets — 100.0%		$64,416,584
50 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Core Plus Bond Fund  |  March 31, 2024 (Unaudited)
Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2024
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	73,300	9/25/2024	79,758	$ 452	$ —

Net unrealized appreciation (depreciation)						$ 452

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $20,118,861, representing 31.23% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
d	When-issued security.
e	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
f	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
Mtg	Mortgage
RFUCCT1Y	Refinitiv USD Interbank Offered Rate Consumer Cash Fallbacks Term 1 Year
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFR90A	Secured Overnight Financing Rate 90-Day Average
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 51

Schedule of Investments
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Drillco Holdings Luxembourg SA	19,278	$ 394,620
[a,b]	Malamute Energy, Inc.	847	847
			395,467
	Telecommunication Services — 0.0%
	Diversified Telecommunication Services — 0.0%
[a,b]	Digicel Holdings Ltd.	24,516	22,235
			22,235
	Total Common Stock (Cost $1,763,028)		417,702
	Preferred Stock — 0.1%
	Financial Services — 0.1%
	Capital Markets — 0.1%
[a,c]	Gabelli Dividend & Income Trust Series J, 4.50%, 3/26/2028	525	12,386,850
			12,386,850
	Total Preferred Stock (Cost $12,882,832)		12,386,850
	Asset Backed Securities — 11.1%
	Auto Receivables — 3.5%
[d]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	$ 826,639	824,178
[d]	ACM Auto Trust, Series 2023-2A Class A, 7.97% due 6/20/2030	5,573,260	5,612,787
[d]	Ally Auto Receivables Trust Series 2023-1 Class CERT, due 4/15/2034	17,000	5,752,733
	Arivo Acceptance Auto Loan Receivables Trust,
[d]	Series 2021-1A Class A, 1.19% due 1/15/2027	251,616	248,794
[d]	Series 2021-1A Class C, 3.77% due 3/15/2027	900,000	871,549
[d]	Series 2021-1A Class D, 5.83% due 1/18/2028	850,000	820,379
[d]	Series 2024-1A Class A, 6.46% due 4/17/2028	4,800,000	4,807,145
[d]	Avid Automobile Receivables Trust, Series 2023-1 Class A, 6.63% due 7/15/2026	2,474,991	2,478,223
	BOF URSA VI Funding Trust I,
[d]	Series 2023-CAR1 Class B, 6.029% due 10/27/2031	2,685,148	2,678,680
[d]	Series 2023-CAR2 Class A2, 5.542% due 10/27/2031	5,983,180	5,954,252
[d]	Series 2023-CAR2 Class B, 6.029% due 10/27/2031	7,063,692	7,026,619
[d]	BOF VII AL Funding Trust I, Series 2023-CAR3 Class A2, 6.291% due 7/26/2032	9,575,478	9,628,077
	Carvana Auto Receivables Trust,
[d]	Series 2019-4A Class R, due 10/15/2026	8,000	2,280,952
[d]	Series 2020-P1 Class R, due 9/8/2027	20,000	1,654,651
[d]	Series 2021-N4 Class R, due 9/12/2028	11,650	630,958
[d]	Series 2021-P1 Class R, due 12/10/2027	23,500	2,205,787
[d]	Series 2021-P2 Class R, due 5/10/2028	7,500	1,516,417
[d]	Series 2021-P3 Class R, due 9/11/2028	9,000	1,780,979
[d]	Series 2021-P4 Class R, due 9/11/2028	8,250	2,009,638
[d]	Series 2022-N1 Class E, 6.01% due 12/11/2028	6,000,000	5,905,255
[d]	Series 2022-P1 Class R, due 1/10/2029	24,000	5,655,190
[d]	Series 2022-P1 Class XS, due 1/10/2029	387,549,398	1,792,687
[d]	Series 2023-N1 Class A, 6.36% due 4/12/2027	4,494,910	4,504,603
[d]	Series 2023-N3 Class A, 6.41% due 9/10/2027	3,228,343	3,242,147
[d]	Series 2023-N4 Class A, 6.42% due 1/10/2028	3,924,653	3,946,706
	CPS Auto Receivables Trust,
[d]	Series 2020-A Class F, 6.93% due 3/15/2027	3,500,000	3,500,962
[d]	Series 2020-C Class F, 6.67% due 11/15/2027	1,000,000	990,773
[d]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	10,000,000	10,177,041
[d]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	10,000	70,794
	Exeter Automobile Receivables Trust,
[d]	Series 2019-3A Class D, 3.11% due 8/15/2025	1,038,841	1,037,572
	Series 2021-1A Class D, 1.08% due 11/16/2026	2,461,759	2,402,217
	Series 2021-3A Class C, 0.96% due 10/15/2026	7,651,425	7,532,767
52 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	FHF Issuer Trust, Series 2024-1A Class A1, 5.769% due 3/17/2025	$ 12,788,924	$ 12,786,374
	FHF Trust,
[d]	Series 2021-2A Class A, 0.83% due 12/15/2026	1,076,978	1,047,672
[d]	Series 2022-2A Class A, 6.14% due 12/15/2027	3,660,667	3,650,426
[d]	Series 2023-1A Class A2, 6.57% due 6/15/2028	3,894,038	3,903,127
[d]	First Investors Auto Owner Trust, Series 2022-1A Class E, 5.41% due 6/15/2029	5,000,000	4,862,711
	Flagship Credit Auto Trust,
[d]	Series 2018-4 Class R, due 3/16/2026	13,000	634,088
[d]	Series 2019-1 Class E, 5.06% due 6/15/2026	2,446,223	2,436,534
[d]	Series 2019-1 Class R, due 6/15/2026	24,000	666,903
[d]	Series 2019-2 Class D, 3.53% due 5/15/2025	1,245,751	1,240,548
[d]	Series 2019-2 Class R, due 12/15/2026	33,000	1,344,105
[d]	Series 2019-3 Class R, due 12/15/2026	31,000	1,450,013
[d]	Series 2019-4 Class D, 3.12% due 1/15/2026	1,012,670	999,820
[d]	Series 2019-4 Class R, due 3/15/2027	26,000	1,162,971
[d]	Series 2022-1 Class E, 5.37% due 6/15/2029	6,120,000	5,121,016
[d]	Foursight Capital Automobile Receivables Trust, Series 2021-1 Class F, 4.06% due 8/15/2028	3,130,000	3,057,376
[d]	GLS Auto Receivables Issuer Trust, Series 2020-2A Class C, 4.57% due 4/15/2026	705,431	703,220
[d]	Hertz Vehicle Financing LLC, Series 2021-1A Class A, 1.21% due 12/26/2025	17,535,000	17,120,718
	JPMorgan Chase Bank NA - CACLN,
[d]	Series 2020-1 Class R, 33.784% due 1/25/2028	1,234,890	1,302,857
[d]	Series 2020-2 Class R, 31.355% due 2/25/2028	10,615,289	11,560,231
[d]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,219,887	3,773,290
[d]	Series 2021-2 Class G, 8.482% due 12/26/2028	3,950,000	3,998,180
	Lendbuzz Securitization Trust,
[d]	Series 2021-1A Class A, 1.46% due 6/15/2026	1,458,748	1,412,734
[d]	Series 2022-1A Class A, 4.22% due 5/17/2027	8,560,028	8,393,764
[d]	Series 2023-2A Class A2, 7.09% due 10/16/2028	4,113,474	4,145,902
[d]	Series 2023-3A Class A1, 6.03% due 10/15/2024	404,358	404,367
[d]	Series 2024-1A Class A1, 5.789% due 1/15/2025	2,993,353	2,992,614
	Lobel Automobile Receivables Trust,
[d]	Series 2023-1 Class A, 6.97% due 7/15/2026	2,627,779	2,632,460
[d]	Series 2023-2 Class A, 7.59% due 4/16/2029	7,146,482	7,214,574
[d,e]	Oscar U.S. Funding XV LLC, Series 2023-1A Class A2, 6.07% due 9/10/2026	2,402,400	2,406,330
	Research-Driven Pagaya Motor Asset Trust,
[d]	Series 2023-3A Class A, 7.13% due 1/26/2032	15,517,918	15,610,788
[d]	Series 2023-4A Class A, 7.54% due 3/25/2032	9,327,061	9,431,244
[d]	Research-Driven Pagaya Motor Trust, Series 2024-1A Class A, 7.09% due 6/25/2032	9,750,000	9,763,105
[d]	SAFCO Auto Receivables Trust, Series 2024-1A Class A, 6.51% due 3/20/2028	10,972,014	10,986,160
	Santander Consumer Auto Receivables Trust,
[d]	Series 2020-AA Class R, due 1/16/2029	25,000	2,471,586
[d]	Series 2021-AA Class F, 5.79% due 8/15/2028	3,000,000	2,878,734
[d]	Series 2021-AA Class R, due 8/15/2028	28,500	1,326,080
	Santander Drive Auto Receivables Trust,
	Series 2021-3 Class C, 0.95% due 9/15/2027	2,231,159	2,222,449
[d]	Series 2023-S1 Class R1, 8.14% due 4/18/2028	12,784,334	12,872,072
[d]	Skopos Auto Receivables Trust, Series 2019-1A Class D, 5.24% due 4/15/2025	170,437	170,403
[d]	Tricolor Auto Securitization Trust, Series 2023-1A Class A, 6.48% due 8/17/2026	1,913,653	1,914,955
[d]	United Auto Credit Securitization Trust Series 2022-1 Class R, due 11/10/2028	37,000	465,387
			292,079,400
	Credit Card — 0.6%
[d]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	7,900,000	7,627,086
[d]	Brex Commercial Charge Card Master Trust, Series 2024-1 Class A1, 6.05% due 7/15/2027	11,173,000	11,164,454
[d]	Continental Credit Card ABS LLC, Series 2019-1A Class C, 6.16% due 8/15/2026	6,440,000	6,396,626
	Continental Finance Credit Card ABS Master Trust,
[d]	Series 2020-1A Class A, 2.24% due 12/15/2028	2,011,887	1,987,347
[d]	Series 2020-1A Class B, 3.66% due 12/15/2028	3,700,000	3,570,860
[d]	Genesis Private Label Amortizing Trust, Series 2020-1 Class D, 6.63% due 7/20/2030	704,080	702,372
[d]	Mercury Financial Credit Card Master Trust, Series 2023-1A Class A, 8.04% due 9/20/2027	14,600,000	14,725,329
[d]	Mission Lane Credit Card Master Trust, Series 2023-B Class A, 7.69% due 11/15/2028	8,000,000	8,116,185
			54,290,259
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Other Asset Backed — 5.7%
[c,d]	321 Henderson Receivables I LLC, Series 2006-3A Class A1, 5.64% (TSFR1M + 0.31%) due 9/15/2041	$ 548,353	$ 540,616
[d]	Affirm Asset Securitization Trust, Series 2021-Z2 Class A, 1.17% due 11/16/2026	332,811	326,511
[d]	AFG ABS I LLC, Series 2023-1 Class A2, 6.30% due 9/16/2030	7,883,281	7,895,014
[d]	AMCR ABS Trust, Series 2023-1A Class A, 7.66% due 1/21/2031	4,144,899	4,169,699
[d]	Amur Equipment Finance Receivables IX LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	8,152,000	7,909,502
	Aqua Finance Trust,
[d]	Series 2019-A Class D, 6.07% due 7/16/2040	13,373,210	11,799,451
[d]	Series 2020-AA Class A, 1.90% due 7/17/2046	2,317,539	2,108,571
[d]	Series 2020-AA Class D, 7.15% due 7/17/2046	3,220,000	2,839,187
[d]	Series 2021-A Class A, 1.54% due 7/17/2046	4,663,491	4,082,341
[d]	Arm Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1 Class A, 2.43% due 11/15/2027	12,550,000	12,067,986
[d]	Auxilior Term Funding LLC, Series 2023-1A Class A2, 6.18% due 12/15/2028	3,640,000	3,663,776
	BHG Securitization Trust,
[d]	Series 2021-A Class C, 3.69% due 11/17/2033	2,200,000	1,758,447
[d]	Series 2021-B Class A, 0.90% due 10/17/2034	1,265,906	1,237,012
[d]	Series 2022-A Class A, 1.71% due 2/20/2035	5,436,810	5,355,610
[c,d,e]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213% due 12/16/2041	2,963,768	2,919,311
[c,d]	Cascade MH Asset Trust, Whole Loan Securities Trust CMO, Series 2021-MH1 Class B3, 7.569% due 2/25/2046	1,936,119	1,528,214
[d,e]	CFG Investments Ltd., Series 2023-1 Class A, 8.56% due 7/25/2034	7,400,000	7,588,024
[d]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	917,161	873,539
[c,d]	Consumer Lending Receivables Trust Series 2019-A Class CERT, due 4/15/2026	3,658	1,124
[c,d]	Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-HP1 Class CERT, due 12/15/2026	100,000	384,603
[d]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	4,958,171	4,946,338
[d]	Crossroads Asset Trust, Series 2022-A Class A, 6.35% due 4/21/2031	4,490,211	4,501,093
	Dext ABS LLC,
[d]	Series 2021-1 Class A, 1.12% due 2/15/2028	3,496,170	3,432,844
[d]	Series 2023-2 Class A2, 6.56% due 5/15/2034	4,982,373	5,011,880
[d]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	19,150,000	17,087,622
[d]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	10,983,000	9,800,263
[d,e]	ECAF I Ltd., Series 2015-1A Class B1, 5.802% due 6/15/2040	4,600,055	1,172,959
[d]	EverBright Solar Trust, Series 2024-A Class A, 6.43% due 6/22/2054	12,100,000	12,064,423
[d]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/25/2049	5,000,000	4,943,130
[d]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 7.00% due 7/25/2051	11,199,870	10,300,419
	Foundation Finance Trust,
[d]	Series 2019-1A Class A, 3.86% due 11/15/2034	331,064	328,925
[d]	Series 2019-1A Class C, 5.66% due 11/15/2034	575,000	544,295
[d]	Series 2020-1A Class A, 3.54% due 7/16/2040	1,673,893	1,633,263
[d]	Series 2020-1A Class C, 5.75% due 7/16/2040	4,025,000	3,760,184
[d]	Series 2021-1A Class A, 1.27% due 5/15/2041	1,331,334	1,194,198
[d]	Series 2021-1A Class D, 4.96% due 5/15/2041	2,012,755	1,747,673
[d]	Series 2021-2A Class A, 2.19% due 1/15/2042	1,360,402	1,246,214
[d]	Series 2021-2A Class D, 5.73% due 1/15/2042	3,750,000	3,277,527
	Goldman Home Improvement Trust Issuer Trust,
[d]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	4,079,110	3,815,563
[a,d]	Series 2021-GRN2 Class R, due 6/20/2051	41,500	2,324,763
[d]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	1,949,051	1,901,587
[d]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	9,129,358	7,491,631
	GoodLeap Sustainable Home Solutions Trust,
[d]	Series 2021-3CS Class A, 2.10% due 5/20/2048	1,966,540	1,534,901
[d]	Series 2021-3CS Class C, 3.50% due 5/20/2048	4,193,447	2,575,589
[d]	Series 2021-4GS Class A, 1.93% due 7/20/2048	5,924,537	4,523,945
[d]	Series 2021-5CS Class A, 2.31% due 10/20/2048	8,959,551	7,129,740
[c,d]	Gracie Point International Funding LLC, Series 2023-2A Class A, 7.608% (SOFR90A + 2.25%) due 3/1/2027	15,180,984	15,306,711
[d]	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	858,050	747,026
[d]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	813,576	779,266
	InStar Leasing III LLC,
[d]	Series 2021-1A Class A, 2.30% due 2/15/2054	4,258,505	3,777,081
[d]	Series 2021-1A Class C, 5.29% due 2/15/2054	4,891,158	4,314,742
	LendingPoint Asset Securitization Trust,
[d]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	4,000,000	3,971,493
[d]	Series 2021-A Class D, 5.73% due 12/15/2028	9,000,000	7,698,870
[d]	Series 2021-B Class D, 6.12% due 2/15/2029	5,000,000	3,690,415
54 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Series 2022-A Class E, 7.02% due 6/15/2029	$ 6,000,000	$ 3,984,851
[d]	Series 2022-B Class A, 4.77% due 10/15/2029	1,003,272	998,348
[d]	Series 2022-C Class A, 6.56% due 2/15/2030	1,342,597	1,342,965
[d]	LendingPoint Pass-Through Trust, Series 2022-ST3 Class A, 4.00% due 5/15/2028	413,125	406,620
	LL ABS Trust,
[d]	Series 2020-1A Class C, 6.54% due 1/17/2028	1,609,805	1,609,805
[d]	Series 2021-1A Class A, 1.07% due 5/15/2029	111,839	111,464
	Loanpal Solar Loan Ltd.,
[d]	Series 2021-1GS Class A, 2.29% due 1/20/2048	1,208,146	969,383
[d,f]	Series 2021-1GS Class R, due 1/20/2048	13,252,480	8,336,979
[d]	Series 2021-2GS Class C, 3.50% due 3/20/2048	2,991,078	1,796,055
[d]	LP LMS Asset Securitization Trust, Series 2021-2A Class D, 6.61% due 1/15/2029	2,947,000	2,582,256
	Marlette Funding Trust,
[d]	Series 2018-1A Class CERT, due 3/15/2028	58,592	48,033
[d]	Series 2019-4A Class C, 3.76% due 12/17/2029	292,560	292,268
[d]	Series 2021-1A Class R, due 6/16/2031	9,520	179,964
[d]	Series 2021-2A Class R, due 9/15/2031	16,347	396,580
[d]	Series 2021-3A Class B, 1.30% due 12/15/2031	473,558	469,976
[d]	Series 2021-3A Class R, due 12/15/2031	53,946	2,070,167
[d]	Series 2022-3A Class A, 5.18% due 11/15/2032	870,218	868,691
[d]	Series 2023-2A Class A, 6.04% due 6/15/2033	5,092,491	5,085,663
[d]	Momnt Technologies Trust, Series 2023-1A Class A, 6.92% due 3/20/2045	9,120,601	9,176,666
	Mosaic Solar Loan Trust,
[d]	Series 2020-2A Class D, 5.42% due 8/20/2046	760,573	701,912
[d]	Series 2020-2A Class R, due 8/20/2046	975,660	375,097
[d]	Series 2021-1A Class R, due 12/20/2046	6,899,985	662,502
[d]	Series 2021-2A Class R, due 4/22/2047	9,930,000	884,465
[d]	Series 2021-3A Class R, due 6/20/2052	12,246,439	504,908
[d]	NetCredit Combined Receivables LLC, Series 2023-A Class A, 7.78% due 12/20/2027	3,741,170	3,742,893
[c,d]	Oportun Funding LLC Series 2022-1 Class CERT, due 6/15/2029	11,000	575,864
[d]	Oportun Funding XIV LLC, Series 2021-A Class A, 1.21% due 3/8/2028	5,792,245	5,615,093
	Oportun Issuance Trust,
[d]	Series 2021-B Class A, 1.47% due 5/8/2031	7,300,000	6,872,895
[d]	Series 2022-A Class A, 5.05% due 6/9/2031	10,588,000	10,482,615
	Pagaya AI Debt Selection Trust,
[d]	Series 2020-4 Class B, 8.25% due 1/25/2028	3,037,766	3,046,927
[d]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	2,174,058	2,120,516
	Pagaya AI Debt Trust,
[d]	Series 2022-1 Class A, 2.03% due 10/15/2029	3,844,980	3,802,594
[d]	Series 2022-2 Class A, 4.97% due 1/15/2030	1,484,528	1,477,263
[d]	Series 2023-1 Class A, 7.556% due 7/15/2030	3,224,547	3,239,389
[c,d]	Series 2023-5 Class AB, 7.31% due 4/15/2031	5,435,191	5,464,507
[d]	Series 2024-1 Class A, 6.66% due 7/15/2031	4,500,000	4,515,731
[d]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	477,019	476,310
[d]	PowerPay Issuance Trust, Series 2024-1A Class A, 6.53% due 2/18/2039	8,360,000	8,360,000
	Prosper Marketplace Issuance Trust,
[c,d]	Series 2019-2A Class CERT, due 9/15/2025	16,385	47,905
[c,d]	Series 2019-3A Class CERT, due 7/15/2025	101,327,127	219,069
[d]	Series 2023-1A Class A, 7.06% due 7/16/2029	1,565,284	1,570,628
[d]	Series 2024-1A Class A, 6.12% due 8/15/2029	10,025,000	10,023,242
	Prosper Pass-Thru Trust II,
[d]	Series 2019-ST1 Class CERT, due 7/15/2025	13,363,728	43,306
[d]	Series 2019-ST2 Class R1, due 11/15/2025	6,385,267	218,012
[d]	Series 2019-ST2 Class R2, due 11/15/2025	3,193,133	109,023
[d]	Reach Financial LLC, Series 2023-1A Class A, 7.05% due 2/18/2031	1,390,448	1,395,794
[d]	Republic Finance Issuance Trust, Series 2021-A Class A, 2.30% due 12/22/2031	8,400,000	8,031,908
[c,d]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	18,307,000	18,089,216
[d]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	6,423,348	6,380,240
[d]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	12,865,385	12,053,386
[d]	Sierra Timeshare Receivables Funding LLC, Series 2023-1A Class D, 9.80% due 1/20/2040	2,347,101	2,428,476
[d]	SolarCity LMC Series I LLC, Series 2013-1 Class A, 4.80% due 11/20/2038	813,033	796,096
[d]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	3,063,185	2,815,533
[d]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	11,890,000	11,140,068
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Theorem Funding Trust, Series 2022-3A Class A, 7.60% due 4/15/2029	$ 3,376,004	$ 3,401,282
	Upstart Pass-Through Trust,
[d]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	133,638	132,980
[d]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	158,641	156,994
[d]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	232,212	228,694
[d]	Series 2020-ST5 Class A, 3.00% due 12/20/2026	1,667,258	1,655,105
[d]	Series 2021-ST1 Class A, 2.75% due 2/20/2027	1,099,962	1,076,496
[d]	Series 2021-ST2 Class A, 2.50% due 4/20/2027	1,233,314	1,201,801
[d]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	1,209,438	1,163,829
[d]	Series 2021-ST5 Class A, 2.00% due 7/20/2027	1,069,809	1,032,311
[d]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	834,602	807,472
[d]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	248,000	245,110
[d]	Series 2021-ST8 Class CERT, due 10/20/2029	5,400,000	1,486,588
[d]	Series 2021-ST9 Class CERT, due 11/20/2029	1,414,000	381,313
	Upstart Securitization Trust,
[d,f]	Series 2018-2 Class CERT, due 12/22/2025	84,500	902,059
[d]	Series 2020-1 Class C, 4.899% due 4/22/2030	1,510,310	1,505,111
[d]	Series 2020-3 Class C, 6.25% due 11/20/2030	2,520,525	2,513,211
[d]	Series 2021-2 Class C, 3.61% due 6/20/2031	14,288,660	13,934,075
[d]	Series 2021-3 Class CERT, due 7/20/2031	7,165	102,589
[d]	Series 2021-4 Class CERT, due 9/20/2031	4,706	196,412
[d]	Series 2023-1 Class A, 6.59% due 2/20/2033	1,423,012	1,423,434
[d]	Series 2023-3 Class A, 6.90% due 10/20/2033	3,915,182	3,932,625
	Upstart Structured Pass-Through Trust,
[d]	Series 2022-1A Class A, 3.40% due 4/15/2030	5,869,179	5,757,457
[d]	Series 2022-4A Class A, 7.01% due 11/15/2030	2,740,224	2,744,683
[d]	Verdant Receivables LLC, Series 2023-1A Class A2, 6.24% due 1/13/2031	9,808,561	9,874,930
			472,491,789
	Student Loan — 1.3%
	College Avenue Student Loans LLC,
[c,d]	Series 2021-A Class A1, 6.544% (TSFR1M + 1.21%) due 7/25/2051	2,562,195	2,542,441
[d]	Series 2021-A Class A2, 1.60% due 7/25/2051	244,019	214,164
[c,d]	Series 2021-C Class A1, 6.344% (TSFR1M + 1.01%) due 7/26/2055	4,857,622	4,717,373
[d]	Series 2021-C Class R, due 7/26/2055	38,750	9,056,614
	Commonbond Student Loan Trust,
[d]	Series 18-CGS Class A1, 3.87% due 2/25/2046	393,495	370,722
[d]	Series 2020-1 Class A, 1.69% due 10/25/2051	1,451,597	1,279,568
[d]	Series 2021-BGS Class A, 1.17% due 9/25/2051	4,553,747	3,847,904
[d]	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A Class A, 1.80% due 11/25/2045	18,878,832	16,787,582
	National Collegiate Student Loan Trust,
[c]	Series 2004-2 Class B, 5.984% (TSFR1M + 0.65%) due 12/26/2033	7,402,780	7,224,390
[c]	Series 2006-1 Class A5, 5.794% (TSFR1M + 0.46%) due 3/25/2033	9,388,695	9,039,894
[c]	Series 2006-4 Class A4, 5.754% (TSFR1M + 0.42%) due 5/25/2032	3,135,404	3,040,634
[c]	Series 2007-2 Class A4, 5.734% (TSFR1M + 0.40%) due 1/25/2033	1,829,883	1,719,633
[c,d]	Navient Private Education Refi Loan Trust, Series 2019-D Class A2B, 6.49% (TSFR1M + 1.16%) due 12/15/2059	2,908,331	2,891,884
	Nelnet Student Loan Trust,
[c,d]	Series 2015-2A Class A2, 6.035% (SOFR30A + 0.71%) due 9/25/2042	1,581,894	1,554,082
[c,d]	Series 2021-CA Class AFL, 6.183% (TSFR1M + 0.85%) due 4/20/2062	2,783,691	2,753,322
[c,d]	Series 2021-DA Class AFL, 6.133% (TSFR1M + 0.80%) due 4/20/2062	3,305,847	3,269,262
[c,d,e]	Prodigy Finance DAC, Series 2021-1A Class A, 6.694% (TSFR1M + 1.36%) due 7/25/2051	564,285	559,667
	SLM Student Loan Trust,
[c]	Series 2008-2 Class A3, 6.373% (SOFR90A + 1.01%) due 4/25/2023	109,426	108,377
[b,c,g]	Series 2008-5 Class A4, 7.323% (SOFR90A + 1.96%) due 7/25/2023	550,711	550,546
[c]	Series 2011-2 Class A2, 6.635% (SOFR30A + 1.31%) due 10/25/2034	2,685,326	2,694,015
[c]	Series 2012-1 Class A3, 6.385% (SOFR30A + 1.06%) due 9/25/2028	1,339,270	1,313,998
[c]	Series 2013-6 Class A3, 6.085% (SOFR30A + 0.76%) due 6/26/2028	1,527,838	1,510,480
	SMB Private Education Loan Trust,
[d]	Series 2021-A Class R, due 1/15/2053	2,742	7,449,116
[c,d]	Series 2021-D Class A1B, 6.04% (TSFR1M + 0.71%) due 3/17/2053	2,150,742	2,121,120
[d]	Series 2022-A Class D, 4.75% due 11/16/2054	6,000,000	5,680,271
[d]	SoFi Professional Loan Program LLC, Series 2021-B Class AFX, 1.14% due 2/15/2047	17,713,054	15,218,303
56 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	SoFi Professional Loan Program Trust Series 2021-B Class R1, due 2/15/2047	$ 90,000	$ 3,056,307
[c,d]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 6.143% (TSFR1M + 0.81%) due 11/20/2061	1,922,494	1,914,593
			112,486,262
	Total Asset Backed Securities (Cost $968,789,813)		931,347,710
	Corporate Bonds — 41.9%
	Automobiles & Components — 0.5%
	Automobile Components — 0.1%
[d]	LKQ European Holdings BV (EUR), 4.125% due 4/1/2028	6,600,000	7,139,136
[d]	Real Hero Merger Sub 2, Inc., 6.25% due 2/1/2029	4,616,000	4,040,662
	Automobiles — 0.4%
[c,d]	Daimler Truck Finance North America LLC, 6.111% (SOFR + 0.75%) due 12/13/2024	4,099,000	4,107,608
	Hyundai Capital America,
[d]	0.875% due 6/14/2024	3,950,000	3,909,987
[d]	1.00% due 9/17/2024	7,143,000	6,985,425
[d]	1.80% due 10/15/2025 - 1/10/2028	1,933,000	1,792,382
[d]	3.00% due 2/10/2027	2,750,000	2,581,205
[d]	5.30% due 3/19/2027	4,750,000	4,750,760
[d]	5.50% due 3/30/2026	3,000,000	3,003,150
[d]	5.80% due 6/26/2025	4,500,000	4,507,560
[d]	6.50% due 1/16/2029	3,000,000	3,149,100
			45,966,975
	Banks — 1.5%
	Banks — 1.5%
[c,e]	Bank Leumi Le-Israel BM, 7.129% (5-Yr. CMT + 3.466%) due 7/18/2033	8,239,000	8,120,935
	Bank of New York Mellon Corp.,
[c,h]	Series F, 4.625% (TSFR3M + 3.39%) due 9/20/2026	1,935,000	1,834,806
[c,h]	Series I, 3.75% (5-Yr. CMT + 2.630%) due 12/20/2026	19,575,000	17,955,756
[c,d,e]	DNB Bank ASA, 5.896% (SOFRINDX + 1.95%) due 10/9/2026	6,900,000	6,934,638
	FNB Corp., 5.15% due 8/25/2025	3,170,000	3,122,418
	KeyBank NA, 5.00% due 1/26/2033	12,100,000	11,214,764
[d,e]	Macquarie Bank Ltd., 3.624% due 6/3/2030	2,800,000	2,482,256
[c,d,e]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	5,177,000	4,720,233
	Santander Holdings USA, Inc.,
	3.45% due 6/2/2025	1,185,000	1,151,962
[c]	6.174% (SOFR + 2.50%) due 1/9/2030	11,370,000	11,480,516
[c]	7.66% (SOFR + 3.28%) due 11/9/2031	12,000,000	13,060,320
[d,e]	Sumitomo Mitsui Trust Bank Ltd., 5.65% due 3/9/2026	5,800,000	5,840,368
	Synchrony Bank, 5.40% due 8/22/2025	6,660,000	6,599,927
	U.S. Bancorp,
[c]	4.653% (SOFR + 1.23%) due 2/1/2029	7,808,000	7,645,047
[c]	5.775% (SOFR + 2.02%) due 6/12/2029	6,950,000	7,072,181
	Wells Fargo & Co.,
[c]	4.808% (SOFR + 1.98%) due 7/25/2028	3,350,000	3,301,057
[c]	5.574% (SOFR + 1.74%) due 7/25/2029	10,000,000	10,114,500
			122,651,684
	Capital Goods — 1.6%
	Aerospace & Defense — 0.9%
[d]	BWX Technologies, Inc.,4.125% due 6/30/2028 - 4/15/2029	16,461,000	15,234,291
[d]	L3Harris Technologies, Inc., due 8/23/2024	20,000,000	19,528,000
	Teledyne Technologies, Inc., 0.95% due 4/1/2024	13,874,000	13,874,000
	TransDigm, Inc.,
[d]	6.375% due 3/1/2029	14,860,000	14,905,472
[d]	6.75% due 8/15/2028	11,165,000	11,328,679
	Construction & Engineering — 0.2%
[d,e]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	18,475,000	17,631,616
	Machinery — 0.3%
[d,e]	ATS Corp., 4.125% due 12/15/2028	9,620,000	8,809,419
[d,i]	Esab Corp., 6.25% due 4/15/2029	970,000	975,180
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Flowserve Corp., 3.50% due 10/1/2030	$ 3,431,000	$ 3,055,374
	nVent Finance SARL,
[e]	2.75% due 11/15/2031	4,097,000	3,373,633
[e]	4.55% due 4/15/2028	3,000,000	2,915,880
	Regal Rexnord Corp.,
[d]	6.05% due 2/15/2026	4,350,000	4,376,100
[d]	6.30% due 2/15/2030	6,000,000	6,145,800
	Trading Companies & Distributors — 0.2%
	LKQ Corp., 6.25% due 6/15/2033	5,840,000	6,079,499
[d]	Windsor Holdings III LLC, 8.50% due 6/15/2030	7,470,000	7,844,471
			136,077,414
	Commercial & Professional Services — 1.9%
	Commercial Services & Supplies — 1.5%
[d]	ACCO Brands Corp., 4.25% due 3/15/2029	16,611,000	14,950,066
	Avery Dennison Corp., 5.75% due 3/15/2033	16,449,000	17,127,850
[e]	Cimpress plc, 7.00% due 6/15/2026	12,141,000	12,140,393
[d]	Clean Harbors, Inc., 6.375% due 2/1/2031	1,000,000	1,007,060
	CoreCivic, Inc., 8.25% due 4/15/2029	12,869,000	13,460,073
	Element Fleet Management Corp.,
[d,e]	5.643% due 3/13/2027	5,400,000	5,415,768
[d,e]	6.271% due 6/26/2026	17,735,000	17,943,741
[d,e]	6.319% due 12/4/2028	3,422,000	3,535,576
	Equifax, Inc.,
	2.35% due 9/15/2031	9,394,000	7,761,699
	5.10% due 6/1/2028	4,667,000	4,675,027
	Quanta Services, Inc., 0.95% due 10/1/2024	13,381,000	13,049,419
[d]	UL Solutions, Inc., 6.50% due 10/20/2028	16,950,000	17,668,680
[d]	VT Topco, Inc., 8.50% due 8/15/2030	1,450,000	1,530,069
	Professional Services — 0.4%
	Gartner, Inc.,
[d]	3.625% due 6/15/2029	7,155,000	6,481,572
[d]	4.50% due 7/1/2028	3,749,000	3,575,046
[d]	Korn Ferry, 4.625% due 12/15/2027	17,229,000	16,423,372
	Verisk Analytics, Inc., 5.75% due 4/1/2033	3,540,000	3,684,078
			160,429,489
	Consumer Discretionary Distribution & Retail — 0.2%
	Broadline Retail — 0.2%
	MercadoLibre, Inc.,
	2.375% due 1/14/2026	5,460,000	5,114,546
	3.125% due 1/14/2031	9,965,000	8,336,320
	Specialty Retail — 0.0%
	Advance Auto Parts, Inc., 3.90% due 4/15/2030	2,380,000	2,158,874
			15,609,740
	Consumer Durables & Apparel — 0.3%
	Household Durables — 0.2%
[d]	CD&R Smokey Buyer, Inc., 6.75% due 7/15/2025	13,833,000	13,704,215
	Leisure Products — 0.1%
	Polaris, Inc., 6.95% due 3/15/2029	9,875,000	10,505,815
			24,210,030
	Consumer Services — 1.2%
	Hotels, Restaurants & Leisure — 1.2%
	Hyatt Hotels Corp., 5.75% due 4/23/2030	4,475,000	4,589,605
	Marriott International, Inc.,
	Series GG, 3.50% due 10/15/2032	8,825,000	7,728,405
	Series- II, 2.75% due 10/15/2033	2,359,000	1,916,334
[d]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	14,453,000	14,429,731
[d]	Papa John’s International, Inc., 3.875% due 9/15/2029	12,568,000	11,153,723
[d]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	15,990,000	16,000,873
[d]	Six Flags Entertainment Corp., 7.25% due 5/15/2031	8,888,000	8,999,278
58 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	TKC Holdings, Inc., 6.875% due 5/15/2028	$ 8,650,000	$ 8,206,601
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	13,000,000	13,000,390
[d]	WMG Acquisition Corp. (EUR), 2.25% due 8/15/2031	19,018,000	17,801,041
			103,825,981
	Consumer Staples Distribution & Retail — 0.6%
	Consumer Staples Distribution & Retail — 0.6%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
[d]	5.875% due 2/15/2028	13,948,000	13,802,522
[d]	6.50% due 2/15/2028	4,725,000	4,781,511
[d]	KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00% due 2/15/2029	20,667,000	20,946,005
[d]	U.S. Foods, Inc., 4.75% due 2/15/2029	12,000,000	11,389,200
			50,919,238
	Energy — 2.7%
	Energy Equipment & Services — 0.1%
[d,e]	Empresa Generadora de Electricidad Haina SA, 5.625% due 11/8/2028	10,800,000	9,813,852
[d,e,h]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 4/29/2024	304,899	16,590
	Oil, Gas & Consumable Fuels — 2.6%
[d]	Chesapeake Energy Corp., 5.50% due 2/1/2026	8,550,000	8,492,715
[d]	CITGO Petroleum Corp., 7.00% due 6/15/2025	12,200,000	12,187,312
[d]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	725,000	700,111
[d]	Columbia Pipelines Operating Co. LLC, 5.927% due 8/15/2030	11,960,000	12,260,675
[d]	Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625% due 3/15/2029	6,410,000	6,546,405
	Ecopetrol SA,
[e]	6.875% due 4/29/2030	4,860,000	4,745,741
[e]	8.875% due 1/13/2033	10,588,000	11,193,210
[d]	El Paso Natural Gas Co. LLC, 3.50% due 2/15/2032	1,989,000	1,689,894
	Energean Israel Finance Ltd.,
[e]	5.375% due 3/30/2028	6,500,000	5,939,050
[e]	8.50% due 9/30/2033	7,860,000	7,781,321
	Energy Transfer LP,
	6.05% due 12/1/2026	14,520,000	14,821,000
[c]	8.586% (TSFR3M + 3.28%) due 11/1/2066	1,200,000	1,089,828
[d]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	2,101,000	1,699,310
	Galaxy Pipeline Assets Bidco Ltd.,
[d,e]	1.75% due 9/30/2027	6,659,980	6,256,918
[d,e]	2.16% due 3/31/2034	3,703,559	3,186,282
[d,e]	2.625% due 3/31/2036	6,630,000	5,399,737
[b,d,e,g]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	16,000,000	8,337,440
[d]	Gray Oak Pipeline LLC, 3.45% due 10/15/2027	6,730,000	6,317,047
	Gulfstream Natural Gas System LLC,
[d]	4.60% due 9/15/2025	5,000,000	4,914,800
[d]	6.19% due 11/1/2025	3,584,000	3,596,042
	Kinder Morgan Energy Partners LP, 5.80% due 3/15/2035	4,450,000	4,517,551
[d,e]	Medco Maple Tree Pte. Ltd., 8.96% due 4/27/2029	13,000,000	13,522,730
[d]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	5,487,000	5,299,125
	MPLX LP, 4.95% due 9/1/2032	2,790,000	2,712,689
[d,e]	Parkland Corp., 5.875% due 7/15/2027	5,456,000	5,408,751
	Petroleos Mexicanos,
[e]	5.95% due 1/28/2031	8,312,000	6,666,390
[e]	6.84% due 1/23/2030	10,950,000	9,602,165
[d,e]	Raizen Fuels Finance SA, 6.45% due 3/5/2034	4,800,000	4,919,856
[c,d]	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00% due 10/15/2026	848,000	857,820
[h]	Summit Midstream Partners LP, Series A, 13.021% due 4/29/2024	2,114,000	2,008,300
	Sunoco LP/Sunoco Finance Corp.,
	5.875% due 3/15/2028	15,530,000	15,413,370
[d]	7.00% due 9/15/2028	4,470,000	4,567,982
	Tennessee Gas Pipeline Co. LLC, 7.00% due 3/15/2027	2,251,000	2,362,515
[d,e]	TMS Issuer SARL, 5.78% due 8/23/2032	10,700,000	11,002,596
			225,847,120
	Equity Real Estate Investment Trusts (REITs) — 1.8%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diversified REITs — 1.5%
	American Tower Corp.,
	1.45% due 9/15/2026	$ 1,842,000	$ 1,680,696
	1.875% due 10/15/2030	6,000,000	4,866,060
	5.80% due 11/15/2028	5,000,000	5,122,300
[d]	American Tower Trust #1, 3.652% due 3/15/2048	14,250,000	13,501,926
	Crown Castle, Inc.,
	1.05% due 7/15/2026	2,636,000	2,397,416
	5.00% due 1/11/2028	7,100,000	7,029,071
	Digital Realty Trust LP, 4.45% due 7/15/2028	4,800,000	4,649,760
	Extra Space Storage LP, 5.70% due 4/1/2028	3,257,000	3,315,137
[d]	Iron Mountain Information Management Services, Inc., 5.00% due 7/15/2032	6,085,000	5,554,205
	Iron Mountain, Inc.,
[d]	4.875% due 9/15/2029	2,000,000	1,875,440
[d]	7.00% due 2/15/2029	7,985,000	8,141,107
	Realty Income Corp., 4.70% due 12/15/2028	4,503,000	4,436,851
	SBA Tower Trust,
[d]	1.631% due 5/15/2051	13,500,000	12,215,237
[d]	1.84% due 4/15/2027	3,400,000	3,046,738
[d]	1.884% due 7/15/2050	2,420,000	2,259,023
[d]	6.599% due 1/15/2028	15,000,000	15,366,699
	Sun Communities Operating LP,
	2.30% due 11/1/2028	5,153,000	4,503,413
	2.70% due 7/15/2031	9,377,000	7,730,305
[d,e]	Trust Fibra Uno, 5.25% due 1/30/2026	8,699,000	8,494,661
	Vornado Realty LP,
	2.15% due 6/1/2026	9,336,500	8,473,994
	3.40% due 6/1/2031	957,000	757,245
	Retail REITs — 0.3%
	Brixmor Operating Partnership LP, 3.85% due 2/1/2025	4,362,000	4,287,366
	Retail Opportunity Investments Partnership LP, 6.75% due 10/15/2028	20,016,000	20,736,977
			150,441,627
	Financial Services — 5.1%
	Capital Markets — 1.9%
[d,e]	B3 SA - Brasil Bolsa Balcao, 4.125% due 9/20/2031	14,877,000	12,993,274
	Blue Owl Capital Corp. III, 3.125% due 4/13/2027	6,070,000	5,529,042
	Blue Owl Credit Income Corp.,
	3.125% due 9/23/2026	2,176,000	1,997,111
	4.70% due 2/8/2027	780,000	739,963
	7.75% due 9/16/2027	1,350,000	1,382,940
	Blue Owl Technology Finance Corp.,
	2.50% due 1/15/2027	200,000	177,420
[d]	3.75% due 6/17/2026	4,232,000	3,911,214
[d]	4.75% due 12/15/2025	24,596,000	23,635,526
[d]	Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV (GBP), 8.50% due 1/15/2031	150,000	204,213
[d]	Burford Capital Global Finance LLC, 9.25% due 7/1/2031	18,500,000	19,584,655
[c]	Citigroup Global Markets Holdings, Inc., 6.40% due 1/29/2035	4,108,000	2,734,342
	Compass Group Diversified Holdings LLC,
[d]	5.00% due 1/15/2032	800,000	715,744
[d]	5.25% due 4/15/2029	9,633,000	9,149,712
[d,e]	FORESEA Holding SA, 7.50% due 6/15/2030	198,293	185,400
[d]	GTP Acquisition Partners I LLC, Series 2015-2 Class A, 3.482% due 6/15/2050	2,000,000	1,959,580
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	9,316,000	8,447,376
	3.375% due 1/20/2027	4,157,000	3,821,946
	LPL Holdings, Inc.,
[d]	4.00% due 3/15/2029	16,905,000	15,558,010
[d]	4.625% due 11/15/2027	3,515,000	3,373,099
[d,e]	LSEGA Financing plc, 2.00% due 4/6/2028	2,065,000	1,845,016
	Main Street Capital Corp.,
	3.00% due 7/14/2026	2,258,000	2,101,972
	6.95% due 3/1/2029	3,630,000	3,688,334
60 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Nasdaq, Inc., 5.55% due 2/15/2034	$ 10,156,000	$ 10,328,550
[d]	Oaktree Strategic Credit Fund, 8.40% due 11/14/2028	6,938,000	7,361,149
	Sixth Street Specialty Lending, Inc., 3.875% due 11/1/2024	4,054,000	4,001,420
[d]	StoneX Group, Inc., 8.625% due 6/15/2025	13,286,000	13,352,829
	Consumer Finance — 0.2%
[d]	FirstCash, Inc., 5.625% due 1/1/2030	17,215,000	16,376,802
	Financial Services — 2.9%
	Antares Holdings LP,
[d]	2.75% due 1/15/2027	1,630,000	1,460,855
[d]	3.75% due 7/15/2027	6,480,000	5,888,894
[d]	3.95% due 7/15/2026	9,451,000	8,874,205
[d]	7.95% due 8/11/2028	5,000,000	5,200,000
[d]	8.50% due 5/18/2025	3,210,000	3,264,634
[e]	Banco Santander SA, 5.147% due 8/18/2025	9,500,000	9,432,835
	Bank of America Corp.,
[c]	0.976% (SOFR + 0.69%) due 4/22/2025	9,500,000	9,471,690
[c]	1.319% (SOFR + 1.15%) due 6/19/2026	1,275,000	1,211,913
[c]	3.841% (SOFR + 1.11%) due 4/25/2025	2,535,000	2,531,654
[c]	4.948% (SOFR + 2.04%) due 7/22/2028	4,900,000	4,861,339
	BNP Paribas SA,
[c,d,e]	2.159% (SOFR + 1.22%) due 9/15/2029	1,350,000	1,179,131
[d,e]	3.375% due 1/9/2025	5,000,000	4,916,600
[c]	Capital One Financial Corp., 7.149% (SOFR + 2.44%) due 10/29/2027	3,737,000	3,891,450
[c]	Charles Schwab Corp., 6.41% (SOFRINDX + 1.05%) due 3/3/2027	20,000,000	20,059,400
	Citigroup, Inc.,
[c]	1.122% (SOFR + 0.77%) due 1/28/2027	1,070,000	989,793
[c]	1.462% (SOFR + 0.77%) due 6/9/2027	5,881,000	5,400,287
[c]	6.021% (SOFR + 0.67%) due 5/1/2025	3,971,000	3,971,715
	Deutsche Bank AG,
[e]	0.898% due 5/28/2024	3,667,000	3,638,434
[c,e]	2.552% (SOFR + 1.32%) due 1/7/2028	4,760,000	4,369,823
	Goldman Sachs Group, Inc.,
[c]	5.848% (SOFR + 0.50%) due 7/16/2024	5,092,000	5,063,892
[c]	5.861% (SOFR + 0.50%) due 9/10/2024	3,687,000	3,688,401
[c]	6.181% (SOFR + 0.82%) due 9/10/2027	3,687,000	3,683,239
	HSBC Holdings plc,
[c,e]	1.589% (SOFR + 1.29%) due 5/24/2027	3,500,000	3,220,490
[c,e]	1.645% (SOFR + 1.54%) due 4/18/2026	3,750,000	3,593,025
[c,e]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	3,067,855
[c,e]	2.251% (SOFR + 1.10%) due 11/22/2027	1,350,000	1,244,457
[c,e]	4.18% (SOFR + 1.51%) due 12/9/2025	2,600,000	2,568,566
	JPMorgan Chase & Co.,
[c]	1.04% (TSFR3M + 0.70%) due 2/4/2027	1,896,000	1,753,800
[c]	3.54% (TSFR3M + 1.64%) due 5/1/2028	6,314,000	6,032,017
[c]	5.04% (SOFR + 1.19%) due 1/23/2028	2,925,000	2,914,704
[c]	6.277% (SOFR + 0.92%) due 2/24/2026	7,590,000	7,613,984
[c,h]	Series S, 9.348% (TSFR3M + 4.04%) due 5/1/2024	14,850,000	14,875,690
	Mitsubishi UFJ Financial Group, Inc.,
[c,e]	0.962% (H15T1Y + 0.45%) due 10/11/2025	9,714,000	9,468,042
[c,e]	2.309% (H15T1Y + 0.95%) due 7/20/2032	7,000,000	5,828,480
[c,e]	5.017% (H15T1Y + 1.95%) due 7/20/2028	1,750,000	1,744,453
[c,e]	5.475% (H15T1Y + 1.53%) due 2/22/2031	2,000,000	2,031,960
[c]	Morgan Stanley, 4.679% (SOFR + 1.67%) due 7/17/2026	1,560,000	1,543,308
[c,e]	NatWest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	2,000,000	1,839,640
	Societe Generale SA,
[c,d,e]	1.792% (H15T1Y + 1.00%) due 6/9/2027	1,667,000	1,527,455
[d,e]	2.625% due 1/22/2025	3,000,000	2,923,260
[c,d,e]	5.634% (H15T1Y + 1.75%) due 1/19/2030	2,000,000	1,992,520
[c,d,e]	6.40% (SOFR + 1.05%) due 1/21/2026	2,600,000	2,601,976
[e]	Sumitomo Mitsui Financial Group, Inc., 5.852% due 7/13/2030	14,550,000	15,086,895
[c]	Truist Financial Corp., 7.161% (SOFR + 2.45%) due 10/30/2029	6,250,000	6,667,563
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	UBS Group AG,
[c,d,e]	1.494% (H15T1Y + 0.85%) due 8/10/2027	$ 2,679,000	$ 2,436,872
[c,d,e]	2.593% (SOFR + 1.56%) due 9/11/2025	3,467,000	3,418,150
[c,d,e]	4.49% (H15T1Y + 1.60%) due 8/5/2025	1,733,000	1,724,335
[c,d,e]	4.751% (H15T1Y + 1.75%) due 5/12/2028	3,600,000	3,525,300
[d]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	12,301,000	12,190,906
	Western Union Co., 2.85% due 1/10/2025	2,338,000	2,286,096
	Mortgage Real Estate Investment Trusts — 0.1%
	Prologis Targeted U.S. Logistics Fund LP,
[d]	5.25% due 4/1/2029	5,530,000	5,516,396
[d]	5.50% due 4/1/2034	5,470,000	5,499,429
			424,944,447
	Food, Beverage & Tobacco — 1.7%
	Beverages — 0.6%
[d,e]	Becle SAB de CV, 2.50% due 10/14/2031	29,514,000	23,532,988
[d,e]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	20,790,000	19,817,859
	Constellation Brands, Inc., 5.00% due 2/2/2026	2,763,000	2,746,201
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	6,445,000	5,632,543
	Food Products — 0.4%
[d]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	9,700,000	10,360,196
	Darling Ingredients, Inc.,
[d]	5.25% due 4/15/2027	3,700,000	3,631,624
[d]	6.00% due 6/15/2030	1,000,000	991,370
	Post Holdings, Inc.,
[d]	4.625% due 4/15/2030	8,860,000	8,132,505
[d]	5.50% due 12/15/2029	8,247,000	7,967,014
[d]	6.25% due 2/15/2032	2,950,000	2,970,562
	Tobacco — 0.7%
	Altria Group, Inc., 2.45% due 2/4/2032	9,890,000	8,031,669
	BAT Capital Corp.,
	2.726% due 3/25/2031	7,615,000	6,409,393
	6.343% due 8/2/2030	6,880,000	7,170,474
	7.75% due 10/19/2032	4,862,000	5,491,143
[d,e]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	5,102,700
[d]	Vector Group Ltd., 10.50% due 11/1/2026	20,927,000	21,047,330
			139,035,571
	Health Care Equipment & Services — 1.5%
	Health Care Equipment & Supplies — 0.2%
[d]	Hologic, Inc., 3.25% due 2/15/2029	9,957,000	8,929,338
[d]	Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25% due 4/1/2029	3,950,000	3,967,815
[d,e]	Olympus Corp., 2.143% due 12/8/2026	5,510,000	5,062,257
	Health Care Providers & Services — 1.3%
	Centene Corp.,
	2.625% due 8/1/2031	3,950,000	3,243,977
	3.00% due 10/15/2030	6,962,000	5,967,896
	4.625% due 12/15/2029	5,775,000	5,483,363
	Charles River Laboratories International, Inc.,
[d]	3.75% due 3/15/2029	4,567,000	4,167,844
[d]	4.25% due 5/1/2028	4,480,000	4,228,627
[d]	Highmark, Inc., 1.45% due 5/10/2026	10,580,000	9,677,738
	Humana, Inc.,
	5.375% due 4/15/2031	6,569,000	6,575,175
	5.70% due 3/13/2026	21,835,000	21,814,912
	IQVIA, Inc., 5.70% due 5/15/2028	5,000,000	5,073,750
	IQVIA, Inc. (EUR),
[d]	2.25% due 3/15/2029	9,460,000	9,187,471
[d]	2.875% due 6/15/2028	5,000,000	5,069,354
	Tenet Healthcare Corp.,
	6.125% due 6/15/2030	4,500,000	4,495,005
[d]	6.75% due 5/15/2031	16,224,000	16,530,958
62 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Universal Health Services, Inc.,
	1.65% due 9/1/2026	$ 6,179,000	$ 5,631,417
	2.65% due 10/15/2030	4,646,000	3,937,020
			129,043,917
	Household & Personal Products — 0.7%
	Household Products — 0.6%
[d]	Energizer Holdings, Inc., 4.75% due 6/15/2028	7,268,000	6,740,416
[d]	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00% due 12/31/2026	4,585,000	4,503,295
	Prestige Brands, Inc.,
[d]	3.75% due 4/1/2031	6,386,000	5,561,440
[d]	5.125% due 1/15/2028	12,321,000	11,992,892
	Scotts Miracle-Gro Co.,
	4.375% due 2/1/2032	13,166,000	11,355,938
	5.25% due 12/15/2026	2,000,000	1,968,700
	Spectrum Brands, Inc. (EUR),
	4.00% due 10/1/2026	2,900,000	3,094,437
[d]	4.00% due 10/1/2026	2,000,000	2,134,094
	Personal Care Products — 0.1%
[d]	Edgewell Personal Care Co., 5.50% due 6/1/2028	9,892,000	9,672,101
			57,023,313
	Industrials — 0.2%
	Transportation Infrastructure — 0.2%
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
[d]	5.55% due 5/1/2028	9,940,000	10,051,924
[d]	5.75% due 5/24/2026	2,480,000	2,498,054
[d]	6.05% due 8/1/2028	3,053,000	3,143,522
[d]	6.20% due 6/15/2030	2,400,000	2,497,800
			18,191,300
	Insurance — 4.7%
	Insurance — 4.7%
[d]	American National Group LLC, 6.144% due 6/13/2032	12,684,000	11,972,174
	Aon North America, Inc., 5.45% due 3/1/2034	11,280,000	11,403,178
[d,e]	Ascot Group Ltd., 4.25% due 12/15/2030	6,889,000	5,757,137
	Brighthouse Financial Global Funding,
[d]	1.55% due 5/24/2026	2,089,000	1,911,978
[d]	2.00% due 6/28/2028	4,823,000	4,157,378
[c,d]	6.109% (SOFR + 0.76%) due 4/12/2024	4,500,000	4,483,125
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	6,750,000	6,773,490
	CNA Financial Corp., 5.125% due 2/15/2034	6,785,000	6,600,177
[d]	Corebridge Global Funding, 5.75% due 7/2/2026	8,940,000	8,954,930
[d,e]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	7,678,000	7,528,279
[c]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.468%) due 9/1/2040	3,304,000	3,205,574
[e]	Enstar Group Ltd., 3.10% due 9/1/2031	12,701,000	10,550,340
	Equitable Financial Life Global Funding,
[d]	1.00% due 1/9/2026	3,000,000	2,774,430
[d]	1.40% due 8/27/2027	4,620,000	4,031,828
[d]	1.80% due 3/8/2028	5,919,000	5,216,178
	F&G Annuities & Life, Inc., 7.40% due 1/13/2028	11,590,000	12,033,897
	F&G Global Funding,
[d]	0.90% due 9/20/2024	1,500,000	1,463,745
[d]	1.75% due 6/30/2026	7,973,000	7,225,850
[d]	2.00% due 9/20/2028	8,458,000	7,194,121
[d]	2.30% due 4/11/2027	4,200,000	3,770,844
	Fairfax Financial Holdings Ltd.,
[e]	3.375% due 3/3/2031	1,520,000	1,329,681
[e]	4.625% due 4/29/2030	4,673,000	4,461,547
[e]	5.625% due 8/16/2032	10,603,000	10,606,499
[d,e]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	4,409,000	4,256,184
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	3,857,000	3,178,052
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	4.50% due 8/15/2028	$ 1,280,000	$ 1,237,645
	First American Financial Corp.,
	2.40% due 8/15/2031	2,261,000	1,792,295
	4.00% due 5/15/2030	1,457,000	1,324,253
[d]	Five Corners Funding Trust III, 5.791% due 2/15/2033	7,260,000	7,475,695
	GA Global Funding Trust,
[d]	1.625% due 1/15/2026	610,000	565,397
[d]	2.25% due 1/6/2027	2,971,000	2,718,643
[d]	3.85% due 4/11/2025	5,860,000	5,749,598
[c,d]	5.862% (SOFR + 0.50%) due 9/13/2024	5,322,000	5,317,742
[d]	Global Atlantic Fin Co., 4.40% due 10/15/2029	7,275,000	6,761,894
	Globe Life, Inc., 4.80% due 6/15/2032	3,038,000	2,963,417
[d]	Guardian Life Global Funding, 5.55% due 10/28/2027	4,545,000	4,641,490
	Horace Mann Educators Corp., 7.25% due 9/15/2028	6,000,000	6,415,140
[d,e]	Intact Financial Corp., 5.459% due 9/22/2032	5,922,000	5,926,086
	Jackson Financial, Inc., 5.17% due 6/8/2027	2,788,000	2,780,082
	Jackson National Life Global Funding,
[d]	5.25% due 4/12/2028	6,697,000	6,582,548
[d]	5.50% due 1/9/2026	17,000,000	16,923,330
	Lincoln National Corp., 5.852% due 3/15/2034	5,000,000	4,936,300
	Mercury General Corp., 4.40% due 3/15/2027	9,408,000	9,055,858
[c,d]	Nationwide Mutual Insurance Co., 7.881% (SOFR + 2.51%) due 12/15/2024	6,178,000	6,198,758
[d]	New York Life Global Funding, 4.55% due 1/28/2033	4,400,000	4,245,604
[c,d]	Pacific Life Global Funding II, 5.98% (SOFR + 0.62%) due 6/4/2026	4,533,000	4,525,112
[e]	Pentair Finance SARL, 5.90% due 7/15/2032	9,193,000	9,479,638
[d]	Principal Life Global Funding II, 5.50% due 6/28/2028	6,400,000	6,432,128
[d]	Protective Life Corp., 3.40% due 1/15/2030	4,902,000	4,335,035
[d]	Protective Life Global Funding, 5.467% due 12/8/2028	4,850,000	4,937,979
	Reinsurance Group of America, Inc., 6.00% due 9/15/2033	9,501,000	9,857,382
	Reliance Standard Life Global Funding II,
[d]	1.512% due 9/28/2026	4,000,000	3,583,400
[d]	5.243% due 2/2/2026	17,289,000	17,111,615
[e]	RenaissanceRe Holdings Ltd., 5.75% due 6/5/2033	9,395,000	9,464,805
	RGA Global Funding,
[d]	2.70% due 1/18/2029	9,687,000	8,637,801
[d]	5.50% due 1/11/2031	5,458,000	5,476,066
	Sammons Financial Group, Inc.,
[d]	4.45% due 5/12/2027	2,000,000	1,905,620
[d]	6.875% due 4/15/2034	6,610,000	6,659,972
[d]	Security Benefit Global Funding, 1.25% due 5/17/2024	15,809,000	15,678,892
	Stewart Information Services Corp., 3.60% due 11/15/2031	16,620,000	13,629,563
	Willis North America, Inc.,
	2.95% due 9/15/2029	3,000,000	2,689,380
	5.35% due 5/15/2033	9,835,000	9,780,907
			388,637,686
	Materials — 3.3%
	Chemicals — 1.1%
	FMC Corp., 5.15% due 5/18/2026	4,860,000	4,834,582
[d]	International Flavors & Fragrances, Inc., 6.105% due 4/2/2024	23,700,000	23,696,050
	International Flavors & Fragrances, Inc. (EUR), 1.80% due 9/25/2026	13,400,000	13,777,996
	NOVA Chemicals Corp.,
[d,e]	5.25% due 6/1/2027	9,300,000	8,774,364
[d,e]	9.00% due 2/15/2030	5,000,000	5,166,650
[d,e]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	12,383,000	11,343,447
	OCP SA,
[d,e]	3.75% due 6/23/2031	7,800,000	6,653,010
[d,e]	4.50% due 10/22/2025	4,800,000	4,680,288
[d,e]	5.625% due 4/25/2024	4,710,000	4,709,435
[b,e,g]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.05% due 1/23/2025	933,000	756,085
[d,e]	SNF Group SACA, 3.125% due 3/15/2027	8,405,000	7,762,942
	Containers & Packaging — 1.3%
[d,e]	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc, 3.25% due 9/1/2028	16,310,000	14,090,372
64 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Ball Corp.,
	2.875% due 8/15/2030	$ 14,300,000	$ 12,212,772
	3.125% due 9/15/2031	5,414,000	4,613,486
	6.00% due 6/15/2029	1,000,000	1,009,270
[d]	Berry Global, Inc., 4.875% due 7/15/2026	8,222,000	8,065,042
[d]	Berry Global, Inc. (EUR), 1.00% due 1/15/2025	4,019,000	4,221,083
[d]	Graphic Packaging International LLC,3.50% due 3/15/2028 - 3/1/2029	8,150,000	7,504,606
[d]	Matthews International Corp., Class C, 5.25% due 12/1/2025	15,091,000	14,805,176
[d]	OI European Group BV (EUR), 6.25% due 5/15/2028	3,000,000	3,374,103
	Sealed Air Corp.,
[d]	1.573% due 10/15/2026	13,352,000	12,064,734
[d]	5.00% due 4/15/2029	8,460,000	8,119,739
[d]	Sealed Air Corp./Sealed Air Corp. U.S., 7.25% due 2/15/2031	500,000	520,280
[d]	Silgan Holdings, Inc., 1.40% due 4/1/2026	20,082,000	18,394,911
	Metals & Mining — 0.9%
[e]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	15,715,000	14,146,486
	Cleveland-Cliffs, Inc., 7.00% due 3/15/2027	5,000,000	5,018,000
[d]	Compass Minerals International, Inc., 6.75% due 12/1/2027	11,123,000	10,743,038
[b,d,e,g]	Metalloinvest Finance DAC, 3.375% due 10/22/2028	7,500,000	4,320,375
[d,e]	POSCO, 5.625% due 1/17/2026	4,650,000	4,661,346
	Stillwater Mining Co.,
[d]	4.00% due 11/16/2026	14,328,000	12,792,755
[d]	4.50% due 11/16/2029	3,050,000	2,400,442
	WE Soda Investments Holding plc,
[d,e]	9.375% due 2/14/2031	4,150,000	4,269,354
[d,e]	9.50% due 10/6/2028	12,000,000	12,450,000
			271,952,219
	Media & Entertainment — 0.7%
	Media — 0.7%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
[d]	4.25% due 2/1/2031 - 1/15/2034	11,548,000	9,103,279
[d]	4.75% due 3/1/2030 - 2/1/2032	9,273,000	7,917,684
[d]	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875% due 8/15/2027	3,880,000	3,670,984
[d]	News Corp., 5.125% due 2/15/2032	4,980,000	4,692,455
[d]	Sirius XM Radio, Inc., 5.00% due 8/1/2027	21,775,000	20,964,099
[d,e]	Telenet Finance Luxembourg Notes SARL, 5.50% due 3/1/2028	14,200,000	13,377,820
			59,726,321
	Pharmaceuticals, Biotechnology & Life Sciences — 0.7%
	Biotechnology — 0.3%
	Amgen, Inc.,
	5.25% due 3/2/2033	5,000,000	5,042,500
	5.507% due 3/2/2026	6,800,000	6,796,940
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	2,505,000	2,374,590
	Illumina, Inc., 5.80% due 12/12/2025	5,579,000	5,590,660
[e]	Royalty Pharma plc, 1.75% due 9/2/2027	4,086,000	3,648,757
	Life Sciences Tools & Services — 0.1%
[d]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	11,000,000	11,590,365
	Pharmaceuticals — 0.3%
[a,b,g]	Atlas U.S. Royalty LLC Participation Rights, Zero coupon due 3/15/2027	5,450,000	545
[d]	Bayer U.S. Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,438,025
	Cigna Group, 5.685% due 3/15/2026	16,515,000	16,515,661
[d]	PRA Health Sciences, Inc., 2.875% due 7/15/2026	5,402,000	5,033,367
			59,031,410
	Real Estate Management & Development — 0.2%
	Real Estate Management & Development — 0.2%
[d]	Cushman & Wakefield U.S. Borrower LLC, 6.75% due 5/15/2028	13,774,000	13,602,376
[d]	Greystar Real Estate Partners LLC, 7.75% due 9/1/2030	2,490,000	2,606,806
			16,209,182
	Semiconductors & Semiconductor Equipment — 0.9%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Semiconductors & Semiconductor Equipment — 0.9%
[d]	Broadcom, Inc., 3.187% due 11/15/2036	$ 4,861,000	$ 3,864,155
	Microchip Technology, Inc., 4.25% due 9/1/2025	11,300,000	11,122,816
	Micron Technology, Inc.,
	4.663% due 2/15/2030	1,186,000	1,159,303
	6.75% due 11/1/2029	9,820,000	10,539,217
	Qorvo, Inc.,
	1.75% due 12/15/2024	8,500,000	8,244,490
[d]	3.375% due 4/1/2031	14,904,000	12,760,954
[d,e]	Renesas Electronics Corp., 1.543% due 11/26/2024	19,265,000	18,705,737
	SK Hynix, Inc.,
[d,e]	1.50% due 1/19/2026	4,400,000	4,097,192
[d,e]	6.25% due 1/17/2026	6,800,000	6,874,120
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	1,160,000	1,076,549
			78,444,533
	Software & Services — 2.6%
	Information Technology Services — 1.0%
	Block Financial LLC, 2.50% due 7/15/2028	3,605,000	3,202,862
[d]	Boost Newco Borrower LLC, 7.50% due 1/15/2031	8,000,000	8,377,120
	Booz Allen Hamilton, Inc., 5.95% due 8/4/2033	7,440,000	7,701,144
	DXC Technology Co., 2.375% due 9/15/2028	11,657,000	10,129,933
[e]	Genpact Luxembourg SARL, 3.375% due 12/1/2024	9,909,000	9,730,242
[e]	Genpact Luxembourg SARL/Genpact USA, Inc., 1.75% due 4/10/2026	1,626,000	1,508,700
	Global Payments, Inc.,
	1.20% due 3/1/2026	1,401,000	1,296,583
	1.50% due 11/15/2024	2,230,000	2,172,957
	5.30% due 8/15/2029	4,441,000	4,421,904
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	3,968,000	3,635,481
	2.70% due 10/15/2028	8,296,000	7,352,994
[d]	Science Applications International Corp., 4.875% due 4/1/2028	22,379,000	21,371,945
[d]	Wipro IT Services LLC, 1.50% due 6/23/2026	3,953,000	3,642,729
	Internet Software & Services — 0.7%
[d]	Arches Buyer, Inc., 4.25% due 6/1/2028	19,319,000	17,001,106
[d]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	9,567,000	9,524,236
	eBay, Inc., 5.90% due 11/22/2025	3,650,000	3,677,667
	Prosus NV,
[d,e]	3.061% due 7/13/2031	656,000	532,829
[d,e]	4.193% due 1/19/2032	11,494,000	9,948,402
	Prosus NV (EUR),
[d]	1.288% due 7/13/2029	8,715,000	7,971,730
[d]	2.031% due 8/3/2032	7,000,000	6,064,668
	Software — 0.9%
[d,e]	Constellation Software, Inc., 5.158% due 2/16/2029	9,218,000	9,209,059
[d]	Fair Isaac Corp., 4.00% due 6/15/2028	16,087,000	15,033,784
	Fidelity National Information Services, Inc., 1.15% due 3/1/2026	2,000,000	1,851,340
[d]	GoTo Group, Inc.,5.50% due 5/1/2028	5,292,209	3,996,987
[d]	Infor, Inc., 1.75% due 7/15/2025	2,250,000	2,129,423
	MSCI, Inc.,
[d]	3.875% due 2/15/2031	9,973,000	8,889,334
[d]	4.00% due 11/15/2029	6,289,000	5,827,576
	Open Text Corp.,
[d,e]	3.875% due 2/15/2028 - 12/1/2029	20,088,000	18,348,477
[d,e]	6.90% due 12/1/2027	9,150,000	9,466,133
	VMware LLC, 4.50% due 5/15/2025	4,040,000	4,000,933
			218,018,278
	Technology Hardware & Equipment — 1.4%
	Electronic Equipment, Instruments & Components — 1.2%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	18,910,000	18,889,199
	Avnet, Inc., 6.25% due 3/15/2028	14,700,000	15,070,440
	CDW LLC/CDW Finance Corp.,
66 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	3.25% due 2/15/2029	$ 5,238,000	$ 4,748,195
	4.25% due 4/1/2028	8,103,000	7,753,112
	Flex Ltd.,
[e]	4.875% due 5/12/2030	4,671,000	4,547,779
[e]	6.00% due 1/15/2028	3,886,000	3,952,723
[d,e]	Sensata Technologies BV, 5.875% due 9/1/2030	2,375,000	2,324,270
	TD SYNNEX Corp., 1.75% due 8/9/2026	13,683,000	12,506,809
	Trimble, Inc., 4.75% due 12/1/2024	6,525,000	6,467,254
	Vontier Corp.,
	1.80% due 4/1/2026	4,453,000	4,132,651
	2.40% due 4/1/2028	11,380,000	10,087,801
[d]	WESCO Distribution, Inc., 6.375% due 3/15/2029	4,690,000	4,739,292
	Technology Hardware, Storage & Peripherals — 0.2%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	3,464,000	3,440,895
	Lenovo Group Ltd.,
[d,e]	5.831% due 1/27/2028	3,885,000	3,930,649
[e]	5.875% due 4/24/2025	10,993,000	11,003,443
			113,594,512
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.4%
	AT&T, Inc., 5.539% due 2/20/2026	22,242,000	22,241,110
	Videotron Ltd.,
[d,e]	5.125% due 4/15/2027	7,150,000	7,000,494
[d,e]	5.375% due 6/15/2024	6,000,000	5,979,960
[d,e]	Virgin Media Secured Finance plc, 5.50% due 5/15/2029	1,800,000	1,663,938
	Wireless Telecommunication Services — 0.4%
[d]	Crown Castle Towers LLC, 4.241% due 7/15/2048	455,000	433,617
[e,j]	Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./Difl U.S., 12.00% due 5/25/2027 PIK	4,868,548	4,783,835
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	2,232,000	2,111,762
	2.625% due 4/15/2026	2,708,000	2,572,465
	3.375% due 4/15/2029	10,090,000	9,338,396
	5.375% due 4/15/2027	2,965,000	2,980,210
	Vmed O2 U.K. Financing I plc,
[d,e]	4.25% due 1/31/2031	7,818,000	6,623,019
[d,e]	4.75% due 7/15/2031	1,500,000	1,293,030
			67,021,836
	Transportation — 0.2%
	Air Freight & Logistics — 0.2%
	Ryder System, Inc.,
	5.25% due 6/1/2028	6,533,000	6,563,378
	5.65% due 3/1/2028	7,244,000	7,384,461
	Passenger Airlines — 0.0%
	American Airlines Pass-Through Trust, Series 2016-3 Class B, 3.75% due 4/15/2027	610,608	587,283
[d]	British Airways Pass-Through Trust, Series 2020-1 Class A, 4.25% due 5/15/2034	919,584	856,418
			15,391,540
	Utilities — 4.9%
	Electric Utilities — 3.9%
	AEP Texas, Inc.,
	5.40% due 6/1/2033	5,106,000	5,097,728
	Series I, 2.10% due 7/1/2030	3,800,000	3,166,274
[d,e]	AES Espana BV, 5.70% due 5/4/2028	15,177,000	13,980,294
	Allegion U.S. Holding Co., Inc., 5.411% due 7/1/2032	4,659,000	4,671,253
	Alliant Energy Finance LLC,
[d]	1.40% due 3/15/2026	1,500,000	1,368,705
[d]	5.95% due 3/30/2029	3,415,000	3,517,211
	American Electric Power Co., Inc., 5.699% due 8/15/2025	4,750,000	4,758,455
	Appalachian Power Co.,
	Series AA, 2.70% due 4/1/2031	4,705,000	3,964,010
	Series BB, 4.50% due 8/1/2032	3,327,000	3,122,988
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 67

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Black Hills Corp.,
	1.037% due 8/23/2024	$ 8,226,000	$ 8,073,408
	2.50% due 6/15/2030	1,000,000	837,400
	5.95% due 3/15/2028	5,387,000	5,557,930
	6.15% due 5/15/2034	6,135,000	6,326,780
[d]	Boston Gas Co., 3.757% due 3/16/2032	6,140,000	5,396,016
[c]	CenterPoint Energy, Inc., 6.004% (SOFRINDX + 0.65%) due 5/13/2024	1,250,000	1,249,963
	Comision Federal de Electricidad,
[d,e]	3.348% due 2/9/2031	14,145,000	11,749,403
[e]	5.00% due 9/29/2036	6,636,400	5,855,428
	Dominion Energy, Inc., 5.375% due 11/15/2032	5,000,000	5,032,650
	DTE Energy Co., 4.875% due 6/1/2028	12,452,000	12,322,624
	Enel Finance International NV,
[d,e]	1.375% due 7/12/2026	2,750,000	2,516,195
[d,e]	1.875% due 7/12/2028	16,900,000	14,800,851
[d,e]	2.25% due 7/12/2031	1,951,000	1,579,276
[d,e]	5.00% due 6/15/2032	3,819,000	3,699,503
[d,e]	7.50% due 10/14/2032	2,400,000	2,709,744
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	5,866,000	5,349,323
	3.45% due 12/1/2027	3,000,000	2,815,290
	Evergy Metro, Inc., 4.95% due 4/15/2033	4,663,000	4,595,387
	Eversource Energy,
	5.125% due 5/15/2033	4,950,000	4,853,326
	5.45% due 3/1/2028	5,181,000	5,245,762
	FirstEnergy Pennsylvania Electric Co.,
[d]	5.15% due 3/30/2026	5,230,000	5,184,394
[d]	5.20% due 4/1/2028	1,475,000	1,477,021
	Georgia Power Co., 4.70% due 5/15/2032	9,681,000	9,462,403
	ITC Holdings Corp.,
[d]	2.95% due 5/14/2030	4,000,000	3,537,080
[d]	4.95% due 9/22/2027	4,910,000	4,878,723
[d]	5.40% due 6/1/2033	15,808,000	15,815,430
[d]	Kentucky Power Co., 7.00% due 11/15/2033	7,454,000	7,971,531
[d]	Mid-Atlantic Interstate Transmission LLC, 4.10% due 5/15/2028	945,000	908,788
[d]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	4,668,498	4,560,095
	Monongahela Power Co.,
[d]	3.55% due 5/15/2027	17,987,000	17,107,076
[d]	4.10% due 4/15/2024	3,000,000	2,996,880
[d]	New York State Electric & Gas Corp., 5.65% due 8/15/2028	15,000,000	15,361,800
	NextEra Energy Capital Holdings, Inc.,
	5.749% due 9/1/2025	7,416,000	7,449,446
	6.051% due 3/1/2025	4,700,000	4,718,142
	Niagara Mohawk Power Corp.,
[d]	3.508% due 10/1/2024	2,236,000	2,207,066
[d]	4.278% due 12/15/2028	7,700,000	7,344,568
	Public Service Enterprise Group, Inc., 5.20% due 4/1/2029	9,543,000	9,547,103
	Puget Energy, Inc.,
	2.379% due 6/15/2028	2,980,000	2,657,683
	4.10% due 6/15/2030	1,950,000	1,780,838
	4.224% due 3/15/2032	3,655,000	3,312,161
	Southern Co.,
	3.25% due 7/1/2026	6,725,000	6,465,886
	5.113% due 8/1/2027	6,096,000	6,098,926
	System Energy Resources, Inc., 6.00% due 4/15/2028	2,212,000	2,255,687
[d]	Toledo Edison Co., 2.65% due 5/1/2028	3,933,000	3,515,866
	Vistra Operations Co. LLC,
[d]	3.55% due 7/15/2024	2,000,000	1,984,200
[d]	4.875% due 5/13/2024	12,188,000	12,170,693
	Xcel Energy, Inc., 5.45% due 8/15/2033	7,100,000	7,062,157
	Gas Utilities — 1.0%
[d]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	6,711,000	6,511,549
[d,e]	ENN Clean Energy International Investment Ltd., 3.375% due 5/12/2026	9,524,000	9,009,895
68 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	KeySpan Gas East Corp., 5.994% due 3/6/2033	$ 14,587,000	$ 14,782,174
	NiSource, Inc., 5.25% due 3/30/2028	3,444,000	3,470,002
	Piedmont Natural Gas Co., Inc., 5.40% due 6/15/2033	4,945,000	4,984,906
	Southern Co. Gas Capital Corp., 5.15% due 9/15/2032	6,950,000	6,981,345
	Southwest Gas Corp.,
	2.20% due 6/15/2030	7,880,000	6,648,041
	4.05% due 3/15/2032	5,870,000	5,378,329
	5.45% due 3/23/2028	680,000	690,370
	5.80% due 12/1/2027	4,610,000	4,710,175
[c]	Spire Missouri, Inc., 5.86% (SOFR + 0.50%) due 12/2/2024	12,345,000	12,346,728
	Spire, Inc., 5.30% due 3/1/2026	9,300,000	9,290,235
	Multi-Utilities — 0.0%
[d,e]	Aegea Finance SARL, 9.00% due 1/20/2031	4,000,000	4,236,680
			411,085,249
	Total Corporate Bonds (Cost $3,560,650,972)		3,503,330,612
	Convertible Bonds — 0.2%
	Financial Services — 0.1%
	Financial Services — 0.1%
[d]	Repay Holdings Corp., due 2/1/2026	5,460,000	5,043,730
			5,043,730
	Media & Entertainment — 0.1%
	Media — 0.1%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	15,486,000	8,549,201
			8,549,201
	Total Convertible Bonds (Cost $14,333,029)		13,592,931
	Long-Term Municipal Bonds — 0.1%
	California (Insured: California Mtg Insurance) HFFA, 7.875% due 2/1/2026	865,000	866,384
	City of Detroit GO,
	Series B,
	2.189% due 4/1/2024	275,000	274,885
	2.511% due 4/1/2025	465,000	445,957
	New Jersey Transportation Trust Fund Authority, ETM, Series B, 2.631% due 6/15/2024	1,565,000	1,555,746
	New York Transportation Development Corp. (Research Foundation of State University of New York), 4.248% due 9/1/2035	2,530,000	2,445,068
	Total Long-Term Municipal Bonds (Cost $5,698,178)		5,588,040
	Other Government — 1.1%
	Australia Government Bonds (AUD), Series 166, 3.00% due 11/21/2033	36,873,000	22,156,728
	Egypt Treasury Bills (EGP), Series 364D, due 3/11/2025	952,450,000	15,898,681
[d,e]	Finance Department Government of Sharjah, 3.625% due 3/10/2033	21,382,000	18,049,402
	Indonesia Treasury Bonds (IDR),
	Series FR75, 7.50% due 5/15/2038	36,895,000,000	2,456,804
	Series FR79, 8.375% due 4/15/2039	44,919,000,000	3,214,110
	Series FR82, 7.00% due 9/15/2030	45,000,000,000	2,893,992
	Series FR83, 7.50% due 4/15/2040	44,090,000,000	2,941,169
	Nigeria Government International Bonds,
[d,e]	7.625% due 11/28/2047	10,000,000	7,767,300
[d,e]	8.25% due 9/28/2051	4,300,000	3,517,959
[e]	Panama Bonos del Tesoro, Series DOM, 6.375% due 7/25/2033	12,710,000	11,921,599
	Total Other Government (Cost $88,798,722)		90,817,744
	U.S. Treasury Securities — 16.9%
	U.S. Treasury Inflation-Indexed Bonds,
	0.125%, 2/15/2051	11,844,100	7,091,022
	0.25%, 2/15/2050	21,853,250	13,816,347
	1.00%, 2/15/2049	19,361,952	15,189,586
	1.75%, 1/15/2028	106,968,097	106,148,551
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 69

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Inflation-Indexed Notes,
	0.125%, 4/15/2025 - 4/15/2027	$ 94,845,820	$ 89,902,827
	1.125%, 1/15/2033	31,056,300	29,161,986
	1.25%, 4/15/2028	78,616,011	76,431,727
	1.625%, 10/15/2027	61,991,250	61,413,049
	U.S. Treasury Notes,
	1.125%, 8/31/2028	32,000,000	27,985,000
	1.25%, 5/31/2028	50,300,000	44,507,641
	1.375%, 11/15/2040	9,700,000	6,239,828
	1.75%, 8/15/2041	12,850,000	8,673,750
	2.375%, 2/15/2042	12,650,000	9,412,391
	2.75%, 8/15/2032	182,653,000	163,902,528
	3.50%, 2/15/2033	34,800,000	32,973,000
	3.875%, 8/15/2033	618,800,000	602,749,875
	4.00%, 2/15/2034	71,365,000	70,205,319
	4.125%, 11/15/2032	46,188,000	45,892,108
	Total U.S. Treasury Securities (Cost $1,403,391,133)		1,411,696,535
	U.S. Government Agencies — 0.1%
[c,d,h]	Farm Credit Bank of Texas, Series 4, 5.70% (5-Yr. CMT + 5.420%), 9/15/2025	9,580,000	9,398,819
	Total U.S. Government Agencies (Cost $9,733,901)		9,398,819
	Mortgage Backed — 19.9%
[c,d]	510 Asset-Backed Trust, Whole Loan Securities Trust CMO, Series 2021-NPL2 Class A1, 2.116% due 6/25/2061	20,418,591	19,817,255
[c,d]	Ajax Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-B Class A, 2.239% due 6/25/2066	12,316,896	11,934,262
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2022-1 Class B1, 4.022% due 12/25/2066	4,575,000	2,927,555
[c,d]	Series 2022-6 Class A3, 4.30% due 7/25/2067	4,396,825	3,996,933
[c,d]	Series 2023-1 Class A1, 4.75% due 9/26/2067	13,764,643	13,282,480
[c,d]	Series 2023-2 Class A1, 4.65% due 10/25/2067	6,704,889	6,446,964
[c,d,e]	Arbor Realty Commercial Real Estate Notes Ltd., CMBS, Series 2022-FL1 Class A, 6.769% (SOFR30A + 1.45%) due 1/15/2037	20,000,000	19,843,766
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2019-1 Class A1, 3.805% due 1/25/2049	705,786	670,826
[c,d]	Series 2019-3 Class A1, 2.962% due 10/25/2048	1,416,795	1,305,748
[c,d]	Series 2021-1R Class A1, 1.175% due 10/25/2048	2,831,271	2,445,803
[c,d]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	14,845,329	13,812,191
[c]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 6.058% due 8/25/2033	22,907	22,904
[c,d]	BPR Trust, CMBS, Series 2023-BRK2 Class A, 6.899% due 11/5/2028	4,250,000	4,408,252
[d]	BRAVO Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	542,130	533,294
[d]	BXP Trust, CMBS, Series 2021-601L Class A, 2.618% due 1/15/2044	6,760,000	5,428,949
[d]	Century Plaza Towers, CMBS, Series 2019-CPT Class A, 2.865% due 11/13/2039	4,720,000	4,050,522
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2019-1 Class B4, 3.889% due 3/25/2050	704,094	586,248
[c,d]	Series 2019-1 Class B5, 3.889% due 3/25/2050	363,274	282,856
[c,d]	Series 2019-1 Class B6, 3.70% due 3/25/2050	521,093	316,203
[c,d]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	2,327,990	2,076,898
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2022-1 Class A1, 3.007% due 1/25/2067	20,245,469	18,573,631
[c,d]	Series 2022-1 Class B2, 4.548% due 1/25/2067	4,700,000	3,302,813
[c,d]	Series 2022-2 Class B2, 4.619% due 3/25/2067	7,015,000	4,994,170
[c,d]	Series 2023-1 Class A1, 7.065% due 3/25/2058	12,670,632	12,704,037
	CIM Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2018-INV1 Class A4, 4.00% due 8/25/2048	157,344	145,501
[c,d,f]	Series 2020-J1 Class AIO1, 0.445% due 7/25/2050	14,033,146	278,827
[c,d,f]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	12,516,330	309,787
[c,d,f]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	17,176,980	114,424
[c,d]	Series 2020-J1 Class B4, 3.445% due 7/25/2050	334,564	274,035
[c,d]	Series 2020-J1 Class B5, 3.445% due 7/25/2050	168,219	100,128
[c,d]	Series 2020-J1 Class B6, 3.445% due 7/25/2050	322,936	132,840
[c,d,f]	Series 2020-J2 Class AX1, 0.259% due 1/25/2051	104,052,629	1,364,962
[c,d,f]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	110,885,601	1,146,590
[c,d]	Series 2020-J2 Class B4, 2.759% due 1/25/2051	491,000	211,169
70 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[c,d]	Series 2020-J2 Class B5, 2.759% due 1/25/2051	$ 164,000	$ 68,911
[c,d]	Series 2020-J2 Class B6, 2.759% due 1/25/2051	654,523	231,563
[c,d]	Series 2023-I1 Class M1, 7.121% due 4/25/2058	10,705,000	10,696,745
[c,d]	Series 2023-I2 Class A1, 6.639% due 12/25/2067	13,394,890	13,278,329
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[c]	Series 2004-HYB2 Class B1, 6.104% due 3/25/2034	20,039	15,339
[c,d]	Series 2014-A Class A, 4.00% due 1/25/2035	352,657	332,537
[c,d]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	1,180,900	967,496
[c,d]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	770,600	605,396
[c,d]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	386,242	256,555
[d,f]	Series 2020-EXP1 Class XS, due 5/25/2060	20,021,984	1,079,059
[c,d]	Series 2020-EXP2 Class B5, 4.015% due 8/25/2050	153,000	91,473
[c,d]	Series 2020-EXP2 Class B6, 4.015% due 8/25/2050	372,000	178,093
[c,d]	Series 2021-J1 Class B4, 2.61% due 4/25/2051	375,000	162,432
[c,d]	Series 2021-J1 Class B5, 2.61% due 4/25/2051	616,000	223,669
[c,d]	Series 2021-J1 Class B6, 2.61% due 4/25/2051	453,829	139,398
[c,d]	Series 2021-J2 Class B4, 2.769% due 7/25/2051	2,281,541	967,824
[c,d]	Series 2021-J2 Class B5, 2.769% due 7/25/2051	623,000	256,605
[c,d]	Series 2021-J2 Class B6, 2.769% due 7/25/2051	1,247,350	392,524
[c,d]	Series 2021-J3 Class B4, 2.859% due 9/25/2051	1,032,000	573,766
[c,d]	Series 2021-J3 Class B5, 2.859% due 9/25/2051	173,000	88,078
[c,d]	Series 2021-J3 Class B6, 2.859% due 9/25/2051	590,214	197,911
[c,d,f]	Series 2022-INV1 Class A5IX, 0.294% due 11/27/2051	198,830,971	2,993,778
[c,d]	Series 2022-INV1 Class B4, 3.294% due 11/27/2051	1,316,616	1,004,604
[c,d]	Series 2022-INV1 Class B6, 3.294% due 11/27/2051	3,319,208	1,460,115
[c,d]	Series 2022-J1 Class B4, 2.906% due 2/25/2052	700,598	358,424
[c,d]	Series 2022-J1 Class B5, 2.906% due 2/25/2052	527,000	226,167
[c,d]	Series 2022-J1 Class B6, 2.906% due 2/25/2052	1,404,735	450,377
[c,d]	Cross Mortgage Trust, Whole Loan Securities Trust CMO, Series 2023-H1 Class A1, 6.615% due 3/25/2068	9,070,614	9,078,677
	CSMC Trust, CMBS,
[c,d]	Series 2020-522F Class A, 9.179% (TSFR1M + 3.85%) due 9/16/2025	15,450,000	8,782,860
[c,d]	Series 2021-BPNY Class A, 9.155% (TSFR1M + 3.83%) due 8/15/2026	13,600,000	12,240,544
	CSMC Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2013-HYB1 Class B3, 6.794% due 4/25/2043	61,065	60,886
[c,d]	Series 2019-AFC1 Class B2, 5.205% due 7/25/2049	2,366,448	2,094,910
[c,d]	Series 2019-RP10 Class A1, 3.14% due 12/26/2059	11,818,570	11,893,779
[c,d,f]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	51,162,253	411,518
[c,d]	Series 2021-AFC1 Class B3, 4.334% due 3/25/2056	146,228	102,146
[c,d,f]	Series 2021-AFC1 Class XS, 3.286% due 3/25/2056	51,162,253	9,160,019
[c,d]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	2,399,890	1,975,338
[c,d]	Series 2021-NQM3 Class B2, 4.128% due 4/25/2066	2,650,000	1,841,346
[c,d]	Series 2021-NQM8 Class B2, 4.219% due 10/25/2066	3,478,650	2,659,512
[c,d]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	5,473,682	5,243,969
[c,d]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	3,683,017	3,545,791
[d]	DataBank Issuer LLC, CMBS, Series 2024-1A Class A2, 5.30% due 1/26/2054	16,375,000	15,528,626
[d]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	3,120,000	2,662,525
[c,d]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	668,719	611,266
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2019-2 Class A1, 2.739% due 11/25/2059	870,147	818,958
[c,d]	Series 2021-2 Class A1, 0.931% due 6/25/2066	2,819,333	2,244,024
[c,d]	Series 2022-1 Class B2, 3.87% due 1/25/2067	6,901,000	4,593,952
[c,d,i]	FARM Mortgage Trust, Whole Loan Securities Trust CMO, Series 2024-1 Class A, 4.721% due 10/1/2053	10,140,000	9,655,018
	Federal Home Loan Mtg Corp.,
[c]	Pool 1L0322, 4.053% (H15T1Y + 2.07%) due 2/1/2048	2,472,636	2,482,449
[c]	Pool 760025, 3.662% (5-Yr. CMT + 1.310%) due 10/1/2047	3,370,431	3,224,095
[c]	Pool 841097, 3.061% (5-Yr. CMT + 1.300%) due 9/1/2048	5,070,398	4,798,687
[c]	Pool 841355, 1.907% (2.15% - SOFR30A) due 11/1/2051	5,328,496	4,833,394
[c]	Pool 841362, 1.717% (2.15% - SOFR30A) due 2/1/2052	6,279,139	5,569,811
[c]	Pool 841377, 1.947% (2.23% - SOFR30A) due 4/1/2052	6,528,958	5,735,977
[c]	Pool 841463, 2.154% (2.18% - SOFR30A) due 7/1/2052	16,781,098	14,563,355
	Pool RE6097, 2.00% due 5/1/2051	12,414,198	9,555,858
	Federal Home Loan Mtg Corp., Multifamily Structured Pass-Through Certificates, CMBS,
[c,f]	Series KIR1 Class X, 1.023% due 3/25/2026	32,544,882	535,612
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 71

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Series KJ46 Class A2, 4.796% due 10/25/2031	$ 10,518,000	$ 10,554,350
[c]	Series KJ47 Class A2, 5.43% due 6/25/2031	7,257,000	7,487,847
	Series KJ48 Class A2, 5.028% due 10/25/2031	18,483,000	18,759,890
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA7373, 3.00% due 5/1/2052	3,223,758	2,787,411
	Pool SD1374, 3.00% due 3/1/2052	8,115,503	6,983,200
	Pool SD1588, 5.00% due 9/1/2052	5,575,332	5,491,832
	Pool SD1626, 5.00% due 10/1/2052	7,797,435	7,705,762
	Pool SD4175, 2.50% due 6/1/2052	108,354,202	89,680,392
	Pool SD4176, 3.00% due 9/1/2052	117,897,072	101,523,034
	Pool SD8367, 5.50% due 10/1/2053	16,886,194	16,790,254
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[c,d]	Series 2017-SC01 Class M1, 3.645% due 12/25/2046	258,298	249,810
[c,d]	Series 2017-SC02 Class M1, 3.865% due 5/25/2047	115,139	109,882
	Federal National Mtg Assoc.,
[c]	Pool BH4523, 1.852% (5-Yr. CMT + 1.150%) due 4/1/2047	5,347,298	4,986,286
[c]	Pool BH4524, 2.178% (5-Yr. CMT + 1.150%) due 6/1/2046	10,136,048	9,419,070
[c]	Pool BM6885, 1.617% (2.20% - SOFR30A) due 12/1/2051	7,483,280	6,688,370
	Pool BM6899, 2.50% due 1/1/2052	10,678,897	8,644,109
[c]	Pool BM6929, 1.92% (2.13% - SOFR30A) due 7/1/2051	7,479,364	6,812,530
[c]	Pool BO9998, 2.744% (H15T1Y + 2.03%) due 3/1/2048	4,109,819	3,886,753
[c]	Pool BU9934, 1.844% (2.37% - SOFR30A) due 2/1/2052	15,527,650	13,453,587
[c]	Pool CB2214, 1.527% (2.20% - SOFR30A) due 11/1/2051	8,220,852	7,351,809
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BW8669, 5.00% due 9/1/2052	5,131,359	5,011,241
	Pool CB3880, 5.00% due 6/1/2052	2,924,447	2,882,915
	Pool FS5447, 2.50% due 9/1/2052	39,235,406	32,584,782
	Pool FS6130, 2.50% due 7/1/2052	153,604,859	127,132,532
	Pool FS6157, 3.00% due 9/1/2052	130,707,335	112,574,441
	Pool MA5138, 5.50% due 9/1/2053	9,483,126	9,429,887
	Pool MA5139, 6.00% due 9/1/2053	8,634,390	8,709,422
	Pool MA5166, 6.00% due 10/1/2053	16,767,199	16,912,904
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d,f]	Series 2020-1 Class A2IO, 1.246% due 4/25/2050	119,941,314	2,988,038
[c,d]	Series 2020-1 Class B3, 2.886% due 4/25/2050	1,410,231	1,206,145
[c,d]	Series 2020-1 Class B4, 2.886% due 4/25/2050	1,325,000	941,759
[c,d]	Series 2020-1 Class B5, 2.886% due 4/25/2050	470,000	323,448
[c,d]	Series 2020-1 Class B6, 2.886% due 4/25/2050	755,000	391,125
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	211,054	190,962
[c,d]	Series 2018-3INV Class B4, 4.455% due 5/25/2048	5,156,026	4,613,594
[c,d]	Series 2019-2 Class B3, 4.007% due 12/25/2049	3,529,333	3,066,940
[c,d,f]	Series 2020-2 Class AX1, 0.664% due 8/25/2050	25,155,171	736,508
[c,d,f]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	4,310,922	102,459
[c,d]	Series 2020-2 Class B4, 3.664% due 8/25/2050	202,951	159,932
[c,d]	Series 2020-2 Class B5, 3.664% due 8/25/2050	606,073	450,666
[c,d]	Series 2020-2 Class B6C, 3.512% due 8/25/2050	810,089	418,624
[c,d,f]	Series 2021-13IN Class AX1, 0.179% due 12/30/2051	165,022,132	1,312,206
[c,d,f]	Series 2021-13IN Class AX17, 0.18% due 12/30/2051	13,642,788	131,276
[c,d,f]	Series 2021-13IN Class AX4, 0.50% due 12/30/2051	12,477,826	354,903
[c,d]	Series 2021-13IN Class B4, 3.359% due 12/30/2051	2,546,603	1,972,639
[c,d]	Series 2021-13IN Class B5, 3.359% due 12/30/2051	464,246	332,177
[c,d]	Series 2021-13IN Class B6C, 3.331% due 12/30/2051	4,046,352	2,166,376
[c,d]	FREMF Mortgage Trust, CMBS, Series 2016-KF24 Class B, 10.435% (SOFR30A + 5.11%) due 10/25/2026	301,543	289,193
	GCAT Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2019-NQM3 Class A1, 3.686% due 11/25/2059	637,206	598,831
[c,d]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	3,166,492	2,969,816
[c,d]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	7,363,733	6,644,876
[c,d]	Series 2021-NQM1 Class M1, 2.316% due 1/25/2066	6,112,000	4,018,467
[c,d]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	3,678,848	2,958,208
[c,d]	Series 2023-NQM4 Class A1, 4.25% due 5/25/2067	18,673,580	17,289,912
[c,d,e]	Greystone Commercial Real Estate Notes Ltd., CMBS, Series 2021-FL3 Class A, 6.46% (TSFR1M + 1.13%) due 7/15/2039	14,000,000	13,838,544
[c,d]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2023-CCM1 Class A1, 6.65% due 8/25/2053	12,067,330	12,107,842
72 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[c,d,f]	Series 2020-INV1 Class A11X, 3.412% due 10/25/2050	$ 913,784	$ 137,383
[c,d,f]	Series 2020-INV1 Class A12X, 2.925% due 10/25/2050	10,941,190	1,409,976
[c,d,f]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	59,086,080	413,727
[c,d,f]	Series 2020-INV1 Class AX1, due 10/25/2050	39,559,127	396
[c,d,f]	Series 2020-INV1 Class AX2, 0.425% due 10/25/2050	1,971,848	23,241
[c,d,f]	Series 2020-INV1 Class AX4, 0.926% due 10/25/2050	2,122,671	54,948
[c,d]	Series 2020-INV1 Class B4, 3.851% due 10/25/2050	1,237,092	982,954
[c,d]	Series 2020-INV1 Class B5, 3.851% due 10/25/2050	1,240,020	1,067,620
[c,d]	Series 2020-INV1 Class B6, 3.851% due 10/25/2050	2,935,245	1,931,324
[c,d,f]	Series 2020-INV1 Class BX, 0.351% due 10/25/2050	14,114,803	242,662
[c,d,f]	Series 2020-PJ3 Class A11X, 3.50% due 10/25/2050	2,407,731	308,543
[c,d]	Series 2023-PJ2 Class A4, 5.50% due 5/25/2053	6,882,055	6,756,249
[c,d]	Series 2024-RPL2 Class A1, 3.75% due 7/25/2061	6,577,411	6,200,116
[c,d]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class B3, 5.468% due 5/25/2065	14,305,000	13,222,101
[c,d]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,344,229	5,265,967
[d]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	16,067,500	15,536,798
[c,d]	Hudson Yards Mortgage Trust, CMBS, Series 2019-55HY Class A, 2.943% due 12/10/2041	5,870,000	5,144,248
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2021-NQM3 Class B2, 4.137% due 11/25/2056	5,408,000	3,903,023
[c,d]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	4,073,657	3,400,600
[c,d]	Series 2021-NQM4 Class B2, 4.10% due 1/25/2057	2,500,000	1,782,400
[c,d]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	15,630,433	13,747,500
[c,d]	Series 2022-NQM2 Class B2, 4.20% due 3/25/2067	15,600,000	10,610,666
[c,d]	Series 2022-NQM4 Class A1, 4.767% due 6/25/2067	12,791,758	12,653,704
[c,d]	Series 2022-NQM4 Class A3, 5.04% due 6/25/2067	3,874,577	3,699,648
[c,d]	Series 2022-NQM6 Class A1, 6.819% due 10/25/2067	8,384,960	8,377,783
	JP Morgan Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2015-4 Class B4, 3.532% due 6/25/2045	830,166	554,903
[c,d]	Series 2017-5 Class B6, 4.257% due 10/26/2048	3,020,511	2,161,114
[c,d]	Series 2019-8 Class B4, 4.174% due 3/25/2050	3,303,587	2,843,987
[c,d,f]	Series 2020-3 Class AX1, 0.14% due 8/25/2050	9,501,090	48,346
[c,d,f]	Series 2020-4 Class A11X, (5.14% - TSFR1M) due 11/25/2050	1,842,453	94,520
[c,d,f]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	8,352,453	191,000
[c,d,f]	Series 2020-4 Class AX1, 0.081% due 11/25/2050	30,850,952	96,665
[c,d,f]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	853,516	138,250
[c,d,f]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	1,969,889	49,502
[c,d]	Series 2020-4 Class B4, 3.631% due 11/25/2050	1,276,521	1,069,679
[c,d]	Series 2020-4 Class B5, 3.631% due 11/25/2050	588,669	426,477
[c,d]	Series 2020-4 Class B6, 3.516% due 11/25/2050	1,054,996	488,390
[c,d]	Series 2020-7 Class B4, 3.508% due 1/25/2051	604,550	501,236
[c,d]	Series 2020-7 Class B5, 3.508% due 1/25/2051	421,715	241,308
[c,d]	Series 2020-7 Class B6, 3.508% due 1/25/2051	588,627	249,231
[c,d]	Series 2020-LTV1 Class B3A, 3.738% due 6/25/2050	2,686,549	2,272,823
[c,d]	Series 2021-11 Class B5, 3.024% due 1/25/2052	2,302,138	1,575,264
[c,d]	Series 2021-11 Class B6, 2.589% due 1/25/2052	2,641,213	1,151,656
[c,d]	Series 2021-LTV2 Class A1, 2.52% due 5/25/2052	13,042,440	10,723,560
[c,d]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	16,916,471	14,363,358
[c,d]	Series 2022-2 Class B4, 3.129% due 8/25/2052	3,211,020	2,380,480
[c,d]	Series 2022-2 Class B5, 3.129% due 8/25/2052	1,707,908	1,016,790
[c,d]	Series 2022-2 Class B6, 2.738% due 8/25/2052	1,813,305	632,279
[c,d]	Series 2022-3 Class B4, 3.106% due 8/25/2052	2,637,097	1,949,117
[c,d]	Series 2022-3 Class B5, 3.106% due 8/25/2052	1,677,805	776,533
[c,d]	Series 2022-3 Class B6, 2.449% due 8/25/2052	1,460,644	462,763
[c,d]	Series 2022-DSC1 Class A1, 4.75% due 1/25/2063	8,678,358	8,260,927
[c,d]	Series 2023-1 Class A2, 5.50% due 6/25/2053	7,027,292	6,899,656
[c,d]	Series 2023-3 Class A4B, 5.50% due 10/25/2053	8,760,775	8,656,550
[c,d]	JP Morgan Wealth Management, Whole Loan Securities Trust CMO, Series 2021-CL1 Class M1, 6.62% (SOFR30A + 1.30%) due 3/25/2051	4,152,658	4,177,099
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[c,d,f]	Series 2021-INV2 Class AX1, 0.123% due 8/25/2051	99,948,540	502,311
[c,d,f]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	6,848,295	274,769
[c,d]	Series 2021-INV2 Class B5, 3.323% due 8/25/2051	312,542	216,695
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 73

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[c,d]	Series 2021-INV2 Class B6, 3.217% due 8/25/2051	$ 1,507,467	$ 735,683
[c,d,f]	Series 2021-INV3 Class AX1, 0.164% due 10/25/2051	118,376,960	825,975
[c,d,f]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	9,628,925	262,630
[c,d]	Series 2021-INV3 Class B5, 3.214% due 10/25/2051	432,418	304,618
[c,d]	Series 2021-INV3 Class B6, 3.078% due 10/25/2051	1,907,543	954,560
[c]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.92% due 8/25/2034	45,441	43,195
[c,d]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	372,187	359,788
	MFA Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2020-NQM3 Class M1, 2.654% due 1/26/2065	800,000	679,665
[c,d]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	3,504,261	3,255,104
[c,d]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	8,634,885	7,379,237
[c,d]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,950,000	4,140,643
[c,d]	Series 2022-NQM2 Class A1, 4.00% due 5/25/2067	18,383,592	17,512,687
[c,d]	Series 2022-NQM3 Class A1, 5.57% due 9/25/2067	8,322,992	8,242,081
[c,d]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	7,705,491	7,298,281
[c,d]	Mill City Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2023-NQM1 Class A1, 6.05% due 10/25/2067	17,995,625	17,868,143
[c,d]	Morgan Stanley Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2024-NQM1 Class A1, 6.152% due 12/25/2068	19,490,069	19,480,019
[d]	New Economy Assets Phase 1 Sponsor LLC, CMBS, Series 2021-1 Class A1, 1.91% due 10/20/2061	19,365,000	16,958,717
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2017-3A Class A1, 4.00% due 4/25/2057	822,398	775,342
[c,d]	Series 2017-4A Class A1, 4.00% due 5/25/2057	669,002	631,194
[c,d]	Series 2017-5A Class A1, 6.944% (TSFR1M + 1.61%) due 6/25/2057	388,988	389,018
[c,d]	Series 2017-6A Class A1, 4.00% due 8/27/2057	353,831	334,771
[c,d]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	680,961	644,331
[c,d,f]	Series 2021-INV1 Class AX1, 0.75% due 6/25/2051	100,024,461	3,719,190
[c,d]	Series 2021-INV1 Class B5, 3.25% due 6/25/2051	1,173,674	874,665
[c,d]	Series 2021-INV1 Class B6, 2.771% due 6/25/2051	2,064,231	1,051,652
[c,d]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	17,745,625	16,248,213
[d]	NYC Commercial Mortgage Trust, CMBS, Series 2021-909 Class A, 2.941% due 4/10/2043	4,450,000	3,638,717
[c,d]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	5,743,415	4,546,907
[d]	One Bryant Park Trust, CMBS, Series 2019-OBP Class A, 2.516% due 9/15/2054	16,994,348	14,519,530
[c,d]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	15,367,689	12,503,649
[c,d]	PRET LLC, Whole Loan Securities Trust CMO, Series 2021-RN3 Class A1, 1.843% due 9/25/2051	10,254,049	9,775,867
[c,d]	PRET Trust, Whole Loan Securities Trust CMO, Series 2024-RPL1 Class A1, 3.90% due 10/25/2063	5,805,000	5,436,239
	PRKCM Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	4,335,888	3,544,036
[c,d]	Series 2021-AFC1 Class B2, 3.95% due 8/25/2056	2,729,000	1,786,562
[c,d]	PRPM LLC, Whole Loan Securities Trust CMO, Series 2022-NQM1 Class A1, 5.50% due 8/25/2067	8,763,303	8,731,722
	PRPM Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2022-INV1 Class A1, 4.40% due 4/25/2067	26,480,703	25,741,637
[c,d]	Series 2022-INV1 Class A3, 4.446% due 4/25/2067	8,896,786	8,339,781
[c,d]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	12,676,043	10,906,479
[d]	Retained Vantage Data Centers Issuer LLC, CMBS, Series 2023-1A Class A2A, 5.00% due 9/15/2048	12,100,000	11,678,609
[c,d]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	1,601,029	563,362
	Seasoned Credit Risk Transfer Trust, Series 2024-1 Class MT, 3.00% due 11/25/2063	10,320,345	8,596,526
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2020-2 Class MA, 2.00% due 11/25/2059	2,770,406	2,419,820
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	5,756,610	5,159,537
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2015-4 Class B4, 3.124% due 11/25/2030	1,686,000	1,514,600
[c,d]	Series 2016-3 Class B3, 3.598% due 11/25/2046	2,443,092	1,919,200
[c,d]	Series 2017-7 Class B3, 3.725% due 10/25/2047	1,291,867	1,125,324
[c,d]	Series 2018-7 Class B4, 4.257% due 9/25/2048	1,802,000	1,413,771
[c,d]	Series 2021-9 Class A1, 2.50% due 1/25/2052	13,439,220	10,818,707
[c,d]	Series 2023-3 Class A1, 6.00% due 9/25/2053	8,205,449	8,182,650
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2019-3 Class A1, 2.703% due 9/25/2059	59,529	58,340
[c,d,f]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	12,090,767	204,548
[c,d]	Series 2019-3 Class B2, 5.663% due 9/25/2059	1,978,000	1,672,591
[c,d]	Series 2019-3 Class B3, 6.10% due 9/25/2059	842,000	670,160
[d]	Series 2019-3 Class XS1, due 9/25/2059	11,931,931	119
[d]	Series 2019-3 Class XS2, due 9/25/2059	11,931,931	472,366
[c,d]	Series 2020-2 Class A3, 1.895% due 5/25/2065	1,093,846	992,676
74 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[c,d]	Series 2021-2 Class A1, 1.737% due 12/25/2061	$ 6,257,493	$ 5,048,958
[c,d]	Series 2022-1 Class B2, 3.966% due 3/27/2062	4,204,000	2,791,824
[c,d]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.555% due 11/25/2046	2,544,993	2,013,707
[d]	SLG Office Trust, CMBS, Series 2021-OVA Class A, 2.585% due 7/15/2041	5,000,000	4,128,340
[c,d]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-SH1 Class A1A, 4.10% due 7/25/2057	5,580,106	5,249,260
[d]	Stack Infrastructure Issuer LLC, CMBS, Series 2021-1A Class A2, 1.877% due 3/26/2046	7,500,000	6,915,471
[c,d]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	15,226,812	12,375,629
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2018-2 Class B3, 3.675% due 7/25/2048	2,452,677	2,167,552
[c,d]	Series 2018-2 Class B4, 3.675% due 7/25/2048	2,040,000	1,274,349
[c,d]	Toorak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2024-RRTL1 Class A1, 6.597% due 2/25/2039	11,200,000	11,248,917
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2017-1 Class A1, 2.75% due 10/25/2056	9,744	9,703
[c,d]	Series 2018-2 Class A1, 3.25% due 3/25/2058	1,327,310	1,283,897
[c,d]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	11,116,958	10,528,833
[c,d]	Visio Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class M1, 6.22% due 8/25/2057	10,000,000	9,704,122
[c,d]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A2, 1.986% due 4/25/2065	954,942	890,671
[c,d]	WB Commercial Mortgage Trust, CMBS, Series 2024-HQ Class A, 6.134% due 3/15/2040	4,050,000	4,071,669
	Wells Fargo Commercial Mortgage Trust, CMBS,
	Series 2016-C34 Class A2, 2.603% due 6/15/2049	1,257,056	1,213,332
[c,d]	Series 2018-1745 Class A, 3.749% due 6/15/2036	4,000,000	3,502,123
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[c,d,f]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	89,098,508	2,480,387
[c,d]	Series 2021-INV1 Class B4, 3.313% due 8/25/2051	1,632,470	1,244,600
[c,d]	Series 2021-INV1 Class B5, 3.313% due 8/25/2051	1,309,972	923,398
[c,d]	Series 2021-INV1 Class B6, 3.313% due 8/25/2051	1,001,900	425,561
	Total Mortgage Backed (Cost $1,664,259,756)		1,658,541,213
	Loan Participations — 1.0%
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.1%
	Imagefirst Holdings LLC,
[k]	10.32% (SOFR + 5.00%), due 4/27/2028	6,218,750	6,203,203
[k]	9.566% (SOFR + 4.25%), due 4/27/2028	3,183,877	3,175,917
[k]	9.996% (SOFR + 4.75%), due 4/27/2028	1,786,267	1,781,802
	Professional Services — 0.1%
[k]	GTCR W Merger Sub LLC, 8.309% (SOFR + 3.00%) due 1/31/2031	3,000,000	3,008,130
[k]	VT Topco, Inc., 9.58% (SOFR + 4.25%) due 8/9/2030	2,992,500	2,996,779
			17,165,831
	Consumer Durables & Apparel — 0.1%
	Textiles, Apparel & Luxury Goods — 0.1%
[k]	Hanesbrands, Inc., 9.08% (SOFR + 3.75%) due 3/8/2030	4,950,000	4,943,813
			4,943,813
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[k]	TKC Holdings, Inc., 10.942% (SOFR + 5.50%) due 5/15/2028	4,508,271	4,454,172
			4,454,172
	Household & Personal Products — 0.0%
	Household Products — 0.0%
[k]	Energizer Holdings, Inc., 7.693% (SOFR + 2.25%) due 12/22/2027	3,945,692	3,935,827
			3,935,827
	Media & Entertainment — 0.2%
	Media — 0.2%
[k]	ABG Intermediate Holdings 2 LLC, 8.926% (SOFR + 3.50%) due 12/21/2028	9,170,350	9,199,603
[k]	DirecTV Financing LLC, 10.445% (SOFR + 5.00%) due 8/2/2027	3,907,692	3,909,334
[k]	Simon & Schuster, Inc., 9.317% (SOFR + 4.00%) due 10/30/2030	3,500,000	3,510,500
			16,619,437
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 75

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Semiconductors & Semiconductor Equipment — 0.1%
	Information Technology Services — 0.1%
[k]	Xperi Corp., 8.945% (SOFR + 3.50%) due 6/8/2028	$ 8,327,162	$ 8,327,162
			8,327,162
	Software & Services — 0.2%
	Internet Software & Services — 0.1%
[k]	Titan AcquisitionCo New Zealand Ltd., 9.571% (SOFR + 4.00%) due 10/18/2028	7,310,800	7,297,129
	Software — 0.1%
[k]	GoTo Group, Inc., 10.074% (SOFR + 4.75%) due 8/31/2027	6,624,197	5,084,071
			12,381,200
	Technology Hardware & Equipment — 0.1%
	Technology Hardware, Storage & Peripherals — 0.1%
[k]	Xerox Holdings Corp., 9.33% (SOFR + 4.00%) due 11/17/2029	11,850,000	11,875,951
			11,875,951
	Total Loan Participations (Cost $78,913,961)		79,703,393
	Short-Term Investments — 5.6%
[l]	Thornburg Capital Management Fund	47,038,352	470,383,516
	Total Short-Term Investments (Cost $470,383,516)		470,383,516
	Total Investments — 98.0% (Cost $8,279,598,841)		$8,187,205,065
	Other Assets Less Liabilities — 2.0%		167,253,132
	Net Assets — 100.0%		$8,354,458,197

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2024
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	90,256,700	9/25/2024	98,105,355	$ 659,122	$ —

Net unrealized appreciation (depreciation)						$ 659,122

*	Counterparty includes State Street Bank and Trust Company ("SSB").
76 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
Footnote Legend
a	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
b	Non-income producing.
c	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $3,909,759,113, representing 46.80% of the Fund’s net assets.
e	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Interest only.
g	Bond in default.
h	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
i	When-issued security.
j	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2024.
k	The stated coupon rate represents the greater of the SOFR or the SOFR floor rate plus a spread at March 31, 2024.
l	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollar
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DAC	Designated Activity Company
EGP	Denominated in Egyptian Pound
ETM	Escrowed to Maturity
EUR	Denominated in Euro
GBP	Denominated in Pound Sterling
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
HFFA	Health Facilities Financing Authority
IDR	Denominated in Indonesian Rupiah
Mtg	Mortgage
PIK	Payment-in-kind
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFR90A	Secured Overnight Financing Rate 90-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Semi-Annual Report | 77

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2024 (Unaudited)
COUNTRY EXPOSURE * (percent of net assets)
United States	80.7%
Canada	1.9%
Japan	0.8%
Mexico	0.8%
United Kingdom	0.7%
Australia	0.6%
China	0.6%
Cayman Islands	0.6%
Brazil	0.4%
United Arab Emirates	0.4%
Nigeria	0.3%
Bermuda	0.3%
Italy	0.3%
Indonesia	0.3%
Dominican Republic	0.3%
France	0.3%
Israel	0.3%
Guatemala	0.2%
Turkey	0.2%
Morocco	0.2%
Colombia	0.2%
Egypt	0.2%
South Korea	0.2%
South Africa	0.2%
Germany	0.2%
Ireland	0.2%
Russian Federation	0.2%
Belgium	0.2%
Panama	0.1%
Switzerland	0.1%
Saudi Arabia	0.1%
Spain	0.1%
Norway	0.1%
Jamaica	0.1%
Kuwait	0.0%**
India	0.0%**
Netherlands	0.0%**
Luxembourg	0.0%**
Other Assets Less Liabilities	7.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
78 | Thornburg Taxable Fixed Income Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  79

Statements of Assets and Liabilities
March 31, 2024 (Unaudited)
	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG CORE PLUS BOND FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 237,612,407	$ 159,702,462	$ 6,235,380,719	$ 63,895,832	$ 7,809,215,325
Non-controlled affiliated issuers	25,767,151	-	407,546,114	107,148	470,383,516
Investments at value
Non-affiliated issuers	237,846,726	150,548,930	5,982,197,001	64,736,948	7,716,821,549
Non-controlled affiliated issuers	25,767,151	-	407,546,114	107,148	470,383,516
Cash	4,299,873	5,143,800	97,173,919	-	120,963,187
Foreign currency at value (a)	147	-	-	4	4,828,876
Unrealized appreciation on forward currency contracts	-	-	-	452	659,122
Receivable for investments sold	-	-	-	-	180,988
Receivable for fund shares sold	762,254	57,685	17,204,776	-	29,068,039
Receivable from investment advisor	-	-	-	16,530	-
Dividends receivable	-	-	-	-	406
Principal and interest receivable	1,389,196	491,310	31,766,923	493,652	60,948,755
Prepaid expenses and other assets	32,693	59,878	160,433	109,492	283,613
Total Assets	270,098,040	156,301,603	6,536,049,166	65,464,226	8,404,138,051
Liabilities
Payable for investments purchased	4,454,459	-	9,643,393	890,212	27,492,723
Payable for fund shares redeemed	712,402	313,472	14,634,982	137,980	16,299,008
Payable to investment advisor and other affiliates	9,652	86,235	2,512,427	-	3,487,773
Deferred taxes payable	-	-	-	-	28,033
Accounts payable and accrued expenses	36,817	100,589	1,617,703	19,038	339,592
Dividends payable	3,105	102,563	2,330,694	412	2,028,820
Total Liabilities	5,216,435	602,859	30,739,199	1,047,642	49,675,949
Commitments and contingencies
Unrealized depreciation on unfunded commmitments	-	-	-	-	(3,905)
Net Assets	$ 264,881,605	$ 155,698,744	$ 6,505,309,967	$ 64,416,584	$ 8,354,458,197
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 265,162,757	$ 196,482,622	$ 7,159,844,795	$ 63,413,065	$ 8,607,422,890
Distributable earnings (accumulated loss)	(281,152)	(40,783,878)	(654,534,828)	1,003,519	(252,964,693)
Net Assets	$ 264,881,605	$ 155,698,744	$ 6,505,309,967	$ 64,416,584	$ 8,354,458,197
80   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2024 (Unaudited)
	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG CORE PLUS BOND FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 26,911,179	$ 39,898,711	$ 497,853,901	$ 144,754	$ 299,297,326
Shares outstanding	2,203,813	3,382,412	38,853,131	13,834	26,313,107
Net asset value and redemption price per share	$ 12.21	$ 11.80	$ 12.81	$ 10.46	$ 11.37
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.49	$ 12.07	$ 13.10	$ 10.95 *	$ 11.91 *
Class C Shares:
Net assets applicable to shares outstanding	-	2,708,341	119,852,440	287,639	101,348,841
Shares outstanding	-	228,320	9,368,592	27,485	8,926,464
Net asset value and redemption price per share**	-	11.86	12.79	10.47	11.35
Class C2 Shares:
Net assets applicable to shares outstanding	-	291,512	5,597,128	-	-
Shares outstanding	-	24,558	437,474	-	-
Net asset value and redemption price per share**	-	11.87	12.79	-	-
Class I Shares:
Net assets applicable to shares outstanding	237,970,426	108,180,368	5,587,405,802	63,038,450	7,712,479,764
Shares outstanding	19,502,088	9,172,163	435,942,555	6,025,333	679,736,055
Net asset value and redemption price per share	12.20	11.79	12.82	10.46	11.35
Class R3 Shares:
Net assets applicable to shares outstanding	-	2,401,780	38,700,896	106,799	904,737
Shares outstanding	-	203,382	3,018,194	10,209	79,634
Net asset value and redemption price per share	-	11.81	12.82	10.46	11.36
Class R4 Shares:
Net assets applicable to shares outstanding	-	1,033,158	15,933,257	107,075	2,984,706
Shares outstanding	-	87,632	1,243,810	10,235	262,781
Net asset value and redemption price per share	-	11.79	12.81	10.46	11.36
Class R5 Shares:
Net assets applicable to shares outstanding	-	1,184,874	69,938,284	107,061	65,826,917
Shares outstanding	-	100,379	5,458,375	10,234	5,799,732
Net asset value and redemption price per share	-	11.80	12.81	10.46	11.35
Class R6 Shares:
Net assets applicable to shares outstanding	-	-	170,028,259	624,806	171,615,906
Shares outstanding	-	-	13,243,391	59,717	15,078,723
Net asset value and redemption price per share	-	-	12.84	10.46	11.38

(a)	Cost of foreign currency is $140; $0; $0; $4; $4,850,807; respectively.
*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  81

Statements of Operations
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG CORE PLUS BOND FUND†	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ -	$ -	$ 246,925	$ 850	$ 323,155
Non-controlled affiliated issuers	584,275	-	5,907,036	63,137	16,766,652
Interest income	7,253,554	2,763,369	129,645,604	672,850	176,810,974
Foreign withholding tax claims	-	-	-	-	63,244
Total Income	7,837,829	2,763,369	135,799,565	736,837	193,964,025
EXPENSES
Investment management fees	341,519	308,713	10,449,958	70,996	20,628,380
Administration fees	120,221	72,454	2,864,148	12,718	3,354,846
Distribution and service fees
Class A Shares	27,279	53,118	642,868	163	363,796
Class C Shares	-	7,786	323,706	762	491,031
Class C2 Shares	-	1,084	19,110	-	-
Class R3 Shares	-	6,738	97,478	258	2,048
Class R4 Shares	-	1,226	22,625	129	3,554
Transfer agent fees
Class A Shares	29,448	29,243	201,847	945	135,673
Class C Shares	-	4,939	49,218	362	31,914
Class C2 Shares	-	442	2,306	-	-
Class I Shares	125,093	42,816	2,361,417	3,325	2,228,451
Class R3 Shares	-	5,174	22,309	839	1,727
Class R4 Shares	-	1,463	35,359	362	8,356
Class R5 Shares	-	2,708	83,988	839	64,755
Class R6 Shares	-	-	20,844	658	20,842
Registration and filing fees
Class A Shares	9,279	7,176	12,669	518	14,277
Class C Shares	-	7,096	7,632	682	11,736
Class C2 Shares	-	2,568	6,997	-	-
Class I Shares	14,741	10,686	48,430	1,109	143,837
Class R3 Shares	-	7,164	7,686	372	7,768
Class R4 Shares	-	7,344	7,613	372	7,782
Class R5 Shares	-	7,330	7,599	373	7,766
Class R6 Shares	-	-	7,996	373	8,408
Custodian fees	28,174	23,408	133,148	905	159,160
Professional fees	26,526	26,485	72,639	39,205	101,693
Trustee and officer fees	9,748	5,502	213,087	1,354	249,614
Other expenses	26,235	22,615	338,509	104,867	660,162
Total Expenses	758,263	665,278	18,061,186	242,486	28,707,576
Less:
Expenses reimbursed	(298,853)	(42,605)	(952,941)	(22,495)	(3,145,355)
Investment management fees waived	(22,309)	-	-	(146,244)	(1,642,848)
Net Expenses	437,101	622,673	17,108,245	73,747	23,919,373
Net Investment Income (Loss)	$ 7,400,728	$ 2,140,696	$ 118,691,320	$ 663,090	$ 170,044,652
82   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG CORE PLUS BOND FUND†	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuers investments	$ 53,029	$ (3,662,482)	$ (110,631,019)	$ 162,946	$ (85,826,613)
Forward currency contracts	-	-	-	(1,486)	(1,019,828)
Foreign currency transactions	-	-	-	(94)	(135,823)
Net realized gain (loss)	53,029	(3,662,482)	(110,631,019)	161,366	(86,982,264)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments*	998,741	8,511,348	330,222,242	841,116	330,018,588
Forward currency contracts	-	-	-	452	(111,166)
Foreign currency translations	3	-	-	10	(4,935)
Change in net unrealized appreciation (depreciation)	998,744	8,511,348	330,222,242	841,578	329,902,487
Net Realized and Unrealized Gain (Loss)	1,051,773	4,848,866	219,591,223	1,002,944	242,920,223
Change in Net Assets Resulting from Operations	$ 8,452,501	$ 6,989,562	$ 338,282,543	$ 1,666,034	$ 412,964,875
* Net of change in deferred taxes	$ -	$ -	$ -	$ -	$ (3,442)

†	The Fund commenced operations on October 2, 2023.
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  83

Statements of Changes in Net Assets

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 7,400,728	$ 11,567,185	$ 2,140,696	$ 4,156,957
Net realized gain (loss)	53,029	81,945	(3,662,482)	(6,846,424)
Net change in unrealized appreciation (depreciation)	998,744	955,945	8,511,348	5,340,615
Net Increase (Decrease) in Net Assets Resulting from Operations	8,452,501	12,605,075	6,989,562	2,651,148
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(715,096)	(1,413,188)	(542,937)	(1,074,414)
Class C Shares	-	-	(35,676)	(80,233)
Class C2 Shares	-	-	(3,856)	(13,629)
Class I Shares	(6,683,342)	(10,148,755)	(1,639,007)	(3,285,693)
Class R3 Shares	-	-	(34,066)	(68,173)
Class R4 Shares	-	-	(12,492)	(20,131)
Class R5 Shares	-	-	(19,325)	(38,667)
FUND SHARE TRANSACTIONS
Class A Shares	(1,424,853)	(6,040,854)	(4,602,097)	(13,232,202)
Class C Shares	-	-	(689,351)	(2,484,963)
Class C2 Shares	-	-	(289,924)	356,417
Class I Shares	2,007,235	88,353,098	(14,434,424)	(35,246,726)
Class R3 Shares	-	-	(493,791)	(606,847)
Class R4 Shares	-	-	75,682	(201,923)
Class R5 Shares	-	-	(318,591)	(523,625)
Net Increase (Decrease) in Net Assets	1,636,445	83,355,376	(16,050,293)	(53,869,661)
NET ASSETS
Beginning of Period	263,245,160	179,889,784	171,749,037	225,618,698
End of Period	$ 264,881,605	$ 263,245,160	$ 155,698,744	$ 171,749,037

*	Unaudited.
See notes to financial statements.
84   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG LIMITED TERM INCOME FUND		THORNBURG CORE PLUS BOND FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Period Ended March 31, 2024*, †
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 118,691,320	$ 230,700,976	$ 663,090
Net realized gain (loss)	(110,631,019)	(159,239,483)	161,366
Net change in unrealized appreciation (depreciation)	330,222,242	180,031,652	841,578
Net Increase (Decrease) in Net Assets Resulting from Operations	338,282,543	251,493,145	1,666,034
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(8,797,222)	(16,933,118)	(2,885)
Class C Shares	(2,049,180)	(4,699,291)	(2,814)
Class C2 Shares	(86,611)	(201,735)	-
Class I Shares	(102,862,784)	(200,761,802)	(645,048)
Class R3 Shares	(622,500)	(1,202,278)	(2,162)
Class R4 Shares	(288,284)	(501,476)	(2,293)
Class R5 Shares	(1,349,176)	(2,746,692)	(2,422)
Class R6 Shares	(3,064,846)	(5,444,781)	(4,891)
FUND SHARE TRANSACTIONS
Class A Shares	(53,183,339)	(66,492,152)	138,624
Class C Shares	(25,273,813)	(81,423,823)	281,067
Class C2 Shares	(1,332,733)	(2,919,625)	-
Class I Shares	(368,684,047)	(1,136,009,720)	62,071,273
Class R3 Shares	(39,515)	(12,461,630)	102,162
Class R4 Shares	(3,434,636)	786,251	102,426
Class R5 Shares	(3,188,765)	(41,358,252)	102,422
Class R6 Shares	7,124,431	(23,831,523)	615,091
Net Increase (Decrease) in Net Assets	(228,850,477)	(1,344,708,502)	64,416,584
NET ASSETS
Beginning of Period	6,734,160,444	8,078,868,946	-
End of Period	$ 6,505,309,967	$ 6,734,160,444	$ 64,416,584

*	Unaudited.
†	The Fund commenced operations on October 2, 2023.
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  85

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC INCOME FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 170,044,652	$ 261,668,783
Net realized gain (loss)	(86,982,264)	(27,857,506)
Net change in unrealized appreciation (depreciation)	329,902,487	9,528,122
Net Increase (Decrease) in Net Assets Resulting from Operations	412,964,875	243,339,399
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(6,421,613)	(11,128,378)
Class C Shares	(1,811,006)	(2,985,734)
Class I Shares	(168,096,943)	(239,667,614)
Class R3 Shares	(17,014)	(24,114)
Class R4 Shares	(58,970)	(96,895)
Class R5 Shares	(1,558,349)	(2,489,823)
Class R6 Shares	(3,659,662)	(5,679,657)
FUND SHARE TRANSACTIONS
Class A Shares	18,314,229	(50,739,155)
Class C Shares	5,264,496	12,663,012
Class I Shares	1,072,410,809	2,266,443,833
Class R3 Shares	209,803	27,510
Class R4 Shares	90,266	770,776
Class R5 Shares	896,170	22,511,555
Class R6 Shares	28,926,412	28,836,792
Net Increase (Decrease) in Net Assets	1,357,453,503	2,261,781,507
NET ASSETS
Beginning of Period	6,997,004,694	4,735,223,187
End of Period	$ 8,354,458,197	$ 6,997,004,694

*	Unaudited.
See notes to financial statements.
86   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements
March 31, 2024 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”), Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Core Plus Bond Fund (the “Core Plus Bond Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of March 31, 2024, the Funds are currently five of twenty-four separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Ultra Short Income Fund: The Fund’s investment goal is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, derivatives risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term U.S. Government Fund: The Fund’s primary investment goal is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary investment goal is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, foreign investment risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Core Plus Bond Fund: The Fund’s primary investment goal is to seek to maximize total return, consistent with the long-term preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, derivatives risk, emerging markets risk, foreign currency risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, small and mid-cap company risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary investment goal is to seek a high level of current income. As a secondary investment goal, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, foreign currency risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, small and mid-cap company risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2024, the Funds each currently offer up to eight classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  87

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
At March 31, 2024, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Ultra Short Income Fund	X			X
Limited Term U.S. Government Fund	X	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X	X
Core Plus Bond Fund	X	X		X	X	X	X	X
Strategic Income Fund	X	X		X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the six months ended March 31, 2024, the Funds did not enter into repurchase agreements.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Unfunded Loan Commitments: Strategic Income Fund has entered into a loan commitment with Imagefirst Holdings, LLC of which, at March 31, 2024, $0 of the $1,561,940 par commitment had been funded. The maturity date is April 27, 2028.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2024 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Securities held with a maturity of less than 60 days from trade date and other short-term investments are valued using the amortized cost method unless the Committee determines such method does not represent fair value. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Forward currency contracts are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2024:
ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 35,514,971	$ 35,514,971	$ —	$ —
U.S. Government Agencies	28,099	—	28,099	—
Mortgage Backed	3,775,732	—	3,775,732	—
Asset Backed Securities	72,230,404	—	72,230,404	—
Corporate Bonds	126,272,668	—	126,272,668	—
Long-Term Municipal Bonds	24,852	—	24,852	—
Short-Term Investments	25,767,151	25,767,151	—	—
Total Investments in Securities	$ 263,613,877	$ 61,282,122	$ 202,331,755	$ —
Total Assets	$ 263,613,877	$ 61,282,122	$ 202,331,755	$ —
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 26,603,357	$ 26,603,357	$ —	$ —
U.S. Government Agencies	10,795,239	—	10,795,239	—
Mortgage Backed	104,958,048	—	104,958,048	—
Corporate Bonds	2,979,910	—	2,979,910	—
Short-Term Investments	5,212,376	—	5,212,376	—
Total Investments in Securities	$ 150,548,930	$ 26,603,357	$ 123,945,573	$ —
Total Assets	$ 150,548,930	$ 26,603,357	$ 123,945,573	$—
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 1,036,929,333	$ 1,036,929,333	$ —	$ —
U.S. Government Agencies	24,823,882	—	24,823,882	—
Other Government	9,811,171	—	9,811,171	—
Mortgage Backed	1,730,525,877	—	1,730,525,877	—
Asset Backed Securities	786,510,652	—	786,510,652	—
Corporate Bonds	2,349,649,106	—	2,349,649,106	—
Long-Term Municipal Bonds	16,530,752	—	16,530,752	—
Preferred Stock	27,416,228	—	—	27,416,228
Short-Term Investments	407,546,114	407,546,114	—	—
Total Investments in Securities	$ 6,389,743,115	$ 1,444,475,447	$ 4,917,851,440	$ 27,416,228
Total Assets	$ 6,389,743,115	$ 1,444,475,447	$ 4,917,851,440	$ 27,416,228(a)
(a) Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2024 is not presented.
CORE PLUS BOND FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 24,717,134	$ 24,717,134	$ —	$ —
Other Government	164,270	—	164,270	—
Mortgage Backed	18,592,140	—	18,592,140	—
Asset Backed Securities	4,286,333	—	4,286,333	—
Corporate Bonds	16,776,090	—	16,776,090	—
Long-Term Municipal Bonds	106,605	—	106,605	—
Preferred Stock	94,376	—	—	94,376
Short-Term Investments	107,148	107,148	—	—
Total Investments in Securities	$ 64,844,096	$ 24,824,282	$ 39,925,438	$ 94,376
Other Financial Instruments
Forward Currency Contracts	$ 452	$ —	$ 452	$ —
Total Assets	$ 64,844,548	$ 24,824,282	$ 39,925,890	$ 94,376(a)
(a) Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2024 is not presented.
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 417,702	$ —	$ —	$ 417,702
Preferred Stock	12,386,850	—	—	12,386,850
Asset Backed Securities	931,347,710	—	929,022,947	2,324,763
Corporate Bonds	3,503,330,612	—	3,503,330,067	545
Convertible Bonds	13,592,931	—	13,592,931	—
Long-Term Municipal Bonds	5,588,040	—	5,588,040	—
Other Government	90,817,744	—	90,817,744	—
U.S. Treasury Securities	1,411,696,535	1,411,696,535	—	—
U.S. Government Agencies	9,398,819	—	9,398,819	—
Mortgage Backed	1,658,541,213	—	1,658,541,213	—
Loan Participations	79,703,393	—	79,703,393	—
Short-Term Investments	470,383,516	470,383,516	—	—
Total Investments in Securities	$ 8,187,205,065	$ 1,882,080,051	$ 6,289,995,154	$ 15,129,860
Other Financial Instruments
Forward Currency Contracts	$ 659,122	$ —	$ 659,122	$ —
Total Assets	$ 8,187,864,187	$ 1,882,080,051	$ 6,290,654,276	$15,129,860(a)

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2024 is not presented.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
ULTRA SHORT INCOME FUND		LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		CORE PLUS BOND FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $5 billion	0.250%	Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $500 million	0.490%	Up to $500 million	0.750%
Next $5 billion	0.225	Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.460	Next $500 million	0.675
Over $10 billion	0.200	Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.430	Next $500 million	0.625
				Next $500 million	0.350	Next $500 million	0.400	Next $500 million	0.575
				Over $2 billion	0.275	Over $2 billion	0.370	Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2024 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2024 are set forth in the Statement of Operations.
Effective Management Fee
Ultra Short Income Fund	0.250%
Limited Term U.S. Government Fund	0.375
Limited Term Income Fund	0.321
Core Plus Bond Fund	0.490
Strategic Income Fund	0.541
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all applicable Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2024, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities LLC (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2024, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Ultra Short Income Fund	$ 619	$ —
Limited Term U.S. Government Fund	151	—
Limited Term Income Fund	4,282	1,490
Strategic Income Fund	17,133	7,827
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Core Plus Bond Fund and Strategic Income Fund and  .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2024, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C, Class C2 and Class R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, .40 of 1% per annum of the average daily net assets attributable to Class C2 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, .75 of 1% per annum of the average daily net assets attributable to Class C shares of  Core Plus Bond Fund and Strategic Income Fund, and .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the  Funds under their respective service and distribution plans for the six months ended March 31, 2024 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2025 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2024 if, during the period, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
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Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Ultra Short Income Fund	0.50%	—%	—%	0.30%	—%	—%	—%	—%
Limited Term U.S. Government Fund	—	1.24	1.24	—	0.99	0.99	0.67	—
Limited Term Income Fund	—	—	1.24	0.49	0.99	0.99	0.49	0.42
Core Plus Bond Fund	0.75	1.50	—	0.50	1.00	0.75	0.50	0.49
Strategic Income Fund	1.05	—	—	0.60	1.25	1.25	0.60	0.53
For the six months ended March 31, 2024, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived certain expenses as follows:
Contractual:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Ultra Short Income Fund	$ 50,814	$ —	$ —	$ 248,039	$ —	$ —	$ —	$ —	$ 298,853
Limited Term U.S. Government Fund	—	9,201	2,954	—	13,246	7,921	9,283	—	42,605
Limited Term Income Fund	—	—	4,655	804,446	18,851	15,070	70,647	39,272	952,941
Core Plus Bond Fund	1,552	1,054	—	15,598	1,257	780	1,257	997	22,495
Strategic Income Fund	40,649	13,709	—	3,929,645	9,069	11,086	87,233	116,464	4,207,855
Voluntary:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Ultra Short Income Fund	$ 2,229	$ —	$ —	$ 20,080	$ —	$ —	$ —	$ —	$ 22,309
Core Plus Bond Fund	660	772	—	142,185	522	522	522	1,061	146,244
Strategic Income Fund	22,168	7,476	—	534,019	62	216	4,948	11,459	580,348
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2024, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Ultra Short Income Fund	1.09%
Limited Term U.S. Government Fund	18.08
Limited Term Income Fund	0.12
Core Plus Bond Fund	1.81
Strategic Income Fund	0.14
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2024, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
ULTRA SHORT INCOME FUND	Market Value 9/30/23	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/24	Dividend Income
Thornburg Capital Mgmt. Fund	$ 18,968,697	$ 140,201,657	$ (133,403,203)	$-	$-	$ 25,767,151	$ 584,275
LIMITED TERM INCOME FUND
Thornburg Capital Mgmt. Fund	$122,751,672	$1,259,822,622	$ (975,028,180)	$-	$-	$407,546,114	$ 5,907,036
CORE PLUS BOND FUND
Thornburg Capital Mgmt. Fund	$ -	$ 30,512,513	$ (30,405,365)	$-	$-	$ 107,148	$ 63,137
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  95

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
STRATEGIC INCOME FUND	Market Value 9/30/23	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/24	Dividend Income
Thornburg Capital Mgmt. Fund	$570,141,195	$1,409,750,302	$(1,509,507,981)	$-	$-	$470,383,516	$16,766,652
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2024, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2024, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Ultra Short Income Fund	$ 263,379,558	$ 627,456	$ (393,137)	$ 234,319
Limited Term U.S. Government Fund	159,702,462	1,205,162	(10,358,694)	(9,153,532)
Limited Term Income Fund	6,642,926,833	57,898,143	(311,081,861)	(253,183,718)
Core Plus Bond Fund	64,002,980	864,699	(23,583)	841,116
Strategic Income Fund	8,279,598,841	144,760,519	(237,154,295)	(92,393,776)
At March 31, 2024, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Ultra Short Income Fund	$ 491,499	$ 143,617
Limited Term U.S. Government Fund	6,001,461	21,456,202
Limited Term Income Fund	118,812,794	168,477,437
Strategic Income Fund	22,479,214	43,210,307
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2024, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
96  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	114,126	$ 1,392,830	1,453,234	$ 17,630,385
Shares issued to shareholders in reinvestment of dividends	58,306	711,447	115,522	1,403,778
Shares repurchased	(289,441)	(3,529,130)	(2,064,019)	(25,075,017)
Net increase (decrease)	(117,009)	$ (1,424,853)	(495,263)	$ (6,040,854)
Class I Shares
Shares sold	6,970,516	$ 84,904,977	20,384,068	$ 247,111,472
Shares issued to shareholders in reinvestment of dividends	547,186	6,671,423	834,289	10,131,349
Shares repurchased	(7,347,873)	(89,569,165)	(13,912,802)	(168,889,723)
Net increase (decrease)	169,829	$ 2,007,235	7,305,555	$ 88,353,098
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	226,019	$ 2,648,703	484,272	$ 5,696,911
Shares issued to shareholders in reinvestment of dividends	44,420	519,984	87,114	1,024,639
Shares repurchased	(663,380)	(7,770,784)	(1,694,530)	(19,953,752)
Net increase (decrease)	(392,941)	$ (4,602,097)	(1,123,144)	$ (13,232,202)
Class C Shares
Shares sold	23,795	$ 280,246	38,665	$ 452,840
Shares issued to shareholders in reinvestment of dividends	2,848	33,513	6,392	75,633
Shares repurchased	(85,196)	(1,003,110)	(255,356)	(3,013,436)
Net increase (decrease)	(58,553)	$ (689,351)	(210,299)	$ (2,484,963)
Class C2 Shares
Shares sold	-	$ -	55,309	$ 651,242
Shares issued to shareholders in reinvestment of dividends	329	3,856	1,151	13,629
Shares repurchased	(25,627)	(293,780)	(26,208)	(308,454)
Net increase (decrease)	(25,298)	$ (289,924)	30,252	$ 356,417
Class I Shares
Shares sold	1,142,689	$ 13,491,094	1,955,400	$ 23,052,895
Shares issued to shareholders in reinvestment of dividends	100,197	1,172,241	211,345	2,484,791
Shares repurchased	(2,469,711)	(29,097,759)	(5,162,638)	(60,784,412)
Net increase (decrease)	(1,226,825)	$ (14,434,424)	(2,995,893)	$ (35,246,726)
Class R3 Shares
Shares sold	19,038	$ 223,782	39,410	$ 466,739
Shares issued to shareholders in reinvestment of dividends	2,837	33,263	5,733	67,500
Shares repurchased	(64,056)	(750,836)	(97,420)	(1,141,086)
Net increase (decrease)	(42,181)	$ (493,791)	(52,277)	$ (606,847)
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  97

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	10,562	$ 123,529	17,318	$ 204,243
Shares issued to shareholders in reinvestment of dividends	1,066	12,480	1,705	20,038
Shares repurchased	(5,128)	(60,327)	(36,415)	(426,204)
Net increase (decrease)	6,500	$ 75,682	(17,392)	$ (201,923)
Class R5 Shares
Shares sold	5,829	$ 68,371	11,488	$ 135,557
Shares issued to shareholders in reinvestment of dividends	1,630	19,086	3,166	37,252
Shares repurchased	(34,282)	(406,048)	(58,727)	(696,434)
Net increase (decrease)	(26,823)	$ (318,591)	(44,073)	$ (523,625)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,467,164	$ 31,183,906	7,767,621	$ 97,211,011
Shares issued to shareholders in reinvestment of dividends	611,516	7,747,577	1,109,321	13,922,644
Shares repurchased	(7,290,919)	(92,114,822)	(14,188,210)	(177,625,807)
Net increase (decrease)	(4,212,239)	$ (53,183,339)	(5,311,268)	$ (66,492,152)
Class C Shares
Shares sold	242,266	$ 3,057,104	535,634	$ 6,695,779
Shares issued to shareholders in reinvestment of dividends	145,446	1,838,550	333,115	4,173,355
Shares repurchased	(2,395,294)	(30,169,467)	(7,384,523)	(92,292,957)
Net increase (decrease)	(2,007,582)	$ (25,273,813)	(6,515,774)	$ (81,423,823)
Class C2 Shares
Shares sold	26,331	$ 335,449	13,644	$ 172,557
Shares issued to shareholders in reinvestment of dividends	6,854	86,612	16,098	201,734
Shares repurchased	(139,986)	(1,754,794)	(263,643)	(3,293,916)
Net increase (decrease)	(106,801)	$ (1,332,733)	(233,901)	$ (2,919,625)
Class I Shares
Shares sold	60,897,724	$ 772,748,293	149,123,931	$ 1,871,085,459
Shares issued to shareholders in reinvestment of dividends	7,257,480	91,958,028	14,369,488	180,390,754
Shares repurchased	(97,742,734)	(1,233,390,368)	(254,623,845)	(3,187,485,933)
Net increase (decrease)	(29,587,530)	$ (368,684,047)	(91,130,426)	$ (1,136,009,720)
Class R3 Shares
Shares sold	614,569	$ 7,757,704	1,022,834	$ 12,778,746
Shares issued to shareholders in reinvestment of dividends	48,738	617,994	95,094	1,194,229
Shares repurchased	(661,440)	(8,415,213)	(2,100,002)	(26,434,605)
Net increase (decrease)	1,867	$ (39,515)	(982,074)	$ (12,461,630)
98   |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	289,938	$ 3,688,807	400,976	$ 5,039,463
Shares issued to shareholders in reinvestment of dividends	4,674	59,109	10,075	126,436
Shares repurchased	(566,754)	(7,182,552)	(349,159)	(4,379,648)
Net increase (decrease)	(272,142)	$ (3,434,636)	61,892	$ 786,251
Class R5 Shares
Shares sold	1,287,074	$ 16,174,269	1,748,755	$ 21,951,346
Shares issued to shareholders in reinvestment of dividends	102,254	1,295,439	209,812	2,631,955
Shares repurchased	(1,629,200)	(20,658,473)	(5,242,828)	(65,941,553)
Net increase (decrease)	(239,872)	$ (3,188,765)	(3,284,261)	$ (41,358,252)
Class R6 Shares
Shares sold	3,086,664	$ 39,159,081	4,137,670	$ 52,080,541
Shares issued to shareholders in reinvestment of dividends	226,722	2,878,799	407,058	5,118,693
Shares repurchased	(2,746,138)	(34,913,449)	(6,413,880)	(81,030,757)
Net increase (decrease)	567,248	$ 7,124,431	(1,869,152)	$ (23,831,523)

	PERIOD ENDED March 31, 2024†
CORE PLUS BOND FUND	SHARES	AMOUNT
Class A Shares
Shares sold	16,650	$ 167,218
Shares issued to shareholders in reinvestment of dividends	278	2,883
Shares repurchased	(3,094)	(31,477)
Net increase (decrease)	13,834	$ 138,624
Class C Shares
Shares sold	34,109	$ 348,824
Shares issued to shareholders in reinvestment of dividends	259	2,691
Shares repurchased	(6,883)	(70,448)
Net increase (decrease)	27,485	$ 281,067
Class I Shares
Shares sold	6,114,736	$ 63,004,478
Shares issued to shareholders in reinvestment of dividends	61,706	643,858
Shares repurchased	(151,109)	(1,577,063)
Net increase (decrease)	6,025,333	$ 62,071,273
Class R3 Shares
Shares sold	10,000	$ 100,000
Shares issued to shareholders in reinvestment of dividends	209	2,162
Net increase (decrease)	10,209	$ 102,162
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  99

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	PERIOD ENDED March 31, 2024†
CORE PLUS BOND FUND	SHARES	AMOUNT
Class R4 Shares
Shares sold	10,206	$ 102,145
Shares issued to shareholders in reinvestment of dividends	221	2,292
Shares repurchased	(192)	(2,011)
Net increase (decrease)	10,235	$ 102,426
Class R5 Shares
Shares sold	10,000	$ 100,000
Shares issued to shareholders in reinvestment of dividends	234	2,422
Net increase (decrease)	10,234	$ 102,422
Class R6 Shares
Shares sold	59,247	$ 610,200
Shares issued to shareholders in reinvestment of dividends	470	4,891
Net increase (decrease)	59,717	$ 615,091
† The Fund commenced operations on October 2, 2023.

	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	4,864,713	$ 54,412,397	8,657,794	$ 96,602,148
Shares issued to shareholders in reinvestment of dividends	539,241	6,075,794	934,483	10,441,785
Shares repurchased	(3,750,864)	(42,173,962)	(14,202,566)	(157,783,088)
Net increase (decrease)	1,653,090	$ 18,314,229	(4,610,289)	$ (50,739,155)
Class C Shares
Shares sold	1,384,649	$ 15,542,279	3,206,423	$ 35,705,220
Shares issued to shareholders in reinvestment of dividends	152,488	1,714,788	251,686	2,809,155
Shares repurchased	(1,067,981)	(11,992,571)	(2,322,708)	(25,851,363)
Net increase (decrease)	469,156	$ 5,264,496	1,135,401	$ 12,663,012
Class I Shares
Shares sold	201,311,827	$ 2,257,694,928	359,137,452	$ 4,001,961,036
Shares issued to shareholders in reinvestment of dividends	14,019,625	157,611,872	20,114,084	224,360,437
Shares repurchased	(120,110,968)	(1,342,895,991)	(176,222,506)	(1,959,877,640)
Net increase (decrease)	95,220,484	$ 1,072,410,809	203,029,030	$ 2,266,443,833
Class R3 Shares
Shares sold	22,676	$ 253,312	9,122	$ 102,123
Shares issued to shareholders in reinvestment of dividends	1,487	16,746	2,099	23,424
Shares repurchased	(5,363)	(60,255)	(8,829)	(98,037)
Net increase (decrease)	18,800	$ 209,803	2,392	$ 27,510
100  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	60,404	$ 682,825	87,654	$ 981,829
Shares issued to shareholders in reinvestment of dividends	4,381	49,291	7,454	83,223
Shares repurchased	(56,904)	(641,850)	(26,458)	(294,276)
Net increase (decrease)	7,881	$ 90,266	68,650	$ 770,776
Class R5 Shares
Shares sold	826,870	$ 9,289,563	2,698,674	$ 30,030,333
Shares issued to shareholders in reinvestment of dividends	137,453	1,545,602	220,858	2,464,408
Shares repurchased	(883,330)	(9,938,995)	(895,507)	(9,983,186)
Net increase (decrease)	80,993	$ 896,170	2,024,025	$ 22,511,555
Class R6 Shares
Shares sold	4,108,240	$ 46,337,157	4,613,451	$ 51,669,559
Shares issued to shareholders in reinvestment of dividends	234,122	2,641,365	339,635	3,799,157
Shares repurchased	(1,784,468)	(20,052,110)	(2,379,658)	(26,631,924)
Net increase (decrease)	2,557,894	$ 28,926,412	2,573,428	$ 28,836,792
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2024, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments and U.S. Government obligations).
	Purchases	Sales
Ultra Short Income Fund	$ 80,641,503	$ 34,714,482
Limited Term U.S. Government Fund	35,530,989	53,687,253
Limited Term Income Fund	2,012,585,992	2,558,684,772
Core Plus Bond Fund	79,350,102	16,826,410
Strategic Income Fund	3,214,165,496	1,913,951,269
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2024, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts.
During the six months ended March 31, 2024, some of the Funds entered into forward currency contracts in the normal course of pursuing its investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Forward currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  101

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
The monthly average value of open forward currency sell contracts for the six months ended March 31, 2024 were as follows:
Forward currency sell
Core Plus Bond Fund	$ 73,608
Strategic Income Fund	97,233,895
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Funds do not net their respective outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2024 is disclosed in the following table:
	Type of Derivative(a)	Principal Risk	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Core Plus Bond Fund	Forward currency contracts	Foreign currency risk	SSB	$ 452	$ —	$ 452
Strategic Income Fund	Forward currency contracts	Foreign currency risk	SSB	659,122	—	659,122

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its forward currency contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2024 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the six months ended March 31, 2024 are disclosed in the following table:
			Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Principal Risk	Gain (Loss)	Appreciation (Depreciation)
Core Plus Bond Fund	Forward currency contracts	Foreign currency risk	$ (1,486)	$ 452
Strategic Income Fund	Forward currency contracts	Foreign currency risk	(1,019,828)	(111,166)

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
102  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

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Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  103

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 12.17	0.32	0.04	0.36	(0.32)	—	—	(0.32)	$ 12.21
2023	$ 12.13	0.52	0.05	0.57	(0.53)	—	—	(0.53)	$ 12.17
2022	$ 12.44	0.19	(0.31)	(0.12)	(0.19)	—	—	(0.19)	$ 12.13
2021	$ 12.59	0.15	(0.08)	0.07	(0.18)	(0.04)	—	(0.22)	$ 12.44
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$ 12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$ 12.49
CLASS I SHARES
2024 (c)	$ 12.16	0.33	0.04	0.37	(0.33)	—	—	(0.33)	$ 12.20
2023	$ 12.12	0.55	0.04	0.59	(0.55)	—	—	(0.55)	$ 12.16
2022	$ 12.43	0.21	(0.31)	(0.10)	(0.21)	—	—	(0.21)	$ 12.12
2021	$ 12.58	0.18	(0.08)	0.10	(0.21)	(0.04)	—	(0.25)	$ 12.43
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$ 12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$ 12.48

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
104  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	5.24 (d)	0.50 (d)	0.89 (d)	2.99	21.51	$ 26,911
2023	4.29	0.50	0.86	4.77	29.46	$ 28,234
2022	1.54	0.50	1.05	(0.96)	39.29	$ 34,147
2021	1.22	0.50	1.38	0.54	37.51	$ 10,930
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
CLASS I SHARES
2024 (c)	5.44 (d)	0.30 (d)	0.52 (d)	3.09	21.51	$ 237,971
2023	4.56	0.30	0.52	4.98	29.46	$ 235,011
2022	1.75	0.30	0.60	(0.77)	39.29	$ 145,743
2021	1.40	0.30	0.76	0.74	37.51	$ 42,587
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  105

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 11.48	0.14	0.33	0.47	(0.15)	—	—	(0.15)	$ 11.80
2023	$ 11.64	0.22	(0.13)	0.09	(0.25)	—	—	(0.25)	$ 11.48
2022	$ 13.06	0.13	(1.36)	(1.23)	(0.19)	—	—	(0.19)	$ 11.64
2021	$ 13.38	0.08	(0.24)	(0.16)	(0.16)	—	—	(0.16)	$ 13.06
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$ 13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$ 13.10
CLASS C SHARES
2024 (c)	$ 11.54	0.12	0.33	0.45	(0.13)	—	—	(0.13)	$ 11.86
2023	$ 11.71	0.19	(0.14)	0.05	(0.22)	—	—	(0.22)	$ 11.54
2022	$ 13.13	0.09	(1.36)	(1.27)	(0.15)	—	—	(0.15)	$ 11.71
2021	$ 13.46	0.03	(0.25)	(0.22)	(0.11)	—	—	(0.11)	$ 13.13
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$ 13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$ 13.17
CLASS C2 SHARES
2024 (c)	$ 11.55	0.13	0.32	0.45	(0.13)	—	—	(0.13)	$ 11.87
2023	$ 11.71	0.20	(0.14)	0.06	(0.22)	—	—	(0.22)	$ 11.55
2022	$ 13.14	0.08	(1.36)	(1.28)	(0.15)	—	—	(0.15)	$ 11.71
2021 (e)	$ 13.46	0.04	(0.25)	(0.21)	(0.11)	—	—	(0.11)	$ 13.14
CLASS I SHARES
2024 (c)	$ 11.47	0.16	0.33	0.49	(0.17)	—	—	(0.17)	$ 11.79
2023	$ 11.64	0.26	(0.14)	0.12	(0.29)	—	—	(0.29)	$ 11.47
2022	$ 13.06	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.64
2021	$ 13.38	0.11	(0.24)	(0.13)	(0.19)	—	—	(0.19)	$ 13.06
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$ 13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.10
CLASS R3 SHARES
2024 (c)	$ 11.49	0.14	0.33	0.47	(0.15)	—	—	(0.15)	$ 11.81
2023	$ 11.65	0.22	(0.13)	0.09	(0.25)	—	—	(0.25)	$ 11.49
2022	$ 13.06	0.11	(1.34)	(1.23)	(0.18)	—	—	(0.18)	$ 11.65
2021	$ 13.39	0.06	(0.25)	(0.19)	(0.14)	—	—	(0.14)	$ 13.06
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$ 13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$ 13.10
CLASS R4 SHARES
2024 (c)	$ 11.47	0.14	0.33	0.47	(0.15)	—	—	(0.15)	$ 11.79
2023	$ 11.64	0.22	(0.15)	0.07	(0.24)	—	—	(0.24)	$ 11.47
2022	$ 13.05	0.12	(1.35)	(1.23)	(0.18)	—	—	(0.18)	$ 11.64
2021	$ 13.37	0.06	(0.24)	(0.18)	(0.14)	—	—	(0.14)	$ 13.05
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$ 13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$ 13.09
CLASS R5 SHARES
2024 (c)	$ 11.48	0.16	0.33	0.49	(0.17)	—	—	(0.17)	$ 11.80
2023	$ 11.65	0.25	(0.14)	0.11	(0.28)	—	—	(0.28)	$ 11.48
2022	$ 13.07	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.65
2021	$ 13.39	0.11	(0.25)	(0.14)	(0.18)	—	—	(0.18)	$ 13.07
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$ 13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
106  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	2.38 (d)	0.98 (d)	0.98 (d)	4.11	22.66	$ 39,899
2023	1.89	0.95	0.95	0.74	38.65	$ 43,326
2022	1.01	0.92	0.92	(9.51)	28.92	$ 57,028
2021	0.60	0.87	0.87	(1.22)	9.50	$ 92,786
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
CLASS C SHARES
2024 (c)	2.11 (d)	1.24 (d)	1.83 (d)	3.96	22.66	$ 2,708
2023	1.57	1.24	1.56	0.37	38.65	$ 3,311
2022	0.68	1.24	1.39	(9.74)	28.92	$ 5,821
2021	0.21	1.24	1.24	(1.65)	9.50	$ 10,084
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
CLASS C2 SHARES
2024 (c)	2.13 (d)	1.24 (d)	3.01 (d)	4.04	22.66	$ 292
2023	1.69	1.24	2.63	0.37	38.65	$ 576
2022	0.62	1.24	2.28	(9.81)	28.92	$ 230
2021 (e)	0.28	1.24	3.37	(1.58)	9.50	$ 680
CLASS I SHARES
2024 (c)	2.71 (d)	0.65 (d)	0.65 (d)	4.28	22.66	$ 108,180
2023	2.18	0.65	0.65	0.96	38.65	$ 119,323
2022	1.31	0.62	0.62	(9.24)	28.92	$ 155,928
2021	0.85	0.61	0.61	(0.96)	9.50	$ 219,833
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
CLASS R3 SHARES
2024 (c)	2.35 (d)	0.99 (d)	1.97 (d)	4.10	22.66	$ 2,402
2023	1.86	0.99	1.75	0.70	38.65	$ 2,821
2022	0.89	0.99	1.52	(9.50)	28.92	$ 3,471
2021	0.46	0.99	1.31	(1.41)	9.50	$ 7,601
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
CLASS R4 SHARES
2024 (c)	2.37 (d)	0.99 (d)	2.61 (d)	4.10	22.66	$ 1,033
2023	1.85	0.99	2.91	0.61	38.65	$ 931
2022	0.92	0.99	2.30	(9.51)	28.92	$ 1,146
2021	0.47	0.99	1.63	(1.34)	9.50	$ 2,011
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
CLASS R5 SHARES
2024 (c)	2.69 (d)	0.67 (d)	2.05 (d)	4.27	22.66	$ 1,185
2023	2.16	0.67	2.01	0.94	38.65	$ 1,461
2022	1.30	0.67	1.64	(9.27)	28.92	$ 1,995
2021	0.80	0.67	1.56	(1.02)	9.50	$ 2,198
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  107

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 12.39	0.22	0.42	0.64	(0.22)	—	—	(0.22)	$ 12.81
2023	$ 12.38	0.36	0.02	0.38	(0.37)	—	—	(0.37)	$ 12.39
2022	$ 13.83	0.21	(1.43)	(1.22)	(0.23)	—	—	(0.23)	$ 12.38
2021	$ 14.14	0.16	(0.11)	0.05	(0.19)	(0.17)	—	(0.36)	$ 13.83
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$ 14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$ 13.61
CLASS C SHARES
2024 (c)	$ 12.37	0.20	0.42	0.62	(0.20)	—	—	(0.20)	$ 12.79
2023	$ 12.36	0.33	0.02	0.35	(0.34)	—	—	(0.34)	$ 12.37
2022	$ 13.81	0.18	(1.43)	(1.25)	(0.20)	—	—	(0.20)	$ 12.36
2021	$ 14.12	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.81
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.59
CLASS C2 SHARES
2024 (c)	$ 12.37	0.19	0.42	0.61	(0.19)	—	—	(0.19)	$ 12.79
2023	$ 12.36	0.30	0.02	0.32	(0.31)	—	—	(0.31)	$ 12.37
2022	$ 13.81	0.15	(1.43)	(1.28)	(0.17)	—	—	(0.17)	$ 12.36
2021 (e)	$ 14.12	0.09	(0.11)	(0.02)	(0.12)	(0.17)	—	(0.29)	$ 13.81
CLASS I SHARES
2024 (c)	$ 12.39	0.23	0.43	0.66	(0.23)	—	—	(0.23)	$ 12.82
2023	$ 12.38	0.40	0.02	0.42	(0.41)	—	—	(0.41)	$ 12.39
2022	$ 13.84	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.38
2021	$ 14.15	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.84
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$ 13.62
CLASS R3 SHARES
2024 (c)	$ 12.40	0.20	0.42	0.62	(0.20)	—	—	(0.20)	$ 12.82
2023	$ 12.38	0.33	0.03	0.36	(0.34)	—	—	(0.34)	$ 12.40
2022	$ 13.84	0.18	(1.44)	(1.26)	(0.20)	—	—	(0.20)	$ 12.38
2021	$ 14.15	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.84
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$ 14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$ 13.63
CLASS R4 SHARES
2024 (c)	$ 12.38	0.20	0.43	0.63	(0.20)	—	—	(0.20)	$ 12.81
2023	$ 12.37	0.34	0.01	0.35	(0.34)	—	—	(0.34)	$ 12.38
2022	$ 13.83	0.20	(1.46)	(1.26)	(0.20)	—	—	(0.20)	$ 12.37
2021	$ 14.14	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.83
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.61
CLASS R5 SHARES
2024 (c)	$ 12.39	0.23	0.42	0.65	(0.23)	—	—	(0.23)	$ 12.81
2023	$ 12.37	0.40	0.02	0.42	(0.40)	—	—	(0.40)	$ 12.39
2022	$ 13.83	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.37
2021	$ 14.14	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.83
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$ 13.61
CLASS R6 SHARES
2024 (c)	$ 12.41	0.24	0.43	0.67	(0.24)	—	—	(0.24)	$ 12.84
2023	$ 12.40	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 12.41
2022	$ 13.86	0.26	(1.44)	(1.18)	(0.28)	—	—	(0.28)	$ 12.40
2021	$ 14.17	0.21	(0.11)	0.10	(0.24)	(0.17)	—	(0.41)	$ 13.86
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$ 14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$ 13.64

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (8.70)%.
(g)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 0.61%.
(h)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
108  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	3.41 (d)	0.77 (d)	0.77 (d)	5.17	32.51	$ 497,854
2023	2.90	0.78	0.78	3.06	37.65	$ 533,551
2022	1.58	0.77	0.77	(8.89)	46.77	$ 598,675
2021	1.17	0.77	0.77	0.33	33.37	$ 818,846
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
CLASS C SHARES
2024 (c)	3.15 (d)	1.02 (d)	1.02 (d)	5.04	32.51	$ 119,852
2023	2.64	1.01	1.01	2.83	37.65	$ 140,716
2022	1.33	0.99	0.99	(9.11)	46.77	$ 221,057
2021	0.94	0.99	0.99	0.11	33.37	$ 360,840
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
CLASS C2 SHARES
2024 (c)	2.93 (d)	1.24 (d)	1.40 (d)	4.92	32.51	$ 5,597
2023	2.43	1.24	1.44	2.59	37.65	$ 6,733
2022	1.10	1.24	1.30	(9.33)	46.77	$ 9,615
2021 (e)	0.65	1.24	1.32	(0.17)	33.37	$ 12,902
CLASS I SHARES
2024 (c)	3.68 (d)	0.49 (d)	0.52 (d)	5.39	32.51	$ 5,587,407
2023	3.18	0.49	0.54	3.36	37.65	$ 5,769,043
2022	1.86	0.49	0.51	(8.63) (f)	46.77	$ 6,890,513
2021	1.44	0.49	0.50	0.53 (g)	33.37	$ 8,840,331
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
CLASS R3 SHARES
2024 (c)	3.18 (d)	0.99 (d)	1.09 (d)	5.05	32.51	$ 38,701
2023	2.66	0.99	1.06	2.93	37.65	$ 37,395
2022	1.39	0.99	1.04	(9.16)	46.77	$ 49,513
2021	0.94	0.99	1.02	0.11	33.37	$ 51,825
2020	1.75	0.99	1.02	6.54 (h)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
CLASS R4 SHARES
2024 (c)	3.17 (d)	0.99 (d)	1.16 (d)	5.13	32.51	$ 15,933
2023	2.71	0.99	1.15	2.84	37.65	$ 18,774
2022	1.51	0.99	1.24	(9.16)	46.77	$ 17,988
2021	0.94	0.99	1.19	0.11	33.37	$ 10,777
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
CLASS R5 SHARES
2024 (c)	3.68 (d)	0.49 (d)	0.68 (d)	5.31	32.51	$ 69,938
2023	3.15	0.49	0.74	3.44	37.65	$ 70,594
2022	1.88	0.49	0.71	(8.71)	46.77	$ 111,149
2021	1.44	0.49	0.69	0.61	33.37	$ 134,974
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
CLASS R6 SHARES
2024 (c)	3.76 (d)	0.42 (d)	0.47 (d)	5.42	32.51	$ 170,028
2023	3.25	0.42	0.46	3.43	37.65	$ 157,354
2022	2.00	0.42	0.45	(8.62)	46.77	$ 180,359
2021	1.51	0.42	0.43	0.68	33.37	$ 127,763
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  109

Financial Highlights
Core Plus Bond Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)(c)
2024 (d)	$ 10.00	0.23	0.46	0.69	(0.23)	—	—	(0.23)	$ 10.46
CLASS C SHARES(b)
2024 (d)	$ 10.00	0.19	0.47	0.66	(0.19)	—	—	(0.19)	$ 10.47
CLASS I SHARES(b)
2024 (d)	$ 10.00	0.23	0.47	0.70	(0.24)	—	—	(0.24)	$ 10.46
CLASS R3 SHARES(b)
2024 (d)	$ 10.00	0.21	0.46	0.67	(0.21)	—	—	(0.21)	$ 10.46
CLASS R4 SHARES(b)
2024 (d)	$ 10.00	0.23	0.46	0.69	(0.23)	—	—	(0.23)	$ 10.46
CLASS R5 SHARES(b)
2024 (d)	$ 10.00	0.24	0.46	0.70	(0.24)	—	—	(0.24)	$ 10.46
CLASS R6 SHARES(b)
2024 (d)	$ 10.00	0.24	0.46	0.70	(0.24)	—	—	(0.24)	$ 10.46

(a)	Not annualized for periods less than one year.
(b)	The Fund commenced operations on October 2, 2023.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
110  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Core Plus Bond Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)(c)
2024 (d)	4.43 (e)	0.75 (e)	4.14 (e)	6.91	50.55	$ 145
CLASS C SHARES(b)
2024 (d)	3.70 (e)	1.50 (e)	3.90 (e)	6.62	50.55	$ 288
CLASS I SHARES(b)
2024 (d)	4.58 (e)	0.50 (e)	1.62 (e)	7.05	50.55	$ 63,038
CLASS R3 SHARES(b)
2024 (d)	4.20 (e)	1.00 (e)	4.45 (e)	6.78	50.55	$ 107
CLASS R4 SHARES(b)
2024 (d)	4.45 (e)	0.75 (e)	3.28 (e)	6.91	50.55	$ 107
CLASS R5 SHARES(b)
2024 (d)	4.70 (e)	0.50 (e)	3.95 (e)	7.05	50.55	$ 107
CLASS R6 SHARES(b)
2024 (d)	4.86 (e)	0.49 (e)	2.53 (e)	7.05	50.55	$ 625
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  111

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2024 (d)	$ 11.02	0.23	0.37	0.60	(0.25)	—	—	(0.25)	$ 11.37
2023	$ 10.99	0.45	0.03	0.48	(0.45)	—	—	(0.45)	$ 11.02
2022	$ 12.41	0.36	(1.38)	(1.02)	(0.37)	(0.03)	—	(0.40)	$ 10.99
2021	$ 12.24	0.43	0.21	0.64	(0.47)	—	—	(0.47)	$ 12.41
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$ 12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$ 11.92
CLASS C SHARES
2024 (d)	$ 11.00	0.19	0.37	0.56	(0.21)	—	—	(0.21)	$ 11.35
2023	$ 10.97	0.37	0.03	0.40	(0.37)	—	—	(0.37)	$ 11.00
2022	$ 12.39	0.27	(1.38)	(1.11)	(0.28)	(0.03)	—	(0.31)	$ 10.97
2021	$ 12.22	0.33	0.21	0.54	(0.37)	—	—	(0.37)	$ 12.39
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$ 12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$ 11.90
CLASS I SHARES
2024 (d)	$ 11.00	0.25	0.37	0.62	(0.27)	—	—	(0.27)	$ 11.35
2023	$ 10.96	0.49	0.04	0.53	(0.49)	—	—	(0.49)	$ 11.00
2022	$ 12.38	0.40	(1.38)	(0.98)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.20	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.38
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$ 12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$ 11.89
CLASS R3 SHARES
2024 (d)	$ 11.01	0.22	0.36	0.58	(0.23)	—	—	(0.23)	$ 11.36
2023	$ 10.98	0.42	0.03	0.45	(0.42)	—	—	(0.42)	$ 11.01
2022	$ 12.40	0.33	(1.38)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.98
2021	$ 12.22	0.40	0.21	0.61	(0.43)	—	—	(0.43)	$ 12.40
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.91
CLASS R4 SHARES
2024 (d)	$ 11.01	0.22	0.36	0.58	(0.23)	—	—	(0.23)	$ 11.36
2023	$ 10.97	0.42	0.04	0.46	(0.42)	—	—	(0.42)	$ 11.01
2022	$ 12.39	0.32	(1.37)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.97
2021	$ 12.22	0.40	0.20	0.60	(0.43)	—	—	(0.43)	$ 12.39
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.90
CLASS R5 SHARES
2024 (d)	$ 11.00	0.25	0.37	0.62	(0.27)	—	—	(0.27)	$ 11.35
2023	$ 10.96	0.50	0.03	0.53	(0.49)	—	—	(0.49)	$ 11.00
2022	$ 12.39	0.40	(1.39)	(0.99)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.21	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.39
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$ 12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$ 11.89
CLASS R6 SHARES
2024 (d)	$ 11.03	0.26	0.36	0.62	(0.27)	—	—	(0.27)	$ 11.38
2023	$ 10.99	0.50	0.04	0.54	(0.50)	—	—	(0.50)	$ 11.03
2022	$ 12.42	0.41	(1.39)	(0.98)	(0.42)	(0.03)	—	(0.45)	$ 10.99
2021	$ 12.24	0.48	0.22	0.70	(0.52)	—	—	(0.52)	$ 12.42
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$ 12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$ 11.93

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
2024	4.12%	3.38%	4.48%	3.85%	3.84%	4.50%	4.57%
2021	3.48%	2.71%	3.81%	3.19%	3.21%	3.84%	3.89%

(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 6.49% for 2019 and 6.46% for 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
112  |  Thornburg Taxable Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2024 (d)	4.12 (e)	0.97 (e)	1.01 (e)	5.47	27.87	$ 299,297
2023	4.00	1.02	1.07	4.39	22.34	$ 271,826
2022	3.03	0.99	1.06	(8.37)	27.19	$ 321,614
2021	3.48	0.95	1.05	5.30	28.55	$ 376,252
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
CLASS C SHARES
2024 (d)	3.38 (e)	1.71 (e)	1.75 (e)	5.10	27.87	$ 101,349
2023	3.31	1.72	1.77	3.69	22.34	$ 93,062
2022	2.29	1.72	1.79	(9.08)	27.19	$ 80,326
2021	2.71	1.73	1.83	4.49	28.55	$ 100,385
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
CLASS I SHARES
2024 (d)	4.49 (e)	0.60 (e)	0.73 (e)	5.68	27.87	$ 7,712,479
2023	4.44	0.60	0.77	4.90	22.34	$ 6,427,625
2022	3.45	0.60	0.77	(8.07)	27.19	$ 4,180,742
2021	3.81	0.60	0.81	5.74	28.55	$ 3,255,002
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
CLASS R3 SHARES
2024 (d)	3.85 (e)	1.25 (e)	3.48 (e)	5.33	27.87	$ 905
2023	3.78	1.25	4.49	4.15	22.34	$ 670
2022	2.77	1.25	3.96	(8.64)	27.19	$ 641
2021	3.20	1.25	3.16	5.06	28.55	$ 837
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
CLASS R4 SHARES
2024 (d)	3.85 (e)	1.25 (e)	2.04 (e)	5.33	27.87	$ 2,985
2023	3.81	1.25	2.10	4.24	22.34	$ 2,806
2022	2.76	1.25	2.44	(8.65)	27.19	$ 2,044
2021	3.21	1.25	2.28	4.98	28.55	$ 2,139
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
CLASS R5 SHARES
2024 (d)	4.50 (e)	0.60 (e)	0.88 (e)	5.68	27.87	$ 65,827
2023	4.46	0.60	0.88	4.90	22.34	$ 62,908
2022	3.38	0.60	0.96	(8.14)	27.19	$ 40,507
2021	3.84	0.60	0.92	5.74	28.55	$ 64,449
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
CLASS R6 SHARES
2024 (d)	4.57 (e)	0.53 (e)	0.70 (e)	5.70	27.87	$ 171,616
2023	4.52	0.53	0.70	4.97	22.34	$ 138,108
2022	3.53	0.53	0.72	(8.05)	27.19	$ 109,349
2021	3.89	0.53	0.75	5.81	28.55	$ 77,415
2020	3.77	0.53	0.88	6.55 (f)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40 (f)	31.55	$ 21,630
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  113

Expense Example
March 31, 2024 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2023, and held until March 31, 2024.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2023 and held through March 31, 2024.
	Actual		Hypothetical *
	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Ending Account Value 3/31/24	Expenses Paid During Period† 10/1/23-3/31/24	Annualized Expense Ratio
ULTRA SHORT INCOME FUND
CLASS A SHARES	$1,029.88	$2.54	$1,022.50	$2.53	0.50%
CLASS I SHARES	$1,030.89	$1.52	$1,023.50	$1.52	0.30%
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$1,041.06	$5.00	$1,020.10	$4.95	0.98%
CLASS C SHARES	$1,039.56	$6.32	$1,018.80	$6.26	1.24%
CLASS C2 SHARES	$1,040.41	$6.33	$1,018.80	$6.26	1.24%
CLASS I SHARES	$1,042.79	$3.32	$1,021.75	$3.29	0.65%
CLASS R3 SHARES	$1,040.97	$5.05	$1,020.05	$5.00	0.99%
CLASS R4 SHARES	$1,041.04	$5.05	$1,020.05	$5.00	0.99%
CLASS R5 SHARES	$1,042.67	$3.42	$1,021.65	$3.39	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$1,051.66	$3.95	$1,021.15	$3.89	0.77%
CLASS C SHARES	$1,050.38	$5.23	$1,019.90	$5.15	1.02%
CLASS C2 SHARES	$1,049.23	$6.35	$1,018.80	$6.26	1.24%
CLASS I SHARES	$1,053.92	$2.52	$1,022.55	$2.48	0.49%
CLASS R3 SHARES	$1,050.46	$5.07	$1,020.05	$5.00	0.99%
CLASS R4 SHARES	$1,051.32	$5.08	$1,020.05	$5.00	0.99%
CLASS R5 SHARES	$1,053.11	$2.52	$1,022.55	$2.48	0.49%
CLASS R6 SHARES	$1,054.24	$2.16	$1,022.90	$2.12	0.42%
114  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Expense Example, Continued
March 31, 2024 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Ending Account Value 3/31/24	Expenses Paid During Period† 10/1/23-3/31/24	Annualized Expense Ratio
CORE PLUS BOND FUND
CLASS A SHARES	$1,069.09	$3.84	$1,021.02	$3.75 ‡	0.75%
CLASS C SHARES	$1,066.21	$7.66	$1,017.31	$7.48 ‡	1.50%
CLASS I SHARES	$1,070.53	$2.56	$1,022.25	$2.50 ‡	0.50%
CLASS R3 SHARES	$1,067.83	$5.11	$1,019.78	$4.99 ‡	1.00%
CLASS R4 SHARES	$1,069.14	$3.84	$1,021.02	$3.75 ‡	0.75%
CLASS R5 SHARES	$1,070.45	$2.56	$1,022.25	$2.50 ‡	0.50%
CLASS R6 SHARES	$1,070.54	$2.51	$1,022.30	$2.45 ‡	0.49%
STRATEGIC INCOME FUND
CLASS A SHARES	$1,054.68	$4.98	$1,020.15	$4.90	0.97%
CLASS C SHARES	$1,050.96	$8.77	$1,016.45	$8.62	1.71%
CLASS I SHARES	$1,056.76	$3.09	$1,022.00	$3.03	0.60%
CLASS R3 SHARES	$1,053.32	$6.42	$1,018.75	$6.31	1.25%
CLASS R4 SHARES	$1,053.32	$6.42	$1,018.75	$6.31	1.25%
CLASS R5 SHARES	$1,056.76	$3.09	$1,022.00	$3.03	0.60%
CLASS R6 SHARES	$1,057.04	$2.73	$1,022.35	$2.68	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
‡	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 181/366 to reflect the accrual period from 10/3/23 to 3/31/24.
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  115

Other Information
March 31, 2024 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the U.S. Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Plus Bond Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trustees considered the approval of the Advisory Agreement for the Fund at a meeting on May 17, 2023.
In anticipation of their recent consideration of the Advisory Agreement, the Trustees met on March 7, 2023 and conferred with representatives of the Advisor about the Fund, including a discussion of written materials relating to the Fund that had been provided to the Trustees by the Advisor in advance of the meeting. The Trustees met again on May 17, 2023 at a meeting called for the purpose of considering, among other topics, the approval of the Advisory Agreement in respect of the Fund. At their meeting on May 17, 2023, the Trustees reviewed additional materials relating to the Fund that had been provided by the Advisor, the Trust’s legal counsel, and an independent mutual fund analyst firm, the Trustees conferred further with representatives of the Advisor about the Fund, and the Trustees voted unanimously to approve the Advisory Agreement for the Fund.
The information below summarizes certain factors considered by the Trustees in connection with the determination to approve the Advisory Agreement for the Fund. In determining to approve the Advisory Agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. In connection with the approval of the Advisory Agreement, the Trustees considered materials furnished specifically in connection with the approval of the agreement as well as other relevant information furnished to the Trustees by the Advisor and by the Trust’s legal counsel. The Trustees considered the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the Fund and the other members of the Advisor’s investment team who would support those portfolio managers. The Trustees considered presentations and explanations made by the Advisor’s personnel about the investment objective, investment strategies, and investment limitations of the Fund, information about how the Fund would fit into the Trust’s lineup of investment products, market demand for the type of investment strategies to be pursued by the Fund, the resources that the Advisor would devote to the services it provides to the Fund, the overall reputation and capabilities of the Advisor, the Advisor’s success in managing other fixed income portfolios, and the Advisor’s responsiveness to the Trustees’ questions. Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.
Investment Performance. While the Fund did not have any investment performance at the time the Trustees approved the Advisory Agreement, the Trustees did consider the Advisor’s success in achieving positive investment performance in most periods for the Trust’s other fixed income series. The Trustees also considered the Fund’s investment strategies and processes and concluded that the prospects for the Fund’s competitive future performance were acceptable.
Comparisons of Fee and Expense Levels. The Trustees considered information comparing the Fund’s advisory fee rate at various levels of assets under management to the median and average advisory fees charged to a mutual fund category selected by an independent mutual fund analyst firm, and the Trustees considered information comparing the Fund’s contractual advisory fee rate to the advisory fee rates for a
116  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Other Information, Continued
March 31, 2024 (Unaudited)
fund peer group selected by that same independent firm. The Trustees also considered information from the Advisor comparing the advisory fee rates and total expense ratios for the Fund to the average advisory fee rate and average total expense ratio of a mutual fund category, and to the total expense ratios of certain selected peers within that category. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for a period of at least one year following the commencement of the Fund’s investment operations. The Trustees observed that the Fund’s advisory fees were in line with identified peer funds and with the applicable mutual fund category.
Costs and Profitability of Advisor. Information about the profitability of the Fund was not available when the Trustees considered the approval of the Advisory Agreement because the Fund was not yet operational. The Trustees did consider that the Advisor would incur costs in initiating and managing the Fund and that the Advisor had agreed to waive certain fees and reimburse certain expenses of the Fund for a period of at least one year following the commencement of the Fund’s investment operations.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted their evaluation of the breakpoint structure for advisory fees chargeable to the Fund, and comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm. The Trustees also considered the Advisor’s willingness in the past to expend from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in the peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the Advisory Agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted their previous discussions with the Advisor when considering the approval or renewal of the Advisory Agreement for other series of the Trust respecting the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Trust and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair potential benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. After considering the factors identified above, and in light of the other information received by the Trustees respecting the Fund, the Trustees determined to approve the Fund’s Advisory Agreement with the Advisor.
SHAREHOLDER MEETING INFORMATION
A special meeting (the “Meeting”) of shareholders of Thornburg Investment Trust (the “Trust”) was held on October 2, 2023 at the offices of Thornburg Investment Management, Inc., 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506. At the Meeting, the shareholders of the Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, and Strategic Income Fund considered the election of Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).
The Independent Trustees elected at the Meeting were Elizabeth D. Black, Sally Corning, David L. Gardner and Patrick J. Talamantes (the “Nominees”). Each Nominee was elected by a plurality of the shares of Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, and Strategic Income Fund voted in person or by proxy. Abstentions and broker non-votes were treated as present for purposes of determining a quorum at the Meeting. Garrett Thornburg, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch did not stand for election as they are all Trustees previously elected by shareholders of the Trust and continue to serve as Trustees of the Trust.
The voting results for the Funds are set out as follows:
Elizabeth (Lisa) D. Black
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Ultra Short Income Fund	21,130,449.28	16,022,617.81	99.41%	75.83%	94,509.26	0.59%	0.45%
Limited Term U.S. Government Fund	15,349,731.18	12,566,148.96	99.30%	81.87%	88,620.49	0.70%	0.58%
Limited Term Income Fund	554,954,364.23	447,221,385.22	99.25%	80.59%	3,361,394.32	0.75%	0.61%
Strategic Income Fund	613,022,341.85	477,365,145.51	99.18%	77.87%	3,924,064.17	0.82%	0.64%
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  117

Other Information, Continued
March 31, 2024 (Unaudited)
Sally Corning
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Ultra Short Income Fund	21,130,449.28	16,022,617.81	99.41%	75.83%	94,509.26	0.59%	0.45%
Limited Term U.S. Government Fund	15,349,731.18	12,555,955.96	99.22%	81.80%	98,813.49	0.78%	0.64%
Limited Term Income Fund	554,954,364.23	447,226,362.75	99.26%	80.59%	3,356,416.78	0.74%	0.60%
Strategic Income Fund	613,022,341.85	477,279,402.51	99.17%	77.86%	4,009,807.17	0.83%	0.65%
David L. Gardner
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Ultra Short Income Fund	21,130,449.28	16,044,468.81	99.55%	75.93%	72,658.26	0.45%	0.34%
Limited Term U.S. Government Fund	15,349,731.18	12,559,988.96	99.25%	81.83%	94,780.49	0.75%	0.62%
Limited Term Income Fund	554,954,364.23	446,827,413.61	99.17%	80.52%	3,755,365.92	0.83%	0.68%
Strategic Income Fund	613,022,341.85	476,864,940.17	99.08%	77.79%	4,424,269.51	0.92%	0.72%
Patrick J. Talamantes
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Ultra Short Income Fund	21,130,449.28	15,924,617.81	98.81%	75.36%	192,509.26	1.19%	0.91%
Limited Term U.S. Government Fund	15,349,731.18	12,530,603.96	99.02%	81.63%	124,165.49	0.98%	0.81%
Limited Term Income Fund	554,954,364.23	440,676,242.86	97.80%	79.41%	9,906,536.68	2.20%	1.79%
Strategic Income Fund	613,022,341.85	462,999,614.54	96.20%	75.53%	18,289,595.14	3.80%	2.98%
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 13, 2023, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2022 through November 20, 2023 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial  ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
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Trustees and Officers
March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 78 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Lisa Black, 64 Trustee since 2023(6), Member of Audit Committee and Operations Risk Oversight Committee	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
Sally Corning, 63 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 75 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 61 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Governance & Nominating Committee and Operations Risk Oversight Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 65 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  119

Trustees and Officers, Continued
March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Geoffrey Black, 62 Secretary since 2024(6)(7)	Director of Fund Operations of Thornburg Investment Management, Inc. since 2024; Director, Transfer Agent Services at Russell Investments (2010-2024).	Not applicable
Randy Dry, 49 Vice President 2014-2024(6)	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023, Secretary 2024(6), Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 43 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary 2021-2024(6)(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 24 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 24 Funds of the Trust. Each Trustee oversees the 24 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise, each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 24 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	Ms. Black served as an Advisory Trustee from April 1, 2023 through October 1, 2023 and was elected as an independent Trustee effective October 2, 2023. Mr. Dry concluded his service as a Vice President of the Trust effective April 15, 2024. Ms. Rippel concluded her service as Secretary of the Trust effective April 19, 2024.Mr. Holloway served as Secretary of the Trust from April 22, 2024 through May 15, 2024, when he was succeeded by Mr. Black, who was appointed as Secretary of the Trust effective May 15, 2024.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
120  |   Thornburg Taxable Fixed Income Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  121

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2024) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Ultra Short Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Core Plus Bond Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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Thornburg Taxable Fixed Income Funds Semi-Annual Report  |  123

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities LLC
800.847.0200	TH4625

Thornburg

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Semi-Annual Report | March 31, 2024

Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund

Thornburg Municipal Funds
Semi-Annual Report  |  March 31, 2024
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Semi-Annual Report  |  3

Thornburg Short Duration Municipal Fund

Investment Goal and
Fund Overview
The primary goal of Short Duration Municipal Fund is to seek provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 2.83% versus the ICE BofA 1-3 Year U.S. Municipal Securities Index’s (the “Index”) return of 2.79% during the 6-month period ended March 31, 2024. The Fund’s slight outperformance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» The Fund’s absolute performance during the period was driven by two key factors. First, higher coupon returns, which have increased the Fund’s interest income, accounted for nearly half of the Fund’s total return. Second, municipal bond yields finished the period lower which led to rising municipal bond prices, causing duration gains in the Fund’s holdings to comprise over half of the Fund’s return.
» The Fund’s slight outperformance relative to the Index was attributable to its yield curve positioning, with the Fund’s portfolio having bonds maturing in the 4- and 5-year range during the period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	2.46%	0.26%	0.56%	0.57%	0.56%
With sales charge	0.19%	-0.49%	0.25%	0.42%	0.41%
Class I Shares (Incep: 12/30/13)	2.75%	0.49%	0.78%	0.77%	0.76%
ICE BofA 1-3 Year U.S. Municipal Securities Index (Since 12/30/13)	2.27%	0.48%	1.12%	1.09%	1.09%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares.  As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.06%; I shares, 0.60%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
4  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term Municipal Fund is to seek as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 4.67% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the “Index”) return of 4.72% over the 6-month period ended March 31, 2024. The Fund’s slight underperformance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» The Fund’s strong absolute performance during the period was driven by two key factors. First, coupon returns or interest payments on municipal bonds, which have increased substantially over the past 24 months, accounted for nearly half of the Fund’s total return during the period. Second, declining municipal bond yields during the period led to rising municipal bond prices, causing duration gains to comprise over half of the Fund’s return.
» The Fund’s slight underperformance relative to the Index was attributable to its shorter duration position compared to the Index in a declining interest rate environment.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	2.55%	-0.36%	0.76%	1.12%	4.18%
With sales charge	0.26%	-1.13%	0.45%	0.97%	4.14%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.36%	-0.59%	0.50%	0.88%	2.70%
With sales charge	1.86%	-0.59%	0.50%	0.88%	2.70%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	2.04%	-0.87%	-	-	-0.74%
With sales charge	1.39%	-0.87%	-	-	-0.74%
Class I Shares (Incep: 7/5/96)	2.87%	-0.11%	1.01%	1.40%	3.23%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 9/28/84)	2.23%	-	1.32%	1.76%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains.  Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.74%; C shares, 0.98%; C2 Shares, 1.67%; I shares, 0.51%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following: C2 Shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  5

Thornburg Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years.  Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 6.23% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the “Index”) return of 6.22% during the 6-month period ended March 31, 2024. The Fund’s in-line performance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» The Fund’s strong absolute performance during the period was driven by two key factors. Coupon returns or municipal bond interest payments, which have greatly improved over the last 24 months, accounted for nearly half of the Fund’s returns during the period. Second, with municipal bond yields finishing lower during the period, the subsequent rise in those bonds’ prices led duration to account for more than half of the Fund’s return during the period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	3.87%	0.05%	1.44%	1.92%	4.10%
With sales charge	1.79%	-0.61%	1.03%	1.72%	4.03%
Class C Shares (Incep: 9/1/94)
Without sales charge	3.41%	-0.34%	1.06%	1.56%	3.31%
With sales charge	2.81%	-0.34%	1.06%	1.56%	3.31%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	3.49%	-0.31%	-	-	0.04%
With sales charge	2.84%	-0.31%	-	-	0.04%
Class I Shares (Incep: 7/5/96)	4.12%	0.29%	1.67%	2.19%	3.83%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 7/22/91)	2.59%	-0.16%	1.59%	2.39%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C and Class C2 shares include a 0.60% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.36%; C2 shares, 2.48%; I shares, 0.67%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  A shares, 0.72%; C shares, 1.09%; C2 shares, 1.09%; I shares, 0.48%.  For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg Strategic Municipal Income Fund

Investment Goal and
Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The Fund will not invest more than 50% of its portfolio in bonds rated below investment grade and/or unrated bonds at the time of purchase. Also, the portfolio will generally be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 7.28% versus the ICE BofA U.S. Municipal Master Index’s (the “Index”) return of 7.29% during the 6-month period ended March 31, 2024. The Fund’s in-line performance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» The Fund’s strong absolute performance during the period was driven by two key factors. First, higher coupon returns, which have increased substantially over the past 24 months, accounted for nearly half of the Fund’s total return with increased interest income. Second, declining municipal bond yields during the period led to rising municipal bond prices, causing duration gains to comprise over half of the Fund’s total return.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	4.35%	-0.32%	1.23%	2.06%	4.20%
With sales charge	2.23%	-0.98%	0.82%	1.86%	4.06%
Class C Shares (Incep: 4/1/09)
Without sales charge	3.86%	-0.81%	0.76%	1.62%	3.81%
With sales charge	3.26%	-0.81%	0.76%	1.62%	3.81%
Class I Shares (Incep: 4/1/09)	4.58%	-0.12%	1.45%	2.31%	4.47%
ICE BofA U.S. Municipal Master Index (Since 4/1/09)	3.27%	-0.43%	1.62%	2.71%	3.83%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.27%; C shares, 1.92%; I shares, 1.01%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  7

Thornburg California Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term California Fund is to seek as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 4.43% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the “Index”) return of 4.72% during the 6-month period ended March 31, 2024. The Fund’s underperformance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» On an absolute return basis, the Fund produced strong performance during the period, driven by two primary factors. First, municipal bond coupon returns, or interest payments, have increased substantially over the past 24 months, accounted for nearly half of the Fund’s returns. Second, falling municipal bond yields during the period led to rising municipal bond prices, causing duration gains to comprise over half of the Fund’s total return.
» The Fund’s underperformance relative to the Index was driven by the Fund’s shorter duration position compared to the Index in a declining interest rate environment.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	2.72%	-0.17%	0.57%	0.99%	3.60%
With sales charge	0.38%	-0.93%	0.27%	0.83%	3.56%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.51%	-0.42%	0.31%	0.73%	2.58%
With sales charge	2.01%	-0.42%	0.31%	0.73%	2.58%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	2.43%	-0.46%	-	-	-0.42%
With sales charge	1.78%	-0.46%	-	-	-0.42%
Class I Shares (Incep: 4/1/97)	3.05%	0.08%	0.84%	1.27%	3.02%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 2/19/87)	2.23%	-	1.32%	1.76%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.96%; C shares, 1.42%; C2 shares,  8.02%; I shares, 0.71%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  A shares, 0.74%; C shares, 1.02%; C2 shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to seek as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 5.31% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the “Index”) return of 6.22% during the 6-month period ended March 31, 2024. The Fund’s underperformance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» The Fund’s strong absolute performance during the period was driven by two key factors. First, municipal bond interest payments or coupon returns, which have increased substantially over the past 24 months, accounted for nearly half of the Fund’s total return during the period. Second, declining municipal bond yields during the period led to rising municipal bond prices, causing duration gains to comprise over half of the Fund’s return.
» The Fund’s focus on New Mexico municipal bonds detracted from its performance relative to the Index. The impact of the single state concentration was evident in the returns from individual New Mexican bond selection. Additionally, the Fund’s shorter duration position compared to the Index hampered its relative results during the declining interest rate environment.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	2.21%	-0.64%	0.70%	1.40%	3.63%
With sales charge	0.21%	-1.30%	0.30%	1.20%	3.57%
Class D Shares (Incep: 6/1/99)	2.04%	-0.87%	0.46%	1.15%	2.54%
Class I Shares (Incep: 2/1/07)	2.62%	-0.30%	1.04%	1.73%	2.67%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 6/18/91)	2.59%	-0.16%	1.59%	2.39%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains.  Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.02%; D shares, 1.34%; I shares, 0.74%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; D shares, 1.24%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  9

Thornburg New York Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New York Fund is to seek as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 5.30% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the “Index”) return of 6.22% during the 6-month period ended March 31, 2024. The Fund’s underperformance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» The Fund’s strong absolute performance during the period was driven by two key factors. First, interest income in the form of municipal bond coupon returns were higher versus previous periods,  have continually increased substantially over the past 24 months and accounted for nearly half of the Fund’s total return. Second, declining municipal bond yields during the period led to rising municipal bond prices, causing duration gains to comprise over half of the Fund’s return.
» The Fund’s focus on New York municipal bonds detracted from performance relative to the Index. The impact of the single state concentration was evident in two components of returns: sector and credit quality results for New York municipal bonds as well as individual bond selection. Additionally, the Fund’s New York municipal bonds holdings resulted in an overall shorter duration position compared to the Index and hampered its relative results during the declining rate environment.

Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	2.96%	-0.16%	0.91%	1.48%	3.13%
With sales charge	0.94%	-0.82%	0.50%	1.28%	3.05%
Class I Shares (Incep: 2/1/10)	3.29%	0.16%	1.23%	1.80%	2.51%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 9/5/97)	2.59%	-0.16%	1.59%	2.39%	4.21%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.33%; I shares, 1.11%;  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2025, for some of the share classes, resulting in net expense ratios of the following:  A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Semi-Annual Report

Glossary
March 31, 2024 (Unaudited)
The ICE BofA 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofA 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofA 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofA U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thornburg Municipal Funds Semi-Annual Report  |  11

Fund Summary
Thornburg Short Duration Municipal Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	135
Effective Duration	1.4 Yrs
Average Maturity	1.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.87%
SEC Yield	2.82%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.28% and 2.22%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	30%	20%	27%	15%	5%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

12  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	834
Effective Duration	3.3 Yrs
Average Maturity	4.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.78%
SEC Yield	2.52%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	12%	9%	11%	9%	9%	9%	10%	15%	9%	5%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class C2	LTMQX	885-216-556
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  13

Fund Summary
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	482
Effective Duration	5.1 Yrs
Average Maturity	9.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.18%
SEC Yield	2.89%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.99% and 2.70%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
7%	9%	6%	8%	16%	8%	7%	9%	6%	25%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class C2	THMQX	885-216-374
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  March 31, 2024 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	260
Effective Duration	5.7 Yrs
Average Maturity	11.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.33%
SEC Yield	3.06%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 3.07% and 2.76%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Thornburg Municipal Funds Semi-Annual Report  |  15

Fund Summary
Thornburg California Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	178
Effective Duration	3.3 Yrs
Average Maturity	4.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.64%
SEC Yield	2.54%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.46% and 2.32%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
2%	18%	14%	11%	6%	4%	5%	8%	7%	7%	17%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class C2	LTCQX	885-216-515
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	91
Effective Duration	3.9 Yrs
Average Maturity	8.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.37%
SEC Yield	2.25%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.31% and 2.19%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	14%	12%	13%	6%	11%	14%	10%	4%	12%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  17

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	50
Effective Duration	4.2 Yrs
Average Maturity	9.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.54%
SEC Yield	2.49%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.24% and 2.09%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
5%	17%	5%	11%	13%	6%	9%	7%	8%	21%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

18  |  Thornburg Municipal Funds Semi-Annual Report

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.4%
	Alabama — 2.4%
	Chatom (Powersouth Energy Cooperative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025	$ 425,000	$ 433,479
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 3.875% due 8/1/2037 (put 8/1/2024)	1,500,000	1,567,691
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, Series C, 3.78% due 6/1/2034 (put 6/16/2026)	1,000,000	1,000,467
	Arizona — 0.8%
	Arizona (Banner Health Obligated Group) HFA,
	Series B,
[a]	3.89% (MUNIPSA + 0.25%) due 1/1/2046 (pre-refunded 11/4/2025)	155,000	154,565
[a]	3.89% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	845,000	837,853
	California — 0.3%
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027	365,000	380,096
	Colorado — 2.4%
[a]	Adams County Housing Authority (647 Oat LLLP), 4.50% due 5/1/2042 (put 5/1/2026)	1,000,000	1,006,840
[a]	E-470 Public Highway Authority, Series B, 3.914% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,992,866
	Florida — 6.4%
[a]	Broward County Housing Finance Authority (Pinnacle 441 Phase 2 LLC), 4.05% due 9/1/2056 (put 3/1/2026)	500,000	501,925
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2025	1,000,000	1,025,403
	County of Manatee (Public Utilities System Improvements), 5.00% due 10/1/2026	370,000	376,028
[a]	Florida Housing Finance Corp. (Collateralized: GNMA), Series B, 3.35% due 10/1/2027 (put 10/1/2026)	1,000,000	994,695
[a]	Florida Housing Finance Corp. (Hampton Point Preservation Ltd.), Series E, 5.00% due 5/1/2026 (put 5/1/2025)	1,000,000	1,012,110
[a]	Miami-Dade County Housing Finance Authority (Fairfield Miami Gardens LP), Series B, 4.05% due 9/1/2026 (put 9/1/2025)	1,000,000	1,001,672
[a]	Miami-Dade County Housing Finance Authority (Quail Roost Transit Village I Ltd.), 5.00% due 9/1/2026 (put 9/1/2025)	1,000,000	1,019,555
[a]	Miami-Dade County Housing Finance Authority (St. Mary Towers Apartments LLLP), 3.40% due 4/1/2041 (put 10/1/2026)	1,000,000	992,985
	Orange County (AdventHealth Obligated Group) HFA,
	Series C,
[a]	5.00% due 11/15/2052 (pre-refunded 11/15/2026)	55,000	57,754
[a]	5.00% due 11/15/2052 (put 11/15/2026)	820,000	852,761
	Georgia — 5.9%
[a]	Bartow County Development Authority (Georgia Power Co.), 3.95% due 12/1/2032 (put 3/8/2028)	1,300,000	1,328,921
[a]	Development Authority of Burke County (Georgia Power Co.), Series REMK, 3.80% due 10/1/2032 (put 5/21/2026)	1,000,000	1,005,565
	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.), Series A, 5.00% due 6/1/2024	550,000	550,449
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2024	1,500,000	1,500,609
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2024 - 10/1/2026	870,000	895,342
	Savannah (International Paper Co.) EDA, Series B, 1.90% due 8/1/2024	2,000,000	1,987,738
	Guam — 0.3%
	Guam Waterworks Authority (Water & Wastewater System), 5.00% due 7/1/2024	350,000	351,094
	Hawaii — 0.8%
[a]	City & County of Honolulu (Komohale Maunakea Venture LP), 5.00% due 6/1/2027 (put 6/1/2026)	1,000,000	1,023,680
	Illinois — 8.2%
	Chicago Park District GO, Series A, 5.00% due 1/1/2027	825,000	845,147
	City of Chicago (Water System), 5.00% due 11/1/2027	560,000	579,719
	Clinton Bond Fayette Etc Counties Community College District No. 501 Kaskaskia (Insured: AGM) GO, 5.00% due 12/1/2027	220,000	234,435
[a]	Illinois (Collateralized: GNMA, FNMA, FHLMC) HDA, Series G, 3.50% due 10/1/2054 (put 6/4/2024)	2,000,000	1,999,500
[a]	Illinois (Anchor Senior Living 2021 LP) HDA, Series A, 4.00% due 11/1/2042 (put 5/1/2025)	2,000,000	1,997,596
[a]	Illinois (South Shore IL Preservation LP) HDA, 4.00% due 6/1/2026 (put 6/1/2025)	550,000	549,408
	Metropolitan Pier & Exposition Authority, Series A, 5.00% due 12/15/2028	440,000	466,080
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2026	320,000	328,710
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	1,000,000	1,007,035
	State of Illinois GO, Series B, 5.00% due 3/1/2025 - 9/1/2027	1,995,000	2,075,203
	Indiana — 2.9%
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	1,000,000	989,798
	Warsaw Community Schools (Insured: State Intercept) GO, 5.00% due 7/15/2024 - 1/15/2025	1,510,000	1,519,232
	Westfield-Washington Schools (Insured: State Intercept) GO, Series C, 6.00% due 7/15/2025 - 1/15/2026	1,010,000	1,049,872
	Iowa — 2.5%
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	3,000,000	3,065,895
	Kansas — 1.1%
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	1,350,000	1,352,858
	Kentucky — 4.2%
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	1,000,000	991,758
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 19

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Kentucky (Republic Services, Inc.) EDFA, Series B, 3.80% due 4/1/2031 (put 6/3/2024)	$2,500,000	$ 2,500,000
[a]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	1,680,000	1,686,149
	Louisiana — 2.8%
[a]	Louisiana Offshore Terminal Authority (Loop LLC), Series A-R, 4.20% due 9/1/2033 (put 9/1/2028)	1,000,000	1,020,830
	Plaquemines Port Harbor & Terminal District (International Marine Terminals Partnership; LOC Wells Fargo Bank NA), Series A, 4.00% due 3/15/2025 (put 3/15/2024)	1,500,000	1,509,610
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 4.224% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	975,000	958,194
	Massachusetts — 2.0%
[a,b]	Massachusetts (Mass General Brigham, Inc.) DFA, Series T-1, 4.24% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	2,500,000	2,489,493
	Michigan — 1.5%
[a]	Michigan Finance Authority (Bronson Health Care Group Obligated Group), Series B, 5.00% due 11/15/2044 (put 11/16/2026)	1,730,000	1,778,310
	Minnesota — 0.8%
[a]	City of Mounds View Multifamily Housing Revenue (Sherman Forbes Project), Series A, 4.05% due 11/1/2026 (put 11/1/2024)	1,000,000	999,054
	Mississippi — 1.0%
[a]	County of Jackson (Chevron Corp.) GO, 3.55% due 11/1/2024 (put 8/1/2024)	1,240,000	1,240,128
	Montana — 0.8%
	City of Forsyth (NorthWestern Corp.), 3.875% due 7/1/2028	1,000,000	1,013,927
	Nebraska — 0.6%
	Central Plains Energy Project (Guaranty: Royal Bank of Canada), 4.00% due 8/1/2024	250,000	249,731
	Gretna Public Schools GO, Series B, 5.00% due 12/15/2027	500,000	514,006
	Nevada — 1.6%
[a]	County of Clark (Nevada Power Co.), 3.75% due 1/1/2036 (put 3/31/2026)	1,000,000	993,167
[a]	Nevada Housing Division (Fairfield Woodcreek LLC), 5.00% due 12/1/2025 (put 12/1/2024)	1,000,000	1,006,245
	New Jersey — 1.8%
	City of Jersey (Municipal Utilities Authority Water Fund), Series B, 4.00% due 5/3/2024	1,000,000	1,000,430
	Essex County Improvement Authority, 5.00% due 7/3/2024	500,000	501,840
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A, 5.00% due 6/15/2024	150,000	150,358
	Township of Springfield /Burlington County GO, 4.75% due 9/5/2024	600,000	603,362
	New Mexico — 1.7%
[a]	City of Farmington (Public Service Co. of New Mexico), Series E, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,492,624
	City of Santa Fe Gasoline Tax GRT, 5.00% due 6/1/2025	380,000	387,171
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada), Series A, 4.00% due 5/1/2024	250,000	249,923
	New York — 3.0%
[a]	Metropolitan Transportation Authority (Green Bond), Series A, 5.00% due 11/15/2048 (put 11/15/2024)	500,000	503,470
[a]	New York City Housing Development Corp., Series F-2A, 3.40% due 11/1/2062 (put 12/22/2026)	1,100,000	1,092,388
[a]	Rockland County (Rockland Gardens Housing Partners LP) IDA, 4.65% due 5/1/2027 (put 5/1/2025)	1,600,000	1,602,675
[a]	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue), Series B2, 5.00% due 5/15/2050 (put 5/15/2026)	500,000	515,484
	North Carolina — 0.5%
	North Carolina Medical Care Commission (United Methodist Retirement Homes Inc Obligated Group),
	Series 2024B-1, 4.25% due 10/1/2028	150,000	150,433
	Series 2024B-2, 3.75% due 10/1/2028	500,000	492,143
	Ohio — 2.3%
	Akron, Bath & Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027	735,000	760,704
[a]	County of Allen Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.), Series B-1, 5.00% due 10/1/2049 (put 8/3/2027)	2,000,000	2,087,990
	Oklahoma — 1.7%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, 5.00% due 9/1/2027	1,000,000	1,039,641
	Cushing Educational Facilities Authority (Payne County No. 67 Cushing) ISD, 5.00% due 9/1/2028	500,000	533,592
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2027	475,000	495,270
	Oregon — 0.8%
	State of Oregon Housing & Community Services Department (Susan Emmons LP), Series S-2, 4.35% due 6/1/2024	1,000,000	999,560
	Pennsylvania — 5.3%
	Allegheny County Hospital Development Authority (UPMC Obligated Group), Series A, 5.00% due 7/15/2025	1,500,000	1,528,420
[a]	Bethlehem Area School District Authority (State Aid Withholding), Series B, 3.914% (SOFR + 0.35%) due 7/1/2031 (put 11/1/2025)	1,850,000	1,812,687
[a]	Montgomery County (Constellation Energy Generation LLC) IDA, Series A, 4.10% due 4/1/2053 (put 4/3/2028)	1,095,000	1,112,508
	Northeastern Pennsylvania Hospital & Education Authority (King’s College), 5.00% due 5/1/2024 - 5/1/2026	1,260,000	1,263,311
	Pennsylvania (UPMC Obligated Group) EDFA, 5.00% due 3/15/2026	220,000	226,823
[a]	Pennsylvania Housing Finance Agency (Cambridge Community Partners LP), Series B, 5.00% due 11/1/2026 (put 11/1/2025)	500,000	509,464
	Tennessee — 2.9%
	Johnson City Health & Educational Facilities Board (Ballad Health Obligated Group), Series A, 5.00% due 7/1/2024	500,000	501,505
20 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Knox County Health Educational & Housing Facility Board (Gleason Partners LP), 3.95% due 12/1/2027 (put 12/1/2025)	$2,000,000	$ 2,007,762
[a]	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Northview Housing Development LP), Series B, 3.85% due 2/1/2045 (put 2/1/2025)	1,000,000	997,197
	Texas — 13.7%
[a]	Boerne School District (Insured: PSF-GTD) ISD GO, 3.125% due 2/1/2053 (put 2/1/2027)	995,000	997,379
[a]	Capital Area Housing Finance Corp. (LDG Redwood LP), 3.65% due 1/1/2041 (put 1/1/2026)	1,000,000	993,426
	City of Aubrey Jackson Ridge Public Improvement District (Insured: BAM)), 5.00% due 9/1/2024 - 9/1/2025	335,000	338,171
[a]	City of Dallas Housing Finance Corp. (Ash Creek Housing LLC), 5.00% due 7/1/2026 (put 12/1/2025)	500,000	508,374
	City of Georgetown Utility System Revenue (Insured: BAM), 5.00% due 8/15/2024 - 8/15/2026	1,505,000	1,535,560
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	135,000	134,274
[a]	Dickinson (Insured: PSF-GTD) ISD GO, 3.50% due 8/1/2037 (put 8/1/2025)	1,000,000	1,002,753
[a]	Grand Parkway Transportation Corp., 5.00% due 10/1/2052 (put 4/1/2028)	1,000,000	1,079,140
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2027	2,000,000	2,105,374
	Lower Colorado River Authority (LCRA Transmission Services Corp.), Series A, 5.00% due 5/15/2024	750,000	751,315
[a]	North East (Insured: PSF-GTD) ISD GO, 3.60% due 8/1/2052 (put 8/1/2024)	1,000,000	999,538
[a]	Northside (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 8/1/2053 (put 8/1/2026)	1,000,000	994,490
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2025 - 12/15/2026	1,125,000	1,148,018
[a]	Texas State Affordable Housing Corp. (AHFC-FC Norman Housing LP), 3.625% due 1/1/2045 (put 1/1/2027)	1,000,000	992,297
[a]	Texas State Affordable Housing Corp. (Eden Court Senior Housing LP), 5.00% due 4/1/2043 (put 4/1/2026)	1,000,000	1,015,315
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2025	240,000	241,017
[a]	Travis County Housing Finance Corp. (Austin Gateway Apartments LP), 4.125% due 6/1/2045 (put 6/1/2027)	2,000,000	2,007,276
	Virginia — 1.9%
[a]	Halifax County IDA, Series A, 1.65% due 12/1/2041 (put 5/31/2024)	500,000	497,205
[a]	Harrisonburg Redevelopment & Housing Authority (John Early Seniors Housing LP), 4.00% due 12/1/2027 (put 12/1/2025)	910,000	908,268
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2025 - 1/1/2027	900,000	906,482
	Washington — 2.0%
[a]	Washington State Housing Finance Commission (Ardea Twg LLLP), 5.00% due 12/1/2043 (put 2/1/2027)	1,000,000	1,025,696
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group), Series B-2, 4.00% due 7/1/2026	1,450,000	1,420,884
	Wisconsin — 8.5%
[c]	City of Watertown, 4.00% due 10/1/2025	1,000,000	1,004,335
	County of Waushara GO, Series A, 4.50% due 6/1/2027	1,260,000	1,274,552
	Peshtigo School District, 4.75% due 3/1/2027	1,000,000	1,012,522
[a]	Public Finance Authority (Duke Energy Progress LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	2,000,000	1,989,786
	Public Finance Authority (National Senior Communities Obligated Group), 4.00% due 1/1/2025	605,000	600,016
	Public Finance Authority (Renown Regional Medical Center), Series A, 5.00% due 6/1/2027	350,000	362,069
	Public Finance Authority (United Methodist Retirement Homes, Inc. Obligated Group), Series A, 4.00% due 10/1/2025 - 10/1/2026	590,000	588,023
	Racine USD, Series B, 4.125% due 4/1/2025	1,500,000	1,500,066
	Village of Kimberly, 4.00% due 6/1/2024	1,115,000	1,115,153
[a]	Wisconsin Housing & EDA Housing Revenue, Series E, 3.875% due 11/1/2054 (put 5/1/2027)	1,000,000	999,620
	Total Long-Term Municipal Bonds — 95.4% (Cost $117,415,857)		117,530,362
	Short-Term Municipal Bonds — 3.7%
	California — 0.7%
[a]	California Public Finance Authority (Sharp Healthcare Obligated Group; LOC Barclays Bank plc), Series C, 4.35% due 8/1/2052 (put 4/1/2024)	860,000	860,000
	Florida — 0.9%
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series C-REMK, 4.50% due 10/1/2026 (put 4/1/2024)	1,090,000	1,090,000
	Mississippi — 1.4%
[a]	Mississippi Business Finance Corp., Series A, 4.62% due 12/1/2030 (put 4/1/2024)	800,000	800,000
[a]	Mississippi Business Finance Corp. (Chevron USA, Inc.; Guaranty: Chevron Corp.), Series G, 4.62% due 12/1/2030 (put 4/1/2024)	995,000	995,000
	New York — 0.7%
[a]	City of New York (SPA Barclays Bank plc) GO, Series B-5, 4.45% due 10/1/2046 (put 4/1/2024)	500,000	500,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank NA), Series E-4, 4.55% due 2/1/2045 (put 4/1/2024)	350,000	350,000
	Total Short-Term Municipal Bonds — 3.7% (Cost $4,595,000)		4,595,000
	Total Investments — 99.1% (Cost $122,010,857)		$122,125,362
	Other Assets Less Liabilities — 0.9%		1,128,265
	Net Assets — 100.0%		$123,253,627
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2024 (Unaudited)
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $2,489,493, representing 2.02% of the Fund’s net assets.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District
22 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 96.2%
	Alabama — 3.2%
	Alabama Special Care Facilities Financing Authority-Birmingham (Children’s Hospital of Alabama Obligated Group), 5.00% due 6/1/2033	$ 3,470,000	$ 3,539,799
[a]	Black Belt Energy Gas District (Guaranty: Canadian Imperial Bank), Series E, 5.00% due 5/1/2053 (put 6/1/2028)	1,750,000	1,820,679
[a]	Black Belt Energy Gas District (Guaranty: Goldman Sachs Group, Inc.), Series F, 5.50% due 11/1/2053 (put 12/1/2028)	4,825,000	5,112,565
[a]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series C-1, 5.25% due 2/1/2053 (put 6/1/2029)	13,240,000	13,999,195
	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada),
	Series B,
	5.00% due 12/1/2030	1,750,000	1,863,419
[a]	5.25% due 12/1/2053 (put 12/1/2030)	4,000,000	4,323,112
[a]	Series D1, 4.00% due 7/1/2052 (put 6/1/2027)	14,500,000	14,698,186
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 3.875% due 8/1/2037 (put 8/1/2024)	3,000,000	3,135,381
	City of Mobile Alabama (Alabama Power Co.) IDB,
[a]	Series A, 3.65% due 7/15/2034 (put 1/10/2025)	5,000,000	4,997,465
[a]	Series C, 3.78% due 6/1/2034 (put 6/16/2026)	2,000,000	2,000,934
[a]	Energy Southeast A Cooperative District (Guaranty: Morgan Stanley Group), Series B-1, 5.75% due 4/1/2054 (put 11/1/2031)	7,000,000	7,804,405
[b]	Marshall County Board of Education (Warrants; Insured: BAM), 5.00% due 3/1/2032 - 3/1/2033	815,000	930,314
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	6,025,000	5,973,637
[a]	Southeast Alabama Gas Supply District (Guaranty: Pacific Life Insurance Co.), Series A, 5.00% due 8/1/2054 (put 4/1/2032)	1,925,000	2,068,312
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Goldman Sachs Groups, Inc.), Series B-1, 5.00% due 5/1/2053 (put 8/1/2028)	5,000,000	5,184,640
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), Series A, 5.50% due 1/1/2053 (put 12/1/2029)	3,500,000	3,760,999
	Troy University (Insured: BAM), Series A, 5.00% due 11/1/2028	1,000,000	1,016,292
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,405,425
	Arizona — 1.6%
	Arizona (Banner Health Obligated Group) HFA,
	Series B,
[a]	3.89% (MUNIPSA + 0.25%) due 1/1/2046 (pre-refunded 11/4/2025)	630,000	628,233
[a]	3.89% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	3,370,000	3,341,497
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2024	260,000	261,921
[a]	Arizona (TWG Glendale LP) IDA, 5.00% due 3/1/2045 (put 9/1/2026)	1,100,000	1,129,890
[a]	Chandler (Intel Corp.) IDA, 3.80% due 12/1/2035 (put 6/15/2028)	7,500,000	7,509,930
	County of Pinal (Detention & Training Facilities), Series A, 5.00% due 8/1/2024	700,000	703,458
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series A-3, 5.00% due 1/1/2053 (put 11/1/2030)	18,960,000	20,924,104
[a]	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico), Series A, 3.00% due 1/1/2038 (put 6/1/2024)	1,555,000	1,550,716
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2030	525,000	586,257
	Salt River Project Agricultural Improvement & Power District (Salt River Electric System), Series A, 5.00% due 1/1/2029	1,405,000	1,514,527
	State of Arizona COP ETM, Series A, 5.00% due 10/1/2025	3,375,000	3,462,780
	California — 3.4%
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series E, 4.05% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	4,000,000	3,873,348
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2028 - 6/1/2030	2,950,000	3,200,126
[a]	California Community Choice Financing Authority (Guaranty: Deutsche Bank AG) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	16,955,000	17,908,617
[a]	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond), Series A, 4.00% due 10/1/2052 (put 12/1/2027)	1,000,000	1,003,199
	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond),
[a]	Series B-1, 4.00% due 2/1/2052 (put 8/1/2031)	13,175,000	13,225,579
[a]	Series E-1, 5.00% due 2/1/2054 (put 3/1/2031)	14,980,000	16,015,448
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2024 - 10/1/2025	1,040,000	1,042,959
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 4.00% due 5/15/2032	600,000	625,228
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM-TCRS), 5.00% due 5/15/2028	2,905,000	3,101,947
	California Municipal Finance Authority (Congregational Homes, Inc. Obligated Group), Series B, 2.125% due 11/15/2026	615,000	600,026
	California Statewide Communities Development Authority (CHF-Irvine LLC), Series A, 5.00% due 5/15/2027	500,000	521,791
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2030	2,000,000	2,206,428
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	5,250,000	5,849,272
	Lammersville Joint (Insured: BAM) USD, 5.00% due 9/1/2029 - 9/1/2030	2,215,000	2,499,091
	Long Beach Bond Finance Authority (Guaranty: Merrill Lynch & Co.), Series A, 5.00% due 11/15/2024	2,000,000	2,008,834
[a]	Los Angeles County Development Authority (2111 Firestone LP), Series E, 5.00% due 7/1/2043 (put 7/1/2026)	2,450,000	2,509,150
	Los Angeles Housing Authority (Collateralized: FNMA), Series A, 3.75% due 4/1/2034	2,000,000	1,998,468
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,506,655
	Peralta Community College District GO, Series A, 5.00% due 8/1/2025	585,000	598,973
	Santa Fe Springs CDC Successor Agency (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,901,496
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,248,820
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Colorado — 2.1%
[a]	Adams County Housing Authority (647 Oat LLLP), 4.50% due 5/1/2042 (put 5/1/2026)	$ 3,500,000	$ 3,523,940
[a]	Colorado (AdventHealth Obligated Group) HFA, Series B, 5.00% due 11/15/2049 (put 11/19/2026)	7,000,000	7,286,916
[a]	Colorado (Adventhealth Obligation Group) HFA, Series A-2, 5.00% due 11/15/2057 (put 11/15/2033)	13,190,000	15,062,136
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2026)	1,410,000	1,467,596
	Colorado (CommonSpirit Health Obligated Group) HFA,
	5.00% due 11/1/2029 - 11/1/2032	4,550,000	5,078,030
[a]	Series B-2, 5.00% due 8/1/2049 (put 8/1/2026)	5,475,000	5,639,896
[a]	Colorado (Intermountain Healthcare Obligated Group) HFA, Series B, 5.00% due 5/15/2062 (put 8/17/2026)	1,590,000	1,654,284
	County of El Paso (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2025 - 12/1/2028	1,800,000	1,917,287
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,024,365
[a]	E-470 Public Highway Authority, Series B, 3.914% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,992,866
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,421,031
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 1/15/2030 - 7/15/2032	3,430,000	3,762,150
	Sierra Ridge Metropolitan District No. 2 (Insured: AGM) GO, 4.00% due 12/1/2025	275,000	276,289
	State of Colorado COP, Series A, 5.00% due 9/1/2028	1,215,000	1,314,187
[a]	University of Colorado Hospital Authority (University of Colorado Health Obligated Group), Series C, 5.00% due 11/15/2047 (put 11/15/2024)	1,360,000	1,361,625
	Connecticut — 2.1%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	1,843,584
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2028 - 2/1/2030	1,470,000	1,589,802
	City of New Haven (Insured: BAM) GO, 5.00% due 8/1/2032 - 8/1/2033	1,100,000	1,261,144
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	16,615,000	17,257,087
	State of Connecticut GO,
	Series B, 4.00% due 6/15/2034	1,000,000	1,001,452
	Series C, 5.00% due 6/15/2026 - 6/15/2028	10,705,000	11,388,551
	Series E, 5.00% due 9/15/2028	2,560,000	2,800,627
	Series F, 5.00% due 11/15/2031	2,500,000	2,574,998
	State of Connecticut Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026 - 8/1/2033	2,200,000	2,248,895
	State of Connecticut Special Tax Revenue (Transportation Infrastructure Purposes; Insured: BAM-TCRS), Series A, 5.00% due 9/1/2031	11,600,000	12,125,909
	Delaware — 0.2%
	Delaware State (Beebe Medical Center, Inc.) HFA, 5.00% due 6/1/2031	1,200,000	1,266,959
	Delaware Transportation Authority, 5.00% due 9/1/2029	2,665,000	2,965,007
	District of Columbia — 0.2%
[a]	District of Columbia Housing Finance Agency (Benning Corridor Titleholder LLC), 4.00% due 9/1/2040 (put 9/1/2025)	3,000,000	2,997,537
[a]	District of Columbia Housing Finance Agency (ECD Edgewood Commons 5 LP), 5.00% due 6/1/2027 (put 6/1/2026)	2,000,000	2,036,520
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2028	1,000,000	1,063,402
	Florida — 4.7%
[a]	Broward County Housing Finance Authority (Pinnacle 441 Phase 2 LLC), 4.05% due 9/1/2056 (put 3/1/2026)	2,150,000	2,158,275
	Broward County School Board COP,
	Series A, 5.00% due 7/1/2029 - 7/1/2030	4,345,000	4,493,698
	Series B, 5.00% due 7/1/2029	1,005,000	1,026,132
	City of Jacksonville, Series B, 5.00% due 10/1/2029	1,350,000	1,415,455
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2025	1,675,000	1,717,550
	County of Lee Airport Revenue, 5.00% due 10/1/2033	3,305,000	3,403,112
	County of Miami-Dade (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,518,405
	County of Miami-Dade (Transit System), 5.00% due 7/1/2025	3,700,000	3,769,371
	County of Miami-Dade Aviation Revenue, Series A, 5.00% due 10/1/2032	500,000	560,707
	County of Miami-Dade Water & Sewer System Revenue, Series A, 5.00% due 10/1/2031	1,200,000	1,223,569
	Duval County Public Schools (Insured: AGM) COP, Series A, 5.00% due 7/1/2025 - 7/1/2033	11,390,000	12,220,346
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2025 - 6/15/2027	770,000	776,400
[a]	Florida Housing Finance Corp. (Collateralized: GNMA), Series B, 3.35% due 10/1/2027 (put 10/1/2026)	1,250,000	1,243,369
[a]	Florida Housing Finance Corp. (Hampton Point Preservation Ltd.), Series E, 5.00% due 5/1/2026 (put 5/1/2025)	1,625,000	1,644,679
	Florida Insurance Assistance Interlocal Agency, Inc., Series A-1, 5.00% due 9/1/2027 - 9/1/2028	11,000,000	11,527,538
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2027 - 7/1/2028	5,200,000	5,533,096
	JEA Electric System Revenue, Series III B, 5.00% due 10/1/2031	2,110,000	2,261,502
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2027	2,000,000	2,108,698
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	5,350,000	5,367,693
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
[a]	Series A, 5.00% due 5/1/2031 (pre-refunded 5/1/2024)	2,425,000	2,427,728
	Series C, 5.00% due 5/1/2025	15,000,000	15,262,470
	Orange County (AdventHealth Obligated Group) HFA,
24 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series C,
[a]	5.00% due 11/15/2052 (pre-refunded 11/15/2026)	$ 210,000	$ 220,515
[a]	5.00% due 11/15/2052 (put 11/15/2026)	3,575,000	3,717,832
	Orange County School Board COP, Series C, 5.00% due 8/1/2033	2,000,000	2,099,880
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2028 - 11/1/2031	675,000	710,495
	Palm Beach County School Board (Educational Facilities) COP, Series B, 5.00% due 8/1/2024	3,595,000	3,612,763
	Palm Beach County School District COP, Series D, 5.00% due 8/1/2027 - 8/1/2031	3,300,000	3,381,439
	Pasco County School Board COP, Series A, 5.00% due 8/1/2032	750,000	872,471
[a]	Polk County Housing Finance Authority (Episcopal Catholic Apartments Owner LLLP), 4.15% due 12/1/2040 (put 6/1/2026)	2,000,000	2,014,800
	School Board of Miami-Dade County COP,
	Series B, 5.00% due 8/1/2026	10,665,000	11,120,108
	Series C, 5.00% due 2/1/2033	5,220,000	5,395,188
	State of Florida GO,
	Series A, 4.00% due 7/1/2031	2,500,000	2,570,510
	Series C, 4.00% due 6/1/2031	1,540,000	1,582,570
	Town of Davie (Nova Southeastern University, Inc.), 5.00% due 4/1/2032	400,000	425,432
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2024 - 10/15/2025	1,050,000	1,061,168
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,004,941
	Georgia — 6.7%
[a]	Bartow County Development Authority (Georgia Power Co.), 3.95% due 12/1/2032 (put 3/8/2028)	3,000,000	3,066,741
	Development Authority of Burke County (Georgia Power Co.),
	Series 1995, 2.20% due 10/1/2032	1,225,000	1,046,291
[a]	Series 2013, 3.375% due 11/1/2053 (put 3/12/2027)	3,000,000	2,991,522
[a]	Series REMK, 3.80% due 10/1/2032 (put 5/21/2026)	2,100,000	2,111,687
[a]	Development Authority of Monroe County (Georgia Power Co.), Series 1, 3.875% due 6/1/2042 (put 3/6/2026)	2,000,000	2,011,836
	Gwinnett County School District GO, 4.00% due 2/1/2032	2,000,000	2,035,072
	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.),
[a]	Series A, 4.00% due 9/1/2052 (put 12/1/2029)	29,500,000	29,581,626
[a]	Series B, 5.00% due 12/1/2052 (put 6/1/2029)	755,000	793,412
[a]	Series C, 4.00% due 5/1/2052 (put 12/1/2028)	5,160,000	5,187,498
[a]	Series D, 5.00% due 5/1/2054 (put 12/1/2030)	47,520,000	50,319,878
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2028	2,350,000	2,419,482
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
	Series A,
[a]	4.00% due 7/1/2052 (put 9/1/2027)	12,645,000	12,741,570
[a]	5.00% due 5/1/2054 (put 9/1/2031)	3,500,000	3,747,345
[a]	Series B, 5.00% due 7/1/2053 (put 3/1/2030)	26,675,000	28,281,208
[a]	Series C, 5.00% due 9/1/2053 (put 9/1/2030)	1,500,000	1,595,438
[a]	Series E-1, 5.00% due 12/1/2053 (put 6/1/2031)	25,250,000	26,960,006
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2030 - 10/1/2032	350,000	396,639
	State of Georgia GO, Series A, 4.00% due 2/1/2033	500,000	503,256
	Guam — 0.2%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2024	4,500,000	4,530,037
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2026	1,230,000	1,262,755
	Idaho — 0.1%
	Idaho Housing & Finance Association (Collateralized: GNMA, FNMA, FHLMC), Series A, 3.75% due 1/1/2033	1,630,000	1,618,422
	Illinois — 9.9%
	Chicago Park District GO, Series A, 5.00% due 1/1/2032	1,550,000	1,589,189
	Chicago Waterworks Revenue, 5.00% due 11/1/2028	1,250,000	1,297,269
	City of Chicago (Chicago O’Hare International Airport Customer Facility Charge Revenue; Insured: BAM), 5.00% due 1/1/2031 - 1/1/2033	5,400,000	6,072,074
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	516,415
	City of Chicago (Water System),
	5.00% due 11/1/2024 - 11/1/2027	9,250,000	9,488,288
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,024,284
[a]	City of Chicago Heights (Olympic Village LLC), 2.875% due 8/1/2027 (put 8/1/2025)	11,299,000	11,097,437
	City of Chicago Wastewater Transmission Revenue,
	Series B, 5.00% due 1/1/2033	2,710,000	2,833,609
	Series C, 5.00% due 1/1/2025 - 1/1/2026	4,205,000	4,243,556
	City of Chicago Wastewater Transmission Revenue, ETM, Series C, 5.00% due 1/1/2025	795,000	803,174
	City of Joliet (Rock Run Crossing Project; Insured: BAM) GO, 5.00% due 12/15/2031 - 12/15/2032	2,030,000	2,307,958
	Cook County (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2024	2,500,000	2,520,367
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.00% due 12/1/2024	$ 1,000,000	$ 1,000,418
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,366,888
	Cook County Community High School District No. 233 Homewood-Flossmoor GO, 4.00% due 12/1/2025	1,000,000	1,008,420
	Cook County Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,406,382
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,201,637
	DuPage Cook & Will Counties Community College District No. 502 GO, 5.00% due 6/1/2024	5,000,000	5,011,675
	DuPage County Forest Preserve District GO, 5.00% due 11/1/2030	1,710,000	1,943,589
	Greene Jersey & Macoupin Counties Community Unit School District No. 9 Southwest (Insured: BAM) GO, 5.00% due 12/1/2029 - 12/1/2033	985,000	1,083,325
[a]	Illinois (Collateralized: GNMA, FNMA, FHLMC) HDA, Series G, 3.50% due 10/1/2054 (put 6/4/2024)	2,200,000	2,199,450
[a]	Illinois (Anchor Senior Living 2021 LP) HDA, Series A, 4.00% due 11/1/2042 (put 5/1/2025)	2,000,000	1,997,596
	Illinois (Collateralized: GNMA, FNMA, FHLMC) HDA,
	Series K,
	4.60% due 4/1/2031	1,700,000	1,815,207
	4.65% due 10/1/2031	1,700,000	1,823,408
	4.70% due 4/1/2032	1,980,000	2,132,803
	4.75% due 10/1/2032	1,650,000	1,787,296
	4.80% due 4/1/2033	1,000,000	1,085,531
[a]	Illinois (South Shore HHDC LIHTC LLC) HDA, 5.00% due 2/1/2027 (put 2/1/2026)	1,000,000	1,020,154
[a]	Illinois (South Shore IL Preservation LP) HDA, 4.00% due 6/1/2026 (put 6/1/2025)	1,750,000	1,748,117
[a]	Illinois Finance Authority, Series REMK, 3.875% due 5/1/2040 (put 9/1/2028)	2,500,000	2,508,665
	Illinois Finance Authority (Advocate Aurora Health Obligated Group), Series B, 4.00% due 5/1/2041	4,745,000	4,774,927
	Illinois Finance Authority (Ascension Health Credit Group), Series C, 5.00% due 2/15/2033	1,500,000	1,573,269
	Illinois Finance Authority (Carle Foundation Obligated Group),
	Series A, 5.00% due 2/15/2027	3,000,000	3,088,806
[a]	Series B, 5.00% due 8/15/2053 (put 8/15/2031)	10,330,000	11,415,528
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2027 - 8/15/2028	3,500,000	3,756,266
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series A, 5.00% due 7/15/2032	800,000	917,474
	Illinois Finance Authority (Rush Obligated Group),
	Series A, 5.00% due 11/15/2024 - 11/15/2034	4,945,000	5,014,598
	Series B, 5.00% due 11/15/2033	805,000	813,357
	Illinois Finance Authority (University of Chicago Medical Center Obligated Group),
[c]	Series A, 5.00% due 8/15/2029	2,500,000	2,548,447
[a]	Series B-1, 5.00% due 8/15/2052 (put 8/15/2025)	10,000,000	10,139,780
	Illinois State Toll Highway Authority,
	Series A, 5.00% due 12/1/2032	3,000,000	3,090,156
	Series C, 5.00% due 1/1/2025 - 1/1/2029	3,500,000	3,541,435
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030	1,875,000	1,990,667
	Metropolitan Pier & Exposition Authority, Series A, 5.00% due 12/15/2027 - 12/15/2028	6,000,000	6,345,738
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond) GO, Series E, 5.00% due 12/1/2025	1,000,000	1,027,325
	Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00% due 12/1/2030 - 12/1/2031	3,120,000	3,270,494
	Monroe & St. Clair Counties Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2026	600,000	618,925
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	2,000,000	2,083,214
	Rock Island Henry Mercer Etc Counties Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2024	3,415,000	3,443,809
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2028 - 1/1/2029	6,445,000	6,889,500
	Sangamon County School District No. 186 Springfield (Insured: AGM) GO, Series B, 5.00% due 2/1/2030	1,570,000	1,741,906
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2024 - 4/1/2032	4,910,000	5,299,892
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	3,650,000	3,675,678
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,500,000	2,601,246
	Series A, 5.00% due 10/1/2024 - 3/1/2032	9,525,000	10,532,934
	Series B,
	4.00% due 11/1/2033	1,000,000	1,023,781
	5.00% due 3/1/2029 - 12/1/2032	2,500,000	2,791,232
	Series D, 5.00% due 11/1/2027 - 11/1/2028	35,470,000	37,620,821
	State of Illinois Sales Tax Revenue,
	Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	21,256,035
	Series C, 5.00% due 6/15/2024 - 6/15/2028	1,500,000	1,541,926
	State of Illinois Sales Tax Revenue (Insured: BAM), Series A, 5.00% due 6/15/2031	200,000	216,780
	State of Illinois Sales Tax Revenue (Insured: BAM-TCRS National), 6.00% due 6/15/2026	235,000	248,395
	University of Illinois (University of Illinois Auxiliary Facilities System), Series A, 4.00% due 4/1/2032	11,465,000	11,572,725
	Village of Tinley Park GO, 5.00% due 12/1/2024	450,000	450,388
	Indiana — 1.8%
	Avon Community School Building Corp. (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2027	1,345,000	1,424,983
26 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Indianapolis Department of Public Utilities Gas Utility Revenue, Series A, 5.00% due 8/15/2027	$ 6,865,000	$ 7,324,523
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	3,000,000	2,969,394
	Clark-Pleasant Community School Building Corp. (Insured: State Intercept), 5.00% due 7/15/2033	955,000	1,102,032
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2024	500,000	503,713
	Indiana Finance Authority (Department of Transportation), Series C, 5.00% due 6/1/2029	8,040,000	8,894,129
[a]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series B-2, 5.00% due 10/1/2060 (put 7/1/2030)	12,800,000	14,155,341
[a]	Indiana Finance Authority (Republic Services, Inc.), Series B, 3.80% due 5/1/2028 (put 6/3/2024)	2,000,000	2,000,000
	Mount Vernon of Hancock County Multi-School Building Corp. (Insured: State Intercept), 5.00% due 1/15/2031	500,000	565,379
	Noblesville Redevelopment Authority, 5.00% due 1/15/2028	300,000	323,520
	Warsaw Community Schools (Insured: State Intercept) GO, 5.00% due 1/15/2025 - 1/15/2026	4,990,000	5,090,805
	Westfield-Washington Schools (Insured: State Intercept) GO, Series C, 6.00% due 7/15/2024 - 1/15/2025	2,550,000	2,585,686
	Iowa — 2.2%
	Clinton Community School District/IA Infrastructure Sales Services & Use Tax (Insured: AGM), 5.00% due 7/1/2032 - 7/1/2033	3,050,000	3,442,384
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	53,720,000	54,899,960
	Kansas — 0.9%
[a]	City of Burlington (Evergy Metro, Inc.), 4.30% due 3/1/2045 (put 6/1/2026)	7,200,000	7,309,382
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	5,220,000	5,874,729
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	794,923
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	3,000,000	3,006,351
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2024	600,000	603,785
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	5,857,343
	Kentucky — 2.8%
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	5,000,000	4,958,790
[a]	County of Owen (American Water/Kentucky-American Water Co. Obligated Group), 3.875% due 6/1/2040 (put 9/1/2028)	2,350,000	2,358,145
[a]	Kentucky (Republic Services, Inc.) EDFA, Series B, 3.80% due 4/1/2031 (put 6/3/2024)	3,000,000	3,000,000
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
	Series A-1,
[a]	4.00% due 8/1/2052 (put 8/1/2030)	18,690,000	18,669,759
[a]	5.25% due 4/1/2054 (put 2/1/2032)	13,000,000	14,096,173
[a]	Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	3,270,000	3,281,968
	Kentucky State Property & Building Commission, Series A, 5.00% due 6/1/2030 - 6/1/2032	3,000,000	3,398,644
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group),
	Series A, 5.00% due 10/1/2027 - 10/1/2033	7,575,000	7,825,550
[a]	Series C, 5.00% due 10/1/2047 (put 10/1/2026)	8,500,000	8,726,176
[a]	Series D, 5.00% due 10/1/2047 (put 10/1/2029)	6,575,000	7,016,373
	Louisiana — 1.1%
	City of Shreveport (Insured: AGM) GO, Series A, 5.00% due 3/1/2025 - 3/1/2032	5,300,000	5,748,277
	City of Shreveport (Water & Sewer System; Insured: BAM),
	Series A, 5.00% due 12/1/2024	4,490,000	4,528,533
	Series C, 5.00% due 12/1/2026	510,000	531,272
[a]	Louisiana Offshore Terminal Authority (Loop LLC), Series A-R, 4.20% due 9/1/2033 (put 9/1/2028)	2,000,000	2,041,660
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group),
	Series A, 5.00% due 5/15/2031	875,000	950,247
[a]	Series B, 5.00% due 5/15/2050 (put 5/15/2025)	2,800,000	2,832,236
	Plaquemines Port Harbor & Terminal District (International Marine Terminals Partnership; LOC Wells Fargo Bank NA),
	Series A, 4.00% due 3/15/2025 (put 3/15/2024)	2,500,000	2,516,018
	Series B, 4.00% due 3/15/2025 (put 3/15/2024)	5,000,000	5,032,035
	State of Louisiana (Garvee), 5.00% due 9/1/2025	1,200,000	1,228,751
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 4.224% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	2,920,000	2,869,668
	State of Louisiana GO, 4.00% due 5/1/2031	1,500,000	1,516,173
	Maryland — 0.2%
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2024	500,000	500,249
	State of Maryland GO,
	Series A, 4.00% due 8/1/2030	2,500,000	2,592,338
	Series B, 5.00% due 8/1/2024	2,500,000	2,512,270
	Massachusetts — 0.9%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2027	1,900,000	1,981,626
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	5,000,000	5,654,640
[a,c]	Massachusetts (Mass General Brigham, Inc.) DFA, Series T-1, 4.24% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	3,750,000	3,734,238
	Massachusetts DFA, Series H, 5.00% due 7/1/2024 - 7/1/2025	4,740,000	4,778,284
	Massachusetts DFA ETM, Series H-1, 5.00% due 7/1/2024 - 7/1/2025	5,525,000	5,582,988
	Massachusetts School Building Authority, Series D, 4.75% due 8/15/2032	2,700,000	2,769,093
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Michigan — 0.6%
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2029 - 4/15/2032	$ 6,215,000	$ 6,996,892
	Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue; Insured: AGM), Series D2, 5.00% due 7/1/2027	3,000,000	3,012,732
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,036,428
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), Series A, 5.00% due 5/15/2032	1,000,000	1,013,816
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), Series A, 5.00% due 12/1/2034	295,000	313,588
	Michigan State Building Authority, Series I, 5.00% due 10/15/2032	1,250,000	1,318,504
	Wayne County Airport Authority (Insured: BAM-TCRS), Series A, 5.00% due 12/1/2032	800,000	939,518
	Minnesota — 0.1%
	Minnesota Higher Education Facilities Authority (University of St. Thomas),
[a]	Series B-1, 5.00% due 10/1/2053 (put 10/1/2027)	1,000,000	1,043,733
[a]	Series B-2, 5.00% due 10/1/2053 (put 10/1/2029)	1,000,000	1,086,814
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 1.90% due 1/1/2029	160,000	147,487
	St. Paul Housing & Redevelopment Authority (HealthPartners), Series A, 5.00% due 7/1/2024 - 7/1/2025	850,000	856,473
	Mississippi — 0.1%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,501,456
	Missouri — 0.6%
[a]	Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group), Series C, 5.00% due 5/1/2052 (put 5/1/2028)	9,265,000	9,913,874
	Health & Educational Facilities Authority of the State of Missouri (SSM Health Care Obligated Group), Series A, 5.00% due 6/1/2031 - 6/1/2032	2,555,000	2,890,083
	Poplar Bluff R-I School District (Insured: AGM) COP, 5.00% due 3/1/2031 - 3/1/2033	1,575,000	1,777,429
	Montana — 0.2%
[b]	City of Forsyth (Avista Corp.), Series A, 3.875% due 10/1/2032	4,000,000	3,855,212
	City of Forsyth (NorthWestern Corp.), 3.875% due 7/1/2028	1,000,000	1,013,927
	Montana Facility Finance Authority (Billings Clinic Obligated Group), Series A, 5.00% due 8/15/2031	1,000,000	1,101,758
	Nebraska — 1.1%
[a]	Central Plains Energy Project (Guaranty: Bank of Montreal), Series A, 5.00% due 5/1/2054 (put 11/1/2029)	11,500,000	12,181,559
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.),
[a]	Series 1, 5.00% due 5/1/2053 (put 10/1/2029)	7,825,000	8,184,019
	Series A, 5.00% due 9/1/2031	1,215,000	1,292,146
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2024 - 11/1/2025	3,405,000	3,460,225
	Gretna Public Schools GO, Series B, 5.00% due 12/15/2027	3,000,000	3,084,033
	Nevada — 1.4%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2027	360,000	373,658
	City of Las Vegas GO, Series C, 5.00% due 9/1/2031	1,000,000	1,039,810
	Clark County School District (Insured: AGM) GO, Series B, 5.00% due 6/15/2031	1,650,000	1,830,837
	Clark County School District (Insured: BAM) GO, Series B, 5.00% due 6/15/2029 - 6/15/2031	4,400,000	4,911,007
	Clark County School District GO, Series C, 4.00% due 6/15/2030	2,015,000	2,049,721
[a]	County of Clark (Nevada Power Co.), 3.75% due 1/1/2036 (put 3/31/2026)	1,000,000	993,167
	County of Clark GO,
	4.00% due 11/1/2033	2,550,000	2,580,886
	Series C, 4.00% due 7/1/2032	1,985,000	2,092,049
	Las Vegas Valley Water District GO, Series A, 5.00% due 6/1/2026	13,630,000	13,899,792
	Truckee Meadows Water Authority, 5.00% due 7/1/2033 (pre-refunded 7/1/2026)	5,070,000	5,276,886
	New Hampshire — 0.3%
	New Hampshire Business Finance Authority (United Illuminating Co.), Series A, 4.50% due 10/1/2033	7,000,000	7,393,568
	New Jersey — 5.0%
[a]	Camden County Improvement Authority, 5.00% due 3/1/2027 (put 3/1/2026)	3,200,000	3,276,352
	City of Jersey (Municipal Utilities Authority Water Fund), Series B, 4.00% due 5/3/2024	5,375,000	5,377,311
	Essex County Improvement Authority, 5.00% due 7/3/2024	3,500,000	3,512,880
	New Jersey (New Jersey Transit Corp.) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	8,059,736
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.00% due 11/1/2029 - 11/1/2032	3,630,000	4,161,573
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2028	900,000	971,310
	Series UU, 5.00% due 6/15/2028 (pre-refunded 6/15/2024)	7,930,000	7,952,283
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033 (pre-refunded 6/15/2027)	1,500,000	1,594,497
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2024	935,000	935,875
	New Jersey Transportation Trust Fund Authority,
	Series 2014-BB-2, 5.00% due 6/15/2030	1,200,000	1,342,342
	Series A, 5.00% due 12/15/2032 - 6/15/2033	4,100,000	4,556,444
	Series BB1, 5.00% due 6/15/2033	1,425,000	1,550,748
	New Jersey Transportation Trust Fund Authority (Transportation System), Series D, 5.00% due 6/15/2032	6,380,000	6,452,821
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
28 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A, 5.00% due 6/15/2028	$ 4,240,000	$ 4,392,246
	Series A-1, 5.00% due 6/15/2024 - 6/15/2027	34,285,000	35,416,462
	New Jersey Transportation Trust Fund Authority (Transportation System),
	Series A, 5.00% due 12/15/2025 - 6/15/2032	25,965,000	28,069,354
	Series BB-1, 5.00% due 6/15/2031	2,500,000	2,728,167
	State of New Jersey (COVID-19 GO Emergency Bonds) GO, Series A, 5.00% due 6/1/2024 - 6/1/2029	8,000,000	8,794,702
	State of New Jersey GO, 5.00% due 6/1/2027	2,200,000	2,329,859
	New Mexico — 2.4%
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan & Joint Water & Sewer System Improvements), Series A, 5.00% due 7/1/2026	2,000,000	2,006,964
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO, Series 2017, 5.00% due 8/1/2026	550,000	573,773
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	907,221
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	1,000,000	921,041
[a]	Series B, 3.00% due 6/1/2040 (put 6/1/2024)	5,000,000	4,986,225
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	6,000,000	5,965,860
[a]	Series D, 3.90% due 6/1/2040 (put 6/1/2028)	2,000,000	1,995,982
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2029	950,000	952,365
	County of Sandoval GO, 5.00% due 8/1/2027	210,000	223,904
	County of Santa Fe (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,274,936
	Las Cruces School District No. 2 (State Aid Withholding) GO, 5.00% due 8/1/2027	1,000,000	1,066,210
	New Mexico Finance Authority, Series A, 5.00% due 6/1/2024	550,000	551,388
	New Mexico Finance Authority (Public Project Revolving Fund),
	Series A, 5.00% due 6/15/2031	1,000,000	1,017,533
	Series C, 5.00% due 6/1/2029	1,900,000	1,943,483
	New Mexico Finance Authority (State of New Mexico Department of Transportation), Series A, 5.00% due 6/15/2026	1,500,000	1,560,672
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	Series A, 5.00% due 8/1/2032	1,000,000	1,103,525
[a]	Series B, 5.00% due 8/1/2049 (put 8/1/2025)	3,650,000	3,707,681
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2030 - 6/1/2031	1,215,000	1,299,550
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	10,500,000	10,467,786
[a]	New Mexico Mortgage Finance Authority (JLG NM ABQ 2023 LLLP), 5.00% due 2/1/2042 (put 9/1/2025)	3,100,000	3,131,459
[a]	New Mexico Mortgage Finance Authority (JLG SAF 2023 LLLP), 5.00% due 2/1/2042 (put 6/1/2025)	4,050,000	4,068,164
	State of New Mexico Severance Tax Permanent Fund, Series A, 5.00% due 7/1/2025	11,705,000	11,943,946
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,434,480
	New York — 5.8%
	City of New York (City Budget Financial Management) GO, Series J, 5.00% due 8/1/2024	4,000,000	4,021,720
	City of New York GO,
	Series A-1, 5.00% due 9/1/2033	1,300,000	1,508,032
	Series C, 5.00% due 8/1/2025 - 8/1/2026	4,250,000	4,386,587
	Series C-1, 5.00% due 8/1/2032	1,000,000	1,123,446
	Series F-1, 5.00% due 8/1/2033	1,000,000	1,174,511
	City of Yonkers (Insured: AGM) GO, Series A, 5.00% due 2/15/2029	850,000	937,039
	Long Island Power Authority, 5.00% due 9/1/2033	400,000	439,582
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2025	1,265,000	1,283,875
	Series B,
	4.00% due 11/15/2026	1,660,000	1,691,394
	5.00% due 11/15/2028	1,230,000	1,286,137
	Series C-1,
	5.00% due 11/15/2027	1,070,000	1,096,287
	5.25% due 11/15/2028 - 11/15/2029	16,100,000	16,568,873
	Series D-1, 5.00% due 11/15/2028 - 11/15/2029	4,990,000	5,119,633
	Series F, 5.00% due 11/15/2025	1,055,000	1,080,359
	Metropolitan Transportation Authority (Green Bond),
[a]	Series A, 5.00% due 11/15/2048 (put 11/15/2024)	710,000	714,927
	Series A2, 5.00% due 11/15/2027	3,450,000	3,602,373
	Series B, 5.00% due 11/15/2025 - 11/15/2027	6,650,000	6,884,326
	Series C-1, 5.00% due 11/15/2024 - 11/15/2026	6,840,000	7,026,479
[a]	Monroe County Industrial Development Corp. (Andrews Terrace Community Partners LP), Series B-2, 5.00% due 7/1/2028 (put 7/1/2027)	4,000,000	4,154,932
	New York City Housing Development Corp.,
[a]	Series D, 4.30% due 11/1/2063 (put 11/1/2028)	2,250,000	2,271,292
[a]	Series F-2A, 3.40% due 11/1/2062 (put 12/22/2026)	2,500,000	2,482,700
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New York City Municipal Water Finance Authority (New York City Water & Sewer System), Series AA-2, 5.00% due 6/15/2029	$ 4,495,000	$ 4,871,052
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A, 5.00% due 11/1/2031	7,980,000	9,122,393
	Series A1, 5.00% due 8/1/2031 - 8/1/2032	8,500,000	8,651,933
	Series B, 5.00% due 11/1/2032	2,500,000	2,954,840
	Series F5, 5.00% due 2/1/2029	3,500,000	3,867,199
	New York State Dormitory Authority (Insured: AGM), Series A, 5.00% due 10/1/2032	400,000	439,619
	New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2032	3,500,000	3,999,037
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2024	2,000,000	2,013,984
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2030	7,250,000	8,157,228
	Series A1, 5.00% due 3/15/2031	4,545,000	5,219,664
	Series E, 5.00% due 3/15/2033	2,000,000	2,329,000
	New York State Dormitory Authority (State of New York Sales Tax Revenue),
	Series A, 5.00% due 3/15/2028 - 3/15/2033	3,670,000	3,828,313
	Series E, 5.00% due 3/15/2029	4,135,000	4,530,500
	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 4.00% due 4/1/2034	1,700,000	1,738,847
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue),
	Series A-G, 5.00% due 3/15/2034	3,220,000	3,425,011
	Series C-2, 5.00% due 3/15/2032	4,715,000	5,069,794
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025 - 7/1/2032	855,000	881,656
	Triborough Bridge & Tunnel Authority,
	Series A, 5.00% due 11/15/2033	750,000	766,869
	Series B, 5.00% due 11/15/2031	4,170,000	4,459,148
	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) (Green Bond),
[a]	Series A2, 2.00% due 5/15/2045 (put 5/15/2024)	1,000,000	996,793
	Series D, 5.00% due 11/15/2031	1,000,000	1,164,968
	Series E, 5.00% due 11/15/2032	2,000,000	2,348,616
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,100,000	1,114,110
	North Carolina — 1.3%
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group),
	Series D,
[a]	3.625% due 1/15/2048 (put 6/15/2027)	1,350,000	1,342,540
[a]	5.00% due 1/15/2049 (put 12/1/2031)	7,000,000	7,879,410
	City of Charlotte (Equipment Acquisition & Public Facilities) ETM COP, Series C, 5.00% due 12/1/2025	2,290,000	2,349,000
[a]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), Series B, 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,090,623
	County of Buncombe, 5.00% due 6/1/2031	1,000,000	1,025,311
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2024	600,000	601,617
	County of Dare (Educational Facility Capital Projects), Series A, 5.00% due 6/1/2024	700,000	700,792
	North Carolina Housing Finance Agency, Series 51, 3.85% due 7/1/2032	1,500,000	1,510,972
	North Carolina Turnpike Authority, 5.00% due 1/1/2026 - 1/1/2029	10,690,000	11,168,140
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	5,521,140
	North Dakota — 0.1%
[a]	North Dakota Housing Finance Agency, Series B, 3.84% (MUNIPSA + 0.20%) due 1/1/2043 (put 7/1/2024)	2,000,000	1,997,048
	Ohio — 1.9%
	Akron, Bath & Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2028 - 11/15/2032	3,280,000	3,495,331
	City of Cincinnati Water System Revenue, Series C, 4.00% due 12/1/2030	1,000,000	1,025,870
	City of Columbus GO, Series A, 4.00% due 4/1/2031	600,000	619,511
[a]	Columbus-Franklin County Finance Authority (Dering Family Homes Owner LLC), 5.00% due 7/1/2045 (put 2/1/2027)	2,000,000	2,067,258
	County of Allen Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.),
[a]	Series B-1, 5.00% due 10/1/2049 (put 8/3/2027)	2,665,000	2,782,247
[a]	Series B-2, 5.00% due 10/1/2051 (put 6/4/2030)	10,590,000	11,498,156
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2024	11,515,000	11,535,600
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2032	820,000	900,573
[a]	County of Franklin (Trinity Health Corp. Obligated Group), Series OH, 3.70% due 12/1/2046 (put 5/1/2024)	2,000,000	1,995,440
	County of Franklin GO, 5.00% due 12/1/2030	2,500,000	2,584,098
	County of Hamilton Sales Tax Revenue, Series A, 4.00% due 12/1/2031	1,100,000	1,119,292
	Northeast Ohio Medical University (Insured: BAM), 5.00% due 12/1/2029 - 12/1/2032	875,000	981,908
[a]	Ohio Air Quality Development Authority (Duke Energy Corp.), Series B, 4.00% due 9/1/2030 (put 6/1/2027)	4,315,000	4,353,671
[a]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	800,000	779,216
	State of Ohio (Cleveland Clinic Health System Obligated Group), Series A, 5.00% due 1/1/2026 - 1/1/2032	1,800,000	1,895,174
[a]	State of Ohio (Republic Services, Inc.), 3.80% due 11/1/2035 (put 6/3/2024)	1,000,000	1,000,000
30 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	State of Ohio Department of Administrative Services, Series A-2, 4.00% due 4/1/2032	$ 1,000,000	$ 1,011,992
	Oklahoma — 3.5%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, Series A, 5.00% due 9/1/2032 - 9/1/2033	11,000,000	12,743,057
	Canadian County Educational Facilities Authority (Yukon Public Schools Project) ISD, 5.00% due 9/1/2027 - 9/1/2029	10,850,000	11,721,778
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD, 4.00% due 6/1/2030 - 6/1/2031	9,240,000	9,941,801
	Cleveland County Educational Facilities Authority (Norman Public Schools) ISD,
	5.00% due 6/1/2024	4,250,000	4,258,959
	Series A, 5.00% due 6/1/2028 - 6/1/2033	15,850,000	17,841,283
	Clinton Public Works Authority, 5.00% due 10/1/2029 - 10/1/2032	4,295,000	4,728,764
	Cushing Educational Facilities Authority (Payne County No. 67 Cushing) ISD, 5.00% due 9/1/2032	14,000,000	15,715,448
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2026	475,000	487,620
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2025 - 10/1/2026	825,000	849,796
	Rogers County Educational Facilities Authority (School District No. 2 Catoosa), 5.00% due 9/1/2029 - 9/1/2032	12,000,000	13,461,956
	Oregon — 0.6%
[a]	Oregon Health & Science University (Oregon Health & Science University Obligated Group), Series B2, 5.00% due 7/1/2046 (put 2/1/2032)	11,780,000	13,219,210
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,071,493
	Pennsylvania — 6.4%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2025	1,145,000	1,159,187
	Allegheny County Hospital Development Authority (UPMC Obligated Group), Series A, 5.00% due 7/15/2031	2,520,000	2,755,839
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2024	2,000,000	2,020,744
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,030,293
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	2,902,830
	Bethlehem Area School District Authority (State Aid Withholding),
[a]	Series A, 3.914% (SOFR + 0.35%) due 1/1/2030 (put 11/1/2025)	2,985,000	2,866,116
[a]	Series C, 3.914% (SOFR + 0.35%) due 1/1/2032 (put 11/1/2025)	2,985,000	2,933,297
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	29,821,877
	City of Philadelphia (Pennsylvania Gas Works),
	Series 13, 5.00% due 8/1/2024 - 8/1/2031	6,900,000	6,971,783
	Series 14, 5.00% due 10/1/2024 - 10/1/2032	3,070,000	3,165,708
	City of Philadelphia (Pennsylvania Gas Works; Insured: AGM), Series A, 5.00% due 8/1/2025 - 8/1/2032	2,210,000	2,423,733
	City of Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2030	750,000	840,830
	City of Philadelphia GO, Series B, 5.00% due 8/1/2033	1,060,000	1,088,550
	City of Philadelphia IDA, 5.00% due 5/1/2025 - 5/1/2028	2,490,000	2,595,070
	City of Philadelphia Water & Wastewater Revenue, Series B, 5.00% due 7/1/2032	2,500,000	2,554,088
	Commonwealth Financing Authority (Pennsylvania Department of Community & Economic Development; Insured: AGM), Series B-1, 5.00% due 6/1/2025	3,000,000	3,055,266
	Commonwealth Financing Authority (Tobacco Master Settlement Paym; Insured: BAM-TCRS), 5.00% due 6/1/2031	10,000,000	10,847,470
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2024 - 8/15/2025	8,325,000	8,423,438
	Commonwealth of Pennsylvania GO,
	5.00% due 7/15/2030	12,930,000	14,357,252
	Series 1, 5.00% due 3/15/2025	12,005,000	12,192,722
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2024	4,000,000	4,036,420
	Geisinger Authority (Geisinger Health System Obligated group),
[a]	Series B, 5.00% due 4/1/2043 (put 2/15/2027)	5,115,000	5,288,337
[a]	Series C, 5.00% due 4/1/2043 (put 4/1/2030)	3,475,000	3,770,201
	Hempfield Area School District (Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 3/15/2027	1,410,000	1,486,693
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2026 - 12/15/2027	1,500,000	1,537,040
[a]	Montgomery County (Constellation Energy Generation LLC) IDA, Series A, 4.10% due 4/1/2053 (put 4/3/2028)	5,000,000	5,079,945
	Northeastern Pennsylvania Hospital & Education Authority (King’s College), 5.00% due 5/1/2027 - 5/1/2029	3,825,000	3,911,800
	Pennsylvania (UPMC Obligated Group) EDFA, Series A, 5.00% due 10/15/2033	1,150,000	1,299,850
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	1,000,000	921,190
	Pennsylvania Turnpike Commission, Series A-1, 5.00% due 12/1/2033	1,000,000	1,016,925
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2027	1,365,000	1,435,236
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,183,570
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO, Series A, 5.00% due 9/15/2024	1,885,000	1,886,862
	School District of Philadelphia (State Aid Withholding) GO,
	Series A, 5.00% due 9/1/2025 - 9/1/2028	1,870,000	1,966,139
	Series F, 5.00% due 9/1/2024	620,000	623,252
	School District of Philadelphia (State Aid Withholding; Insured: BAM-TCRS) GO, Series F, 5.00% due 9/1/2025	500,000	511,134
	Sports & Exhibition Authority of Pittsburgh & Allegheny County (Allegheny County Hotel Room Excise Tax Revenue; Insured: AGM), Series A, 5.00% due 2/1/2033	4,000,000	4,615,856
	State Public School Building Authority (Insured: BAM), Series A, 4.00% due 10/1/2033	2,325,000	2,350,947
	State Public School Building Authority (School District of Philadelphia; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 6/1/2030	3,550,000	3,730,738
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	University of Pittsburgh-of the Commonwealth System of Higher Education, Series A, 4.00% due 4/15/2026	$ 6,000,000	$ 6,107,838
	South Carolina — 0.6%
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2024	2,000,000	2,020,194
[a]	Patriots Energy Group Financing Agency (Guaranty: Sumitomo Mitsui Banking Corp.), Series A1, 5.25% due 10/1/2054 (put 8/1/2031)	10,090,000	10,801,890
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2025 - 12/1/2029	3,000,000	3,049,018
	Tennessee — 2.4%
[a]	Knox County Health Educational & Housing Facility Board (Gleason Partners LP), 3.95% due 12/1/2027 (put 12/1/2025)	1,500,000	1,505,821
	Knox County Health Educational & Housing Facility Board (Provident Group - UTK Properties LLC; Insured: BAM), Series A-1, 5.00% due 7/1/2031 - 7/1/2034	1,245,000	1,384,424
[a]	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Northview Housing Development LP), Series B, 3.85% due 2/1/2045 (put 2/1/2025)	2,500,000	2,492,992
[a]	Tennergy Corp. (Guaranty: Morgan Stanley Group), Series A, 4.00% due 12/1/2051 (put 9/1/2028)	14,730,000	14,714,489
[a]	Tennessee Energy Acquisition Corp. (Guaranty: Goldman Sachs Group, Inc.), Series A-1, 5.00% due 5/1/2053 (put 5/1/2028)	1,000,000	1,035,962
[a]	Tennessee Energy Acquisition Corp. (Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	35,310,000	37,299,401
	Tennessee HDA,
	Series 2A,
	3.80% due 1/1/2032	400,000	404,530
	3.875% due 1/1/2033	500,000	507,025
	3.90% due 7/1/2033	500,000	507,443
	3.95% due 1/1/2034	1,000,000	1,017,489
[a]	Williamson County (ECG Wood Duck LP) IDB, 5.00% due 5/1/2042 (put 5/1/2027)	2,000,000	2,062,064
	Texas — 13.6%
	Amarillo Junior College District GO, 5.00% due 2/15/2030	2,325,000	2,603,807
	Arlington Higher Education Finance Corp. (KIPP Texas, Inc.) (Insured: PSF-GTD), 4.00% due 8/15/2031	1,000,000	1,021,641
	Arlington Higher Education Finance Corp. (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2026	365,000	378,863
[a]	Bexar County Housing Finance Corp. (Culebra Road Apartments LP), 4.05% due 3/1/2028 (put 3/1/2026)	2,500,000	2,495,142
[a]	Boerne School District (Insured: PSF-GTD) ISD GO, 3.125% due 2/1/2053 (put 2/1/2027)	4,775,000	4,786,417
	Central Texas Turnpike System, Series C, 5.00% due 8/15/2031	2,800,000	2,811,010
	City of Aubrey Jackson Ridge Public Improvement District (Insured: BAM)), 5.00% due 9/1/2026 - 9/1/2034	2,180,000	2,382,848
	City of Austin Water & Wastewater System Revenue,
	5.00% due 11/15/2033	2,000,000	2,160,046
	Series A, 5.00% due 11/15/2032	1,000,000	1,024,875
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2024	2,500,000	2,502,672
	City of Conroe GO, Series B, 5.00% due 11/15/2030	1,750,000	1,916,742
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025	3,000,000	3,039,735
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2025 - 2/15/2026	17,935,000	17,953,157
[a]	City of Dallas Housing Finance Corp. (Ash Creek Housing LLC), 5.00% due 7/1/2026 (put 12/1/2025)	1,500,000	1,525,124
	City of Georgetown Utility System Revenue (Insured: BAM), 5.00% due 8/15/2028 - 8/15/2029	1,300,000	1,421,613
	City of Houston (Airport System), Series B, 5.00% due 7/1/2027 - 7/1/2028	2,975,000	3,216,671
	City of Houston (Combined Utility System), Series C, 5.00% due 5/15/2024	7,250,000	7,260,498
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	2,875,000	3,036,782
	City of Houston Combined Utility System Revenue,
	Series B,
	4.00% due 11/15/2031	1,725,000	1,755,822
	5.00% due 11/15/2032	1,500,000	1,568,495
	City of Houston GO, Series A, 5.00% due 3/1/2031	2,635,000	2,911,330
	City of Hutto (Insured: AGM) GO, 5.00% due 8/1/2033	400,000	456,236
	City of Irving GO, Series A, 5.00% due 9/15/2029	1,000,000	1,075,053
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2025	725,000	736,021
	City of Lubbock GO, Series A, 5.00% due 2/15/2026 - 2/15/2027	1,500,000	1,572,780
	City of Mansfield GO, Series A, 5.00% due 2/15/2031 - 2/15/2033	1,500,000	1,723,765
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2027	1,125,000	1,160,724
	City of Port Arthur (CTFS Obligation; Insured: BAM) GO, 5.00% due 2/15/2033	1,025,000	1,199,655
	City of San Antonio (Public Facilities Corp.), 5.00% due 9/15/2027 - 9/15/2032	4,155,000	4,670,905
	City of San Antonio Electric & Gas Systems Revenue, 4.00% due 2/1/2032	4,100,000	4,162,045
	Clear Creek (Insured: PSF-GTD) ISD GO,
[a]	3.60% due 2/15/2035 (put 8/15/2025)	1,500,000	1,506,578
	Series A, 4.00% due 2/15/2033	5,000,000	5,052,485
	Clifton Higher Education Finance Corp. (Idea Public Schools; Insured: PSF-GTD),
	4.00% due 8/15/2028	2,000,000	2,046,362
	Series T, 5.00% due 8/15/2026	400,000	414,440
	Clifton Higher Education Finance Corp. (International Leadership of Texas, Inc.; Insured: PSF-GTD), Series A, 5.00% due 8/15/2033	1,150,000	1,344,863
32 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Clifton Higher Education Finance Corp. (YES Prep Public Schools, Inc.; Insured: PSF-GTD), 5.00% due 4/1/2027 - 4/1/2029	$ 1,700,000	$ 1,815,382
	Conroe (Insured: PSF-GTD) ISD GO, Series A, 4.00% due 2/15/2033	1,050,000	1,071,498
	Cotulla (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2030 - 2/15/2033	4,315,000	4,908,511
	County of Bexar GO, 4.00% due 6/15/2033	2,750,000	2,794,440
	County of Harris (Harris County Toll Road Revenue),
	Series A, 5.00% due 8/15/2031	2,500,000	2,606,985
	Series B, 5.00% due 8/15/2030 - 8/15/2033	5,370,000	5,511,017
	County of La Salle (Insured: AGM) GO, 5.00% due 3/1/2028	4,110,000	4,344,759
	Cypress-Fairbanks (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2028	2,955,000	2,997,750
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2026	1,000,000	1,024,051
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	340,000	338,171
[a]	Dickinson (Insured: PSF-GTD) ISD GO, 3.50% due 8/1/2037 (put 8/1/2025)	1,000,000	1,002,753
[a]	El Paso Housing Finance Corp. (Columbia Housing Partners LP), 4.50% due 3/1/2026 (put 3/1/2025)	2,300,000	2,304,966
	Franklin (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2032	2,000,000	2,021,062
	Frisco (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2033	1,465,000	1,619,278
[a]	Grand Parkway Transportation Corp., 5.00% due 10/1/2052 (put 4/1/2028)	4,000,000	4,316,560
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group),
	Series A,
	4.00% due 12/1/2031	825,000	827,819
	5.00% due 12/1/2024 - 12/1/2025	5,845,000	5,896,013
[a]	Series B, 5.00% due 6/1/2050 (put 12/1/2028)	2,250,000	2,409,503
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), Series B, 5.00% due 10/1/2051 (put 10/1/2031)	2,125,000	2,405,657
	Hays Consolidated (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2033	1,250,000	1,455,906
[a]	Houston (Insured: PSF-GTD) ISD GO, Series C, 4.00% due 6/1/2039 (put 6/1/2025)	3,000,000	3,017,898
[a]	Houston Housing Finance Corp. (Summerdale Apartments LP), 5.00% due 8/1/2041 (put 8/1/2026)	3,500,000	3,571,690
[a]	Houston Housing Finance Corp. (Sunset Gardens Preservation LP), 4.00% due 10/1/2025 (put 10/1/2024)	6,000,000	5,992,008
	Humble (Insured: PSF-GTD) ISD GO,
	4.00% due 2/15/2033	1,605,000	1,705,211
	Series A, 4.00% due 2/15/2029	2,500,000	2,526,175
[a]	Jacksboro (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2048 (put 8/15/2028)	2,500,000	2,621,722
	Keller (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2027 (pre-refunded 2/15/2025)	5,795,000	5,866,696
	Klein (Insured: PSF-GTD) ISD GO, 5.00% due 8/1/2034	2,220,000	2,330,751
[a]	Lakeside Place PFC (Brookside Gardens Apartments LLC), 4.15% due 11/1/2026 (put 11/1/2025)	5,000,000	5,004,665
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2024	715,000	718,491
	Leander (Insured: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2029	1,940,000	2,143,636
	Llano (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2032	1,200,000	1,246,418
	Lower Colorado River Authority, Series D, 5.00% due 5/15/2026 - 5/15/2027	2,200,000	2,239,559
	Lower Colorado River Authority (LCRA Transmission Services Corp.),
	Series A,
	5.00% due 5/15/2031 - 5/15/2032	900,000	1,033,467
	5.25% due 5/15/2033	350,000	411,174
[a]	North East (Insured: PSF-GTD) ISD GO, 3.60% due 8/1/2052 (put 8/1/2024)	5,000,000	4,997,690
	North Texas Tollway Authority (North Texas Tollway System), Series A, 5.00% due 1/1/2031 - 1/1/2032	2,750,000	2,787,803
	Northside (Insured: PSF-GTD) ISD GO,
	4.00% due 6/15/2033	1,500,000	1,533,236
[a]	Series B, 3.00% due 8/1/2053 (put 8/1/2026)	7,400,000	7,359,226
	Pecos Barstow Toyah (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2031 - 2/15/2033	5,500,000	5,949,156
	Prosper (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2033	1,000,000	1,164,479
	Round Rock (Educational Facilities Improvements; Insured: PSF-GTD) ISD GO, 5.00% due 8/1/2028 - 8/1/2029 (pre-refunded 8/1/2025)	5,820,000	5,937,529
	San Antonio (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2033	2,080,000	2,441,254
[a]	San Antonio Housing Trust Finance Corp. (Arbors at West Avenue LP), 1.45% due 3/1/2026 (put 3/1/2025)	2,000,000	1,934,522
[a]	San Antonio Housing Trust Public Facility Corp. (PV Country Club Village LP), 4.00% due 8/1/2026 (put 8/1/2025)	1,000,000	999,946
	Southwest (Insured: PSF-GTD) ISD GO, 5.00% due 2/1/2032 - 2/1/2033	2,600,000	3,009,840
	State of Texas GO,
	5.00% due 10/1/2027	1,875,000	1,877,147
	Series A, 4.00% due 10/1/2032 - 10/1/2033	20,430,000	20,553,148
	Tarrant County College District GO, 5.00% due 8/15/2032	2,500,000	2,931,752
	Tarrant County Cultural Education Facilities Finance Corp. (Christus Health Obligated Group),
[a]	Series A, 5.00% due 7/1/2053 (put 7/1/2032)	7,520,000	8,419,565
	Series B, 5.00% due 7/1/2032	2,695,000	2,923,229
	Tarrant County Hospital District GO, 5.00% due 8/15/2025 - 8/15/2027	2,880,000	3,028,155
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2025 - 12/15/2032	69,065,000	73,378,302
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Texas Municipal Gas Acquisition & Supply Corp. IV (Guaranty: BP plc), Series B, 5.50% due 1/1/2054 (put 1/1/2034)	$ 1,000,000	$ 1,116,639
	Texas Public Finance Authority (Texas Southern University; Insured: BAM), 5.00% due 5/1/2032 - 5/1/2033	1,700,000	1,891,449
[a]	Texas State Affordable Housing Corp. (FC Juniper Creek Housing LP), 3.75% due 7/1/2044 (put 7/1/2026)	2,000,000	1,989,842
	Texas State Technical College (Insured: AGM),
	Series A,
	5.00% due 8/1/2031 - 8/1/2032	4,250,000	4,895,222
	5.25% due 8/1/2033	2,300,000	2,715,697
	Texas Woman’s University, Series A, 5.00% due 7/1/2031 - 7/1/2033	4,275,000	4,980,151
	Utah — 0.1%
[a]	County of Utah (Intermountain Healthcare Obligated Group), Series B, 5.00% due 5/15/2060 (put 8/1/2026)	1,740,000	1,801,177
	Utah Telecommunication Open Infrastructure Agency,
	5.00% due 6/1/2031	600,000	686,591
	5.25% due 6/1/2033	500,000	590,547
	Virginia — 0.7%
[a]	Fairfax County Redevelopment & Housing Authority (Apah Tysons North Four LP), 5.00% due 1/1/2045 (put 1/1/2028)	2,000,000	2,083,404
[a]	Halifax County IDA, Series A, 1.65% due 12/1/2041 (put 5/31/2024)	3,000,000	2,983,230
[a]	Harrisonburg Redevelopment & Housing Authority, 4.00% due 12/1/2028 (put 12/1/2026)	1,615,000	1,612,364
	Virginia Commonwealth Transportation Board,
	4.00% due 5/15/2032	1,000,000	1,032,531
	5.00% due 9/15/2028	3,945,000	4,245,301
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2029 - 1/1/2033	4,400,000	4,624,690
[a]	Wise County (Virginia Electric & Power Co.) IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	1,550,000	1,539,175
	Washington — 0.7%
	City of Seattle GO, 4.00% due 12/1/2032	1,000,000	1,010,612
	Clark County Public Utility District No. 1, 5.00% due 1/1/2028	500,000	537,918
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2025	850,000	868,035
	King County School District No. 414 (State Aid Withholding) GO, 4.00% due 12/1/2033	2,000,000	2,041,932
	State of Washington COP, Series B, 5.00% due 7/1/2032	650,000	711,149
	State of Washington GO,
	Series 2021A, 5.00% due 6/1/2024	500,000	501,272
	Series C, 5.00% due 2/1/2032	1,200,000	1,218,798
	Series R, 5.00% due 7/1/2032	4,000,000	4,056,516
	University of Washington, Series C, 4.00% due 12/1/2031	1,000,000	1,007,812
	Washington Health Care Facilities Authority (CommonSpirit Health Obligated Group), Series A1, 5.00% due 8/1/2031	780,000	839,390
	Washington Health Care Facilities Authority (Providence St. Joseph Health Obligated Group), Series B, 5.00% due 10/1/2031	2,500,000	2,639,880
[a]	Washington State Housing Finance Commission (Ardea Twg LLLP), 5.00% due 12/1/2043 (put 2/1/2027)	1,000,000	1,025,696
[c]	Washington State Housing Finance Commission (Seattle Academy of Arts & Sciences), 5.125% due 7/1/2033	735,000	802,575
	Wisconsin — 2.4%
	City of Milwaukee (Insured: AGM) GO,
	5.00% due 4/1/2032 - 4/1/2033	4,845,000	5,555,922
	Series N3, 5.00% due 4/1/2031 - 4/1/2032	6,550,000	7,379,101
	County of Waushara GO, Series A, 4.50% due 6/1/2027	4,000,000	4,046,196
	Peshtigo School District, 4.75% due 3/1/2027	10,500,000	10,631,481
[a]	Public Finance Authority (Duke Energy Progress LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	11,920,000	11,859,125
[a]	Public Finance Authority (Providence St. Joseph Health Obligated Group), Series C, 4.00% due 10/1/2041 (put 10/1/2030)	4,000,000	4,026,572
[a]	Public Finance Authority (St. John’s College), 3.00% due 10/1/2045 (put 10/1/2026)	1,500,000	1,446,385
	Racine USD, Series B, 4.125% due 4/1/2025	1,500,000	1,500,066
	Village of Kimberly, 4.00% due 6/1/2024	6,000,000	6,000,822
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series B1, 5.00% due 8/15/2054 (put 7/1/2027)	1,375,000	1,421,778
[a]	Wisconsin Health & Educational Facilities Authority (Fort Healthcare, Inc. Obligated Group), Series B, 5.00% due 10/1/2054 (put 10/3/2034)	2,320,000	2,627,486
	Wisconsin Housing EDA,
	Series B,
[a]	0.50% due 11/1/2050 (put 11/1/2024)	1,500,000	1,461,144
[a]	3.75% due 5/1/2054 (put 11/1/2026)	3,000,000	2,996,766
	WPPI Energy, Series A, 5.00% due 7/1/2027 - 7/1/2028	390,000	418,526
	Total Long-Term Municipal Bonds — 96.2% (Cost $2,459,160,653)		2,511,294,362
	Short-Term Municipal Bonds — 3.0%
	Florida — 0.1%
34 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc),
[a]	Series A-REMK, 4.60% due 10/1/2026 (put 4/1/2024)	$ 1,400,000	$ 1,400,000
[a]	Series B-REMK, 4.50% due 10/1/2042 (put 4/1/2024)	500,000	500,000
	Illinois — 0.0%
[a]	Phoenix Realty Special Account-U LP (LOC Northern Trust Co.), 4.21% due 4/1/2025 (put 4/5/2024)	1,000,000	1,000,000
	Indiana — 0.0%
[a]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank plc), Series I, 4.45% due 11/1/2037 (put 4/1/2024)	1,445,000	1,445,000
	Michigan — 0.1%
[a]	Grand Traverse County Hospital Finance Authority (Munson Healthcare Obligated Group; LOC PNC Bank NA), Series C, 4.42% due 7/1/2041 (put 4/1/2024)	3,400,000	3,400,000
	New York — 1.3%
[a]	City of New York (SPA Barclays Bank plc) GO, Series B4, 4.45% due 10/1/2046 (put 4/1/2024)	850,000	850,000
[a]	City of New York (SPA JP Morgan Chase Bank NA) GO, Series 1, 4.55% due 3/1/2040 (put 4/1/2024)	18,000,000	18,000,000
[a]	Metropolitan Transportation Authority (LOC Barclays Bank plc), Series 2012G-1, 4.45% due 11/1/2032 (put 4/1/2024)	1,475,000	1,475,000
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA Bank of America NA), 4.57% due 6/15/2033 (put 4/1/2024)	500,000	500,000
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA JP Morgan Chase Bank NA), Series AA-1, 4.55% due 6/15/2050 (put 4/1/2024)	800,000	800,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Barclays Bank plc), Series B3, 4.45% due 11/1/2042 (put 4/1/2024)	11,255,000	11,255,000
	Ohio — 0.3%
[a]	State of Ohio (University Hospitals Health System, Inc. Obligated Group; LOC PNC Bank NA), Series A, 4.42% due 1/15/2046 (put 4/1/2024)	6,955,000	6,955,000
	Texas — 1.0%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises LLC), 4.85% due 4/1/2040 (put 4/1/2024)	27,400,000	27,400,000
	Utah — 0.2%
[a]	City of Murray (Intermountain Healthcare Obligated Group; SPA JP Morgan Chase Bank NA), Series B, 4.45% due 5/15/2037 (put 4/1/2024)	4,530,000	4,530,000
	Total Short-Term Municipal Bonds — 3.0% (Cost $79,510,000)		79,510,000
	Total Investments — 99.2% (Cost $2,538,670,653)		$2,590,804,362
	Other Assets Less Liabilities — 0.8%		20,567,441
	Net Assets — 100.0%		$2,611,371,803

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	When-issued security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $7,085,260, representing 0.27% of the Fund’s net assets.
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
CDC	Community Development Commission
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District
36 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 92.2%
	Alabama — 3.7%
[a]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series C-1, 5.25% due 2/1/2053 (put 6/1/2029)	$ 4,000,000	$ 4,229,364
[a]	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada), Series B, 5.25% due 12/1/2053 (put 12/1/2030)	1,375,000	1,486,070
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 3.875% due 8/1/2037 (put 8/1/2024)	1,750,000	1,828,972
[a]	Southeast Alabama Gas Supply District (Guaranty: Morgan Stanley Group), 5.00% due 6/1/2049 (put 5/1/2032)	4,750,000	5,088,504
[a]	Southeast Alabama Gas Supply District (Guaranty: Pacific Life Insurance Co.), Series A, 5.00% due 8/1/2054 (put 4/1/2032)	5,000,000	5,372,240
[a]	Southeast Energy Authority A Cooperative District, Series B, 5.00% due 1/1/2054 (put 6/1/2030)	5,000,000	5,304,155
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), Series A, 5.50% due 1/1/2053 (put 12/1/2029)	6,000,000	6,447,426
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,285,834
	Alaska — 0.1%
	State of Alaska International Airports System AMT, Series C, 5.00% due 10/1/2029	750,000	804,374
	Arizona — 0.5%
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2031	2,500,000	2,521,210
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2029	1,000,000	1,004,986
	Salt Verde Financial Corp. (Gas Supply Acquisition; Guaranty: Citigroup, Inc.), 5.25% due 12/1/2028	770,000	813,642
	Yavapai County (Waste Management, Inc.) IDA AMT, 1.30% due 6/1/2027	750,000	662,657
	Arkansas — 0.1%
	County of Pulaski (Arkansas Children’s Hospital), 5.00% due 3/1/2042 - 3/1/2043	1,000,000	1,079,804
	California — 4.0%
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	2,815,318
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2032 - 8/15/2033	950,000	990,912
[a]	California Community Choice Financing Authority (Guaranty: Deutsche Bank AG) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	3,250,000	3,432,793
	California Infrastructure & Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,501,296
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 4.00% due 5/15/2041	500,000	492,756
[a]	California Municipal Finance Authority (Republic Services, Inc.) AMT, Series B, 4.00% due 7/1/2051 (put 7/15/2024)	2,000,000	1,998,594
	California Pollution Control Financing Authority (Republic Services, Inc.) AMT,
[a,b]	4.125% due 7/1/2043 (put 8/15/2024)	1,000,000	1,000,340
[a,b]	Series A-1, 4.00% due 11/1/2042 (put 4/15/2024)	2,250,000	2,250,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 11/1/2038 (put 5/1/2024)	2,000,000	1,997,772
	City of Los Angeles Department of Airports AMT,
	Series A, 4.75% due 5/15/2040	1,500,000	1,516,814
	Series C, 5.00% due 5/15/2033	2,000,000	2,249,860
	Series D, 5.00% due 5/15/2041	4,000,000	4,043,708
	City of San Mateo (City of San Mateo Community Facilities District No. 2008-1) (Insured: BAM), 5.25% due 9/1/2040	5,000,000	5,488,850
	Delano Financing Authority (City of Delano Police Station & Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	1,340,000	1,341,269
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,070,470
	Fresno (Educational Facilities & Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	500,000	516,496
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series B, 6.125% due 11/1/2029	2,060,000	2,227,484
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,081,201
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034 (pre-refunded 8/1/2025)	3,000,000	3,072,075
	Colorado — 0.8%
	City & County of Denver Airport System Revenue AMT, Series A, 5.00% due 11/15/2041	1,660,000	1,797,488
	Colorado (CommonSpirit Health Obligated Group) HFA,
	5.00% due 11/1/2041	1,500,000	1,648,332
	Series A-2, 5.00% due 8/1/2038	1,000,000	1,064,314
	Colorado School of Mines (Insured: AGM) (Green Bond), Series A, 5.00% due 12/1/2039 - 12/1/2043	1,310,000	1,434,459
	Denver City & County Housing Authority (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,180,000	1,181,036
	State of Colorado COP, Series A, 5.00% due 9/1/2032	350,000	379,676
	Connecticut — 2.4%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,735,754
	City of New Haven (Insured: BAM) GO, 5.25% due 8/1/2043	1,900,000	2,135,211
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,038,645
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	13,493,186
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,058,704
	Series E, 5.00% due 9/15/2033	2,650,000	2,904,988
	District of Columbia — 0.9%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2024	5,000,000	4,907,410
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	3,497,241
	Florida — 5.4%
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Broward County School Board (Educational Facilities) COP, Series B, 5.00% due 7/1/2032	$ 2,000,000	$ 2,042,116
	City of Lakeland (Electric Power System Smart Grid Project), 5.25% due 10/1/2036	2,770,000	3,379,868
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027	3,680,000	3,974,050
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2036 - 11/1/2037	2,335,000	2,481,961
	County of Broward (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,040,608
	County of Broward Airport System Revenue AMT, 5.00% due 10/1/2042	2,850,000	2,932,450
	County of Broward Port Facilities Revenue AMT,
	5.00% due 9/1/2037 - 9/1/2041	2,050,000	2,195,848
	Series B, 4.00% due 9/1/2039	1,500,000	1,454,442
	County of Manatee (Public Utilities System Improvements), 5.00% due 10/1/2033	1,535,000	1,562,188
	County of Miami-Dade, Series A, 5.00% due 4/1/2043	500,000	548,214
	County of Miami-Dade (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	5,380,335
	County of Miami-Dade Aviation Revenue AMT,
	Series A, 5.00% due 10/1/2032 - 10/1/2035	4,000,000	4,019,993
	Series B, 5.00% due 10/1/2040	2,500,000	2,569,972
	County of Miami-Dade Seaport Department AMT, Series A, 5.00% due 10/1/2041 - 10/1/2042	3,050,000	3,242,718
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	3,405,000	3,576,989
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,000,127
	Orange County (Presbyterian Retirement Communities Inc Obligated Group) HFA, 5.00% due 8/1/2040	1,750,000	1,760,630
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,093,388
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	505,006
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2040 - 11/1/2041	715,000	734,632
	Palm Beach County Housing Finance Authority (Lake Worth Towers Preservation LP; Collateralized: FNMA), 4.85% due 6/1/2041	1,341,518	1,423,699
	School Board of Miami-Dade County COP, Series A, 5.00% due 5/1/2030	3,250,000	3,309,689
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,387,687
	Georgia — 4.6%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,322,637
	Georgia Housing & Finance Authority, Series B, 5.05% due 12/1/2043	1,470,000	1,573,020
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.), Series D, 5.00% due 5/1/2054 (put 12/1/2030)	5,000,000	5,294,600
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2036 - 5/15/2038	11,760,000	12,539,227
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[a]	Series A, 5.00% due 5/1/2054 (put 9/1/2031)	7,840,000	8,394,053
[a]	Series B, 5.00% due 7/1/2053 (put 3/1/2030)	2,000,000	2,120,428
[a]	Series E-1, 5.00% due 12/1/2053 (put 6/1/2031)	8,000,000	8,541,784
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2034	2,295,000	2,469,287
	Savannah (International Paper Co.) EDA, Series B, 1.90% due 8/1/2024	2,000,000	1,987,738
	Guam — 0.2%
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2024	1,350,000	1,355,019
	Guam Waterworks Authority (Water & Wastewater System), 5.25% due 7/1/2024	1,000,000	1,002,836
	Hawaii — 0.2%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2034	2,000,000	2,173,874
	Idaho — 0.6%
	Idaho Housing & Finance Association (Collateralized: GNMA, FNMA, FHLMC),
	Series A, 4.45% due 1/1/2044	2,000,000	2,001,536
	Series C, 4.65% due 7/1/2043	3,500,000	3,563,640
	Illinois — 14.2%
	Chicago Board of Education Dedicated Capital Improvement Tax, 5.50% due 4/1/2042 - 4/1/2043	2,375,000	2,639,199
	Chicago O’Hare International Airport, Series C, 5.00% due 1/1/2038	2,920,000	3,008,047
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2030	765,000	790,084
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2035	9,100,000	9,583,430
	Chicago Park District (Capital Improvement Plan) GO, Series B, 5.00% due 1/1/2025	1,000,000	1,000,813
	City of Chicago (Chicago O’Hare International Airport Customer Facility Charge Revenue; Insured: BAM), 5.25% due 1/1/2043	1,500,000	1,649,377
	City of Chicago (Chicago O’Hare International Airport) AMT, Series A, 5.00% due 1/1/2028	1,475,000	1,485,139
	City of Chicago (Midway International Airport) AMT, Series A, 5.00% due 1/1/2034	1,365,000	1,365,020
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2033	500,000	505,824
	City of Chicago (Wastewater Transmission System; Insured: AGM-CR), Series B, 5.00% due 1/1/2034	1,375,000	1,443,223
	City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,006,071
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2036 - 11/1/2037	5,500,000	5,852,568
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,100,000	1,195,998
	City of Chicago GO,
	Series A,
	5.625% due 1/1/2031	1,585,000	1,658,019
38 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	6.00% due 1/1/2038	$ 7,500,000	$ 7,835,362
	City of Chicago Wastewater Transmission Revenue,
	Series C,
	5.00% due 1/1/2028 - 1/1/2029	3,880,000	3,916,022
	5.00% due 1/1/2028 - 1/1/2029 (pre-refunded 1/1/2025)	3,985,000	4,029,428
	City of Joliet (Rock Run Crossing Project; Insured: BAM) GO, 5.50% due 12/15/2042	2,750,000	3,093,846
	Cook County Community College District No. 508 (City Colleges of Chicago; Insured: BAM) GO, 5.00% due 12/1/2043	1,650,000	1,783,670
	County of Cook Sales Tax Revenue,
	5.00% due 11/15/2038	435,000	456,069
	Series A, 5.00% due 11/15/2036 - 11/15/2038	3,160,000	3,457,773
	Illinois (Collateralized: GNMA, FNMA, FHLMC) HDA, Series K, 5.25% due 10/1/2043	2,000,000	2,119,914
	Illinois Finance Authority (Ascension Health Credit Group),
	Series C,
	4.00% due 2/15/2033	800,000	819,658
	5.00% due 2/15/2041	1,000,000	1,026,368
	Illinois Finance Authority (Carle Foundation Obligated Group), Series A, 5.00% due 8/15/2034	1,700,000	1,931,363
	Illinois Finance Authority (Rush Obligated Group), Series A, 5.00% due 11/15/2033	1,000,000	1,012,107
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2024 - 8/15/2035	2,500,000	2,523,421
	Illinois State Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	5,691,048
	Monroe & St. Clair Counties Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	6,487,186
	Moultrie Shelby & Coles Counties Community Unit School District No. 300 (Insured: BAM) GO, 5.00% due 12/1/2042 - 12/1/2044	3,375,000	3,548,344
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,352,298
	Sales Tax Securitization Corp.,
	Series A,
	4.00% due 1/1/2038	2,000,000	2,024,104
	5.00% due 1/1/2029 - 1/1/2044	6,350,000	6,705,332
	Sales Tax Securitization Corp. (Insured: BAM-TCRS), Series A, 5.00% due 1/1/2038	3,075,000	3,245,638
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2037 - 4/1/2042	2,040,000	2,196,004
	State of Illinois (Insured: AGM-CR) GO, 5.00% due 4/1/2036	500,000	500,653
	State of Illinois GO,
	5.00% due 2/1/2039	670,000	670,103
	5.50% due 5/1/2039	1,500,000	1,649,872
	Series A, 5.00% due 12/1/2034 - 5/1/2040	11,810,000	12,794,904
	Series B, 5.25% due 5/1/2043	3,500,000	3,806,712
	Series D, 5.00% due 11/1/2027 - 11/1/2028	4,250,000	4,507,940
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2030 - 6/15/2031	9,280,000	10,015,876
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032	2,885,000	3,112,537
	Tazewell County School District (Insured: Natl-Re) GO Partial ETM, 9.00% due 12/1/2024	1,205,000	1,245,862
	Will County School District No. 114 Manhattan (Insured: BAM) GO,
	5.25% due 1/1/2040 - 1/1/2041	1,000,000	1,129,460
	5.50% due 1/1/2043	2,000,000	2,275,066
	Indiana — 3.4%
	Brownsburg 1999 School Building Corp. (Brownsburg Community School Corp.; Insured: State Intercept), 5.00% due 1/15/2042	1,000,000	1,100,700
[a]	City of Mount Vernon (Southern Indiana Gas & Electric Co.) AMT, 4.25% due 9/1/2055 (put 9/1/2028)	2,000,000	2,000,472
	City of Whiting (BP Products North America, Inc.; Guaranty: BP plc) AMT,
[a]	5.00% due 11/1/2047 (put 11/1/2024)	250,000	250,013
[a]	Series A, 5.00% due 12/1/2044 (put 6/5/2026)	900,000	913,376
	Indiana (Ascension Health Credit Group) HFFA, Series 2001-A-1, 5.00% due 11/15/2036	6,000,000	6,199,608
	Indiana Finance Authority (CWA Authority, Inc.), Series A, 5.00% due 10/1/2035	500,000	579,839
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	8,000,000	7,991,296
	Indiana Finance Authority (Reid Hospital & Health Care Services, Inc. Obligated Group; Insured: AGM), 5.00% due 1/1/2041 - 1/1/2042	2,000,000	2,153,961
[a]	Indiana Finance Authority (Republic Services, Inc.) AMT, Series A, 4.20% due 5/1/2034 (put 6/3/2024)	1,900,000	1,900,000
	Indiana Finance Authority (Southern Indiana Gas & Electric Co.) AMT,
[a]	Series A, 4.00% due 3/1/2038 (put 8/1/2028)	1,500,000	1,518,787
[a]	Series B, 4.00% due 5/1/2043 (put 8/1/2028)	2,500,000	2,524,092
	Indiana Municipal Power Agency, Series C, 5.00% due 1/1/2036	1,000,000	1,045,206
	IPS Multi-School Building Corp. (Indianapolis Board of School Commissioners; Insured: State Intercept), 5.50% due 7/15/2042	1,000,000	1,141,471
	Mount Vernon of Hancock County Multi-School Building Corp. (Insured: State Intercept), 5.50% due 1/15/2042	1,000,000	1,128,084
	Noblesville Redevelopment Authority, 5.50% due 7/15/2041	1,000,000	1,139,424
	Silver Creek School Building Corp. (Insured: State Intercept), 5.25% due 1/15/2042	2,000,000	2,246,876
	Iowa — 1.3%
[a]	Iowa Finance Authority (Iowa Fertilizer Co. LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	3,000,000	3,154,905
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	$ 4,100,000	$ 4,107,126
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	5,350,000	5,467,513
	Kentucky — 2.7%
[a]	County of Trimble (Louisville Gas & Electric Co.) AMT, Series A, 4.70% due 6/1/2054 (put 6/1/2027)	1,250,000	1,256,593
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	5,000,000	5,109,655
[a]	Kentucky (Republic Services, Inc.) EDFA AMT, Series A, 4.20% due 4/1/2031 (put 6/3/2024)	2,000,000	2,000,000
	Kentucky Housing Corp. (Collateralized: GNMA, FNMA, FHLMC), Series A, 4.35% due 7/1/2044	1,500,000	1,468,855
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
	Series A-1,
[a]	4.00% due 8/1/2052 (put 8/1/2030)	1,220,000	1,218,679
[a]	5.25% due 4/1/2054 (put 2/1/2032)	10,000,000	10,843,210
	Kentucky State Property & Building Commission,
	Series A,
	4.00% due 11/1/2035	1,000,000	1,029,545
	5.25% due 6/1/2039	3,000,000	3,401,712
	Louisiana — 0.6%
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2034	1,000,000	1,067,028
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series A, 5.00% due 5/15/2035 - 5/15/2037	1,925,000	2,062,580
	Parish of Lafourche (Roads, Highways & Bridges), 5.00% due 1/1/2025	2,620,000	2,647,733
	Maine — 0.1%
	Maine Health & Higher Educational Facilities Authority (Insured: AGM), Series A, 5.00% due 7/1/2041 - 7/1/2043	625,000	690,639
	Massachusetts — 0.1%
	Massachusetts Bay Transportation Authority Assessment Revenue (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,149,548
	Michigan — 1.7%
	Board of Governors of Wayne State University (Educational Facilities & Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,018,848
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,274,957
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,168,888
	Kalamazoo Hospital Finance Authority (Bronson Healthcare), Series A, 5.25% due 5/15/2026	110,000	110,111
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2036	2,000,000	2,265,750
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	680,000	680,717
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), Series A, 4.00% due 12/1/2040	6,200,000	6,215,134
	Michigan HDA, Series B, 2.95% due 12/1/2039	2,000,000	1,714,028
	Wayne County Airport Authority (Insured: AGM) AMT, Series B, 5.50% due 12/1/2043	675,000	754,985
	Minnesota — 0.2%
	City of Coon Rapids (Mississippi View Housing Partners LP; Collateralized: FNMA), Series M, 5.60% due 12/1/2039	1,498,270	1,599,903
	Mississippi — 1.0%
[a]	County of Warren (International Paper Co.), Series A, 1.375% due 5/1/2034 (put 6/16/2025)	1,625,000	1,582,079
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.25% due 10/1/2037 - 10/1/2038	5,250,000	5,685,906
	Mississippi Home Corp. (Collateralized: GNMA, FNMA, FHLMC), Series A, 4.375% due 12/1/2044	3,000,000	2,981,523
	Montana — 0.2%
	Montana Board of Housing, Series B, 4.80% due 12/1/2043	2,000,000	2,045,284
	Nebraska — 0.4%
[a]	Central Plains Energy Project (Guaranty: Bank of Montreal), Series A, 5.00% due 5/1/2054 (put 11/1/2029)	2,000,000	2,118,532
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.),
[a]	Series 1, 5.00% due 5/1/2053 (put 10/1/2029)	500,000	522,940
	Series A, 5.00% due 9/1/2031	1,000,000	1,063,495
	Nevada — 0.4%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2032 - 9/1/2037	1,730,000	1,787,296
[a]	County of Washoe (Sierra Pacific Power Co.) AMT, Series F, 4.125% due 3/1/2036 (put 10/1/2029)	1,000,000	1,012,446
[a,b]	State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) AMT, 4.00% due 1/1/2050 (put 1/30/2025)	1,500,000	1,494,426
	New Jersey — 3.9%
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.25% due 11/1/2042	4,000,000	4,471,648
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,154,995
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N1, 5.50% due 9/1/2027	1,700,000	1,831,111
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series EEE, 5.00% due 6/15/2043	545,000	573,749
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2027 - 7/1/2028	2,815,000	2,817,653
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032 - 12/15/2035	5,300,000	5,746,452
	Series AA,
	5.00% due 6/15/2035 - 6/15/2040	1,800,000	1,993,164
	5.25% due 6/15/2043	3,100,000	3,306,615
40 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION	Principal Amount	VALUE
Series BB-1, 5.00% due 6/15/2034	$ 2,000,000	$ 2,174,902
New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
Series A, 5.00% due 6/15/2031	1,000,000	1,032,772
Series A-1, 5.00% due 6/15/2024	1,000,000	1,001,850
New Jersey Transportation Trust Fund Authority (Transportation Program Bonds),
Series AA, 5.00% due 6/15/2038	3,500,000	3,765,321
Series CC, 5.00% due 6/15/2042	3,750,000	4,122,135
New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2039	2,000,000	2,162,615
New Mexico — 0.9%
Albuquerque Municipal School District No. 12 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2035	500,000	562,075
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group),
Series A, 5.00% due 7/1/2033	360,000	331,010
Series LA, 5.00% due 7/1/2032	575,000	533,112
New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2036 - 8/1/2037	1,955,000	2,123,571
New Mexico Institute of Mining & Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	1,910,000	1,967,526
New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series A Class I, 4.50% due 9/1/2044	3,000,000	3,004,227
Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.00% due 9/1/2040	825,000	791,474
New York — 7.2%
Build NYC Resource Corp. (Kipp NYC Public Charter Schools), 5.00% due 7/1/2042	2,300,000	2,385,673
City of Long Beach (Insured: BAM) GO, Series B, 5.25% due 7/15/2042	1,000,000	1,107,151
City of New York (City Budget Financial Management) GO,
Series G, 5.00% due 8/1/2027	4,530,000	4,535,327
Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	9,050,114
City of New York GO,
Series A, 5.00% due 8/1/2039	1,000,000	1,075,300
Series D-1, 5.25% due 5/1/2040 - 5/1/2041	2,500,000	2,812,956
Dutchess County Local Development Corp. (Tompkins Terrace Housing LP; Collateralized: FNMA), 5.00% due 10/1/2040	3,100,000	3,361,969
Metropolitan Transportation Authority,
Series D, 5.00% due 11/15/2030 - 11/15/2035	8,295,000	8,705,600
Series D-1, 5.00% due 11/15/2031	2,285,000	2,352,101
Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2035 - 11/15/2036	1,820,000	1,902,817
New York City Housing Development Corp., Series B, 5.05% due 11/1/2043	4,250,000	4,446,244
New York City Housing Development Corp. (CSA Preservation Partners LLC), Series A, 4.45% due 8/1/2043	1,500,000	1,501,212
New York City Transitional Finance Authority Future Tax Secured Revenue,
Series A, 5.00% due 11/1/2036	1,230,000	1,384,819
Series A2, 5.00% due 5/1/2039	1,000,000	1,084,821
Series A-3, 4.00% due 8/1/2042	2,500,000	2,457,802
New York State Dormitory Authority (Cornell University) (Green Bond), Series D, 5.00% due 7/1/2036	500,000	629,208
New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2042	5,000,000	5,454,295
New York State Thruway Authority (State of New York Personal Income Tax Revenue), 5.00% due 3/15/2041	1,500,000	1,667,789
New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A, 5.00% due 3/15/2041 - 3/15/2042	4,300,000	4,675,925
Port Authority of New York & New Jersey AMT,
Series 186, 5.00% due 10/15/2037	3,000,000	3,021,888
Series 207, 5.00% due 9/15/2030	1,400,000	1,485,858
State of New York Mortgage Agency (Insured: SONYMA) AMT,
Series 248, 4.05% due 10/1/2031	2,035,000	1,960,456
Series 253, 4.70% due 10/1/2038	995,000	998,925
Triborough Bridge & Tunnel Authority, Series D, 5.00% due 11/15/2033	250,000	286,373
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue), Series A, 4.00% due 5/15/2040	1,500,000	1,537,590
Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029	250,000	260,089
Yonkers (New Community School Project) (State Aid Withholding) IDA, 4.00% due 5/1/2041	250,000	256,524
North Carolina — 0.8%
Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,192,072
Greater Asheville Regional Airport Authority (Insured: AGM) AMT, 5.25% due 7/1/2042 - 7/1/2043	1,450,000	1,592,877
North Carolina Medical Care Commission (Plantation Village Obligated Group), Series A, 4.00% due 1/1/2041	1,020,000	860,030
North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030 (pre-refunded 6/1/2025)	3,000,000	3,055,017
Ohio — 2.2%
Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031 (pre-refunded 12/15/2024)	3,075,000	3,107,072
City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,001,112
City of Cleveland GO, 5.00% due 12/1/2026	15,000	15,017
Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	1,816,047
County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	8,099,324
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Northeast Ohio Medical University (Insured: BAM),
	5.00% due 12/1/2038 - 12/1/2041	$ 2,420,000	$ 2,614,608
	Series B, 4.00% due 12/1/2038 - 12/1/2042	1,860,000	1,791,597
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2037	840,000	893,605
	Ohio Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series B, 4.80% due 9/1/2043	995,000	1,013,873
	Polaris Career Center COP, 5.00% due 11/1/2041	1,150,000	1,171,995
	Oklahoma — 1.0%
	Clinton Public Works Authority, 5.00% due 10/1/2039	3,335,000	3,613,990
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2025	850,000	861,106
	Oklahoma County Finance Authority (Oklahoma County ISD No. 4 Choctaw-Nicoma Park), 4.00% due 9/1/2038	5,000,000	5,131,445
	Oregon — 0.2%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.95% due 7/1/2038 (put 5/1/2024)	1,500,000	1,499,757
	Salem Hospital Facility Authority (Capital Manor, Inc. Obligated Group), 4.00% due 5/15/2040	500,000	434,773
	Pennsylvania — 5.7%
	City of Philadelphia (Pennsylvania Gas Works),
	Series 13, 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,345,815
	Series 14, 5.00% due 10/1/2034	500,000	520,724
	City of Philadelphia (Philadelphia Gas Works), Series 15, 5.00% due 8/1/2042	2,500,000	2,583,390
	City of Philadelphia Airport Revenue (Insured: AGM) AMT, 4.00% due 7/1/2038 - 7/1/2041	3,410,000	3,428,295
	City of Philadelphia Airport Revenue AMT,
	Series B, 5.00% due 7/1/2030 - 7/1/2037	3,175,000	3,286,605
	Series C, 5.00% due 7/1/2032	1,380,000	1,481,271
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,291,525
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,061,626
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2025	545,000	558,324
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	3,592,704
[a]	Montgomery County (Constellation Energy Generation LLC) IDA AMT, Series C, 4.45% due 10/1/2034 (put 4/3/2028)	1,000,000	1,005,482
	Pennsylvania (Pennsylvania Department of Transportation) EDFA AMT, 5.50% due 6/30/2043	6,000,000	6,651,450
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, Series B-2, 5.00% due 7/1/2042	1,250,000	1,310,180
	Pennsylvania (UPMC Obligated Group) EDFA,
	Series A,
	4.00% due 10/15/2037	1,000,000	1,027,621
	5.00% due 2/15/2036	1,000,000	1,126,101
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group), Series A, 4.00% due 8/15/2042	1,000,000	1,001,514
	Pennsylvania Housing Finance Agency (Cambridge Community Partners LP; Collateralized: FNMA), Series A, 5.55% due 11/1/2042	1,100,000	1,259,078
	Pennsylvania Housing Finance Agency AMT, 5.00% due 4/1/2027	1,500,000	1,549,066
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding), Series B, 5.00% due 6/1/2027	5,000,000	5,283,470
	Pennsylvania Turnpike Commission, Series 2, 5.00% due 12/1/2036	1,150,000	1,222,325
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	11,736,370
	School District of Philadelphia (State Aid Withholding) GO, Series A, 4.00% due 9/1/2041	1,000,000	996,422
	Rhode Island — 0.6%
	Rhode Island Housing & Mortgage Finance Corp. (Collateralized: GNMA), Series 81-A, 5.25% due 10/1/2043	2,000,000	2,148,334
	State of Rhode Island & Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	3,598,789
	South Carolina — 2.6%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,004,229
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series B-1, 5.25% due 2/1/2054 (put 3/1/2031)	6,000,000	6,494,454
[a]	Patriots Energy Group Financing Agency (Guaranty: Sumitomo Mitsui Banking Corp.), Series A1, 5.25% due 10/1/2054 (put 8/1/2031)	9,500,000	10,170,263
[a]	South Carolina Jobs-EDA (Guaranty: International Paper Co.) AMT, Series A, 4.00% due 4/1/2033 (put 4/1/2026)	2,000,000	2,000,754
	South Carolina State Housing Finance & Development Authority, Series A, 4.50% due 7/1/2044	5,000,000	5,039,910
	South Dakota — 0.4%
[c]	South Dakota (Collateralized: GNMA, FNMA, FHLMC) HDA, Series A, 4.45% due 11/1/2044	2,500,000	2,500,673
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	1,837,965
	Tennessee — 3.0%
	Knox County Health Educational & Housing Facility Board (Provident Group - UTK Properties LLC; Insured: BAM), Series A-1, 5.00% due 7/1/2043 - 7/1/2044	975,000	1,045,256
	Memphis-Shelby County Airport Authority AMT, Series A, 5.00% due 7/1/2026 - 7/1/2033	2,320,000	2,482,972
	Shelby County Health Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2031 - 5/1/2035	2,925,000	3,071,379
[a]	Tennergy Corp. (Guaranty: Morgan Stanley Group), Series A, 4.00% due 12/1/2051 (put 9/1/2028)	2,000,000	1,997,894
	Tennessee (Collateralized: GNMA, FNMA, FHLMC) HDA, Series 3A, 5.20% due 7/1/2043	1,975,000	2,105,388
[a]	Tennessee Energy Acquisition Corp. (Guaranty: Goldman Sachs Group, Inc.), Series A-1, 5.00% due 5/1/2053 (put 5/1/2028)	5,000,000	5,179,810
[a]	Tennessee Energy Acquisition Corp. (Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	11,785,000	12,448,979
42 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Tennessee HDA, Series 2A, 4.45% due 7/1/2043	$ 1,000,000	$ 1,000,217
	Texas — 10.0%
	Calallen (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2043	750,000	831,554
	Celina (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2042 - 2/15/2043	1,250,000	1,395,607
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2035 - 11/15/2042	5,740,000	6,222,470
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	9,855,786
	City of Galveston (Galveston Island Convention Center; Insured: AGM), Series B, 5.00% due 9/1/2024	575,000	575,566
	City of Houston Airport System Revenue AMT,
	Series A,
	4.00% due 7/1/2041	1,310,000	1,306,225
	5.00% due 7/1/2033 - 7/1/2041	2,500,000	2,651,338
	City of Houston Airport System Revenue AMT; (Insured: AGM), Series A, 5.25% due 7/1/2042	1,000,000	1,099,080
	City of McAllen (International Toll Bridge Revenue; Insured: AGM), Series A, 5.00% due 3/1/2029 - 3/1/2032	4,730,000	4,885,790
	City of McKinney Waterworks & Sewer System Revenue, 5.00% due 3/15/2041 - 3/15/2042	900,000	982,771
	City of New Braunfels Utility System Revenue, 5.00% due 7/1/2042	1,750,000	1,939,649
	City of Port Arthur (CTFS Obligation; Insured: BAM) GO,
	4.00% due 2/15/2040 - 2/15/2042	1,750,000	1,766,905
	5.00% due 2/15/2039 - 2/15/2043	2,350,000	2,617,108
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,226,726
	City of San Antonio (Public Facilities Corp.), 5.00% due 9/15/2040	2,000,000	2,235,646
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2037	500,000	533,287
[a]	City of San Antonio Electric & Gas Systems Revenue, Series A, 1.75% due 2/1/2033 (put 12/1/2024)	3,995,000	3,920,138
	Clifton Higher Education Finance Corp. (International Leadership of Texas, Inc.; Insured: PSF-GTD), Series A, 4.00% due 8/15/2044	1,280,000	1,248,535
	Corpus Christi (Insured: PSF-GTD) ISD GO, 4.00% due 8/15/2043	1,500,000	1,508,051
	County of Bexar GO, 4.00% due 6/15/2036	1,000,000	1,005,608
	Crosby (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2042	1,000,000	1,009,504
	Greater Texas Cultural Education Facilities Finance Corp. (County of Fort Bend), Series A, 5.00% due 3/1/2034	1,185,000	1,349,346
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group),
	5.00% due 7/1/2040	5,000,000	5,143,795
	Series A, 5.00% due 12/1/2028	3,000,000	3,028,095
	Hays Consolidated (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2043	1,000,000	1,006,105
	Houston (Insured: PSF-GTD) ISD GO, Series A, 4.00% due 2/15/2041	4,900,000	4,818,733
	Lower Colorado River Authority (LCRA Transmission Services Corp.),
	5.00% due 5/15/2039	750,000	784,682
	Series A,
	5.00% due 5/15/2039	500,000	544,613
	5.25% due 5/15/2042	1,410,000	1,578,104
	Matagorda County Navigation District No. 1 (AEP Texas, Inc.) AMT, 4.25% due 5/1/2030	2,000,000	2,041,692
[a]	Mission Economic Development Corp. (Republic Services, Inc.) AMT, 4.10% due 1/1/2026 (put 5/1/2024)	3,750,000	3,750,000
[a]	Mission Economic Development Corp. (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.25% due 6/1/2048 (put 6/3/2024)	1,100,000	1,099,112
	Newark Higher Education Finance Corp. (Hughen Center, Inc.; Insured: PSF-GTD), Series A, 5.00% due 8/15/2042	600,000	652,428
	North Texas Tollway Authority (North Texas Tollway System), Series A, 4.125% due 1/1/2040	1,500,000	1,549,200
	Pecos Barstow Toyah (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2043	1,000,000	1,024,358
	Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group), Series B, 5.00% due 7/1/2036	1,185,000	1,270,815
	Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group), 5.00% due 10/1/2040	3,520,000	3,864,823
[a]	Texas Municipal Gas Acquisition & Supply Corp. IV (Guaranty: BP plc), Series B, 5.50% due 1/1/2054 (put 1/1/2034)	6,000,000	6,699,834
	Texas Public Finance Authority (Texas Southern University; Insured: BAM), 5.25% due 5/1/2040	500,000	543,979
	Texas State Technical College (Insured: AGM), Series A, 5.50% due 8/1/2042	2,000,000	2,290,126
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	3,350,000	3,363,226
	Waco Educational Finance Corp. (Baylor University Issue), 4.00% due 3/1/2041	850,000	865,054
	Utah — 0.2%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	500,000	526,072
	Utah Housing Corp. (Collateralized: GNMA, FNMA, FHLMC), Series C, 4.45% due 1/1/2044	1,350,000	1,351,812
	Utah Telecommunication Open Infrastructure Agency, 5.50% due 6/1/2040	500,000	579,057
	Virginia — 0.8%
	Virginia HDA, Series D, 4.50% due 8/1/2043	2,000,000	2,022,364
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2029	850,000	882,581
[a]	Wise County (Virginia Electric & Power Co.) IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	5,155,000	5,118,997
	Washington — 0.6%
	Clark County Public Utility District No. 1, 5.00% due 1/1/2040 - 1/1/2041	1,000,000	1,114,403
	State of Washington GO, Series 2021A, 5.00% due 6/1/2040	2,225,000	2,434,942
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group), Series A, 5.00% due 7/1/2043	$ 1,000,000	$ 1,007,403
[b]	Washington State Housing Finance Commission (Seattle Academy of Arts & Sciences), 5.875% due 7/1/2043	1,000,000	1,098,069
	Wisconsin — 2.3%
	Public Finance Authority (National Senior Communities Obligated Group), 4.00% due 1/1/2028 - 1/1/2042	5,235,000	5,119,947
	Public Finance Authority (Texas Biomedical Research Institute), Series A, 4.00% due 6/1/2040 - 6/1/2041	525,000	484,310
[a]	Public Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A-2, 4.10% due 10/1/2025 (put 5/1/2024)	2,900,000	2,889,409
	Racine (Insured: AGM) USD GO, 5.00% due 4/1/2039 - 4/1/2042	3,850,000	4,226,439
	Wisconsin Health & Educational Facilities Authority (Ascension Health), Series A, 5.00% due 11/15/2036	2,380,000	2,441,295
	Wisconsin Housing (Collateralized: GNMA, FNMA, FHLMC) EDA, Series A, 4.85% due 9/1/2043	5,000,000	5,187,975
	WPPI Energy, Series A, 5.00% due 7/1/2030 - 7/1/2036	2,280,000	2,471,425
	Total Long-Term Municipal Bonds — 92.2% (Cost $882,728,712)		907,123,213
	Short-Term Municipal Bonds — 6.7%
	Colorado — 0.2%
[a]	Colorado Educational & Cultural Facilities Authority (Jewish Federation of South Palm Beach County, Inc.; LOC Bank Of America NA), Series A-12, 4.50% due 2/1/2038 (put 4/1/2024)	1,500,000	1,500,000
	Florida — 0.2%
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series B-REMK, 4.50% due 10/1/2042 (put 4/1/2024)	505,000	505,000
[a,b]	JP Morgan Chase Putters/Drivers Trust (LOC JP Morgan Chase Bank NA), Series 5032, 4.55% due 12/15/2034 (put 4/1/2024)	1,700,000	1,700,000
	Kentucky — 2.0%
	County of Meade (Nucor Corp.) AMT,
[a]	Series A-1, 5.16% due 7/1/2060 - 8/1/2061 (put 4/1/2024)	11,560,000	11,560,000
[a]	Series A-2, 5.16% due 7/1/2060 (put 4/1/2024)	7,950,000	7,950,000
	New York — 0.8%
[a]	City of New York (SPA Barclays Bank plc) GO, Series F-5, 4.45% due 6/1/2044 (put 4/1/2024)	280,000	280,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank NA),
[a]	Series B4, 4.55% due 8/1/2042 (put 4/1/2024)	500,000	500,000
[a]	Series E-3, 4.55% due 2/1/2045 (put 4/1/2024)	500,000	500,000
[a]	Series E-4, 4.55% due 2/1/2045 (put 4/1/2024)	7,000,000	7,000,000
	North Carolina — 0.4%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank NA), Series B, 4.45% due 1/15/2038 (put 4/1/2024)	4,435,000	4,435,000
	Ohio — 0.4%
[a]	State of Ohio (University Hospitals Health System, Inc. Obligated Group; LOC PNC Bank NA), Series A, 4.42% due 1/15/2046 (put 4/1/2024)	4,350,000	4,350,000
	Texas — 2.6%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises LLC), 4.85% due 4/1/2040 (put 4/1/2024)	25,450,000	25,450,000
	Utah — 0.1%
[a]	City of Murray (Intermountain Healthcare Obligated Group), Series C, 4.45% due 5/15/2036 (put 4/1/2024)	840,000	840,000
	Total Short-Term Municipal Bonds — 6.7% (Cost $66,570,000)		66,570,000
	Total Investments — 98.9% (Cost $949,298,712)		$973,693,213
	Other Assets Less Liabilities — 1.1%		10,353,080
	Net Assets — 100.0%		$984,046,293

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $7,542,835, representing 0.77% of the Fund’s net assets.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
EDA	Economic Development Authority
44 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District

See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 45

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.6%
	Alabama — 1.9%
	Alabama Housing Finance Authority (TBG Southtown Senior LP; Collateralized: FNMA), Series 2023-04FN Class PT, 5.23% due 10/1/2041	$1,500,000	$ 1,662,887
[a]	Southeast Alabama Gas Supply District (Guaranty: Morgan Stanley Group), 5.00% due 6/1/2049 (put 5/1/2032)	1,000,000	1,071,264
[a]	Southeast Alabama Gas Supply District (Guaranty: Pacific Life Insurance Co.), Series A, 5.00% due 8/1/2054 (put 4/1/2032)	1,000,000	1,074,448
[a]	Southeast Energy Authority A Cooperative District, Series B, 5.00% due 1/1/2054 (put 6/1/2030)	1,000,000	1,060,831
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), Series A, 5.50% due 1/1/2053 (put 12/1/2029)	1,000,000	1,074,571
	Arizona — 4.3%
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2031	2,500,000	2,521,210
	Chandler (Intel Corp.) IDA AMT,
[a]	4.10% due 12/1/2037 (put 6/15/2028)	850,000	854,109
[a]	Series 2022-2, 5.00% due 9/1/2052 (put 9/1/2027)	1,855,000	1,908,673
	City of Phoenix Civic Improvement Corp. (Phoenix Airport Revenue) AMT, Series B, 5.00% due 7/1/2044	1,000,000	1,044,644
[a]	Coconino County Pollution Control Corp. (Nevada Power Co.) AMT, Series A, 4.125% due 9/1/2032 (put 3/31/2026)	1,000,000	993,348
[b]	County of Pima (La Posada at Park Centre, Inc. Obligated Group) IDA, Series A, 5.75% due 11/15/2024	415,000	415,144
	County of Pima (TMC HealthCare Obligated Group) IDA, Series A, 4.00% due 4/1/2041	1,000,000	984,102
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series A-3, 5.00% due 1/1/2053 (put 11/1/2030)	1,000,000	1,103,592
[a]	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico), Series A, 0.875% due 6/1/2043 (put 10/1/2026)	3,000,000	2,763,123
	Yavapai County (Waste Management, Inc.) IDA AMT, 1.30% due 6/1/2027	1,000,000	883,542
	California — 6.1%
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	760,870
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2036	500,000	518,263
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, Series A, 6.25% due 2/1/2026	820,000	821,721
[a]	California Community Choice Financing Authority (Guaranty: Deutsche Bank AG) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	3,700,000	3,908,103
[a]	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond), Series B-1, 4.00% due 2/1/2052 (put 8/1/2031)	1,000,000	1,003,839
	California Educational Facilities Authority (University of Redlands), Series A, 5.00% due 10/1/2044	500,000	514,569
[a,b]	California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) AMT, Series A, 3.95% due 1/1/2050 (put 1/30/2025)	750,000	742,157
	California Municipal Finance Authority (Greenfield Commons Eah LP; Collateralized: FNMA) (Green Bond), Series A, 5.28% due 9/1/2046	1,400,000	1,521,317
[b]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) LP Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	994,898
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 4.125% due 7/1/2043 (put 8/15/2024)	1,000,000	1,000,340
[b]	California School Finance Authority, Series A, 5.00% due 10/1/2042	1,000,000	1,015,753
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2030	175,000	183,979
	Calipatria (Educational Facilities; Insured: BAM) USD GO, Series B, Zero Coupon due 8/1/2025	670,000	628,568
	City of Long Beach Airport System Revenue (Insured: AGM) AMT,
	Series C,
	5.00% due 6/1/2042	750,000	814,052
	5.25% due 6/1/2047	500,000	540,700
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	625,729
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series A, 6.50% due 11/1/2039	1,245,000	1,608,196
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035 (pre-refunded 8/1/2025)	1,000,000	1,024,025
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	826,609
	Colorado — 3.0%
	City & County of Denver Airport System Revenue AMT, Series A, 5.00% due 11/15/2036 - 11/15/2039	1,565,000	1,718,491
	Colorado (CommonSpirit Health Obligated Group) HFA, 5.50% due 11/1/2047	1,000,000	1,112,457
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039 - 11/1/2044	3,015,000	3,200,922
	Public Authority for Colorado Energy (Natural Gas Purchase; Guaranty: Merrill Lynch & Co.), 6.50% due 11/15/2038	260,000	322,888
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2032	1,215,000	1,336,099
	Village Metropolitan District GO, 5.00% due 12/1/2040	1,000,000	966,580
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049 (pre-refunded 12/1/2024)	595,000	618,637
	Connecticut — 1.5%
	Connecticut Housing Finance Authority, Series B, 4.65% due 11/15/2048	850,000	865,529
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,174,028
	Series E, 5.00% due 9/15/2033	1,350,000	1,479,900
	Delaware — 0.7%
	Delaware State (ACTS Retirement-Life Communities, Inc. Obligated Group) EDA, Series B, 5.25% due 11/15/2053	1,000,000	1,031,927
	Delaware State (Beebe Medical Center, Inc.) HFA, 4.00% due 6/1/2035	1,080,000	1,066,231
	District of Columbia — 1.0%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,329,099
	Metropolitan Washington Airports Authority Aviation Revenue AMT, Series A, 4.00% due 10/1/2041	1,750,000	1,722,751
46 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Florida — 5.9%
[b]	Capital Trust Agency, Inc. (Southeastern University Obligated Group), Series A, 6.25% due 5/1/2048	$3,000,000	$ 3,000,990
[b]	Charlotte County (Town & Country Utilities Projects) IDA AMT, 5.00% due 10/1/2029	390,000	392,058
	City of Pompano Beach (John Knox Village of Florida, Inc. Obligated Group),
	4.00% due 9/1/2040	1,000,000	904,196
	Series A, 4.00% due 9/1/2036	500,000	481,786
	County of Broward Airport System Revenue AMT, 5.00% due 10/1/2042	2,000,000	2,057,860
[a]	County of Escambia (International Paper Co.), Series B, 2.00% due 11/1/2033 (put 10/1/2024)	775,000	768,393
	County of Miami-Dade Aviation Revenue AMT, Series A, 5.00% due 10/1/2035	1,840,000	1,850,019
	County of Miami-Dade Seaport Department AMT, Series A, 5.25% due 10/1/2052	500,000	526,194
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2056	1,000,000	979,951
	Lee County (Cypress Cove at Healthpark Florida Obligated Group) IDA, Series B-1, 3.75% due 10/1/2027	1,000,000	937,282
	Miami-Dade County School Board (District School Facilities & Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,101,186
	Orange County (Presbyterian Retirement Communities Inc Obligated Group) HFA, 5.00% due 8/1/2040	2,000,000	2,012,148
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,046,694
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2047	250,000	253,639
	Palm Beach County (Lifespace Communities, Inc. Obligated Group) HFA, Series C, 7.625% due 5/15/2058	500,000	552,622
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,519,128
	Georgia — 3.6%
	City of Atlanta (Airport Passenger Facility) (Green Bond) AMT, Series E, 5.00% due 7/1/2040	100,000	109,875
	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.),
[a]	Series C, 4.00% due 5/1/2052 (put 12/1/2028)	1,500,000	1,507,994
[a]	Series D, 5.00% due 5/1/2054 (put 12/1/2030)	1,000,000	1,058,920
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2036	3,700,000	3,967,184
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[a]	Series A, 4.00% due 7/1/2052 (put 9/1/2027)	1,250,000	1,259,546
[a]	Series E-1, 5.00% due 12/1/2053 (put 6/1/2031)	3,000,000	3,203,169
	Guam — 0.3%
	Guam Waterworks Authority (Water & Wastewater System),
	5.00% due 7/1/2028	500,000	501,186
	5.25% due 7/1/2024	500,000	501,418
	Hawaii — 0.7%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2033	2,000,000	2,174,858
	Illinois — 13.2%
	Chicago Board of Education Dedicated Capital Improvement Tax,
	5.50% due 4/1/2042	500,000	556,304
	5.75% due 4/1/2048	1,000,000	1,114,082
	Chicago Board of Education GO, Series A, 6.00% due 12/1/2049	1,000,000	1,104,530
	City of Chicago (Chicago O’Hare International Airport) AMT, Series A, 5.00% due 1/1/2028 - 1/1/2042	2,000,000	2,068,123
	City of Chicago (Midway International Airport) AMT, Series A, 5.00% due 1/1/2026 - 1/1/2034	2,500,000	2,521,605
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,517,494
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,593,058
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	1,047,639
	5.625% due 1/1/2031	500,000	523,035
	6.00% due 1/1/2038	3,330,000	3,478,901
	Illinois Finance Authority (Plymouth Place Obligated Group), Series A, 6.625% due 5/15/2052	1,000,000	1,022,222
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2035	2,355,000	2,387,082
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	723,064
	Illinois Finance Authority (Washington & Jane Smith Community-Orland Park), 4.00% due 10/15/2024 - 10/15/2027	1,225,000	1,168,794
	Illinois State Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,025,414
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2025 - 4/1/2036	1,515,000	1,605,268
	Metropolitan Pier & Exposition Authority, Series A, 5.00% due 6/15/2050	1,500,000	1,555,992
	Sales Tax Securitization Corp.,
	Series A,
	4.00% due 1/1/2038	1,000,000	1,012,052
	5.00% due 1/1/2029	1,000,000	1,068,937
	State of Illinois GO,
	5.00% due 2/1/2039	600,000	600,092
	5.50% due 5/1/2039	375,000	412,468
	5.75% due 5/1/2045	1,600,000	1,751,667
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A, 5.50% due 3/1/2042	$1,000,000	$ 1,125,534
	Series D, 5.00% due 11/1/2028	3,000,000	3,183,120
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	4,850,545
	State of Illinois Sales Tax Revenue (Insured: BAM-TCRS), Series B, 4.75% due 6/15/2043	2,005,000	2,091,646
	Indiana — 1.5%
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	1,300,000	1,298,586
[a]	Indiana Finance Authority (Republic Services, Inc.) AMT, 4.20% due 12/1/2037 (put 6/3/2024)	2,000,000	2,000,000
[a]	Indiana Finance Authority (Southern Indiana Gas & Electric Co.) AMT, Series B, 4.00% due 5/1/2043 (put 8/1/2028)	1,500,000	1,514,455
	Iowa — 1.5%
[a]	Iowa Finance Authority (Iowa Fertilizer Co. LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	2,075,000	2,182,143
	Iowa Higher Education Loan Authority (Des Moines University Osteopathic Medical Center), 5.00% due 10/1/2047	750,000	766,228
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	1,650,000	1,686,242
	Kansas — 1.4%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	1,500,000	1,688,140
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	500,000	501,059
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,013,082
	Kentucky — 4.0%
[b]	City of Henderson (Guaranty: Pratt Industries, Inc.) AMT, Series B, 4.45% due 1/1/2042	1,000,000	998,053
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	1,500,000	1,532,897
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
	Series A-1,
[a]	4.00% due 8/1/2052 (put 8/1/2030)	5,500,000	5,494,043
[a]	5.25% due 4/1/2054 (put 2/1/2032)	4,000,000	4,337,284
	Louisiana — 1.4%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034 (pre-refunded 12/1/2024)	400,000	403,925
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), 5.00% due 5/15/2046	3,000,000	3,056,175
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	749,240
	Massachusetts — 0.3%
	Massachusetts (Jordan Hospital & Milton Hospital) DFA, Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	568,509
	Massachusetts Housing Finance Agency, Series C1, 5.20% due 12/1/2053	500,000	521,698
	Michigan — 5.4%
	City of Detroit GO,
	5.00% due 4/1/2024	400,000	400,021
	Series A, 5.00% due 4/1/2032	300,000	328,508
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,062,625
	Gerald R Ford International Airport Authority AMT, 5.00% due 1/1/2041	1,200,000	1,292,419
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital), Series A, 5.25% due 5/15/2041	140,000	140,163
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 4.00% due 4/15/2042	1,000,000	1,000,908
	Michigan Finance Authority (State Department of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,001,094
	Michigan Finance Authority (Trinity Health Corp. Obligated Group),
	Series 2017-MI, 5.00% due 12/1/2027	165,000	173,702
	Series A, 4.00% due 12/1/2040	1,000,000	1,002,441
	Michigan HDA,
	Series A, 4.90% due 12/1/2048	1,400,000	1,427,990
	Series B, 2.95% due 12/1/2039	3,000,000	2,571,042
	Michigan State Hospital Finance Authority (Ascension Health Credit Group), Series F-4, 5.00% due 11/15/2047	2,250,000	2,347,227
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	2,642,598
	Wayne State University (Educational Facilities & Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,260,960
	Minnesota — 0.3%
	City of Coon Rapids (Mississippi View Housing Partners LP; Collateralized: FNMA), Series M, 5.60% due 12/1/2039	998,847	1,066,602
	Nebraska — 1.1%
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 9/1/2031	1,500,000	1,595,242
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	1,790,362
	Nevada — 1.4%
	City of Las Vegas Special Improvement District No. 814 (Summerlin Village 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	1,025,000	909,780
[a]	County of Washoe (Sierra Pacific Power Co.) AMT, Series F, 4.125% due 3/1/2036 (put 10/1/2029)	750,000	759,334
[a,b]	State of Nevada Department of Business & Industry (Republic Services, Inc.) AMT, Series 2001-REMK, 4.50% due 12/1/2026 (put 6/3/2024)	2,600,000	2,587,208
	New Hampshire — 0.5%
	New Hampshire Business Finance Authority (Presbyterian Homes Obligated Group), Series A, 5.25% due 7/1/2048	400,000	418,326
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	1,250,000	1,243,415
48 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New Jersey — 4.4%
	Camden County Improvement Authority (KIPP Cooper Norcross Obligated Group), 6.00% due 6/15/2052	$1,000,000	$ 1,079,830
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.00% due 11/1/2033	500,000	551,901
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N1, 5.50% due 9/1/2027	1,000,000	1,077,124
	New Jersey Housing & Mortgage Finance Agency (Riverview Towers Preservation LLC), Series B, 5.25% due 12/20/2065	1,600,000	1,651,635
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2035	2,000,000	2,168,010
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A-1, 5.00% due 6/15/2027	3,000,000	3,108,894
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	1,500,000	1,613,709
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034	700,000	754,758
	South Jersey Transportation Authority, Series A, 5.25% due 11/1/2052	1,500,000	1,589,139
	New Mexico — 1.8%
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 3.90% due 6/1/2040 (put 6/1/2028)	750,000	748,493
	City of Santa Fe (El Castillo Retirement Residences Obligated Group),
	5.00% due 5/15/2034	1,465,000	1,395,584
	Series A, 5.00% due 5/15/2049	1,450,000	1,294,451
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2033 - 7/1/2034	1,070,000	978,764
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series B, 5.00% due 8/1/2049 (put 8/1/2025)	1,250,000	1,269,754
	New York — 2.6%
	Build NYC Resource Corp. (Kipp NYC Public Charter Schools), 5.25% due 7/1/2052	1,000,000	1,028,310
	City of New York (City Budget Financial Management) GO, Series J, 5.00% due 8/1/2031	1,500,000	1,508,357
	Dutchess County Local Development Corp. (Tompkins Terrace Housing LP; Collateralized: FNMA), 5.00% due 10/1/2040	1,000,000	1,084,506
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2030	1,045,000	1,083,559
	New York Transportation Development Corp. (Delta Air Lines, Inc.) AMT, 6.00% due 4/1/2035	1,000,000	1,120,000
	Port Authority of New York & New Jersey AMT, Series 186, 5.00% due 10/15/2037	500,000	503,648
	State of New York Mortgage Agency (Insured: SONYMA) AMT,
	Series 248,
	4.10% due 4/1/2032	770,000	741,332
	4.125% due 10/1/2032	210,000	202,042
	4.20% due 4/1/2033	845,000	816,080
	North Carolina — 1.2%
	Greater Asheville Regional Airport Authority (Insured: AGM) AMT, Series A, 5.25% due 7/1/2039	1,000,000	1,106,423
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	1,500,000	1,527,508
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	1,000,000	1,065,562
	Ohio — 1.6%
	Akron, Bath & Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.25% due 11/15/2030	1,420,000	1,468,462
	Buckeye Tobacco Settlement Financing Authority, Series B-2, 5.00% due 6/1/2055	1,000,000	944,167
	County of Hamilton (Life Enriching Communities Obligated Group), Series A, 5.50% due 1/1/2043	500,000	505,814
	Northeast Ohio Medical University (Insured: BAM), 5.00% due 12/1/2043	775,000	822,652
[a]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	200,000	194,804
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2038	1,105,000	1,167,404
	Oregon — 1.0%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.95% due 7/1/2038 (put 5/1/2024)	1,000,000	999,838
[a]	Oregon Health & Science University (Oregon Health & Science University Obligated Group), Series B2, 5.00% due 7/1/2046 (put 2/1/2032)	1,900,000	2,132,131
	Pennsylvania — 4.7%
	City of Philadelphia (Pennsylvania Gas Works), Series 15, 5.00% due 8/1/2047	1,000,000	1,024,521
	City of Philadelphia Airport Revenue AMT, Series B, 5.00% due 7/1/2042	1,000,000	1,020,853
	City of Philadelphia IDA, 5.00% due 5/1/2024	1,000,000	1,000,823
	City of Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,418,471
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,073,950
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,020,542
[a]	Montgomery County (Constellation Energy Generation LLC) IDA AMT, Series C, 4.45% due 10/1/2034 (put 4/3/2028)	500,000	502,741
	Northeastern Pennsylvania Hospital & Education Authority (King’s College), 5.00% due 5/1/2030 - 5/1/2031	2,230,000	2,316,199
	Pennsylvania (Pennsylvania Department of Transportation) EDFA AMT, 5.75% due 6/30/2048	1,000,000	1,109,828
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, 4.00% due 7/1/2033 - 7/1/2046	2,800,000	2,702,772
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	1,500,000	1,381,785
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2038	100,000	106,195
	Rhode Island — 0.1%
	Pawtucket Housing Authority, 5.50% due 9/1/2024	250,000	250,294
	South Carolina — 2.5%
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series B-1, 5.25% due 2/1/2054 (put 3/1/2031)	1,350,000	1,461,252
[a]	Patriots Energy Group Financing Agency (Guaranty: Sumitomo Mitsui Banking Corp.), Series A1, 5.25% due 10/1/2054 (put 8/1/2031)	5,000,000	5,352,770
[a]	South Carolina Jobs-EDA (Guaranty: International Paper Co.) AMT, Series A, 4.00% due 4/1/2033 (put 4/1/2026)	1,000,000	1,000,377
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Tennessee — 1.0%
	Shelby County Health Educational & Housing Facility Board (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2036	$1,000,000	$ 1,048,816
	Tennessee Energy Acquisition Corp. (Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2024	500,000	501,970
[a]	Tennessee Energy Acquisition Corp. (Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	1,500,000	1,584,511
	Texas — 7.0%
	City of Aubrey Jackson Ridge Public Improvement District (Insured: BAM)), 5.00% due 9/1/2045	1,000,000	1,056,589
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2038	2,000,000	2,191,040
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	1,957,613
	City of Houston Airport System Revenue AMT, Series A, 4.00% due 7/1/2040	1,500,000	1,496,139
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	65,000	64,651
	Greater Texas Cultural Education Facilities Finance Corp. (Fort County Bend), Series A, 4.00% due 3/1/2040 - 3/1/2041	2,000,000	2,024,699
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group), Series A, 5.00% due 7/1/2052	1,500,000	1,597,305
	Matagorda County Navigation District No. 1 (AEP Texas, Inc.) AMT, 4.25% due 5/1/2030	1,350,000	1,378,142
[a]	Mission Economic Development Corp. (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.25% due 6/1/2048 (put 6/3/2024)	1,000,000	999,193
	Newark Higher Education Finance Corp. (Hughen Center, Inc.; Insured: PSF-GTD), Series A, 5.00% due 8/15/2052	500,000	527,244
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2029	1,435,000	1,512,137
[a]	Texas Municipal Gas Acquisition & Supply Corp. IV (Guaranty: BP plc), Series B, 5.50% due 1/1/2054 (put 1/1/2034)	2,000,000	2,233,278
	Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) AMT, 5.50% due 12/31/2058	850,000	932,442
	Texas State Technical College (Insured: AGM), Series A, 5.75% due 8/1/2047	545,000	622,867
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	3,000,000	3,011,844
	U. S. Virgin Islands — 0.2%
	Matching Fund Special Purpose Securitization Corp., Series A, 5.00% due 10/1/2025	500,000	508,523
	Utah — 0.7%
[b]	Utah Charter School Finance Authority (Freedom Academy Foundation), Series A, 5.00% due 6/15/2041	900,000	806,265
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039 - 4/15/2049	1,200,000	1,231,086
	Virginia — 1.2%
	Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay Obligated Group), Series A, 7.00% due 9/1/2053	1,000,000	1,121,854
	Virginia HDA,
	Series C, 4.70% due 7/1/2043	1,205,000	1,234,197
	Series D, 4.70% due 8/1/2048	1,500,000	1,514,282
	Washington — 1.2%
	Washington Health Care Facilities Authority (CommonSpirit Health Obligated Group), Series A2, 5.00% due 8/1/2044	1,000,000	1,041,717
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group),
	Series A, 5.00% due 7/1/2048	1,000,000	989,757
	Series B-1, 4.75% due 7/1/2027	700,000	700,029
[b]	Washington State Housing Finance Commission (Seattle Academy of Arts & Sciences), 6.125% due 7/1/2053	900,000	989,020
	West Virginia — 0.5%
[a]	West Virginia (Kentucky Power Co.) EDA AMT, Series A, 4.70% due 4/1/2036 (put 6/17/2026)	1,550,000	1,578,701
	Wisconsin — 2.9%
[a]	Public Finance Authority (Duke Energy Progress LLC) AMT, Series B, 4.00% due 10/1/2046 (put 10/1/2030)	1,000,000	1,055,987
	Public Finance Authority (National Senior Communities Obligated Group), 4.00% due 1/1/2026 - 1/1/2032	2,270,000	2,234,599
	Public Finance Authority (Texas Biomedical Research Institute), Series A, 4.00% due 6/1/2039	245,000	230,454
	Public Finance Authority (United Methodist Retirement Homes, Inc. Obligated Group), Series A, 4.00% due 10/1/2035 - 10/1/2046	2,800,000	2,602,487
	Wisconsin Health & Educational Facilities Authority (HOPE Christian Schools Obligated Group), 4.00% due 12/1/2051	1,700,000	1,227,896
	Wisconsin Housing & EDA Housing Revenue, Series D, 4.85% due 11/1/2048	1,500,000	1,509,197
	Total Long-Term Municipal Bonds — 95.6% (Cost $288,596,964)		296,889,954
	Short-Term Municipal Bonds — 3.2%
	New York — 2.6%
[a]	City of New York (SPA Barclays Bank plc) GO, Series B-5, 4.45% due 10/1/2046 (put 4/1/2024)	290,000	290,000
	City of New York (SPA JP Morgan Chase Bank NA) GO,
[a]	Series 1, 4.55% due 3/1/2040 (put 4/1/2024)	3,300,000	3,300,000
[a]	Series F-6, 4.55% due 6/1/2044 (put 4/1/2024)	650,000	650,000
[a]	Metropolitan Transportation Authority (LOC Barclays Bank plc), Series 2012G-1, 4.45% due 11/1/2032 (put 4/1/2024)	650,000	650,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank NA), Series B4, 4.55% due 8/1/2042 (put 4/1/2024)	3,000,000	3,000,000
	Texas — 0.6%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises LLC), 4.85% due 4/1/2040 (put 4/1/2024)	1,875,000	1,875,000
50 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION	Principal Amount	VALUE
Total Short-Term Municipal Bonds — 3.2% (Cost $9,765,000)		9,765,000
Total Investments — 98.8% (Cost $298,361,964)		$306,654,954
Other Assets Less Liabilities — 1.2%		3,869,152
Net Assets — 100.0%		$310,524,106

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $12,941,886, representing 4.17% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 51

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 96.0%
	Apple Valley Public Financing Authority (Insured: BAM), Series A, 4.00% due 6/1/2028	$ 460,000	$ 481,654
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	5,465,000	5,387,862
[a]	Series E, 4.05% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	1,000,000	968,337
	California (Cedars-Sinai Medical Center Obligated Group) HFFA, Series A, 5.00% due 8/15/2033	1,000,000	1,055,986
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2033	770,000	803,163
	California (Episcopal Communities & Services for Seniors Obligated Group) HFFA, Series A, 3.85% due 11/15/2027	1,500,000	1,487,406
[a]	California (Kaiser Foundation Hospitals) HFFA, Series C, 5.00% due 6/1/2041 (put 11/1/2029)	4,000,000	4,448,368
	California (Providence St. Joseph Health Obligated Group) HFFA,
[a]	Series B, 5.00% due 10/1/2039 (put 10/1/2027)	300,000	313,001
[a]	Series B-2, 4.00% due 10/1/2036 (put 10/1/2024)	930,000	929,526
	California (St. Joseph Health System) HFFA, Series A, 5.00% due 7/1/2024	1,000,000	1,000,315
	California (Stanford Health Care Obligated Group) HFFA,
	Series A,
[a]	3.00% due 8/15/2054 (put 8/15/2025)	3,000,000	2,994,348
	5.00% due 8/15/2033	1,500,000	1,823,518
[a]	California Community Choice Financing Authority (Guaranty: Deutsche Bank AG) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	5,000,000	5,281,220
[a]	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.), Series G, 5.25% due 11/1/2054 (put 4/1/2030)	3,000,000	3,226,665
	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond),
[a]	Series A, 4.00% due 10/1/2052 (put 12/1/2027)	2,440,000	2,447,806
[a]	Series A-1, 5.00% due 12/1/2053 (put 8/1/2029)	500,000	527,560
	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond),
[a]	Series B-1, 4.00% due 2/1/2052 (put 8/1/2031)	4,500,000	4,517,275
[a]	Series E-1, 5.00% due 2/1/2054 (put 3/1/2031)	7,000,000	7,483,854
	California Educational Facilities Authority (Art Center College of Design), Series A, 5.00% due 12/1/2033	375,000	415,355
[a]	California Housing Finance Agency, Series A-2, 3.60% due 8/1/2063 (put 8/1/2026)	2,500,000	2,487,490
[a]	California Housing Finance Agency (Del Sur Family Housing LP), Series V, 5.00% due 5/1/2054 (put 11/1/2026)	3,500,000	3,604,517
[a,b]	California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) AMT, Series A, 3.95% due 1/1/2050 (put 1/30/2025)	1,000,000	989,543
[a]	California Infrastructure & Economic Development Bank (J Paul Getty Trust), Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	1,195,000	1,191,282
	California Municipal Finance Authority (Aldersly; Insured: California Mtg Insurance),
	Series B,
	3.75% due 11/15/2028	2,990,000	2,997,311
	4.00% due 11/15/2028	595,000	597,059
	California Municipal Finance Authority (Ararat Home of Los Angeles, Inc.; Insured: California Mtg Insurance), 5.00% due 5/15/2033 - 5/15/2034	200,000	226,115
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2027	430,000	442,540
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 5.00% due 5/15/2024 - 5/15/2031	2,695,000	2,865,908
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM-TCRS), 5.00% due 5/15/2028	2,100,000	2,242,372
	California Municipal Finance Authority (Congregational Homes, Inc. Obligated Group), Series B-1, 2.75% due 11/15/2027	520,000	509,750
	California Municipal Finance Authority (Palomar Health Obligated Group; Insured: AGM) COP, Series A, 5.00% due 11/1/2027 - 11/1/2032	500,000	557,900
	California Municipal Finance Authority (Republic Services, Inc.) AMT,
	Series A,
[a]	3.875% due 3/1/2054 (put 3/1/2034)	2,000,000	1,996,152
[a]	4.375% due 9/1/2053 (put 9/1/2033)	3,000,000	3,169,944
[a]	Series B, 4.00% due 7/1/2051 (put 7/15/2024)	3,000,000	2,997,891
[a]	California Municipal Finance Authority (Waste Management of California, Inc.; Guaranty: Waste Management Holdings) AMT, 4.10% due 10/1/2045 (put 6/3/2024)	3,000,000	2,995,974
	California Municipal Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT,
[a]	Series A, 4.125% due 10/1/2041 (put 10/1/2025)	750,000	751,681
[a]	Series B, 4.80% due 11/1/2041 (put 6/2/2025)	1,000,000	1,006,019
	California Pollution Control Financing Authority (Guaranty: Waste Management, Inc.) AMT, Series A1, 3.375% due 7/1/2025	2,000,000	1,992,854
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 4.125% due 7/1/2043 (put 8/15/2024)	3,000,000	3,001,020
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,121,048
	California State Public Works Board, Series C, 5.00% due 9/1/2033	1,500,000	1,805,580
	California State Public Works Board (Correctional & Rehabilitation Facilities), Series A, 5.00% due 9/1/2024	3,580,000	3,605,701
[a]	California State University, Series B-3, 3.125% due 11/1/2051 (put 11/1/2026)	4,200,000	4,188,521
	California Statewide Communities Development Authority (CHF-Irvine LLC), 5.00% due 5/15/2024 - 5/15/2027	1,500,000	1,514,194
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2032	2,420,000	2,705,860
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	2,815,000	3,136,324
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2031	200,000	210,366
	California Statewide Communities Development Authority (Odd Fellows Home of California; Insured: California Mtg Insurance), Series A, 5.00% due 4/1/2026 - 4/1/2033	2,345,000	2,622,974
	California Statewide Communities Development Authority (Southern California Edison Co.),
52 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Series A, 1.75% due 9/1/2029	$2,500,000	$ 2,202,265
	Series D, 4.50% due 11/1/2033	3,500,000	3,866,012
	Calipatria (Educational Facilities; Insured: BAM) USD GO, Series B, Zero Coupon due 8/1/2025	1,380,000	1,294,662
	Chino Basin Regional Financing Authority, Series B, 4.00% due 11/1/2025	650,000	657,345
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,714,817
	City of Chula Vista Redevelopment Successor Agency (Insured: AGM), 5.00% due 10/1/2032	1,070,000	1,123,785
	City of Colton Redevelopment Successor Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2025	950,000	969,121
	City of Fresno (Fresno Airport Revenue; Insured: BAM) AMT, Series A, 5.00% due 7/1/2030 - 7/1/2033	3,255,000	3,656,221
	City of Los Angeles, 5.00% due 6/27/2024	4,700,000	4,711,571
	City of Los Angeles Department of Airports AMT,
	Series B, 5.00% due 5/15/2030 - 5/15/2032	4,600,000	4,889,312
	Series C, 5.00% due 5/15/2031	400,000	424,431
	Series D, 5.00% due 5/15/2033	5,435,000	6,082,803
	City of Menlo Park Community Development Successor Agency (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2025	600,000	613,907
	City of Rialto Redevelopment Agency (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2024	500,000	503,147
[a]	City of San Jose (Allied 1510 Parkmoor LP), Series F-2, 5.00% due 6/1/2027 (put 6/1/2026)	2,000,000	2,051,642
	City of San Mateo (San Mateo Community Facilities District No. 2008-1; Insured: BAM), 5.00% due 9/1/2027 - 9/1/2032	3,915,000	4,321,840
	City of Stockton Redevelopment Successor Agency (Redevelopment of Midtown, North & South Stockton & Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2025 - 9/1/2027	2,155,000	2,224,594
	City of Victorville Electric Revenue, Series A, 5.00% due 5/1/2028 - 5/1/2032	1,090,000	1,220,319
	Commerce CDC Successor Agency (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027	1,760,000	1,834,010
	County of Sacramento CA Airport System Revenue AMT, Series C, 5.00% due 7/1/2027	1,925,000	2,021,048
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 & East Franklin CFD No. 2002-1), 5.00% due 9/1/2025	750,000	764,825
	Fremont Union High School District GO, 5.00% due 8/1/2025	500,000	514,105
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,281,328
	Guam Waterworks Authority (Water & Wastewater System), 5.00% due 7/1/2025 - 7/1/2027	1,735,000	1,787,897
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, Series C, 5.00% due 6/1/2025	1,300,000	1,326,936
	Indian Wells Redevelopment Successor Agency (Insured: Natl-Re), Series A, 5.00% due 9/1/2029	500,000	524,379
	Indio Finance Authority (Insured: BAM), Series A, 5.00% due 11/1/2028 - 11/1/2032	1,815,000	2,078,670
	Jurupa Public Financing Authority (Insured: AGM), 5.00% due 9/1/2030 - 9/1/2033	1,525,000	1,772,900
	Lammersville Joint (Insured: BAM) USD, 5.00% due 9/1/2028 - 9/1/2032	4,055,000	4,640,855
	Lodi Public Financing Authority (Lodi Electric System Revenue; Insured: AGM), 5.00% due 9/1/2031	1,405,000	1,529,587
[a]	Los Angeles County Development Authority (2111 Firestone LP), Series E, 5.00% due 7/1/2043 (put 7/1/2026)	2,605,000	2,667,893
[a]	Los Angeles County Development Authority (Century Wlava 2 LP), Series C, 3.75% due 12/1/2046 (put 12/1/2026)	2,500,000	2,495,125
[a]	Los Angeles County Development Authority (VA Building 402 LP), Series F, 3.375% due 1/1/2046 (put 7/1/2026)	3,855,000	3,814,522
	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Series A, 4.00% due 7/1/2033	1,200,000	1,202,124
	Los Angeles Department of Water & Power, Series A, 5.00% due 7/1/2033 - 7/1/2034	2,500,000	2,542,692
	Los Angeles Housing Authority (Collateralized: FNMA), Series A, 3.75% due 4/1/2034	3,000,000	2,997,702
	Los Angeles USD COP, Series A, 5.00% due 10/1/2033	3,000,000	3,610,908
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	4,620,410
	Milpitas Redevelopment Successor Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,362,114
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,469,844
	Municipal Improvement Corp. (Los Angeles), Series B, 4.00% due 11/1/2033	1,225,000	1,260,407
	Norman Y Mineta San Jose International Airport SJC AMT, Series A, 5.00% due 3/1/2025 - 3/1/2028	2,575,000	2,633,803
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	1,999,726
[a,c]	Northern California Energy Authority (Guaranty: Paclife Life Insurance Co.), Series A-1, 5.00% due 12/1/2054	1,000,000	1,067,957
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2025	1,300,000	1,330,361
	Peralta Community College District GO, 5.00% due 8/1/2031 - 8/1/2033	2,065,000	2,455,728
	Pittsburg Redevelopment Successor Agency (Insured: AGM), Series A, 5.00% due 9/1/2024 - 9/1/2029	3,735,000	3,808,045
	Poway Redevelopment Successor Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	4,767,336
	Rancho Cucamonga Redevelopment Project Successor Agency (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2024	2,000,000	2,012,586
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	1,779,493
	Richmond County Redevelopment Successor Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2024	450,000	452,782
	Riverside County Public Financing Authority (Capital Facilities Project) ETM, 5.00% due 11/1/2025	1,000,000	1,031,097
	Riverside County Redevelopment Successor Agency (Insured: AGM), Series B, 5.00% due 10/1/2030	500,000	512,130
	Riverside County Redevelopment Successor Agency (Insured: BAM), Series B, 5.00% due 10/1/2030	750,000	768,136
	Rosemead CDC Successor Agency (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2026	1,770,000	1,818,921
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2025	2,175,000	2,176,233
[a]	Sacramento Municipal Utility District, Series B, 5.00% due 8/15/2049 (put 10/15/2025)	1,255,000	1,271,202
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2024	3,000,000	3,002,199
	San Diego County Regional Airport Authority, Series A, 5.00% due 7/1/2033	500,000	561,554
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	San Diego County Regional Airport Authority AMT,
	Series B, 5.00% due 7/1/2030 - 7/1/2033	$5,380,000	$ 5,995,819
	Series C, 5.00% due 7/1/2031 - 7/1/2033	2,560,000	2,821,384
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2032	3,000,000	3,277,095
	San Marcos Redevelopment Successor Agency, Series A, 5.00% due 10/1/2033	1,000,000	1,033,775
	San Mateo County Transit District Sales Tax Revenue, Series A, 5.00% due 6/1/2029	1,000,000	1,023,462
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	6,885,979
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2027	350,000	370,267
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2025	1,110,000	1,144,116
	State of California GO, 5.00% due 8/1/2027 - 8/1/2033	2,640,000	2,828,120
	Stockton Public Financing Authority (Stockton Water Revenue; Insured: BAM) (Green Bond), Series A, 5.00% due 10/1/2024 - 10/1/2027	2,130,000	2,228,611
	Torrance USD GO, 4.25% due 8/1/2033	1,320,000	1,370,639
	Tulare Public Financing Authority (Insured: BAM), 5.00% due 4/1/2027 - 4/1/2028	1,055,000	1,091,652
	Tustin (Community Facilities District No. 97-1) USD, Series A, 5.00% due 9/1/2031	450,000	458,042
	Tustin (Community Facilities; Insured: BAM) USD, Series A, 5.00% due 9/1/2033	1,500,000	1,530,153
	Vallejo City (Insured: BAM) USD GO, 5.00% due 8/1/2032	460,000	532,920
	Ventura County Public Financing Authority (Office Building Purchase & Improvements), Series B, 5.00% due 11/1/2024	1,060,000	1,060,721
	TOTAL LONG-TERM MUNICIPAL BONDS — 96.0% (Cost $258,002,460)		$261,877,228
	SHORT-TERM MUNICIPAL BONDS — 2.4%
	Regents of the University of California Medical Center Pooled Revenue,
[a]	Series B-1-REMK, 4.35% due 5/15/2032 (put 4/1/2024)	4,750,000	4,750,000
[a]	Series B-2-REMK, 4.45% due 5/15/2032 (put 4/1/2024)	1,845,000	1,845,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 2.4% (Cost $6,595,000)		$ 6,595,000
	Total Investments — 98.4% (Cost $264,597,460)		$268,472,228
	Other Assets Less Liabilities — 1.6%		4,245,079
	Net Assets — 100.0%		$272,717,307

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $3,990,563, representing 1.46% of the Fund’s net assets.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CDC	Community Development Commission
COP	Certificates of Participation
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
HFFA	Health Facilities Financing Authority
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
TCRS	Transferable Custodial Receipts
USD	Unified School District
VA	Veterans Affairs
54 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.2%
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan & Joint Water & Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	$2,500,000	$ 2,556,151
	Albuquerque Municipal School District No. 12 (Bernalillo & Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2034	1,260,000	1,374,656
	Series 2017, 5.00% due 8/1/2031	1,000,000	1,046,420
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO,
	Series 2017, 5.00% due 8/1/2028	600,000	626,204
	Series A, 5.00% due 8/1/2032	1,100,000	1,244,982
	City of Albuquerque (City Infrastructure Improvements) GRT, Series A, 5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,360,362
	City of Albuquerque GO, Series A, 5.00% due 7/1/2025	500,000	510,816
	City of Albuquerque GRT,
	Series B, 5.00% due 7/1/2040	500,000	564,396
	Series C, 4.00% due 7/1/2032	1,215,000	1,240,181
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030	40,000	45,320
	City of Albuquerque Transportation Infrastructure GRT, 4.00% due 7/1/2031	800,000	832,678
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 3.90% due 6/1/2040 (put 6/1/2028)	2,035,000	2,030,912
	City of Las Cruces (Joint Utility System), 4.00% due 6/1/2028	475,000	483,260
	City of Roswell (Joint Water & Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,133,653
	City of Roswell GRT, 4.00% due 8/1/2030	200,000	205,838
	City of Santa Fe (El Castillo Retirement Residences Obligated Group), 4.50% due 5/15/2027	2,680,000	2,604,453
	City of Santa Fe (Public Facilities) GRT, Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,030,751
	City of Santa Fe Gasoline Tax GRT, 5.00% due 6/1/2024 - 6/1/2028	875,000	913,890
	County of Bernalillo (Government Services) GRT,
	5.25% due 4/1/2027	215,000	222,947
	Series B, 5.70% due 4/1/2027	2,085,000	2,208,947
	County of Bernalillo (Government Services; Insured: AMBAC) GRT, 5.25% due 10/1/2025	3,850,000	3,963,925
	County of Bernalillo (Government Services; Insured: Natl-Re) GRT, Series B, 5.70% due 4/1/2027	565,000	598,588
	County of McKinley (Insured: BAM) GRT, 4.00% due 6/1/2043	750,000	751,085
	County of San Juan (County Capital Improvements) GRT, Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,652,847
	County of Santa Fe (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	595,000	620,506
	County of Santa Fe GO, 4.25% due 7/1/2038	1,065,000	1,128,596
	Guam Power Authority, Series A, 5.00% due 10/1/2042	1,750,000	1,843,627
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2024	500,000	501,859
	Hobbs School District No. 16 (State Aid Withholding) GO,
	5.00% due 9/15/2028 - 9/15/2030	1,355,000	1,487,646
	Series A, 5.00% due 9/15/2028 (pre-refunded 9/15/2024)	1,000,000	1,006,542
	Lea County Public School District No. 8 Eunice (State Aid Withholding) GO, 5.00% due 9/15/2032 - 9/15/2033 (pre-refunded 9/15/2029)	2,185,000	2,442,955
	New Mexico Educational Assistance Foundation AMT, Series 1A, 5.00% due 9/1/2029	2,600,000	2,809,903
	New Mexico Finance Authority, Series D, 5.00% due 6/1/2040	845,000	914,916
	New Mexico Finance Authority (Public Project Revolving Fund),
	Series B,
	4.00% due 6/1/2029 - 6/1/2030	2,425,000	2,453,768
	5.00% due 6/1/2043	1,000,000	1,114,511
	Series D, 4.00% due 6/1/2033 - 6/1/2034	5,245,000	5,352,556
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,422,222
	New Mexico Finance Authority (State of New Mexico Department of Transportation), Series A, 5.00% due 6/15/2025 - 6/15/2026	1,230,000	1,275,801
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2034	375,000	342,267
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031 (pre-refunded 8/1/2025)	600,000	611,898
	Series A,
	4.00% due 8/1/2036 - 8/1/2037	3,965,000	4,022,821
	5.00% due 8/1/2039	1,440,000	1,544,030
	New Mexico Institute of Mining & Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2040	700,000	711,437
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series A Class I, 4.50% due 9/1/2044	220,000	220,310
	Series A, 4.25% due 9/1/2043	995,000	966,730
	Series B, 4.55% due 9/1/2043	1,485,000	1,544,694
	Series C,
	2.85% due 7/1/2031	370,000	358,472
	4.55% due 9/1/2043	2,220,000	2,306,678
	Series F, 2.85% due 7/1/2039	775,000	652,576
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	500,000	498,466
[a]	New Mexico Mortgage Finance Authority (JLG SAF 2023 LLLP), 5.00% due 2/1/2042 (put 6/1/2025)	1,000,000	1,004,485
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada),
	Series A,
	4.00% due 11/1/2024	$1,500,000	$ 1,497,662
[a]	5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,014,104
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	4,661,593
	5.00% due 4/1/2032 - 4/1/2036	4,280,000	4,531,033
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,131,897
	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2026 - 8/1/2033	2,650,000	2,981,300
	State of New Mexico GO, 5.00% due 3/1/2025	2,040,000	2,073,701
	State of New Mexico Severance Tax Permanent Fund,
	5.00% due 7/1/2028	465,000	506,254
	Series A, 5.00% due 7/1/2025 - 7/1/2029	1,500,000	1,577,005
	Town of Silver City (Insured: BAM) GRT, 5.00% due 6/1/2037	610,000	667,493
	University of New Mexico, Series A, 4.00% due 6/1/2032	385,000	393,724
	University of New Mexico (Insured: AGM), 4.375% due 6/1/2043	1,005,000	1,059,063
	TOTAL LONG-TERM MUNICIPAL BONDS — 95.2% (Cost $94,355,114)		$ 95,458,363
	SHORT-TERM MUNICIPAL BONDS — 2.8%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA JP Morgan Chase Bank NA), Series B, 4.40% due 8/1/2034 (put 4/1/2024)	2,800,000	2,800,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 2.8% (Cost $2,800,000)		$ 2,800,000
	Total Investments — 98.0% (Cost $97,155,114)		$ 98,258,363
	Other Assets Less Liabilities — 2.0%		1,986,134
	Net Assets — 100.0%		$100,244,497

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
56 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 93.8%
	City of Long Beach (Insured: BAM) GO, Series B, 5.25% due 7/15/2042	$ 500,000	$ 553,575
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	1,000,000	1,001,225
	City of New York GO, Series A, 5.00% due 8/1/2043	800,000	879,914
	City of Yonkers (Insured: AGM) GO, Series C, 5.00% due 3/15/2025	350,000	355,545
	Dutchess County Local Development Corp. (Tompkins Terrace Housing LP; Collateralized: FNMA), 5.00% due 10/1/2040	500,000	542,253
	Guam Power Authority, Series A, 5.00% due 10/1/2042	250,000	263,375
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2024	250,000	250,930
	Guam Waterworks Authority (Water & Wastewater System), 5.00% due 7/1/2028	500,000	501,186
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,053,406
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	717,437
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2040	205,000	207,233
	Series D-1, 5.00% due 11/15/2031	1,000,000	1,029,366
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	550,442
	Nassau County Sewer & Storm Water Finance Authority (Sewerage & Storm Water Resource Facilities), Series A, 5.00% due 10/1/2028 - 10/1/2031	1,400,000	1,411,984
	New York City Housing Development Corp., Series G, 4.60% due 11/1/2043	250,000	252,072
	New York City Housing Development Corp. (CSA Preservation Partners LLC), Series A, 4.45% due 8/1/2043	200,000	200,162
	New York City Municipal Water Finance Authority (New York City Water & Sewer System),
	Series AA-2, 4.00% due 6/15/2042	350,000	351,385
	Series EE, 4.00% due 6/15/2042	250,000	251,509
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A, 5.00% due 11/1/2036	1,000,000	1,125,869
	Series A1, 5.00% due 8/1/2038	1,000,000	1,065,669
	Series C, 5.00% due 11/1/2026	500,000	500,499
	New York State Dormitory Authority (Barnard College),
	Series A,
	4.00% due 7/1/2024	200,000	200,154
	5.00% due 7/1/2041	250,000	265,546
	New York State Dormitory Authority (Insured: AGM) (State Aid Withholding), Series H, 5.00% due 10/1/2024	155,000	155,148
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2028	200,000	201,412
	New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2032 - 10/1/2033	450,000	477,309
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 4.00% due 3/15/2040 - 3/15/2042	750,000	757,006
	Series E, 4.00% due 3/15/2039	350,000	357,529
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A-1, 4.00% due 3/15/2043	500,000	505,198
	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 4.00% due 4/1/2034	550,000	562,568
	New York State Housing Finance Agency (Insured: SONYMA), Series C-1, 4.50% due 11/1/2043	250,000	252,164
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2024	290,000	290,185
	Port Authority of New York & New Jersey AMT,
	Series 186, 5.00% due 10/15/2037	500,000	503,648
	Series 238, 5.00% due 7/15/2040	400,000	438,770
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031 (pre-refunded 10/15/2024)	1,250,000	1,260,299
	Tompkins County Development Corp. (Ithaca College), 5.00% due 7/1/2027 - 7/1/2034	610,000	632,147
	Triborough Bridge & Tunnel Authority, Series A, 5.00% due 11/15/2033	250,000	255,623
	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels),
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,001,740
	5.00% due 11/15/2029	1,000,000	1,002,233
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2033	645,000	712,902
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2034	200,000	208,069
	TOTAL LONG-TERM MUNICIPAL BONDS — 93.8% (Cost $22,772,461)		$23,104,686
	SHORT-TERM MUNICIPAL BONDS — 5.1%
[a]	Metropolitan Transportation Authority (LOC Barclays Bank plc), Series 2012G-1, 4.45% due 11/1/2032 (put 4/1/2024)	250,000	250,000
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA JP Morgan Chase Bank NA), Series AA-2, 4.55% due 6/15/2050 (put 4/1/2024)	1,000,000	1,000,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 5.1% (Cost $1,250,000)		$ 1,250,000
	Total Investments — 98.9% (Cost $24,022,461)		$24,354,686
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Other Assets Less Liabilities — 1.1%		259,028
Net Assets — 100.0%		$24,613,714

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
IDC	Industrial Development Corp.
LOC	Letter of Credit
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
58 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Municipal Funds Semi-Annual Report  |  59

Statements of Assets and Liabilities
March 31, 2024 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 122,010,857	$ 2,538,670,653	$ 949,298,712	$ 298,361,964
Investments at value	122,125,362	2,590,804,362	973,693,213	306,654,954
Cash	40,061	164,647	242,943	32,485
Receivable for investments sold	760,000	1,030,000	595,000	-
Receivable for fund shares sold	-	2,854,782	1,993,028	745,784
Principal and interest receivable	1,545,986	31,781,796	12,215,416	4,118,719
Prepaid expenses and other assets	26,319	61,623	98,395	48,096
Total Assets	124,497,728	2,626,697,210	988,837,995	311,600,038
Liabilities
Payable for investments purchased	1,003,890	7,574,797	2,500,000	10,178
Payable for fund shares redeemed	46,414	4,907,361	1,445,795	872,299
Payable to investment advisor and other affiliates	36,517	1,245,624	438,979	129,362
Accounts payable and accrued expenses	40,621	1,034,962	77,694	51,956
Dividends payable	116,659	562,663	329,234	12,137
Total Liabilities	1,244,101	15,325,407	4,791,702	1,075,932
Net Assets	$ 123,253,627	$ 2,611,371,803	$ 984,046,293	$ 310,524,106
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 130,653,187	$ 2,819,460,810	$ 999,443,757	$ 326,265,874
Accumulated loss	(7,399,560)	(208,089,007)	(15,397,464)	(15,741,768)
Net Assets	$ 123,253,627	$ 2,611,371,803	$ 984,046,293	$ 310,524,106
60   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2024 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 6,885,689	$ 566,431,153	$ 261,453,742	$ 69,553,216
Shares outstanding	578,933	41,696,769	19,703,349	4,934,552
Net asset value and redemption price per share	$ 11.89	$ 13.58	$ 13.27	$ 14.10
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.16	$ 13.89	$ 13.54 *	$ 14.39 *
Class C Shares:
Net assets applicable to shares outstanding	-	49,025,363	14,790,233	4,975,031
Shares outstanding	-	3,602,432	1,113,306	352,559
Net asset value and redemption price per share**	-	13.61	13.28	14.11
Class C2 Shares:
Net assets applicable to shares outstanding	-	2,951,233	1,559,363	-
Shares outstanding	-	216,807	117,370	-
Net asset value and redemption price per share**	-	13.61	13.29	-
Class I Shares:
Net assets applicable to shares outstanding	116,367,938	1,992,964,054	706,242,955	235,995,859
Shares outstanding	9,786,646	146,694,214	53,292,066	16,728,125
Net asset value and redemption price per share	11.89	13.59	13.25	14.11

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  61

Statements of Assets and Liabilities, Continued
March 31, 2024 (Unaudited)
	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 264,597,460	$ 97,155,114	$ 24,022,461
Investments at value	268,472,228	98,258,363	24,354,686
Cash	13,926	1,055,608	1,449
Receivable for investments sold	2,585,000	-	-
Receivable for fund shares sold	209,743	219,585	1,452
Principal and interest receivable	3,294,656	1,231,666	311,988
Prepaid expenses and other assets	17,875	12,563	8,506
Total Assets	274,593,428	100,777,785	24,678,081
Liabilities
Payable for investments purchased	1,063,930	-	-
Payable for fund shares redeemed	517,567	411,907	13,396
Payable to investment advisor and other affiliates	112,582	69,186	8,151
Accounts payable and accrued expenses	104,769	42,688	33,873
Dividends payable	77,273	9,507	8,947
Total Liabilities	1,876,121	533,288	64,367
Net Assets	$ 272,717,307	$ 100,244,497	$ 24,613,714
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 287,000,732	$ 104,371,614	$ 25,605,490
Accumulated loss	(14,283,425)	(4,127,117)	(991,776)
Net Assets	$ 272,717,307	$ 100,244,497	$ 24,613,714
62   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2024 (Unaudited)
	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 61,432,236	$ 40,855,239	$ 12,819,259
Shares outstanding	4,753,463	3,275,536	1,064,773
Net asset value and redemption price per share	$ 12.92	$ 12.47	$ 12.04
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 13.22 *	$ 12.72	$ 12.29
Class C Shares:
Net assets applicable to shares outstanding	1,962,985	-	-
Shares outstanding	151,751	-	-
Net asset value and redemption price per share**	12.94	-	-
Class C2 Shares:
Net assets applicable to shares outstanding	442,036	-	-
Shares outstanding	34,177	-	-
Net asset value and redemption price per share**	12.93	-	-
Class D Shares:
Net assets applicable to shares outstanding	-	8,049,339	-
Shares outstanding	-	645,071	-
Net asset value and redemption price per share	-	12.48	-
Class I Shares:
Net assets applicable to shares outstanding	208,880,050	51,339,919	11,794,455
Shares outstanding	16,146,259	4,118,104	979,591
Net asset value and redemption price per share	12.94	12.47	12.04

*	Net asset value, plus 2.25% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  63

Statements of Operations
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 2,418,522	$ 50,440,746	$ 19,147,127	$ 6,622,850
EXPENSES
Investment management fees	260,724	4,476,475	2,212,471	1,142,472
Administration fees	57,368	1,213,254	408,135	134,039
Distribution and service fees
Class A Shares	10,198	736,830	329,085	83,125
Class C Shares	-	132,949	46,917	15,233
Class C2 Shares	-	10,294	5,814	-
Transfer agent fees
Class A Shares	9,972	208,727	85,055	30,089
Class C Shares	-	21,139	7,496	3,610
Class C2 Shares	-	2,334	1,269	-
Class I Shares	24,338	755,416	192,467	108,619
Registration and filing fees
Class A Shares	9,377	16,544	21,471	11,603
Class C Shares	-	8,780	8,100	8,243
Class C2 Shares	-	7,014	5,187	-
Class I Shares	9,601	27,069	30,309	12,336
Custodian fees	15,626	77,113	34,378	22,227
Professional fees	23,391	43,951	28,622	26,990
Trustee and officer fees	4,843	95,606	30,147	9,733
Other expenses	7,697	87,072	36,998	17,688
Total Expenses	433,135	7,920,567	3,483,921	1,626,007
Less:
Expenses reimbursed	(97,033)	(6,875)	(736,579)	(316,468)
Investment management fees waived	-	-	-	(320,126)
Net Expenses	336,102	7,913,692	2,747,342	989,413
Net Investment Income (Loss)	$ 2,082,420	$ 42,527,054	$ 16,399,785	$ 5,633,437
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(291,615)	(18,163,707)	(2,296,900)	(930,095)
Net change in unrealized appreciation (depreciation)	1,883,794	104,459,624	39,299,715	16,480,272
Net Realized and Unrealized Gain (Loss)	1,592,179	86,295,917	37,002,815	15,550,177
Change in Net Assets Resulting from Operations	$ 3,674,599	$ 128,822,971	$ 53,402,600	$ 21,183,614
See notes to financial statements.
64   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 4,888,183	$ 1,822,524	$ 461,386
EXPENSES
Investment management fees	695,032	259,880	61,892
Administration fees	122,332	45,743	10,893
Distribution and service fees
Class A Shares	80,466	54,318	16,196
Class C Shares	6,380	-	-
Class C2 Shares	1,113	-	-
Class D Shares	-	20,750	-
Transfer agent fees
Class A Shares	18,479	19,382	10,188
Class C Shares	3,736	-	-
Class C2 Shares	322	-	-
Class D Shares	-	4,294	-
Class I Shares	79,049	11,384	6,305
Registration and filing fees
Class A Shares	4,425	4,285	4,335
Class C Shares	2,874	-	-
Class C2 Shares	2,272	-	-
Class D Shares	-	2,991	-
Class I Shares	5,700	3,498	3,836
Custodian fees	19,934	14,059	10,729
Professional fees	24,520	23,235	22,811
Trustee and officer fees	9,631	3,571	840
Other expenses	14,046	8,300	5,086
Total Expenses	1,090,311	475,690	153,111
Less:
Expenses reimbursed	(239,236)	(34,269)	(31,075)
Investment management fees waived	(81,808)	-	(18,370)
Net Expenses	769,267	441,421	103,666
Net Investment Income (Loss)	$ 4,118,916	$ 1,381,103	$ 357,720
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(638,897)	(672,450)	18,155
Net change in unrealized appreciation (depreciation)	8,812,478	4,630,158	888,911
Net Realized and Unrealized Gain (Loss)	8,173,581	3,957,708	907,066
Change in Net Assets Resulting from Operations	$ 12,292,497	$ 5,338,811	$ 1,264,786
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  65

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,082,420	$ 4,314,666	$ 42,527,054	$ 88,174,231
Net realized gain (loss)	(291,615)	(1,499,341)	(18,163,707)	(65,366,632)
Net change in unrealized appreciation (depreciation)	1,883,794	1,661,186	104,459,624	62,076,109
Net Increase (Decrease) in Net Assets Resulting from Operations	3,674,599	4,476,511	128,822,971	84,883,708
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(152,703)	(374,436)	(8,593,487)	(16,547,402)
Class C Shares	-	-	(698,054)	(1,596,072)
Class C2 Shares	-	-	(38,418)	(81,757)
Class I Shares	(1,929,717)	(3,940,027)	(33,387,304)	(69,956,736)
FUND SHARE TRANSACTIONS
Class A Shares	(6,853,805)	(6,545,486)	(63,014,013)	(142,496,782)
Class C Shares	-	-	(12,309,006)	(31,507,397)
Class C2 Shares	-	-	(667,556)	(1,181,993)
Class I Shares	(15,793,106)	(18,282,140)	(376,822,044)	(856,389,436)
Net Increase (Decrease) in Net Assets	(21,054,732)	(24,665,578)	(366,706,911)	(1,034,873,867)
NET ASSETS
Beginning of Period	144,308,359	168,973,937	2,978,078,714	4,012,952,581
End of Period	$ 123,253,627	$ 144,308,359	$ 2,611,371,803	$ 2,978,078,714

*	Unaudited.
See notes to financial statements.
66   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG INTERMEDIATE MUNICIPAL FUND		THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 16,399,785	$ 28,744,462	$ 5,633,437	$ 10,058,287
Net realized gain (loss)	(2,296,900)	(12,731,956)	(930,095)	(10,961,557)
Net change in unrealized appreciation (depreciation)	39,299,715	6,007,875	16,480,272	8,710,314
Net Increase (Decrease) in Net Assets Resulting from Operations	53,402,600	22,020,381	21,183,614	7,807,044
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(4,452,356)	(8,456,757)	(1,176,653)	(1,982,075)
Class C Shares	(235,531)	(512,526)	(77,618)	(164,395)
Class C2 Shares	(26,901)	(40,311)	-	-
Class I Shares	(11,703,931)	(19,698,247)	(4,374,119)	(7,913,674)
FUND SHARE TRANSACTIONS
Class A Shares	(12,738,231)	(7,187,354)	5,309,784	5,667,489
Class C Shares	(2,185,168)	(5,698,642)	(295,932)	(3,326,832)
Class C2 Shares	(13,467)	1,826	-	-
Class I Shares	97,526,154	32,482,766	(3,535,567)	(7,458,735)
Net Increase (Decrease) in Net Assets	119,573,169	12,911,136	17,033,509	(7,371,178)
NET ASSETS
Beginning of Period	864,473,124	851,561,988	293,490,597	300,861,775
End of Period	$ 984,046,293	$ 864,473,124	$ 310,524,106	$ 293,490,597

*	Unaudited.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  67

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 4,118,916	$ 7,786,453	$ 1,381,103	$ 2,377,948
Net realized gain (loss)	(638,897)	(6,411,427)	(672,450)	(2,676,994)
Net change in unrealized appreciation (depreciation)	8,812,478	6,686,800	4,630,158	2,278,602
Net Increase (Decrease) in Net Assets Resulting from Operations	12,292,497	8,061,826	5,338,811	1,979,556
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(895,438)	(1,638,746)	(549,311)	(972,353)
Class C Shares	(31,812)	(85,110)	-	-
Class C2 Shares	(4,295)	(2,826)	-	-
Class D Shares	-	-	(94,687)	(164,159)
Class I Shares	(3,189,283)	(6,049,751)	(743,698)	(1,247,241)
FUND SHARE TRANSACTIONS
Class A Shares	(7,799,577)	(11,698,219)	(7,516,530)	(6,615,029)
Class C Shares	(1,013,935)	(3,111,724)	-	-
Class C2 Shares	292,287	12,376	-	-
Class D Shares	-	-	(1,157,182)	(1,477,519)
Class I Shares	(2,265,515)	(72,022,974)	(3,059,180)	(4,924,956)
Net Increase (Decrease) in Net Assets	(2,615,071)	(86,535,148)	(7,781,777)	(13,421,701)
NET ASSETS
Beginning of Period	275,332,378	361,867,526	108,026,274	121,447,975
End of Period	$ 272,717,307	$ 275,332,378	$ 100,244,497	$ 108,026,274

*	Unaudited.
See notes to financial statements.
68   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 357,720	$ 677,913
Net realized gain (loss)	18,155	(342,396)
Net change in unrealized appreciation (depreciation)	888,911	212,562
Net Increase (Decrease) in Net Assets Resulting from Operations	1,264,786	548,079
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(177,488)	(335,662)
Class I Shares	(180,232)	(342,326)
FUND SHARE TRANSACTIONS
Class A Shares	(756,477)	(2,041,154)
Class I Shares	(745,964)	(2,455,088)
Net Increase (Decrease) in Net Assets	(595,375)	(4,626,151)
NET ASSETS
Beginning of Period	25,209,089	29,835,240
End of Period	$ 24,613,714	$ 25,209,089

*	Unaudited.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  69

Notes to Financial Statements
March 31, 2024 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”), Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”) and Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, and Limited Term California Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of March 31, 2024, the Funds are currently seven of twenty-four separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund’s investment goal is to seek current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, redemption risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, redemption risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, redemption risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Municipal Income Fund: The Fund’s investment goal is to seek a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, redemption risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, redemption risk, single state risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, single state risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational
70   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, single state risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2024, the Funds each currently offer up to four classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (v) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2024, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	X				X
Limited Term Municipal Fund	X	X	X		X
Intermediate Municipal Fund	X	X	X		X
Strategic Municipal Income Fund	X	X			X
Limited Term California Fund	X	X	X		X
Intermediate New Mexico Fund	X			X	X
Intermediate New York Fund	X				X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Thornburg Municipal Funds Semi-Annual Report  |  71

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2024 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most
72   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2024:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 117,530,362	$ —	$ 117,530,362	$ —
Short-Term Municipal Bonds	4,595,000	—	4,595,000	—
Total Investments in Securities	$ 122,125,362	$ —	$ 122,125,362	$ —
Total Assets	$ 122,125,362	$ —	$ 122,125,362	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 2,511,294,362	$ —	$ 2,511,294,362	$ —
Short-Term Municipal Bonds	79,510,000	—	79,510,000	—
Total Investments in Securities	$ 2,590,804,362	$ —	$ 2,590,804,362	$ —
Total Assets	$ 2,590,804,362	$ —	$ 2,590,804,362	$ —
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 907,123,213	$ —	$ 907,123,213	$ —
Short-Term Municipal Bonds	66,570,000	—	66,570,000	—
Total Investments in Securities	$ 973,693,213	$ —	$ 973,693,213	$ —
Total Assets	$ 973,693,213	$ —	$ 973,693,213	$—
Thornburg Municipal Funds Semi-Annual Report  |  73

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 296,889,954	$ —	$ 296,889,954	$ —
Short-Term Municipal Bonds	9,765,000	—	9,765,000	—
Total Investments in Securities	$ 306,654,954	$ —	$ 306,654,954	$ —
Total Assets	$ 306,654,954	$ —	$ 306,654,954	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 261,877,228	$ —	$ 261,877,228	$ —
Short-Term Municipal Bonds	6,595,000	—	6,595,000	—
Total Investments in Securities	$ 268,472,228	$ —	$ 268,472,228	$ —
Total Assets	$ 268,472,228	$ —	$ 268,472,228	$ —
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 95,458,363	$ —	$ 95,458,363	$ —
Short-Term Municipal Bonds	2,800,000	—	2,800,000	—
Total Investments in Securities	$ 98,258,363	$ —	$ 98,258,363	$ —
Total Assets	$ 98,258,363	$ —	$ 98,258,363	$ —
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 23,104,686	$ —	$ 23,104,686	$ —
Short-Term Municipal Bonds	1,250,000	—	1,250,000	—
Total Investments in Securities	$ 24,354,686	$ —	$ 24,354,686	$ —
Total Assets	$ 24,354,686	$ —	$ 24,354,686	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE MUNICIPAL FUND, INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2024 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2024 are set forth in the Statement of Operations.
74  |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.325
Intermediate Municipal Fund	0.477
Strategic Municipal Income Fund	0.750
Limited Term California Fund	0.500
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all applicable Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2024, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities LLC (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2024, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term Municipal Fund	$ 792	$ 677
Intermediate Municipal Fund	294	3,970
Strategic Municipal Income Fund	400	7
Limited Term California Fund	—	38
Intermediate New Mexico Fund	(10)	—
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2 and Class I shares of the Limited Term Municipal Fund, Intermediate Municipal Fund and Limited Term California Fund, Class A, Class C, and Class I shares of the Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2024, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C of the Limited Term Municipal Fund and Limited Term California Fund and Class D shares of the Intermediate New Mexico Fund, .35 of 1% per annum of the average daily net assets attributable to Class C of the Intermediate Municipal Fund and Strategic Municipal Income Fund and .40 of 1% per annum of the average daily net assets attributed to Class C2 shares of the Limited Term Municipal Fund, Intermediate Municipal Fund, and Limited Term California Fund. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2024, are set forth in the Statements of Operations.
Thornburg Municipal Funds Semi-Annual Report  |  75

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2025 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2024 if, during the period, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	0.70%	—%	—%	—%	0.50%
Limited Term Municipal Fund	—	—	1.24	—	—
Intermediate Municipal Fund	0.72	1.09	1.09	—	0.48
Strategic Municipal Income Fund	0.81	1.28	—	—	0.59
Limited Term California Fund	0.74	1.02	1.02	—	0.49
Intermediate New Mexico Fund	0.99	—	—	1.24	0.67
Intermediate New York Fund	0.99	—	—	—	0.67
For the six months ended March 31, 2024, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived certain expenses as follows:
Contractual:	Class A	Class C	Class C2	Class D	Class I	Total
Short Duration Municipal Fund	$ 22,722	$ —	$ —	$ —	$ 74,311	$ 97,033
Limited Term Municipal Fund	—	—	6,875	—	—	6,875
Intermediate Municipal Fund	224,742	21,023	7,522	—	483,292	736,579
Strategic Municipal Income Fund	131,143	15,582	—	—	398,237	544,962
Limited Term California Fund	51,482	7,351	2,951	—	177,452	239,236
Intermediate New Mexico Fund	11,165	—	—	4,922	18,182	34,269
Intermediate New York Fund	15,745	—	—	—	15,330	31,075
Voluntary:	Class A	Class C	Class C2	Class D	Class I	Total
Strategic Municipal Income Fund	$ 20,024	$ 1,525	$ —	$ —	$ 70,083	$ 91,632
Limited Term California Fund	18,960	750	101	—	61,997	81,808
Intermediate New York Fund	9,620	—	—	—	8,750	18,370
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2024, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	79.09%
Limited Term Municipal Fund	6.36
Intermediate Municipal Fund	0.24
Strategic Municipal Income Fund	9.10
Limited Term California Fund	—
Intermediate New Mexico Fund	20.21
Intermediate New York Fund	—
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2024 the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
76  |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 3,271,810	$ 14,029,689	$ (173,961)
Limited Term Municipal Fund	40,343,420	35,092,059	(853,803)
Intermediate Municipal Fund	35,559,414	1,705,365	—
Strategic Municipal Income Fund	1,640,749	10,406,783	(70,880)
Limited Term California Fund	4,822,158	13,255,736	(115,788)
Intermediate New Mexico Fund	513,483	11,918,143	(659,877)
Intermediate New York Fund	256,742	—	—
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2024, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2024, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 122,010,857	$ 482,362	$ (367,857)	$ 114,505
Limited Term Municipal Fund	2,538,670,653	55,677,074	(3,543,365)	52,133,709
Intermediate Municipal Fund	949,298,712	25,101,889	(707,388)	24,394,501
Strategic Municipal Income Fund	298,361,964	8,975,889	(682,899)	8,292,990
Limited Term California Fund	264,597,460	4,476,628	(601,860)	3,874,768
Intermediate New Mexico Fund	97,155,114	1,330,676	(227,427)	1,103,249
Intermediate New York Fund	24,022,461	361,572	(29,347)	332,225
At March 31, 2024, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 3,947,201	$ 3,275,445
Limited Term Municipal Fund	118,299,539	122,061,930
Intermediate Municipal Fund	17,165,976	20,086,313
Strategic Municipal Income Fund	11,135,633	11,816,023
Limited Term California Fund	7,102,984	10,423,994
Intermediate New Mexico Fund	743,719	3,795,743
Intermediate New York Fund	564,813	768,060
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2024, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
Thornburg Municipal Funds Semi-Annual Report  |  77

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	75,307	$ 887,916	770,467	$ 9,099,088
Shares issued to shareholders in reinvestment of dividends	12,221	145,290	30,366	360,159
Shares repurchased	(664,033)	(7,887,011)	(1,348,494)	(16,004,733)
Net increase (decrease)	(576,505)	$ (6,853,805)	(547,661)	$ (6,545,486)
Class I Shares
Shares sold	117,514	$ 1,392,890	5,612,475	$ 66,530,697
Shares issued to shareholders in reinvestment of dividends	97,189	1,155,759	240,300	2,849,344
Shares repurchased	(1,550,863)	(18,341,755)	(7,389,911)	(87,662,181)
Net increase (decrease)	(1,336,160)	$ (15,793,106)	(1,537,136)	$ (18,282,140)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,398,555	$ 18,813,640	6,556,278	$ 88,290,088
Shares issued to shareholders in reinvestment of dividends	578,193	7,822,677	1,121,568	15,086,727
Shares repurchased	(6,644,720)	(89,650,330)	(18,280,941)	(245,873,597)
Net increase (decrease)	(4,667,972)	$ (63,014,013)	(10,603,095)	$ (142,496,782)
Class C Shares
Shares sold	92,239	$ 1,254,758	371,585	$ 5,009,348
Shares issued to shareholders in reinvestment of dividends	49,410	669,391	113,301	1,526,706
Shares repurchased	(1,055,104)	(14,233,155)	(2,822,351)	(38,043,451)
Net increase (decrease)	(913,455)	$ (12,309,006)	(2,337,465)	$ (31,507,397)
Class C2 Shares
Shares sold	20,458	$ 277,719	40,364	$ 540,715
Shares issued to shareholders in reinvestment of dividends	2,836	38,418	6,067	81,756
Shares repurchased	(72,622)	(983,693)	(133,724)	(1,804,464)
Net increase (decrease)	(49,328)	$ (667,556)	(87,293)	$ (1,181,993)
Class I Shares
Shares sold	17,977,632	$ 242,731,677	63,184,332	$ 850,921,981
Shares issued to shareholders in reinvestment of dividends	2,233,977	30,223,185	4,723,244	63,533,966
Shares repurchased	(48,204,982)	(649,776,906)	(131,709,944)	(1,770,845,383)
Net increase (decrease)	(27,993,373)	$ (376,822,044)	(63,802,368)	$ (856,389,436)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,642,750	$ 21,542,365	5,073,658	$ 66,223,527
Shares issued to shareholders in reinvestment of dividends	308,649	4,057,349	589,411	7,682,624
Shares repurchased	(2,925,805)	(38,337,945)	(6,218,714)	(81,093,505)
Net increase (decrease)	(974,406)	$ (12,738,231)	(555,645)	$ (7,187,354)
78   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	53,421	$ 700,248	291,664	$ 3,802,556
Shares issued to shareholders in reinvestment of dividends	16,332	214,886	34,603	451,628
Shares repurchased	(237,195)	(3,100,302)	(762,674)	(9,952,826)
Net increase (decrease)	(167,442)	$ (2,185,168)	(436,407)	$ (5,698,642)
Class C2 Shares
Shares sold	46,037	$ 603,417	41,998	$ 551,057
Shares issued to shareholders in reinvestment of dividends	2,040	26,902	3,098	40,438
Shares repurchased	(48,620)	(643,786)	(45,707)	(589,669)
Net increase (decrease)	(543)	$ (13,467)	(611)	$ 1,826
Class I Shares
Shares sold	15,343,359	$ 201,656,807	23,818,200	$ 310,040,322
Shares issued to shareholders in reinvestment of dividends	714,530	9,392,023	1,202,918	15,662,375
Shares repurchased	(8,724,904)	(113,522,676)	(22,496,384)	(293,219,931)
Net increase (decrease)	7,332,985	$ 97,526,154	2,524,734	$ 32,482,766
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	706,285	$ 9,750,107	1,778,612	$ 24,523,113
Shares issued to shareholders in reinvestment of dividends	82,759	1,151,639	140,576	1,937,301
Shares repurchased	(404,689)	(5,591,962)	(1,513,130)	(20,792,925)
Net increase (decrease)	384,355	$ 5,309,784	406,058	$ 5,667,489
Class C Shares
Shares sold	83,684	$ 1,160,944	68,747	$ 942,034
Shares issued to shareholders in reinvestment of dividends	5,244	72,986	11,464	158,006
Shares repurchased	(109,354)	(1,529,862)	(320,725)	(4,426,872)
Net increase (decrease)	(20,426)	$ (295,932)	(240,514)	$ (3,326,832)
Class I Shares
Shares sold	3,828,082	$ 52,915,844	9,311,440	$ 128,025,135
Shares issued to shareholders in reinvestment of dividends	313,813	4,367,705	572,986	7,901,463
Shares repurchased	(4,400,233)	(60,819,116)	(10,444,002)	(143,385,333)
Net increase (decrease)	(258,338)	$ (3,535,567)	(559,576)	$ (7,458,735)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	226,966	$ 2,889,814	432,078	$ 5,528,145
Shares issued to shareholders in reinvestment of dividends	60,491	777,672	111,835	1,428,549
Shares repurchased	(891,195)	(11,467,063)	(1,457,276)	(18,654,913)
Net increase (decrease)	(603,738)	$ (7,799,577)	(913,363)	$ (11,698,219)
Thornburg Municipal Funds Semi-Annual Report  |  79

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	1,115	$ 14,404	12,919	$ 164,839
Shares issued to shareholders in reinvestment of dividends	1,903	24,481	5,392	68,954
Shares repurchased	(81,645)	(1,052,820)	(261,563)	(3,345,517)
Net increase (decrease)	(78,627)	$ (1,013,935)	(243,252)	$ (3,111,724)
Class C2 Shares
Shares sold	22,658	$ 288,324	789	$ 9,993
Shares issued to shareholders in reinvestment of dividends	333	4,295	221	2,825
Shares repurchased	(26)	(332)	(34)	(442)
Net increase (decrease)	22,965	$ 292,287	976	$ 12,376
Class I Shares
Shares sold	4,690,822	$ 59,837,731	6,688,914	$ 85,430,741
Shares issued to shareholders in reinvestment of dividends	220,809	2,843,500	416,213	5,322,522
Shares repurchased	(5,062,604)	(64,946,746)	(12,736,859)	(162,776,237)
Net increase (decrease)	(150,973)	$ (2,265,515)	(5,631,732)	$ (72,022,974)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	45,251	$ 564,771	131,430	$ 1,630,549
Shares issued to shareholders in reinvestment of dividends	40,467	500,710	72,302	890,105
Shares repurchased	(697,561)	(8,582,011)	(743,503)	(9,135,683)
Net increase (decrease)	(611,843)	$ (7,516,530)	(539,771)	$ (6,615,029)
Class D Shares
Shares sold	98	$ 1,200	4,130	$ 51,433
Shares issued to shareholders in reinvestment of dividends	6,450	79,840	11,529	142,000
Shares repurchased	(101,221)	(1,238,222)	(135,532)	(1,670,952)
Net increase (decrease)	(94,673)	$ (1,157,182)	(119,873)	$ (1,477,519)
Class I Shares
Shares sold	270,304	$ 3,351,294	357,813	$ 4,431,166
Shares issued to shareholders in reinvestment of dividends	56,252	696,039	94,857	1,167,329
Shares repurchased	(575,452)	(7,106,513)	(855,053)	(10,523,451)
Net increase (decrease)	(248,896)	$ (3,059,180)	(402,383)	$ (4,924,956)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	7,567	$ 88,797	55,967	$ 661,805
Shares issued to shareholders in reinvestment of dividends	12,805	153,123	24,387	289,441
Shares repurchased	(84,084)	(998,397)	(252,591)	(2,992,400)
Net increase (decrease)	(63,712)	$ (756,477)	(172,237)	$ (2,041,154)
80   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	155,977	$ 1,858,177	375,693	$ 4,462,151
Shares issued to shareholders in reinvestment of dividends	12,720	152,091	23,831	282,778
Shares repurchased	(232,821)	(2,756,232)	(609,238)	(7,200,017)
Net increase (decrease)	(64,124)	$ (745,964)	(209,714)	$ (2,455,088)
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2024, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 30,114,616	$ 44,713,870
Limited Term Municipal Fund	563,488,652	948,623,188
Intermediate Municipal Fund	198,217,490	139,046,011
Strategic Municipal Income Fund	39,721,473	43,354,345
Limited Term California Fund	64,648,468	68,064,883
Intermediate New Mexico Fund	6,620,903	19,874,695
Intermediate New York Fund	854,868	3,440,120
Thornburg Municipal Funds Semi-Annual Report  |  81

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 11.76	0.18	0.13	0.31	(0.18)	—	—	(0.18)	$ 11.89
2023	$ 11.77	0.27	—	0.27	(0.28)	—	—	(0.28)	$ 11.76
2022	$ 12.33	0.09	(0.57)	(0.48)	(0.08)	—	—	(0.08)	$ 11.77
2021	$ 12.37	0.03	(0.04)	(0.01)	(0.03)	—	—	(0.03)	$ 12.33
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$ 12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$ 12.36
CLASS I SHARES
2024 (c)	$ 11.75	0.19	0.14	0.33	(0.19)	—	—	(0.19)	$ 11.89
2023	$ 11.76	0.30	(0.01)	0.29	(0.30)	—	—	(0.30)	$ 11.75
2022	$ 12.33	0.11	(0.57)	(0.46)	(0.11)	—	—	(0.11)	$ 11.76
2021	$ 12.36	0.06	(0.03)	0.03	(0.06)	—	—	(0.06)	$ 12.33
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$ 12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$ 12.36

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
82  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	2.99 (d)	0.70 (d)	1.15 (d)	2.64	26.14	$ 6,886
2023	2.29	0.70	1.06	2.29	56.32	$ 13,585
2022	0.71	0.70	1.10	(3.88)	89.01	$ 20,045
2021	0.27	0.70	0.98	(0.05)	34.71	$ 16,332
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
CLASS I SHARES
2024 (c)	3.21 (d)	0.50 (d)	0.62 (d)	2.83	26.14	$ 116,368
2023	2.52	0.50	0.60	2.50	56.32	$ 130,723
2022	0.88	0.50	0.58	(3.77)	89.01	$ 148,929
2021	0.46	0.50	0.65	0.23	34.71	$ 179,245
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
Thornburg Municipal Funds Semi-Annual Report  |  83

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 13.19	0.20	0.39	0.59	(0.20)	—	—	(0.20)	$ 13.58
2023	$ 13.26	0.32	(0.06)	0.26	(0.33)	—	—	(0.33)	$ 13.19
2022	$ 14.51	0.21	(1.25)	(1.04)	(0.21)	—	—	(0.21)	$ 13.26
2021	$ 14.64	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)	$ 14.51
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$ 14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$ 14.46
CLASS C SHARES
2024 (c)	$ 13.21	0.18	0.40	0.58	(0.18)	—	—	(0.18)	$ 13.61
2023	$ 13.28	0.29	(0.07)	0.22	(0.29)	—	—	(0.29)	$ 13.21
2022	$ 14.53	0.17	(1.24)	(1.07)	(0.18)	—	—	(0.18)	$ 13.28
2021	$ 14.66	0.15	(0.13)	0.02	(0.15)	—	—	(0.15)	$ 14.53
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$ 14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$ 14.48
CLASS C2 SHARES
2024 (c)	$ 13.21	0.16	0.40	0.56	(0.16)	—	—	(0.16)	$ 13.61
2023	$ 13.28	0.26	(0.07)	0.19	(0.26)	—	—	(0.26)	$ 13.21
2022	$ 14.54	0.14	(1.26)	(1.12)	(0.14)	—	—	(0.14)	$ 13.28
2021 (e)	$ 14.66	0.10	(0.12)	(0.02)	(0.10)	—	—	(0.10)	$ 14.54
CLASS I SHARES
2024 (c)	$ 13.19	0.21	0.40	0.61	(0.21)	—	—	(0.21)	$ 13.59
2023	$ 13.26	0.35	(0.06)	0.29	(0.36)	—	—	(0.36)	$ 13.19
2022	$ 14.51	0.24	(1.25)	(1.01)	(0.24)	—	—	(0.24)	$ 13.26
2021	$ 14.64	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 14.51
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$ 14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$ 14.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
84  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	2.90 (d)	0.76 (d)	0.76 (d)	4.46	21.33	$ 566,431
2023	2.40	0.74	0.74	1.91	37.26	$ 611,338
2022	1.51	0.71	0.71	(7.20)	37.69	$ 755,222
2021	1.28	0.69	0.69	0.39	22.29	$ 978,221
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
CLASS C SHARES
2024 (c)	2.61 (d)	1.05 (d)	1.05 (d)	4.39	21.33	$ 49,025
2023	2.15	0.98	0.98	1.66	37.26	$ 59,652
2022	1.23	0.97	0.97	(7.43)	37.69	$ 91,018
2021	1.00	0.97	0.97	0.11	22.29	$ 146,806
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
CLASS C2 SHARES
2024 (c)	2.41 (d)	1.24 (d)	1.67 (d)	4.29	21.33	$ 2,951
2023	1.89	1.24	1.67	1.39	37.26	$ 3,516
2022	0.99	1.24	1.48	(7.74)	37.69	$ 4,695
2021 (e)	0.69	1.24	1.72	(0.11)	22.29	$ 5,477
CLASS I SHARES
2024 (c)	3.15 (d)	0.51 (d)	0.51 (d)	4.67	21.33	$ 1,992,965
2023	2.62	0.51	0.51	2.14	37.26	$ 2,303,573
2022	1.72	0.48	0.48	(6.99)	37.69	$ 3,162,018
2021	1.50	0.46	0.46	0.61	22.29	$ 4,502,575
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
Thornburg Municipal Funds Semi-Annual Report  |  85

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 12.72	0.22	0.55	0.77	(0.22)	—	—	(0.22)	$ 13.27
2023	$ 12.82	0.40	(0.10)	0.30	(0.40)	—	—	(0.40)	$ 12.72
2022	$ 14.35	0.32	(1.52)	(1.20)	(0.33)	—	—	(0.33)	$ 12.82
2021	$ 14.37	0.33	(0.02)	0.31	(0.33)	—	—	(0.33)	$ 14.35
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$ 14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$ 14.33
CLASS C SHARES
2024 (c)	$ 12.73	0.20	0.55	0.75	(0.20)	—	—	(0.20)	$ 13.28
2023	$ 12.83	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	$ 12.73
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021	$ 14.39	0.27	(0.01)	0.26	(0.28)	—	—	(0.28)	$ 14.37
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$ 14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$ 14.35
CLASS C2 SHARES
2024 (c)	$ 12.73	0.20	0.56	0.76	(0.20)	—	—	(0.20)	$ 13.29
2023	$ 12.83	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	$ 12.73
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021 (e)	$ 14.39	0.27	(0.02)	0.25	(0.27)	—	—	(0.27)	$ 14.37
CLASS I SHARES
2024 (c)	$ 12.70	0.24	0.55	0.79	(0.24)	—	—	(0.24)	$ 13.25
2023	$ 12.80	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)	$ 12.70
2022	$ 14.34	0.36	(1.54)	(1.18)	(0.36)	—	—	(0.36)	$ 12.80
2021	$ 14.35	0.36	(0.01)	0.35	(0.36)	—	—	(0.36)	$ 14.34
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$ 14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$ 14.31

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
86  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	3.38 (d)	0.75 (d)	0.92 (d)	6.10	16.18	$ 261,454
2023	3.06	0.77	0.92	2.31	39.98	$ 262,957
2022	2.37	0.77	0.91	(8.50)	19.48	$ 272,111
2021	2.26	0.77	0.91	2.16	10.20	$ 328,170
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
CLASS C SHARES
2024 (c)	3.01 (d)	1.12 (d)	1.39 (d)	5.90	16.18	$ 14,790
2023	2.68	1.14	1.36	1.93	39.98	$ 16,306
2022	1.98	1.14	1.33	(8.89)	19.48	$ 22,032
2021	1.89	1.14	1.30	1.78	10.20	$ 34,344
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
CLASS C2 SHARES
2024 (c)	3.00 (d)	1.12 (d)	1.96 (d)	5.98	16.18	$ 1,559
2023	2.70	1.14	2.48	1.93	39.98	$ 1,501
2022	2.00	1.14	2.07	(8.89)	19.48	$ 1,521
2021 (e)	1.85	1.14	2.62	1.76	10.20	$ 1,860
CLASS I SHARES
2024 (c)	3.61 (d)	0.51 (d)	0.66 (d)	6.23	16.18	$ 706,243
2023	3.30	0.53	0.67	2.55	39.98	$ 583,709
2022	2.60	0.53	0.67	(8.36)	19.48	$ 555,898
2021	2.50	0.53	0.67	2.47	10.20	$ 666,356
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
Thornburg Municipal Funds Semi-Annual Report  |  87

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 13.39	0.25	0.71	0.96	(0.25)	—	—	(0.25)	$ 14.10
2023	$ 13.48	0.44	(0.09)	0.35	(0.44)	—	—	(0.44)	$ 13.39
2022	$ 15.43	0.31	(1.95)	(1.64)	(0.31)	—	—	(0.31)	$ 13.48
2021	$ 15.33	0.30	0.10	0.40	(0.30)	—	—	(0.30)	$ 15.43
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$ 15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$ 15.32
CLASS C SHARES
2024 (c)	$ 13.40	0.21	0.71	0.92	(0.21)	—	—	(0.21)	$ 14.11
2023	$ 13.49	0.37	(0.09)	0.28	(0.37)	—	—	(0.37)	$ 13.40
2022	$ 15.45	0.24	(1.96)	(1.72)	(0.24)	—	—	(0.24)	$ 13.49
2021	$ 15.34	0.23	0.11	0.34	(0.23)	—	—	(0.23)	$ 15.45
2020	$ 15.34	0.30	— (e)	0.30	(0.30)	—	—	(0.30)	$ 15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$ 15.34
CLASS I SHARES
2024 (c)	$ 13.40	0.26	0.71	0.97	(0.26)	—	—	(0.26)	$ 14.11
2023	$ 13.49	0.47	(0.09)	0.38	(0.47)	—	—	(0.47)	$ 13.40
2022	$ 15.45	0.34	(1.96)	(1.62)	(0.34)	—	—	(0.34)	$ 13.49
2021	$ 15.34	0.34	0.11	0.45	(0.34)	—	—	(0.34)	$ 15.45
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$ 15.33

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	3.54 (d)	0.81 (d)	1.26 (d)	7.17	13.59	$ 69,553
2023	3.15	0.81	1.27	2.51	48.80	$ 60,908
2022	2.12	0.81	1.27	(10.73)	46.24	$ 55,859
2021	1.96	0.81	1.26	2.65	10.43	$ 65,220
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
CLASS C SHARES
2024 (c)	3.06 (d)	1.28 (d)	1.95 (d)	6.92	13.59	$ 4,975
2023	2.65	1.28	1.92	2.03	48.80	$ 4,998
2022	1.64	1.28	1.77	(11.20)	46.24	$ 8,278
2021	1.50	1.28	1.71	2.24	10.43	$ 11,753
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
CLASS I SHARES
2024 (c)	3.76 (d)	0.59 (d)	0.99 (d)	7.28	13.59	$ 235,996
2023	3.37	0.59	1.01	2.74	48.80	$ 227,585
2022	2.33	0.59	0.99	(10.59)	46.24	$ 236,725
2021	2.17	0.59	0.97	2.94	10.43	$ 298,871
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
Thornburg Municipal Funds Semi-Annual Report  |  89

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 12.56	0.18	0.36	0.54	(0.18)	—	—	(0.18)	$ 12.92
2023	$ 12.61	0.29	(0.05)	0.24	(0.29)	—	—	(0.29)	$ 12.56
2022	$ 13.66	0.17	(1.04)	(0.87)	(0.18)	—	—	(0.18)	$ 12.61
2021	$ 13.80	0.15	(0.14)	0.01	(0.15)	—	—	(0.15)	$ 13.66
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$ 13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$ 13.72
CLASS C SHARES
2024 (c)	$ 12.58	0.16	0.36	0.52	(0.16)	—	—	(0.16)	$ 12.94
2023	$ 12.62	0.25	(0.04)	0.21	(0.25)	—	—	(0.25)	$ 12.58
2022	$ 13.67	0.13	(1.04)	(0.91)	(0.14)	—	—	(0.14)	$ 12.62
2021	$ 13.81	0.11	(0.14)	(0.03)	(0.11)	—	—	(0.11)	$ 13.67
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$ 13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$ 13.73
CLASS C2 SHARES
2024 (c)	$ 12.57	0.16	0.36	0.52	(0.16)	—	—	(0.16)	$ 12.93
2023	$ 12.61	0.26	(0.05)	0.21	(0.25)	—	—	(0.25)	$ 12.57
2022	$ 13.67	0.14	(1.06)	(0.92)	(0.14)	—	—	(0.14)	$ 12.61
2021 (f)	$ 13.81	0.11	(0.13)	(0.02)	(0.12)	—	—	(0.12)	$ 13.67
CLASS I SHARES
2024 (c)	$ 12.58	0.19	0.36	0.55	(0.19)	—	—	(0.19)	$ 12.94
2023	$ 12.62	0.32	(0.04)	0.28	(0.32)	—	—	(0.32)	$ 12.58
2022	$ 13.67	0.21	(1.05)	(0.84)	(0.21)	—	—	(0.21)	$ 12.62
2021	$ 13.82	0.19	(0.15)	0.04	(0.19)	—	—	(0.19)	$ 13.67
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$ 13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$ 13.73

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	2.78 (d)	0.74 (d)	0.96 (d)	4.30	24.97	$ 61,432
2023	2.26	0.74	0.96	1.89	45.63	$ 67,312
2022	1.32	0.74	0.95	(6.44)	41.92	$ 79,046
2021	1.11	0.74	0.92	0.10	16.22	$ 101,949
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
CLASS C SHARES
2024 (c)	2.49 (d)	1.02 (d)	1.65 (d)	4.15	24.97	$ 1,963
2023	1.95	1.02	1.42	1.69	45.63	$ 2,897
2022	1.02	1.02	1.31	(6.70)	41.92	$ 5,976
2021	0.82	1.02	1.27	(0.19)	16.22	$ 9,623
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
CLASS C2 SHARES
2024 (c)	2.51 (d)	1.02 (d)	2.80 (d)(e)	4.16	24.97	$ 442
2023	2.00	1.02	8.02 (e)	1.69	45.63	$ 141
2022	1.05	1.02	4.46 (e)	(6.78)	41.92	$ 129
2021 (f)	0.84	1.02	6.50 (e)	(0.18)	16.22	$ 149
CLASS I SHARES
2024 (c)	3.03 (d)	0.49 (d)	0.72 (d)	4.43	24.97	$ 208,880
2023	2.50	0.49	0.71	2.23	45.63	$ 204,982
2022	1.56	0.49	0.71	(6.20)	41.92	$ 276,717
2021	1.35	0.49	0.70	0.27	16.22	$ 366,861
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
Thornburg Municipal Funds Semi-Annual Report  |  91

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 12.01	0.16	0.46	0.62	(0.16)	—	—	(0.16)	$ 12.47
2023	$ 12.08	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 12.01
2022	$ 13.40	0.19	(1.32)	(1.13)	(0.19)	—	—	(0.19)	$ 12.08
2021	$ 13.48	0.20	(0.09)	0.11	(0.19)	—	—	(0.19)	$ 13.40
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$ 13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$ 13.35
CLASS D SHARES
2024 (c)	$ 12.02	0.14	0.46	0.60	(0.14)	—	—	(0.14)	$ 12.48
2023	$ 12.08	0.20	(0.05)	0.15	(0.21)	—	—	(0.21)	$ 12.02
2022	$ 13.41	0.16	(1.33)	(1.17)	(0.16)	—	—	(0.16)	$ 12.08
2021	$ 13.49	0.16	(0.08)	0.08	(0.16)	—	—	(0.16)	$ 13.41
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$ 13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$ 13.36
CLASS I SHARES
2024 (c)	$ 12.01	0.18	0.46	0.64	(0.18)	—	—	(0.18)	$ 12.47
2023	$ 12.07	0.27	(0.05)	0.22	(0.28)	—	—	(0.28)	$ 12.01
2022	$ 13.40	0.23	(1.33)	(1.10)	(0.23)	—	—	(0.23)	$ 12.07
2021	$ 13.47	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.40
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$ 13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$ 13.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	2.52 (d)	0.99 (d)	1.04 (d)	5.15	6.55	$ 40,855
2023	1.91	0.99	1.02	1.35	48.90	$ 46,699
2022	1.50	0.99	1.01	(8.49)	8.83	$ 53,476
2021	1.46	0.98	0.98	0.85	7.43	$ 70,051
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
CLASS D SHARES
2024 (c)	2.27 (d)	1.24 (d)	1.36 (d)	5.01	6.55	$ 8,049
2023	1.65	1.24	1.34	1.18	48.90	$ 8,891
2022	1.25	1.24	1.29	(8.78)	8.83	$ 10,388
2021	1.20	1.24	1.29	0.59	7.43	$ 12,917
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
CLASS I SHARES
2024 (c)	2.84 (d)	0.67 (d)	0.74 (d)	5.31	6.55	$ 51,340
2023	2.23	0.67	0.74	1.76	48.90	$ 52,436
2022	1.82	0.67	0.73	(8.27)	8.83	$ 57,584
2021	1.77	0.67	0.71	1.24	7.43	$ 66,312
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
Thornburg Municipal Funds Semi-Annual Report  |  93

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2024 (c)	$ 11.60	0.16	0.44	0.60	(0.16)	—	—	(0.16)	$ 12.04
2023	$ 11.68	0.28	(0.08)	0.20	(0.28)	—	—	(0.28)	$ 11.60
2022	$ 12.88	0.25	(1.20)	(0.95)	(0.25)	—	—	(0.25)	$ 11.68
2021	$ 12.96	0.23	(0.07)	0.16	(0.24)	—	—	(0.24)	$ 12.88
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$ 12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$ 12.95
CLASS I SHARES
2024 (c)	$ 11.61	0.18	0.43	0.61	(0.18)	—	—	(0.18)	$ 12.04
2023	$ 11.68	0.31	(0.06)	0.25	(0.32)	—	—	(0.32)	$ 11.61
2022	$ 12.88	0.28	(1.19)	(0.91)	(0.29)	—	—	(0.29)	$ 11.68
2021	$ 12.96	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	$ 12.88
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$ 12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$ 12.95

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 5.22%.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 1.66%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2024 (c)	2.74 (d)	0.99 (d)	1.38 (d)	5.13 (e)	3.60	$ 12,820
2023	2.33	0.99	1.33	1.75 (f)	42.70	$ 13,096
2022	1.98	0.99	1.22	(7.48)	6.02	$ 15,193
2021	1.77	0.99	1.14	1.20	11.29	$ 23,885
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
CLASS I SHARES
2024 (c)	3.05 (d)	0.67 (d)	1.08 (d)	5.30	3.60	$ 11,794
2023	2.64	0.67	1.11	2.07	42.70	$ 12,113
2022	2.30	0.67	0.98	(7.18)	6.02	$ 14,642
2021	2.09	0.67	0.93	1.52	11.29	$ 20,454
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
Thornburg Municipal Funds Semi-Annual Report  |  95

Expense Example
March 31, 2024 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2023, and held until March 31, 2024.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2023 and held through March 31, 2024.
	Actual		Hypothetical *
	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Ending Account Value 3/31/24	Expenses Paid During Period† 10/1/23-3/31/24	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$1,026.36	$3.55	$1,021.50	$3.54	0.70%
CLASS I SHARES	$1,028.27	$2.54	$1,022.50	$2.53	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$1,044.64	$3.88	$1,021.20	$3.84	0.76%
CLASS C SHARES	$1,043.87	$5.37	$1,019.75	$5.30	1.05%
CLASS C2 SHARES	$1,042.86	$6.33	$1,018.80	$6.26	1.24%
CLASS I SHARES	$1,046.72	$2.61	$1,022.45	$2.58	0.51%
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$1,060.95	$3.86	$1,021.25	$3.79	0.75%
CLASS C SHARES	$1,058.96	$5.77	$1,019.40	$5.65	1.12%
CLASS C2 SHARES	$1,059.76	$5.77	$1,019.40	$5.65	1.12%
CLASS I SHARES	$1,062.28	$2.63	$1,022.45	$2.58	0.51%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$1,071.72	$4.20	$1,020.95	$4.09	0.81%
CLASS C SHARES	$1,069.16	$6.62	$1,018.60	$6.46	1.28%
CLASS I SHARES	$1,072.84	$3.06	$1,022.05	$2.98	0.59%
96   |  Thornburg Municipal Funds Semi-Annual Report

Expense Example, Continued
March 31, 2024 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Ending Account Value 3/31/24	Expenses Paid During Period† 10/1/23-3/31/24	Annualized Expense Ratio
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$1,043.03	$3.78	$1,021.30	$3.74	0.74%
CLASS C SHARES	$1,041.52	$5.21	$1,019.90	$5.15	1.02%
CLASS C2 SHARES	$1,041.55	$5.21	$1,019.90	$5.15	1.02%
CLASS I SHARES	$1,044.28	$2.50	$1,022.55	$2.48	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$1,051.47	$5.08	$1,020.05	$5.00	0.99%
CLASS D SHARES	$1,050.13	$6.36	$1,018.80	$6.26	1.24%
CLASS I SHARES	$1,053.14	$3.44	$1,021.65	$3.39	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$1,051.28	$5.08	$1,020.05	$5.00	0.99%
CLASS I SHARES	$1,052.95	$3.44	$1,021.65	$3.39	0.67%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
Thornburg Municipal Funds Semi-Annual Report  |  97

Other Information
March 31, 2024 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the U.S. Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
SHAREHOLDER MEETING INFORMATION
A special meeting (the “Meeting”) of shareholders of Thornburg Investment Trust (the “Trust”) was held on October 2, 2023 at the offices of Thornburg Investment Management, Inc., 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506. At the Meeting, the shareholders of the Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, Limited Term California Fund, Intermediate New Mexico Fund, and Intermediate New York Fund considered the election of Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).
The Independent Trustees elected at the Meeting were Elizabeth D. Black, Sally Corning, David L. Gardner and Patrick J. Talamantes (the “Nominees”). Each Nominee was elected by a plurality of the shares of the Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, Limited Term California Fund, Intermediate New Mexico Fund, and Intermediate New York Fund voted in person or by proxy. Abstentions and broker non-votes were treated as present for purposes of determining a quorum at the Meeting. Garrett Thornburg, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch did not stand for election as they are all Trustees previously elected by shareholders of the Trust and continue to serve as Trustees of the Trust.
The voting results for the Funds are set out as follows:
Elizabeth (Lisa) D. Black
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Short Duration Municipal Fund	12,514,778.29	9,313,647.35	99.37%	74.42%	59,426.00	0.63%	0.47%
Limited Term Municipal Fund	232,755,543.67	194,751,686.68	98.75%	83.67%	2,469,951.59	1.25%	1.06%
Intermediate Municipal Fund	68,896,911.20	56,634,067.77	98.51%	82.20%	859,165.86	1.49%	1.25%
Strategic Municipal Income Fund	22,361,120.53	18,261,075.16	99.62%	81.66%	69,255.51	0.38%	0.31%
Limited Term California Fund	23,126,358.14	20,253,292.54	99.65%	87.58%	70,823.37	0.35%	0.31%
Intermediate New Mexico Fund	9,106,612.32	7,265,015.00	97.35%	79.78%	197,659.00	2.65%	2.17%
Intermediate New York Fund	2,206,124.78	1,714,358.71	99.79%	77.71%	3,653.09	0.21%	0.17%
98   |  Thornburg Municipal Funds Semi-Annual Report

Other Information, Continued
March 31, 2024 (Unaudited)
Sally Corning
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Short Duration Municipal Fund	12,514,778.29	9,313,647.35	99.37%	74.42%	59,426.00	0.63%	0.47%
Limited Term Municipal Fund	232,755,543.67	194,493,486.68	98.62%	83.56%	2,728,151.59	1.38%	1.17%
Intermediate Municipal Fund	68,896,911.20	56,466,131.77	98.21%	81.96%	1,027,101.86	1.79%	1.49%
Strategic Municipal Income Fund	22,361,120.53	18,261,075.16	99.62%	81.66%	69,255.51	0.38%	0.31%
Limited Term California Fund	23,126,358.14	20,253,292.54	99.65%	87.58%	70,823.37	0.35%	0.31%
Intermediate New Mexico Fund	9,106,612.32	7,265,015.00	97.35%	79.78%	197,659.00	2.65%	2.17%
Intermediate New York Fund	2,206,124.78	1,714,358.71	99.79%	77.71%	3,653.09	0.21%	0.17%
David L. Gardner
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Short Duration Municipal Fund	12,514,778.29	9,313,647.35	99.37%	74.42%	59,426.00	0.63%	0.47%
Limited Term Municipal Fund	232,755,543.67	194,059,314.12	98.40%	83.37%	3,162,324.14	1.60%	1.36%
Intermediate Municipal Fund	68,896,911.20	56,540,757.77	98.34%	82.07%	952,475.86	1.66%	1.38%
Strategic Municipal Income Fund	22,361,120.53	18,213,262.16	99.36%	81.45%	117,068.51	0.64%	0.52%
Limited Term California Fund	23,126,358.14	20,213,240.54	99.45%	87.40%	110,875.37	0.55%	0.48%
Intermediate New Mexico Fund	9,106,612.32	7,261,749.00	97.31%	79.74%	200,925.00	2.69%	2.21%
Intermediate New York Fund	2,206,124.78	1,715,070.80	99.83%	77.74%	2,941.00	0.17%	0.13%
Patrick J. Talamantes
	Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
Short Duration Municipal Fund	12,514,778.29	9,292,736.03	99.14%	74.25%	80,337.33	0.86%	0.64%
Limited Term Municipal Fund	232,755,543.67	193,802,095.72	98.27%	83.26%	3,419,542.55	1.73%	1.47%
Intermediate Municipal Fund	68,896,911.20	53,627,656.43	93.28%	77.84%	3,865,577.20	6.72%	5.61%
Strategic Municipal Income Fund	22,361,120.53	18,211,797.88	99.35%	81.44%	118,532.80	0.65%	0.53%
Limited Term California Fund	23,126,358.14	19,896,234.11	97.89%	86.03%	427,881.80	2.11%	1.85%
Intermediate New Mexico Fund	9,106,612.32	7,347,483.00	98.46%	80.68%	115,191.00	1.54%	1.26%
Intermediate New York Fund	2,206,124.78	1,715,070.80	99.83%	77.74%	2,941.00	0.17%	0.13%
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 13, 2023, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2022 through November 20, 2023 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an
Thornburg Municipal Funds Semi-Annual Report  |  99

Other Information, Continued
March 31, 2024 (Unaudited)
evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial  ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
100  |   Thornburg Municipal Funds Semi-Annual Report

Trustees and Officers
March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 78 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Lisa Black, 64 Trustee since 2023(6), Member of Audit Committee and Operations Risk Oversight Committee	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
Sally Corning, 63 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 75 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 61 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Governance & Nominating Committee and Operations Risk Oversight Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 65 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
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Trustees and Officers, Continued
March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Geoffrey Black, 62 Secretary since 2024(6)(7)	Director of Fund Operations of Thornburg Investment Management, Inc. since 2024; Director, Transfer Agent Services at Russell Investments (2010-2024).	Not applicable
Randy Dry, 49 Vice President 2014-2024(6)	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023, Secretary 2024(6), Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 43 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary 2021-2024(6)(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 24 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 24 Funds of the Trust. Each Trustee oversees the 24 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise, each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 24 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	Ms. Black served as an Advisory Trustee from April 1, 2023 through October 1, 2023 and was elected as an independent Trustee effective October 2, 2023. Mr. Dry concluded his service as a Vice President of the Trust effective April 15, 2024. Ms. Rippel concluded her service as Secretary of the Trust effective April 19, 2024.Mr. Holloway served as Secretary of the Trust from April 22, 2024 through May 15, 2024, when he was succeeded by Mr. Black, who was appointed as Secretary of the Trust effective May 15, 2024.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
102  |   Thornburg Municipal Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Municipal Funds Semi-Annual Report  |  103

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2024) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Ultra Short Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Core Plus Bond Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
104  |   Thornburg Municipal Funds Semi-Annual Report

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Thornburg Municipal Funds Semi-Annual Report  |  105

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Thornburg Municipal Funds Semi-Annual Report  |  107

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities LLC
800.847.0200	TH4626

Semi-Annual Report | March 31, 2024

THORNBURG CAPITAL MANAGEMENT FUND

Thornburg Capital Management Fund
Semi-Annual Report  |  March 31, 2024

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Semi-Annual Report  |  3

Thornburg Capital Management Fund

Investment Goal and
Fund Overview
Thornburg Capital Management Fund seeks current income consistent with liquidity management and safety of capital.
Under normal circumstances, the Fund invests 100% of its net assets in a portfolio of debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, judged to be of comparable quality by the Fund’s investment advisor, and in cash, cash equivalents and cash sweep programs, consistent with the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended March 31, 2024
•	The Fund generated positive total returns and outpaced its benchmark, the FTSE 1-Month Treasury Bill Local Currency Index (the “Index”), during the six-month period ended March 31, 2024.
•	Over the reporting period, the Fund accomplished its goal of "safety of capital" by providing a share price of $10.00 that has not fluctuated since the Fund’s inception.
•	As of March 31, 2024, throughout the life of the strategy, the Fund has never suffered a default on any cash equivalent investment.
Performance Summary
March 31, 2024 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEPTION
Class I Shares (Incep: 7/31/15)	5.62%	2.93%	2.23%	1.79%
FTSE 1-Month Treasury Bill Local Currency Index (Since 7/31/15)	5.40%	2.65%	2.00%	1.55%
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	5.48%
SEC Yield	5.69%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
The FTSE 1-Month Treasury Bill Local Currency Index measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
4  |   Semi-Annual Report

Schedule of Investments
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	U.S. Treasury Securities — 1.0%
	U.S. Treasury Bills, 5.859% due 4/23/2024	$15,675,000	$ 15,624,708
	Total U.S. Treasury Securities (Cost $15,624,708)		15,624,708
	Commercial Paper — 81.8%
	American Electric Power Co., Inc.,
[a]	5.535% due 4/5/2024	4,500,000	4,497,275
[a]	5.593% due 4/9/2024	7,500,000	7,490,833
[a]	5.602% due 4/19/2024	13,478,000	13,440,936
	American Honda Finance Corp.,
	5.545% due 4/4/2024	33,000,000	32,985,013
	5.58% due 4/16/2024	125,000	124,715
	5.619% due 4/16/2024	1,000,000	997,700
[a]	AutoZone, Inc., 5.482% due 4/2/2024	4,000,000	3,999,400
	Avangrid, Inc.,
[a]	5.556% due 4/4/2024	32,000,000	31,985,440
[a]	5.559% due 4/4/2024	2,000,000	1,999,090
[a]	5.611% due 4/18/2024	1,000,000	997,398
[a]	5.59% due 4/22/2024	1,000,000	996,798
[a,b]	Bell Telephone Co. of Canada or Bell Canada, 5.60% due 4/16/2024	250,000	249,427
	Brown-Forman Corp.,
[a]	5.527% due 4/22/2024	1,165,000	1,161,310
[a]	5.539% due 4/23/2024	30,000,000	29,900,267
[a]	5.539% due 4/25/2024	1,000,000	996,373
	Canadian National Railway Co.,
[a,b]	5.486% due 4/3/2024	3,000,000	2,999,102
[a,b]	5.497% due 4/3/2024	1,500,000	1,499,550
[a,b]	5.509% due 4/3/2024	10,000,000	9,996,994
[a,b]	5.502% due 4/9/2024	1,000,000	998,798
[a,b]	5.508% due 4/9/2024	11,000,000	10,986,776
[a,b]	5.531% due 4/12/2024	3,000,000	2,995,013
[a,b]	5.488% due 4/15/2024	6,000,000	5,987,423
	Canadian Pacific Railway Co.,
[a,b]	5.593% due 4/3/2024	6,000,000	5,998,167
[a,b]	5.584% due 4/8/2024	13,000,000	12,986,123
[a,b]	5.594% due 4/10/2024	3,000,000	2,995,875
[a,b]	5.594% due 4/11/2024	1,000,000	998,472
[a]	CenterPoint Energy Resources Corp., 5.579% due 4/22/2024	25,000,000	24,920,083
[a]	CenterPoint Energy, Inc., 5.551% due 4/10/2024	10,000,000	9,986,375
	Consolidated Edison Co. of New York, Inc.,
[a]	5.532% due 4/2/2024	624,000	623,906
[a]	5.543% due 4/2/2024	3,000,000	2,999,546
[a]	5.565% due 4/2/2024	876,000	875,867
[a]	5.563% due 4/3/2024	5,000,000	4,998,481
[a]	5.538% due 4/9/2024	26,000,000	25,968,511
	CVS Health Corp.,
[a]	5.545% due 4/1/2024	2,700,000	2,700,000
[a]	5.535% due 4/5/2024	850,000	849,485
[a]	5.543% due 4/5/2024	29,000,000	28,982,407
[a]	5.545% due 4/5/2024	250,000	249,848
[a,b]	Diageo Capital plc, 5.481% due 4/1/2024	35,000,000	35,000,000
	Dominion Energy South Carolina, Inc.,
	5.66% due 4/15/2024	569,000	567,770
	5.661% due 4/15/2024	7,500,000	7,483,783
	5.662% due 4/15/2024	5,000,000	4,989,189
	Dover Corp.,
[a]	5.531% due 4/1/2024	26,000,000	26,000,000
[a]	5.534% due 4/1/2024	5,000,000	5,000,000
[a]	5.536% due 4/1/2024	1,000,000	1,000,000
[a]	5.547% due 4/1/2024	1,000,000	1,000,000
[a]	5.588% due 4/2/2024	2,000,000	1,999,694
See notes to financial statements.	Semi-Annual Report | 5

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	Duke Energy Corp.,
[a]	5.537% due 4/1/2024	$ 3,300,000	$ 3,300,000
[a]	5.537% due 4/2/2024	16,000,000	15,997,578
[a]	5.56% due 4/8/2024	11,000,000	10,988,300
[a]	5.575% due 4/16/2024	500,000	498,858
[a]	5.559% due 4/22/2024	2,000,000	1,993,630
[a]	5.493% due 4/4/2024	2,000,000	1,999,098
	Elevance Health, Inc.,
[a]	5.501% due 4/1/2024	1,000,000	1,000,000
[a]	5.529% due 4/1/2024	31,000,000	31,000,000
[a]	5.531% due 4/1/2024	1,000,000	1,000,000
	Enbridge U.S., Inc.,
[a]	5.549% due 4/1/2024	3,000,000	3,000,000
[a]	5.55% due 4/1/2024	25,000,000	25,000,000
[a]	5.56% due 4/1/2024	3,000,000	3,000,000
[a]	5.562% due 4/1/2024	1,000,000	1,000,000
[a]	5.588% due 4/1/2024	1,000,000	1,000,000
[a]	5.572% due 4/15/2024	250,000	249,467
	Entergy Corp.,
[a]	5.598% due 4/15/2024	19,720,000	19,677,821
[a]	5.545% due 4/18/2024	450,000	448,842
	Eversource Energy,
[a]	5.689% due 4/1/2024	1,000,000	1,000,000
[a]	5.805% due 4/8/2024	3,000,000	2,996,675
[a]	5.754% due 4/9/2024	5,000,000	4,993,722
[a]	5.731% due 4/22/2024	500,000	498,358
	Experian Finance plc,
[a,b]	5.52% due 4/5/2024	1,200,000	1,199,276
[a,b]	5.522% due 4/11/2024	7,900,000	7,888,084
	General Mills, Inc.,
[a]	5.491% due 4/8/2024	15,000,000	14,984,250
[a]	5.536% due 4/8/2024	19,000,000	18,979,865
[a]	Hewlett Packard Enterprise Co., 5.542% due 4/3/2024	5,000,000	4,998,483
	HP, Inc.,
[a]	5.533% due 4/4/2024	27,000,000	26,987,760
[a]	5.575% due 4/11/2024	2,000,000	1,996,956
	Intercontinental Exchange, Inc.,
[a]	5.561% due 4/1/2024	13,000,000	13,000,000
[a]	5.615% due 4/1/2024	7,000,000	7,000,000
[a]	5.578% due 4/2/2024	1,000,000	999,848
[a]	5.601% due 4/24/2024	13,000,000	12,954,319
[a]	J M Smucker Co., 5.504% due 4/1/2024	18,946,000	18,946,000
[a]	Johnson Controls International plc, 5.53% due 4/2/2024	32,000,000	31,995,156
	Keurig Dr Pepper, Inc.,
[a]	5.532% due 4/2/2024	22,000,000	21,996,669
[a]	5.568% due 4/4/2024	10,000,000	9,995,433
[a]	5.599% due 4/4/2024	700,000	699,678
	McCormick & Co., Inc.,
[a]	5.497% due 4/3/2024	17,800,000	17,794,650
[a]	5.492% due 4/16/2024	17,000,000	16,961,750
[a,b]	Medtronic Global Holdings SCA, 5.515% due 4/18/2024	2,500,000	2,493,601
	Mitsubishi HC Finance America LLC,
	5.547% due 4/1/2024	1,000,000	1,000,000
	5.563% due 4/8/2024	10,000,000	9,989,364
	5.568% due 4/8/2024	4,000,000	3,995,738
	5.569% due 4/8/2024	20,000,000	19,978,728
	Mohawk Industries, Inc.,
[a]	5.587% due 4/1/2024	17,000,000	17,000,000
[a]	5.594% due 4/17/2024	1,000,000	997,556
[a]	5.561% due 4/26/2024	15,000,000	14,943,125
[a]	NextEra Energy Capital Holdings, Inc., 5.59% due 4/5/2024	1,500,000	1,499,083
6 | Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	Oglethorpe Power Corp.,
[a]	5.639% due 4/2/2024	$ 250,000	$ 249,961
[a]	5.602% due 4/5/2024	4,000,000	3,997,556
[a]	5.644% due 4/8/2024	250,000	249,730
[a]	5.652% due 4/11/2024	505,000	504,222
[a]	5.653% due 4/11/2024	952,000	950,532
[a]	5.703% due 4/15/2024	1,000,000	997,822
[a]	5.651% due 4/18/2024	18,100,000	18,052,563
	ONE Gas, Inc.,
[a]	5.618% due 4/2/2024	7,700,000	7,698,817
[a]	5.572% due 4/3/2024	2,000,000	1,999,390
[a]	5.673% due 4/9/2024	6,900,000	6,891,459
[a]	5.599% due 4/17/2024	5,000,000	4,987,778
[a]	5.601% due 4/19/2024	3,000,000	2,991,750
[a]	5.607% due 4/19/2024	1,100,000	1,096,970
[a]	5.633% due 4/24/2024	1,745,000	1,738,835
	Penske Truck Leasing Co. LP,
	5.584% due 4/1/2024	680,000	680,000
	5.59% due 4/1/2024	19,000,000	19,000,000
	5.602% due 4/12/2024	1,000,000	998,319
	5.599% due 4/16/2024	2,650,000	2,643,927
	5.60% due 4/16/2024	12,000,000	11,972,500
	Peoples Gas Light & Coke Co., 5.532% due 4/3/2024	33,000,000	32,990,008
	Ryder System, Inc.,
	5.645% due 4/8/2024	12,054,000	12,040,992
	5.672% due 4/18/2024	17,000,000	16,955,285
[a]	Sempra, 5.597% due 4/2/2024	2,000,000	1,999,694
	Sherwin-Williams Co.,
[a]	5.495% due 4/1/2024	8,000,000	8,000,000
[a]	5.514% due 4/9/2024	8,000,000	7,990,364
[a]	5.542% due 4/9/2024	1,000,000	998,789
[a]	5.543% due 4/9/2024	3,000,000	2,996,367
[a]	5.537% due 4/10/2024	250,000	249,659
[a]	Southern California Edison Co., 5.619% due 4/11/2024	2,000,000	1,996,928
	Spire, Inc.,
[a]	5.471% due 4/3/2024	251,000	250,925
[a]	5.598% due 4/8/2024	1,000,000	998,931
[a]	5.57% due 4/9/2024	32,000,000	31,961,102
	Tyco Electronics Group SA,
[a,b]	5.50% due 4/1/2024	2,500,000	2,500,000
[a,b]	5.53% due 4/1/2024	18,000,000	18,000,000
[a]	Union Pacific Corp., 5.478% due 4/23/2024	36,135,000	36,016,196
[a]	Verizon Communications, Inc., 5.547% due 4/16/2024	32,000,000	31,927,333
[a]	Waste Management, Inc., 5.472% due 4/3/2024	23,000,000	22,993,113
	WEC Energy Group, Inc.,
[a]	5.537% due 4/1/2024	7,000,000	7,000,000
[a]	5.553% due 4/3/2024	2,000,000	1,999,392
[a]	5.592% due 4/9/2024	8,000,000	7,990,222
[a]	5.603% due 4/9/2024	18,000,000	17,977,960
[a]	5.626% due 4/11/2024	272,000	271,582
[a]	Western Union Co., 5.582% due 4/2/2024	34,000,000	33,994,806
[a]	Whirlpool Corp., 5.684% due 4/3/2024	33,000,000	32,989,733
	Total Commercial Paper (Cost $1,229,168,446)		1,229,168,446
	Repurchase Agreement — 5.0%
	Bank of New York Tri-Party Repurchase Agreement, 5.42% dated 3/28/2024 due 4/1/2024, repurchase price $75,045,167 collateralized by 10 corporate debt securities, having an average coupon of 4.54%, a minimum credit rating of BBB-, maturity dates from 3/1/2028 to 7/1/2051, and having an aggregate market value of $80,484,850 at 3/31/2024	75,000,000	75,000,000
	Total Repurchase Agreements (Cost $75,000,000)		75,000,000
	Mutual Fund — 0.0%
[c]	State Street Institutional Treasury Money Market Fund Premier Class, 5.24%	56,187	56,187
See notes to financial statements.	Semi-Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
Total Mutual Fund (Cost $56,187)		56,187
Total Investments — 87.8% (Cost $1,319,849,341)		$1,319,849,341
Other Assets Less Liabilities — 12.2%		182,616,169
Net Assets — 100.0%		$1,502,465,510

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $1,049,775,415, representing 69.87% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Rate represents the money market fund annualized seven-day yield at March 31, 2024.
8 | Semi-Annual Report	See notes to financial statements.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
ASSETS
Investment in securities, at cost	$ 1,319,849,341
Investments at value	1,319,849,341
Cash	182,434,374
Dividends receivable	83
Principal and interest receivable	917,503
Prepaid expenses and other assets	5,548
Total Assets	1,503,206,849
Liabilities
Payable for investments purchased	699,678
Accounts payable and accrued expenses	41,661
Total Liabilities	741,339
Net Assets	$ 1,502,465,510
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,502,454,909
Distributable earnings	10,601
Net Assets	$ 1,502,465,510
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,502,465,510
Shares outstanding	150,247,860
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
Semi-Annual Report  |  9

Statement of Operations
Thornburg Capital Management Fund  |  Six Months Ended March 31, 2024 (Unaudited)
INVESTMENT INCOME
Interest income	$ 45,117,199
Dividend income	36,802
Total Income	45,154,001
EXPENSES
Transfer agent fees	955
Custodian fees	32,907
Professional fees	15,223
Other expenses	8,735
Total Expenses	57,820
Net Investment Income (Loss)	$ 45,096,181
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	15,196
Net Realized and Unrealized Gain (Loss)	15,196
Change in Net Assets Resulting from Operations	$ 45,111,377
See notes to financial statements.
10   |  Semi-Annual Report

Statement of Changes in Net Assets
Thornburg Capital Management Fund
	Six Months Ended March 31, 2024*	Year Ended September 30, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 45,096,181	$ 70,926,529
Net realized gain (loss)	15,196	42,197
Net Increase (Decrease) in Net Assets Resulting from Operations	45,111,377	70,968,726
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(45,139,088)	(71,182,725)
FUND SHARE TRANSACTIONS
Class I Shares	(227,893,519)	201,697,890
Net Increase (Decrease) in Net Assets	(227,921,230)	201,483,891
NET ASSETS
Beginning of Period	1,730,386,740	1,528,902,849
End of Period	$ 1,502,465,510	$ 1,730,386,740

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  11

Notes to Financial Statements
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-four separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, foreign investment risk, interest rate risk, liquidity risk, management risk, market and economic risk, and prepayment and extension risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2024, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will effect all purchases and sales of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
12   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
Security Valuation: All investments in securities held by the Fund  are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Fund intends to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2024 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Fund’s “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Fund’s valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Fund’s investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days from trade date and other short-term investments are valued using the amortized cost method unless the Committee determines such method does not represent fair value. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of the Fund’s investments may be significantly affected on days when shareholders cannot purchase or sell Fund’s shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2024:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 15,624,708	$ —	$ 15,624,708	$ —
Commercial Paper	1,229,168,446	—	1,229,168,446	—
Repurchase Agreement	75,000,000	—	75,000,000	—
Mutual Fund	56,187	56,187	—	—
Total Investments in Securities	$ 1,319,849,341	$ 56,187	$ 1,319,793,154	$ —
Total Assets	$ 1,319,849,341	$ 56,187	$ 1,319,793,154	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2024, the Fund had no such transactions with affiliated funds.
14   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2024, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2024, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,319,849,341
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized appreciation (depreciation) in the Fund at March 31, 2024 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2024, there were an unlimited number of shares of the Fund with no par value of beneficial interest authorized. Transactions in the Fund’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2024		YEAR ENDED September 30, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	463,911,623	$ 4,639,116,229	882,916,619	$ 8,829,166,189
Shares issued to shareholders in reinvestment of dividends	4,513,909	45,139,089	7,118,272	71,182,724
Shares repurchased	(491,214,884)	(4,912,148,837)	(869,865,102)	(8,698,651,023)
Net increase (decrease)	(22,789,352)	$ (227,893,519)	20,169,789	$ 201,697,890
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2024, the Fund had no purchase and sale transactions of investments other than short-term investments.
Semi-Annual Report  |  15

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I(b)
2024 (c)	$ 10.00	0.28	— (d)	0.28	(0.28)	—	(0.28)	$ 10.00
2023	$ 10.00	0.49	— (d)	0.49	(0.49)	—	(0.49)	$ 10.00
2022	$ 10.00	0.10	— (d)	0.10	(0.10)	—	(0.10)	$ 10.00
2021	$ 10.00	0.01	— (d)	0.01	(0.01)	—	(0.01)	$ 10.00
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(e)	Annualized.
(f)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
16  |  Semi-Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I(b)
2024 (c)	5.56 (e)	0.01 (e)	0.01 (e)	2.83	— (f)	$ 1,502,466
2023	4.88	0.01	0.01	4.99	— (f)	$ 1,730,387
2022	0.96	0.01	0.01	0.96	— (f)	$ 1,528,903
2021	0.12	0.01	0.01	0.12	— (f)	$ 2,060,113
2020	1.00	0.01	0.01	1.08	— (f)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (f)	$ 1,552,677
Semi-Annual Report  |  17

Expense Example
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2023, and held until March 31, 2024.
	BEGINNING ACCOUNT VALUE 10/1/23	ENDING ACCOUNT VALUE 3/31/24	EXPENSES PAID DURING PERIOD† 10/1/23—3/31/24
CLASS I SHARES
Actual	$1,000.00	$1,028.25	$0.05
Hypothetical*	$1,000.00	$1,024.95	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
18  |  Semi-Annual Report

Trustees and Officers
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 78 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Lisa Black, 64 Trustee since 2023(6), Member of Audit Committee and Operations Risk Oversight Committee	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
Sally Corning, 63 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 75 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 61 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Governance & Nominating Committee and Operations Risk Oversight Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 65 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
Semi-Annual Report  |  19

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Geoffrey Black, 62 Secretary since 2024(6)(7)	Director of Fund Operations of Thornburg Investment Management, Inc. since 2024; Director, Transfer Agent Services at Russell Investments (2010-2024).	Not applicable
Randy Dry, 49 Vice President 2014-2024(6)	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023, Secretary 2024(6), Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 43 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary 2021-2024(6)(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 24 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 24 Funds of the Trust. Each Trustee oversees the 24 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise, each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 24 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	Ms. Black served as an Advisory Trustee from April 1, 2023 through October 1, 2023 and was elected as an independent Trustee effective October 2, 2023. Mr. Dry concluded his service as a Vice President of the Trust effective April 15, 2024. Ms. Rippel concluded her service as Secretary of the Trust effective April 19, 2024.Mr. Holloway served as Secretary of the Trust from April 22, 2024 through May 15, 2024, when he was succeeded by Mr. Black, who was appointed as Secretary of the Trust effective May 15, 2024.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
20   |  Semi-Annual Report

Other Information
March 31, 2024 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the U.S. Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
SHAREHOLDER MEETING INFORMATION
A special meeting (the “Meeting”) of shareholders of Thornburg Investment Trust (the “Trust”) was held on October 2, 2023 at the offices of Thornburg Investment Management, Inc., 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506. At the Meeting, the shareholders of the Capital Management Fund considered the election of Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).
The Independent Trustees elected at the Meeting were Elizabeth D. Black, Sally Corning, David L. Gardner and Patrick J. Talamantes (the “Nominees”). Each Nominee was elected by a plurality of the shares of the Capital Management Fund voted in person or by proxy. Abstentions and broker non-votes were treated as present for purposes of determining a quorum at the Meeting. Garrett Thornburg, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch did not stand for election as they are all Trustees previously elected by shareholders of the Trust and continue to serve as Trustees of the Trust.
The voting results for the Capital Management Fund are set out as follows:
Elizabeth (Lisa) D. Black
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
141,844,415.03	141,844,415.03	100.00%	100.00%	0.00	0.00%	0.00%
Sally Corning
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
141,844,415.03	141,844,415.03	100.00%	100.00%	0.00	0.00%	0.00%
David L. Gardner
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
141,844,415.03	141,844,415.03	100.00%	100.00%	0.00	0.00%	0.00%
Semi-Annual Report  |  21

Other Information, Continued
March 31, 2024 (Unaudited)
Patrick J. Talamantes
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
141,844,415.03	141,844,415.03	100.00%	100.00%	0.00	0.00%	0.00%
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 13, 2023, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2022 through November 20, 2023 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial  ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
22   |  Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Semi-Annual Report  |  23

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2024) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Fund outlined in this report is one of many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Ultra Short Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Core Plus Bond Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities LLC
800.847.0200	TH3478

Semi-Annual Report | March 31, 2024

Thornburg Managed Account Funds
Thornburg Emerging Markets Managed Account Fund
Thornburg Municipal Managed Account Fund

Thornburg Managed Account Funds
Semi-Annual Report  |  March 31, 2024
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Managed Account Funds Semi-Annual Report  |  3

Thornburg Emerging Markets Managed Account Fund

Investment Goal and
Fund Overview
The Emerging Markets Managed Account Fund’s primary investment goal is long-term capital appreciation.
The Fund primarily invests in equity securities of issuers with substantial economic ties to emerging market countries. These securities typically have ties to Central and South American, African, Asian (including the Middle and Near East, and the Indian subcontinent), and Central and Eastern European nations. Thornburg considers various factors to determine such ties, including MSCI Emerging Markets Index inclusion, issuer location, listing on a stock exchange of an emerging country, and primary country of revenue sources. The Fund may invest in companies of any size and categorizes investments into Basic Value, Consistent Earner, or Emerging Franchise types as classified by Thornburg. The Fund’s selection process focuses on economic developments, market outlooks, and issuer analysis. The Fund may sell investments based on Thornburg identifying better opportunities, issuer changes, target price achievements, or goal misalignment.
Performance drivers and detractors for the reporting period ended March 31, 2024
» From the Fund’s inception on October 2, 2023 to the period ended March 31, 2024, the Fund returned 5.36% versus a return of 10.57% for the MSCI Emerging Markets Net Total Return USD Index (the "Index").
» On a geographic basis, the Fund’s stock selection within China, Brazil, and Taiwan was the primary driver of underperformance relative to the Index during th period. Stock selection in Saudi Arabia and Korea positively affected absolute and relative performance.
» On a sector basis, the Fund’s overweight allocation and stock selection within health care was the primary driver of underperformance relative to the Index during the period. Stock selection within information technology and financials contributed positively to absolute and relative performance.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND	SINCE INCEPTION
Class I Shares (Incep: 10/2/23)	5.36%
MSCI Emerging Markets Net Total Return USD Index (Since 10/2/23)	10.57%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. Thornburg and Thornburg Securities LLC ("TSL") have contractually agreed, irrevocably during the existence of the Fund, to waive, pay or reimburse all expenses of the Fund, except for taxes, interest expense, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs. For the period ended March 31, 2024, resulting in net expense ratios of the following: I shares, 0.00%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
4  |   Thornburg Managed Account Funds Semi-Annual Report

Thornburg Municipal Managed Account Fund

Investment Goal and
Fund Overview
The primary goal of Municipal Managed Account Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund is actively managed and invests principally in municipal obligations of any credit quality issued by states, local governments and territories. The Fund can invest up to 80% in lower-rated “junk” bonds. It analyzes credit and selects securities based on interest rate outlooks, bond markets, debt supply, and yield differences. The Fund buys municipal obligations of any maturity, which affects duration and sensitivity to interest rates. For defensive purposes it may reduce the effective duration and/or the maturity of the portfolio. There’s no limit on a security’s duration or maturity the Fund may purchase. The Fund aims to meet its objective through credit analysis and security selection and is non-diversified.
At least 80% of assets are in municipal bonds exempt from federal income tax and no more than 20% will be in taxable municipal bonds, except temporarily for defensive purposes. Taxable investments mean some income would be taxed. Gains not offset by losses are also taxed.
Performance drivers and detractors for the reporting period ended March 31, 2024
» The Fund’s Class I shares returned 8.13% versus the ICE BofA U.S. Municipal Master Index’s (the “Index”) return of 7.29% during the 6-month period ended March 31, 2024. The Fund’s outperformance relative to the Index occurred during a period that began with municipal yields rising until the end of October when the 10-year AAA municipal yield reached a post Global Financial Crisis high. However, the end of 2023 saw one of the strongest municipal bond market rallies in recent memory, leading to a dramatic fall in municipal bond yields and, due to the inverse relationship, a dramatic rise in municipal bond prices. Yields recovered from the lows in December 2023 but still finished the period well below where they began in October 2023, which produced positive returns for the municipal bond market.
» The Fund’s strong absolute performance during the period was driven by two key factors. First, the Fund’s municipal bond interest payments accounted for nearly half of the Fund’s total return during the period. Second, municipal bond yields finished the period lower which led to rising municipal bond prices, causing duration gains to comprise over half of the Fund’s return during the period.
» The Fund’s outperformance relative to the Index was broad-based and attributable to several factors. The Fund’s individual municipal bond selection was the primary driver of its excess returns, but yield curve positioning, coupon income, and sector/quality allocations also contributed positively to its relative outperformance during the period.
Performance Summary
March 31, 2024 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG MUNICIPAL MANAGED ACCOUNT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG MUNICIPAL MANAGED ACCOUNT FUND	SINCE INCEPTION
Class I Shares (Incep: 5/15/23)	6.25%
ICE BofA U.S. Municipal Master Index (Since 5/15/23)	3.00%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. Thornburg and Thornburg Securities LLC ("TSL") have contractually agreed, irrevocably during the existence of the Fund, to waive, pay or reimburse all expenses of the Fund, except for taxes, interest expense, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs. For the period ended March 31, 2024, resulting in net expense ratios of the following: I shares, 0.00%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Managed Account Funds Semi-Annual Report  |  5

Glossary
March 31, 2024 (Unaudited)
The MSCI Emerging Markets Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The ICE BofA U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
6  |  Thornburg Managed Account Funds Semi-Annual Report

Fund Summary
Thornburg Emerging Markets Managed Account Fund  |  March 31, 2024 (Unaudited)
TOP TEN EQUITY HOLDINGS
Samsung Electronics Co. Ltd.	14.2%
SK Hynix, Inc.	9.8%
Chailease Holding Co. Ltd.	5.7%
Lotes Co. Ltd.	4.6%
SCB X PCL	4.6%
Saudi Tadawul Group Holding Co.	4.5%
Raia Drogasil SA	3.8%
Kia Corp.	3.7%
MediaTek, Inc.	3.5%
Salik Co. PJSC	3.4%

SECTOR EXPOSURE
Information Technology	34.7%
Financials	14.8%
Consumer Staples	11.6%
Consumer Discretionary	9.0%
Health Care	8.2%
Industrials	6.4%
Communication Services	3.0%
Energy	2.8%
Real Estate	2.7%
Other Assets Less Liabilities	6.8%

TOP TEN INDUSTRY GROUPS
Technology Hardware & Equipment	18.8%
Semiconductors & Semiconductor Equipment	15.9%
Financial Services	10.2%
Automobiles & Components	6.9%
Consumer Staples Distribution & Retail	6.3%
Health Care Equipment & Services	5.2%
Banks	4.6%
Transportation	3.4%
Food, Beverage & Tobacco	3.3%
Telecommunication Services	3.0%

THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND	NASDAQ SYMBOLS	CUSIPS
Class I	THMGX	885-216-341
Class I shares are only available through certain separately managed accounts with which Thornburg Investment Management, Inc. has an agreement to serve as investment adviser.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Thornburg Managed Account Funds Semi-Annual Report  |  7

Fund Summary
Thornburg Municipal Managed Account Fund  |  March 31, 2024 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	57
Effective Duration	5.4 Yrs
Average Maturity	12.3 Yrs
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	4.19%
SEC Yield	4.11%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.58% and 2.47%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG MUNICIPAL MANAGED ACCOUNT FUND	NASDAQ SYMBOLS	CUSIPS
Class I	THMMX	885-216-333
Class I shares are only available through certain separately managed accounts with which Thornburg Investment Management, Inc. has an agreement to serve as investment adviser.

8  |  Thornburg Managed Account Funds Semi-Annual Report

Schedule of Investments
Thornburg Emerging Markets Managed Account Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 93.2%
	Automobiles & Components — 6.9%
	Automobile Components — 3.2%
	Zhejiang Shuanghuan Driveline Co. Ltd. Class A,	14,000	$ 44,707
	Automobiles — 3.7%
	Kia Corp.	626	52,080
			96,787
	Banks — 4.6%
	Banks — 4.6%
	SCB X PCL	20,800	64,987
			64,987
	Capital Goods — 3.0%
	Machinery — 3.0%
	Shenzhen Inovance Technology Co. Ltd. Class A	5,100	42,501
			42,501
	Consumer Discretionary Distribution & Retail — 2.1%
	Specialty Retail — 2.1%
	K Car Co. Ltd.	2,915	29,599
			29,599
	Consumer Staples Distribution & Retail — 6.3%
	Consumer Staples Distribution & Retail — 6.3%
	BIM Birlesik Magazalar AS	3,271	35,563
	Raia Drogasil SA	9,900	54,026
			89,589
	Energy — 2.8%
	Energy Equipment & Services — 2.8%
	ADNOC Drilling Co. PJSC	36,766	39,747
			39,747
	Financial Services — 10.2%
	Capital Markets — 4.5%
	Saudi Tadawul Group Holding Co.	881	64,081
	Financial Services — 5.7%
	Chailease Holding Co. Ltd.	15,000	80,382
			144,463
	Food, Beverage & Tobacco — 3.3%
	Beverages — 3.3%
	Kweichow Moutai Co. Ltd. Class A	200	47,088
			47,088
	Health Care Equipment & Services — 5.2%
	Health Care Providers & Services — 5.2%
	Aier Eye Hospital Group Co. Ltd. Class A	20,100	35,765
[a]	Oncoclinicas do Brasil Servicos Medicos SA	21,700	38,291
			74,056
	Household & Personal Products — 2.0%
	Personal Care Products — 2.0%
	Proya Cosmetics Co. Ltd. Class A	2,200	28,400
			28,400
	Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
	Biotechnology — 3.0%
	Imeik Technology Development Co. Ltd. Class A	900	42,139
			42,139
	Real Estate Management & Development — 2.7%
See notes to financial statements.	Thornburg Managed Account Funds Semi-Annual Report | 9

Schedule of Investments, Continued
Thornburg Emerging Markets Managed Account Fund  |  March 31, 2024 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Real Estate Management & Development — 2.7%
	Aldar Properties PJSC	25,468	$ 38,283
			38,283
	Semiconductors & Semiconductor Equipment — 15.9%
	Semiconductors & Semiconductor Equipment — 15.9%
	Alchip Technologies Ltd.	368	36,393
	MediaTek, Inc.	1,364	49,439
	SK Hynix, Inc.	1,053	139,383
			225,215
	Technology Hardware & Equipment — 18.8%
	Electronic Equipment, Instruments & Components — 4.6%
	Lotes Co. Ltd.	1,505	65,131
	Technology Hardware, Storage & Peripherals — 14.2%
	Samsung Electronics Co. Ltd.	3,350	201,062
			266,193
	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
[a]	Converge Information & Communications Technology Solutions, Inc.	241,800	42,865
			42,865
	Transportation — 3.4%
	Transportation Infrastructure — 3.4%
	Salik Co. PJSC	47,836	48,328
			48,328
	Total Common Stock (Cost $1,221,657)		1,320,240
	Short-Term Investments — 1.8%
[b]	Thornburg Capital Management Fund	2,548	25,482
	Total Short-Term Investments (Cost $25,482)		25,482
	Total Investments — 95.0% (Cost $1,247,139)		$1,345,722
	Other Assets Less Liabilities — 5.0%		70,248
	Net Assets — 100.0%		$1,415,970

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.

COUNTRY EXPOSURE * (percent of equity holdings)
South Korea	32.0%
China	18.2%
Taiwan	17.5%
United Arab Emirates	9.6%
Brazil	7.0%
Thailand	4.9%
Saudi Arabia	4.9%
Philippines	3.2%
Turkey	2.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
10 | Thornburg Managed Account Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Municipal Managed Account Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 86.2%
	Alabama — 12.4%
[a]	Black Belt Energy Gas District (Guaranty: Goldman Sachs Group, Inc.), Series D-1, 5.50% due 6/1/2049 (put 2/1/2029)	$150,000	$ 159,366
	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada), Series B, 5.00% due 12/1/2030	250,000	266,203
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 3.875% due 8/1/2037 (put 8/1/2024)	250,000	261,282
[a]	Southeast Alabama Gas Supply District (Guaranty: Morgan Stanley Group), 5.00% due 6/1/2049 (put 5/1/2032)	250,000	267,816
[a]	Southeast Alabama Gas Supply District (Guaranty: Pacific Life Insurance Co.), Series A, 5.00% due 8/1/2054 (put 4/1/2032)	250,000	268,612
	Arizona — 1.5%
[a]	Chandler (Intel Corp.) IDA AMT, 4.10% due 12/1/2037 (put 6/15/2028)	150,000	150,725
	California — 6.9%
[a]	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group), Series A-1, 5.00% due 5/1/2054 (put 4/1/2032)	250,000	268,938
	California Municipal Finance Authority (Greenfield Commons Eah LP; Collateralized: FNMA) (Green Bond), Series A, 5.28% due 9/1/2046	150,000	162,998
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, Series A-1, 4.00% due 11/1/2042 (put 4/15/2024)	250,000	250,000
	Connecticut — 1.6%
	Connecticut Housing Finance Authority, Series B, 4.65% due 11/15/2048	150,000	152,740
	Florida — 5.6%
[b]	Capital Trust Agency, Inc. (Southeastern University Obligated Group), Series A, 6.25% due 5/1/2048	100,000	100,033
	County of Broward Airport System Revenue AMT, 5.00% due 10/1/2042	150,000	154,340
	County of Miami-Dade Aviation Revenue AMT, Series A, 5.00% due 10/1/2035	150,000	150,817
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2042	150,000	151,146
	Georgia — 4.8%
[a]	Bartow County Development Authority (Georgia Power Co.), 3.95% due 12/1/2032 (put 3/8/2028)	100,000	102,225
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[a]	Series A, 5.00% due 5/1/2054 (put 9/1/2031)	200,000	214,134
[a]	Series B, 5.00% due 7/1/2053 (put 3/1/2030)	150,000	159,032
	Illinois — 3.1%
	City of Chicago (Chicago O’Hare International Airport) AMT, Series A, 5.00% due 1/1/2028	150,000	151,031
	State of Illinois GO, Series B, 4.00% due 11/1/2038	150,000	150,769
	Indiana — 1.0%
[a]	Indiana Finance Authority (Republic Services, Inc.) AMT, Series A, 4.20% due 5/1/2034 (put 6/3/2024)	100,000	100,000
	Iowa — 1.6%
[a]	Iowa Finance Authority (Iowa Fertilizer Co. LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	150,000	157,745
	Kansas — 1.5%
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	150,000	150,318
	Kentucky — 4.6%
[a]	County of Owen (American Water/Kentucky-American Water Co. Obligated Group), 3.875% due 6/1/2040 (put 9/1/2028)	150,000	150,520
	Kentucky Housing Corp. (Collateralized: GNMA, FNMA, FHLMC), Series A, 4.35% due 7/1/2044	150,000	146,886
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group), Series A, 5.00% due 10/1/2033	150,000	155,202
	Michigan — 2.8%
	City of Detroit GO, Series C, 6.00% due 5/1/2043	250,000	280,659
	Nevada — 2.6%
[a]	County of Washoe (Sierra Pacific Power Co.) AMT, Series F, 4.125% due 3/1/2036 (put 10/1/2029)	250,000	253,111
	New Hampshire — 1.9%
	New Hampshire Business Finance Authority (Presbyterian Homes Obligated Group), Series A, 5.25% due 7/1/2048	175,000	183,017
	New Jersey — 1.8%
	New Jersey Housing & Mortgage Finance Agency (Riverview Towers Preservation LLC), Series B, 5.25% due 12/20/2065	175,000	180,648
	New Mexico — 5.4%
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 3.90% due 6/1/2040 (put 6/1/2028)	250,000	249,498
	New Mexico Educational Assistance Foundation AMT, Series 1A, 5.00% due 9/1/2029	150,000	162,110
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2049	150,000	123,378
	North Carolina — 1.5%
	North Carolina Medical Care Commission (United Methodist Retirement Homes Inc Obligated Group), Series 2024B-1, 4.25% due 10/1/2028	150,000	150,433
	Pennsylvania — 1.5%
	Northeastern Pennsylvania Hospital & Education Authority (King’s College), 5.00% due 5/1/2031	145,000	151,059
	South Dakota — 1.6%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), 5.00% due 9/1/2040	150,000	155,532
	Tennessee — 3.7%
	Knox County Health Educational & Housing Facility Board (Provident Group - UTK Properties LLC; Insured: BAM), Series A-1, 5.00% due 7/1/2044	200,000	213,766
See notes to financial statements.	Thornburg Managed Account Funds Semi-Annual Report | 11

Schedule of Investments, Continued
Thornburg Municipal Managed Account Fund  |  March 31, 2024 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Tennessee HDA, Series 2A, 4.70% due 7/1/2053	$150,000	$ 148,636
	Texas — 7.8%
	Clifton Higher Education Finance Corp. (YES Prep Public Schools, Inc.; Insured: PSF-GTD), 4.25% due 4/1/2048	150,000	146,859
	Matagorda County Navigation District No. 1 (AEP Texas, Inc.) AMT, 4.25% due 5/1/2030	150,000	153,127
[a]	Mission Economic Development Corp. (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.25% due 6/1/2048 (put 6/3/2024)	150,000	149,879
	Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) AMT, 5.50% due 12/31/2058	150,000	164,549
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	150,000	150,592
	Utah — 2.6%
[b]	Utah Charter School Finance Authority (Freedom Academy Foundation), Series A, 5.00% due 6/15/2041	120,000	107,502
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2049	150,000	153,099
	Virginia — 2.1%
	Virginia HDA, Series D, 4.70% due 8/1/2048	200,000	201,904
	Washington — 2.7%
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group), Series B-1, 4.75% due 7/1/2027	155,000	155,007
[b]	Washington State Housing Finance Commission (Seattle Academy of Arts & Sciences), 6.125% due 7/1/2053	100,000	109,891
	West Virginia — 2.6%
[a]	West Virginia (Kentucky Power Co.) EDA AMT, Series A, 4.70% due 4/1/2036 (put 6/17/2026)	250,000	254,629
	Wisconsin — 1.0%
[a]	Public Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A-2, 4.10% due 10/1/2025 (put 5/1/2024)	100,000	99,635
	Total Long-Term Municipal Bonds — 86.2% (Cost $8,315,005)		8,501,398
	Short-Term Municipal Bonds — 11.2%
	Kentucky — 1.5%
[a]	County of Meade (Nucor Corp.) AMT, Series A-1, 5.16% due 8/1/2061 (put 4/1/2024)	150,000	150,000
	New York — 5.9%
[a]	City of New York (SPA Barclays Bank plc) GO, Series F-5, 4.45% due 6/1/2044 (put 4/1/2024)	195,000	195,000
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA JP Morgan Chase Bank NA), Series AA-1, 4.55% due 6/15/2050 (put 4/1/2024)	185,000	185,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank NA), Series E-4, 4.55% due 2/1/2045 (put 4/1/2024)	195,000	195,000
	North Carolina — 2.0%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank NA), Series B, 4.45% due 1/15/2038 (put 4/1/2024)	195,000	195,000
	Texas — 1.8%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises LLC), 4.85% due 4/1/2040 (put 4/1/2024)	180,000	180,000
	Total Short-Term Municipal Bonds — 11.2% (Cost $1,100,000)		1,100,000
	Total Investments — 97.4% (Cost $9,415,005)		$9,601,398
	Other Assets Less Liabilities — 2.6%		256,281
	Net Assets — 100.0%		$9,857,679

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2024.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024, the aggregate value of these securities in the Fund’s portfolio was $567,426, representing 5.76% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
EDA	Economic Development Authority
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
PSF-GTD	Guaranteed by Permanent School Fund
SPA	Stand-by Purchase Agreement
12 | Thornburg Managed Account Funds Semi-Annual Report	See notes to financial statements.

Statements of Assets and Liabilities
March 31, 2024 (Unaudited)
	THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND	THORNBURG MUNICIPAL MANAGED ACCOUNT FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 1,221,657	$ 9,415,005
Non-controlled affiliated issuers	25,482	-
Investments at value
Non-affiliated issuers	1,320,240	9,601,398
Non-controlled affiliated issuers	25,482	-
Cash	-	122,387
Receivable for investments sold	18,600	-
Receivable from investment advisor	12,434	13,668
Dividends receivable	6,729	-
Principal and interest receivable	-	109,927
Prepaid expenses and other assets	55,679	33,779
Total Assets	1,439,164	9,881,159
Liabilities
Payable for investments purchased	29	-
Deferred taxes payable	956	-
Accounts payable and accrued expenses	22,209	23,480
Total Liabilities	23,194	23,480
Net Assets	$ 1,415,970	$ 9,857,679
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,325,953	$ 9,694,699
Distributable earnings	90,017	162,980
Net Assets	$ 1,415,970	$ 9,857,679
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,415,970	$ 9,857,679
Shares outstanding	135,170	962,963
Net asset value and redemption price per share	$ 10.48	$ 10.24
See notes to financial statements.
Thornburg Managed Account Funds Semi-Annual Report  |  13

Statements of Operations
Six Months Ended March 31, 2024 (Unaudited)
	THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND(a)	THORNBURG MUNICIPAL MANAGED ACCOUNT FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 12,606	$ -
Non-controlled affiliated issuers	3,229	-
Dividend taxes withheld	(2,136)	-
Interest income	-	155,705
Total Income	13,699	155,705
EXPENSES
Transfer agent fees
Class I Shares	1,042	1,202
Registration and filing fees
Class I Shares	509	4,472
Custodian fees	905	11,916
Professional fees	24,345	23,415
Trustee and officer fees	362	549
Other expenses	32,288	31,273
Total Expenses	59,451	72,827
Less:
Expenses reimbursed	(59,451)	(72,827)
Net Expenses	-	-
Net Investment Income (Loss)	$ 13,699	$ 155,705
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuers investments	(15,074)	(12,362)
Foreign currency transactions	906	-
Net realized gain (loss)	(14,168)	(12,362)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments*	97,627	351,591
Foreign currency translations	(57)	-
Change in net unrealized appreciation (depreciation)	97,570	351,591
Net Realized and Unrealized Gain (Loss)	83,402	339,229
Change in Net Assets Resulting from Operations	$ 97,101	$ 494,934
* Net of change in deferred taxes	$ (956)	$ -

(a)	The Fund commenced operations on October 2, 2023.
See notes to financial statements.
14  |  Thornburg Managed Account Funds Semi-Annual Report

Statements of Changes in Net Assets

	THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND	THORNBURG MUNICIPAL MANAGED ACCOUNT FUND
	Period Ended March 31, 2024*, (a)	Six Months Ended March 31, 2024*	Period Ended September 30, 2023(b)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 13,699	$ 155,705	$ 80,674
Net realized gain (loss)	(14,168)	(12,362)	(10,731)
Net change in unrealized appreciation (depreciation)	97,570	351,591	(165,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	97,101	494,934	(95,255)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(7,084)	(156,043)	(80,656)
FUND SHARE TRANSACTIONS
Class I Shares	1,325,953	4,226,043	5,468,656
Net Increase (Decrease) in Net Assets	1,415,970	4,564,934	5,292,745
NET ASSETS
Beginning of Period	-	5,292,745	-
End of Period	$ 1,415,970	$ 9,857,679	$ 5,292,745

*	Unaudited.
(a)	The Fund commenced operations on October 2, 2023.
(b)	The Fund commenced operations on May 15, 2023.
See notes to financial statements.
Thornburg Managed Account Funds Semi-Annual Report  |  15

Notes to Financial Statements
March 31, 2024 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Emerging Markets Managed Account Fund (“Emerging Markets Managed Account Fund”) and Thornburg Municipal Managed Account Fund (“Municipal Managed Account Fund”) are non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Emerging Markets Managed Account Fund commenced operations on October 2, 2023. As of March 31, 2024, the Funds are currently two of twenty-four separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Emerging Markets Managed Account Fund: The Fund’s investment goal is long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, emerging markets risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, risks affecting investments in China, risks affecting specific countries and regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Municipal Managed Account Fund: The Fund’s investment goal is to seek a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2024, the Funds currently offer one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Funds represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Funds are available for purchase and redemption exclusively by or on behalf of separately managed account clients where Thornburg Investment Management, Inc., the Funds’ investment advisor (the “Advisor”), has an agreement with the managed account program’s sponsor, or directly with the client, to provide advisory services to the managed account or to the managed account program’s sponsor for its use in managing such account.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
16  |  Thornburg Managed Account Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the six months ended March 31, 2024, the Funds did not enter into repurchase agreements.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2024 are detailed in the Schedule of Investments.
Organizational and Offering Costs: The Funds incur certain costs related to launch and operation. Organizational costs are charged to expense as incurred. Offering costs are amortized to expense daily over the span of one year from commencement of operations. These amounts are included in Prepaid expenses and other assets in the Statement of Assets and Liabilities and Other expenses in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The
Thornburg Managed Account Funds Semi-Annual Report  |  17

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
18   |  Thornburg Managed Account Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Funds’ investments as of March 31, 2024:
EMERGING MARKETS MANAGED ACCOUNT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,320,240	$ 1,320,240	$ —	$ —
Short-Term Investments	25,482	25,482	—	—
Total Investments in Securities	$ 1,345,722	$ 1,345,722	$ —	$ —
Total Assets	$ 1,345,722	$ 1,345,722	$ —	$ —
MUNICIPAL MANAGED ACCOUNT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 8,501,398	$ —	$ 8,501,398	$ —
Short-Term Municipal Bonds	1,100,000	—	1,100,000	—
Total Investments in Securities	$ 9,601,398	$ —	$ 9,601,398	$ —
Total Assets	$ 9,601,398	$ —	$ 9,601,398	$—
Thornburg Managed Account Funds Semi-Annual Report  |  19

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Funds. The Funds do not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Funds. No fees are charged for these services.
Thornburg and Thornburg Securities LLC ("TSL") have contractually agreed, irrevocably during the existence of the Funds, to waive, pay or reimburse all expenses of the Funds, except for taxes, interest expense, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
For the six months ended March 31, 2024, the Advisor contractually reimbursed certain expenses and distribution fees of $59,451 for Class I shares of Emerging Markets Managed Account Fund and $72,827 for Class I shares of Municipal Managed Account Fund.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2024, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of the portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
EMERGING MARKETS MANAGED ACCOUNT FUND	Market Value 9/30/23	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/24	Dividend Income
Thornburg Capital Mgmt. Fund	$-	$1,642,522	$(1,617,040)	$-	$-	$25,482	$3,229
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the period ended March 31, 2024, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2024, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Managed Account Fund	$ 1,247,139	$ 145,161	$ (46,578)	$ 98,583
Municipal Managed Account Fund	9,415,005	193,212	(6,819)	186,393
At March 31, 2024, the Municipal Managed Account Fund cumulative tax basis of short-term capital losses of $10,731, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
20   |  Thornburg Managed Account Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2024 (Unaudited)
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2024, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	PERIOD ENDED March 31, 2024†
EMERGING MARKETS MANAGED ACCOUNT FUND	SHARES	AMOUNT
Class I Shares
Shares sold	135,423	$ 1,328,375
Shares issued to shareholders in reinvestment of dividends	724	7,084
Shares repurchased	(977)	(9,506)
Net increase (decrease)	135,170	$ 1,325,953
† The Fund commenced operations on October 2, 2023.

	SIX MONTHS ENDED March 31, 2024		PERIOD ENDED September 30, 2023*
MUNICIPAL MANAGED ACCOUNT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	400,465	$ 4,070,000	538,878	$ 5,388,000
Shares issued to shareholders in reinvestment of dividends	15,478	156,043	8,142	80,656
Net increase (decrease)	415,943	$ 4,226,043	547,020	$ 5,468,656
* The Fund commenced operations on May 15, 2023.
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2024, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Emerging Markets Managed Account Fund	$ 1,692,238	$ 455,506
Municipal Managed Account Fund	3,434,759	377,588
Thornburg Managed Account Funds Semi-Annual Report  |  21

Financial Highlights
Emerging Markets Managed Account Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS I SHARES
2024 (b)(c)	$ 10.00	0.10	0.43	0.53	(0.05)	—	—	(0.05)	$ 10.48

(a)	Not annualized for periods less than one year.
(b)	The Fund commenced operations on October 2, 2023.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
22  |  Thornburg Managed Account Funds Semi-Annual Report

Financial Highlights, Continued
Emerging Markets Managed Account Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS I SHARES
2024 (b)(c)	2.14 (d)	— (d)	9.30 (d)(e)	5.36	36.56	$ 1,416
Thornburg Managed Account Funds Semi-Annual Report  |  23

Financial Highlights
Municipal Managed Account Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS I SHARES
2024 (b)	$ 9.68	0.22	0.56	0.78	(0.22)	—	—	(0.22)	$ 10.24
2023 (d)	$ 10.00	0.15	(0.32)	(0.17)	(0.15)	—	—	(0.15)	$ 9.68

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Annualized.
(d)	The Fund commenced operations on May 15, 2023.
+	Based on weighted average shares outstanding.
24  |  Thornburg Managed Account Funds Semi-Annual Report

Financial Highlights, Continued
Municipal Managed Account Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS I SHARES
2024 (b)	4.35 (c)	— (c)	2.04 (c)	8.13	6.03	$ 9,858
2023 (d)	4.00 (c)	— (c)	3.65 (c)	(1.74)	39.98	$ 5,293
Thornburg Managed Account Funds Semi-Annual Report  |  25

Expense Example
March 31, 2024 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2023, and held until March 31, 2024.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2023 and held through March 31, 2024.
	Actual		Hypothetical *
	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Ending Account Value 3/31/24	Expenses Paid During Period† 10/1/23-3/31/24	Annualized Expense Ratio
EMERGING MARKETS MANAGED ACCOUNT FUND
CLASS I SHARES	$1,053.59	$0.00	$1,024.73	$0.00 ‡	0.00%
MUNICIPAL MANAGED ACCOUNT FUND
CLASS I SHARES	$1,081.32	$0.00	$1,025.00	$0.00	0.00%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class (I: 0.00%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
‡	Expenses are equal to the annualized expense ratio for the class (I: 0.00%) multiplied by the average account value over the period, multiplied by 181/366 to reflect the accrual period from 10/3/23 to 3/31/24.
26  |  Thornburg Managed Account Funds Semi-Annual Report

Other Information
March 31, 2024 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the U.S. Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF  INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to the Emerging Markets Managed Account Fund and the Municipal Managed Account Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Advisory Agreement annually, and most recently determined to renew the Advisory Agreement for each of the Funds on September 19, 2023.
Information about factors considered by the Trustees in connection with their most recent determination to renew the Advisory Agreement for the Municipal Managed Account Fund is included in that Fund’s annual report to shareholders for the year ended September 30, 2023. The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Advisory Agreement for the Emerging Markets Managed Account Fund, which did not commence investment operations until after the year ended September 30, 2023. In determining to renew the Advisory Agreement for the Emerging Markets Managed Account Fund, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Advisory Agreement for the Emerging Markets Managed Account Fund written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Advisory Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel. The Trustees observed in considering this information that while the Emerging Markets Managed Account Fund had not yet commenced investment operations, the nature, extent, and quality of the services that the Advisor would provide to the Emerging Markets Managed Account Fund pursuant to the Advisory Agreement were expected to be similar to the services that the Advisor provides to other series of the Trust, including particularly the Thornburg Developing World Fund. The Trustees noted also in this regard the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the Emerging Markets Managed Account Fund and the other members of the Advisor’s investment team who would support those portfolio managers.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Emerging Markets Managed Account Fund by the Advisor pursuant to the Advisory Agreement.
Investment Performance. While the Emerging Markets Managed Account Fund did not have any investment performance at the time the Trustees approved the renewal of the Advisory Agreement, the Trustees did consider the Advisor’s success in achieving positive investment performance in most periods for the Trust’s other equity Funds, including particularly the Thornburg Developing World Fund. The Trustees also considered the Emerging Markets Managed Account Fund’s investment strategies and processes and concluded that the prospects for the Emerging Markets Managed Account Fund’s competitive future performance were acceptable.
Thornburg Managed Account Funds Semi-Annual Report  |  27

Other Information, Continued
March 31, 2024 (Unaudited)
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Emerging Markets Managed Account Fund.  Expense levels were also not considered because the Advisor has agreed to waive nearly all operating expenses for the Emerging Markets Managed Account Fund.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the Advisory Agreement, because the Advisor does not charge fees to the Emerging Markets Managed Account Fund under the Advisory Agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Emerging Markets Managed Account Fund in reviewing the Advisory Agreement, because the Advisor does not receive a fee from the Emerging Markets Managed Account Fund under the Advisory Agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Emerging Markets Managed Account Fund.
Summary of Conclusions. After considering the factors identified above, and in light of the other information received by the Trustees respecting the Emerging Markets Managed Account Fund, the Trustees determined to renew the Advisory Agreement for an additional term of one year for the Emerging Markets Managed Account Fund.
SHAREHOLDER MEETING INFORMATION
A special meeting (the “Meeting”) of shareholders of Thornburg Investment Trust (the “Trust”) was held on October 2, 2023 at the offices of Thornburg Investment Management, Inc., 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506. At the Meeting, the shareholders of the Municipal Managed Account Fund considered the election of Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).
The Independent Trustees elected at the Meeting were Elizabeth D. Black, Sally Corning, David L. Gardner and Patrick J. Talamantes (the “Nominees”). Each Nominee was elected by a plurality of the shares of the Municipal Managed Account Fund voted in person or by proxy. Abstentions and broker non-votes were treated as present for purposes of determining a quorum at the Meeting. Garrett Thornburg, Susan H. Dubin, Brian J. McMahon, Owen D. Van Essen and James W. Weyhrauch did not stand for election as they are all Trustees previously elected by shareholders of the Trust and continue to serve as Trustees of the Trust.
The voting results for the Municipal Managed Account Fund are set out as follows:
Elizabeth (Lisa) D. Black
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
543,318.95	504,199.98	100.00%	92.80%	0.00	0.00%	0.00%
Sally Corning
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
543,318.95	504,199.98	100.00%	92.80%	0.00	0.00%	0.00%
David L. Gardner
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
543,318.95	504,199.98	100.00%	92.80%	0.00	0.00%	0.00%
28   |  Thornburg Managed Account Funds Semi-Annual Report

Other Information, Continued
March 31, 2024 (Unaudited)
Patrick J. Talamantes
Outstanding Shares	Shares Voted For	% of Voted Shares For	% of Outstanding Shares For	Shares Voted Withhold	% of Voted Shares Withhold	% of Outstanding Shares Withhold
543,318.95	504,199.98	100.00%	92.80%	0.00	0.00%	0.00%
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 13, 2023, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2022 through November 20, 2023 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial  ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
Thornburg Managed Account Funds Semi-Annual Report  |  29

Trustees and Officers
 March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 78 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Lisa Black, 64 Trustee since 2023(6), Member of Audit Committee and Operations Risk Oversight Committee	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
Sally Corning, 63 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 75 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 61 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Governance & Nominating Committee and Operations Risk Oversight Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 65 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
30   |  Thornburg Managed Account Funds Semi-Annual Report

Trustees and Officers, Continued
 March 31, 2024 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Geoffrey Black, 62 Secretary since 2024(6)(7)	Director of Fund Operations of Thornburg Investment Management, Inc. since 2024; Director, Transfer Agent Services at Russell Investments (2010-2024).	Not applicable
Randy Dry, 49 Vice President 2014-2024(6)	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023, Secretary 2024(6), Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 43 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary 2021-2024(6)(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 24 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 24 Funds of the Trust. Each Trustee oversees the 24 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise, each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 24 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	Ms. Black served as an Advisory Trustee from April 1, 2023 through October 1, 2023 and was elected as an independent Trustee effective October 2, 2023. Mr. Dry concluded his service as a Vice President of the Trust effective April 15, 2024. Ms. Rippel concluded her service as Secretary of the Trust effective April 19, 2024.Mr. Holloway served as Secretary of the Trust from April 22, 2024 through May 15, 2024, when he was succeeded by Mr. Black, who was appointed as Secretary of the Trust effective May 15, 2024.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Managed Account Funds Semi-Annual Report  |  31

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
32  |  Thornburg Managed Account Funds Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2024) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Ultra Short Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Core Plus Bond Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Managed Account Funds Semi-Annual Report  |  33

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Thornburg Managed Account Funds Semi-Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities LLC
800.847.0200	TH6341

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Summit Fund, Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Core Plus Bond Fund, Strategic Income Fund, Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Capital Management Fund, Emerging Markets Managed Account Fund, and Municipal Managed Account Fund.

By:	/s/ Nimish Bhatt

Nimish Bhatt

President and principal executive officer

Date:	May 15, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nimish Bhatt

Nimish Bhatt

President and principal executive officer

Date:	May 15, 2024

By:	/s/ Curtis Holloway

Curtis Holloway

Treasurer and principal financial officer

Date:	May 15, 2024